UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2009 – April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Advisers Fund

The Hartford Advisers Fund

The Hartford Advisers Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital Government/Credit Bond Index is an unmanaged, market  value-weighted index of all debt obligations of the U.S. Treasury and U.S.  Government agencies (excluding mortgage-backed securities) and of all publicly  issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6 Month†	1 Year	5 Year	10 Year
Advisers A#	11.89%	32.51%	3.56%	1.46%
Advisers A##		25.22%	2.39%	0.89%
Advisers B#	11.43%	31.36%	2.71%	NA*
Advisers B##		26.36%	2.37%	NA*
Advisers C#	11.49%	31.50%	2.81%	0.77%
Advisers C##		30.50%	2.81%	0.77%
Advisers R3#	11.74%	32.24%	3.54%	1.70%
Advisers R4#	11.86%	32.60%	3.73%	1.79%
Advisers R5#	12.03%	32.86%	3.93%	1.90%
Advisers Y#	12.07%	33.04%	4.01%	1.93%
Barclays Capital	2.33%	8.62%	5.11%	6.40%
Government/Credit Bond Index
S&P 500 Index	15.66%	38.82%	2.63%	-0.19%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers Steven T. Irons, CFA Senior Vice President, Partner	John C. Keogh Senior Vice President, Partner	Peter I. Higgins, CFA Senior Vice President	Christopher L. Gootkind, CFA Vice President

How did the Fund perform?

The Class A shares of The Hartford Advisers Fund returned 11.89%, before sales charge, for the six-month period ended April 30, 2010, versus the returns of 15.66% for the S&P 500 Index, 2.33% for the Barclays Capital Government/Credit Bond Index, and 11.18% for the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% of their assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities posted positive results during the period, extending a nearly 14-month long market rally. Throughout the period, extraordinary government measures helped stabilize global economies and markets. As the period progressed, investor confidence grew amid accommodative monetary policy, better-than-expected corporate earnings, and improving economic data, all of which provided a favorable backdrop for equities. Equity markets, as measured by the S&P 500 Index, returned 15.66% during the period. Consumer Discretionary (+31%), Industrials (+30%), and Materials (+17%)

2

posted the largest gains while Telecommunication Services (+7%), Energy (+7%), and Consumer Staples (+8%) gained the least.

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned 2.33% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portion of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative results, as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities relative to the benchmark.

Equity outperformance versus the benchmark was driven in part by security selection, which was strongest in Industrials, Consumer Discretionary, and Energy. This was partially offset by weaker selection in Information Technology and Health Care. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative performance due to overweight exposures to Industrials and Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Telecommunication Services.

Top contributors to relative performance of the equity portion of the Fund during the period were Delta (Industrials), Buck Holdings (Consumer Discretionary) and Comcast (Consumer Discretionary). Shares of Delta, the largest U.S. airline, rose amid a strong rebound in leisure demand coupled with early signs of recovery in corporate travel. Shares of Buck Holdings rose as the company executed a successful initial public offering of Dollar General. Since going private, Dollar General had meaningfully improved its business, deleveraged, and accelerated store growth. Comcast, a cable TV, internet, and telephone service provider, announced deal terms for the purchase of a stake in NBC Universal, driving shares higher. The Fund’s holdings in Bank of America (Financials) also contributed positively to the Fund’s returns on an absolute basis.

Stocks that detracted the most from relative returns during the period were UBS (Financials), Shionogi (Health Care), and Qualcomm (Information Technology). Shares of Switzerland-based investment bank and money manager UBS sold off amid expectations of a decline in trading profits and due to client outflows related to the tax forgiveness program for offshore U.S. accounts. Shionogi’s profit suffered during the period due to litigation surrounding its largest product, cholesterol drug Crestor, driving its stock price downward. Generic drug companies have challenged the validity of Crestor’s patents in the U.S., where the drug is marketed by AstraZeneca. Shares of Qualcomm, a designer, manufacturer, and marketer of digital wireless telecommunications products, lagged because of short-term concerns regarding the demand for wireless handsets as well as the future direction of handset pricing and mix. Goldman Sachs (Financials) detracted from absolute returns.

The fixed income portion of the Fund outperformed its benchmark during the period. The Fund’s overweight to, and security selection within, the corporate bond sector were the primary drivers of the outperformance. Allocations to agency mortgage-backed securities (MBS) and consumer asset-backed securities (ABS) were also additive, while yield curve positioning modestly detracted. Corporate bonds posted strong performance for the period as corporate earnings surprised to the upside and demand for corporate bonds remained strong. The sector experienced large inflows as investors sought higher-yielding alternatives to low cash rates. Within the sector, improvements in the economic outlook, capital market performance, and improved liquidity benefited issuers within the Financial sector, in particular Insurance companies and REITS. The Fund’s overweight to the debt of financial issuers and to the corporate bond sector overall were both positive contributors to performance. Allocations to agency pass-throughs and credit card ABS were also additive. The agency MBS sector continued to benefit from the support of the Federal Reserve’s purchase program, where purchases exceeded supply driving valuations higher. Consumer ABS, including credit card deals, were buoyed by improving economic conditions. Limited supply and positive developments in consumer fundamentals also supported the sector.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. The housing market remains fragile, although declines appear to be moderating, and global sovereign risk is rising.

In the midst of this uncertainty, in the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Consumer Discretionary, and Information Technology. The equity portion of the Fund’s largest underweights relative to the S&P 500 Index were in Telecommunication Services, Utilities, and Energy.

We believe fixed income volatility in the current environment is likely to remain elevated for the foreseeable future. We also believe that the Federal Reserve will keep the policy rate low longer than market expectations and that inflation pressures will continue to be subdued.

3

We believe Treasury yields are likely to remain range bound in this scenario and, as a result, within the fixed income sleeve we are tactically managing the Fund’s duration around neutral. Overall we maintain a constructive view on risk assets amid an improving economic backdrop and attractive valuations.

In the fixed income portion of the Fund we continue to be positioned with an underweight to the government sector, as we believe that there are more compelling opportunities in other sectors. Within the credit sector, valuations are attractive. Corporate earnings are improving and demand for the sector remains strong. We are maintaining our overweight posture to the sector, favoring financial and BBB-rated issuers. Agency pass-through spreads over Treasuries are narrow; however, we continue to find value in select higher coupon pass-throughs given our benign outlook for prepayment risk. Lastly, we believe that fundamentals for consumer ABS are stabilizing and we hold exposure to the senior tranches of select credit card-backed deals.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of April 30, 2010, the Fund’s equity exposure was at 67% compared to 60% in its benchmark and at the upper end of the Fund’s 50%-70% range.

Diversification by Security Type
as of April 30, 2010

Percentage of
Category	Net Assets
Equity Securities
Common Stocks	66.9%
Warrants	0.0
Total	66.9%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.5%
Corporate Bonds: Investment Grade	13.2
Corporate Bonds: Non-Investment Grade	0.2
Municipal Bonds	1.0
U.S. Government Agencies	0.9
U.S. Government Securities	15.9
Total	31.7%
Short-Term Investments	1.7%
Other Assets and Liabilities	(0.3)
Total	100.0%

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	2.7
Capital Goods (Industrials)	5.4
Consumer Durables & Apparel (Consumer Discretionary)	0.6
Diversified Financials (Financials)	6.6
Energy (Energy)	6.0
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	4.3
Health Care Equipment & Services (Health Care)	2.5
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	2.3
Materials (Materials)	1.0
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Retailing (Consumer Discretionary)	5.1
Semiconductors & Semiconductor Equipment (Information Technology)	0.8
Software & Services (Information Technology)	6.2
Technology Hardware & Equipment (Information Technology)	6.9
Transportation (Industrials)	2.9
Utilities (Utilities)	0.5
Total	66.9%
Fixed Income Securities
Air Transportation (Transportation)	0.4
Arts, Entertainment and Recreation (Services)	0.3
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	8.4
Food Manufacturing (Consumer Staples)	0.1
Foreign Governments (Foreign Governments)	0.0
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	0.6
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.2
Housing (HFA'S, etc.) (Housing (HFA'S, etc.))	0.0
Information (Technology)	0.8
Machinery Manufacturing (Capital Goods)	0.1
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.3
Petroleum and Coal Products Manufacturing (Energy)	0.5
Pipeline Transportation (Utilities)	0.2
Real Estate and Rental and Leasing (Finance)	0.3
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.3
U.S. Government Agencies (U.S. Government Agencies)	0.9
U.S. Government Securities (U.S. Government Securities)	15.9
Utilities (Utilities)	1.0
Utilities - Water and Sewer (Utilities – Water and Sewer)	0.1
Total	31.7%
Short-Term Investments	1.7
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford Advisers Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 66.9%
	Automobiles & Components - 1.6%
354	Ford Motor Co. ●	$4,610
147	Harley-Davidson, Inc.	4,980
90	Johnson Controls, Inc.	3,033
		12,623
	Banks - 2.7%
120	PNC Financial Services Group, Inc.	8,041
373	Wells Fargo & Co.	12,337
		20,378
	Capital Goods - 5.4%
55	Boeing Co.	3,955
47	Cummins, Inc.	3,366
340	General Electric Co.	6,416
42	Honeywell International, Inc.	2,000
133	Ingersoll-Rand plc	4,918
182	Masco Corp.	2,947
120	PACCAR, Inc.	5,573
53	Rockwell Collins, Inc.	3,445
19	Siemens AG ADR	1,894
268	Textron, Inc.	6,126
34	Tyco International Ltd.	1,300
		41,940
	Consumer Durables & Apparel - 0.6%
74	Stanley Black & Decker, Inc.	4,624

	Diversified Financials - 6.6%
107	Ameriprise Financial, Inc.	4,979
720	Bank of America Corp.	12,845
282	Discover Financial Services, Inc.	4,363
54	Goldman Sachs Group, Inc.	7,855
179	Invesco Ltd.	4,120
230	JP Morgan Chase & Co.	9,780
103	SEI Investments Co.	2,311
258	UBS AG ADR	3,977
		50,230
	Energy - 6.0%
39	Anadarko Petroleum Corp.	2,449
39	BP plc ADR	2,044
155	ConocoPhillips Holding Co.	9,151
100	Exxon Mobil Corp.	6,798
73	Hess Corp.	4,639
95	National Oilwell Varco, Inc.	4,161
88	Occidental Petroleum Corp.	7,758
57	Suncor Energy, Inc.	1,957
41	Ultra Petroleum Corp. ●	1,973
217	Williams Cos., Inc.	5,133
		46,063
	Food & Staples Retailing - 1.7%
157	CVS/Caremark Corp.	5,798
133	Sysco Corp.	4,179
55	Wal-Mart Stores, Inc.	2,956
		12,933
	Food, Beverage & Tobacco - 4.3%
135	General Mills, Inc.	9,623
129	Kraft Foods, Inc.	3,804
223	PepsiCo, Inc.	14,518
156	Unilever N.V. NY Shares ADR	4,733
		32,678
	Health Care Equipment & Services - 2.5%
290	Boston Scientific Corp. ●	1,996
137	Medtronic, Inc.	5,981
170	St. Jude Medical, Inc. ●	6,956
150	UnitedHealth Group, Inc.	4,547
		19,480
	Household & Personal Products - 0.5%
58	Energizer Holdings, Inc. ●	3,513

	Insurance - 2.3%
97	ACE Ltd.	5,152
139	Marsh & McLennan Cos., Inc.	3,357
115	Principal Financial Group, Inc.	3,366
296	Prudential plc	2,600
116	Unum Group	2,833
		17,308
	Materials - 1.0%
121	Dow Chemical Co.	3,743
64	Monsanto Co.	4,023
		7,766
	Media - 1.4%
531	Comcast Corp. Class A	10,472

	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
65	Amgen, Inc. ●	3,729
48	Celgene Corp. ●	2,961
224	Daiichi Sankyo Co., Ltd.	3,889
359	Elan Corp. plc ADR ●	2,410
112	Eli Lilly & Co.	3,927
21	Forest Laboratories, Inc. ●	559
51	Genzyme Corp. ●	2,699
64	Gilead Sciences, Inc. ●	2,551
39	Johnson & Johnson	2,488
278	Merck & Co., Inc.	9,752
537	Pfizer, Inc.	8,977
25	Roche Holding AG	3,966
206	Shionogi & Co., Ltd.	3,726
145	UCB S.A.	5,600
86	Vertex Pharmaceuticals, Inc. ●	3,334
		60,568
	Retailing - 5.1%
20	Amazon.com, Inc. ●	2,748
2,225	Buck Holdings L.P. ⌂●†	5,195
77	Home Depot, Inc.	2,714
70	Kohl's Corp. ●	3,827
377	Lowe's Co., Inc.	10,230
73	Nordstrom, Inc.	3,030
123	Staples, Inc.	2,899
140	Target Corp.	7,939
		38,582
	Semiconductors & Semiconductor Equipment - 0.8%
61	Broadcom Corp. Class A	2,104
214	Maxim Integrated Products, Inc.	4,158
		6,262
	Software & Services - 6.2%
146	Accenture plc	6,350
174	Automatic Data Processing, Inc.	7,523
29	Citrix Systems, Inc. ●	1,339
17	Google, Inc. ●	8,722

The accompanying notes are an integral part of these financial statements.

5

The Hartford Advisers Fund
Schedule of Investments – (continued)
 April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 66.9% - (continued)
	Software & Services - 6.2% - (continued)
431	Microsoft Corp.	$13,166
395	Western Union Co.	7,214
216	Yahoo!, Inc. ●	3,567
		47,881
	Technology Hardware & Equipment - 6.9%
30	Apple, Inc. ●	7,886
508	Cisco Systems, Inc. ●	13,662
227	Dell, Inc. ●	3,667
259	EMC Corp. ●	4,925
170	Hewlett-Packard Co.	8,845
302	Qualcomm, Inc.	11,696
35	Research In Motion Ltd. ●	2,513
		53,194
	Transportation - 2.9%
491	Delta Air Lines, Inc. ●	5,934
34	FedEx Corp.	3,024
114	Kansas City Southern ●	4,631
121	United Parcel Service, Inc. Class B	8,366
		21,955
	Utilities - 0.5%
75	FPL Group, Inc.	3,883

	Total common stocks
	(cost $437,250)	$512,333

WARRANTS - 0.0%
	Banks - 0.0%
103	Washington Mutual, Inc. Private Placement ⌂●†	$–

	Total warrants
	(cost $–)	$–

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Citibank Credit Card Issuance Trust
$2,985	5.65%, 09/20/2019	$3,374
	Marriott Vacation Club Owner Trust
164	5.36%, 10/20/2028 ■	166
		3,540

	Total asset & commercial mortgage backed securities
	(cost $3,132)	$3,540

CORPORATE BONDS: INVESTMENT GRADE - 13.2%
	Air Transportation - 0.4%
	Continental Airlines, Inc.
$742	5.98%, 04/19/2022	$734
	Southwest Airlines Co.
1,750	5.75%, 12/15/2016	1,809
633	6.15%, 08/01/2022	646
		3,189
	Arts, Entertainment and Recreation - 0.3%
	CBS Corp.
105	5.75%, 04/15/2020	109
	Comcast Corp.
1,600	5.90%, 03/15/2016	1,760
	News America Holdings, Inc.
220	5.65%, 08/15/2020	236
		2,105
	Beverage and Tobacco Product Manufacturing - 0.1%
	Anheuser-Busch InBev N.V.
800	7.75%, 01/15/2019 ■	963

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	576
	Thermo Fisher Scientific, Inc.
150	3.20%, 05/01/2015	151
		727

	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,323

	Finance and Insurance - 7.7%
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014	139
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,297
	ANZ National Ltd.
250	2.38%, 12/21/2012 ■	252
	AXA Financial, Inc.
1,200	7.00%, 04/01/2028	1,215
	Bank of America Corp.
3,000	5.42%, 03/15/2017	2,975
	Berkshire Hathaway Finance Corp.
1,050	4.85%, 01/15/2015	1,144
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	740
375	6.00%, 04/01/2016	382
	Capital One Bank
750	6.50%, 06/13/2013	828
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	570
	Citibank NA
5,000	1.88%, 06/04/2012	5,073
	Citigroup, Inc.
1,600	6.00%, 10/31/2033	1,439
105	8.13%, 07/15/2039	125
	Credit Agricole
715	3.50%, 04/13/2015 ■	715
	Discover Financial Services, Inc.
1,245	6.45%, 06/12/2017	1,265
	Eaton Vance Corp.
530	6.50%, 10/02/2017	590
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	918
	General Electric Capital Corp.
700	2.80%, 01/08/2013	712
	Goldman Sachs Group, Inc.
1,200	5.63%, 01/15/2017	1,185
1,000	6.00%, 05/01/2014	1,076
	Health Care Properties
1,435	6.00%, 01/30/2017	1,466

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 13.2% - (continued)
	Finance and Insurance - 7.7% - (continued)
	HSBC Finance Corp.
$2,000	5.50%, 01/19/2016	$2,144
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,270
	John Deere Capital Corp.
465	2.95%, 03/09/2015	468
460	4.88%, 10/15/2010	469
	JP Morgan Chase & Co.
675	3.70%, 01/20/2015	689
1,795	5.13%, 09/15/2014	1,918
	Kimco Realty Corp.
1,550	5.78%, 03/15/2016	1,648
	Liberty Mutual Group, Inc.
2,335	5.75%, 03/15/2014 ■	2,430
	Liberty Property L.P.
315	6.63%, 10/01/2017	329
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	2,078
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,745
	National City Corp.
125	6.88%, 05/15/2019	140
	New England Mutual Life Insurance Co.
1,100	7.88%, 02/15/2024 ■	1,222
	Nomura Holdings, Inc.
265	5.00%, 03/04/2015	277
	Nordea Bank Ab
330	3.70%, 11/13/2014 ■	337
	Paccar Financial Corp.
275	1.95%, 12/17/2012	275
	PNC Funding Corp.
625	5.40%, 06/10/2014	678
	Prologis Trust
1,500	5.63%, 11/15/2016	1,482
	Prudential Funding LLC
2,000	6.75%, 09/15/2023 ■	2,146
	Rabobank Nederland N.V. NY
750	3.20%, 03/11/2015 ■	752
	Realty Income Corp.
965	6.75%, 08/15/2019	1,029
	Republic New York Capital I
250	7.75%, 11/15/2006	257
	Royal Bank of Scotland plc
500	4.88%, 03/16/2015	513
	Simon Property Group L.P.
2,000	6.10%, 05/01/2016	2,157
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,135
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,424
	Svenska Handelsbanken AB
550	4.88%, 06/10/2014 ■	586
	UnitedHealth Group, Inc.
379	5.50%, 11/15/2012	411
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,533
	WEA Finance LLC
1,000	7.13%, 04/15/2018 ■	1,130
	Wells Fargo & Co.
1,100	3.63%, 04/15/2015	1,117
		58,895
	Food Manufacturing - 0.1%
	Kraft Foods, Inc.
700	4.13%, 02/09/2016	718

	Foreign Governments - 0.0%
	Hungary (Republic of)
305	6.25%, 01/29/2020	319

	Health Care and Social Assistance - 0.6%
	CVS Corp.
1,550	6.13%, 08/15/2016	1,726
	Express Scripts, Inc.
195	6.25%, 06/15/2014	219
	Merck & Co., Inc.
400	4.00%, 06/30/2015	423
	Schering-Plough Corp.
2,000	5.30%, 12/01/2013	2,238
		4,606
	Information - 0.8%
	BellSouth Telecommunications
250	7.00%, 12/01/2095	264
	Fiserv, Inc.
1,250	6.13%, 11/20/2012	1,365
	France Telecom S.A.
250	4.38%, 07/08/2014	267
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,594
	Oracle Corp.
550	6.13%, 07/08/2039	600
	SBA Tower Trust
370	4.25%, 04/15/2015 ■	378
	Telecom Italia Capital
565	7.00%, 06/04/2018	612
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	900
	Verizon Global Funding Corp.
250	7.25%, 12/01/2010	259
		6,239
	Machinery Manufacturing - 0.1%
	Xerox Corp.
1,000	8.25%, 05/15/2014	1,171

	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
1,975	6.50%, 11/15/2013	2,202

	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,270
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	85
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,213
	Weatherford International Ltd.
1,000	5.95%, 06/15/2012	1,080
		3,648
The accompanying notes are an integral part of these financial statements.

7

The Hartford Advisers Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 13.2% - (continued)
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
$1,500	6.95%, 01/15/2038	$1,674

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
2,000	5.45%, 12/15/2014	2,188

	Retail Trade - 0.2%
	Lowe's Co., Inc.
600	4.63%, 04/15/2020	615
	Staples, Inc.
460	9.75%, 01/15/2014	563
		1,178
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
2,049	9.36%, 01/01/2021	2,636

	Utilities - 1.0%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	1,047
	Enel Finance International S.A.
805	6.80%, 09/15/2037 ■	852
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,613
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,084
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	522
	Southern California Edison Co.
1,750	5.55%, 01/15/2037	1,784
	Taqa Abu Dhabi National Energy Co.
695	5.88%, 10/27/2016 ■	719
		7,621
	Total corporate bonds: investment grade
	(cost $96,342)	$101,402

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.2%
	Finance and Insurance - 0.2%
	Capital One Capital IV
$300	6.75%, 02/17/2037	$267
	International Lease Finance Corp.
1,200	5.63%, 09/15/2010	1,199
		1,466
	Total corporate bonds: non-investment grade
	(cost $1,500)	$1,466

MUNICIPAL BONDS - 1.0%
	General Obligations - 0.3%
	Chicago Metropolitan Water Reclamation Dist,
$130	5.72%, 12/01/2038	$136
	Los Angeles USD,
800	5.75%, 07/01/2034	756
	Oregon School Boards Association, Taxable Pension,
2,000	4.76%, 06/30/2028	1,758
		2,650
	Higher Education (Univ., Dorms, etc.) - 0.2%
	Curators University, MO, Taxable System Facs Rev,
415	5.96%, 11/01/2039	437
	Massachusetts School Building Auth,
475	5.72%, 08/15/2039	488
	University of California,
370	5.77%, 05/15/2043	371
		1,296
	Housing (HFA'S, etc.) - 0.0%
	University of California,
370	6.58%, 05/15/2049	396

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
425	6.00%, 12/01/2044	459

	Transportation - 0.3%
	Bay Area Toll Auth,
575	6.26%, 04/01/2049	595
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	366
	Maryland State Transit Auth,
255	5.89%, 07/01/2043	269
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	683
	PA New York and New Jersey, Taxable Rev,
185	5.86%, 12/01/2024	196
115	6.04%, 12/01/2029	123
		2,232

	Utilities - Water and Sewer - 0.1%
	Irvine Ranch, CA, Water Dist,
515	2.61%, 03/15/2014	520

	Total municipal bonds
	(cost $7,631)	$7,553

U.S. GOVERNMENT AGENCIES - 0.9%
	Federal National Mortgage Association - 0.4%
$2,037	5.50%, 10/01/2014 - 08/01/2023	$2,174

	Government National Mortgage Association - 0.5%
1,050	6.00%, 11/20/2023 - 09/15/2034	1,143
1,272	6.50%, 04/15/2026 - 02/15/2035	1,409
1,394	7.00%, 11/15/2031 - 11/15/2033	1,558
243	8.00%, 12/15/2029 - 02/15/2031	280
		4,390
	Total U.S. government agencies
	(cost $6,116)	$6,564

U.S. GOVERNMENT SECURITIES - 15.9%
	Other Direct Federal Obligations - 2.5%
	Federal Financing Corporation - 2.2%
$1,456	5.24%, 12/06/2013	$1,328
2,220	5.25%, 12/27/2013	2,020
10,000	9.80%, 04/06/2018	13,613
		16,961

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 15.9% - (continued)
	Other Direct Federal Obligations - 2.5% - (continued)
	Federal Home Loan Bank - 0.3%
$2,225	4.88%, 11/18/2011		$2,360
			19,321
	U.S. Treasury Securities - 13.4%
	U.S. Treasury Bonds - 2.8%
4,855	4.38%, 11/15/2039		4,734
3,700	4.38%, 02/15/2038		3,625
5,000	6.00%, 02/15/2026		6,023
5,775	6.25%, 08/15/2023 ╦		7,064
			21,446
	U.S. Treasury Notes - 10.6%
31,160	1.00%, 07/31/2011 - 09/30/2011		31,318
6,000	1.38%, 05/15/2012		6,047
6,500	1.88%, 02/28/2014		6,486
9,500	2.38%, 08/31/2010		9,566
1,200	3.63%, 02/15/2020		1,196
7,000	3.88%, 02/15/2013 - 05/15/2018		7,423
6,335	4.13%, 08/15/2010		6,406
5,000	4.25%, 08/15/2013		5,425
5,200	4.50%, 05/15/2017		5,673
1,277	4.75%, 05/31/2012		1,376
			80,916
			102,362
	Total U.S. government securities
	(cost $117,148)		$121,683

	Total long-term investments
	(cost $669,119)		$754,541

SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,354,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $1,381)
$1,354	0.20%, 04/30/2010		$1,354
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $5,048,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $5,148)
5,047	0.20%, 04/30/2010		5,047
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $1,556, collateralized by
	FHLMC 6.00% - 6.50%, 2038, value of
	$1,587)
1,556	0.20%, 04/30/2010		1,556
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $3,151,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $3,220)
3,151	0.19%, 04/30/2010		3,151
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$22, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $22)
22	0.18%, 04/30/2010		22
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,845,
	collateralized by U.S. Treasury Note
	3.00%, 2017, value of $1,882)
1,845	0.20%, 04/30/2010		1,845
			12,975
	Total short-term investments
	(cost $12,975)		$12,975

	Total investments
	(cost $682,094) ▲	100.3%	$767,516
	Other assets and liabilities	(0.3)%	(2,077)
	Total net assets	100.0%	$765,439
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.6% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $704,125 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,339
Unrealized Depreciation	(30,948)
Net Unrealized Appreciation	$63,391

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the  supervision of the Fund's Board of Directors at April 30, 2010, was $5,195, which represents 0.68% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these  securities at April 30, 2010, was $16,186, which represents 2.11% of total net assets.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Advisers Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

╦	This security, or a portion of this security, has been pledged as collateral in connection with swaps.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	2,225	Buck Holdings L.P.	$1,902
04/2008	103	Washington Mutual, Inc. Private Placement Warrants	–

The aggregate value of these securities at April 30, 2010 was $5,195  which represents 0.68% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at April 30, 2010

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	CDX North American Investment Grade Index	Buy	1.00%	12/20/14	$7,800	$24

The accompanying notes are an integral part of these financial statements.

10

The Hartford Advisers Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,540	$–	$3,540	$–
Common Stocks ‡	512,333	487,357	19,781	5,195
Corporate Bonds: Investment Grade	101,402	–	100,022	1,380
Corporate Bonds: Non-Investment Grade	1,466	–	1,466	–
Municipal Bonds	7,553	–	7,553	–
U.S. Government Agencies	6,564	–	6,564	–
U.S. Government Securities	121,683	1,196	120,487	–
Warrants	–	–	–	–
Short-Term Investments	12,975	–	12,975	–
Total	$767,516	$488,553	$272,388	$6,575
Credit Default Swaps *	24	–	24	–
Total	$24	$–	$24	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3*	Level 3*	2010
Assets:
Common Stock	$2,893	$(7,383)	$9,827	†	$—	$(142)	$—	$—	$5,195
Corporate Bonds	1,386	—	28	‡	—	(34)	—	—	1,380
Warrants	—	—	—		—	—	—	—	—
Total	$4,279	$(7,383)	$9,855		$—	$(176)	$—	$—	$6,575

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2) Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3) Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $2,733.
‡	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $28.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Advisers Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $682,094)	$767,516
Cash	1
Unrealized appreciation on swap contracts	24
Receivables:
Investment securities sold	5,834
Fund shares sold	195
Dividends and interest	2,856
Swap premiums paid	28
Other assets	106
Total assets	776,560
Liabilities:
Payables:
Investment securities purchased	9,128
Fund shares redeemed	1,597
Investment management fees	56
Administrative fees	—
Distribution fees	35
Accrued expenses	305
Total liabilities	11,121
Net assets	$765,439
Summary of Net Assets:
Capital stock and paid-in-capital	$970,027
Accumulated undistributed net investment income	610
Accumulated net realized loss on investments and foreign currency transactions	(290,642)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	85,444
Net assets	$765,439

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.09/$14.91
Shares outstanding	42,608
Net assets	$600,137
Class B: Net asset value per share	$13.95
Shares outstanding	4,361
Net assets	$60,812
Class C: Net asset value per share	$14.09
Shares outstanding	7,192
Net assets	$101,303
Class R3: Net asset value per share	$14.24
Shares outstanding	7
Net assets	$104
Class R4: Net asset value per share	$14.24
Shares outstanding	93
Net assets	$1,318
Class R5: Net asset value per share	$14.25
Shares outstanding	7
Net assets	$100
Class Y: Net asset value per share	$14.26
Shares outstanding	117
Net assets	$1,665

The accompanying notes are an integral part of these financial statements.

12

The Hartford Advisers Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,409
Interest	4,873
Less: Foreign tax withheld	(68)
Total investment income	9,214

Expenses:
Investment management fees	2,550
Administrative services fees	1
Transfer agent fees	953
Distribution fees
Class A	740
Class B	344
Class C	504
Class R3	—
Class R4	2
Custodian fees	7
Accounting services fees	69
Registration and filing fees	45
Board of Directors' fees	10
Audit fees	13
Other expenses	138
Total expenses (before waivers and fees paid indirectly)	5,376
Expense waivers	(170)
Transfer agent fee waivers	(31)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(208)
Total expenses, net	5,168
Net Investment Income	4,046
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	25,497
Net realized gain on swap contracts	21
Net realized gain on forward foreign currency contracts	20
Net realized loss on other foreign currency transactions	(18)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	25,520
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	55,917
Net unrealized appreciation of swap contracts	24
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	55,939
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	81,459
Net Increase in Net Assets Resulting from Operations	$85,505

The accompanying notes are an integral part of these financial statements.

13

The Hartford Advisers Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$4,046	$12,518
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	25,520	(205,293)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	55,939	321,277
Net Increase In Net Assets Resulting From Operations	85,505	128,502
Distributions to Shareholders:
From net investment income
Class A	(3,648)	(14,365)
Class B	(117)	(1,546)
Class C	(262)	(1,715)
Class R3	—	—
Class R4	(9)	(11)
Class R5	—	—
Class Y	(13)	(287)
Total distributions	(4,049)	(17,924)
Capital Share Transactions:
Class A	(43,072)	(98,612)
Class B	(20,564)	(40,568)
Class C	(8,273)	(22,080)
Class R3	89	2
Class R4	(102)	975
Class R5	90	—
Class Y	(115)	(10,108)
Net decrease from capital share transactions	(71,947)	(170,391)
Net Increase (Decrease) In Net Assets	9,509	(59,813)
Net Assets:
Beginning of period	755,930	815,743
End of period	$765,439	$755,930
Accumulated undistributed (distribution in excess of) net investment income (loss)	$610	$613

The accompanying notes are an integral part of these financial statements.

14

The Hartford Advisers Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Advisers Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

15

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

16

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the

17

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

18

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at April 30, 2010, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2010.

m)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

19

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

n)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Credit contracts	Unrealized appreciation on swap contracts	24

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$20	$—	$20
Credit contracts	—	—	—	—	21	21
Total	$—	$—	$—	$20	$21	$41

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Credit contracts	—	—	—	—	24	$24
Total	$—	$—	$—	$—	$24	$24

o)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

20

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$17,924	$120,978
Long-Term Capital Gains *	—	65,012

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$613
Accumulated Capital Losses *	(294,131)
Unrealized Appreciation †	7,474
Total Accumulated Deficit	$(286,044)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,983
Accumulated Net Realized Loss	(2,983)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$92,120
2017	202,011
Total	$294,131

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

21

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.43%	1.13%	0.83%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

22

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	1.18%	1.14%	1.17%	1.09%		1.11%	1.18%
Class B Shares	2.05	2.03	2.00	1.90		1.90	1.96
Class C Shares	1.92	1.98	1.86	1.78		1.81	1.88
Class R3 Shares	1.43	1.32	1.43	1.40	*
Class R4 Shares	1.13	1.12	1.11	1.05	*
Class R5 Shares	0.83	0.82	0.79	0.80	*
Class Y Shares	0.74	0.76	0.70	0.63		0.65	0.73

* From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $247 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $23. These commissions are in turn paid to sales representatives of the broker/dealers.

23

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $976 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.07%	13.15%
Class B	0.08	12.24
Class C	0.07	12.36
Class Y	0.07	13.65

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	6
Class R5	7

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$204,742
Sales Proceeds Excluding U.S. Government Obligations	267,810
Cost of Purchases for U.S. Government Obligations	5,932

24

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,753	260	(5,218)	—	(3,205)	4,259	1,313	(14,752)	—	(9,180)
Amount	$24,037	$3,533	$(70,642)	$—	$(43,072)	$46,222	$13,936	$(158,770)	$—	$(98,612)
Class B
Shares	29	8	(1,558)	—	(1,521)	220	145	(4,176)	—	(3,811)
Amount	$395	$113	$(21,072)	$—	$(20,564)	$2,323	$1,493	$(44,384)	$—	$(40,568)
Class C
Shares	127	18	(757)	—	(612)	453	151	(2,690)	—	(2,086)
Amount	$1,721	$240	$(10,234)	$—	$(8,273)	$4,836	$1,574	$(28,490)	$—	$(22,080)
Class R3
Shares	6	—	—	—	6	—	—	—	—	—
Amount	$89	$—	$—	$—	$89	$2	$—	$—	$—	$2
Class R4
Shares	13	1	(21)	—	(7)	101	1	(12)	—	90
Amount	$183	$9	$(294)	$—	$(102)	$1,103	$11	$(139)	$—	$975
Class R5
Shares	6	—	—	—	6	—	—	—	—	—
Amount	$90	$—	$—	$—	$90	$—	$—	$—	$—	$—
Class Y
Shares	8	1	(18)	—	(9)	71	27	(1,010)	—	(912)
Amount	$115	$13	$(243)	$—	$(115)	$786	$287	$(11,181)	$—	$(10,108)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	680	$9,324
For the Year Ended October 31, 2009	1,452	$15,686

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

25

The Hartford Advisers Fund
Financial Highlights

– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$12.67	$0.08	$–	$1.42	$1.50	$(0.08)	$–	$–	$(0.08)	$1.42	$14.09
B	12.54	0.03	–	1.40	1.43	(0.02)	–	–	(0.02)	1.41	13.95
C	12.67	0.03	–	1.43	1.46	(0.04)	–	–	(0.04)	1.42	14.09
R3	12.81	0.06	–	1.44	1.50	(0.07)	–	–	(0.07)	1.43	14.24
R4	12.81	0.09	–	1.43	1.52	(0.09)	–	–	(0.09)	1.43	14.24
R5	12.82	0.10	–	1.44	1.54	(0.11)	–	–	(0.11)	1.43	14.25
Y	12.83	0.12	–	1.43	1.55	(0.12)	–	–	(0.12)	1.43	14.26

For the Year Ended October 31, 2009 (G)
A	10.80	0.21	–	1.94	2.15	(0.28)	–	–	(0.28)	1.87	12.67
B	10.69	0.12	–	1.92	2.04	(0.19)	–	–	(0.19)	1.85	12.54
C	10.80	0.12	–	1.94	2.06	(0.19)	–	–	(0.19)	1.87	12.67
R3	10.92	0.18	–	1.97	2.15	(0.26)	–	–	(0.26)	1.89	12.81
R4	10.92	0.17	–	2.01	2.18	(0.29)	–	–	(0.29)	1.89	12.81
R5	10.93	0.24	–	1.97	2.21	(0.32)	–	–	(0.32)	1.89	12.82
Y	10.93	0.28	–	1.95	2.23	(0.33)	–	–	(0.33)	1.90	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	–	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	(7.72)	10.80
B	18.34	0.15	–	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	(7.65)	10.69
C	18.51	0.16	–	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	(7.71)	10.80
R3	18.70	0.21	–	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	(7.78)	10.92
R4	18.70	0.26	–	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	(7.78)	10.92
R5	18.71	0.31	–	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	(7.78)	10.93
Y	18.71	0.33	–	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	(7.78)	10.93

For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	–	(0.40)	1.78	18.52
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	–	(0.25)	1.77	18.34
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	–	(0.28)	1.78	18.51
R3(I)	17.24	0.21	–	1.44	1.65	(0.19)	–	–	(0.19)	1.46	18.70
R4(I)	17.24	0.25	–	1.44	1.69	(0.23)	–	–	(0.23)	1.46	18.70
R5(I)	17.24	0.31	–	1.43	1.74	(0.27)	–	–	(0.27)	1.47	18.71
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	–	(0.48)	1.80	18.71

For the Year Ended October 31, 2006
A	15.34	0.31	–	1.38	1.69	(0.29)	–	–	(0.29)	1.40	16.74
B	15.19	0.18	–	1.37	1.55	(0.17)	–	–	(0.17)	1.38	16.57
C	15.34	0.19	–	1.38	1.57	(0.18)	–	–	(0.18)	1.39	16.73
Y	15.50	0.38	–	1.40	1.78	(0.37)	–	–	(0.37)	1.41	16.91

For the Year Ended October 31, 2005 (G)
A	14.57	0.26	–	0.80	1.06	(0.29)	–	–	(0.29)	0.77	15.34
B	14.43	0.14	–	0.79	0.93	(0.17)	–	–	(0.17)	0.76	15.19
C	14.56	0.16	–	0.80	0.96	(0.18)	–	–	(0.18)	0.78	15.34
Y	14.72	0.33	–	0.81	1.14	(0.36)	–	–	(0.36)	0.78	15.50
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

11.89	%(E)	$600,137	1.24	%(F)	1.18	%(F)	1.18	%(F)	1.23	%(F)	28%
11.43	(E)	60,812	2.14	(F)	2.05	(F)	2.05	(F)	0.38	(F)	–
11.49	(E)	101,303	1.92	(F)	1.92	(F)	1.92	(F)	0.50	(F)	–
11.74	(E)	104	1.72	(F)	1.43	(F)	1.43	(F)	0.77	(F)	–
11.86	(E)	1,318	1.14	(F)	1.13	(F)	1.13	(F)	1.29	(F)	–
12.03	(E)	100	0.96	(F)	0.83	(F)	0.83	(F)	1.20	(F)	–
12.07	(E)	1,665	0.74	(F)	0.74	(F)	0.74	(F)	1.67	(F)	–

20.47		580,354	1.32		1.15		1.15		1.90		73
19.42		73,778	2.25		2.04		2.04		1.06		–
19.46		98,891	1.98		1.98		1.98		1.08		–
20.20		13	1.84		1.32		1.32		1.65		–
20.47		1,275	1.13		1.13		1.13		1.61		–
20.83		9	0.85		0.83		0.83		2.18		–
20.98		1,610	0.76		0.76		0.76		2.49		–

(33.24)		593,816	1.18		1.18		1.18		1.75		79
(33.80)		103,632	2.03		2.00		2.00		0.93		–
(33.68)		106,819	1.87		1.87		1.87		1.06		–
(33.39)		9	1.57		1.43		1.43		1.49		–
(33.16)		113	1.11		1.11		1.11		1.80		–
(32.96)		7	0.79		0.79		0.79		2.13		–
(32.91)		11,347	0.70		0.70		0.70		2.22		–

13.23	(H)	1,088,361	1.15		1.10		1.10		1.67		84
12.32	(H)	248,020	1.96		1.91		1.91		0.85		–
12.44	(H)	206,799	1.83		1.78		1.78		0.98		–
9.62	(E)	11	1.45	(F)	1.40	(F)	1.40	(F)	1.38	(F)	–
9.88	(E)	53	1.11	(F)	1.06	(F)	1.06	(F)	1.68	(F)	–
10.17	(E)	11	0.85	(F)	0.80	(F)	0.80	(F)	1.98	(F)	–
13.73	(H)	19,948	0.69		0.64		0.64		2.13		–

11.16		1,110,324	1.17		1.12		1.12		1.86		99
10.25		341,772	1.96		1.91		1.91		1.07		–
10.32		219,580	1.87		1.82		1.82		1.16		–
11.63		17,710	0.71		0.66		0.66		2.32		–

7.30		1,222,944	1.21		1.19		1.19		1.73		66
6.48		437,462	1.99		1.98		1.98		0.95		–
6.63		253,605	1.91		1.89		1.89		1.06		–
7.78		15,342	0.75		0.74		0.74		2.13		–

27

The Hartford Advisers Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009
(served as Vice President of the Fund (2006 - 2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

29

The Hartford Advisers Fund
Directors and Officers (Unaudited) – (continued)

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Advisers Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		current	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	the	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,118.90	$6.20	$1,000.00	$1,018.94	$5.91	1.18%	181	365
Class B	$1,000.00	$1,114.30	$10.75	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class C	$1,000.00	$1,114.90	$10.07	$1,000.00	$1,015.27	$9.59	1.92	181	365
Class R3	$1,000.00	$1,117.40	$7.51	$1,000.00	$1,017.70	$7.15	1.43	181	365
Class R4	$1,000.00	$1,118.60	$5.94	$1,000.00	$1,019.19	$5.66	1.13	181	365
Class R5	$1,000.00	$1,120.30	$4.36	$1,000.00	$1,020.68	$4.16	0.83	181	365
Class Y	$1,000.00	$1,120.70	$3.89	$1,000.00	$1,021.12	$3.71	0.74	181	365

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-AD10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Balanced Allocation Fund

The Hartford Balanced Allocation Fund

The Hartford Balanced Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview(1) 5/28/04 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Balanced Allocation A#	10.52%	30.07%	4.57%	4.73%
Balanced Allocation A##		22.92%	3.39%	3.73%
Balanced Allocation B#	10.10%	29.00%	3.76%	3.93%
Balanced Allocation B##		24.00%	3.41%	3.79%
Balanced Allocation C#	10.16%	29.12%	3.80%	3.95%
Balanced Allocation C##		28.12%	3.80%	3.95%
Balanced Allocation I#	10.68%	30.46%	4.79%	4.92%
Balanced Allocation R3#	10.44%	29.63%	4.29%	4.49%
Balanced Allocation R4#	10.52%	30.08%	4.55%	4.71%
Balanced Allocation R5#	10.67%	30.43%	4.75%	4.88%
Barclays Capital U.S. Aggregate	2.54%	8.30%	5.38%	5.50%
Bond Index
S&P 500 Index	15.66%	38.82%	2.63%	3.04%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 10.52%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.66%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

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During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index, rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a recovery. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. real estate investment trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 60% equities and 40% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection detracted from performance, driven by large-cap value stocks. Within fixed income, favorable fund selection contributed to performance, specifically within intermediate bonds.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	0.7%
Powershares Emerging Markets Sovereign Debt Portfolio	0.1
SPDR DJ Wilshire International Real Estate	0.7
SPDR DJ Wilshire REIT	1.2
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	13.8
The Hartford Capital Appreciation II Fund, Class Y	4.5
The Hartford Disciplined Equity Fund, Class Y	1.6
The Hartford Dividend and Growth Fund, Class Y	1.8
The Hartford Equity Income Fund, Class Y	1.6
The Hartford Floating Rate Fund, Class Y	3.6
The Hartford Fundamental Growth Fund, Class Y	0.6
The Hartford Global Growth Fund, Class Y	4.5
The Hartford Global Research Fund, Class Y	0.6
The Hartford Growth Fund, Class Y	1.6
The Hartford Growth Opportunities Fund, Class Y	1.7
The Hartford High Yield Fund, Class Y	0.5
The Hartford Income Fund, Class Y	12.3
The Hartford Inflation Plus Fund, Class Y	9.4
The Hartford International Opportunities Fund, Class Y	4.4
The Hartford International Small Company Fund, Class Y	2.1
The Hartford MidCap Fund, Class Y	1.7
The Hartford MidCap Value Fund, Class Y	0.6
The Hartford Select SmallCap Value Fund, Class Y	2.1
The Hartford Short Duration Fund, Class Y	5.6
The Hartford Small Company Fund, Class Y	1.8
The Hartford Small/Mid Cap Equity Fund, Class Y	1.2
The Hartford Strategic Income Fund, Class Y	0.7
The Hartford Total Return Bond Fund, Class Y	8.3
The Hartford Value Fund, Class Y	10.0
The Hartford Value Opportunities Fund, Class Y	0.6
Other Assets and Liabilities	0.1
Total	100.0%

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The Hartford Balanced Allocation Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.2%
EQUITY FUNDS - 56.8%
3,390	The Hartford Capital Appreciation Fund, Class Y●	$116,557
2,939	The Hartford Capital Appreciation II Fund, Class Y●	38,179
1,147	The Hartford Disciplined Equity Fund, Class Y	13,849
851	The Hartford Dividend and Growth Fund, Class Y	15,523
1,134	The Hartford Equity Income Fund, Class Y	13,736
489	The Hartford Fundamental Growth Fund, Class Y	5,349
2,609	The Hartford Global Growth Fund, Class Y	38,224
545	The Hartford Global Research Fund, Class Y	4,890
826	The Hartford Growth Fund, Class Y	13,551
574	The Hartford Growth Opportunities Fund, Class Y	14,439
2,674	The Hartford International Opportunities Fund, Class Y	37,200
1,503	The Hartford International Small Company Fund, Class Y	17,358
654	The Hartford MidCap Fund, Class Y●	14,256
445	The Hartford MidCap Value Fund, Class Y	4,931
1,762	The Hartford Select SmallCap Value Fund, Class Y	17,640
788	The Hartford Small Company Fund, Class Y●	14,771
1,113	The Hartford Small/Mid Cap Equity Fund, Class Y●	10,450
7,717	The Hartford Value Fund, Class Y	84,111
379	The Hartford Value Opportunities Fund, Class Y	4,789
	Total equity funds (cost $468,603)	$479,803

FIXED INCOME FUNDS - 40.4%
3,423	The Hartford Floating Rate Fund, Class Y	$30,160
526	The Hartford High Yield Fund, Class Y	3,810
10,639	The Hartford Income Fund, Class Y	103,622
6,850	The Hartford Inflation Plus Fund, Class Y	79,731
4,805	The Hartford Short Duration Fund, Class Y	46,945
621	The Hartford Strategic Income Fund, Class Y	5,623
6,664	The Hartford Total Return Bond Fund, Class Y	70,441
	Total fixed income funds (cost $335,199)	$340,332

	Total investments in affiliated investment companies (cost $803,802)	$820,135

EXCHANGE TRADED FUNDS - 2.7%
247	Powershares DB Commodity Index Tracking Fund		$6,029
22	Powershares Emerging Markets Sovereign Debt Portfolio		584
172	SPDR DJ Wilshire International Real Estate.		6,081
178	SPDR DJ Wilshire REIT		10,208
	Total exchange traded funds (cost $19,214)		$22,902

	Total long-term investments (cost $823,016)		$843,037

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
361	State Street Bank Money Market Fund		$361

	Total short-term investments (cost $361)		$361

	Total investments (cost $823,377) ▲	99.9%	$843,398
	Other assets and liabilities	0.1%	580
	Total net assets	100.0%	$843,978

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $826,012 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$47,509
Unrealized Depreciation	(30,123)
Net Unrealized Appreciation	$17,386

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$820,135	$820,135	$–	$–
Exchange Traded Funds	22,902	22,902	–	–
Short-Term Investments	361	361	–	–
Total	$843,398	$843,398	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $19,575)	$23,263
Investments in underlying affiliated funds, at market value (cost $803,802)	820,135
Receivables:
Investment securities sold	1,061
Fund shares sold	1,123
Dividends and interest	1,001
Other assets	81
Total assets	846,664
Liabilities:
Payables:
Investment securities purchased	358
Fund shares redeemed	2,094
Investment management fees	12
Administrative fees	1
Distribution fees	46
Accrued expenses	175
Total liabilities	2,686
Net assets	$843,978
Summary of Net Assets:
Capital stock and paid-in-capital	$905,365
Accumulated undistributed net investment income	522
Accumulated net realized loss on investments	(81,930)
Unrealized appreciation of investments	20,021
Net assets	$843,978

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.72/$11.34
Shares outstanding	48,857
Net assets	$523,577
Class B: Net asset value per share	$10.69
Shares outstanding	9,034
Net assets	$96,538
Class C: Net asset value per share	$10.68
Shares outstanding	16,959
Net assets	$181,113
Class I: Net asset value per share	$10.71
Shares outstanding	281
Net assets	$3,007
Class R3: Net asset value per share	$10.66
Shares outstanding	965
Net assets	$10,281
Class R4: Net asset value per share	$10.71
Shares outstanding	1,406
Net assets	$15,059
Class R5: Net asset value per share	$10.72
Shares outstanding	1,344
Net assets	$14,403

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$279
Dividends from underlying affiliated funds	8,532
Interest	—
Total investment income	8,811

Expenses:
Investment management fees	530
Administrative services fees	23
Transfer agent fees	454
Distribution fees
Class A	628
Class B	482
Class C	876
Class R3	13
Class R4	18
Custodian fees	—
Accounting services fees	49
Registration and filing fees	56
Board of Directors' fees	9
Audit fees	12
Other expenses	106
Total expenses	3,256
Net Investment Income	5,555
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(8,567)
Net Realized Loss on Investments	(8,567)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	83,004
Net Changes in Unrealized Appreciation of Investments	83,004
Net Gain on Investments	74,437
Net Increase in Net Assets Resulting from Operations	$79,992

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Operations:
Net investment income	$5,555	$13,557
Net realized loss on investments	(8,567)	(58,281)
Net unrealized appreciation of investments	83,004	159,504
Net Increase In Net Assets Resulting From Operations	79,992	114,780
Distributions to Shareholders:
From net investment income
Class A	(4,715)	(9,311)
Class B	(510)	(1,200)
Class C	(1,008)	(2,130)
Class I	(25)	(39)
Class R3	(41)	(7)
Class R4	(131)	(228)
Class R5	(159)	(199)
Total distributions	(6,589)	(13,114)
Capital Share Transactions:
Class A	(5,303)	(20,268)
Class B	(7,423)	(10,182)
Class C	(3,997)	(12,291)
Class I	720	(322)
Class R3	8,517	922
Class R4	256	3,145
Class R5	(24)	6,942
Net decrease from capital share transactions	(7,254)	(32,054)
Net Increase In Net Assets	66,149	69,612
Net Assets:
Beginning of period	777,829	708,217
End of period	$843,978	$777,829
Accumulated undistributed (distribution in excess of) net investment income (loss)	$522	$1,556

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on

10

trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Ordinary Income	$13,114	$38,476
Long-Term Capital Gains *	—	40,661

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,556
Accumulated Capital Losses *	(70,728)
Unrealized Depreciation †	(65,618)
Total Accumulated Deficit	$(134,790)

* The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
† The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

12

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$14,074
2017	56,654
Total	$70,728

e)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.78%	1.48%	1.18%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $1,584 and contingent deferred sales charges of $113 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $36. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $465 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$79,415
Sales Proceeds Excluding U.S. Government Obligations	87,755

14

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:
	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,951	442	(5,923)	—	(530)	12,768	1,095	(16,382)	—	(2,519)
Amount	$51,338	$4,572	$(61,213)	$—	$(5,303)	$108,578	$8,990	$(137,836)	$—	$(20,268)
Class B
Shares	163	47	(925)	—	(715)	1,310	143	(2,687)	—	(1,234)
Amount	$1,681	$487	$(9,591)	$—	$(7,423)	$10,936	$1,142	$(22,260)	$—	$(10,182)
Class C
Shares	1,813	88	(2,301)	—	(400)	3,706	232	(5,539)	—	(1,601)
Amount	$18,787	$899	$(23,683)	$—	$(3,997)	$31,608	$1,861	$(45,760)	$—	$(12,291)
Class I
Shares	108	2	(42)	—	68	142	5	(198)	—	(51)
Amount	$1,134	$21	$(435)	$—	$720	$1,292	$37	$(1,651)	$—	$(322)
Class R3
Shares	967	3	(147)	—	823	133	1	(34)	—	100
Amount	$9,991	$38	$(1,512)	$—	$8,517	$1,217	$6	$(301)	$—	$922
Class R4
Shares	144	13	(133)	—	24	873	28	(526)	—	375
Amount	$1,492	$131	$(1,367)	$—	$256	$7,318	$228	$(4,401)	$—	$3,145
Class R5
Shares	264	15	(274)	—	5	1,104	24	(277)	—	851
Amount	$2,706	$159	$(2,889)	$—	$(24)	$8,971	$199	$(2,228)	$—	$6,942

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	114	$1,203
For the Year Ended October 31, 2009	175	$1,493

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Balanced Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unralized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$9.79	$0.08	$–	$0.95	$1.03	$(0.10)	$–	$–	$(0.10)	$0.93	$10.72
B	9.76	0.04	–	0.94	0.98	(0.05)	–	–	(0.05)	0.93	10.69
C	9.75	0.04	–	0.95	0.99	(0.06)	–	–	(0.06)	0.93	10.68
I	9.78	0.09	–	0.95	1.04	(0.11)	–	–	(0.11)	0.93	10.71
R3	9.74	0.07	–	0.94	1.01	(0.09)	–	–	(0.09)	0.92	10.66
R4	9.78	0.08	–	0.95	1.03	(0.10)	–	–	(0.10)	0.93	10.71
R5	9.79	0.10	–	0.94	1.04	(0.11)	–	–	(0.11)	0.93	10.72
For the Year Ended October 31, 2009
A	8.48	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.79
B	8.45	0.12	–	1.30	1.42	(0.11)	–	–	(0.11)	1.31	9.76
C	8.45	0.12	–	1.30	1.42	(0.12)	–	–	(0.12)	1.30	9.75
I	8.47	0.24	–	1.28	1.52	(0.21)	–	–	(0.21)	1.31	9.78
R3	8.44	0.15	–	1.30	1.45	(0.15)	–	–	(0.15)	1.30	9.74
R4	8.47	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.78
R5	8.48	0.21	–	1.31	1.52	(0.21)	–	–	(0.21)	1.31	9.79
For the Year Ended October 31, 2008
A	13.10	0.26	–	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	(4.62)	8.48
B	13.06	0.16	–	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	(4.61)	8.45
C	13.06	0.17	–	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	(4.61)	8.45
I	13.09	0.33	–	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	(4.62)	8.47
R3	13.08	0.26	–	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	(4.64)	8.44
R4	13.10	0.38	–	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	(4.63)	8.47
R5	13.10	0.41	–	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	(4.62)	8.48
For the Year Ended October 31, 2007
A	12.01	0.27	–	1.45	1.72	(0.36)	(0.27)	–	(0.63)	1.09	13.10
B	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
C	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
I	12.00	0.26	–	1.50	1.76	(0.40)	(0.27)	–	(0.67)	1.09	13.09
R3(G)	11.89	0.08	–	1.25	1.33	(0.14)	–	–	(0.14)	1.19	13.08
R4(G)	11.89	0.14	–	1.23	1.37	(0.16)	–	–	(0.16)	1.21	13.10
R5(G)	11.89	0.14	–	1.25	1.39	(0.18)	–	–	(0.18)	1.21	13.10
For the Year Ended October 31, 2006
A	10.95	0.18	–	1.12	1.30	(0.22)	(0.02)	–	(0.24)	1.06	12.01
B	10.92	0.10	–	1.11	1.21	(0.13)	(0.02)	–	(0.15)	1.06	11.98
C	10.92	0.11	–	1.11	1.22	(0.14)	(0.02)	–	(0.16)	1.06	11.98
I(H)	11.66	0.05	–	0.34	0.39	(0.05)	–	–	(0.05)	0.34	12.00
For the Year Ended October 31, 2005
A	10.30	0.13	–	0.64	0.77	(0.12)	–	–	(0.12)	0.65	10.95
B	10.28	0.06	–	0.62	0.68	(0.04)	–	–	(0.04)	0.64	10.92
C	10.28	0.06	–	0.62	0.68	(0.04)	–	–	(0.04)	0.64	10.92

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.
(H)	Commenced operations on August 31, 2006.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.52	%(E)	$523,577	0.55	%(F)	0.55	%(F)	0.55	%(F)	1.62	%(F)	10%
10.10	(E)	96,538	1.36	(F)	1.36	(F)	1.36	(F)	0.82	(F)	–
10.16	(E)	181,113	1.29	(F)	1.29	(F)	1.29	(F)	0.88	(F)	–
10.68	(E)	3,007	0.29	(F)	0.29	(F)	0.29	(F)	1.86	(F)	–
10.44	(E)	10,281	0.90	(F)	0.90	(F)	0.90	(F)	1.05	(F)	–
10.52	(E)	15,059	0.59	(F)	0.59	(F)	0.59	(F)	1.58	(F)	–
10.67	(E)	14,403	0.29	(F)	0.29	(F)	0.29	(F)	1.89	(F)	–

18.01		483,316	0.58		0.58		0.58		2.20		17
17.15		95,125	1.42		1.38		1.38		1.41		–
17.07		169,306	1.34		1.34		1.34		1.46		–
18.39		2,079	0.28		0.28		0.28		3.01		–
17.52		1,381	0.96		0.96		0.96		1.47		–
18.04		13,518	0.59		0.59		0.59		2.08		–
18.37		13,104	0.29		0.29		0.29		2.22		–

(29.35)		439,955	0.53		0.53		0.53		2.23		18
(29.95)		92,829	1.35		1.35		1.35		1.47		–
(29.91)		160,167	1.29		1.29		1.29		1.49		–
(29.15)		2,238	0.22		0.22		0.22		1.59		–
(29.74)		358	0.92		0.92		0.92		0.86		–
(29.44)		8,535	0.59		0.59		0.59		1.54		–
(29.16)		4,135	0.29		0.29		0.29		1.54		–

14.95		608,443	0.54		0.54		0.54		2.09		34
14.03		135,541	1.36		1.33		1.33		1.34		–
14.07		225,155	1.29		1.29		1.29		1.35		–
15.35		927	0.22		0.22		0.22		1.88		–
11.29	(E)	115	0.93	(F)	0.93	(F)	0.93	(F)	0.94	(F)	–
11.61	(E)	2,679	0.66	(F)	0.66	(F)	0.66	(F)	1.23	(F)	–
11.79	(E)	725	0.36	(F)	0.36	(F)	0.36	(F)	1.54	(F)	–

11.98		453,492	0.62		0.62		0.62		1.52		15
11.22		109,117	1.44		1.36		1.36		0.82		–
11.24		171,073	1.38		1.36		1.36		0.78		–
3.35	(E)	353	0.39	(F)	0.39	(F)	0.39	(F)	1.47	(F)	–

7.47		262,878	0.66		0.60		0.60		1.26		2
6.66		72,619	1.47		1.31		1.31		0.55		–
6.66		103,248	1.41		1.31		1.31		0.56		–

17

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Annualized expense ratio	Days in the Current 1/2 year	Days in the full year
Class A	$1,000.00	$1,105.20	$2.87	$1,000.00	$1,022.07	$2.76	0.55%	181	365
Class B	$1,000.00	$1,101.00	$7.08	$1,000.00	$1,018.05	$6.81	1.36	181	365
Class C	$1,000.00	$1,101.60	$6.72	$1,000.00	$1,018.40	$6.46	1.29	181	365
Class I	$1,000.00	$1,106.80	$1.51	$1,000.00	$1,023.36	$1.45	0.29	181	365
Class R3	$1,000.00	$1,104.40	$4.70	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class R4	$1,000.00	$1,105.20	$3.08	$1,000.00	$1,021.87	$2.96	0.59	181	365
Class R5	$1,000.00	$1,106.70	$1.51	$1,000.00	$1,023.36	$1.45	0.29	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-BA10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Balanced Income Fund

The Hartford Balanced Income Fund

The Hartford Balanced Income Fund inception 07/31/2006
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview(1) 7/31/06 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Balanced Income A#	9.35%	32.08%	4.33%
Balanced Income A##		24.81%	2.77%
Balanced Income B#	8.94%	30.96%	3.55%
Balanced Income B##		25.96%	2.81%
Balanced Income C#	8.85%	30.97%	3.53%
Balanced Income C##		29.97%	3.53%
Balanced Income I#	9.33%	32.05%	4.33%
Balanced Income Y#	9.50%	32.57%	4.69%
Barclays Capital Corporate Index	4.82%	21.82%	6.87%
Russell 1000 Value Index	17.77%	42.28%	-2.04%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class I shares commenced operations on 2/26/10. Performance prior to 2/26/10 reflects Class A performance.

Portfolio Managers
Lucius T. Hill, III	Scott I. St. John, CFA	Ian R. Link, CFA
Senior Vice President	Vice President	Vice President

W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 9.35%, before sales charge, for the six-month period ended April 30, 2010, versus the returns of 17.77% for the Russell 1000 Value Index, 4.82% for the Barclays Capital Corporate Index, and 9.66% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% of their assets in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Broad U.S. equity markets rose during the period as a combination of extraordinary government measures to stabilize global economies and markets, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities. Sector returns within the Russell 1000 Value Index, while all positive, diverged widely. Strength in Consumer Discretionary (+39%) and Industrials (+32%) overshadowed relative weakness in Telecommunication Services (+8%) and Energy (+9%) during the period.

2

Within the fixed income markets, corporate bonds, emerging markets debt, and high yield bonds continued to post solid results during the period. High yield securities, as measured by the Barclays Capital High Yield (2% issuer cap) Index, gained 12%. Emerging market bonds, as measured by the JP Morgan EMBI (Emerging Markets Bond Index), and investment grade corporate securities, as measured by the Barclays Capital Corporate Index, rose 6% and 5%, respectively.

Performance in the equity component of the Fund lagged its benchmark due to weak stock selection. Stock selection was weakest within Energy, Consumer Discretionary, and Industrials. This was partially offset by positive selection within Utilities. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed modestly to Fund performance, due mostly to an overweight (i.e. the Fund’s sector position was greater than the benchmark) to the Consumer Staples and Health Care sectors.

Among the top detractors from relative and absolute (i.e. total return) returns in the equity portion of the Fund were global integrated oil companies BP (Energy) and Total (Energy) and global banking and financial services organization HSBC Holdings (Financials). Shares of BP declined after the company announced an earnings shortfall in its refining and marketing segment, and an oil spill caused by an explosion at one of the company’s wells in the Gulf of Mexico in late April pushed shares even lower. Shares of Total declined following the company’s report of weak production results. Shares of HSBC Holdings were hurt by concern over Middle East credit exposure and weaker-than-expected trading revenues.

Among the top contributors to relative returns in the Fund’s equity sleeve were global integrated oil company Exxon Mobil (Energy), home improvement company Home Depot (Consumer Discretionary), and Goldman Sachs (Financials). Not owning shares of Exxon Mobil contributed positively to benchmark-relative returns (i.e. performance of the Fund measured against the benchmark). Shares of Exxon Mobil declined during the period due to a recent earnings release which fell short of consensus expectations. Shares of Home Depot were boosted by the government’s stimulus credits, the appliance clunkers program, and lumber inflation. Shares of investment bank Goldman Sachs declined sharply at the end of the period amid news of a civil lawsuit by the SEC, possible criminal investigations by the U.S. government, as well as concerns regarding regulatory reform. Not owning shares of Goldman Sachs benefited relative returns. Top absolute contributors for the period included banking firm Toronto-Dominion Bank (Financials).

The Fund’s fixed income sleeve modestly outperformed its benchmark for the period. Security selection was the primary driver of the outperformance, in particular within the emerging markets debt and high-yield allocations. Within the emerging markets’ exposure, security selection in allocations to Venezuela and Russia and an underweight (i.e. the Fund’s sector positions were less than the benchmark’s positions) allocation to Turkey were additive. Convertible bond holdings, in particular within the auto sector, were positive contributors within the high yield allocation. Security selection within the investment-grade corporate bond allocation was also modestly additive. Overweight allocations to the Insurance and REITS sectors and an underweight to defensive issuers within the Consumer Non-Cyclical sector were positive contributors to relative results, while the Fund’s bank holdings detracted from relative performance.

Contribution to relative returns from asset allocation between equities and fixed income was slightly positive for the period.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. We believe areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. We believe the housing market remains fragile, although declines appear to be moderating.

While equity prices generally trended higher during the early part of 2010, these gains were modest in comparison with the sharp moves off the March 2009 bottom. This moderation may signal a new phase in the economy and capital markets as we transition from a rally driven primarily by relief that a Depression-like scenario has been avoided to a focus on security fundamentals and the headwinds faced by the global economy. These include large structural deficits across developed economies, a deleveraging consumer in the U.S., and concerns that unprecedented levels of stimulus, in tandem with rebounding growth in emerging economies, could stimulate inflationary pressures. Such headwinds likely will result in modest growth in the U.S. and other developed nations, while emerging economies, and China in particular, experience a more robust expansion. Such transition periods are often choppy, as markets begin to discriminate among securities based on their fundamental attributes and discount potential tightening measures in the future.

Throughout this period we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight in Consumer Staples, Health Care, and Industrials in the equity portion of the Fund. Our largest underweights were in Financials, Energy, and Telecommunications Services relative to the Russell 1000 Value Index.

We remain positive on the outlook for investment-grade corporate bonds. Corporate spreads are expected to tighten further on the basis of continued strong fundamental trends, supportive technicals, and still attractive valuations. Looking across the corporate bond investment universe, we see that companies continue to focus on free cash flow generation as a means of strengthening balance sheets and reducing refinancing risk. This serves to enhance the fundamental credit quality of corporate credit and reduce the probability of default. Moreover, after dramatically reducing costs in 2009, most companies are poised to experience further improvements in their free cash flow positions as the economic recovery fuels revenue growth. Current credit spread levels suggest the probability of default is highest in the financial sector, but we believe this probability is gauged to be much higher than is warranted. Consequently, we continue to focus our exposure on the large global banks and insurance companies, as well as cyclical companies.

High-yield valuations remain compelling. Looking out a year, we believe the combination of today’s high current income and capital appreciation from spreads tightening toward average levels will only be partially offset

3

by default losses. We favor the mid- and lower-quality portions of the high yield market and continue to maintain a modestly aggressive risk posture. We are being selective in our exposure to cyclical companies and favor automotive and technology companies. We also believe there is a unique opportunity to invest in the debt of financials, specifically subordinated bonds of financial institutions.

We also maintain a positive outlook on emerging markets, including external, local, and corporate debt, and expect that these segments will continue to grind higher. Despite a recent spike in risk aversion as a result of ongoing sovereign woes in Europe, emerging markets continue to be well-supported by improving credit trends across most countries, and a global environment of slow growth and modest inflation is generally supportive for emerging markets. We continue to take advantage of steep local market curves where we think the inflation risks are overstated. We favor currencies in Asia, which we believe are set to benefit from a strong growth outlook.

The equity and fixed income managers continue to work collaboratively to make decisions regarding portfolio weights in equities and fixed income. At the end of the period, the Fund had a slight bias towards fixed income relative to its benchmark.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Banks (Financials)	4.9%
Capital Goods (Industrials)	4.3
Commercial & Professional Services (Industrials)	1.2
Consumer Durables & Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	0.5
Energy (Energy)	5.9
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	3.8
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	1.9
Materials (Materials)	1.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.2
Retailing (Consumer Discretionary)	2.6
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Telecommunication Services (Services)	1.1
Utilities (Utilities)	2.5
Total	42.2%
Fixed Income Securities
Accommodation and Food Services (Services)	0.0
Administrative Waste Management and Remediation (Services)	0.0
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.1
Air Transportation (Transportation)	0.2
Arts, Entertainment and Recreation (Services)	2.9
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.2
Chemical Manufacturing (Basic Materials)	0.4
Computer and Electronic Product Manufacturing (Technology)	0.3
Construction (Consumer Cyclical)	0.0
Finance and Insurance (Finance)	21.2
Food Manufacturing (Consumer Staples)	0.6
Food Services (Consumer Cyclical)	0.1
Foreign Governments (Finance)	4.9
General Obligations (General Obligations)	0.2
Health Care and Social Assistance (Health Care)	2.2
Information (Technology)	4.8
Machinery Manufacturing (Capital Goods)	0.3
Mining (Basic Materials)	0.5
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.5
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.6
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.0
Other Services (Services)	0.0
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	2.7
Pipeline Transportation (Utilities)	1.4
Plastics and Rubber Products Manufacturing (Basic Materials)	0.0
Primary Metal Manufacturing (Basic Materials)	0.4
Printing and Related Support Activities (Services)	0.1
Professional, Scientific and Technical Services (Services)	0.9
Public Administration (Services)	0.3
Real Estate and Rental and Leasing (Finance)	0.6
Retail Trade (Consumer Cyclical)	0.7
Soap, Cleaning Compound, and Toilet Manufacturing (Consumer Staples)	0.1
Transit and Ground Passenger Transportation (Transportation)	0.0
Transportation (Transportation)	0.2
Utilities (Utilities)	2.8
Water Transportation (Transportation)	0.1
Wholesale Trade (Consumer Cyclical)	0.4
Total	52.0%
Short-Term Investments	2.8
Other Assets and Liabilities	3.0
Total	100.0%

Diversification by Security Type
as of April 30, 2010
Percentage of
Category	Net Assets
Equity Securities
Common Stocks	42.1%
Preferred Stocks	0.1
Total	42.2%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.6%
Corporate Bonds: Investment Grade	42.9
Corporate Bonds: Non-Investment Grade	7.1
Municipal Bonds	0.4
Total	52.0%
Short-Term Investments	2.8%
Other Assets and Liabilities	3.0
Total	100.0%

4

The Hartford Balanced Income Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 42.1%
	Banks - 4.9%
13	Bank of Nova Scotia	$662
108	HSBC Holding plc	1,100
15	M&T Bank Corp.	1,328
8	National Bank of Canada	507
31	Standard Chartered plc	839
20	Toronto-Dominion Bank ADR	1,474
		5,910
	Capital Goods - 4.3%
13	3M Co.	1,188
7	Accuride Corp. ●	10
12	Eaton Corp.	941
17	Emerson Electric Co.	867
62	General Electric Co.	1,168
15	Illinois Tool Works, Inc.	767
2	Schneider Electric S.A.	267
		5,208
	Commercial & Professional Services - 1.2%
12	Republic Services, Inc.	385
31	Waste Management, Inc.	1,078
		1,463
	Consumer Durables & Apparel - 1.3%
27	Mattel, Inc.	611
14	Stanley Black & Decker, Inc.	845
1	V.F. Corp.	104
		1,560
	Consumer Services - 1.1%
20	McDonald's Corp.	1,384

	Diversified Financials - 0.4%
11	Credit Suisse Group ADR ●	503

	Energy - 5.9%
32	BP plc ADR	1,669
29	Chevron Corp.	2,337
26	ConocoPhillips Holding Co.	1,551
17	Marathon Oil Corp.	534
19	Total S.A. ADR	1,038
		7,129
	Food & Staples Retailing - 0.5%
19	Sysco Corp.	602

	Food, Beverage & Tobacco - 3.8%
37	Altria Group, Inc.	786
12	H.J. Heinz Co.	567
33	Kraft Foods, Inc.	986
4	Lorillard, Inc.	329
8	PepsiCo, Inc.	489
20	Philip Morris International, Inc.	962
17	Unilever N.V. NY Shares ADR	514
		4,633
	Household & Personal Products - 1.0%
20	Kimberly-Clark Corp.	1,237

	Insurance - 1.9%
2	Aflac, Inc.	92
12	Allstate Corp.	382
14	Chubb Corp.	719
45	Marsh & McLennan Cos., Inc.	1,087
		2,280
	Materials - 1.7%
25	E.I. DuPont de Nemours & Co.	996
15	Packaging Corp. of America	381
11	PPG Industries, Inc.	746
		2,123
	Pharmaceuticals, Biotechnology & Life Sciences - 5.2%
14	AstraZeneca plc ADR	624
27	Johnson & Johnson	1,736
63	Merck & Co., Inc.	2,207
103	Pfizer, Inc.	1,714
		6,281
	Retailing - 2.6%
25	Genuine Parts Co.	1,083
57	Home Depot, Inc.	2,009
		3,092
	Semiconductors & Semiconductor Equipment - 2.7%
27	Analog Devices, Inc.	817
41	Intel Corp.	934
55	Maxim Integrated Products, Inc.	1,066
47	Taiwan Semiconductor Manufacturing Co.,
	Ltd. ADR	498
		3,315
	Telecommunication Services - 1.1%
36	AT&T, Inc.	950
12	Verizon Communications, Inc.	356
		1,306
	Utilities - 2.5%
1	Alliant Energy Corp.	24
14	American Electric Power Co., Inc.	474
34	Companhia Energetica de Minas Gerais ADR	554
13	Dominion Resources, Inc.	531
9	FPL Group, Inc.	463
9	PG&E Corp.	387
31	Xcel Energy, Inc.	672
		3,105
	Total common stocks
	(cost $45,880)	$51,131

PREFERRED STOCKS - 0.1%
	Banks - 0.0%
–	Wells Fargo & Co., 7.50% ۞	$69

	Diversified Financials - 0.1%
2	AMG Capital Trust I, 5.10% ۞	84

	Total preferred stocks
	(cost $131)	$153

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6%
	Finance and Insurance - 1.6%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$84

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -
1.6% - (continued)
	Finance and Insurance - 1.6% - (continued)
	Bear Stearns Commercial Mortgage Securities, Inc.
$455	5.20%, 12/11/2038	$460
550	5.54%, 09/11/2041 - 10/12/2041	568
	Commercial Mortgage Pass-Through Certificates
100	5.96%, 06/10/2046 Δ	105
	JP Morgan Chase Commercial Mortgage Securities Corp.
275	5.47%, 04/15/2043 Δ	286
	Long Beach Automotive Receivables Trust
85	5.03%, 01/15/2014	87
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	104
100	5.79%, 05/12/2039 Δ	105
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	105
		1,904

	Total asset & commercial mortgage backed securities
	(cost $1,879)	$1,904

CORPORATE BONDS: INVESTMENT GRADE - 42.9%
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Weyerhaeuser Co.
$110	7.38%, 03/15/2032	$111

	Air Transportation - 0.1%
	American Airlines, Inc.
23	3.86%, 07/09/2010	23
	Continental Airlines, Inc.
20	5.98%, 04/19/2022	20
40	6.90%, 04/19/2022	37
	Southwest Airlines Co.
54	6.15%, 08/01/2022	55
		135
	Arts, Entertainment and Recreation - 2.4%
	AT&T Broadband Corp.
120	8.38%, 03/15/2013	139
	CBS Corp.
105	8.20%, 05/15/2014	123
225	8.88%, 05/15/2019	279
	Comcast Corp.
180	4.95%, 06/15/2016	190
150	5.15%, 03/01/2020	153
100	5.70%, 05/15/2018	107
50	6.40%, 05/15/2038	52
80	6.45%, 03/15/2037	84
110	7.05%, 03/15/2033	121
	DirecTV Holdings LLC
100	3.55%, 03/15/2015 ■	100
325	4.75%, 10/01/2014	344
	Grupo Televisa S.A.
95	6.63%, 01/15/2040	98
	NBC Universal
120	3.65%, 04/30/2015 ■	121
	News America Holdings, Inc.
100	8.88%, 04/26/2023	128
	News America, Inc.
285	6.40%, 12/15/2035	300
150	6.90%, 03/01/2019	172
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	38
	Viacom, Inc.
50	4.25%, 09/15/2015	51
170	4.38%, 09/15/2014	178
40	6.13%, 10/05/2017	44
45	6.25%, 04/30/2016	51
		2,873
	Beverage and Tobacco Product Manufacturing - 1.2%
	Altria Group, Inc.
100	8.50%, 11/10/2013	118
150	9.25%, 08/06/2019	185
105	9.70%, 11/10/2018	132
35	10.20%, 02/06/2039	48
	Anheuser-Busch Inbev N.V.
50	5.38%, 01/15/2020	52
	Anheuser-Busch InBev N.V.
200	2.50%, 03/26/2013 ■	201
200	5.38%, 11/15/2014 ■	218
70	7.20%, 01/15/2014 ■	80
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	24
35	9.50%, 11/15/2018 ■	46
	Lorillard Tobacco Co.
165	6.88%, 05/01/2020	170
	Reynolds American, Inc.
65	7.25%, 06/01/2013	72
35	7.63%, 06/01/2016	39
100	7.75%, 06/01/2018	115
		1,500
	Chemical Manufacturing - 0.2%
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	55
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Potash Corp. of Saskatchewan, Inc.
30	5.25%, 05/15/2014	33
	Yara International ASA
160	5.25%, 12/15/2014 ■	170
		279
	Computer and Electronic Product Manufacturing - 0.1%
	Seagate Technology International
15	10.00%, 05/01/2014 ■	18
	Siemens Finance
100	6.13%, 08/17/2026 ■	108
	Thermo Fisher Scientific, Inc.
65	3.20%, 05/01/2015	66
		192
	Construction - 0.0%
	Toll Brothers Finance Corp.
20	6.75%, 11/01/2019	20

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.9% - (continued)
	Fabricated Metal Product Manufacturing - 0.2%
	Fortune Brands, Inc.
$175	3.00%, 06/01/2012	$177
70	6.38%, 06/15/2014	77
	Masco Corp.
25	7.13%, 03/15/2020	26
		280
	Finance and Insurance - 18.8%
	Abbey National Treasury Service
200	3.88%, 11/10/2014 ■	200
	Ace Capital Trust II
90	9.70%, 04/01/2030	109
	Ace INA Holdings, Inc.
15	5.60%, 05/15/2015	16
20	5.90%, 06/15/2019	22
	Aegon N.V.
100	4.63%, 12/01/2015	102
	Allied World Assurance
50	7.50%, 08/01/2016	55
	Allstate Corp.
325	7.45%, 05/16/2019	388
	American Express Centurion Bank
300	6.00%, 09/13/2017	324
	American Express Co.
150	7.25%, 05/20/2014	172
100	8.13%, 05/20/2019	122
	Ameriprise Financial, Inc.
50	5.30%, 03/15/2020	52
20	5.65%, 11/15/2015	22
	BAC Capital Trust XI
95	6.63%, 05/23/2036	87
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	42
25	6.38%, 06/01/2019 ■	28
	Banco Mercantil Del Norte S.A.
25	6.14%, 10/13/2016 §Δ	25
	Bank of America Corp.
200	5.42%, 03/15/2017	198
380	5.65%, 05/01/2018	385
40	5.75%, 12/01/2017	41
115	6.00%, 09/01/2017	119
50	7.25%, 10/15/2025	52
100	7.38%, 05/15/2014	113
	Bank of China Hong Kong
125	5.55%, 02/11/2020 ■	126
	Barclays Bank plc
250	5.13%, 01/08/2020	250
215	6.05%, 12/04/2017 ■	224
	BB&T Corp.
150	3.85%, 07/27/2012	157
200	4.90%, 06/30/2017	204
	Bear Stearns & Co., Inc.
90	5.35%, 02/01/2012	96
125	6.95%, 08/10/2012	139
270	7.25%, 02/01/2018	312
	Brandywine Operating Partnership
15	5.70%, 05/01/2017	15
21	5.75%, 04/01/2012	22
50	7.50%, 05/15/2015	55
	Capital One Bank
250	8.80%, 07/15/2019	307
	Capital One Financial Corp.
125	6.75%, 09/15/2017	140
25	7.38%, 05/23/2014	29
	Citigroup, Inc.
400	5.50%, 08/27/2012 - 02/15/2017	415
85	6.00%, 10/31/2033	76
580	6.13%, 11/21/2017 - 08/25/2036	556
175	6.88%, 03/05/2038	184
75	8.50%, 05/22/2019	89
	Countrywide Financial Corp.
40	5.80%, 06/07/2012	43
150	6.25%, 05/15/2016	156
	Credit Suisse
40	5.40%, 01/14/2020	41
	Credit Suisse First Boston USA, Inc.
35	6.13%, 11/15/2011	37
	Credit Suisse New York
100	5.00%, 05/15/2013	108
565	6.00%, 02/15/2018	604
	Deutsche Bank AG London
100	2.38%, 01/11/2013	101
	Development Bank of Kazakhstan
80	7.38%, 11/12/2013	85
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	10
	Duke Realty L.P.
25	6.75%, 03/15/2020	26
85	7.38%, 02/15/2015	94
	Eaton Vance Corp.
65	6.50%, 10/02/2017	73
	Equity One, Inc.
65	6.00%, 09/15/2017	64
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	73
50	6.60%, 05/15/2037 Δ	46
	Farmers Exchange Capital
100	7.05%, 07/15/2028 ■	94
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	60
	General Electric Capital Corp.
50	4.80%, 05/01/2013	53
275	5.40%, 09/20/2013	297
55	5.50%, 01/08/2020	57
500	5.63%, 09/15/2017 - 05/01/2018	531
295	5.88%, 01/14/2038	292
305	6.00%, 06/15/2012	331
90	6.15%, 08/07/2037	91
305	6.75%, 03/15/2032	333

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.9% - (continued)
	Finance and Insurance - 18.8% - (continued)
	Goldman Sachs Group, Inc.
$50	5.38%, 03/15/2020	$49
140	5.45%, 11/01/2012	148
75	5.95%, 01/15/2027	69
280	6.25%, 09/01/2017	293
200	6.35%, 02/15/2034	179
570	6.45%, 05/01/2036	536
30	6.60%, 01/15/2012	32
155	7.50%, 02/15/2019	172
	Guardian Life Insurance Co.
50	7.38%, 09/30/2039 ■	57
	HBOS plc
50	6.00%, 11/01/2033 ■	39
	Health Care Properties
20	5.65%, 12/15/2013	21
80	6.00%, 01/30/2017	82
	HSBC Finance Corp.
100	6.38%, 10/15/2011	106
95	6.75%, 05/15/2011	100
	HSBC Holdings plc
450	6.80%, 06/01/2038	491
	Iberdrola Finance Ireland
95	5.00%, 09/11/2019 ■	93
	JP Morgan Chase & Co.
50	4.65%, 06/01/2014	53
315	5.13%, 09/15/2014	337
20	5.88%, 03/15/2035	18
300	6.00%, 01/15/2018	324
175	6.30%, 04/23/2019	194
	JP Morgan Chase Capital XXV
50	6.80%, 10/01/2037	50
	JP Morgan Chase XVII
50	5.85%, 08/01/2035	45
	Kimco Realty Corp.
20	5.58%, 11/23/2015	21
50	5.70%, 05/01/2017	53
30	5.78%, 03/15/2016	32
	Lazard Group
80	6.85%, 06/15/2017	81
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 ■	62
80	7.50%, 08/15/2036 ■	80
	Liberty Property L.P.
50	5.50%, 12/15/2016	51
50	8.50%, 08/01/2010	51
	Lincoln National Corp.
80	5.65%, 08/27/2012	85
35	6.15%, 04/07/2036	35
50	6.25%, 02/15/2020	53
	Marsh & McLennan Cos., Inc.
95	4.85%, 02/15/2013	100
	Massachusetts Mutual Life Insurance Co.
125	8.88%, 06/01/2039 ■	167
	Merrill Lynch & Co., Inc.
225	5.45%, 02/05/2013 - 07/15/2014	239
100	6.05%, 05/16/2016	103
100	6.22%, 09/15/2026	96
220	6.40%, 08/28/2017	231
	Met Life Global Funding I
200	2.50%, 01/11/2013 ■	201
	Mizuho Financial Group, Inc.
100	5.79%, 04/15/2014 ■	108
	Morgan Stanley
90	4.75%, 04/01/2014	92
400	5.45%, 01/09/2017	406
200	5.50%, 01/26/2020	195
225	5.63%, 09/23/2019	222
200	6.00%, 04/28/2015	214
150	6.63%, 04/01/2018	159
	National City Corp.
40	4.90%, 01/15/2015	43
85	6.88%, 05/15/2019	95
	National Rural Utilities Cooperative Finance Corp.
150	7.25%, 03/01/2012	166
	Nationwide Mutual Insurance Co.
125	9.38%, 08/15/2039 ■	150
	NB Capital Trust IV
30	8.25%, 04/15/2027	30
	New York Life Global Funding
200	3.00%, 05/04/2015 ■	200
	Nomura Holdings, Inc.
300	5.00%, 03/04/2015	313
	Nordea Bank Ab
100	2.50%, 11/13/2012 ■	101
105	3.70%, 11/13/2014 ■	107
	Pacific Life Insurance Co.
100	9.25%, 06/15/2039 ■	133
	PNC Funding Corp.
100	5.25%, 11/15/2015	106
60	5.50%, 09/28/2012	64
190	5.63%, 02/01/2017	197
	Pricoa Global Funding I
100	5.45%, 06/11/2014 ■	108
	Principal Financial Group, Inc.
65	7.88%, 05/15/2014	74
40	8.88%, 05/15/2019	49
	Prudential Financial, Inc.
170	6.10%, 06/15/2017	184
115	6.20%, 01/15/2015	128
	Realty Income Corp.
85	6.75%, 08/15/2019	91
	Reinsurance Group of America, Inc.
60	5.63%, 03/15/2017	61
	Royal Bank of Scotland plc
200	4.88%, 08/25/2014 ■	205
125	4.88%, 03/16/2015	128
	Simon Property Group L.P.
100	4.20%, 02/01/2015	102
80	5.63%, 08/15/2014	86
180	6.75%, 05/15/2014 - 02/01/2040	195
	SLM Corp.
50	5.00%, 04/15/2015	46
30	5.05%, 11/14/2014	28
100	8.00%, 03/25/2020	96

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.9% - (continued)
		Finance and Insurance - 18.8% - (continued)
		Standard Chartered plc
	$200	5.50%, 11/18/2014 ■	$217
		State Street Capital Trust IV
	100	1.26%, 06/15/2037 Δ	77
		Svenska Handelsbanken AB
	100	4.88%, 06/10/2014 ■	106
		Symetra Financial Corp.
	10	6.13%, 04/01/2016 ■	10
		Teachers Insurance & Annuity Association
	72	6.85%, 12/16/2039 ■	81
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	112
		United Dominion Realty Trust, Inc.
	55	6.05%, 06/01/2013	58
		UnitedHealth Group, Inc.
	151	5.50%, 11/15/2012	164
	50	5.80%, 03/15/2036	48
	100	6.63%, 11/15/2037	107
		Unitrin, Inc.
	100	4.88%, 11/01/2010	101
		Unum Group
	105	7.13%, 09/30/2016	115
		Ventas Realty L.P.
	10	6.50%, 06/01/2016	10
		W.R. Berkley Corp.
	90	5.13%, 09/30/2010	91
		Wachovia Bank NA
	525	6.60%, 01/15/2038	562
		Wachovia Corp.
	55	4.88%, 02/15/2014	57
	100	5.50%, 05/01/2013	109
	220	5.63%, 10/15/2016	235
		WEA Finance LLC
	150	7.13%, 04/15/2018 ■	169
		Wellpoint, Inc.
	150	6.00%, 02/15/2014	166
	60	7.00%, 02/15/2019	69
		Wells Fargo & Co.
	100	3.63%, 04/15/2015	101
	100	3.75%, 10/01/2014	102
	150	4.38%, 01/31/2013	159
	50	5.63%, 12/11/2017	54
		WR Berkley Corp.
	25	5.88%, 02/15/2013	26
			22,787
		Food Manufacturing - 0.5%
		Cargill, Inc.
	95	5.60%, 09/15/2012 ■	103
		Kraft Foods, Inc.
	210	5.38%, 02/10/2020	218
	100	6.50%, 08/11/2017	113
	150	6.75%, 02/19/2014	170
			604
		Food Services - 0.1%
		Yum! Brands, Inc.
	125	6.25%, 03/15/2018	139
		Foreign Governments - 2.9%
		Banco Nacional De Desenvolvimento
	100	6.37%, 06/16/2018 §	105
		Brazil (Republic of)
	157	6.00%, 08/15/2010 - 01/17/2017 Ж	143
	55	7.13%, 01/20/2037	63
	110	7.88%, 03/07/2015	130
BRL	50	10.00%, 01/01/2012	28
	90	10.13%, 05/15/2027	133
	165	11.00%, 08/17/2040	221
		Colombia (Republic of)
	55	8.25%, 12/22/2014	66
	70	10.38%, 01/28/2033	100
	100	11.75%, 02/25/2020	145
		Croatia (Republic of)
EUR	50	6.50%, 01/05/2015	72
		Emirate of Abu Dhabi
	100	5.50%, 04/08/2014 §	109
		Hungary (Republic of)
HUF	1,800	6.00%, 11/24/2023	8
	15	6.25%, 01/29/2020	16
		Lithuania (Republic of)
	115	7.38%, 02/11/2020 ■	125
		Mexican Bonos De Desarrollo
MXP	355	7.25%, 12/15/2016	29
		Morocco (Kingdom of)
EUR	50	5.38%, 06/27/2017 §	70
		Peru (Republic of)
	85	6.55%, 03/14/2037	90
	45	8.38%, 05/03/2016	55
	35	8.75%, 11/21/2033	46
	35	9.88%, 02/06/2015	44
		Poland (Republic of)
	20	6.38%, 07/15/2019	22
		Qatar (State of)
	45	9.75%, 06/15/2030 §	65
		Russian Federation Government
	300	3.63%, 04/29/2015 ■	293
	543	7.50%, 03/31/2030 §	622
	15	12.75%, 06/24/2028 §	26
		South Africa (Republic of)
	125	6.50%, 06/02/2014	138
		United Mexican States
	170	5.63%, 01/15/2017	182
	16	5.88%, 02/17/2014	18
	148	6.05%, 01/11/2040	145
	90	6.63%, 03/03/2015	101
	25	7.50%, 04/08/2033	30
MXP	175	7.75%, 12/14/2017	15
MXP	175	8.00%, 12/19/2013	15
MXP	300	9.50%, 12/18/2014	27
ITL	5,000	11.00%, 05/08/2017	5
			3,502
		Health Care and Social Assistance - 1.8%
		Amerisource Bergen Corp.
	200	5.63%, 09/15/2012	217
		Amgen, Inc.
	35	4.50%, 03/15/2020	35
	300	6.40%, 02/01/2039	333
The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.9% - (continued)
	Health Care and Social Assistance - 1.8% - (continued)
	Cardinal Health, Inc.
$150	4.00%, 06/15/2015	$154
	CVS Caremark Corp.
75	5.75%, 06/01/2017	82
100	6.13%, 09/15/2039	103
150	6.25%, 06/01/2027	161
38	6.94%, 01/10/2030	41
	CVS Lease Pass-Through Trust
18	6.04%, 12/10/2028	18
	Express Scripts, Inc.
250	6.25%, 06/15/2014	280
	Laboratory Corp.
20	5.63%, 12/15/2015	22
	Life Technologies Corp.
105	4.40%, 03/01/2015	108
	Medco Health Solutions, Inc.
75	7.13%, 03/15/2018	87
	Pfizer, Inc.
105	6.20%, 03/15/2019	120
50	7.20%, 03/15/2039	62
	Quest Diagnostics, Inc.
100	6.40%, 07/01/2017	113
115	6.95%, 07/01/2037	131
	Roche Holdings, Inc.
75	6.00%, 03/01/2019 ■	84
		2,151
	Information - 4.3%
	America Movil S.A. de C.V.
160	5.00%, 03/30/2020 ■	161
	AT&T, Inc.
300	4.85%, 02/15/2014	325
90	6.15%, 09/15/2034	91
300	6.30%, 01/15/2038	312
260	6.50%, 09/01/2037	277
	BellSouth Corp.
30	5.20%, 09/15/2014	33
	British Telecommunications plc
150	5.15%, 01/15/2013	160
60	9.62%, 12/15/2030 Δ	77
	Cellco Partnership - Verizon Wireless Capital
50	5.55%, 02/01/2014	55
225	8.50%, 11/15/2018	285
	Cingular Wireless Services, Inc.
100	7.88%, 03/01/2011	106
120	8.75%, 03/01/2031	158
	Deutsche Telekom International Finance B.V.
125	4.88%, 07/08/2014	132
70	8.75%, 06/15/2030	91
	Qwest Corp.
25	7.63%, 06/15/2015	28
100	8.88%, 03/15/2012	109
	SBA Tower Trust
205	4.25%, 04/15/2015 ■	210
	Telecom Italia Capital
10	5.25%, 10/01/2015	10
180	6.20%, 07/18/2011	189
225	7.72%, 06/04/2038	241
	Telefonica Emisiones SAU
125	2.58%, 04/26/2013	125
	Information - 4.3% - (continued)
	Telefonica Europe B.V.
240	8.25%, 09/15/2030	297
	Telefonos de Mexico Sab
100	5.50%, 11/15/2019 ■	104
	Time Warner Cable, Inc.
150	5.00%, 02/01/2020	150
120	5.40%, 07/02/2012	129
25	6.75%, 06/15/2039	27
50	7.30%, 07/01/2038	58
225	8.25%, 04/01/2019	275
	Verizon Communications, Inc.
150	6.10%, 04/15/2018	166
170	6.40%, 02/15/2038	182
210	8.75%, 11/01/2018	265
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	375
		5,203
	Machinery Manufacturing - 0.3%
	Xerox Corp.
200	5.50%, 05/15/2012	213
100	6.35%, 05/15/2018	110
60	6.40%, 03/15/2016	67
		390
	Mining - 0.5%
	Falconbridge Ltd.
75	5.38%, 06/01/2015	80
75	6.00%, 10/15/2015	81
	Inco Ltd.
30	7.20%, 09/15/2032	32
45	7.75%, 05/15/2012	50
	Rio Tinto Finance USA Ltd.
150	5.88%, 07/15/2013	166
130	8.95%, 05/01/2014	157
	Southern Copper Corp.
30	5.38%, 04/16/2020	30
	Teck Cominco Ltd.
20	6.13%, 10/01/2035	20
		616
	Miscellaneous Manufacturing - 0.4%
	Goodrich Corp.
35	6.29%, 07/01/2016	39
	Hutchison Whampoa International Ltd.
200	5.75%, 09/11/2019 ■	209
	Textron, Inc.
200	6.20%, 03/15/2015	215
		463
	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
170	6.50%, 11/15/2013	189
100	8.50%, 01/18/2031	127
		316
	Paper Manufacturing - 0.0%
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	42
	Petroleum and Coal Products Manufacturing - 2.4%
	AGL Capital Corp.
35	6.38%, 07/15/2016	38

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.9% - (continued)
	Petroleum and Coal Products Manufacturing - 2.4% -
	(continued)
	Amerada Hess Corp.
$45	7.88%, 10/01/2029	$55
	Anadarko Petroleum Corp.
70	5.75%, 06/15/2014	77
150	6.95%, 06/15/2019	174
75	7.95%, 06/15/2039	93
	Atmos Energy Corp.
40	6.35%, 06/15/2017	44
	EnCana Corp.
40	6.50%, 05/15/2019	45
	Gaz Capital S.A.
150	8.63%, 04/28/2034 §	177
100	9.25%, 04/23/2019 §	118
	Hess Corp.
185	7.00%, 02/15/2014	213
	Kazmunaigaz Finance Sub B.V.
100	11.75%, 01/23/2015 §	126
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	81
	Pemex Project Funding Master Trust
20	5.75%, 03/01/2018	21
	Petrobras International Finance Co.
120	7.88%, 03/15/2019	140
	Sempra Energy
25	6.50%, 06/01/2016	28
70	8.90%, 11/15/2013	83
	Talisman Energy, Inc.
15	7.75%, 06/01/2019	18
	Transocean, Inc.
110	6.00%, 03/15/2018	121
	TXU Electric Delivery Co.
300	6.38%, 05/01/2012	325
	Valero Energy Corp.
135	4.50%, 02/01/2015	138
195	6.63%, 06/15/2037	196
	Weatherford International Ltd.
125	6.00%, 03/15/2018	134
150	7.00%, 03/15/2038	166
	Williams Partners L.P.
260	3.80%, 02/15/2015 ■	262
	XTO Energy, Inc.
45	7.50%, 04/15/2012	50
		2,923
	Pipeline Transportation - 1.4%
	DCP Midstream LLC
250	6.75%, 09/15/2037 ■	269
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	74
	Enterprise Products Operating L.P.
30	5.25%, 01/31/2020	31
190	5.65%, 04/01/2013	206
	Enterprise Products Operations LLC
100	6.50%, 01/31/2019	112
	Kinder Morgan Energy Partners L.P.
90	6.95%, 01/15/2038	100
100	7.13%, 03/15/2012	109
50	7.30%, 08/15/2033	58
100	9.00%, 02/01/2019	128
	NGPL Pipeco LLC
230	6.51%, 12/15/2012 ■	253
	Plains All American Pipeline L.P.
125	5.75%, 01/15/2020	130
	Rockies Express Pipeline
175	3.90%, 04/15/2015 ■	174
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	56
		1,700
	Primary Metal Manufacturing - 0.3%
	Alcan, Inc.
50	6.13%, 12/15/2033	53
	ArcelorMittal
150	6.13%, 06/01/2018	162
75	9.00%, 02/15/2015	90
25	9.85%, 06/01/2019	33
		338
	Professional, Scientific and Technical Services - 0.7%
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	49
	Time Warner, Inc.
225	4.88%, 03/15/2020	223
50	5.50%, 11/15/2011	53
100	6.20%, 07/01/2013	112
360	7.63%, 04/15/2031 ‡	418
		855
	Public Administration - 0.3%
	Waste Management, Inc.
325	6.13%, 11/30/2039	338

	Real Estate and Rental and Leasing - 0.6%
	AMB Property L.P.
100	6.13%, 12/01/2016	107
	COX Communications, Inc.
220	6.45%, 12/01/2036 ■	230
90	7.13%, 10/01/2012	101
	Duke Realty L.P.
15	5.95%, 02/15/2017	15
	ERAC USA Finance Co.
50	5.80%, 10/15/2012 ■	54
125	7.00%, 10/15/2037 ■	133
	Regency Centers L.P.
30	5.25%, 08/01/2015	31
15	5.88%, 06/15/2017	15
	Westfield Group ADR
10	5.40%, 10/01/2012 ■	11
		697
	Retail Trade - 0.2%
	Energy Transfer Partners
125	6.63%, 10/15/2036	131
130	8.50%, 04/15/2014	153

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.9% - (continued)
	Retail Trade - 0.2% - (continued)
	Owens Corning, Inc.
$15	9.00%, 06/15/2019	$18
		302
	Utilities - 2.5%
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	40
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	26
	CenterPoint Energy, Inc.
30	6.50%, 05/01/2018	33
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	110
	Dominion Resources, Inc.
35	5.20%, 08/15/2019	37
181	6.25%, 06/30/2012	198
	Electricite de France
150	4.60%, 01/27/2020 ■	150
	Enel Finance International S.A.
100	3.88%, 10/07/2014 ■	102
125	5.13%, 10/07/2019 ■	123
	Entergy Texas, Inc.
50	7.13%, 02/01/2019	57
	Exelon Generation Co. LLC
120	5.20%, 10/01/2019	124
125	5.35%, 01/15/2014	136
	ITC Midwest LLC
40	6.15%, 01/31/2038 ■	42
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	59
	MidAmerican Energy Holdings Co.
85	5.00%, 02/15/2014	90
100	5.75%, 04/01/2018	108
250	5.88%, 10/01/2012	274
	Nevada Power Co.
100	6.50%, 08/01/2018	112
	NiSource Finance Corp.
10	5.25%, 09/15/2017	10
140	6.40%, 03/15/2018	153
	Peco Energy Co.
20	5.70%, 03/15/2037	20
	Pepco Holdings, Inc.
100	6.13%, 06/01/2017	107
	Progress Energy, Inc.
140	6.85%, 04/15/2012	153
150	7.05%, 03/15/2019	173
	PSEG Power LLC
275	2.50%, 04/15/2013 ■	276
	Sierra Pacific Power Co.
100	6.00%, 05/15/2016	110
	Union Electric Co.
145	6.40%, 06/15/2017	161
		2,984
	Wholesale Trade - 0.3%
	Avnet, Inc.
50	6.63%, 09/15/2016	54
	International Paper Co.
200	7.30%, 11/15/2039	222
50	9.38%, 05/15/2019	63
		339
	Total corporate bonds: investment grade
	(cost $49,790)	$52,079

CORPORATE BONDS: NON-INVESTMENT GRADE - 7.1%
	Accommodation and Food Services - 0.0%
	Harrah's Operating Co., Inc.
$15	11.25%, 06/01/2017	$16
	MGM Mirage, Inc.
20	11.13%, 11/15/2017 ■	23
		39
	Administrative Waste Management and Remediation -0.0%
	Iron Mountain, Inc.
25	8.75%, 07/15/2018	26
	West Corp.
20	9.50%, 10/15/2014	21
		47
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Southern States Coop, Inc.
25	11.25%, 05/15/2015 ■☼	25

	Air Transportation - 0.1%
	Continental Airlines, Inc.
15	4.50%, 01/15/2015 ۞	20
21	9.80%, 04/01/2021	19
	Delta Air Lines
25	7.92%, 11/18/2010	25
		64
	Arts, Entertainment and Recreation - 0.5%
	AMC Entertainment, Inc.
65	8.00%, 03/01/2014	66
	Bonten Media Acquisition
16	9.00%, 06/01/2015 ■	8
	CCO Holdings LLC
10	7.88%, 04/30/2018 ■	10
5	8.13%, 04/30/2020 ■	5
	Cenveo Corp.
25	8.88%, 02/01/2018 ■	26
	Clear Channel Worldwide Holdings, Inc.
50	9.25%, 12/15/2017 ■	54
	Equinix, Inc.
30	8.13%, 03/01/2018	32
	First Data Corp.
45	9.88%, 09/24/2015	41
103	10.55%, 09/24/2015	91
	Liberty Media Corp.
30	8.50%, 07/15/2029	28
	Lin Television Corp.
10	8.38%, 04/15/2018 ■	10
	Marquee Holdings, Inc.
20	9.51%, 08/15/2014	17
	Nielsen Finance LLC
15	9.78%, 08/01/2016	14

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.1% -
(continued)
		Arts, Entertainment and Recreation - 0.5% - (continued)
		Peninsula Gaming LLC
	$10	8.38%, 08/15/2015 ■	$10
	5	10.75%, 08/15/2017 ■	5
		River Rock Entertainment
	10	9.75%, 11/01/2011	10
		Seneca Gaming Corp.
	30	7.25%, 05/01/2012	30
		Sinclair Television Group
	65	9.25%, 11/01/2017 ■	69
		Virgin River Casino Corp.
	10	9.00%, 01/15/2012	4
		Yonkers Racing Corp.
	15	11.38%, 07/15/2016 ■	16
			546
		Chemical Manufacturing - 0.2%
		CF Industries Holdings, Inc.
	5	6.88%, 05/01/2018	5
		Ferro Corp.
	60	6.50%, 08/15/2013 ۞	60
		Hexion Specialty Chemicals
	25	9.75%, 11/15/2014	26
		JohnsonDiversey Holdings, Inc.
	30	8.25%, 11/15/2019 ■	31
		Momentive Performance
	30	9.75%, 12/01/2014	31
		Solutia, Inc.
	25	7.88%, 03/15/2020	26
		Terra Capital, Inc.
	5	7.75%, 11/01/2019	6
			185
		Computer and Electronic Product Manufacturing - 0.2%
		Advanced Micro Devices, Inc.
	5	8.13%, 12/15/2017 ■	5
		Freescale Semiconductor, Inc.
	37	9.13%, 12/15/2014	36
	25	9.25%, 04/15/2018 ■	26
		Hologic, Inc.
	25	2.00%, 12/15/2037 ۞	23
		Jabil Circuit, Inc.
	20	8.25%, 03/15/2018	22
		Seagate HDD Cayman
	65	6.88%, 05/01/2020 ■☼	65
		Sorenson Communications
	75	10.50%, 02/01/2015 ■	73
			250
		Construction - 0.0%
		K. Hovnanian Enterprises
	30	10.63%, 10/15/2016	33
		Fabricated Metal Product Manufacturing - 0.0%
		BWAY Corp.
	20	10.00%, 04/15/2014	22
		Hawk Corp.
	15	8.75%, 11/01/2014	15
			37
		Finance and Insurance - 0.8%
		Arch Western Finance LLC
	15	6.75%, 07/01/2013	15
		BAC Capital Trust XIV
	20	5.63%, 03/15/2012 ♠Δ	15
		CIT Group Funding Co.
	70	10.25%, 05/01/2013 - 05/01/2017	73
		CIT Group, Inc.
	92	7.00%, 05/01/2013 - 05/01/2017	88
		Citigroup, Inc.
	110	8.30%, 12/21/2057 Δ	110
		CNG Holdings, Inc.
	45	12.25%, 02/15/2015 ■	46
		CPM Holdings, Inc.
	30	10.63%, 09/01/2014 ■	32
		Credit Acceptance Corp.
	15	9.13%, 02/01/2017 ■	16
		Dollar Financial Corp.
	20	3.00%, 04/01/2028 ۞	20
		Ford Motor Credit Co.
	15	7.00%, 10/01/2013	15
		General Motors Acceptance Corp.
	105	8.00%, 11/01/2031	102
		GMAC LLC
	20	6.00%, 12/15/2011	20
		Host Marriott L.P.
	15	6.75%, 06/01/2016	15
		International Lease Finance Corp.
	100	5.63%, 09/15/2010	100
	35	5.65%, 06/01/2014	32
	35	6.63%, 11/15/2013	33
	60	8.75%, 03/15/2017 ■	60
		LBG Capital No. 1 plc
	100	7.88%, 11/01/2020 ۞	92
		Provident Funding Associates
	30	10.25%, 04/15/2017 ■	31
		Reynolds Group Issuer, Inc.
	50	8.50%, 05/15/2018 ■	50
		Yankee Acquisition Corp.
	30	9.75%, 02/15/2017	31
			996
		Food Manufacturing - 0.1%
		Land O'Lakes Capital Trust
	15	7.45%, 03/15/2028 ■	13
		Smithfield Foods, Inc.
	50	7.75%, 07/01/2017	50
			63
		Foreign Governments - 2.0%
		Argentina (Republic of)
EUR	90	2.26%, 12/31/2038	37
EUR	69	7.82%, 12/31/2033	58
	159	8.28%, 12/31/2033	118
		Colombia (Republic of)
COP	112,000	9.85%, 06/28/2027	71
COP	108,000	12.00%, 10/22/2015	70
		Costa Rica (Republic of)
	10	6.55%, 03/20/2014 §	11
	20	10.00%, 08/01/2020 §	27

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.1% - (continued)
		Foreign Governments - 2.0% - (continued)
		Indonesia (Republic of)
	$100	6.63%, 02/17/2037 §	$103
	50	6.75%, 03/10/2014 §	55
	120	7.25%, 04/20/2015 §	136
		Panama (Republic of)
	60	7.25%, 03/15/2015	69
	40	8.88%, 09/30/2027	53
		Philippines (Republic of)
	100	6.38%, 10/23/2034	100
	100	6.50%, 01/20/2020	110
	60	9.88%, 01/15/2019	80
		Turkey (Republic of)
	100	5.63%, 03/30/2021	98
	70	6.88%, 03/17/2036	70
	315	7.25%, 03/15/2015 – 03/05/2038	339
	135	9.50%, 01/15/2014	161
TRY	006	10.00%, 02/15/2012 Ж	5
		Ukraine Government
EUR	100	4.95%, 10/13/2015 §	119
		Uruguay (Republic of)
UYU	229	5.00%, 09/14/2018 Ж	13
	15	8.00%, 11/18/2022	18
		Venezuela (Republic of)
	10	5.75%, 02/26/2016 §	7
	120	7.65%, 04/21/2025	77
	60	7.75%, 10/13/2019 §	43
	205	8.25%, 10/13/2024 §☼	141
	100	8.50%, 10/08/2014	86
	50	9.00%, 05/07/2023 §	37
	15	9.25%, 05/07/2028 §	11
	10	9.25%, 09/15/2027	8
	45	9.38%, 01/13/2034	33
	5	10.75%, 09/19/2013	5
	10	13.63%, 08/15/2018	10
			2,379
		Health Care and Social Assistance - 0.4%
		American Renal Holdings
	15	8.38%, 05/15/2018 ■☼	15
		Amylin Pharmaceuticals, Inc.
	15	3.00%, 06/15/2014 ۞	13
		Biomet, Inc.
	15	10.00%, 10/15/2017	17
	10	10.38%, 10/15/2017	11
		Bioscrip, Inc.
	10	10.25%, 10/01/2015 ■	10
		Community Health Systems, Inc.
	45	8.88%, 07/15/2015	47
		Cubist Pharmaceuticals, Inc.
	30	2.25%, 06/15/2013 ۞	29
		HCA, Inc.
	10	6.50%, 02/15/2016	10
	40	7.25%, 09/15/2020 ■	42
	88	9.63%, 11/15/2016	96
		Inverness Medical Innovation, Inc.
	25	9.00%, 05/15/2016	26
		Radiation Therapy Services, Inc.
	15	9.88%, 04/15/2017 ■	15
		Rite Aid Corp.
	15	9.75%, 06/12/2016	17
	35	10.38%, 07/15/2016	38
		Tenet Healthcare Corp.
	65	8.88%, 07/01/2019 ■	71
			457
		Information - 0.5%
		Charter Communications Holdings II LLC
	29	13.50%, 11/30/2016	35
		Cincinnati Bell, Inc.
	30	8.25%, 10/15/2017	30
	15	8.75%, 03/15/2018	15
		Cricket Communications, Inc.
	55	10.00%, 07/15/2015	58
		CSC Holdings, Inc.
	55	7.63%, 07/15/2018	58
		Deluxe Corp.
	35	7.38%, 06/01/2015	36
		Frontier Communications Corp.
	40	8.13%, 10/01/2018	41
	10	8.25%, 05/01/2014	11
		GCI, Inc.
	25	7.25%, 02/15/2014	25
		Intelsat Bermuda Ltd.
	30	11.25%, 06/15/2016	32
	15	11.50%, 02/04/2017	16
		Intelsat Intermediate Holdings Ltd.
	15	9.50%, 02/01/2015	16
		Intelsat Jackson Holdings Ltd.
	10	8.50%, 11/01/2019 ■	10
	60	9.50%, 06/15/2016	64
		Mediacom Broadband LLC
	75	8.50%, 10/15/2015	77
		MetroPCS Wireless, Inc.
	40	9.25%, 11/01/2014	42
		Sprint Capital Corp.
	10	6.90%, 05/01/2019	10
		Sprint Nextel Corp.
	22	6.00%, 12/01/2016	20
		Terremark Worldwide, Inc.
	30	12.25%, 06/15/2017 ■	34
			630
		Machinery Manufacturing - 0.0%
		Actuant Corp.
	10	6.88%, 06/15/2017	10
		Altra Holdings, Inc.
	10	8.13%, 12/01/2016 ■	10
		Goodman Global, Inc.
	45	11.66%, 12/15/2014 ■	27
			47
		Mining - 0.0%
		Arch Coal, Inc.
	5	8.75%, 08/01/2016 ■	5
		Consol Energy, Inc.
	25	8.25%, 04/01/2020 ■	27
			32
The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.1% - (continued)
	Miscellaneous Manufacturing - 0.1%
	ACCO Brands Corp.
$15	7.63%, 08/15/2015	$14
	Bombardier, Inc.
20	7.50%, 03/15/2018 ■	21
	Easton-Bell Sports, Inc.
25	9.75%, 12/01/2016 ■	27
		62
	Motor Vehicle & Parts Manufacturing - 0.3%
	Accuride Corp.
10	7.50%, 02/26/2020 ۞	26
	Arvinmeritor, Inc.
25	10.63%, 03/15/2018	27
	ArvinMeritor, Inc.
25	8.13%, 09/15/2015	24
	ESCO Corp.
30	8.63%, 12/15/2013 ■	31
	Ford Motor Co.
30	4.25%, 11/15/2016 ۞	47
115	7.45%, 07/16/2031	107
	Navistar International Corp.
10	8.25%, 11/01/2021	10
	Tenneco, Inc.
30	8.63%, 11/15/2014	31
	TRW Automotive, Inc.
20	7.00%, 03/15/2014 ■	20
	UCI Holdco, Inc.
31	8.26%, 12/15/2013 Δ	30
		353
	Nonmetallic Mineral Product Manufacturing - 0.0%
	Libbey Glass, Inc.
25	10.00%, 02/15/2015 ■	26

	Other Services - 0.0%
	StoneMor Partners L.P.
30	10.25%, 12/01/2017 ■	32

	Paper Manufacturing - 0.1%
	Cascades, Inc.
30	7.75%, 12/15/2017 ■	31
15	7.88%, 01/15/2020 ■	15
	Neenah Paper, Inc.
25	7.38%, 11/15/2014	25
	Newpage Corp.
20	11.38%, 12/31/2014	20
		91
	Petroleum and Coal Products Manufacturing - 0.3%
	Antero Resources Finance
10	9.38%, 12/01/2017 ■	10
	Aquilex Holdings LLC
40	11.13%, 12/15/2016 ■	43
	Basic Energy Services, Inc.
10	11.63%, 08/01/2014	11
	Berry Petroleum Co.
15	10.25%, 06/01/2014	17
	Chesapeake Energy Corp.
30	6.50%, 08/15/2017	29
	Denbury Resources, Inc.
10	8.25%, 02/15/2020	11
	Encore Acquisition Co.
15	9.50%, 05/01/2016	17
	Headwaters, Inc.
30	11.38%, 11/01/2014	32
	Newfield Exploration Co.
25	7.13%, 05/15/2018	26
	P2021 Rig Co.
15	13.50%, 12/15/2013 ■	15
	Petrohawk Energy Corp.
30	9.13%, 07/15/2013	31
	Petroleum Development Corp.
20	12.00%, 02/15/2018	21
	Pioneer Natural Resources Co.
10	5.88%, 07/15/2016	10
	Rosetta Resources, Inc.
10	9.50%, 04/15/2018 ■	10
	Sandridge Energy, Inc.
25	8.00%, 06/01/2018 ■	25
	Thermon Industries, Inc.
40	9.50%, 05/01/2017 ■	41
		349
	Pipeline Transportation - 0.0%
	Dynegy Holdings, Inc.
15	8.38%, 05/01/2016	13
	El Paso Corp.
15	12.00%, 12/12/2013	18
		31
	Plastics and Rubber Products Manufacturing - 0.0%
	Plastipak Holdings, Inc.
10	10.63%, 08/15/2019 ■	11
	Rock Tenn Co.
15	9.25%, 03/15/2016	17
	Solo Cup Co.
15	10.50%, 11/01/2013	16
		44
	Primary Metal Manufacturing - 0.1%
	Essar Steel Algoma, Inc.
45	9.38%, 03/15/2015 ■	46
	Novelis, Inc.
20	7.25%, 02/15/2015	20
	Tube City IMS Corp.
25	9.75%, 02/01/2015	25
		91
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings
75	9.50%, 05/15/2015	72
	Quebecor Media, Inc.
40	7.75%, 03/15/2016	40
		112
	Professional, Scientific and Technical Services - 0.2%
	Lamar Media Corp.
35	6.63%, 08/15/2015	33

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.1% - (continued)
	Professional, Scientific and Technical Services - 0.2% - (continued)
	Mantech International Corp.
$20	7.25%, 04/15/2018 ■	$20
	Sitel LLC
40	11.50%, 04/01/2018 ■	41
	Stream Global Services, Inc.
25	11.25%, 10/01/2014 ■	26
	SunGard Data Systems, Inc.
50	10.25%, 08/15/2015	53
	Unisys Corp.
12	12.75%, 10/15/2014 ■	14
36	14.25%, 09/15/2015 ■	44
	West Corp.
10	11.00%, 10/15/2016	11
		242
	Real Estate and Rental and Leasing - 0.0%
	PHH Corp.
8	4.00%, 09/01/2014 ۞■	9
	United Rentals North America, Inc.
30	10.88%, 06/15/2016	34
		43
	Retail Trade - 0.5%
	ACCO Brands Corp.
20	10.63%, 03/15/2015 ■	22
	Affinia Group, Inc.
30	9.00%, 11/30/2014	30
30	10.75%, 08/15/2016 ■	33
	Associated Materials LLC
20	9.88%, 11/15/2016	22
	AutoNation, Inc.
35	6.75%, 04/15/2018	35
	Catalina Marketing Corp.
90	10.50%, 10/01/2015 ■	96
	Dollar General Corp.
14	11.88%, 07/15/2017	16
	Freedom Group, Inc.
25	10.25%, 08/01/2015 ■	26
	Group 1 Automotive, Inc.
20	2.25%, 06/15/2036 ۞ Δ	17
27	3.00%, 03/15/2020 ■	26
	HSN, Inc.
30	11.25%, 08/01/2016	34
	Ltd. Brands, Inc.
35	7.00%, 05/01/2020	36
	Michaels Stores, Inc.
50	11.38%, 11/01/2016	54
	Neiman Marcus Group, Inc.
20	9.00%, 10/15/2015	21
	Pantry, Inc.
20	3.00%, 11/15/2012 ۞	18
	QVC, Inc.
20	7.38%, 10/15/2020 ■	20
	Sonic Automotive
8	5.00%, 10/01/2029 ۞	9
	Sonic Automotive, Inc.
10	9.00%, 03/15/2018 ■	10
	United Components, Inc.
90	9.38%, 06/15/2013	90
		615
	Soap, Cleaning Compound, and Toilet Manufacturing -0.1%
	Revlon Consumer Products
40	9.75%, 11/15/2015 ■	41
	Sally Holdings LLC
20	10.50%, 11/15/2016	22
		63
	Transit and Ground Passenger Transportation - 0.0%
	Syndreon Global
30	9.50%, 05/01/2018 ■	30
	Utilities - 0.3%
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	Calpine Corp.
110	7.25%, 10/15/2017 ■	107
	Edison Mission Energy
15	7.20%, 05/15/2019	11
	Energy Future Holdings Corp.
25	10.88%, 11/01/2017	20
	Intergen N.V.
75	9.00%, 06/30/2017 ■	78
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	31
	National Power Corp.
35	9.63%, 05/15/2028	43
	NRG Energy, Inc.
40	7.38%, 01/15/2017	39
	TXU Corp.
60	5.55%, 11/15/2014	45
		390
	Water Transportation - 0.1%
	Hornbeck Offshore Services, Inc.
25	6.13%, 12/01/2014	25
	Navios Maritime Holdings
30	8.88%, 11/01/2017 ■	31
20	9.50%, 12/15/2014	21
	Royal Caribbean Cruises Ltd.
20	11.88%, 07/15/2015	24
		101
	Wholesale Trade - 0.1%
	Alliance One International, Inc.
25	10.00%, 07/15/2016 ■	26
	Interpublic Group of Co., Inc.
20	10.00%, 07/15/2017	23
	McJunkin Red Man Corp.
15	9.50%, 12/15/2016 ■	16
		65
	Total corporate bonds: non-investment grade
	(cost $8,100)	$8,570

MUNICIPAL BONDS - 0.4%
	General Obligations - 0.2%
	California State,
$50	7.63%, 03/01/2040	$56

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬			Market Value ╪
MUNICIPAL BONDS - 0.4% - (continued)
	General Obligations - 0.2% - (continued)
	California State GO, Taxable,
$125	7.55%, 04/01/2039		$138
			194
	Miscellaneous - 0.0%
	California Public Works Board, Board Lease Rev,
50	8.36%, 10/01/2034		53

	Transportation - 0.2%
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040		60
	North Texas Tollway Auth Rev,
130	6.72%, 01/01/2049		141
			201
	Total municipal bonds
	(cost $410)		$448

	Total long-term investments
	(cost $106,190)		$114,285

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.8%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $354,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010
	- 2040, value of $361)
$354	0.20%, 04/30/2010		$354
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,319,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $1,345)
1,319	0.20%, 04/30/2010		1,319
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $407, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $415)
406	0.20%, 04/30/2010		406
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $823,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018
	- 2040, value of $841)
823	0.19%, 04/30/2010		823
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$6, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $6)
6	0.18%, 04/30/2010		6
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $482,
	collateralized by U.S. Treasury Note
	3.00%, 2017, value of $492)
482	0.20%, 04/30/2010		482
			3,390
	Total short-term investments
	(cost $3,390)		$3,390

	Total investments
	(cost $109,580) ▲	97.0%	$117,675
	Other assets and liabilities	3.0%	3,617
	Total net assets	100.0%	$121,292

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.6% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $110,177 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,988
Unrealized Depreciation	(1,490)
Net Unrealized Appreciation	$7,498

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $9,688, which represents 7.99% of total net assets.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2010, these securities amounted to $2,149 or 1.77% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

Ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2010 was $115.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	─ Brazilian Real
COP	─ Colombian Peso
EUR	─ EURO
HUF	─ Hungarian Forint
ITL	─ Italian Lira
MXP	─ Mexican Peso
TRY	─ New Turkish Lira
UYU	─ Uruguayan Peso

GO	─ General Obligations

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Brazilian Real (Sell)	$60	$59	06/16/10	$(1)
Canadian Dollar (Buy)	12	12	05/05/10	–
Chinese Renminbi (Buy)	127	127	09/28/10	–
Colombian Peso (Sell)	144	143	05/28/10	(1)
Euro (Buy)	20	20	05/17/10	–
Euro (Sell)	1	1	06/16/10	–
Euro (Buy)	29	30	06/16/10	(1)
Euro (Sell)	20	22	05/17/10	2
Euro (Buy)	7	7	06/16/10	–
Euro (Sell)	404	412	06/16/10	8
Hungarian Forint (Sell)	8	8	06/16/10	–
Indian Rupee (Buy)	64	64	05/28/10	–
Indonesian Rupiah (Buy)	64	64	05/27/10	–
Israeli New Shekel (Buy)	54	54	06/16/10	–
Israeli New Shekel (Buy)	9	9	06/16/10	–
Kazakhstani Tenge (Buy)	12	12	07/12/10	–
Kazakhstani Tenge (Buy)	11	11	07/13/10	–
Kazakhstani Tenge (Buy)	54	54	03/10/11	–
Mexican New Peso (Sell)	39	38	06/16/10	(1)
Mexican New Peso (Buy)	15	15	06/16/10	–
New Romanian Leu (Sell)	19	19	05/17/10	–
New Romanian Leu (Buy)	19	19	05/17/10	–
Peruvian New Sol (Buy)	32	32	10/14/10	–
Philippine Peso (Buy)	32	32	05/28/10	–
Republic of Korea Won (Buy)	64	63	06/16/10	1
Taiwanese Dollar (Buy)	65	65	05/28/10	–
Turkish New Lira (Sell)	3	3	06/16/10	–
Ukranian Hryvnia (Sell)	15	12	07/22/10	(3)
Ukranian Hryvnia (Buy)	14	12	07/22/10	2
				$6

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
10 Year U.S. Treasury
Note	6	Short	Jun 2010	$(8)
U.S. Long Bond	2	Long	Jun 2010	7
				$(1)

*     The number of contracts does not omit 000's. Cash of $4 was pledged as initial margin deposit for open futures contracts at April 30, 2010.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,904	$–	$1,904	$–
Common Stocks ‡	51,131	48,925	2,206	–
Corporate Bonds: Investment Grade	52,079	–	51,944	135
Corporate Bonds: Non-Investment Grade	8,570	–	8,431	139
Municipal Bonds	448	–	448	–
Preferred Stocks	153	69	84	–
Short-Term Investments	3,390	–	3,390	–
Total	$117,675	$48,994	$68,407	$274
Forward Foreign Currency Contracts *	13	–	13	–
Futures *	7	7	–	–
Total	$20	$7	$13	$–
Liabilities:
Forward Foreign Currency Contracts *	7	–	7	–
Futures *	8	8	–	–
Total	$15	$8	$7	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	3*	2010
Assets:
Corporate Bonds	$204	$(1)	$10	†	$100	$(13)	$2	$(28)	$274
Total	$204	$(1)	$10		$100	$(13)	$2	$(28)	$274

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $9.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $109,580)	$117,675
Cash	417	*
Unrealized appreciation on forward foreign currency contracts	13
Receivables:
Investment securities sold	1,048
Fund shares sold	3,119
Dividends and interest	1,066
Variation margin	3
Other assets	63
Total assets	123,404
Liabilities:
Unrealized depreciation on forward foreign currency contracts	7
Payables:
Investment securities purchased	2,011
Fund shares redeemed	54
Investment management fees	9
Distribution fees	5
Variation margin	3
Accrued expenses	20
Other liabilities	3
Total liabilities	2,112
Net assets	$121,292
Summary of Net Assets:
Capital stock and paid-in-capital	$120,309
Accumulated undistributed net investment income	337
Accumulated net realized loss on investments and foreign currency transactions	(7,454)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	8,100
Net assets	$121,292

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.14/$10.73
Shares outstanding	9,870
Net assets	$100,065
Class B: Net asset value per share	$10.10
Shares outstanding	392
Net assets	$3,963
Class C: Net asset value per share	$10.08
Shares outstanding	1,586
Net assets	$15,995
Class I: Net asset value per share	$10.13
Shares outstanding	113
Net assets	$1,150
Class Y: Net asset value per share	$10.16
Shares outstanding	12
Net assets	$119

*Cash of $4 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Balanced Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$752
Interest	1,397
Less: Foreign tax withheld	(12)
Total investment income	2,137
Expenses:
Investment management fees	322
Transfer agent fees	56
Distribution fees
Class A	94
Class B	19
Class C	48
Custodian fees	9
Accounting services fees	8
Registration and filing fees	24
Board of Directors' fees	1
Audit fees	3
Other expenses	11
Total expenses (before waivers and fees paid indirectly)	595
Expense waivers	(224)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(224)
Total expenses, net	371
Net Investment Income	1,766
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,568
Net realized loss on futures	(11)
Net realized gain on forward foreign currency contracts	8
Net realized gain on other foreign currency transactions	7
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,572
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	4,456
Net unrealized appreciation of futures	3
Net unrealized appreciation of forward foreign currency contracts	7
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	4,466
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,038
Net Increase in Net Assets Resulting from Operations	$7,804

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$1,766	$2,129
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,572	(6,471)
Net unrealized appreciation of investments and other financial instruments	4,466	13,899
Net Increase In Net Assets Resulting From Operations	7,804	9,557
Distributions to Shareholders:
From net investment income
Class A	(1,438)	(1,814)
Class B	(52)	(103)
Class C	(148)	(181)
Class I	(6)	—
Class Y	(2)	(5)
Total distributions	(1,646)	(2,103)
Capital Share Transactions:
Class A	34,900	17,136
Class B	9	1,260
Class C	8,958	1,680
Class I	1,144	—
Class Y	2	5
Net increase from capital share transactions	45,013	20,081
Net Increase In Net Assets	51,171	27,535
Net Assets:
Beginning of period	70,121	42,586
End of period	$121,292	$70,121
Accumulated undistributed (distribution in excess of) net investment income (loss)	$337	$217

The accompanying notes are an integral part of these financial statements.

22

The Hartford Balanced Income Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

23

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty

24

cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

25

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

26

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets – Unrealized appreciation	$7	Summary of Net Assets – Unrealized depreciation	$8

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	13	Unrealized depreciation on forward foreign currency contracts	7

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

27

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(11)	$—	$—	$(11)
Foreign exchange contracts	—	—	—	8	—	8
Total	$—	$—	$(11)	$8	$—	$(3)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	3	—	—	$3
Foreign exchange contracts	—	—	—	7	—	7
Total	$—	$—	$3	$7	$—	$10

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.  In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

28

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):
	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$2,103	$2,204
Long-Term Capital Gains *	—	19

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$216
Accumulated Capital Losses *	(8,434)
Unrealized Appreciation †	3,043
Total Accumulated Deficit	$(5,175)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

29

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(21)
Accumulated Net Realized Gain	21

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$2,352
2017	6,082
Total	$8,434

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

Effective October 1, 2009, HIFSCO has voluntarily agreed to waive management fees of 0.50% of average daily net assets until October 31, 2010.

30

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
0.75%	1.50%	1.50%	0.50%	0.40%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period		Year Ended	Year Ended	Year Ended	Year Ended
	Ended April		October 31,	October 31,	October 31,	October 31,
	30, 2010		2009	2008	2007	2006
Class A Shares	0.72%		1.19%	1.25%	1.19%	1.25	%*
Class B Shares	1.50		1.89	2.00	2.00	2.00	*
Class C Shares	1.47		1.94	2.00	2.00	2.00	*
Class I Shares	0.38	†
Class Y Shares	0.35		0.85	0.90	0.90	0.90	*

*From July 31, 2006 (commencement of operations), through October 31, 2006.
*From February 26, 2010 (commencement of operations), through April 30, 2010.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $1,261 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of

31

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $55 for providing such services. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	10
Class Y	12

7.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$63,282
Sales Proceeds Excluding U.S. Government Obligations	21,943

32

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,413	138	(2,028)	—	3,523	4,095	212	(2,403)	—	1,904
Amount	$53,438	$1,354	$(19,892)	$—	$34,900	$35,136	$1,774	$(19,774)	$—	$17,136
Class B
Shares	41	5	(45)	—	1	264	11	(121)	—	154
Amount	$405	$51	$(447)	$—	$9	$2,154	$97	$(991)	$—	$1,260
Class C
Shares	1,030	13	(139)	—	904	331	20	(158)	—	193
Amount	$10,186	$127	$(1,355)	$—	$8,958	$2,810	$165	$(1,295)	$—	$1,680
Class I
Shares	113	—	—	—	113	—	—	—	—	—
Amount	$1,138	$6	$—	$—	$1,144	$—	$—	$—	$—	$—
Class Y
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$5	$—	$—	$5

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	7	$65
For the Year Ended October 31, 2009	6	$53

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

33

The Hartford Balanced Income Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	From Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$9.44	$0.20	$–	$0.68	$0.88	$(0.18)	$–	$–	$(0.18)	$0.70	$10.14
B	9.40	0.16	–	0.68	0.84	(0.14)	–	–	(0.14)	0.70	10.10
C	9.40	0.15	–	0.68	0.83	(0.15)	–	–	(0.15)	0.68	10.08
I(H)	9.81	0.05	–	0.36	0.41	(0.09)	–	–	(0.09)	0.32	10.13
Y	9.46	0.22	–	0.67	0.89	(0.19)	–	–	(0.19)	0.70	10.16

For the Year Ended October 31, 2009 (E)
A	8.22	0.38	–	1.23	1.61	(0.39)	–	–	(0.39)	1.22	9.44
B	8.20	0.31	–	1.23	1.54	(0.34)	–	–	(0.34)	1.20	9.40
C	8.19	0.31	–	1.23	1.54	(0.33)	–	–	(0.33)	1.21	9.40
Y	8.24	0.42	–	1.22	1.64	(0.42)	–	–	(0.42)	1.22	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	–	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	(2.80)	8.22
B	10.98	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.20
C	10.97	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.19
Y	11.03	0.44	–	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	(2.79)	8.24

For the Year Ended October 31, 2007
A	10.42	0.34	–	0.59	0.93	(0.33)	–	–	(0.33)	0.60	11.02
B	10.41	0.26	–	0.59	0.85	(0.28)	–	–	(0.28)	0.57	10.98
C	10.41	0.26	–	0.58	0.84	(0.28)	–	–	(0.28)	0.56	10.97
Y	10.42	0.41	–	0.56	0.97	(0.36)	–	–	(0.36)	0.61	11.03

From (commencement of operations) July 31, 2006, through October 31, 2006
A(I)	10.00	0.09	–	0.39	0.48	(0.06)	–	–	(0.06)	0.42	10.42
B(I)	10.00	0.07	–	0.38	0.45	(0.04)	–	–	(0.04)	0.41	10.41
C(I)	10.00	0.06	–	0.40	0.46	(0.05)	–	–	(0.05)	0.41	10.41
Y(I)	10.00	0.10	–	0.38	0.48	(0.06)	–	–	(0.06)	0.42	10.42

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 26, 2010.
(I)	Commenced operations on July 31, 2006.

34

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

9.35	%(F)	$100,065	1.22	%(G)	0.72	%(G)	0.72	%(G)	4.10	%(G)	26%
8.94	(F)	3,963	2.12	(G)	1.50	(G)	1.50	(G)	3.37	(G)	–
8.85	(F)	15,995	1.97	(G)	1.47	(G)	1.47	(G)	3.29	(G)	–
4.17	(F)	1,150	0.88	(G)	0.38	(G)	0.38	(G)	3.51	(G)	–
9.50	(F)	119	0.85	(G)	0.35	(G)	0.35	(G)	4.52	(G)	–

20.29		59,923	1.32		1.19		1.19		4.56		63
19.37		3,681	2.26		1.90		1.90		3.80		–
19.44		6,409	2.10		1.94		1.94		3.81		–
20.67		108	0.94		0.85		0.85		4.96		–

(22.01)		36,544	1.25		1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		2.00		3.35		–
(22.55)		4,007	2.04		2.00		2.00		3.34		–
(21.67)		90	0.91		0.90		0.90		4.43		–

9.07		40,501	1.33		1.19		1.19		3.57		27
8.22		2,280	2.21		2.00		2.00		2.76		–
8.17		4,256	2.14		2.00		2.00		2.76		–
9.43		115	1.04		0.90		0.90		3.86		–

4.78	(F)	11,513	1.58	(G)	1.26	(G)	1.26	(G)	3.48	(G)	8
4.54	(F)	304	2.34	(G)	2.00	(G)	2.00	(G)	2.73	(G)	–
4.56	(F)	400	2.39	(G)	2.00	(G)	2.00	(G)	2.67	(G)	–
4.83	(F)	105	1.31	(G)	0.90	(G)	0.90	(G)	3.86	(G)	–

35

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

36

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
       Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

37

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,093.50	$3.74	$1,000.00	$1,021.22	$3.61	0.72%	181	365
Class B	$1,000.00	$1,089.40	$7.77	$1,000.00	$1,017.36	$7.50	1.50	181	365
Class C	$1,000.00	$1,088.50	$7.61	$1,000.00	$1,017.50	$7.35	1.47	181	365
Class I	$1,000.00	$1,041.70	$0.67	$1,000.00	$1,007.97	$0.66	0.38	63	365
Class Y	$1,000.00	$1,095.00	$1.82	$1,000.00	$1,023.06	$1.76	0.35	181	365

39

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-BI10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation Fund

The Hartford Capital Appreciation Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
Capital Appreciation A#	13.42%	38.41%	5.45%	4.49%
Capital Appreciation A##		30.80%	4.26%	3.90%
Capital Appreciation B#	12.99%	37.38%	4.61%	NA*
Capital Appreciation B##		32.38%	4.29%	NA*
Capital Appreciation C#	13.04%	37.51%	4.70%	3.78%
Capital Appreciation C##		36.51%	4.70%	3.78%
Capital Appreciation I#	13.56%	38.86%	5.69%	4.61%
Capital Appreciation R3#	13.28%	38.09%	5.38%	4.74%
Capital Appreciation R4#	13.45%	38.57%	5.62%	4.86%
Capital Appreciation R5#	13.63%	38.99%	5.83%	4.96%
Capital Appreciation Y#	13.69%	39.08%	5.91%	5.00%
Russell 3000 Index	17.64%	40.90%	3.28%	0.50%
S&P 500 Index	15.66%	38.82%	2.63%	-0.19%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 13.42%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmarks, the S&P 500 Index, which returned 15.66% and the Russell 3000 Index, which returned 17.64% for the same period. The Fund also underperformed the 15.60% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities posted positive results in the quarter, extending the nearly 14-month long market rally. Despite concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe, investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+33%), Industrials (+29%), and Materials (+20%) sectors, while the Telecommunication Services (+9%), Consumer Staples (+9%), and Energy (+9%) sectors lagged on a relative basis.

2

The Fund underperformed its benchmark primarily due to security selection. Strong stock selection within the Consumer Discretionary sector was not enough to offset weak stock selection within the Financials, Information Technology, Health Care, and Energy sectors. Sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and underweight positions (i.e. the Fund’s sector position was less than the benchmark position) to the weaker performing Consumer Staples and Energy sectors.

Goldman Sachs (Financials), ACE (Financials), and Roche Holding (Health Care) detracted most from relative returns (i.e. total return). Shares of investment bank Goldman Sachs declined sharply at the end of the period amid news of a civil lawsuit by the SEC, possible criminal investigations by the U.S. government, as well as concerns regarding regulatory reform. Shares of worldwide property and casualty insurance and reinsurance provider ACE struggled due to concerns about the pricing cycle and a large number of natural catastrophes globally. Shares of Swiss-based pharmaceutical company Roche Holding lagged during the period after the company announced a decline in full-year earnings due to expenses related to its takeover of Genentech and a slowdown in pharmaceutical sales during the fourth quarter. Boston Scientific (Health Care) and Daiichi Sankyo (Health Care) were also among the largest detractors from absolute (i.e. total return) performance.

The top contributors to relative performance were Ford Motor Company (Consumer Discretionary), Exxon Mobil (Energy), and Merck (Health Care). Shares of automobile and truck manufacturer Ford Motor Company benefited as earnings exceeded expectations due to the firm's strong product line-up as well as continued improvements in prices and margins. Our underweight to Exxon Mobil contributed positively to benchmark-relative returns. Shares of Exxon Mobil declined during the period due to the recent earnings release, which fell short of consensus expectations. Shares of leading pharmaceutical manufacturer Merck benefited from synergies from the merger with Schering-Plough and more clarity surrounding healthcare reform. General Electric (Industrials) was a top contributor to absolute (i.e. total return) performance during the period.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. We believe areas of weakness persist. U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. We believe the housing market remains fragile, although declines appear to be moderating.

In this environment we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. At the end of the period the Fund was most overweight the Consumer Discretionary, Health Care, and Materials sectors and most underweight the Energy, Consumer Staples, and Industrials sectors.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	8.5%
Banks (Financials)	6.7
Capital Goods (Industrials)	5.1
Consumer Durables & Apparel (Consumer Discretionary)	3.1
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	3.2
Energy (Energy)	4.2
Finance (Financials)	1.6
Food & Staples Retailing (Consumer Staples)	3.0
Food, Beverage & Tobacco (Consumer Staples)	2.1
Health Care Equipment & Services (Health Care)	5.5
Insurance (Financials)	4.9
Materials (Materials)	7.8
Media (Consumer Discretionary)	2.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.3
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.0
Software & Services (Information Technology)	7.3
Technology Hardware & Equipment (Information Technology)	9.0
Telecommunication Services (Services)	1.3
Transportation (Industrials)	2.1
Total	95.6%
Fixed Income Securities
Finance and Insurance (Finance)	0.4
Total	0.4%
Short-Term Investments	3.5
Other Assets and Liabilities	0.5
Total	100.0%

Diversification by Country
as of April 30, 2010
Percentage of
Country	Net Assets
Austria	0.5%
Brazil	0.0
Canada	3.9
China	0.4
France	0.1
Germany	1.2
Hong Kong	0.5
India	0.3
Israel	1.8
Japan	5.7
Netherlands	0.6
Singapore	0.8
South Africa	1.6
Sweden	0.4
Switzerland	3.3
Taiwan	3.3
Turkey	1.2
United Kingdom	4.2
United States	66.2
Short-Term Investments	3.5
Other Assets and Liabilities	0.5
Total	100.0%

3

The Hartford Capital Appreciation Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.4%
	Automobiles & Components - 7.3%
81,377	Ford Motor Co. ●	$1,059,524
3,133	Johnson Controls, Inc.	105,222
1,433	Magna International, Inc. Class A	94,113
7,179	TRW Automotive Holdings Corp. ●	231,220
		1,490,079
	Banks - 6.7%
71,355	Mitsubishi UFJ Financial Group, Inc.	371,834
6,409	Standard Chartered plc	170,962
49,376	Turkiye Garanti Bankasi A.S.	239,204
17,180	Wells Fargo & Co.	568,840
		1,350,840
	Capital Goods - 5.1%
25,139	General Electric Co.	474,120
22,906	Itochu Corp.	198,449
6,321	Raytheon Co.	368,509
		1,041,078
	Consumer Durables & Apparel - 3.1%
2,881	Harman International Industries, Inc. ●	113,723
170	NVR, Inc. ●	122,050
7,732	Panasonic Corp.	113,306
7,433	Pulte Group, Inc. ●	97,298
38,246	Skyworth Digital Holdings Ltd.	34,513
2,208	Stanley Black & Decker, Inc.	137,251
		618,141
	Consumer Services - 0.3%
3,525	Educomp Solutions Ltd.	53,827

	Diversified Financials - 3.2%
8,459	Excel Medical Fund L.P. ⌂●†Ђ	6,131
3,613	GAM Holding Ltd.	44,875
3,439	Goldman Sachs Group, Inc.	499,278
2,538	Julius Baer Group Ltd.	87,216
		637,500
	Energy - 4.2%
5,345	Baker Hughes, Inc.	265,987
4,487	Cameco Corp.	110,425
2,634	Dresser-Rand Group, Inc. ●	92,916
2,115	National Oilwell Varco, Inc.	93,106
2,976	OMV AG	106,337
5,650	Suncor Energy, Inc.	193,053
		861,824
	Finance - 1.6%
37,150	Prudential plc	326,154

	Food & Staples Retailing - 3.0%
12,218	CVS/Caremark Corp.	451,211
85,047	Olam International Ltd.	160,474
		611,685
	Food, Beverage & Tobacco - 2.1%
13,972	Kraft Foods, Inc.	413,580

	Health Care Equipment & Services - 5.5%
3,397	Covidien plc	163,038
5,645	McKesson Corp.	365,827
4,500	Medtronic, Inc.	196,605
12,726	UnitedHealth Group, Inc.	385,733
		1,111,203
	Insurance - 4.9%
12,293	ACE Ltd.	653,888
8,960	Genworth Financial, Inc. ●	148,016
8,023	Marsh & McLennan Cos., Inc.	194,320
		996,224
	Materials - 7.8%
4,664	AngloGold Ltd. ADR	195,223
5,334	Barrick Gold Corp.	232,274
5,291	BHP Billiton plc	161,534
15,797	Dow Chemical Co.	487,009
53,941	Huabao International Holdings Ltd.	62,343
1,823	Mosaic Co.	93,229
9,460	Sino Forest Corp. Class A ●	168,183
4,784	Vedanta Resources plc	182,891
		1,582,686
	Media - 2.2%
11,440	Comcast Corp. Class A	225,822
4,206	DirecTV Class A ●	152,398
25	Harvey Weinstein Co Holdings Class A-1
	⌂●†	–
1,590	Walt Disney Co.	58,587
		436,807
	Pharmaceuticals, Biotechnology & Life Sciences - 11.3%
1,600	Amgen, Inc. ●	91,776
4,240	Bristol-Myers Squibb Co.	107,239
3,453	Celgene Corp. ●	213,926
12,388	Daiichi Sankyo Co., Ltd.	215,283
7,431	Merck & Co., Inc.	260,384
28,253	Pfizer, Inc.	472,385
3,345	Roche Holding AG	528,077
2,681	Shionogi & Co., Ltd.	48,392
6,100	Teva Pharmaceutical Industries Ltd. ADR.	358,271
		2,295,733
	Retailing - 4.4%
36,752	Buck Holdings L.P. ⌂●†	85,829
4,574	Gap, Inc.	113,110
386	Priceline.com, Inc. ●	101,073
1,137	Sherwin-Williams Co.	88,742
3,751	Target Corp.	213,331
6,106	TJX Cos., Inc.	282,948
		885,033
	Semiconductors & Semiconductor Equipment - 2.0%
4,000	ASML Holding N.V. ADR	130,634
26,181	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	277,259
		407,893
	Software & Services - 7.3%
13,446	Activision Blizzard, Inc.	148,982
758	Cia Brasileira de Meios de Pagamentos	7,318
4,140	Citrix Systems, Inc. ●	194,581
13,008	eBay, Inc. ●	309,718
783	Mastercard, Inc.	194,215
5,321	Microsoft Corp.	162,489
14,973	Oracle Corp.	386,900
1,400	Sohu.com, Inc. ●	67,410
		1,471,613
	Technology Hardware & Equipment - 9.0%
10,412	Alcatel - Lucent ADR	33,006
962	Apple, Inc. ●	251,276

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 94.4% - (continued)
	Technology Hardware & Equipment - 9.0% - (continued)
18,021	Cisco Systems, Inc. ●		$485,117
8,166	Corning, Inc.		157,188
80,969	Hon Hai Precision Industry Co., Ltd.		380,110
2,979	IBM Corp.		384,226
1,500	Qualcomm, Inc.		58,110
6,800	Telefonaktiebolaget LM Ericsson ADR		78,200
			1,827,233
	Telecommunication Services - 1.3%
5,502	AT&T, Inc.		143,390
8,447	MTN Group Ltd.		124,262
			267,652
	Transportation - 2.1%
16,141	Delta Air Lines, Inc. ●		194,987
55,702	Nippon Yusen		229,003
			423,990
	Total common stocks
	(cost $17,027,087)		$19,110,775

PREFERRED STOCKS - 1.2%
	Automobiles & Components - 1.2%
2,482	Volkswagen AG N.V.		$239,827

	Total preferred stocks
	(cost $234,871)		$239,827

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.4%
	Finance and Insurance - 0.4%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$73,318

	Total corporate bonds: non-investment grade
	(cost $95,209)		$73,318

	Total long-term investments
	(cost $17,357,167)		$19,423,920

SHORT-TERM INVESTMENTS - 3.5%
	Repurchase Agreements - 3.5%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 05/03/2010 in the amount of $74,440, collateralized by FHLMC 4.00% - 7.50%, 2012 - 2040, FNMA 4.00% - 6.50%, 2010 - 2040, value of $75,928)
$74,439	0.20%, 04/30/2010		$74,439
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $277,568,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $283,115)
277,563	0.20%, 04/30/2010		277,563
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the amount of $85,563, collateralized by FHLMC 6.00% - 6.50%, 2038, value of $87,274)
85,562	0.20%, 04/30/2010		85,562
	Morgan Stanley & Co., Inc. TriParty Joint Repurchase Agreement
	(maturing on 05/03/2010 in the amount of $173,266, collateralized by FHLMC 4.00% - 6.50%, 2017 - 2040, FNMA 3.50% - 6.50%, 2018 - 2040, value of $177,066)
$173,263	0.19%, 04/30/2010		173,263
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $101,478, collateralized by U.S. Treasury Note 3.00%, 2017, value of $103,508)
101,477	0.20%, 04/30/2010		101,477
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/03/2010 in the amount of $1,198, collateralized by U.S. Treasury Bond 7.63%, 2022, value of $1,227)
1,198	0.18%, 04/30/2010		1,198
			713,502
	Total short-term investments
	(cost $713,502)		$713,502

	Total investments
	(cost $18,070,669) ▲	99.5%	$20,137,422
	Other assets and liabilities	0.5%	108,634
	Total net assets	100.0%	$20,246,056

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 29.8% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $18,201,517 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,568,849
Unrealized Depreciation	(632,944)
Net Unrealized Appreciation	$1,935,905

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $91,960, which represents 0.45% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $73,318, which represents 0.36% of total net assets.

Ђ	As of April 30, 2010, the Fund has future commitments to purchase an additional $22,874.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$31,421
03/2008 -	8,459	Excel Medical Fund L.P.
12/2009			8,459
10/2005	25	Harvey Weinstein Co. Holdings
		Class A-1 - Reg D	23,636

The aggregate value of these securities at April 30, 2010 was $91,960  which represents 0.45% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

Description	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Canadian Dollar
(Buy)	$5,674	$5,728	05/04/10	$(54)
Canadian Dollar
(Buy)	5,957	5,945	05/05/10	12
Euro (Sell)	707,360	759,303	12/15/10	51,943
Euro (Sell)	5,373	5,322	05/03/10	(51)
Euro (Sell)	13,091	13,035	05/04/10	(56)
Euro (Sell)	7,048	7,047	05/05/10	(1)
Japanese Yen (Sell)	977,775	1,000,377	12/15/10	22,602
				$74,395

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3

Assets:
Common Stocks
Automobiles & Components	$1,490,079	$1,490,079	$–	$–
Banks	1,350,840	568,840	782,000	–
Capital Goods	1,041,078	842,629	198,449	–
Consumer Durables & Apparel	618,141	470,322	147,819	–
Consumer Services	53,827	–	53,827	–
Diversified Financials	637,500	499,278	132,091	6,131
Energy	861,824	755,487	106,337	–
Finance	326,154	–	326,154	–
Food & Staples Retailing	611,685	451,211	160,474	–
Food, Beverage & Tobacco	413,580	413,580	–	–
Health Care Equipment & Services	1,111,203	1,111,203	–	–
Insurance	996,224	996,224	–	–
Materials	1,582,686	1,175,918	406,768	–
Media	436,807	436,807	–	–
Pharmaceuticals, Biotechnology & Life Sciences	2,295,733	1,503,981	791,752	–
Retailing	885,033	799,204	–	85,829
Semiconductors & Semiconductor Equipment	407,893	407,893	–	–
Software & Services	1,471,613	1,471,613	–	–
Technology Hardware & Equipment	1,827,233	1,447,123	380,110	–
Telecommunication Services	267,652	143,390	124,262	–
Transportation	423,990	194,987	229,003	–
Total	19,110,775	15,179,769	3,839,046	91,960
Corporate Bonds: Non-Investment Grade	73,318	–	73,318	–
Preferred Stocks	239,827	–	239,827	–
Short-Term Investments	713,502	–	713,502	–
Total	$20,137,422	$15,179,769	$4,865,693	$91,960
Forward Foreign Currency Contracts*	74,557	–	74,557	–
Total	$74,557	$–	$74,557	$–
Liabilities:
Forward Foreign Currency Contracts*	162	–	162	–
Total	$162	$–	$162	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
* Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	Level 3	2010
Assets:
Common Stock	$53,852	$(5,370)	$42,978	*	$500	$—	$—	$—	$91,960
Total	$53,852	$(5,370)	$42,978		$500	$—	$—	$—	$91,960

* Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $42,978.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $18,070,669)	$20,137,422
Cash	—
Foreign currency on deposit with custodian (cost $4,772)	4,749
Unrealized appreciation on forward foreign currency contracts	74,557
Receivables:
Investment securities sold	55,468
Fund shares sold	67,318
Dividends and interest	35,986
Other assets	479
Total assets	20,375,979
Liabilities:
Unrealized depreciation on forward foreign currency contracts	162
Payables:
Investment securities purchased	86,159
Fund shares redeemed	36,864
Investment management fees	1,462
Administrative fees	9
Distribution fees	756
Accrued expenses	4,511
Total liabilities	129,923
Net assets	$20,246,056
Summary of Net Assets:
Capital stock and paid-in-capital	$21,630,382
Accumulated undistributed net investment income	49,910
Accumulated net realized loss on investments and foreign currency transactions	(3,575,629)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,141,393
Net assets	$20,246,056

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$31.78/$33.63
Shares outstanding	316,370
Net assets	$10,055,786
Class B: Net asset value per share	$28.19
Shares outstanding	33,669
Net assets	$949,116
Class C: Net asset value per share	$28.34
Shares outstanding	114,193
Net assets	$3,236,126
Class I: Net asset value per share	$31.73
Shares outstanding	117,679
Net assets	$3,734,140
Class R3: Net asset value per share	$33.61
Shares outstanding	2,672
Net assets	$89,824
Class R4: Net asset value per share	$33.99
Shares outstanding	7,514
Net assets	$255,382
Class R5: Net asset value per share	$34.26
Shares outstanding	6,078
Net assets	$208,218
Class Y: Net asset value per share	$34.38
Shares outstanding	49,952
Net assets	$1,717,464

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$168,173
Interest	7,125
Less: Foreign tax withheld	(7,853)
Total investment income	167,445
Expenses:
Investment management fees	62,723
Administrative services fees	326
Transfer agent fees	15,555
Distribution fees
Class A	12,205
Class B	5,126
Class C	15,699
Class R3	147
Class R4	283
Custodian fees	190
Accounting services fees	1,496
Registration and filing fees	383
Board of Directors' fees	166
Audit fees	181
Other expenses	2,750
Total expenses (before fees paid indirectly)	117,230
Commission recapture	(166)
Custodian fee offset	—
Total fees paid indirectly	(166)
Total expenses, net	117,064
Net Investment Income	50,381
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	629,693
Net realized gain on forward foreign currency contracts	6,058
Net realized gain on other foreign currency transactions	2,238
Net Realized Gain on Investments and Foreign Currency Transactions	637,989
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,589,048
Net unrealized appreciation of forward foreign currency contracts	73,465
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	748
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,663,261
Net Gain on Investments and Foreign Currency Transactions	2,301,250
Net Increase in Net Assets Resulting from Operations	$2,351,631

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$50,381	$62,256
Net realized gain (loss) on investments and foreign currency transactions	637,989	(3,525,417)
Net unrealized appreciation of investments and foreign currency transactions	1,663,261	6,301,136
Net Increase In Net Assets Resulting From Operations	2,351,631	2,837,975
Distributions to Shareholders:
Class A	—	(116,255)
Class B	—	(2,378)
Class C	—	(12,361)
Class I	—	(8,404)
Class R3	—	(160)
Class R4	—	(1,505)
Class R5	—	(687)
Class Y	—	(20,079)
From tax return of capital
Class A	—	(277)
Class B	—	(37)
Class C	—	(92)
Class I	—	(15)
Class R3	—	—
Class R4	—	(3)
Class R5	—	(1)
Class Y	—	(34)
Total distributions	—	(162,288)
Capital Share Transactions:
Class A	(193,046)	(1,190,158)
Class B	(207,754)	(204,907)
Class C	(46,587)	(173,549)
Class I	744,391	1,959,232
Class R3	53,783	18,462
Class R4	38,829	86,282
Class R5	10,434	115,006
Class Y	36,889	155,694
Net increase from capital share transactions	436,939	766,062
Net Increase In Net Assets	2,788,570	3,441,749
Net Assets:
Beginning of period	17,457,486	14,015,737
End of period	$20,246,056	$17,457,486
Accumulated undistributed (distribution in excess of) net investment income (loss)	$49,910	$(471)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair

11

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

12

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

j)
Prepayment Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur

14

at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$74,557	Unrealized depreciation on forward foreign currency contracts	$162

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$6,058	$—	$6,058
Total	$—	$—	$—	$6,058	$—	$6,058

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	73,465	—	$73,465
Total	$—	$—	$—	$73,465	$—	$73,465

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.   Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$161,829	$474,292
Long-Term Capital Gains *	—	1,323,670
Tax Return of Capital	459	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(4,082,770)
Unrealized Appreciation †	346,813
Total Accumulated Deficit	$(3,735,957)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$35,498
Accumulated Net Realized Loss	(81)
Paid-in-Capital	(35,417)

16

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$615,897
2017	3,466,873
Total	$4,082,770

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.   Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.54%	1.24%	0.94%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.14%	1.21%	1.11%	1.11%		1.17%		1.22%
Class B Shares	1.95	2.01	1.92	1.91		1.96		1.99
Class C Shares	1.85	1.92	1.84	1.83		1.88		1.91
Class I Shares	0.88	0.88	0.81	0.78		0.88	*
Class R3 Shares	1.43	1.45	1.46	1.47	†
Class R4 Shares	1.11	1.11	1.12	1.13	†
Class R5 Shares	0.81	0.80	0.82	0.84	†
Class Y Shares	0.71	0.71	0.72	0.71		0.73		0.75

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $13,089 and contingent deferred sales charges of $979 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $250. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $10. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $15,802 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from
	Payment from	Total Return
	Affiliate for SEC	Excluding Payment
	Settlement for the	from Affiliate for the
	Year Ended	Year Ended October
	October 31, 2007	31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62

5.   Affiliate Holdings:

As of April 30, 2010, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 18,160 Class Y shares of the Fund.

6.   Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$7,947,558
Sales Proceeds Excluding U.S. Government Obligations	7,852,816

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

7.  Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	35,508	—	(41,739)	—	(6,231)	126,979	4,767	(179,765)	—	(48,019)
Amount	$1,098,042	$—	$(1,291,088)	$—	$(193,046)	$2,908,863	$98,818	$(4,197,839)	$—	$(1,190,158)
Class B
Shares	216	—	(7,731)	—	(7,515)	4,643	120	(14,825)	—	(10,062)
Amount	$5,924	$—	$(213,678)	$—	$(207,754)	$95,652	$2,237	$(302,796)	$—	$(204,907)
Class C
Shares	9,185	—	(10,893)	—	(1,708)	21,432	533	(32,191)	—	(10,226)
Amount	$253,123	$—	$(299,710)	$—	$(46,587)	$455,896	$9,961	$(639,406)	$—	$(173,549)
Class I
Shares	36,420	—	(12,409)	—	24,011	92,259	381	(17,705)	—	74,935
Amount	$1,122,960	$—	$(378,569)	$—	$744,391	$2,401,632	$7,848	$(450,248)	$—	$1,959,232
Class R3
Shares	1,791	—	(151)	—	1,640	929	5	(215)	—	719
Amount	$58,739	$—	$(4,956)	$—	$53,783	$23,823	$112	$(5,473)	$—	$18,462
Class R4
Shares	1,718	—	(544)	—	1,174	4,047	63	(766)	—	3,344
Amount	$56,735	$—	$(17,906)	$—	$38,829	$104,309	$1,388	$(19,415)	$—	$86,282
Class R5
Shares	711	—	(392)	—	319	4,899	31	(589)	—	4,341
Amount	$23,430	$—	$(12,996)	$—	$10,434	$130,863	$688	$(16,545)	$—	$115,006
Class Y
Shares	5,884	—	(4,700)	—	1,184	11,636	857	(6,234)	—	6,259
Amount	$195,918	$—	$(159,029)	$—	$36,889	$290,454	$19,106	$(153,866)	$—	$155,694

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	2,871	$89,875
For the Year Ended October 31, 2009	3,504	$83,420

8.   Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.   Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10. Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

20

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21

The Hartford Capital Appreciation Fund
Financial Highlights
– Selected Per-Share Data (A) –

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	From Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$28.02	$0.09	$–	$3.67	$3.76	$–	$–	$–	$–	$3.76	$31.78
B	24.95	(0.03)	–	3.27	3.24	–	–	–	–	3.24	28.19
C	25.07	(0.02)	–	3.29	3.27	–	–	–	–	3.27	28.34
I	27.94	0.12	–	3.67	3.79	–	–	–	–	3.79	31.73
R3	29.67	0.04	–	3.90	3.94	–	–	–	–	3.94	33.61
R4	29.96	0.10	–	3.93	4.03	–	–	–	–	4.03	33.99
R5	30.15	0.15	–	3.96	4.11	–	–	–	–	4.11	34.26
Y	30.24	0.17	–	3.97	4.14	–	–	–	–	4.14	34.38
For the Year Ended October 31, 2009 (G)
A	23.43	0.14	–	4.76	4.90	(0.31)	–	–	(0.31)	4.59	28.02
B	20.77	(0.05)	–	4.28	4.23	(0.05)	–	–	(0.05)	4.18	24.95
C	20.91	(0.03)	–	4.29	4.26	(0.10)	–	–	(0.10)	4.16	25.07
I	23.41	0.14	–	4.82	4.96	(0.43)	–	–	(0.43)	4.53	27.94
R3	24.92	0.05	–	5.07	5.12	(0.37)	–	–	(0.37)	4.75	29.67
R4	25.08	0.15	–	5.12	5.27	(0.39)	–	–	(0.39)	4.88	29.96
R5	25.21	0.20	–	5.17	5.37	(0.43)	–	–	(0.43)	4.94	30.15
Y	25.28	0.27	–	5.14	5.41	(0.45)	–	–	(0.45)	4.96	30.24
For the Year Ended October 31, 2008 (G)
A	46.08	0.20	–	(19.12)	(18.92)	–	(3.73)	–	(3.73)	(22.65)	23.43
B	41.59	(0.09)	–	(17.00)	(17.09)	–	(3.73)	–	(3.73)	(20.82)	20.77
C	41.82	(0.06)	–	(17.12)	(17.18)	–	(3.73)	–	(3.73)	(20.91)	20.91
I	45.90	0.28	–	(19.04)	(18.76)	–	(3.73)	–	(3.73)	(22.49)	23.41
R3	48.91	0.09	–	(20.35)	(20.26)	–	(3.73)	–	(3.73)	(23.99)	24.92
R4	49.05	0.22	–	(20.46)	(20.24)	–	(3.73)	–	(3.73)	(23.97)	25.08
R5	49.15	0.34	–	(20.55)	(20.21)	–	(3.73)	–	(3.73)	(23.94)	25.21
Y	49.23	0.36	–	(20.58)	(20.22)	–	(3.73)	–	(3.73)	(23.95)	25.28
For the Year Ended October 31, 2007 (G)
A	39.67	0.16	–	9.42	9.58	(0.13)	(3.04)	–	(3.17)	6.41	46.08
B	36.25	(0.15)	–	8.53	8.38	–	(3.04)	–	(3.04)	5.34	41.59
C	36.40	(0.12)	–	8.58	8.46	–	(3.04)	–	(3.04)	5.42	41.82
I	39.69	0.26	–	9.39	9.65	(0.40)	(3.04)	–	(3.44)	6.21	45.90
R3(I)	40.22	0.01	–	8.68	8.69	–	–	–	–	8.69	48.91
R4(I)	40.22	0.02	–	8.81	8.83	–	–	–	–	8.83	49.05
R5(I)	40.22	0.08	–	8.85	8.93	–	–	–	–	8.93	49.15
Y	42.19	0.34	–	10.06	10.40	(0.32)	(3.04)	–	(3.36)	7.04	49.23
For the Year Ended October 31, 2006
A	36.51	0.15	–	6.43	6.58	–	(3.42)	–	(3.42)	3.16	39.67
B	33.90	(0.10)	–	5.87	5.77	–	(3.42)	–	(3.42)	2.35	36.25
C	34.00	(0.07)	–	5.89	5.82	–	(3.42)	–	(3.42)	2.40	36.40
I(J)	37.53	–	–	2.16	2.16	–	–	–	–	2.16	39.69
Y	38.47	0.30	–	6.84	7.14	–	(3.42)	–	(3.42)	3.72	42.19
For the Year Ended October 31, 2005
A	30.80	0.09	–	5.62	5.71	–	–	–	–	5.71	36.51
B	28.82	(0.15)	–	5.23	5.08	–	–	–	–	5.08	33.90
C	28.88	(0.11)	–	5.23	5.12	–	–	–	–	5.12	34.00
Y	32.29	0.21	–	5.97	6.18	–	–	–	–	6.18	38.47
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.42	%(E)	$10,055,786	1.14	%(F)	1.14	%(F)	1.14	%(F)	0.60	%(F)	43%
12.99	(E)	949,116	1.95	(F)	1.95	(F)	1.95	(F)	(0.23	) (F)	–
13.04	(E)	3,236,126	1.85	(F)	1.85	(F)	1.85	(F)	(0.11	) (F)	–
13.56	(E)	3,734,140	0.88	(F)	0.88	(F)	0.88	(F)	0.87	(F)	–
13.28	(E)	89,824	1.43	(F)	1.43	(F)	1.43	(F)	0.40	(F)	–
13.45	(E)	255,382	1.11	(F)	1.11	(F)	1.11	(F)	0.65	(F)	–
13.63	(E)	208,218	0.81	(F)	0.81	(F)	0.81	(F)	0.94	(F)	–
13.69	(E)	1,717,464	0.71	(F)	0.71	(F)	0.71	(F)	1.04	(F)	–

21.40		9,038,634	1.22		1.22		1.22		0.58		77
20.44		1,027,505	2.07		2.02		2.02		(0.22)		–
20.54		2,905,481	1.93		1.93		1.93		(0.15)		–
21.84		2,616,775	0.89		0.89		0.89		0.59		–
21.08		30,633	1.46		1.46		1.46		0.19		–
21.53		189,912	1.12		1.12		1.12		0.60		–
21.89		173,619	0.81		0.81		0.81		0.75		–
22.01		1,474,927	0.72		0.72		0.72		1.05		–

(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		–
(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		–
(44.27)		438,528	0.81		0.81		0.81		0.87		–
(44.64)		7,809	1.46		1.46		1.46		0.28		–
(44.46)		75,127	1.12		1.12		1.12		0.60		–
(44.30)		35,734	0.83		0.83		0.83		0.93		–
(44.24)		1,074,711	0.72		0.72		0.72		0.95		–

26.15	(H)	13,684,583	1.11		1.11		1.11		0.39		72
25.15	(H)	2,209,870	1.92		1.92		1.92		(0.40)		–
25.28	(H)	4,411,286	1.83		1.83		1.83		(0.32)		–
26.49	(H)	156,616	0.79		0.79		0.79		0.65		–
21.61	(E)	41	1.47	(F)	1.47	(F)	1.47	(F)	0.04	(F)	–
21.95	(E)	15,618	1.14	(F)	1.14	(F)	1.14	(F)	0.06	(F)	–
22.20	(E)	1,165	0.85	(F)	0.85	(F)	0.85	(F)	0.25	(F)	–
26.66	(H)	1,035,754	0.72		0.72		0.72		0.78		–

19.56		9,312,766	1.18		1.18		1.18		0.47		74
18.59		1,868,359	1.97		1.97		1.97		(0.31)		–
18.69		2,968,472	1.90		1.90		1.90		(0.25)		–
5.76	(E)	5,193	0.88	(F)	0.88	(F)	0.88	(F)	0.17	(F)	–
20.07		414,259	0.75		0.75		0.75		0.90		–

18.54		6,071,891	1.26		1.26		1.26		0.31		93
17.63		1,631,199	2.03		2.03		2.03		(0.45)		–
17.73		1,834,562	1.94		1.94		1.94		(0.37)		–
19.14		245,163	0.78		0.78		0.78		0.76		–

23

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,134.20	$6.03	$1,000.00	$1,019.14	$5.71	1.14%	181	365
Class B	$1,000.00	$1,129.90	$10.30	$1,000.00	$1,015.12	$9.74	1.95	181	365
Class C	$1,000.00	$1,130.40	$9.77	$1,000.00	$1,015.62	$9.25	1.85	181	365
Class I	$1,000.00	$1,135.60	$4.66	$1,000.00	$1,020.43	$4.41	0.88	181	365
Class R3	$1,000.00	$1,132.80	$7.56	$1,000.00	$1,017.70	$7.15	1.43	181	365
Class R4	$1,000.00	$1,134.50	$5.87	$1,000.00	$1,019.29	$5.56	1.11	181	365
Class R5	$1,000.00	$1,136.30	$4.29	$1,000.00	$1,020.78	$4.06	0.81	181	365
Class Y	$1,000.00	$1,136.90	$3.76	$1,000.00	$1,021.27	$3.56	0.71	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-CA10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Capital Appreciation II Fund

The Hartford Capital Appreciation II Fund

The Hartford Capital Appreciation II Fund inception 04/29/2005
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 4/29/05 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Capital Appreciation II A#	18.34%	44.60%	7.30%	7.30%
Capital Appreciation II A##		36.64%	6.10%	6.09%
Capital Appreciation II B#	17.87%	43.36%	6.47%	6.47%
Capital Appreciation II B##		38.36%	6.16%	6.31%
Capital Appreciation II C#	17.81%	43.49%	6.54%	6.53%
Capital Appreciation II C##		42.49%	6.54%	6.53%
Capital Appreciation II I#	18.51%	44.93%	7.57%	7.56%
Capital Appreciation II R3#	18.02%	43.96%	7.18%	7.17%
Capital Appreciation II R4#	18.39%	44.58%	7.46%	7.45%
Capital Appreciation II R5#	18.42%	45.01%	7.64%	7.63%
Capital Appreciation II Y#	18.52%	45.14%	7.75%	7.75%
Russell 3000 Index	17.64%	40.90%	3.28%	3.28%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Nicholas M Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President, Partner

Frank D. Catrickes, CFA, CMT	David W. Palmer, CFA	Kent M. Stahl, CFA
Senior Vice President, Partner	Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation II Fund returned 18.34%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmark, the Russell 3000 Index, which returned 17.64% for the same period. The Fund also outperformed the 15.60% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities posted positive results in the quarter, extending the nearly 14-month long market rally. Despite concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe, investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+33%), Industrials (+29%), and Materials (+20%) sectors, while the

2

Telecommunication Services (+9%), Consumer Staples (+9%), and Energy (+9%) sectors lagged on a relative basis.

The Fund outperformed its benchmark primarily due to allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. An overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and underweight positions (i.e. the Fund’s sector position was less than the benchmark position) in the weaker-performing Consumer Staples and Energy sectors contributed positively to relative returns. The Fund also benefited from strong stock selection within the Industrials and Health Care sectors. However, stock selection was weak within the Financials and Consumer Discretionary sectors.

The top contributors to relative performance were Delta Air Lines (Industrials), Ford Motor Company (Consumer Discretionary), and Exxon Mobil (Energy). Shares of airline operator Delta rose as signs of improvement in high-margin business travel and improving revenue metrics. Shares of automobile and truck manufacturer Ford Motor Company benefited as earnings exceeded expectations due to the firm's strong product line-up as well as continued improvements in prices and margins. Our underweight to Exxon Mobil contributed positively to benchmark-relative returns. Shares of Exxon Mobil declined during the period due to the recent earnings release which fell short of consensus expectations. Apple (Information Technology) was a top contributor to absolute (i.e. total return) performance during the period.

UBS (Financials), Great American Group (Financials), and ACE (Financials) detracted most from relative returns. Early in the period shares of Swiss investment bank and money manager UBS sold off as expectations for December quarter trading profits declined. Development-stage investment firm Great American Group’s shares retreated after management forecasted a slowdown in the firm’s liquidation-related business segment. Shares of worldwide property and casualty insurance and reinsurance provider ACE struggled due to concerns about the pricing cycle and a large number of natural catastrophes globally. Qualcomm (Information Technology) and Goldman Sachs (Financials) were among the largest detractors from absolute (i.e. performance of the Fund as measured against the benchmark) performance.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. We believe areas of weakness persist. U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. We believe the housing market remains fragile, although declines appear to be moderating.

In this environment we continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweights were in the Consumer Discretionary, Information Technology, and Materials sectors and largest underweights were in the Consumer Staples, Telecommunication Services, and Utilities sectors.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.3%
Banks (Financials)	5.1
Capital Goods (Industrials)	7.6
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	6.8
Energy (Energy)	8.4
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	2.7
Health Care Equipment & Services (Health Care)	4.1
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	5.8
Materials (Materials)	6.5
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.2
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	5.6
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	10.6
Technology Hardware & Equipment (Information Technology)	8.6
Telecommunication Services (Services)	0.0
Transportation (Industrials)	4.6
Utilities (Utilities)	1.1
Short-Term Investments	1.5
Other Assets and Liabilities	0.5
Total	100.0%

3

The Hartford Capital Appreciation II Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8%
	Automobiles & Components - 3.1%
469	ArvinMeritor, Inc. ●	$7,187
26	Daimler AG	1,328
522	Ford Motor Co. ●	6,795
33	Johnson Controls, Inc.	1,122
14	Lear Corp. ●	1,171
15	Magna International, Inc. Class A	985
486	Modine Manufacturing Co. ●	6,807
59	Porsche Automobil Holding SE	3,422
127	Tenneco Automotive, Inc. ●	3,281
95	TRW Automotive Holdings Corp. ●	3,064
		35,162
	Banks - 5.1%
100	Banco Santander Central Hispano S.A.	1,277
307	Barclays Bank plc	1,576
778	China Merchants Bank Co., Ltd.	1,907
65	Itau Unibanco Banco Multiplo S.A. ADR	1,404
1,411	Lloyds Banking Group plc	1,412
129	MGIC Investment Corp. ●	1,347
1,316	Mitsubishi UFJ Financial Group, Inc.	6,860
395	PMI Group, Inc. ●	2,056
145	Radian Group, Inc.	2,055
83	Sumitomo Mitsui Financial Group, Inc.	2,735
63	Susquehanna Bancshares, Inc.	684
1,444	Turkiye Garanti Bankasi A.S.	6,995
833	Wells Fargo & Co.	27,569
		57,877
	Capital Goods - 7.6%
68	AMETEK, Inc.	2,924
171	Atlas Copco Ab	2,748
109	Barnes Group, Inc.	2,263
22	Cooper Industries plc Class A	1,100
22	Flowserve Corp.	2,555
–	Foster Wheeler AG ●	–
79	General Dynamics Corp.	6,012
483	General Electric Co.	9,109
233	Hansen Transmissions ●	358
112	Honeywell International, Inc.	5,324
344	Ingersoll-Rand plc	12,718
486	Itochu Corp.	4,210
22	Kone Oyj Class B	948
66	Lockheed Martin Corp.	5,618
472	Masco Corp.	7,658
39	Mitsui & Co., Ltd.	580
40	Moog, Inc. Class A ●	1,475
40	Navistar International Corp. ●	1,918
71	Pentair, Inc.	2,553
34	Precision Castparts Corp.	4,389
122	Rolls-Royce Group plc	1,071
39	Safran S.A.	999
18	Schneider Electric S.A.	1,994
58	Terex Corp. ●	1,530
21	Valmont Industries, Inc.	1,724
14	W.W. Grainger, Inc.	1,558
77	WESCO International, Inc. ●	3,132
		86,468
	Commercial & Professional Services - 0.2%
73	Herman Miller, Inc.	1,553
158	Steelcase, Inc.	1,297
		2,850
	Consumer Durables & Apparel - 3.2%
106	Brunswick Corp.	2,223
47	CIE Financiere Richemont S.A.	1,737
360	Eastman Kodak Co.	2,201
300	Hanesbrands, Inc. ●	8,540
21	Harman International Industries, Inc. ●	845
176	Jarden Corp.	5,668
65	Lennar Corp.	1,295
110	Liz Claiborne, Inc. ●	963
63	Nikon Corp.	1,423
191	Panasonic Corp.	2,802
137	Pool Corp.	3,349
101	Pulte Group, Inc. ●	1,320
1,254	Skyworth Digital Holdings Ltd.	1,131
18	Stanley Black & Decker, Inc.	1,125
78	Toll Brothers, Inc. ●	1,756
636	Xtep International Holdings Ltd.	484
		36,862
	Consumer Services - 1.4%
79	Apollo Group, Inc. Class A ●	4,516
69	Educomp Solutions Ltd.	1,056
31	ITT Educational Services, Inc. ●	3,105
75	Las Vegas Sands Corp. ●	1,858
134	MGM Mirage, Inc. ●	2,136
6,227	Rexlot Holdings Ltd.	739
414	Thomas Cook Group plc	1,569
10	Wynn Resorts Ltd.	873
		15,852
	Diversified Financials - 6.8%
344	Ameriprise Financial, Inc.	15,948
929	Bank of America Corp.	16,557
40	Bank of New York Mellon Corp.	1,251
41	Goldman Sachs Group, Inc.	5,888
1,079	Great American Group, Inc. ●	2,051
464	ING Groep N.V.	4,096
30	JP Morgan Chase & Co.	1,260
132	Oaktree Capital ■●	4,620
–	Osaka Securities Exchange Co., Ltd.	888
24	Solar Capital Ltd. ⌂†	501
59	Solar Cayman Ltd. ⌂●†	26
90	TD Ameritrade Holding Corp. ●	1,792
794	UBS AG	12,303
649	UBS AG ADR	10,012
		77,193
	Energy - 8.4%
–	Anadarko Petroleum Corp.	9
32	Apache Corp.	3,269
70	Atwood Oceanics, Inc. ●	2,542
149	Baker Hughes, Inc.	7,399
400	BG Group plc	6,759
121	Cameco Corp.	2,989
56	Canadian Natural Resources Ltd. ADR	4,286
24	Chesapeake Energy Corp.	569
100	Chevron Corp.	8,125
90	Cobalt International Energy ●	1,038
222	Consol Energy, Inc.	9,923
100	Exxon Mobil Corp.	6,794
63	Halliburton Co.	1,937
41	Hess Corp.	2,618
295	Karoon Gas Australia Ltd. ●	2,014

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	Energy - 8.4% - (continued)
39	Massey Energy Co.	$1,429
–	National Oilwell Varco, Inc.	2
28	Newfield Exploration Co. ●	1,606
59	Noble Corp.	2,314
92	Noble Energy, Inc.	7,036
34	OAO Gazprom Class S ADR	783
41	Overseas Shipholding Group, Inc.	2,067
88	Reliance Industries Ltd. GDR ■	4,105
79	SBM Offshore N.V.	1,546
–	Schlumberger Ltd.	7
69	Southwestern Energy Co. ●	2,742
168	Suncor Energy, Inc.	5,751
105	Tsakos Energy Navigation Ltd.	1,536
44	Ultra Petroleum Corp. ●	2,092
170	Weatherford International Ltd. ●	3,080
		96,367
	Food & Staples Retailing - 1.4%
181	CVS/Caremark Corp.	6,702
1,254	Olam International Ltd.	2,367
89	Sysco Corp.	2,791
88	Wal-Mart Stores, Inc.	4,712
		16,572
	Food, Beverage & Tobacco - 2.7%
107	Archer Daniels Midland Co.	2,990
101	BRF Brasil Foods S.A. ADR	1,352
88	Green Mountain Coffee Roasters ●	6,398
37	Groupe Danone	2,179
34	H.J. Heinz Co.	1,603
92	Imperial Tobacco Group plc	2,613
–	Japan Tobacco, Inc.	1,712
202	Kraft Foods, Inc.	5,972
75	Molson Coors Brewing Co.	3,305
37	PepsiCo, Inc.	2,413
		30,537
	Health Care Equipment & Services - 4.1%
131	Cardinal Health, Inc.	4,542
36	CIGNA Corp.	1,138
46	Covidien plc	2,199
48	Humana, Inc. ●	2,177
116	Lincare Holdings, Inc. ●	5,397
146	Medtronic, Inc.	6,381
90	St. Jude Medical, Inc. ●	3,678
138	SXC Health Solutions Corp. ●	9,635
389	UnitedHealth Group, Inc.	11,795
		46,942
	Household & Personal Products - 0.1%
24	Energizer Holdings, Inc. ●	1,479

	Insurance - 5.8%
286	ACE Ltd.	15,190
54	Aflac, Inc.	2,767
133	Assured Guaranty Ltd.	2,862
121	China Life Insurance Co., Ltd.	557
84	Chubb Corp.	4,426
31	Delta Lloyd N.V. ●	660
44	Everest Re Group Ltd.	3,370
159	Fidelity National Financial, Inc.	2,408
42	First American Financial Corp.	1,435
203	Genworth Financial, Inc. ●	3,353
312	Marsh & McLennan Cos., Inc.	7,552
98	MBIA, Inc. ●	937
68	Platinum Underwriters Holdings Ltd.	2,512
137	Principal Financial Group, Inc.	4,015
42	Progressive Corp.	847
251	Prudential plc	2,206
89	Reinsurance Group of America, Inc.	4,605
51	T&D Holdings, Inc.	1,322
196	Unum Group	4,791
3	White Mountains Insurance Group Ltd.	1,134
		66,949
	Materials - 6.5%
64	A. Schulman, Inc.	1,656
690	African Barrick Gold Ltd. ●	6,259
37	Agrium U.S., Inc.	2,309
56	AngloGold Ltd. ADR	2,343
46	Barrick Gold Corp.	2,007
32	BHP Billiton plc	967
187	CGA Mining Ltd. PIPE ⌂●†	367
112	CRH plc	3,192
155	Dow Chemical Co.	4,776
15	Freeport-McMoRan Copper & Gold, Inc.	1,098
19	Georgia Gulf Corp. ●	396
26	Goldcorp, Inc.	1,128
26	HeidelbergCement AG	1,611
4,309	Huabao International Holdings Ltd.	4,981
63	IAMGOLD Corp.	1,131
61	Impala Platinum Holdings Ltd.	1,719
59	Methanex Corp.	1,368
71	Mosaic Co.	3,624
32	Newmont Mining Corp.	1,787
63	Owens-Illinois, Inc. ●	2,247
80	Pactiv Corp. ●	2,040
21	Potash Corp. of Saskatchewan, Inc. ADR	2,265
1,279	Rexam plc	6,308
24	Rio Tinto plc	1,254
249	Sino Forest Corp. Class A ●	4,423
136	Steel Dynamics, Inc.	2,133
19	Teck Cominco Ltd. Class B ●	764
130	Titanium Metals Corp. ●	2,009
39	Vale S.A. - SP ADR	1,208
26	Vedanta Resources plc	1,012
58	Vulcan Materials Co.	3,299
199	Xstrata plc	3,271
		74,952
	Media - 1.6%
54	CBS Corp. Class B	872
436	Comcast Corp. Class A	8,607
75	Comcast Corp. Special Class A	1,415
22	DirecTV Class A ●	814
32	DreamWorks Animation SKG, Inc. ●	1,283
47	Focus Media Holding Ltd. ADR ●	786
493	Sirius XM Radio, Inc. w/ Rights ●	581
21	Supermedia, Inc. ●	943
90	Virgin Media, Inc.	1,590
150	WPP plc	1,590
		18,481
	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
93	Alkermes, Inc. ●	1,221

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.2% - (continued)
47	Amgen, Inc. ●	$2,684
141	Arena Pharmaceuticals, Inc. ●	458
52	AstraZeneca plc ADR	2,282
32	Bristol-Myers Squibb Co.	809
213	Daiichi Sankyo Co., Ltd.	3,702
370	Elan Corp. plc ADR ●	2,483
160	Eli Lilly & Co.	5,580
40	Gilead Sciences, Inc. ●	1,587
64	Johnson & Johnson	4,089
290	King Pharmaceuticals, Inc. ●	2,842
30	Life Technologies Corp. ●	1,636
22	Map Pharmaceuticals, Inc. ●	399
16	Merck & Co., Inc.	550
504	Novavax, Inc. ●	1,427
946	Pfizer, Inc.	15,821
230	Pharmaceutical Product Development, Inc.	6,317
45	Roche Holding AG	7,085
57	Teva Pharmaceutical Industries Ltd. ADR	3,343
78	UCB S.A.	3,024
30	Waters Corp. ●	2,174
41	Watson Pharmaceuticals, Inc. ●	1,768
		71,281
	Real Estate - 0.4%
458	Hang Lung Properties Ltd.	1,648
105	Iguatemi Emp de Shopping	1,756
110	Sun Hung Kai Properties Ltd.	1,525
		4,929
	Retailing - 5.6%
73	Aeropostale, Inc. ●	2,114
23	Amazon.com, Inc. ●	3,174
1,405	Buck Holdings L.P. ⌂●†	3,281
65	CFAO ●	2,255
14	Dollar Tree, Inc. ●	829
308	Golden Eagle Retail Group Ltd.	594
78	Home Depot, Inc.	2,742
57	Liberty Media - Interactive A ●	872
241	Lowe's Co., Inc.	6,548
56	Nordstrom, Inc.	2,298
95	Office Depot, Inc. ●	650
49	O'Reilly Automotive, Inc. ●	2,401
6	Priceline.com, Inc. ●	1,468
124	Ross Stores, Inc.	6,924
191	Staples, Inc.	4,492
196	Target Corp.	11,120
73	The Buckle, Inc.	2,656
51	TJX Cos., Inc.	2,373
175	Urban Outfitters, Inc. ●	6,579
		63,370
	Semiconductors & Semiconductor Equipment - 2.7%
278	Applied Materials, Inc.	3,824
25	ASML Holding N.V. ADR	803
387	Maxim Integrated Products, Inc.	7,516
70	Micron Technology, Inc. ●	656
223	NVIDIA Corp. ●	3,500
31	OmniVision Technologies, Inc. ●	548
437	Skyworks Solutions, Inc. ●	7,351
560	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,928
41	Varian Semiconductor Equipment Associates, Inc. ●	1,354
		31,480
	Software & Services - 10.6%
244	Activision Blizzard, Inc.	2,698
181	Adobe Systems, Inc. ●	6,066
95	Alliance Data Systems Corp. ●	7,101
55	Amadeus IT Holding S.A. ●	886
131	Automatic Data Processing, Inc.	5,675
234	BMC Software, Inc. ●	9,208
43	CACI International, Inc. Class A ●	2,030
74	Cadence Design Systems, Inc. ●	549
168	Citrix Systems, Inc. ●	7,880
6	eAccess Ltd.	4,635
378	eBay, Inc. ●	9,000
52	Equinix, Inc. ●	5,194
41	Global Payments, Inc.	1,747
2	Google, Inc. ●	1,161
33	IAC/Interactive Corp. ●	745
38	Mantech International Corp. Class A ●	1,693
9	Mastercard, Inc.	2,227
255	Microsoft Corp.	7,781
50	Monster Worldwide, Inc. ●	871
99	Netease.com, Inc. ●	3,435
31	Nuance Communications, Inc. ●	559
541	Oracle Corp.	13,980
29	Paychex, Inc.	890
36	Rovi Corp. ●	1,384
57	Sonic Solutions, Inc. ●	712
98	Tencent Holdings Ltd.	2,020
50	Tibco Software, Inc. ●	574
49	TiVo, Inc. ●	858
28	Vanceinfo Technologies ADR ●	673
20	Visa, Inc.	1,805
102	Vistaprint N.V. ●	5,271
22	VMware, Inc. ●	1,341
600	Western Union Co.	10,948
		121,597
	Technology Hardware & Equipment - 8.6%
281	Alcatel S.A.	895
79	Apple, Inc. ●	20,660
114	Arrow Electronics, Inc. ●	3,474
38	Avnet, Inc. ●	1,202
211	Brocade Communications Systems, Inc. ●	1,370
94	BYD Co., Ltd.	834
36	Ciena Corp. ●	656
377	Cisco Systems, Inc. ●	10,152
312	Corning, Inc.	6,000
463	Dell, Inc. ●	7,496
137	EMC Corp. ●	2,612
434	Flextronics International Ltd. ●	3,363
43	Hewlett-Packard Co.	2,214
576	Hitachi Ltd.	2,532
376	Hughes Telematics, Inc. ●	1,205
60	NetApp, Inc. ●	2,084
182	Polycom, Inc. ●	5,939
193	Qualcomm, Inc.	7,477
138	SanDisk Corp. ●	5,492
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	Technology Hardware & Equipment - 8.6% - (continued)
285	Sanmina-Sci Corp. ●		$5,079
422	Seagate Technology ●		7,752
			98,488
	Telecommunication Services - 0.0%
55	Iridium Communications, Inc. ●		443

	Transportation - 4.6%
34	Aegean Marine Petroleum Network		884
176	AirAsia Berhad ●		74
160	All America Latina Logistica S.A.		1,431
200	AMR Corp. ●		1,474
400	British Airways plc		1,388
41	C.H. Robinson Worldwide, Inc.		2,442
182	Continental Airlines, Inc. ●		4,072
619	Delta Air Lines, Inc. ●		7,472
105	FedEx Corp.		9,415
19	Kuehne & Nagel International AG		1,937
1,548	Nippon Yusen		6,364
288	UAL Corp. ●		6,218
121	United Parcel Service, Inc. Class B		8,379
213	US Airways Group, Inc. ●		1,504
			53,054
	Utilities - 1.1%
94	American Electric Power Co., Inc.		3,228
54	Entergy Corp.		4,357
14	ITC Holdings Corp.		779
95	N.V. Energy, Inc.		1,190
99	Northeast Utilities		2,740
			12,294
	Total common stocks
	(cost $1,008,668)		$1,121,479

PREFERRED STOCKS - 0.2%
	Automobiles & Components - 0.2%
31	Volkswagen AG N.V.		$2,984

	Total preferred stocks
	(cost $2,793)		$2,984

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
13	Novavax, Inc. ⌂●		$–

	Total warrants
	(cost $–)		$–

	Total long-term investments
	(cost $1,011,461)		$1,124,463

SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 1.5%

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $1,756, collateralized by FHLMC 4.00% - 7.50%, 2012 - 2040, FNMA 4.00% - 6.50%, 2010 - 2040, value of $1,791)

$1,756	0.20%, 04/30/2010		$1,756
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $6,548, collateralized by FNMA 3.50% - 9.00%, 2013 - 2048, value of $6,679)
6,548	0.20%, 04/30/2010		6,548
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $2,019, collateralized by FHLMC 6.00% - 6.50%, 2038, value of $2,059)
2,019	0.20%, 04/30/2010		2,019

Morgan Stanley & Co., Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $4,088,collateralized by FHLMC 4.00% - 6.50%,2017 - 2040, FNMA 3.50% - 6.50%, 2018 - 2040, value of $4,177)

4,088	0.19%, 04/30/2010		4,088
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/03/2010 in the amount of $28, collateralized by U.S. Treasury Bond 7.63%, 2022, value of $29)
28	0.18%, 04/30/2010		28
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $2,394, collateralized by U.S. Treasury Note 3.00%, 2017, value of $2,442)
2,394	0.20%, 04/30/2010		2,394
			16,833
	Total short-term investments
	(cost $16,833)		$16,833

	Total investments
	(cost $1,028,294) ▲	99.5%	$1,141,296
	Other assets and liabilities	0.5%	5,214
	Total net assets	100.0%	$1,146,510

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 20.8% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $1,083,141 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$135,278
Unrealized Depreciation	(77,123)
Net Unrealized Appreciation	$58,155

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $ 4,175, which represents 0.36% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $8,725, which represents 0.76% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	1,405	Buck Holdings L.P.	$1,201
02/2010	187	CGA Mining Ltd. PIPE - Reg D	388
07/2008	13	Novavax, Inc. Warrants	–
03/2007	24	Solar Capital Ltd.	719
03/2007	59	Solar Cayman Ltd.	43

The aggregate value of these securities at April 30, 2010 was $4,175 which represents 0.36% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$1,797	$1,783	05/04/10	$14
British Pound (Buy)	341	341	05/06/10	–
British Pound (Buy)	264	265	05/05/10	(1)
Euro (Buy)	812	804	05/03/10	8
Euro (Buy)	175	174	05/04/10	1
Euro (Sell)	6,231	6,688	12/15/10	457
Euro (Sell)	485	480	05/03/10	(5)
Euro (Sell)	605	602	05/04/10	(3)
Euro (Sell)	790	790	05/05/10	–
Hong Kong Dollar (Sell)	809	809	05/03/10	–
Hong Kong Dollar (Sell)	548	548	05/04/10	–
Japanese Yen (Sell)	606	606	05/06/10	–
Japanese Yen (Sell)	3,228	3,405	06/16/10	177
Japanese Yen (Sell)	6,721	6,939	06/23/10	218
Japanese Yen (Sell)	19,321	19,884	12/15/10	563
Japanese Yen (Buy)	2,582	2,609	06/23/10	(27)
Swiss Franc (Buy)	165	163	05/03/10	2
				$1,404

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$35,162	$30,412	$4,750	$–
Banks	57,877	36,392	21,485	–
Capital Goods	86,468	73,918	12,550	–
Commercial & Professional Services	2,850	2,850	–	–
Consumer Durables & Apparel	36,862	29,285	7,577	–
Consumer Services	15,852	12,488	3,364	–
Diversified Financials	77,193	54,759	17,287	5,147
Energy	96,367	86,048	10,319	–
Food & Staples Retailing	16,572	14,205	2,367	–
Food, Beverage & Tobacco	30,537	24,033	6,504	–
Health Care Equipment & Services	46,942	46,942	–	–
Household & Personal Products	1,479	1,479	–	–
Insurance	66,949	62,761	4,188	–
Materials	74,952	51,524	23,061	367
Media	18,481	16,891	1,590	–
Pharmaceuticals, Biotechnology & Life Sciences	71,281	57,470	13,811	–
Real Estate	4,929	1,756	3,173	–
Retailing	63,370	59,495	594	3,281
Semiconductors & Semiconductor Equipment	31,480	31,480	–	–
Software & Services	121,597	114,942	6,655	–
Technology Hardware & Equipment	98,488	94,227	4,261	–
Telecommunication Services	443	443	–	–
Transportation	53,054	43,291	9,763	–
Utilities	12,294	12,294	–	–
Total	1,121,479	959,385	153,299	8,795
Preferred Stocks	2,984	–	2,984	–
Warrants	–	–	–	–
Short-Term Investments	16,833	–	16,833	–
Total	$1,141,296	$959,385	$173,116	$8,795
Forward Foreign Currency Contracts*	1,440	–	1,440	–
Total	$1,440	$–	$1,440	$–
Liabilities:
Forward Foreign Currency Contracts*	36	–	36	–
Total	$36	$–	$36	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	Level 3	2010
Assets:
Common Stock	$7,517	$(472)	$2,343	*	$1,107	$(1,700)	$—	$—	$8,795
Total	$7,517	$(472)	$2,343		$1,107	$(1,700)	$—	$—	$8,795

* Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $2,343.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,028,294)	$1,141,296
Foreign currency on deposit with custodian (cost $80)	80
Unrealized appreciation on forward foreign currency contracts	1,440
Receivables:
Investment securities sold	18,195
Fund shares sold	2,005
Dividends and interest	1,090
Other assets	88
Total assets	1,164,194
Liabilities:
Unrealized depreciation on forward foreign currency contracts	36
Bank overdraft — U.S. Dollars	75
Payables:
Investment securities purchased	15,079
Fund shares redeemed	2,005
Investment management fees	118
Administrative fees	—
Distribution fees	62
Accrued expenses	309
Total liabilities	17,684
Net assets	$1,146,510
Summary of Net Assets:
Capital stock and paid-in-capital	$1,351,351
Accumulated net investment loss	(3,248)
Accumulated net realized loss on investments and foreign currency transactions	(315,965)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	114,372
Net assets	$1,146,510

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.71/$13.45
Shares outstanding	43,371
Net assets	$551,060
Class B: Net asset value per share	$12.20
Shares outstanding	6,522
Net assets	$79,552
Class C: Net asset value per share	$12.24
Shares outstanding	27,299
Net assets	$334,230
Class I: Net asset value per share	$12.87
Shares outstanding	8,718
Net assets	$112,233
Class R3: Net asset value per share	$12.64
Shares outstanding	864
Net assets	$10,927
Class R4: Net asset value per share	$12.81
Shares outstanding	541
Net assets	$6,927
Class R5: Net asset value per share	$12.92
Shares outstanding	59
Net assets	$766
Class Y: Net asset value per share	$12.99
Shares outstanding	3,912
Net assets	$50,815

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$6,775
Interest	12
Less: Foreign tax withheld	(195)
Total investment income	6,592

Expenses:
Investment management fees	5,124
Administrative services fees	14
Transfer agent fees	946
Distribution fees
Class A	664
Class B	389
Class C	1,603
Class R3	24
Class R4	8
Custodian fees	35
Accounting services fees	77
Registration and filing fees	74
Board of Directors' fees	12
Audit fees	15
Other expenses	164
Total expenses (before fees paid indirectly)	9,149
Commission recapture	(32)
Custodian fee offset	—
Total fees paid indirectly	(32)
Total expenses, net	9,117
Net Investment Loss	(2,525)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	163,062
Net realized gain on forward foreign currency contracts	540
Net realized loss on other foreign currency transactions	(483)
Net Realized Gain on Investments and Foreign Currency Transactions	163,119
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	20,678
Net unrealized appreciation of forward foreign currency contracts	1,396
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(34)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	22,040
Net Gain on Investments and Foreign Currency Transactions	185,159
Net Increase in Net Assets Resulting from Operations	$182,634

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment loss	$(2,525)	$(1,731)
Net realized gain (loss) on investments and foreign currency transactions	163,119	(251,273)
Net unrealized appreciation of investments and foreign currency transactions	22,040	441,580
Net Increase In Net Assets Resulting From Operations	182,634	188,577
Capital Share Transactions:
Class A	(35,511)	(74,188)
Class B	(6,068)	(6,129)
Class C	(15,243)	(25,863)
Class I	(145)	3,462
Class R3	1,324	2,428
Class R4	614	3,159
Class R5	(168)	481
Class Y	(12,789)	17,628
Net decrease from capital share transactions	(67,986)	(79,022)
Net Increase In Net Assets	114,648	109,554
Net Assets:
Beginning of period	1,031,862	922,308
End of period	$1,146,510	$1,031,862
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(3,248)	$(723)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50% Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

13

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

14

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

16

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,440	Unrealized depreciation on forward foreign currency contracts	$36

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$540	$—	$540
Equity contracts	—	(8)	—	—	—	(8)
Total	$—	$(8)	$—	$540	$—	$532

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	1,396	—	$1,396
Total	$—	$—	$—	$1,396	$—	$1,396

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of April 30, 2010, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$75,863
Long-Term Capital Gains *	—	24,956

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(424,954)
Unrealized Appreciation †	37,479
Total Accumulated Deficit	$(387,475)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$647
Accumulated Net Realized Gain	257
Paid-in-Capital	(904)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$168,743
2017	256,211
Total	$424,954

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%
b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.25%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

20

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.44%	1.52%	1.40%	1.43%		1.59%		1.60	%*
Class B Shares	2.28	2.21	2.27	2.29		2.34		2.35	*
Class C Shares	2.15	2.24	2.14	2.16		2.32		2.35	*
Class I Shares	1.11	1.14	1.08	1.10		0.80	†
Class R3 Shares	1.75	1.80	1.76	1.86	‡
Class R4 Shares	1.40	1.42	1.42	1.47	‡
Class R5 Shares	1.12	1.12	1.15	1.22	‡
Class Y Shares	1.00	1.00	1.00	1.01		1.13		1.15	*

* From April 29, 2005 (commencement of operations), through October 31, 2005.
† From August 31, 2006 (commencement of operations), through October 31, 2006.
‡ From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $772 and contingent deferred sales charges of $111 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $43. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $960 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$899,004
Sales Proceeds Excluding U.S. Government Obligations	983,702

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	From	(Decrease) of	Shares	Reinvested	Shares	From	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,469	—	(6,463)	—	(2,994)	13,786	—	(22,366)	—	(8,580)
Amount	$41,897	$—	$(77,408)	$—	$(35,511)	$119,964	$—	$(194,152)	$—	$(74,188)
Class B
Shares	75	—	(598)	—	(523)	1,109	—	(1,860)	—	(751)
Amount	$883	$—	$(6,951)	$—	$(6,068)	$9,282	$—	$(15,411)	$—	$(6,129)
Class C
Shares	1,727	—	(3,052)	—	(1,325)	7,368	—	(10,451)	—	(3,083)
Amount	$20,032	$—	$(35,275)	$—	$(15,243)	$61,399	$—	$(87,262)	$—	$(25,863)
Class I
Shares	2,306	—	(2,359)	—	(53)	7,144	—	(7,401)	—	(257)
Amount	$28,047	$—	$(28,192)	$—	$(145)	$67,490	$—	$(64,028)	$—	$3,462
Class R3
Shares	230	—	(119)	—	111	475	—	(197)	—	278
Amount	$2,744	$—	$(1,420)	$—	$1,324	$4,148	$—	$(1,720)	$—	$2,428
Class R4
Shares	126	—	(75)	—	51	496	—	(146)	—	350
Amount	$1,520	$—	$(906)	$—	$614	$4,356	$—	$(1,197)	$—	$3,159
Class R5
Shares	25	—	(41)	—	(16)	71	—	(13)	—	58
Amount	$310	$—	$(478)	$—	$(168)	$589	$—	$(108)	$—	$481
Class Y
Shares	—	—	(1,037)	—	(1,037)	2,923	—	(437)	—	2,486
Amount	$—	$—	$(12,789)	$—	$(12,789)	$22,439	$—	$(4,811)	$—	$17,628

22

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	63	$771
For the Year Ended October 31, 2009	103	$953

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

23

The Hartford Capital Appreciation II Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$10.74	$(0.01)	$–	$1.98	$1.97	$–	$–	$–	$–	$1.97	$12.71
B	10.35	(0.07)	–	1.92	1.85	–	–	–	–	1.85	12.20
C	10.39	(0.06)	–	1.91	1.85	–	–	–	–	1.85	12.24
I	10.86	0.01	–	2.00	2.01	–	–	–	–	2.01	12.87
R3	10.71	(0.03)	–	1.96	1.93	–	–	–	–	1.93	12.64
R4	10.82	(0.01)	–	2.00	1.99	–	–	–	–	1.99	12.81
R5	10.91	0.01	–	2.00	2.01	–	–	–	–	2.01	12.92
Y	10.96	0.02	–	2.01	2.03	–	–	–	–	2.03	12.99

For the Year Ended October 31, 2009
A	8.73	–	–	2.01	2.01	–	–	–	–	2.01	10.74
B	8.47	(0.06)	–	1.94	1.88	–	–	–	–	1.88	10.35
C	8.50	(0.06)	–	1.95	1.89	–	–	–	–	1.89	10.39
I	8.80	0.03	–	2.03	2.06	–	–	–	–	2.06	10.86
R3	8.73	(0.03)	–	2.01	1.98	–	–	–	–	1.98	10.71
R4	8.79	–	–	2.03	2.03	–	–	–	–	2.03	10.82
R5	8.84	0.02	–	2.05	2.07	–	–	–	–	2.07	10.91
Y	8.86	0.04	–	2.06	2.10	–	–	–	–	2.10	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	–	(7.07)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.73
B	16.62	(0.09)	–	(6.89)	(6.98)	–	(1.17)	–	(1.17)	(8.15)	8.47
C	16.66	(0.07)	–	(6.92)	(6.99)	–	(1.17)	–	(1.17)	(8.16)	8.50
I	17.02	0.04	–	(7.09)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.80
R3	17.00	(0.01)	–	(7.09)	(7.10)	–	(1.17)	–	(1.17)	(8.27)	8.73
R4	17.05	0.01	–	(7.10)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.79
R5	17.10	0.04	–	(7.13)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.84
Y	17.12	–	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.86

For the Year Ended October 31, 2007
A	13.13	–	–	4.13	4.13	–	(0.31)	–	(0.31)	3.82	16.95
B	12.99	(0.07)	–	4.01	3.94	–	(0.31)	–	(0.31)	3.63	16.62
C	13.00	(0.06)	–	4.03	3.97	–	(0.31)	–	(0.31)	3.66	16.66
I	13.14	0.02	–	4.17	4.19	–	(0.31)	–	(0.31)	3.88	17.02
R3 (G)	13.52	(0.03)	–	3.51	3.48	–	–	–	–	3.48	17.00
R4 (G)	13.52	(0.01)	–	3.54	3.53	–	–	–	–	3.53	17.05
R5 (G)	13.52	–	–	3.58	3.58	–	–	–	–	3.58	17.10
Y	13.20	0.06	–	4.17	4.23	–	(0.31)	–	(0.31)	3.92	17.12

For the Year Ended October 31, 2006
A	11.07	(0.01)	–	2.22	2.21	–	(0.15)	–	(0.15)	2.06	13.13
B	11.02	(0.07)	–	2.19	2.12	–	(0.15)	–	(0.15)	1.97	12.99
C	11.04	(0.06)	–	2.17	2.11	–	(0.15)	–	(0.15)	1.96	13.00
I(H)	12.51	–	–	0.63	0.63	–	–	–	–	0.63	13.14
Y	11.08	0.12	–	2.15	2.27	–	(0.15)	–	(0.15)	2.12	13.20

From (commencement of operations) April 29, 2005, through October 31, 2005
A(I)	10.00	(0.01)	–	1.08	1.07	–	–	–	–	1.07	11.07
B(I)	10.00	(0.03)	–	1.05	1.02	–	–	–	–	1.02	11.02
C(I)	10.00	(0.03)	–	1.07	1.04	–	–	–	–	1.04	11.04
Y(I)	10.00	0.02	–	1.06	1.08	–	–	–	–	1.08	11.08

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.
(H)	Commenced operations on August 31, 2006.
(I)	Commenced operations on April 29, 2005.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

18.34	%(E)	$551,060	1.44	%(F)	1.44	%(F)	1.44	%(F)	(0.24	)%(F)	83%
17.87	(E)	79,552	2.28	(F)	2.28	(F)	2.28	(F)	(1.08	)(F)	–
17.81	(E)	334,230	2.16	(F)	2.16	(F)	2.16	(F)	(0.96	)(F)	–
18.51	(E)	112,233	1.11	(F)	1.11	(F)	1.11	(F)	0.09	(F)	–
18.02	(E)	10,927	1.75	(F)	1.75	(F)	1.75	(F)	(0.55	)(F)	–
18.39	(E)	6,927	1.41	(F)	1.41	(F)	1.41	(F)	(0.21	)(F)	–
18.42	(E)	766	1.12	(F)	1.12	(F)	1.12	(F)	0.05	(F)	–
18.52	(E)	50,815	1.00	(F)	1.00	(F)	1.00	(F)	0.21	(F)	–

23.02		497,959	1.54		1.54		1.54		0.02		168
22.20		72,940	2.44		2.22		2.22		(0.67)		–
22.23		297,280	2.25		2.25		2.25		(0.70)		–
23.41		95,280	1.16		1.16		1.16		0.37		–
22.68		8,057	1.81		1.81		1.81		(0.30)		–
23.09		5,308	1.43		1.43		1.43		0.04		–
23.42		816	1.14		1.14		1.14		0.29		–
23.70		54,222	1.02		1.02		1.02		0.49		–

(44.43)		479,795	1.40		1.40		1.40		0.12		159
(44.92)		66,057	2.27		2.27		2.27		(0.75)		–
(44.87)		269,662	2.14		2.14		2.14		(0.62)		–
(44.23)		79,436	1.08		1.08		1.08		0.43		–
(44.60)		4,148	1.77		1.77		1.77		(0.28)		–
(44.40)		1,232	1.43		1.43		1.43		0.08		–
(44.26)		151	1.16		1.16		1.16		0.37		–
(44.20)		21,827	1.01		1.01		1.01		0.51		–

32.15		821,428	1.44		1.44		1.44		–		102
31.01		104,908	2.29		2.29		2.29		(0.86)		–
31.22		415,688	2.16		2.16		2.16		(0.73)		–
32.60		83,905	1.11		1.11		1.11		0.31		–
25.74	(E)	452	1.85	(F)	1.85	(F)	1.85	(F)	(0.43	)(F)	–
26.11	(E)	14	1.47	(F)	1.47	(F)	1.47	(F)	(0.06	)(F)	–
26.48	(E)	136	1.22	(F)	1.22	(F)	1.22	(F)	0.03	(F)	–
32.75		158	1.02		1.02		1.02		0.44		–

20.21		241,238	1.66		1.60		1.60		(0.13)		113
19.48		29,169	2.54		2.35		2.35		(0.88)		–
19.35		97,678	2.37		2.33		2.33		(0.86)		–
5.04	(E)	3,316	1.46	(F)	0.80	(F)	0.80	(F)	0.45	(F)	–
20.74		119	1.20		1.15		1.15		0.39		–

10.70	(E)	56,981	1.99	(F)	1.60	(F)	1.60	(F)	(0.30	)(F)	46
10.20	(E)	6,343	2.97	(F)	2.35	(F)	2.35	(F)	(1.10	)(F)	–
10.40	(E)	19,494	2.82	(F)	2.35	(F)	2.35	(F)	(1.12	)(F)	–
10.80	(E)	332	1.41	(F)	1.15	(F)	1.15	(F)	0.29	(F)	–

25

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

27

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	Current	In the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,183.40	$7.80	$1,000.00	$1,017.65	$7.20	1.44%	181	365
Class B	$1,000.00	$1,178.70	$12.32	$1,000.00	$1,013.49	$11.38	2.28	181	365
Class C	$1,000.00	$1,178.10	$11.67	$1,000.00	$1,014.08	$10.79	2.16	181	365
Class I	$1,000.00	$1,185.10	$6.01	$1,000.00	$1,019.29	$5.56	1.11	181	365
Class R3	$1,000.00	$1,180.20	$9.46	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class R4	$1,000.00	$1,183.90	$7.64	$1,000.00	$1,017.80	$7.05	1.41	181	365
Class R5	$1,000.00	$1,184.20	$6.07	$1,000.00	$1,019.24	$5.61	1.12	181	365
Class Y	$1,000.00	$1,185.20	$5.42	$1,000.00	$1,019.84	$5.01	1.00	181	365

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-CAII10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Checks and Balances Fund

The Hartford Checks and Balances Fund

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Investment Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview(1) 5/31/07 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index,  Mortgage-Backed Securities Index, Asset-Backed Securities Index and  Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Checks and Balances A#	10.07%	28.87%	-0.96%
Checks and Balances A##		21.78%	-2.86%
Checks and Balances B#	9.68%	28.03%	-1.71%
Checks and Balances B##		23.03%	-2.68%
Checks and Balances C#	9.71%	27.89%	-1.69%
Checks and Balances C##		26.89%	-1.69%
Checks and Balances I#	10.30%	29.32%	-0.72%
Checks and Balances R3#	9.89%	28.48%	-1.10%
Checks and Balances R4#	10.07%	28.83%	-0.96%
Checks and Balances R5#	10.32%	29.33%	-0.77%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	6.78%
Russell 3000 Index	17.64%	40.90%	-5.85%
S&P 500 Index	15.66%	38.82%	-12.92%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)
Class I shares commenced operations on 2/29/08. Performance prior to 2/29/08 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 8/29/08. Performance prior to 8/29/08 reflects  Class A performance.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 10.07%, before sales charge, for the six-month period ended April 30, 2010, versus 11.18% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 2.54% for the Barclays Capital U.S. Aggregate Bond Index, 15.66% for the S&P 500 Index, and 17.64% for the Russell 3000 Index.

2

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Capital Appreciation Fund. The return of The Hartford Total Return Bond Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to the Hartford Investor.com website for the shareholder report of each Underlying Fund.

Composition by Investments
as of April 30, 2010
Percentage of Net
Fund Name	Assets
The Hartford Capital Appreciation Fund, Class Y	33.2%
The Hartford Dividend and Growth Fund, Class Y	33.1
The Hartford Total Return Bond Fund, Class Y	33.4
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.7%
EQUITY FUNDS - 66.3%
18,160	The Hartford Capital Appreciation Fund,
	Class Y●		$624,335
34,190	The Hartford Dividend and Growth Fund,
	Class Y		623,628
	Total equity funds
	(cost $1,240,842)		$1,247,963

FIXED INCOME FUNDS - 33.4%
59,492	The Hartford Total Return Bond Fund, Class Y		$628,832
	Total fixed income funds
	(cost $606,080)		$628,832

	Total investments in affiliated investment companies
	(cost $1,846,922)		$1,876,795

	Total long-term investments
	(cost $1,846,922)		$1,876,795

	Total investments
	(cost $1,846,922) ▲	99 .7%	$1,876,795
	Other assets and liabilities	0 .3%	6,093
	Total net assets	100 .0%	$1,882,888

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $1,853,796 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,171
Unrealized Depreciation	(9,172)
Net Unrealized Appreciation	$22,999

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$1,876,795	$1,876,795	$–	$–
Total	$1,876,795	$1,876,795	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,846,922)	$1,876,795
Receivables:
Investment securities sold	1,693
Fund shares sold	10,186
Dividends and interest	2,055
Other assets	135
Total assets	1,890,864
Liabilities:
Payables:
Investment securities purchased	4,222
Fund shares redeemed	3,424
Dividends	—
Administrative fees	—
Distribution fees	93
Accrued expenses	237
Total liabilities	7,976
Net assets	$1,882,888
Summary of Net Assets:
Capital stock and paid-in-capital	$1,879,951
Accumulated undistributed net investment income	1,334
Accumulated net realized loss on investments	(28,270)
Unrealized appreciation of investments	29,873
Net assets	$1,882,888

Shares authorized	1,000,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$9.06/$9.59
Shares outstanding	149,329
Net assets	$1,353,586
Class B: Net asset value per share	$9.03
Shares outstanding	16,636
Net assets	$150,178
Class C: Net asset value per share	$9.03
Shares outstanding	39,323
Net assets	$355,210
Class I: Net asset value per share	$9.07
Shares outstanding	2,498
Net assets	$22,655
Class R3: Net asset value per share	$9.06
Shares outstanding	109
Net assets	$983
Class R4: Net asset value per share	$9.06
Shares outstanding	17
Net assets	$157
Class R5: Net asset value per share	$9.07
Shares outstanding	13
Net assets	$119

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$16,597
Total investment income	16,597

Expenses:
Administrative services fees	1
Transfer agent fees	1,008
Distribution fees
Class A	1,517
Class B	736
Class C	1,637
Class R3	2
Class R4	—
Custodian fees	1
Accounting services fees	103
Registration and filing fees	88
Board of Directors' fees	14
Audit fees	16
Other expenses	179
Total expenses	5,302
Net Investment Income	11,295
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(20,041)
Net Realized Loss on Investments	(20,041)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	168,647
Net Changes in Unrealized Appreciation of Investments	168,647
Net Gain on Investments	148,606
Net Increase in Net Assets Resulting from Operations	$159,901

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$11,295	$25,727
Net realized loss on investments	(20,041)	(5,518)
Net unrealized appreciation of investments	168,647	182,304
Net Increase In Net Assets Resulting From Operations	159,901	202,513
Distributions to Shareholders:
From net investment income
Class A	(8,814)	(19,857)
Class B	(489)	(1,937)
Class C	(1,175)	(4,371)
Class I	(176)	(319)
Class R3	(4)	(4)
Class R4	(1)	(2)
Class R5	(1)	(2)
From net realized gain on investments
Class A	—	(4,882)
Class B	—	(672)
Class C	—	(1,587)
Class I	—	(62)
Class R3	—	(1)
Class R4	—	—
Class R5	—	—
Total distributions	(10,660)	(33,696)
Capital Share Transactions:
Class A	175,073	306,059
Class B	(4,804)	36,819
Class C	27,598	54,694
Class I	781	10,072
Class R3	322	448
Class R4	34	21
Class R5	11	8
Net increase from capital share transactions	199,015	408,121
Net Increase In Net Assets	348,256	576,938
Net Assets:
Beginning of period	1,534,632	957,694
End of period	$1,882,888	$1,534,632
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,334	$699

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

d)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

e)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$26,491	$13,825
Long-Term Capital Gains *	7,205	—

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$699
Accumulated Capital Losses *	(1,355)
Unrealized Depreciation †	(145,648)
Total Accumulated Deficit	$(146,304)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,355
Total	$1,355

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

12

4.	Expenses:

a)
Investment Management Agreement – HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with The Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.55%	1.25%	1.05%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $11,591 and contingent deferred sales charges of $218 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $179. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,014 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$322,359
Sales Proceeds Excluding U.S. Government Obligations	122,813

14

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	32,418	962	(13,532)	—	19,848	65,149	3,383	(27,811)	—	40,721
Amount	$285,910	$8,540	$(119,377)	$—	$175,073	$482,643	$23,741	$(200,325)	$—	$306,059
Class B
Shares	422	53	(1,021)	—	(546)	7,305	358	(2,601)	—	5,062
Amount	$3,704	$466	$(8,974)	$—	$(4,804)	$52,801	$2,466	$(18,448)	$—	$36,819
Class C
Shares	6,951	120	(3,939)	—	3,132	14,827	767	(8,403)	—	7,191
Amount	$61,141	$1,061	$(34,604)	$—	$27,598	$109,066	$5,275	$(59,647)	$—	$54,694
Class I
Shares	585	15	(513)	—	87	2,231	47	(1,000)	—	1,278
Amount	$5,176	$130	$(4,525)	$—	$781	$17,045	$329	$(7,302)	$—	$10,072
Class R3
Shares	41	—	(4)	—	37	64	1	(4)	—	61
Amount	$349	$4	$(31)	$—	$322	$475	$5	$(32)	$—	$448
Class R4
Shares	3	—	—	—	3	3	—	—	—	3
Amount	$33	$1	$—	$—	$34	$19	$3	$(1)	$—	$21
Class R5
Shares	1	—	—	—	1	1	—	—	—	1
Amount	$10	$1	$—	$—	$11	$5	$3	$—	$—	$8

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	36	$322
For the Year Ended October 31, 2009	98	$738

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$8.29	$0.07	$–	$0.76	$0.83	$(0 .06)	$–	$–	$(0.06)	$0.77	$9.06
B	8.26	0.03	–	0.77	0.80	(0 .03)	–	–	(0.03)	0.77	9.03
C	8.26	0.03	–	0.77	0.80	(0 .03)	–	–	(0.03)	0.77	9.03
I	8.29	0.08	–	0.77	0.85	(0 .07)	–	–	(0.07)	0.78	9.07
R3	8.29	0.05	–	0.77	0.82	(0 .05)	–	–	(0.05)	0.77	9.06
R4	8.29	0.06	–	0.77	0.83	(0 .06)	–	–	(0.06)	0.77	9.06
R5	8.29	0.08	–	0.77	0.85	(0 .07)	–	–	(0.07)	0.78	9.07

For the Year Ended October 31, 2009
A	7.32	0.19	–	1.03	1 .22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
B	7.29	0.13	–	1.04	1 .17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
C	7.29	0.13	–	1.04	1 .17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
I	7.32	0.21	–	1.03	1 .24	(0.22)	(0.05)	–	(0.27)	0.97	8.29
R3	7.31	0.17	–	1.04	1 .21	(0.18)	(0.05)	–	(0.23)	0.98	8.29
R4	7.32	0.19	–	1.03	1 .22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
R5	7.32	0.21	–	1.03	1 .24	(0.22)	(0.05)	–	(0.27)	0.97	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	–	(3.17)	(2 .96)	(0.23)	–	–	(0.23)	(3.19)	7.32
B	10.49	0.15	–	(3.19)	(3 .04)	(0.16)	–	–	(0.16)	(3.20)	7.29
C	10.49	0.15	–	(3.18)	(3 .03)	(0.17)	–	–	(0.17)	(3.20)	7.29
I(G)	9.89	0.14	–	(2.57)	(2 .43)	(0.14)	–	–	(0.14)	(2.57)	7.32
R3(H)	9.38	0.03	–	(2.06)	(2 .03)	(0.04)	–	–	(0.04)	(2.07)	7.31
R4(H)	9.38	0.03	–	(2.05)	(2 .02)	(0.04)	–	–	(0.04)	(2.06)	7.32
R5(H)	9.38	0.03	–	(2.04)	(2 .01)	(0.05)	–	–	(0.05)	(2.06)	7.32

From (commencement of operations) May 31, 2007, through October 31, 2007
A(I)	10.00	0.05	–	0.51	0 .56	(0.05)	–	–	(0.05)	0.51	10.51
B(I)	10.00	0.03	–	0.49	0 .52	(0.03)	–	–	(0.03)	0.49	10.49
C(I)	10.00	0.03	–	0.49	0 .52	(0.03)	–	–	(0.03)	0.49	10.49

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 29, 2008.
(H)	Commenced operations on August 29, 2008.
(I)	Commenced operations on May 31, 2007.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.07	%(E)	$1,353,586	0.41	%(F)	0.41	%(F)	0.41	%(F)	1.53	%(F)	7%
9.68	(E)	150,178	1.23	(F)	1.23	(F)	1.23	(F)	0.71	(F)	–
9.71	(E)	355,210	1.16	(F)	1.16	(F)	1.16	(F)	0.78	(F)	–
10.30	(E)	22,655	0.17	(F)	0.17	(F)	0.17	(F)	1.77	(F)	–
9.89	(E)	983	0.82	(F)	0.82	(F)	0.82	(F)	1.11	(F)	–
10.07	(E)	157	0.47	(F)	0.47	(F)	0.47	(F)	1.48	(F)	–
10.32	(E)	119	0.16	(F)	0.16	(F)	0.16	(F)	1.77	(F)	–

17.34		1,073,060	0.46		0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.23		1.68		–
16.56		298,931	1.22		1.22		1.22		1.76		–
17.68		19,988	0.20		0.20		0.20		2.61		–
17.18		598	0.87		0.78		0.78		1.46		–
17.30		112	0.49		0.48		0.48		2.48		–
17.65		98	0.17		0.17		0.17		2.84		–

(28.70)		649,297	0.42		0.41		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.23		1.22		–
(29.29)		211,502	1.17		1.17		1.17		1.26		–
(23.71	) (E)	8,293	0.16	(F)	0.16	(F)	0.16	(F)	2.09	(F)	–
(21.19	) (E)	80	0.81	(F)	0.80	(F)	0.80	(F)	1.93	(F)	–
(21.06	) (E)	79	0.51	(F)	0.50	(F)	0.50	(F)	2.23	(F)	–
(21.04	) (E)	79	0.21	(F)	0.21	(F)	0.21	(F)	2.52	(F)	–

5.56	(E)	172,572	0.43	(F)	0 .4	(F)	0.43	(F)	1.77	(F)	–
5.24	(E)	19,750	1.26	(F)	1.25	(F)	1.25	(F)	0.96	(F)	–
5.23	(E)	55,105	1.18	(F)	1.18	(F)	1.18	(F)	1.02	(F)	–

17

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,100.70	$2.14	$1,000.00	$1,022.76	$2.06	0 .41%	181	365
Class B	$1,000.00	$1,096.80	$6.39	$1,000.00	$1,018.70	$6.16	1 .23	181	365
Class C	$1,000.00	$1,097.10	$6.03	$1,000.00	$1,019.04	$5.81	1 .16	181	365
Class I	$1,000.00	$1,103.00	$0.89	$1,000.00	$1,023.95	$0.85	0 .17	181	365
Class R3	$1,000.00	$1,098.90	$4.27	$1,000.00	$1,020.73	$4.11	0 .82	181	365
Class R4	$1,000.00	$1,100.70	$2.45	$1,000.00	$1,022.46	$2.36	0 .47	181	365
Class R5	$1,000.00	$1,103.20	$0.83	$1,000.00	$1,024.00	$0.80	0 .16	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-CB10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Conservative Allocation Fund

The Hartford Conservative Allocation Fund

The Hartford Conservative Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview(1) 5/28/04 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Conservative Allocation A#	8.65%	26.29%	4.58%	4.62%
Conservative Allocation A##		19.34%	3.40%	3.62%
Conservative Allocation B#	8.21%	25.33%	3.83%	3.88%
Conservative Allocation B##		20.33%	3.49%	3.74%
Conservative Allocation C#	8.25%	25.40%	3.84%	3.89%
Conservative Allocation C##		24.40%	3.84%	3.89%
Conservative Allocation I#	8.79%	26.63%	4.78%	4.79%
Conservative Allocation R3#	8.50%	25.64%	4.26%	4.35%
Conservative Allocation R4#	8.64%	26.27%	4.54%	4.59%
Conservative Allocation R5#	8.79%	26.60%	4.73%	4.75%
Barclays Capital U.S. Aggregate	2.54%	8.30%	5.38%	5.50%
Bond Index
S&P 500 Index	15.66%	38.82%	2.63%	3.04%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 8.65%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.46%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a recovery. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. real estate investment trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with the two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 40% equities and 60% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging market stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection detracted from performance, driven by large-cap value stocks. Within fixed income, favorable fund selection contributed to performance, specifically within intermediate bonds.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	0.2%
Powershares Emerging Markets Sovereign Debt Portfolio	0.3
SPDR DJ Wilshire International Real Estate	0.4
SPDR DJ Wilshire REIT	0.7
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	8.5
The Hartford Capital Appreciation II Fund, Class Y	1.8
The Hartford Disciplined Equity Fund, Class Y	4.9
The Hartford Dividend and Growth Fund, Class Y	1.8
The Hartford Equity Income Fund, Class Y	2.3
The Hartford Floating Rate Fund, Class Y	6.3
The Hartford Fundamental Growth Fund, Class Y	1.1
The Hartford Global Growth Fund, Class Y	1.7
The Hartford Global Research Fund, Class Y	1.1
The Hartford Growth Opportunities Fund, Class Y	1.8
The Hartford High Yield Fund, Class Y	4.5
The Hartford Income Fund, Class Y	10.9
The Hartford Inflation Plus Fund, Class Y	13.7
The Hartford International Opportunities Fund, Class Y	2.0
The Hartford International Small Company Fund, Class Y	1.8
The Hartford MidCap Fund, Class Y	0.8
The Hartford MidCap Value Fund, Class Y	1.2
The Hartford Money Market Fund, Class Y	1.5
The Hartford Select SmallCap Value Fund, Class Y	1.1
The Hartford Short Duration Fund, Class Y	9.4
The Hartford Small/Mid Cap Equity Fund, Class Y	1.2
The Hartford Strategic Income Fund, Class Y	1.4
The Hartford Total Return Bond Fund, Class Y	12.1
The Hartford Value Fund, Class Y	4.2
The Hartford Value Opportunities Fund, Class Y	1.2
Other Assets and Liabilities	0.1
Total	100.0%

3

The Hartford Conservative Allocation Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.3%
EQUITY FUNDS - 38.5%
608	The Hartford Capital Appreciation Fund, Class Y●	$20,913
335	The Hartford Capital Appreciation II Fund, Class Y●	4,350
1,005	The Hartford Disciplined Equity Fund, Class Y	12,133
239	The Hartford Dividend and Growth Fund, Class Y	4,358
472	The Hartford Equity Income Fund, Class Y .	5,714
239	The Hartford Fundamental Growth Fund, Class Y	2,616
293	The Hartford Global Growth Fund, Class Y .	4,296
313	The Hartford Global Research Fund, Class Y	2,809
173	The Hartford Growth Opportunities Fund, Class Y	4,361
349	The Hartford International Opportunities Fund, Class Y	4,858
379	The Hartford International Small Company Fund, Class Y	4,372
91	The Hartford MidCap Fund, Class Y●	1,980
279	The Hartford MidCap Value Fund, Class Y	3,084
269	The Hartford Select SmallCap Value Fund, Class Y	2,693
308	The Hartford Small/Mid Cap Equity Fund, Class Y●	2,892
946	The Hartford Value Fund, Class Y	10,317
229	The Hartford Value Opportunities Fund, Class Y	2,900
	Total equity funds
	(cost $85,196)	$94,646

FIXED INCOME FUNDS - 59.8%
1,756	The Hartford Floating Rate Fund, Class Y	$15,469
1,541	The Hartford High Yield Fund, Class Y	11,158
2,768	The Hartford Income Fund, Class Y	26,956
2,914	The Hartford Inflation Plus Fund, Class Y	33,916
3,608	The Hartford Money Market Fund, Class Y	3,608
2,368	The Hartford Short Duration Fund, Class Y	23,135
397	The Hartford Strategic Income Fund, Class Y	3,595
2,838	The Hartford Total Return Bond Fund, Class Y	30,002
	Total fixed income funds (cost $142,293)	$147,839

	Total investments in affiliated investment companies (cost $227,489)	$242,485

EXCHANGE TRADED FUNDS - 1.6%
19	Powershares DB Commodity Index Tracking Fund		$475
26	Powershares Emerging Markets Sovereign Debt Portfolio		677
26	SPDR DJ Wilshire International Real Estate		930
33	SPDR DJ Wilshire REIT		1,903
	Total exchange traded funds
	(cost $3,137)		$3,985

	Total long-term investments
	(cost $230,626)		$246,470

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
4	State Street Bank Money Market Fund		$4

	Total short-term investments
	(cost $4)		$4

	Total investments
	(cost $230,630) ▲	99.9%	$246,474
	Other assets and liabilities	0.1%	344
	Total net assets	100.0%	$246,818

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $231,947 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,134
Unrealized Depreciation	(2,607)
Net Unrealized Appreciation	$14,527

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$242,485	$242,485	$–	$–
Exchange Traded Funds	3,985	3,985	–	–
Short-Term Investments	4	4	–	–
Total	$246,474	$246,474	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,141)	$3,989
Investments in underlying affiliated funds, at market value (cost $227,489)	242,485
Receivables:
Investment securities sold	277
Fund shares sold	796
Dividends and interest	466
Other assets	55
Total assets	248,068
Liabilities:
Payables:
Investment securities purchased	504
Fund shares redeemed	685
Investment management fees	4
Administrative fees	—
Distribution fees	13
Accrued expenses	44
Total liabilities	1,250
Net assets	$246,818
Summary of Net Assets:
Capital stock and paid-in-capital	$253,938
Accumulated undistributed net investment income	347
Accumulated net realized loss on investments	(23,311)
Unrealized appreciation of investments	15,844
Net assets	$246,818

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.26/$10.86
Shares outstanding	15,014
Net assets	$154,070
Class B: Net asset value per share	$10.26
Shares outstanding	2,406
Net assets	$24,675
Class C: Net asset value per share	$10.25
Shares outstanding	4,914
Net assets	$50,366
Class I: Net asset value per share	$10.25
Shares outstanding	70
Net assets	$714
Class R3: Net asset value per share	$10.30
Shares outstanding	225
Net assets	$2,315
Class R4: Net asset value per share	$10.25
Shares outstanding	887
Net assets	$9,091
Class R5: Net asset value per share	$10.26
Shares outstanding	545
Net assets	$5,587

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$66
Dividends from underlying affiliated funds	3,613
Interest	—
Total investment income	3,679

Expenses:
Investment management fees	175
Administrative services fees	10
Transfer agent fees	112
Distribution fees
Class A	181
Class B	123
Class C	241
Class R3	4
Class R4	11
Custodian fees	—
Accounting services fees	14
Registration and filing fees	55
Board of Directors' fees	3
Audit fees	5
Other expenses	29
Total expenses	963
Net Investment Income	2,716
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(2,436)
Net Realized Loss on Investments	(2,436)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	18,850
Net Changes in Unrealized Appreciation of Investments	18,850
Net Gain on Investments	16,414
Net Increase in Net Assets Resulting from Operations	$19,130

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$2,716	$5,168
Net realized loss on investments	(2,436)	(11,636)
Net unrealized appreciation of investments	18,850	39,820
Net Increase In Net Assets Resulting From Operations	19,130	33,352
Distributions to Shareholders:
From net investment income
Class A	(1,953)	(3,426)
Class B	(232)	(474)
Class C	(464)	(897)
Class I	(8)	(14)
Class R3	(16)	(8)
Class R4	(113)	(192)
Class R5	(78)	(104)
Total distributions	(2,864)	(5,115)
Capital Share Transactions:
Class A	9,211	9,353 *
Class B	(1,490)	554 †
Class C	700	527 ‡
Class I	(244)	413
Class R3	1,536	309 §
Class R4	417	2,169 **
Class R5	320	2,177 ††
Net increase from capital share transactions	10,450	15,502
Net Increase In Net Assets	26,716	43,739
Net Assets:
Beginning of period	220,102	176,363
End of period	$246,818	$220,102
Accumulated undistributed (distribution in excess of) net investment income (loss)	$347	$495

*	Includes merger activity in the amount of $2,213.
†	Includes merger activity in the amount of $290.
‡	Includes merger activity in the amount of $788.
§	Includes merger activity in the amount of $38.
**	Includes merger activity in the amount of $418.
††	Includes merger activity in the amount of $91.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.
2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on

10

trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$5,115	$8,611
Long-Term Capital Gains *	—	5,880

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$495
Accumulated Capital Losses *	(19,558)
Unrealized Depreciation †	(4,323)
Total Accumulated Deficit	$(23,386)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

12

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below.

Amount
Accumulated Net Realized Loss	$(1)
Paid-in-Capital	1

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$659
2016	7,466
2017	11,433
Total	$19,558

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.78%	1.48%	1.18%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $737 and contingent deferred sales charges of $29 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $19. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the

14

Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $114 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$34,732
Sales Proceeds Excluding U.S. Government Obligations	24,152

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,497	187	(1,757)	—	927	5,490	392	(5,081)	287	1,088
Amount	$24,888	$1,865	$(17,542)	$—	$9,211	$46,887	$3,271	$(43,018)	$2,213	$9,353
Class B
Shares	89	21	(259)	—	(149)	671	53	(701)	37	60
Amount	$881	$214	$(2,585)	$—	$(1,490)	$5,631	$436	$(5,803)	$290	$554
Class C
Shares	849	41	(818)	—	72	1,613	92	(1,796)	102	11
Amount	$8,453	$409	$(8,162)	$—	$700	$13,731	$760	$(14,752)	$788	$527
Class I
Shares	20	1	(46)	—	(25)	101	1	(57)	—	45
Amount	$202	$6	$(452)	$—	$(244)	$908	$9	$(504)	$—	$413
Class R3
Shares	174	1	(21)	—	154	125	1	(92)	5	39
Amount	$1,737	$16	$(217)	$—	$1,536	$1,082	$8	$(819)	$38	$309
Class R4
Shares	71	11	(40)	—	42	414	23	(237)	54	254
Amount	$708	$113	$(404)	$—	$417	$3,452	$192	$(1,893)	$418	$2,169
Class R5
Shares	65	8	(39)	—	34	325	12	(91)	12	258
Amount	$634	$79	$(393)	$—	$320	$2,760	$104	$(778)	$91	$2,177

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	25	$250
For the Year Ended October 31, 2009	40	$349

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

16

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17

The Hartford Conservative Allocation Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$9.57	$0.13	$–	$0.69	$0.82	$(0.13)	$–	$–	$(0.13)	$0.69	$10.26
B	9.57	0.09	–	0.69	0.78	(0.09)	–	–	(0.09)	0.69	10.26
C	9.56	0.09	–	0.70	0.79	(0.10)	–	–	(0.10)	0.69	10.25
I	9.56	0.14	–	0.70	0.84	(0.15)	–	–	(0.15)	0.69	10.25
R3	9.61	0.10	–	0.71	0.81	(0.12)	–	–	(0.12)	0.69	10.30
R4	9.56	0.12	–	0.70	0.82	(0.13)	–	–	(0.13)	0.69	10.25
R5	9.57	0.14	–	0.70	0.84	(0.15)	–	–	(0.15)	0.69	10.26

For the Year Ended October 31, 2009 (E)
A	8.30	0.25	–	1.28	1.53	(0.26)	–	–	(0.26)	1.27	9.57
B	8.30	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.57
C	8.29	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.56
I	8.29	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.56
R3	8.28	0.17	–	1.32	1.49	(0.16)	–	–	(0.16)	1.33	9.61
R4	8.29	0.25	–	1.27	1.52	(0.25)	–	–	(0.25)	1.27	9.56
R5	8.30	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	–	(2.84)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.30
B	11.62	0.24	–	(2.82)	(2.58)	(0.34)	(0.40)	–	(0.74)	(3.32)	8.30
C	11.62	0.23	–	(2.81)	(2.58)	(0.35)	(0.40)	–	(0.75)	(3.33)	8.29
I	11.61	0.39	–	(2.86)	(2.47)	(0.45)	(0.40)	–	(0.85)	(3.32)	8.29
R3	11.61	0.32	–	(2.86)	(2.54)	(0.39)	(0.40)	–	(0.79)	(3.33)	8.28
R4	11.62	0.34	–	(2.85)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.29
R5	11.63	0.39	–	(2.87)	(2.48)	(0.45)	(0.40)	–	(0.85)	(3.33)	8.30

For the Year Ended October 31, 2007
A	11.16	0.33	–	0.81	1.14	(0.38)	(0.29)	–	(0.67)	0.47	11.63
B	11.16	0.25	–	0.80	1.05	(0.30)	(0.29)	–	(0.59)	0.46	11.62
C	11.15	0.25	–	0.81	1.06	(0.30)	(0.29)	–	(0.59)	0.47	11.62
I	11.16	0.38	–	0.78	1.16	(0.42)	(0.29)	–	(0.71)	0.45	11.61
R3(I)	10.95	0.16	–	0.70	0.86	(0.20)	–	–	(0.20)	0.66	11.61
R4(I)	10.95	0.20	–	0.70	0.90	(0.23)	–	–	(0.23)	0.67	11.62
R5(I)	10.95	0.24	–	0.68	0.92	(0.24)	–	–	(0.24)	0.68	11.63

For the Year Ended October 31, 2006
A	10.57	0.26	–	0.76	1.02	(0.31)	(0.12)	–	(0.43)	0.59	11.16
B	10.56	0.19	–	0.76	0.95	(0.23)	(0.12)	–	(0.35)	0.60	11.16
C	10.56	0.19	–	0.76	0.95	(0.24)	(0.12)	–	(0.36)	0.59	11.15
I(J)	10.94	0.07	–	0.22	0.29	(0.07)	–	–	(0.07)	0.22	11.16

For the Year Ended October 31, 2005
A	10.27	0.23	–	0.28	0.51	(0.21)	–	–	(0.21)	0.30	10.57
B	10.26	0.16	–	0.28	0.44	(0.14)	–	–	(0.14)	0.30	10.56
C	10.26	0.16	–	0.28	0.44	(0.14)	–	–	(0.14)	0.30	10.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)
During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into The Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

8.65	%(F)	$154,070	0.58	%(G)	0.58	%(G)	0.58	%(G)	2.56	%(G)	10%
8.21	(F)	24,675	1.40	(G)	1.40	(G)	1.40	(G)	1.77	(G)	–
8.25	(F)	50,366	1.34	(G)	1.34	(G)	1.34	(G)	1.81	(G)	–
8.79	(F)	714	0.32	(G)	0.32	(G)	0.32	(G)	2.82	(G)	–
8.50	(F)	2,315	0.96	(G)	0.96	(G)	0.96	(G)	1.98	(G)	–
8.64	(F)	9,091	0.64	(G)	0.64	(G)	0.64	(G)	2.51	(G)	–
8.79	(F)	5,587	0.34	(G)	0.34	(G)	0.34	(G)	2.81	(G)	–

18.90		134,824	0.62		0.62		0.62		3.00		20	(H)
18.01		24,438	1.46		1.38		1.38		2.26		–
18.04		46,279	1.39		1.38		1.38		2.28		–
19.19		908	0.36		0.36		0.36		3.17		–
18.22		680	1.02		1.02		1.02		2.06		–
18.89		8,078	0.66		0.66		0.66		2.94		–
19.22		4,895	0.36		0.36		0.36		3.10		–

(22.99)		107,922	0.57		0.57		0.57		3.09		27
(23.55)		20,703	1.40		1.40		1.40		2.29		–
(23.57)		40,054	1.33		1.33		1.33		2.23		–
(22.73)		418	0.31		0.31		0.31		4.43		–
(23.28)		269	0.97		0.97		0.97		2.01		–
(23.01)		4,900	0.63		0.63		0.63		2.21		–
(22.81)		2,097	0.34		0.34		0.34		2.84		–

10.64		121,488	0.59		0.59		0.59		2.91		40
9.81		25,903	1.42		1.28		1.28		2.25		–
9.91		46,433	1.35		1.28		1.28		2.17		–
10.86		1,502	0.27		0.27		0.27		2.64		–
7.93	(F)	20	1.05	(G)	1.03	(G)	1.03	(G)	1.87	(G)	–
8.25	(F)	429	0.75	(G)	0.75	(G)	0.75	(G)	2.26	(G)	–
8.53	(F)	695	0.48	(G)	0.46	(G)	0.46	(G)	2.41	(G)	–

9.85		93,504	0.64		0.63		0.63		2.41		29
9.19		20,782	1.48		1.31		1.31		1.73		–
9.10		36,123	1.41		1.31		1.31		1.67		–
2.69	(F)	10	0.72	(G)	0.41	(G)	0.41	(G)	2.07	(G)	–

4.96		70,533	0.63		0.60		0.60		2.25		23
4.26		14,525	1.48		1.26		1.26		1.60		–
4.26		27,453	1.42		1.26		1.26		1.56		–

19

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,086.50	$3.00	$1,000.00	$1,021.92	$2.91	0.58%	181	365
Class B	$1,000.00	$1,082.10	$7.23	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class C	$1,000.00	$1,082.50	$6.92	$1,000.00	$1,018.15	$6.71	1.34	181	365
Class I	$1,000.00	$1,087.90	$1.66	$1,000.00	$1,023.21	$1.61	0.32	181	365
Class R3	$1,000.00	$1,085.00	$4.96	$1,000.00	$1,020.03	$4.81	0.96	181	365
Class R4	$1,000.00	$1,086.40	$3.31	$1,000.00	$1,021.62	$3.21	0.64	181	365
Class R5	$1,000.00	$1,087.90	$1.76	$1,000.00	$1,023.11	$1.71	0.34	181	365

23

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-CAL10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Disciplined Equity Fund

The Hartford Disciplined Equity Fund

The Hartford Disciplined Equity Fund inception 04/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
Disciplined Equity A#	13.44%	34.28%	1.67%	-0.75%
Disciplined Equity A##		26.89%	0.53%	-1.31%
Disciplined Equity B#	13.04%	33.57%	1.05%	NA*
Disciplined Equity B##		28.57%	0.67%	NA*
Disciplined Equity C#	13.08%	33.25%	0.93%	-1.46%
Disciplined Equity C##		32.25%	0.93%	-1.46%
Disciplined Equity R3#	13.24%	34.16%	1.67%	-0.50%
Disciplined Equity R4#	13.44%	34.17%	1.84%	-0.41%
Disciplined Equity R5#	13.71%	34.77%	2.08%	-0.30%
Disciplined Equity Y#	13.76%	34.95%	2.16%	-0.26%
S&P 500 Index	15.66%	38.82%	2.63%	-0.19%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Mammen Chally, CFA
Vice President

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 13.44%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the S&P 500 Index, which returned 15.66% for the same period. The Fund underperformed the 14.43% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities pushed higher during the period, extending the rally that has continued nearly uninterrupted for over a year. Investor confidence continued to grow amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Increasing sovereign risk concerns and tightening credit conditions in China were not enough to derail the equity markets during the period.

2

All ten of the broad economic sectors in the S&P 500 Index rose, though the strength varied greatly by sector. Consumer Discretionary (+31%), Industrials (+30%), and Materials (+17%) performed well during the period. Telecommunication Services (+7%), Energy (+7%), and Consumer Staples (+8%) rose the least.

The Fund underperformed the benchmark due to a combination of weak stock selection in the Consumer Discretionary, Financials, and Industrials sectors and sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, our above-benchmark allocation to Health Care and Utilities hurt relative performance. This more than offset strong stock selection in the Energy and Information Technology sectors.

The largest detractors from performance relative to the benchmark were Everest RE Group (Financials), Goldman Sachs (Financials), and Forest Labs (Health Care). Reinsurance company Everest RE's stock price fell as first quarter 2010 earnings disappointed due to unusually large catastrophe activity and related insurance claims. Shares of investment bank Goldman Sachs declined sharply at the end of the period amid news of a civil lawsuit and potential criminal investigation by the U.S. government. Drug maker Forest Labs’ shares declined after a U.S. Food and Drug Administration panel voted against approval of a new type of drug called Daxas, which was designed to treat the lung condition COPD. FirstEnergy (Utilities) was among the detractors from absolute (i.e. total return) performance.

The largest contributors to relative performance were Exxon Mobil (Energy), PNC Financial Services (Financials), and Ford Motor Company (Consumer Discretionary). Not owning benchmark component Exxon Mobil for the period helped relative performance as the company’s all-stock offer to purchase XTO Energy weighed on Exxon Mobil’s share price. PNC Financial Services agreed to sell its processing, technology and business intelligence services division to BNY Mellon, causing its shares to rise. Ford Motor Company’s shares rose as the company realized continued improvements in vehicle prices and margins, achieved greater-than-anticipated cost savings from restructuring efforts, and benefitted from increased auto demand. Our positions in Apple (Information Technology) and Wells Fargo (Financials) were top contributors to absolute performance.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength, and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. The housing market remains fragile, although declines appear to be moderating.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Utilities, and Information Technology sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Energy, Consumer Staples, and Materials sectors relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	4.9
Capital Goods (Industrials)	10.9
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	4.3
Energy (Energy)	7.1
Food & Staples Retailing (Consumer Staples)	1.6
Food, Beverage & Tobacco (Consumer Staples)	6.3
Health Care Equipment & Services (Health Care)	6.1
Insurance (Financials)	4.3
Materials (Materials)	0.8
Media (Consumer Discretionary)	0.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.1
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	8.2
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	10.3
Technology Hardware & Equipment (Information Technology)	9.0
Telecommunication Services (Services)	2.0
Transportation (Industrials)	0.4
Utilities (Utilities)	5.9
Short-Term Investments	0.7
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Disciplined Equity Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0%
	Automobiles & Components - 0.9%
117	Ford Motor Co. ●	$1,526

	Banks - 4.9%
44	PNC Financial Services Group, Inc.	2,957
154	Wells Fargo & Co.	5,112
		8,069
	Capital Goods - 10.9%
27	3M Co.	2,385
15	Caterpillar, Inc.	1,008
22	Cooper Industries plc Class A	1,100
46	Dover Corp.	2,418
37	General Dynamics Corp.	2,848
34	Northrop Grumman Corp.	2,306
14	Parker-Hannifin Corp.	996
12	Precision Castparts Corp.	1,502
11	Raytheon Co.	653
37	United Technologies Corp.	2,766
		17,982
	Consumer Services - 0.6%
10	ITT Educational Services, Inc. ●	1,032

	Diversified Financials - 4.3%
27	Ameriprise Financial, Inc.	1,238
177	Bank of America Corp.	3,152
19	Goldman Sachs Group, Inc. Ø	2,773
		7,163
	Energy - 7.1%
20	Baker Hughes, Inc.	1,005
31	ConocoPhillips Holding Co.	1,859
33	Hess Corp.	2,084
77	Marathon Oil Corp.	2,479
31	National Oilwell Varco, Inc.	1,369
24	Occidental Petroleum Corp.	2,083
19	Peabody Energy Corp.	865
		11,744
	Food & Staples Retailing - 1.6%
58	Sysco Corp.	1,839
23	Walgreen Co.	794
		2,633
	Food, Beverage & Tobacco - 6.3%
132	Altria Group, Inc.	2,804
30	Archer Daniels Midland Co.	833
24	Dr. Pepper Snapple Group	792
21	Lorillard, Inc.	1,646
31	PepsiCo, Inc.	2,002
49	Philip Morris International, Inc.	2,380
		10,457
	Health Care Equipment & Services - 6.1%
35	McKesson Corp.	2,236
49	Medtronic, Inc.	2,119
57	St. Jude Medical, Inc. ●	2,331
68	UnitedHealth Group, Inc.	2,067
25	Wellpoint, Inc. ●	1,350
		10,103
	Insurance - 4.3%
41	Allied World Assurance Holdings Ltd.	1,795
36	Axis Capital Holdings Ltd.	1,131
24	Everest Re Group Ltd.	1,840
64	Genworth Financial, Inc. ●	1,062
55	Unum Group	1,336
		7,164
	Materials - 0.8%
18	Freeport-McMoRan Copper & Gold, Inc.	1,375

	Media - 0.5%
54	CBS Corp. Class B	874

	Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
36	Abbott Laboratories	1,847
57	Amgen, Inc. ●	3,246
85	Eli Lilly & Co.	2,972
75	Forest Laboratories, Inc. ●	2,031
40	Gilead Sciences, Inc. ●	1,579
26	Johnson & Johnson	1,659
106	Merck & Co., Inc.	3,712
101	Pfizer, Inc.	1,691
31	Watson Pharmaceuticals, Inc. ●	1,323
		20,060
	Real Estate - 0.9%
85	Annaly Capital Management, Inc.	1,439

	Retailing - 8.2%
18	Amazon.com, Inc. ●Θ	2,399
32	Big Lots, Inc. ●	1,230
132	Gap, Inc.	3,252
22	Kohl's Corp. ●	1,182
44	Nordstrom, Inc.	1,823
155	Office Depot, Inc. ●	1,063
3	Priceline.com, Inc. ●	681
39	TJX Cos., Inc.	1,794
		13,424
	Semiconductors & Semiconductor Equipment - 1.9%
28	Maxim Integrated Products, Inc.	536
100	Texas Instruments, Inc.	2,606
		3,142
	Software & Services - 10.3%
41	Accenture plc	1,776
34	BMC Software, Inc. ●	1,350
84	eBay, Inc. ●	1,991
4	Google, Inc. ●	2,259
3	Mastercard, Inc. Θ	794
151	Microsoft Corp.	4,612
114	Oracle Corp.	2,953
42	VeriSign, Inc. ●Ø	1,140
		16,875
	Technology Hardware & Equipment - 9.0%
20	Apple, Inc. ●	5,277
78	Cisco Systems, Inc. ●	2,089
110	Dell, Inc. ●	1,772
23	Hewlett-Packard Co.	1,185
19	IBM Corp.	2,502
22	Lexmark International, Inc. ADR ●	823
62	Seagate Technology ●	1,144
		14,792

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Telecommunication Services - 2.0%
125	AT&T, Inc.		$3,266

	Transportation - 0.4%
48	Delta Air Lines, Inc. ●Ø		579

	Utilities - 5.9%
35	Entergy Corp.		2,861
17	FPL Group, Inc.		875
40	PG&E Corp.		1,765
89	UGI Corp.		2,449
79	Xcel Energy, Inc.		1,723
			9,673
	Total common stocks
	(cost $143,359)		$163,372

	Total long-term investments
	(cost $143,359)		$163,372

SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $114,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $116)
$114	0.20%, 04/30/2010		$114
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $424,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $433)
424	0.20%, 04/30/2010		424
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $131, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $133)
131	0.20%, 04/30/2010		131
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $264,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $270)
264	0.19%, 04/30/2010		264
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$2, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $2)
2	0.18%, 04/30/2010		2
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $155, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of $158)
155	0.20%, 04/30/2010		155
			1,090
	Total short-term investments
	(cost $1,090)		$1,090

	Total investments
	(cost $144,449) ▲	99.7%	$164,462
	Other assets and liabilities	0.3%	420
	Total net assets	100.0%	$164,882

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $144,800 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,266
Unrealized Depreciation	(8,604)
Net Unrealized Appreciation	$19,662

●	Currently non-income producing.

Θ	At April 30, 2010, these securities were designated to cover open call options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
Amazon.com, Inc.,
$160.00, May, 2010	11	$–	$2	$2
Mastercard, Inc.,
$280.00, May, 2010	6	1	2	1
		$1	$4	$3
*  The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Ø	At April 30, 2010, the maximum delivery obligation of the open put options written is $442. Securities valued at $10 collateralized the open put options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
Delta Air Lines, Inc.,
$11.00, May, 2010	119	$1	$2	$1
Goldman Sachs Group,
Inc., $145.00,
May, 2010	11	8	3	(5)
VeriSign, Inc., $24.00,
May, 2010	63	1	2	1
		$10	$7	$(3)
*  The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$163,372	$163,372	$–	$–
Short-Term Investments	1,090	–	1,090	–
Total	$164,462	$163,372	$1,090	$–
Written Options *	5	5	–	–
Total	$5	$5	$–	$–
Liabilities:
Written Options *	5	5	–	–
Total	$5	$5	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $144,449)	$164,462
Cash	442
Receivables:
Fund shares sold	63
Dividends and interest	126
Other assets	84
Total assets	165,177
Liabilities:
Payables:
Fund shares redeemed	200
Investment management fees	14
Administrative fees	—
Distribution fees	4
Accrued expenses	66
Written options (proceeds $11)	11
Total liabilities	295
Net assets	$164,882
Summary of Net Assets:
Capital stock and paid-in-capital	$208,967
Accumulated undistributed net investment income	383
Accumulated net realized loss on investments	(64,481)
Unrealized appreciation of investments	20,013
Net assets	$164,882

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.71/$12.39
Shares outstanding	7,549
Net assets	$88,413
Class B: Net asset value per share	$11.11
Shares outstanding	635
Net assets	$7,055
Class C: Net asset value per share	$11.08
Shares outstanding	1,134
Net assets	$12,563
Class R3: Net asset value per share	$11.99
Shares outstanding	9
Net assets	$106
Class R4: Net asset value per share	$11.99
Shares outstanding	9
Net assets	$102
Class R5: Net asset value per share	$12.06
Shares outstanding	9
Net assets	$103
Class Y: Net asset value per share	$12.07
Shares outstanding	4,686
Net assets	$56,540

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,650
Interest	—
Total investment income	1,650

Expenses:
Investment management fees	628
Administrative services fees	—
Transfer agent fees	201
Distribution fees
Class A	110
Class B	39
Class C	62
Class R3	—
Class R4	—
Custodian fees	4
Accounting services fees	13
Registration and filing fees	34
Board of Directors' fees	3
Audit fees	5
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	1,131
Expense waivers	(29)
Transfer agent fee waivers	(40)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(72)
Total expenses, net	1,059
Net Investment Income	591
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	2,608
Net realized gain on futures	100
Net realized gain on written options	97
Net Realized Gain on Investments and Other Financial Instruments	2,805
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	18,064
Net unrealized appreciation of futures	8
Net unrealized depreciation of written options	(19)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	18,053
Net Gain on Investments and Other Finanical Instruments	20,858
Net Increase in Net Assets Resulting from Operations	$21,449

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$591	$2,192
Net realized gain (loss) on investments and other financial instruments	2,805	(33,199)
Net unrealized appreciation of investments and other financial instruments	18,053	51,335
Net Increase In Net Assets Resulting From Operations	21,449	20,328
Distributions to Shareholders:
From net investment income
Class A	(1,012)	(511)
Class B	(52)	—
Class C	(54)	—
Class R3	—	—
Class R4	(1)	(1)
Class R5	—	—
Class Y	(866)	(828)
Total distributions	(1,985)	(1,340)
Capital Share Transactions:
Class A	(6,773)	(16,001)
Class B	(2,067)	(4,603)
Class C	(933)	(2,799)
Class R3	84	9
Class R4	43	37
Class R5	95	—
Class Y	(12,484)	(14,268)
Net decrease from capital share transactions	(22,035)	(37,625)
Net Decrease In Net Assets	(2,571)	(18,637)
Net Assets:
Beginning of period	167,453	186,090
End of period	$164,882	$167,453
Accumulated undistributed (distribution in excess of) net investment income (loss)	$383	$1,777

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4, and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

12

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”),

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Equity contracts		Written Options, Market Value	11

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$97	$—	$100	$—	$—	$197
Total	$97	$—	$100	$—	$—	$197

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	(19)	—	8	—	—	$(11)
Total	$(19)	$—	$8	$—	$—	$(11)

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily

14

basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of April 30, 2010, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. The Fund had no outstanding purchased option contracts as of April 30, 2010. Transactions involving written option contracts for the Fund during the six-month period ended April 30, 2010, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2010
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	124	$19
Written	924	67
Expired	(671)	(43)
Closed	(164)	(29)
Exercised	(196)	(10)
End of Period	17	$4

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	637	$37
Written	758	43
Expired	(1,057)	(63)
Closed	(145)	(10)
Exercised	—	—
End of Period	193	$7

*  The number of contracts does not omit 000's.

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$1,340	$1,020

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,777
Accumulated Capital Losses *	(66,943)
Unrealized Appreciation †	1,617
Total Accumulated Deficit	$(63,549)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(3)
Accumulated Net Realized Gain	3

16

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$10,424
2016	23,225
2017	33,294
Total	$66,943

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:
Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.60%	1.30%	1.00%	0.95%

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	1.35%	1.17%	1.40%	1.40%		1.39%	1.38%
Class B Shares	2.10	1.60	1.94	2.08		2.07	2.13
Class C Shares	2.10	2.03	2.12	2.09		2.09	2.10
Class R3 Shares	1.60	1.38	1.65	1.65	*
Class R4 Shares	1.28	1.29	1.28	1.34	*
Class R5 Shares	0.97	0.95	0.99	1.05	*
Class Y Shares	0.86	0.86	0.88	0.88		0.88	0.89

* From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $55 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

18

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.
f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $177 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for	Affiliate for the
	the Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	13.78%
Class B	0.08	13.05
Class C	0.08	12.98
Class Y	0.07	14.37

6.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	7
Class R4	9
Class R5	9

7.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$34,945
Sales Proceeds Excluding U.S. Government Obligations	58,908

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	308	88	(997)	—	(601)	1,031	57	(2,872)	—	(1,784)
Amount	$3,510	$984	$(11,267)	$—	$(6,773)	$9,294	$494	$(25,789)	$—	$(16,001)
Class B
Shares	13	5	(209)	—	(191)	48	—	(577)	—	(529)
Amount	$134	$52	$(2,253)	$—	$(2,067)	$404	$—	$(5,007)	$—	$(4,603)
Class C
Shares	25	4	(117)	—	(88)	146	—	(480)	—	(334)
Amount	$274	$49	$(1,256)	$—	$(933)	$1,238	$—	$(4,037)	$—	$(2,799)
Class R3
Shares	7	—	—	—	7	1	—	—	—	1
Amount	$84	$—	$—	$—	$84	$14	$—	$(5)	$—	$9
Class R4
Shares	8	—	(4)	—	4	4	—	—	—	4
Amount	$95	$—	$(52)	$—	$43	$36	$1	$—	$—	$37
Class R5
Shares	8	—	—	—	8	—	—	—	—	—
Amount	$95	$—	$—	$—	$95	$—	$—	$—	$—	$—
Class Y
Shares	87	75	(1,248)	—	(1,086)	714	93	(2,089)	—	(1,282)
Amount	$1,027	$866	$(14,377)	$—	$(12,484)	$5,895	$828	$(20,991)	$—	$(14,268)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	74	$846
For the Year Ended October 31, 2009	189	$1,726

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

11.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

21

The Hartford Disciplined Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$10.44	$0.03	$–	$1.37	$1.40	$(0.13)	$–	$–	$(0.13)	$1.27	$11.71
B	9.89	(0.01)	–	1.30	1.29	(0.07)	–	–	(0.07)	1.22	11.11
C	9.84	(0.01)	–	1.30	1.29	(0.05)	–	–	(0.05)	1.24	11.08
R3	10.71	–	–	1.41	1.41	(0.13)	–	–	(0.13)	1.28	11.99
R4	10.68	0.03	–	1.40	1.43	(0.12)	–	–	(0.12)	1.31	11.99
R5	10.75	0.02	–	1.45	1.47	(0.16)	–	–	(0.16)	1.31	12.06
Y	10.76	0.06	–	1.41	1.47	(0.16)	–	–	(0.16)	1.31	12.07

For the Year Ended October 31, 2009 (E)
A	9.31	0.12	–	1.06	1.18	(0.05)	–	–	(0.05)	1.13	10.44
B	8.80	0.08	–	1.01	1.09	–	–	–	–	1.09	9.89
C	8.80	0.04	–	1.00	1.04	–	–	–	–	1.04	9.84
R3	9.56	0.09	–	1.11	1.20	(0.05)	–	–	(0.05)	1.15	10.71
R4	9.60	0.10	–	1.09	1.19	(0.11)	–	–	(0.11)	1.08	10.68
R5	9.62	0.14	–	1.10	1.24	(0.11)	–	–	(0.11)	1.13	10.75
Y	9.64	0.15	–	1.09	1.24	(0.12)	–	–	(0.12)	1.12	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	–	(5.63)	(5.58)	(0.02)	–	–	(0.02)	(5.60)	9.31
B	14.16	(0.05)	–	(5.31)	(5.36)	–	–	–	–	(5.36)	8.80
C	14.17	(0.06)	–	(5.31)	(5.37)	–	–	–	–	(5.37)	8.80
R3	15.33	0.01	–	(5.78)	(5.77)	–	–	–	–	(5.77)	9.56
R4	15.37	0.06	–	(5.79)	(5.73)	(0.04)	–	–	(0.04)	(5.77)	9.60
R5	15.41	0.10	–	(5.81)	(5.71)	(0.08)	–	–	(0.08)	(5.79)	9.62
Y	15.43	0.12	–	(5.81)	(5.69)	(0.10)	–	–	(0.10)	(5.79)	9.64

For the Year Ended October 31, 2007
A	13.19	0.04	0.01	1.77	1.82	(0.10)	–	–	(0.10)	1.72	14.91
B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.16
C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.17
R3(I)	13.89	–	–	1.44	1.44	–	–	–	–	1.44	15.33
R4(I)	13.89	0.03	–	1.45	1.48	–	–	–	–	1.48	15.37
R5(I)	13.89	0.07	–	1.45	1.52	–	–	–	–	1.52	15.41
Y	13.58	0.19	0.01	1.75	1.95	(0.10)	–	–	(0.10)	1.85	15.43

For the Year Ended October 31, 2006
A	11.78	0.04	–	1.39	1.43	(0.02)	–	–	(0.02)	1.41	13.19
B	11.25	(0.03)	–	1.31	1.28	–	–	–	–	1.28	12.53
C	11.26	(0.04)	–	1.32	1.28	–	–	–	–	1.28	12.54
Y	12.12	0.14	–	1.40	1.54	(0.08)	–	–	(0.08)	1.46	13.58

For the Year Ended October 31, 2005
A	10.67	0.10	–	1.09	1.19	(0.08)	–	–	(0.08)	1.11	11.78
B	10.20	(0.02)	–	1.08	1.06	(0.01)	–	–	(0.01)	1.05	11.25
C	10.22	(0.02)	–	1.07	1.05	(0.01)	–	–	(0.01)	1.04	11.26
Y	10.99	0.15	–	1.12	1.27	(0.14)	–	–	(0.14)	1.13	12.12
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.44	%(F)	$88,413	1.47	%(G)	1.35	%(G)	1.35	%(G)	0.62	%(G)	21%
13.04	(F)	7,055	2.47	(G)	2.10	(G)	2.10	(G)	(0.11	)(G)	–
13.08	(F)	12,563	2.13	(G)	2.10	(G)	2.10	(G)	(0.13	)(G)	–
13.24	(F)	106	1.79	(G)	1.60	(G)	1.60	(G)	0.01	(G)	–
13.44	(F)	102	1.28	(G)	1.28	(G)	1.28	(G)	0.53	(G)	–
13.71	(F)	103	0.97	(G)	0.97	(G)	0.97	(G)	0.32	(G)	–
13.76	(F)	56,540	0.86	(G)	0.86	(G)	0.86	(G)	1.12	(G)	–

12.82		85,080	1.58		1.17		1.17		1.27		59
12.39		8,165	2.65		1.60		1.60		0.86		–
11.82		12,025	2.22		2.03		2.03		0.41		–
12.65		20	2.04		1.38		1.38		0.98		–
12.65		55	1.29		1.29		1.29		1.09		–
13.12		8	0.95		0.95		0.95		1.47		–
13.13		62,100	0.86		0.86		0.86		1.57		–

(37.46)		92,476	1.44		1.40		1.40		0.36		69
(37.85)		11,931	2.39		1.95		1.95		(0.18)		–
(37.90)		13,691	2.13		2.13		2.13		(0.36)		–
(37.64)		11	1.87		1.65		1.65		0.12		–
(37.37)		8	1.28		1.28		1.28		0.48		–
(37.23)		7	0.99		0.99		0.99		0.77		–
(37.09)		67,966	0.89		0.89		0.89		0.88		–

13.87	(H)	177,170	1.40		1.40		1.40		0.32		72
13.14	(H)	29,968	2.31		2.08		2.08		(0.35)		–
13.07	(H)	26,479	2.09		2.09		2.09		(0.37)		–
10.37	(F)	11	1.65	(G)	1.65	(G)	1.65	(G)	(0.03	)(G)	–
10.66	(F)	11	1.34	(G)	1.34	(G)	1.34	(G)	0.28	(G)	–
10.94	(F)	11	1.05	(G)	1.05	(G)	1.05	(G)	0.57	(G)	–
14.45	(H)	111,098	0.88		0.88		0.88		0.86		–

12.13		189,375	1.40		1.40		1.40		0.39		67
11.38		35,673	2.30		2.07		2.07		(0.28)		–
11.37		29,153	2.10		2.10		2.10		(0.31)		–
12.76		169,614	0.89		0.89		0.89		0.88		–

11.19		209,721	1.41		1.40		1.40		0.81		61
10.35		39,806	2.34		2.15		2.15		0.06		–
10.29		33,690	2.11		2.11		2.11		0.12		–
11.62		81,582	0.90		0.90		0.90		0.97		–

23

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,134.40	$7.14	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class B	$1,000.00	$1,130.40	$11.09	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,130.80	$11.09	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class R3	$1,000.00	$1,132.40	$8.46	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$1,134.40	$6.77	$1,000.00	$1,018.45	$6.41	1.28	181	365
Class R5	$1,000.00	$1,137.10	$5.14	$1,000.00	$1,019.98	$4.86	0.97	181	365
Class Y	$1,000.00	$1,137.60	$4.56	$1,000.00	$1,020.53	$4.31	0.86	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-DE10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Diversified International Value Fund

The Hartford Diversified International Fund

The Hartford Diversified International Fund inception 06/30/2008
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 6/30/08 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI All Country World ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

 Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Diversified International A#	5.31%	34.61%	-12.89%
Diversified International A##		27.21%	-15.54%
Diversified International B#	4.77%	33.66%	-13.54%
Diversified International B##		28.66%	-15.44%
Diversified International C#	4.84%	33.74%	-13.51%
Diversified International C##		32.74%	-13.51%
Diversified International I#	5.43%	35.08%	-12.59%
Diversified International R3#	5.05%	34.28%	-13.14%
Diversified International R4#	5.27%	34.74%	-12.90%
Diversified International R5#	5.35%	34.79%	-12.72%
Diversified International Y#	5.43%	35.08%	-12.58%
MSCI All Country World ex U.S. Index	5.95%	40.97%	-7.29%

†	Not annualized
#	Without sales charge
##	With sales charge

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CFA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President	Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 5.31%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the MSCI All Country World ex U.S. Index, which returned 5.95% for the same period. The Fund also underperformed the 5.60% return of the average fund in the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities pushed higher during the period, extending the rally from mid-March 2009 lows. Investor confidence continued to grow amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Increasing sovereign risk concerns and tightening credit conditions in China were not enough to derail the markets. Nine out of ten sectors within the MSCI All Country World ex U.S. Index posted positive returns. The Information Technology (+17%), Materials (+15%), and Industrials (+11%) sectors posted the largest gains while the Telecommunication Services (0%), Utilities (+1%), and Financials (+1%) sectors lagged on a relative basis.

Security selection detracted from benchmark-relative returns. Selection was weakest within Energy, Consumer Staples, and Health Care. This was partially offset by stronger selection in Consumer Discretionary and Industrials. Sector positioning contributed positively to benchmark-relative returns, largely due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Industrials and Consumer Discretionary.

2

The largest detractors from relative returns were Saras (Energy), Shionogi (Health Care), and Toll Holdings (Industrials). Shares of Saras, an Italian refiner and energy company, lagged as European refining margins stayed low and as the premium their complex refinery generally garners also compressed. Japan-based pharmaceutical company Shionogi’s stock price suffered due to litigation surrounding its largest product, Crestor, and investors’ concerns that a strong yen would weigh on the company’s earnings. Australia-based transport and logistics provider Toll Holdings’ shares fell after the company reported disappointing revenue and earnings for the six months ended December 31, 2009 due to a difficult trading environment for the logistics sector. In addition, not owning energy companies Cenovus Energy and Statoil detracted from benchmark-relative returns. Spain-based bank holding company Banco Santander (Financials) and telecommunications company Telefonica (Telecommunication Services) were among the top detractors from absolute (i.e. total return) returns.

Top contributors to relative performance during the period included AerCap Holdings (Industrials), ARM Holdings (Information Technology), and Hino Motors (Industrials). Shares of AerCap Holdings, an aircraft and engine leasing, trading, and parts sales company, rose after the company's core leasing business exceeded expectations in the fourth quarter. Technology and software designer ARM Holdings’ shares moved higher after the company reported better-than-expected earnings due to strong demand for smartphones. Shares of Hino Motors rose toward the end of the period after the company raised its earnings outlook above analysts’ estimates for the next fiscal year. Top absolute contributors to performance included diversified mining company Rio Tinto (Materials) and Barrick Gold (Materials).

What is the outlook?

While equity prices generally trended higher during the first part of the year, these gains were modest in comparison with the sharp moves off the March 2009 bottom. We believe this moderation may signal a new phase in the economy and capital markets as we transition to a focus on headwinds faced by the global economy. These headwinds include large structural deficits across developed economies, a deleveraging consumer in the developed world, and concerns that unprecedented levels of stimulus, in tandem with rebounding growth in emerging economies, could stimulate inflationary pressures. Such headwinds may result in modest growth in the developed nations, while emerging economies experience a more robust expansion. Such transition periods are often choppy as markets begin to discriminate among securities based on their fundamental attributes and discount potential tightening measures in the future.

The Hartford Diversified International Fund comprises multiple specialized portfolios, each of which is run independently from the others. Collectively these strategies offer a diverse set of exposures to non-US stocks across industries, regions, and market caps. The Fund ended the period most overweight the Consumer Discretionary, Industrials, and Health Care sectors and most underweight the Financials, Energy, and Materials sectors.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	4.3%
Banks (Financials)	11.9
Capital Goods (Industrials)	8.1
Commercial & Professional Services (Industrials)	1.6
Consumer Durables & Apparel (Consumer
Discretionary)	1.7
Consumer Services (Consumer Discretionary)	1.8
Diversified Financials (Financials)	2.7
Energy (Energy)	7.4
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	6.1
Health Care Equipment & Services (Health Care)	1.5
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	3.3
Materials (Materials)	9.8
Media (Consumer Discretionary)	1.3
Other Investment Pools and Funds (Financials)	0.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	6.1
Real Estate (Financials)	1.5
Retailing (Consumer Discretionary)	4.1
Semiconductors & Semiconductor Equipment
(Information Technology)	2.0
Software & Services (Information Technology)	3.5
Technology Hardware & Equipment (Information
Technology)	3.2
Telecommunication Services (Services)	4.9
Transportation (Industrials)	3.7
Utilities (Energy)	3.7
Short-Term Investments	2.1
Other Assets and Liabilities	1.0
Total	100.0%

3

Diversification by Country
as of April 30, 2010
Percentage of
Country	Net Assets
Australia	2.1%
Austria	0.5
Belgium	1.1
Brazil	3.0
Canada	4.3
Chile	0.2
China	3.0
Denmark	0.9
Finland	0.2
France	9.6
Germany	4.5
Greece	0.2
Hong Kong	4.6
India	2.1
Indonesia	0.2
Ireland	0.7
Israel	0.8
Italy	3.4
Japan	15.9
Korea (republic of)	0.1
Luxembourg	0.7
Malaysia	0.2
Mexico	0.7
Netherlands	2.9
Norway	0.3
Papua New Guinea	0.1
Philippines	0.1
Portugal	0.1
Russia	0.7
Singapore	1.3
South Africa	0.5
South Korea	2.1
Spain	2.7
Sweden	1.0
Switzerland	4.7
Taiwan	2.0
Thailand	0.8
Turkey	0.7
United Kingdom	16.3
United States	1.6
Short-Term Investments	2.1
Other Assets and Liabilities	1.0
Total	100.0%

4

The Hartford Diversified International Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6%
	Australia - 2.1%
5	ABC Learning Centres Ltd. ⌂●†	$–
3	Caltex Australia Ltd.	32
5	Coca-Cola Amatil Ltd.	47
12	Karoon Gas Australia Ltd. ●	82
15	Pacific Brands Ltd.	16
8	Paladin Energy Ltd. ●	28
1	Rio Tinto Ltd.	48
4	Suncorp-Metway Ltd.	29
18	Toll Holdings Ltd.	119
2	Westfield Group	24
		425
	Austria - 0.5%
2	JB Hi-Fi, Ltd.	29
1	OMV AG	51
–	Vienna Insurance Group	9
		89
	Belgium - 1.1%
1	AGFA Gevaert N.V.	8
1	Delhaize-Le Lion S.A.	42
13	Fortis ●	40
–	InBev N.V.	18
2	Nyrstar N.V.	26
2	UCB S.A.	94
		228
	Brazil - 3.0%
7	Banco do Estado do Rio Grande do Sul S.A..	53
2	Cetip S.A. - Balcao Organizado	14
1	Cia Brasileira de Meios de Pagamentos	13
2	Companhia Energetica de Minas Gerais	29
8	Companhia Energetica de Minas Gerais ADR	129
2	Hypermarcas S.A. ●	22
10	Itau Unibanco Banco Multiplo S.A. ADR	206
4	Perdigao S.A.	56
2	Petrobras	44
1	Tele Norte Leste Participacoes S.A. ADR	19
		585
	Canada - 4.3%
–	Agrium U.S., Inc.	24
6	Barrick Gold Corp.	251
4	CAE, Inc.	33
1	First Quantum Minerals Ltd.	61
4	Ivanhoe Mines Ltd. ●	59
1	Kinross Gold Corp.	9
1	Magna International, Inc.	85
–	Magna International, Inc. Class A	22
4	Methanex Corp.	82
–	Potash Corp. of Saskatchewan, Inc.	47
1	Progress Energy Resources Co.	16
1	Research In Motion Ltd. ●	85
2	Sino Forest Corp. Class A ●	43
1	SNC-Lavalin Group, Inc.	45
		862
	Chile - 0.2%
34	Evergrande Real Estate Group, Ltd. ●	14
59	Maoye International Holdings	21
		35
	China - 3.0%
1	51job, Inc. ADR ●	27
–	Baidu, Inc. ADR ●	17
12	BBMG Corp. ●	12
2	BYD Co., Ltd.	15
39	China Construction Bank	32
18	China Petroleum & Chemical Corp. Class H	14
2	Ctrip.com International Ltd. ADR ●	74
16	Dongfeng Motor Group Co., Ltd.	23
19	Industrial and Commercial Bank of China	14
22	Jiangsu Express Co., Ltd.	21
24	People's Food Holdings	12
1	Perfect World Co., Ltd. ADR ●	40
78	PetroChina Co., Ltd.	89
–	PetroChina Co., Ltd. ADR	46
1	Shanda Interactive Entertainment Ltd. ADR ●	24
11	Shandong Weigao Group Medical Polymer
	Co., Ltd.	52
70	Sinotrans Ltd.	17
–	Sohu.com, Inc. ●	19
1	Tencent Holdings Ltd.	26
		574
	Denmark - 0.9%
–	Carlsberg A/S Class B	28
5	DSV A/S	91
–	FLSmidth & Co. A/S	15
–	Novo Nordisk A/S	13
–	SimCorp	7
–	Vestas Wind Systems A/S ●	29
		183
	Finland - 0.2%
–	Kone Oyj Class B	13
2	Nokia Oyj ●	28
–	Outotec Oyj	8
		49
	France - 9.6%
1	Air France	15
17	Alcatel S.A.	54
1	Alten ●	16
2	Altran Technologies S.A. ●	10
2	BNP Paribas	104
–	Bureau Veritas S.A.	17
1	Capital Gemini S.A.	26
1	Carrefour S.A.	47
–	CFAO ●	11
1	Cie Generale d'Optique Essilor International
	S.A.	85
4	Club Mediterranee ●	68
–	Dassault Systemes S.A.	28
2	France Telecom S.A.	42
2	Gaz de France	68
4	Groupe Danone	223
1	Havas S.A.	6
–	Ingenico S.A.	5
–	Lagardere S.C.A.	14
1	Legrand S.A.	18
–	L'Oreal S.A.	24
–	LVMH Moet Hennessy Louis Vuitton S.A..	12
–	Neopost S.A.	32
4	Peugeot S.A.	110
2	Pinault-Printemps-Redoute S.A.	229
1	Publicis Groupe	58

 The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	France - 9.6% - (continued)
3	Renault S.A.	$127
1	Rhodia S.A.	18
3	Safran S.A.	72
–	Sanofi-Aventis S.A. ●	30
–	Schneider Electric S.A.	29
–	Seloger.com ●	6
–	Societe Generale Class A	20
–	Sodexo	24
1	Thales S.A.	23
1	Total S.A.	37
–	Unibail-Rodamco SE	94
–	Vallourec	70
1	Vinci S.A.	31
1	Vivendi S.A.	26
–	Zodiac Aerospace	5
		1,934
	Germany - 4.5%
1	Adidas-Salomon AG	50
–	Allianz SE	27
1	BASF SE	56
–	Bauer AG	4
–	Beiersdorf AG	14
–	Brenntag AG ●	19
4	Daimler AG	227
–	Deutsche Boerse AG	28
1	Deutsche Post AG	13
3	Deutsche Telekom AG	34
–	Fresenius Medical Care AG & Co.	12
–	Fresenius SE	12
1	HeidelbergCement AG	92
–	Hochtief AG	22
–	Linde AG	41
–	Muenchener Rueckversicherungs NPV	18
1	Praktiker Bau-Und Heimwerkermaerkte
	Holding AG	7
2	Qiagen N.V. ●	51
–	Rational AG	4
–	Rhoen-Klinikum AG	10
1	SAP AG	55
1	Siemens AG	133
		929
	Greece - 0.2%
2	Hellenic Telecommunications Organization S.A.	18
1	Opap S.A.	19
		37
	Hong Kong - 4.6%
44	AAC Acoustic Technologies	73
9	Alibaba.com Ltd.	17
26	Anta Sports Products Ltd.	46
3	ASM Pacific Technology	31
38	BOC Hong Kong Holdings Ltd.	90
31	Cathay Pacific Airways Ltd.	65
26	China Green Holdings Ltd.	31
17	China High Precision Automation Group, Ltd. ●	12
15	China Shanshui Cement Group	8
15	Clear Media Ltd. ●	10
17	CNOOC Ltd.	30
6	Dah Sing Financial Group	34
10	Daphne International Holdings Ltd.	10
13	Esprit Holdings Ltd.	95
44	Global Bio-Chem Technology	10
64	Golden Meditech Co., Ltd.	15
81	Huabao International Holdings Ltd.	93
5	Hysan Development Co., Ltd.	15
6	Li & Fung Ltd.	28
36	Oriental Watch Holdings	9
299	Rexlot Holdings Ltd.	36
30	SJM Holdings Ltd.	19
–	SouthGobi Energy Resources ●	1
5	Sun Hung Kai Properties Ltd.	69
4	Wharf Holdings Ltd.	23
6	Xinao Gas Holdings Ltd.	18
17	Xinyi Glass Holdings Co., Ltd.	15
51	Xtep International Holdings Ltd.	38
		941
	India - 2.1%
1	Corp. Bank	17
1	HDFC Bank Ltd.	30
1	HDFC Bank Ltd. ADR	109
1	Infosys Technologies Ltd.	39
6	Karnataka Bank Ltd.	17
6	Reliance Industries Ltd.	127
1	Reliance Industries Ltd. GDR ■	69
2	Tata Steel Ltd.	22
		430
	Indonesia - 0.2%
7	Indo Tambangraya Megah PT	30

	Ireland - 0.7%
8	AER Lingus ●	8
1	CRH plc	32
1	Elan Corp. plc ●	10
7	Elan Corp. plc ADR ●	49
3	Experian plc	28
4	Grafton Group plc	20
1	Kingspan Group plc	8
–	Ryanair Holdings plc ADR ●	13
		168
	Israel - 0.8%
3	Teva Pharmaceutical Industries Ltd. ADR	162

	Italy - 3.4%
1	Banche Popolari Unite Scpa	11
2	Benetton Group S.p.A. ●	17
19	Enel S.p.A.	101
8	Eni S.p.A.	182
2	Finmeccanica S.p.A.	28
13	Intesa Sanpaolo	44
3	Mondadori (Arnoldo) Editore S.p.A.	12
61	Saras S.p.A.	147
89	Telecom Italia S.p.A. ●	103
6	Unicredit S.p.A.	15
		660
	Japan - 15.9%
–	ABC Mart, Inc.	5
5	AEON Co., Ltd.	54

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Japan - 15.9% - (continued)
1	Aeon Delight Co., Ltd.	$15
–	Alfresa Holdings Corp.	10
1	Alpha Systems, Inc.	12
1	Astellas Pharma, Inc.	18
2	Bridgestone Corp.	37
1	Cawachi Ltd.	12
2	Chubu Steel Plate Co., Ltd.	12
1	Circle K Sunkus Co., Ltd.	20
3	Credit Saison Co., Ltd.	41
4	Culture Convenience Club Co., Ltd.	22
8	Daiichi Sankyo Co., Ltd.	145
–	Daito Trust Construction Co., Ltd.	16
1	Don Quijote Co.	24
1	DTS Corp.	14
–	East Japan Railway Co.	27
5	Eisai Co., Ltd.	181
–	En-Japan, Inc.	12
–	Fast Retailing Co., Ltd.	24
2	Fujitsu Ltd.	16
–	Gendai Agency Inc.	9
–	Gree, Inc.	14
5	Higashi-Nippon bank Ltd.	9
25	Hino Motors Ltd.	127
1	Hogy Medical Co., Ltd.	30
2	Honda Motor Co., Ltd.	67
2	Honeys Co., Ltd.	17
1	Hoshizaki Electric Co., Ltd.	15
3	Hudson Soft Co., Ltd.	11
–	Itochu Techno-Science Corp.	11
1	Japan Aviation Electronics Industry Ltd.	8
1	Japan Digital Laboratory Co., Ltd.	9
1	Japan Petroleum Exploration Co., Ltd.	36
–	Japan Tobacco, Inc.	41
1	Jgc Corp.	10
–	KDDI Corp.	39
1	Kirin Brewery Co., Ltd.	15
2	Komatsu Ltd.	30
1	Komori Corp.	11
1	K's Holdings Corp.	15
1	Marui Co., Ltd.	5
1	Medipal Holdings Corp.	9
1	Meitec Corp.	17
3	Mitsubishi Corp.	69
58	Mitsubishi UFJ Financial Group, Inc.	301
12	Mitsui & Co., Ltd.	187
10	Mitsui O.S.K. Lines Ltd.	75
1	Mori Seiki Co., Ltd.	10
1	Nabtesco Corp.	13
–	Net One Systems Co., Ltd.	14
1	Nippon Electric Glass Co., Ltd.	16
1	Nippon Yusen	4
1	Nishimatsuya Chain Co., Ltd.	15
–	Nitto Denko Corp.	8
4	Nok Corp.	67
3	Nomura Holdings, Inc.	17
1	NSD Co., Ltd.	14
–	NTT DoCoMo, Inc.	20
1	Oita Bank Ltd.	4
–	Okinawa Cellular Telephone Co.	12
–	Opt, Inc.	10
–	Osaka Securities Exchange Co., Ltd.	21
1	Pal Co., Ltd.	17
–	Point, Inc.	16
–	Rohm Co., Ltd.	7
1	Roland Corp.	16
1	Ryohin Keikaku Co., Ltd.	23
1	Shimachu Co., Ltd.	10
1	Shin-Etsu Chemical Co., Ltd.	64
1	Shinko Plantech Co., Ltd.	11
5	Shionogi & Co., Ltd.	99
1	Showa Corp.	7
22	Showa Denko K.K.	49
–	So-Net Entertainment Corp.	13
2	Sumitomo Bakelite Co., Ltd.	11
48	Sumitomo Metal Industries	130
1	Sumitomo Mitsui Financial Group, Inc.	43
3	T&D Holdings, Inc.	69
7	Teijin Ltd.	23
1	The Tochigi Bank Ltd.	4
3	The Yamanashi Chuo Bank Ltd.	13
1	Toei Animation Co., Ltd.	9
2	Toho Holdings Co., Ltd.	34
12	Tokyo Gas Co., Ltd.	51
1	Tokyo Seimitsu Co., Ltd.	12
1	Toyota Boshoku Corp.	16
–	Tsuruha Holdings, Inc.	15
–	Tsutsumi Jewelry Co., Ltd.	9
–	Works Application Co., Ltd.	11
–	Yamada Denki Co., Ltd.	32
5	Yamaha Motor Co., Ltd.	74
–	Yamato Kogyo Co.	14
3	Yamazen Corp.	12
3	Yusen Air & Sea Service Co., Ltd.	47
1	Zuken, Inc.	10
		3,120
	Korea (republic of) - 0.1%
–	GS Home Shopping, Inc.	22

	Luxembourg - 0.7%
1	Evraz Group S.A. §	26
1	Millicom International Cellular S.A.	53
2	SES Global S.A.	57
		136
	Malaysia - 0.2%
43	AirAsia Berhad ●	18
7	CIMB Group Holdings Berhad	30
		48
	Mexico - 0.7%
1	America Movil S.A. de C.V. ADR	42
1	Coca Cola Femsa S.A.B-SP ADR	68
6	Grupo Modelo S.A.B.	33
		143
	Netherlands - 2.9%
9	AerCap Holdings N.V. ●	123
1	ASML Holding N.V.	19
1	European Aeronautic Defence and Space Co.
	N.V.	25
–	Fugro N.V. - CVA	11

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Netherlands - 2.9% - (continued)
2	Heineken N.V.	$99
9	ING Groep N.V.	77
1	Koninklijke Philips Electronics N.V. ⌂	32
–	Qiagen N.V. ●	9
5	SBM Offshore N.V.	102
2	TNT N.V.	62
2	Unilever N.V. CVA	67
1	Wolters Kluwer N.V.	12
		638
	Norway - 0.3%
4	Telenor ASA	63

	Papua New Guinea - 0.1%
8	Lihir Gold Ltd.	29

	Philippines - 0.1%
16	Metropolitan Bank and Trust	19

	Portugal - 0.1%
1	Jeronimo Martins	10

	Russia - 0.7%
6	OAO Gazprom Class S ADR	146

	Singapore - 1.3%
53	Capitacommercial Trust	46
135	China Hongxing Sports Ltd.	14
16	Indofood Agri Resources Ltd. ●	27
43	Olam International Ltd.	81
15	Oversea-Chinese Banking Corp., Ltd.	93
		261
	South Africa - 0.5%
–	AngloGold Ltd. ADR	8
7	MTN Group Ltd.	97
		105
	South Korea - 2.1%
1	Hyundai Development Co.	30
1	Kangwon Land, Inc.	20
–	Korea Telecom Corp. ●	16
–	LG Electronics, Inc. ●	53
–	LG Household & Health Care Ltd.	35
3	LG Telecom Ltd.	19
–	NHN Corp. ●	12
–	OCI Co., Ltd.	12
–	Posco Ltd. ●	9
–	Samsung Electronics Co., Ltd.	57
–	Samsung Fire & Marine Insurance Co., Ltd. ●	24
–	Samsung Life Insurance Co., Ltd. ●☼	39
1	Shinhan Financial Group Co., Ltd. ‡	43
–	SK Corp.	13
–	SK Telecom Co., Ltd.	20
1	Woongjin Coway Co., Ltd. ●	29
		431
	Spain - 2.7%
–	Abertis Infraestructuras S.A.	7
1	Almirall S.A.	15
1	Amadeus IT Holding S.A. ●	21
11	Banco Santander Central Hispano S.A.	145
–	Industria de Diseno Textil S.A.	22
–	Prosegur Compania de Seguridad S.A.	7
3	Red Electrica Corporacion S.A.	143
1	Repsol YPF S.A.	27
7	Telefonica S.A.	150
		537
	Sweden - 1.0%
1	Assa Abloy Ab	20
2	Atlas Copco Ab	25
–	Elekta Ab	7
–	Hennes & Mauritz Ab	23
1	Hexagon Ab	8
5	Sandvik Ab ●	74
–	Swedish Match Ab	9
4	Telefonaktiebolaget LM Ericsson ADR	41
4	Telia Ab	26
		233
	Switzerland - 4.7%
3	ABB Ltd.	58
2	Adecco S.A.	97
1	Bank Sarasin & Cie AG	23
3	Compagnie Financiere Richemont S.A.	11
–	Galenica AG	5
3	Julius Baer Group Ltd.	93
1	Kuehne & Nagel International AG	95
–	Lindt & Spruengli AG	9
2	Micronas Semiconductor Holding AG ●	13
1	Roche Holding AG	173
–	SGS S.A.	9
2	STMicroelectronics N.V.	18
3	Temenos Group AG ●	78
13	UBS AG	208
–	Zurich Financial Services AG	46
		936
	Taiwan - 2.0%
12	Acer, Inc.	33
13	AU Optronics Corp.	15
13	Delta Electronics, Inc.	43
12	Hon Hai Precision Industry Co., Ltd.	56
3	Hon Hai Precision Industry Co., Ltd. GDR ■	31
3	MediaTek, Inc.	51
3	RichTek Technology Corp.	31
15	Synnex Technology International Corp.	36
10	Taiwan Semiconductor Manufacturing Co., Ltd.	20
5	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50
11	WPG Holdings Co., Ltd.	22
		388
	Thailand - 0.8%
12	Advanced Info Service Public Co., Ltd.	29
10	Bangkok Bank plc	38
105	Bank of Ayudhya plc	63
43	Mcot PCL	31
40	Minor International PCL	12
		173
	Turkey - 0.7%
2	Turkcell Iletisim Hizmetleri A.S. ADR	31

 The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Turkey - 0.7% - (continued)
25	Turkiye Garanti Bankasi A.S.	$123
		154
	United Kingdom - 16.3%
6	Admiral Group plc	121
10	African Barrick Gold Ltd. ●	88
21	Arm Holdings plc	82
1	AstraZeneca plc	48
3	AstraZeneca plc ADR	115
–	Autonomy Corp. plc ●	5
–	Aveva Group plc	5
12	BAE Systems plc	61
33	Barclays Bank plc	169
9	BG Group plc	154
2	Bovis Homes Group	14
9	BP plc	82
5	Brit Insurance Holdings N.V.	65
3	British Airways plc	11
5	British American Tobacco plc	171
5	Brown (N) Group plc	20
3	BSS Group plc	14
1	Bunzl plc	8
1	Capital Group plc	13
3	Catlin Group Ltd.	18
7	Compass Group plc	61
1	Croda International plc	23
1	CSR plc ●	5
2	easyJet plc ●	13
7	Ferrexpo plc	37
10	Game Group plc	15
3	Group 4 Securicor plc	13
14	Hays plc	25
4	Home Retail Group	18
–	Homeserve plc	14
20	HSBC Holdings plc	204
3	ICAP plc	19
6	Imperial Tobacco Group plc	163
1	Intertek Group plc	13
6	Kesa Electricals plc	12
14	Lancashire Holdings Ltd.	100
30	Logica plc	63
1	Mothercare plc	7
5	Paragon Group Companies plc	11
3	Persimmon plc	20
7	Prudential plc	59
4	PureCircle Ltd. ●	17
4	Qinetiq Group plc	7
2	Reckitt Benckiser Group plc	98
8	Resolution plc	9
12	Rexam plc	60
4	Rio Tinto plc	186
3	Rolls-Royce Group plc	24
–	Rotork plc	5
1	Serco Group plc	13
2	Severn Trent plc	44
1	Shire plc	12
9	SIG plc	18
11	Standard Chartered plc	302
1	The Weir Group plc	10
6	Thomas Cook Group plc	24
1	Unilever plc	39
–	Vedanta Resources plc	12
44	Vodafone Group plc	98
3	Wolfson Microelectronics plc ●	7
9	Xstrata plc	146
		3,290
	United States - 1.3%
–	Aegean Marine Petroleum Network	5
2	Cental Euro Distribution Corp. ●	62
1	China Medical Technologies, Inc. ADR	12
1	Frontline, Ltd.	34
1	Netease.com, Inc. ●	41
1	Vanceinfo Technologies ADR ●	13
3	VimpelCom Ltd ADR ●	47
2	Weatherford International Ltd. ●	42
		256
	Total common stocks
	(cost $19,152)	$19,459

WARRANTS - 0.0%
	Thailand - 0.0%
4	Minor Int'l. PCL ⌂	$–

	Total warrants
	(cost $–)	$–

EXCHANGE TRADED FUNDS - 0.3%
	United States - 0.3%
1	iShares MSCI EAFE Index Fund	55
	Total exchange traded funds
	(cost $57)	$55

	Total long-term investments
	(cost $19,209)	$19,514

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $43,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $44)
$43	0.20%, 04/30/2010	$43
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $162,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $165)
162	0.20%, 04/30/2010	162
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $50, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $51)
50	0.20%, 04/30/2010	50

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.1% - (continued)
	Repurchase Agreements - 2.1% - (continued)
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $101,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $103)
$101	0.19%, 04/30/2010		$101
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$1, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $1)
1	0.18%, 04/30/2010		1
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $59, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of $60)
59	0.20%, 04/30/2010		59
			416
	Total short-term investments
	(cost $416)		$416

	Total investments
	(cost $19,625) ▲	99.0%	$19,930
	Other assets and liabilities	1.0%	210
	Total net assets	100.0%	$20,140

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.5% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $20,748 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,053
Unrealized Depreciation	(1,871)
Net Unrealized Depreciation	$(818)

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $–, which represents –% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $100, which represents 0.50% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2010, these securities amounted to $26 or 0.13% of total net assets.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2010 was $39.

⌂
 The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2008	5	ABC Learning Centres Ltd.	$5
11/2009 -	1	Koninklijke Philips Electronics
01/2010		N.V.	27
04/2010	4	Minor Int'l. PCL - Warrants	–

The aggregate value of these securities at April 30, 2010 was $32 which represents 0.16% of total net assets.

The accompanying notes are an integral part of these financial statements.

10

Forward Foreign Currency Contracts Outstanding at April 30, 2010
Description	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound (Sell)	$34	$34	05/04/10	$–
British Pound (Sell)	58	58	05/05/10	–
Canadian Dollar (Sell)	2	2	05/14/10	–
Canadian Dollar (Sell)	46	47	05/04/10	1
Canadian Dollar (Buy)	9	9	05/05/10	–
Euro (Buy)	101	105	05/13/10	(4)
Euro (Buy)	54	54	05/03/10	–
Euro (Buy)	12	12	05/04/10	–
Euro (Buy)	59	59	05/05/10	–
Euro (Sell)	101	103	05/13/10	2
Euro (Sell)	340	344	08/12/10	4
Hong Kong Dollar (Sell)	–	–	05/04/10	–
Japanese Yen (Sell)	28	28	05/10/10	–
Japanese Yen (Buy)	18	19	02/04/11	(1)
Japanese Yen (Sell)	27	27	02/04/11	–
Japanese Yen (Sell)	3	3	05/06/10	–
Japanese Yen (Sell)	3	3	05/07/10	–
Japanese Yen (Sell)	252	262	05/17/10	10
Japanese Yen (Sell)	162	163	07/13/10	1
Japanese Yen (Sell)	211	219	02/04/11	8
Japanese Yen (Buy)	6	6	02/04/11	–
Norwegian Krone (Buy)	6	6	05/05/10	–
Swiss Franc (Sell)	12	12	05/05/10	–
				$21

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at April 30, 2010

Percentage of
Description	Net Assets
Australian Dollar	2.3%
Brazilian Real	1.3
British Pound	15.6
Canadian Dollar	2.1
Danish Kroner	0.9
Euro	25.2
Hong Kong Dollar	6.7
Indian Rupee	1.2
Indonesian New Rupiah	0.2
Japanese Yen	15.9
Malaysian Ringgit	0.2
Mexican New Peso	0.1
Norwegian Krone	0.5
Philippine Peso	0.1
Republic of Korea Won	2.2
Singapore Dollar	1.4
South African Rand	0.6
Swedish Krona	0.8
Swiss Franc	4.5
Taiwanese Dollar	1.7
Thai Bhat	0.8
Turkish New Lira	0.6
United States Dollar	14.1
Other Assets and Liabilities	1.0
Total	100.0%

 The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Australia	$425	$–	$425	$–
Austria	89	–	89	–
Belgium	228	–	228	–
Brazil	585	585	–	–
Canada	862	862	–	–
Chile	35	–	35	–
China	574	247	327	–
Denmark	183	–	183	–
Finland	49	–	49	–
France	1,934	11	1,923	–
Germany	929	19	910	–
Greece	37	–	37	–
Hong Kong	941	1	940	–
India	430	178	252	–
Indonesia	30	–	30	–
Ireland	168	62	106	–
Israel	162	162	–	–
Italy	660	–	660	–
Japan	3,120	–	3,120	–
Korea (republic of)	22	–	22	–
Luxembourg	136	79	57	–
Malaysia	48	–	48	–
Mexico	143	143	–	–
Netherlands	638	132	506	–
Norway	97	–	97	–
Papua New Guinea	29	–	29	–
Philippines	19	19	–	–
Portugal	10	–	10	–
Russia	146	146	–	–
Singapore	261	–	261	–
South Africa	105	8	97	–
South Korea	431	35	357	39
Spain	537	166	371	–
Sweden	233	41	192	–
Switzerland	936	–	936	–
Taiwan	388	81	307	–
Thailand	173	135	38	–
Turkey	154	31	123	–
United Kingdom	3,290	406	2,884	–
United States	222	222	–	–
Total	19,459	3,771	15,649	39
Exchange Traded Funds	55	55	–	–
Warrants	–	–	–	–
Short-Term Investments	416	–	416	–
Total	$19,930	$3,826	$16,065	$39
Forward Foreign Currency Contracts*	26	–	26	–
Total	$26	$–	$26	$–
Liabilities:
Forward Foreign Currency Contracts*	5	–	5	–
Total	$5	$–	$5	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

 The accompanying notes are an integral part of these financial statements.

12

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	3*	2010
Assets:
Common Stock	$—	$—	$—	†	$39	$(3)	$3	$—	$39
Total	$—	$—	$—		$39	$(3)	$3	$—	$39

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $—.

 The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $19,625)	$19,930
Cash	10
Foreign currency on deposit with custodian (cost $7)	7
Unrealized appreciation on forward foreign currency contracts	26
Receivables:
Investment securities sold	321
Fund shares sold	36
Dividends and interest	84
Other assets	87
Total assets	20,501
Liabilities:
Unrealized depreciation on forward foreign currency contracts	5
Payables:
Investment securities purchased	332
Fund shares redeemed	3
Investment management fees	2
Administrative fees	—
Distribution fees	—
Accrued expenses	19
Total liabilities	361
Net assets	$20,140
Summary of Net Assets:
Capital stock and paid-in-capital	$24,481
Accumulated undistributed net investment income	1
Accumulated net realized loss on investments and foreign currency transactions	(4,667)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	325
Net assets	$20,140

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.66/$8.11
Shares outstanding	878
Net assets	$6,723
Class B: Net asset value per share	$7.62
Shares outstanding	148
Net assets	$1,127
Class C: Net asset value per share	$7.62
Shares outstanding	173
Net assets	$1,315
Class I: Net asset value per share	$7.68
Shares outstanding	104
Net assets	$799
Class R3: Net asset value per share	$7.66
Shares outstanding	103
Net assets	$791
Class R4: Net asset value per share	$7.67
Shares outstanding	103
Net assets	$793
Class R5: Net asset value per share	$7.67
Shares outstanding	102
Net assets	$780
Class Y: Net asset value per share	$7.68
Shares outstanding	1,018
Net assets	$7,812

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$222
Less: Foreign tax withheld	(21)
Total investment income	201

Expenses:
Investment management fees	97
Administrative services fees	2
Transfer agent fees	6
Distribution fees
Class A	8
Class B	5
Class C	6
Class R3	2
Class R4	1
Custodian fees	30
Accounting services fees	2
Registration and filing fees	37
Board of Directors' fees	1
Audit fees	11
Other expenses	6
Total expenses (before waivers and fees paid indirectly)	214
Expense waivers	(60)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(60)
Total expenses, net	154
Net Investment Income	47
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,963
Net realized gain on forward foreign currency contracts	1
Net realized loss on other foreign currency transactions	(1)
Net Realized Gain on Investments and Foreign Currency Transactions	1,963
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(827)
Net unrealized appreciation of forward foreign currency contracts	24
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(805)
Net Gain on Investments and Foreign Currency Transactions	1,158
Net Increase in Net Assets Resulting from Operations	$1,205

 The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$47	$158
Net realized gain (loss) on investments and foreign currency transactions	1,963	(3,525)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(805)	6,350
Net Increase In Net Assets Resulting From Operations	1,205	2,983
Distributions to Shareholders:
From net investment income
Class A	(55)	(8)
Class B	(5)	—
Class C	(7)	—
Class I	(10)	(3)
Class R3	(6)	—
Class R4	(8)	(1)
Class R5	(9)	(2)
Class Y	(100)	(25)
Total distributions	(200)	(39)
Capital Share Transactions:
Class A	(2,501)	5,683
Class B	94	227
Class C	140	363
Class I	13	17
Class R3	25	—
Class R4	17	9
Class R5	9	2
Class Y	99	25
Net increase (decrease) from capital share transactions	(2,104)	6,326
Net Increase (Decrease) In Net Assets	(1,099)	9,270
Net Assets:
Beginning of period	21,239	11,969
End of period	$20,140	$21,239
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1	$154

 The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

17

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

18

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

19

The Hartford Diversified International Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

20

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$26	Unrealized depreciation on forward	$5
	foreign currency contracts		foreign currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$1	$—	$1
Total	$—	$—	$—	$1	$—	$1

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	24	—	$24
Total	$—	$—	$—	$24	$—	$24

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

21

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$39

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$182
Accumulated Capital Losses *	(5,537)
Unrealized Appreciation †	9
Total Accumulated Deficit	$(5,346)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$23
Accumulated Net Realized Loss	(23)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$2,149
2017	3,388
Total	$5,537

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

22

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	2.40%	1.40%	1.90%	1.65%	1.40%	1.30%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

23

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period	Year Ended	Year Ended
	Ended April	October 31,	October 31,
	30, 2010	2009	2008
Class A Shares	1.65%	1.65%	1.57	%*
Class B Shares	2.40	2.39	2.30	*
Class C Shares	2.40	2.39	2.31	*
Class I Shares	1.31	1.29	1.29	*
Class R3 Shares	1.90	1.90	1.89	*
Class R4 Shares	1.65	1.65	1.64	*
Class R5 Shares	1.40	1.39	1.39	*
Class Y Shares	1.30	1.30	1.30	*

* From June 30, 2008 (commencement of operations), through October 31, 2008.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $46 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $6 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

24

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	405
Class B	101
Class C	101
Class I	102
Class R3	101
Class R4	101
Class R5	102
Class Y	1,018

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$19,087
Sales Proceeds Excluding U.S. Government Obligations	21,344

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	265	7	(582)	—	(310)	784	1	(27)	—	758
Amount	$2,029	$55	$(4,585)	$—	$(2,501)	$5,838	$8	$(163)	$—	$5,683
Class B
Shares	19	1	(7)	—	13	39	—	(5)	—	34
Amount	$147	$5	$(58)	$—	$94	$262	$—	$(35)	$—	$227
Class C
Shares	45	1	(27)	—	19	60	—	(10)	—	50
Amount	$340	$6	$(206)	$—	$140	$419	$—	$(56)	$—	$363
Class I
Shares	1	2	(1)	—	2	2	—	—	—	2
Amount	$8	$10	$(5)	$—	$13	$15	$2	$—	$—	$17
Class R3
Shares	2	1	—	—	3	—	—	—	—	—
Amount	$19	$6	$—	$—	$25	$—	$—	$—	$—	$—
Class R4
Shares	2	1	(1)	—	2	2	—	(1)	—	1
Amount	$13	$8	$(4)	$—	$17	$12	$1	$(4)	$—	$9
Class R5
Shares	—	2	—	—	2	—	—	—	—	—
Amount	$—	$9	$—	$—	$9	$—	$2	$—	$—	$2
Class Y
Shares	—	14	—	—	14	—	4	—	—	4
Amount	$—	$99	$—	$—	$99	$—	$25	$—	$—	$25

25

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six- month period ended April 30, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	—	$3

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

26

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27

The Hartford Diversified International Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$7.35	$0.02	$–	$0.37	$0.39	$(0.08)	$–	$–	$(0.08)	$0.31	$7.66
B	7.31	(0.01)	–	0.36	0.35	(0.04)	–	–	(0.04)	0.31	7.62
C	7.31	(0.01)	–	0.36	0.35	(0.04)	–	–	(0.04)	0.31	7.62
I	7.38	0.03	–	0.37	0.40	(0.10)	–	–	(0.10)	0.30	7.68
R3	7.35	0.01	–	0.36	0.37	(0.06)	–	–	(0.06)	0.31	7.66
R4	7.36	0.01	–	0.38	0.39	(0.08)	–	–	(0.08)	0.31	7.67
R5	7.37	0.02	–	0.37	0.39	(0.09)	–	–	(0.09)	0.30	7.67
Y	7.38	0.03	–	0.37	0.40	(0.10)	–	–	(0.10)	0.30	7.68

For the Year Ended October 31, 2009 (E)
A	5.88	0.06	–	1.43	1.49	(0.02)	–	–	(0.02)	1.47	7.35
B	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
C	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
I	5.89	0.10	–	1.41	1.51	(0.02)	–	–	(0.02)	1.49	7.38
R3	5.87	0.06	–	1.42	1.48	–	–	–	–	1.48	7.35
R4	5.88	0.07	–	1.42	1.49	(0.01)	–	–	(0.01)	1.48	7.36
R5	5.88	0.09	–	1.42	1.51	(0.02)	–	–	(0.02)	1.49	7.37
Y	5.89	0.10	–	1.42	1.52	(0.03)	–	–	(0.03)	1.49	7.38

From (commencement of operations) June 30, 2008, through October 31, 2008
A(H)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
B(H)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
C(H)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
I(H)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
R3(H)	10.00	–	–	(4.13)	(4.13)	–	–	–	–	(4.13)	5.87
R4(H)	10.00	–	–	(4.12)	(4.12)	–	–	–	–	(4.12)	5.88
R5(H)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
Y(H)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on June 30, 2008.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

5.31	%(F)	$6,723	2.27	%(G)	1.65	%(G)	1.65	%(G)	0.48	%(G)	101%
4.77	(F)	1,127	3.01	(G)	2.40	(G)	2.40	(G)	(0.35	)(G)	–
4.84	(F)	1,315	3.03	(G)	2.40	(G)	2.40	(G)	(0.34	)(G)	–
5.43	(F)	799	1.90	(G)	1.31	(G)	1.31	(G)	0.72	(G)	–
5.05	(F)	791	2.59	(G)	1.90	(G)	1.90	(G)	0.14	(G)	–
5.27	(F)	793	2.29	(G)	1.65	(G)	1.65	(G)	0.38	(G)	–
5.35	(F)	780	1.99	(G)	1.40	(G)	1.40	(G)	0.63	(G)	–
5.43	(F)	7,812	1.89	(G)	1.30	(G)	1.30	(G)	0.73	(G)	–

25.40		8,740	3.10		1.65		1.65		0.99		161
24.53		989	3.80		2.40		2.40		0.34		–
24.53		1,127	3.80		2.40		2.40		0.36		–
25.84		755	2.70		1.30		1.30		1.55		–
25.26		735	3.39		1.90		1.90		0.96		–
25.43		745	3.09		1.65		1.65		1.20		–
25.81		740	2.80		1.40		1.40		1.46		–
25.86		7,408	2.70		1.30		1.30		1.55		–

(41.20	)(F)	2,528	2.01	(G)	1.57	(G)	1.57	(G)	0.26	(G)	67
(41.30	)(F)	591	2.74	(G)	2.31	(G)	2.31	(G)	(0.48	)(G)	–
(41.30	)(F)	611	2.75	(G)	2.32	(G)	2.32	(G)	(0.49	)(G)	–
(41.10	)(F)	589	1.74	(G)	1.30	(G)	1.30	(G)	0.53	(G)	–
(41.30	)(F)	588	2.44	(G)	1.90	(G)	1.90	(G)	(0.07	)(G)	–
(41.20	)(F)	588	2.14	(G)	1.65	(G)	1.65	(G)	0.18	(G)	–
(41.20	)(F)	588	1.84	(G)	1.40	(G)	1.40	(G)	0.43	(G)	–
(41.10	)(F)	5,886	1.74	(G)	1.30	(G)	1.30	(G)	0.52	(G)	–

29

The Hartford Diversified International Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

30

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

31

The Hartford Diversified International Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Diversified International Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,053.10	$8.40	$1,000.00	$1,016.61	$8.25	1.65%	181	365
Class B	$1,000.00	$1,047.70	$12.19	$1,000.00	$1,012.89	$11.98	2.40	181	365
Class C	$1,000.00	$1,048.40	$12.19	$1,000.00	$1,012.89	$11.98	2.40	181	365
Class I	$1,000.00	$1,054.30	$6.67	$1,000.00	$1,018.30	$6.56	1.31	181	365
Class R3	$1,000.00	$1,050.50	$9.66	$1,000.00	$1,015.37	$9.49	1.90	181	365
Class R4	$1,000.00	$1,052.70	$8.40	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R5	$1,000.00	$1,053.50	$7.13	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class Y	$1,000.00	$1,054.30	$6.62	$1,000.00	$1,018.35	$6.51	1.30	181	365

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-DI10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Dividend and Growth Fund

The Hartford Dividend and Growth Fund

The Hartford Dividend and Growth Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
Dividend & Growth A#	13.05%	35.45%	4.48%	4.42%
Dividend & Growth A##		28.00%	3.31%	3.83%
Dividend & Growth B#	12.59%	34.29%	3.58%	NA*
Dividend & Growth B##		29.29%	3.24%	NA*
Dividend & Growth C#	12.65%	34.39%	3.71%	3.68%
Dividend & Growth C##		33.39%	3.71%	3.68%
Dividend & Growth I#	13.25%	35.90%	4.73%	4.54%
Dividend & Growth R3#	12.89%	35.06%	4.39%	4.65%
Dividend & Growth R4#	13.06%	35.50%	4.65%	4.78%
Dividend & Growth R5#	13.25%	35.87%	4.85%	4.88%
Dividend & Growth Y#	13.30%	35.98%	4.93%	4.92%
Russell 1000 Value Index	17.77%	42.28%	1.93%	3.48%
S&P 500 Index	15.66%	38.82%	2.63%	-0.19%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Manager
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 13.05%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the S&P 500 Index, which returned 15.66% for the same period. The Fund also underperformed the 13.60% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities posted positive results during the period, extending a nearly 14-month long market rally. Throughout the period, extraordinary government measures helped to stabilize global economies and markets, and as the period progressed, investor confidence grew amid accommodative monetary policy, better-than-expected corporate earnings, and improving economic data, providing a favorable backdrop for equities.

2

Overall equity market performance was positive for the period across all market capitalizations: large-cap stocks (+17%), mid-cap stocks (+26%), and small-cap stocks (+28%) all rose, as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. During the six-month period, all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+31%), Industrials (+30%), and Materials (+18%). Telecommunication Services (+7%), Energy (+7%), and Consumer Staples (+8%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 Index was due in part to weak stock selection, particularly in the Industrials, Energy, and Information Technology sectors, which more than offset strong stock selection in the Materials and Health Care sectors. Sector allocation also detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results, specifically our underweight allocation (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Discretionary sector and our overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy sector.

The Fund’s top detractors from benchmark-relative performance included Total (Energy), Apple (Information Technology), and BP (Energy). Shares of France-based integrated oil company Total fell due to weak refining margins and a depreciating Euro. Not holding consumer electronics company Apple hurt benchmark-relative performance as the stock performed well due to strong sales of iPhones and MacBooks and expectations for the launch of its new tablet device, the iPad. Shares of BP declined after the company announced an earnings shortfall in its refining and marketing segment, and an oil spill caused by an explosion at one of the company’s wells in the Gulf of Mexico in late April pushed shares even lower.

The Fund’s top contributors to benchmark-relative performance during the period were Exxon Mobil (Energy), MetLife (Financials), and Google (Information Technology). Shares of Exxon Mobil, the world’s largest publicly traded international oil and gas company, fell sharply early in the period amid news that the company planned to acquire XTO Energy. We were underweight Exxon Mobil relative to the benchmark, which aided benchmark-relative performance. Shares of life insurer MetLife rose as the company announced an acquisition of AIG’s Alico subsidiary, giving MetLife a foothold in 65 countries. Shares of Google, the leading online search advertising company, fell as investors worried that issues over censorship in China might create headwinds for the stock. Not owning the stock, a component of the benchmark, contributed positively to benchmark-relative performance. Wells Fargo (Financials) and Deere (Industrials) were top contributors to absolute (i.e. total return) performance.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing, as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength, and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data; the housing market remains fragile, although declines appear to be moderating; and concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe remain.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were in the Energy, Industrials, and Health Care sectors, while we remain underweight the Information Technology, Consumer Discretionary, and Consumer Staples sectors.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.1%
Banks (Financials)	5.1
Capital Goods (Industrials)	10.3
Commercial & Professional Services (Industrials)	1.0
Diversified Financials (Financials)	6.8
Energy (Energy)	14.2
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	3.9
Health Care Equipment & Services (Health Care)	2.6
Household & Personal Products (Consumer Staples)	1.9
Insurance (Financials)	5.5
Materials (Materials)	3.0
Media (Consumer Discretionary)	3.1
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	10.6
Retailing (Consumer Discretionary)	3.1
Semiconductors & Semiconductor Equipment
(Information Technology)	1.4
Software & Services (Information Technology)	3.4
Technology Hardware & Equipment (Information
Technology)	6.3
Telecommunication Services (Services)	3.5
Transportation (Industrials)	2.2
Utilities (Utilities)	5.1
Short-Term Investments	3.0
Other Assets and Liabilities	0.6
Total	100.0%

3

The Hartford Dividend and Growth Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.4%
	Automobiles & Components - 1.1%
668	DaimlerChrysler AG	$34,005
768	Honda Motor Co., Ltd. ADR	25,951
		59,956
	Banks - 5.1%
994	PNC Financial Services Group, Inc.	66,787
1,693	US Bancorp	45,311
5,059	Wells Fargo & Co.	167,519
		279,617
	Capital Goods - 10.3%
367	Caterpillar, Inc.	25,016
1,059	Cooper Industries plc Class A	51,992
1,376	Deere & Co.	82,295
605	General Dynamics Corp.	46,228
3,506	General Electric Co.	66,131
1,067	Honeywell International, Inc.	50,641
581	Illinois Tool Works, Inc.	29,689
736	Lockheed Martin Corp.	62,488
725	Northrop Grumman Corp.	49,156
1,286	Pentair, Inc.	46,494
620	Siemens AG ADR	60,488
		570,618
	Commercial & Professional Services - 1.0%
1,592	Waste Management, Inc.	55,221

	Diversified Financials - 6.8%
1,083	Ameriprise Financial, Inc.	50,185
5,418	Bank of America Corp.	96,611
162	Goldman Sachs Group, Inc.	23,551
2,714	JP Morgan Chase & Co.	115,549
700	Morgan Stanley	21,142
448	State Street Corp.	19,502
2,916	UBS AG ADR	44,966
		371,506
	Energy - 14.2%
1,094	Anadarko Petroleum Corp.	67,985
1,285	Baker Hughes, Inc.	63,937
1,134	BP plc ADR	59,122
1,096	Cenovus Energy, Inc.	32,110
2,346	Chevron Corp.	191,091
1,020	ConocoPhillips Holding Co.	60,398
1,009	EnCana Corp. ADR	33,361
1,642	Exxon Mobil Corp.	111,377
2,049	Marathon Oil Corp.	65,888
1,205	Total S.A. ADR	65,523
519	XTO Energy, Inc.	24,678
		775,470
	Food & Staples Retailing - 2.3%
949	CVS/Caremark Corp.	35,054
1,688	Wal-Mart Stores, Inc.	90,550
		125,604
	Food, Beverage & Tobacco - 3.9%
980	Nestle S.A. ADR	47,898
1,180	PepsiCo, Inc.	76,933
1,443	Philip Morris International, Inc.	70,842
536	Unilever N.V. NY Shares ADR	16,213
		211,886
	Health Care Equipment & Services - 2.6%
1,197	Cardinal Health, Inc.	41,510
1,815	Medtronic, Inc.	79,297
801	UnitedHealth Group, Inc.	24,263
		145,070
	Household & Personal Products - 1.9%
623	Kimberly-Clark Corp.	38,141
1,087	Procter & Gamble Co.	67,588
		105,729
	Insurance - 5.5%
1,369	ACE Ltd.	72,825
585	Allstate Corp.	19,109
1,118	Chubb Corp.	59,114
1,039	Marsh & McLennan Cos., Inc.	25,165
2,086	MetLife, Inc.	95,084
567	Transatlantic Holdings, Inc.	28,202
		299,499
	Materials - 3.0%
593	Agrium U.S., Inc.	37,028
1,160	Barrick Gold Corp.	50,518
766	BHP Billiton plc	46,720
775	Owens-Illinois, Inc. ●	27,477
		161,743
	Media - 3.1%
3,601	Comcast Corp. Class A	71,085
259	Comcast Corp. Special Class A	4,886
1,342	Time Warner, Inc.	44,394
1,385	Walt Disney Co.	51,016
		171,381
	Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
1,408	AstraZeneca plc ADR	62,289
2,328	Bristol-Myers Squibb Co.	58,868
2,843	Eli Lilly & Co.	99,406
1,493	Johnson & Johnson	95,993
3,178	Merck & Co., Inc.	111,343
7,311	Pfizer, Inc.	122,242
490	Teva Pharmaceutical Industries Ltd. ADR	28,784
		578,925
	Retailing - 3.1%
2,495	Buck Holdings L.P. ⌂●†	5,826
1,020	Gap, Inc.	25,219
879	Limited Brands, Inc.	23,552
1,897	Lowe's Co., Inc.	51,447
2,787	Staples, Inc.	65,566
		171,610
	Semiconductors & Semiconductor Equipment - 1.4%
816	Analog Devices, Inc.	24,408
1,963	Texas Instruments, Inc.	51,068
		75,476
	Software & Services - 3.4%
1,434	Accenture plc	62,597
1,061	Automatic Data Processing, Inc.	46,018
2,550	Microsoft Corp.	77,877
		186,492
	Technology Hardware & Equipment - 6.3%
601	Avnet, Inc. ●	19,198
1,898	Cisco Systems, Inc. ●	51,089
2,053	Corning, Inc.	39,524
841	Hewlett-Packard Co.	43,717
1,170	IBM Corp.	150,904

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.4% - (continued)
	Technology Hardware & Equipment - 6.3% - (continued)
899	Qualcomm, Inc.		$34,827
			339,259
	Telecommunication Services - 3.5%
7,449	AT&T, Inc.		194,116

	Transportation - 2.2%
463	FedEx Corp.		41,666
1,116	United Parcel Service, Inc. Class B		77,153
			118,819
	Utilities - 5.1%
1,758	Dominion Resources, Inc.		73,463
1,266	Exelon Corp.		55,201
1,126	FPL Group, Inc.		58,583
1,268	PG&E Corp.		55,525
247	Veolia Environment ADR		7,695
1,216	Xcel Energy, Inc.		26,446
			276,913
	Total common stocks
	(cost $4,587,435)		$5,274,910

WARRANTS - 0.0%
	Banks - 0.0%
214	Washington Mutual, Inc. Private Placement
	⌂●†		$–

	Total warrants
	(cost $–)		$–

	Total long-term investments
	(cost $4,587,435)		$5,274,910

SHORT-TERM INVESTMENTS - 3.0%
	Repurchase Agreements - 3.0%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $17,186,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010
	- 2040, value of $17,529)
$17,186	0.20%, 04/30/2010		$17,186
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $64,082,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $65,362)
64,081	0.20%, 04/30/2010		64,081
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $19,754, collateralized by
	FHLMC 6.00% - 6.50%, 2038, value of
	$20,149)
19,753	0.20%, 04/30/2010		19,753
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $40,002,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018
	- 2040, value of $40,879)
40,001	0.19%, 04/30/2010		40,001
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$277, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $283)
276	0.18%, 04/30/2010		276
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $23,428,
	collateralized by U.S. Treasury Note
	3.00%, 2017, value of $23,897)
23,428	0.20%, 04/30/2010		23,428
			164,725
	Total short-term investments
	(cost $164,725)		$164,725

	Total investments
	(cost $4,752,160) ▲	99.4%	$5,439,635
	Other assets and liabilities	0.6%	33,862
	Total net assets	100.0%	$5,473,497

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.0% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $4,788,827 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$806,625
Unrealized Depreciation	(155,817)
Net Unrealized Appreciation	$650,808

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $5,826, which represents 0.11% of total net assets.

●	Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$2,133
04/2008	214	Washington Mutual, Inc. Private
		Placement Warrants	–

The aggregate value of these securities at April 30, 2010 was $5,826  which represents 0.11% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$5,274,910	$5,269,084	$–	$5,826
Warrants	–	–	–	–
Short-Term Investments	164,725	–	164,725	–
Total	$5,439,635	$5,269,084	$164,725	$5,826

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	Level 3	2010
Assets:
Common Stock	$3,346	$(15,109)	$17,844	*	$—	$(255)	$—	$—	$5,826
Total	$3,346	$(15,109)	$17,844		$—	$(255)	$—	$—	$5,826

*  Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $3,065.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,752,160)	$5,439,635
Cash	—
Receivables:
Investment securities sold	30,086
Fund shares sold	15,334
Dividends and interest	8,408
Other assets	257
Total assets	5,493,720
Liabilities:
Payables:
Investment securities purchased	11,203
Fund shares redeemed	7,391
Investment management fees	373
Administrative fees	1
Distribution fees	143
Accrued expenses	1,112
Total liabilities	20,223
Net assets	$5,473,497
Summary of Net Assets:
Capital stock and paid-in-capital	$5,353,328
Accumulated undistributed net investment income	7,336
Accumulated net realized loss on investments and foreign currency transactions	(574,642)
Unrealized appreciation of investments	687,475
Net assets	$5,473,497

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.99/$19.04
Shares outstanding	164,158
Net assets	$2,953,338
Class B: Net asset value per share	$17.69
Shares outstanding	12,221
Net assets	$216,230
Class C: Net asset value per share	$17.64
Shares outstanding	18,495
Net assets	$326,268
Class I: Net asset value per share	$17.94
Shares outstanding	51,461
Net assets	$923,086
Class R3: Net asset value per share	$18.15
Shares outstanding	860
Net assets	$15,599
Class R4: Net asset value per share	$18.20
Shares outstanding	2,393
Net assets	$43,572
Class R5: Net asset value per share	$18.23
Shares outstanding	108
Net assets	$1,974
Class Y: Net asset value per share	$18.24
Shares outstanding	54,451
Net assets	$993,430

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$67,112
Interest	117
Less: Foreign tax withheld	(575)
Total investment income	66,654
Expenses:
Investment management fees	15,609
Administrative services fees	38
Transfer agent fees	3,927
Distribution fees
Class A	3,512
Class B	1,156
Class C	1,533
Class R3	24
Class R4	45
Custodian fees	5
Accounting services fees	402
Registration and filing fees	194
Board of Directors' fees	40
Audit fees	43
Other expenses	553
Total expenses (before waivers and fees paid indirectly)	27,081
Transfer agent fee waivers	(53)
Commission recapture	(53)
Custodian fee offset	—
Total waivers and fees paid indirectly	(106)
Total expenses, net	26,975
Net Investment Income	39,679
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	142,331
Net realized gain on forward foreign currency contracts	—
Net realized gain on other foreign currency transactions	1
Net Realized Gain on Investments and Foreign Currency Transactions	142,332
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	428,299
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments	428,299
Net Gain on Investments and Foreign Currency Transactions	570,631
Net Increase in Net Assets Resulting from Operations	$610,310

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$39,679	$63,561
Net realized gain (loss) on investments and foreign currency transactions	142,332	(445,280)
Net unrealized appreciation of investments	428,299	818,038
Net Increase In Net Assets Resulting From Operations	610,310	436,319
Distributions to Shareholders:
From net investment income
Class A	(20,788)	(38,764)
Class B	(708)	(2,014)
Class C	(1,200)	(2,339)
Class I	(7,064)	(6,465)
Class R3	(59)	(30)
Class R4	(278)	(216)
Class R5	(19)	(23)
Class Y	(7,974)	(12,472)
From net realized gain on investments
Total distributions	(38,090)	(62,323)
Capital Share Transactions:
Class A	(4,084)	213,045 *
Class B	(47,254)	(2,912)†
Class C	4,822	45,365 ‡
Class I	176,243	438,869 §
Class R3	9,477	4,275 **
Class R4	20,332	9,227 ††
Class R5	(211)	1,481 ‡‡
Class Y	152,706	175,641 §§
Net increase from capital share transactions	312,031	884,991
Net Increase In Net Assets	884,251	1,258,987
Net Assets:
Beginning of period	4,589,246	3,330,259
End of period	$5,473,497	$4,589,246
Accumulated undistributed (distribution in excess of) net investment income (loss)	$7,336	$5,747

* Includes merger activity in the amount of $304,392.
† Includes merger activity in the amount of $42,346.
‡ Includes merger activity in the amount of $63,542.
§ Includes merger activity in the amount of $404.
** Includes merger activity in the amount of $38.
†† Includes merger activity in the amount of $18.
‡‡ Includes merger activity in the amount of $8.
§§ Includes merger activity in the amount of $13,599.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2010.

Realized Gain/Loss on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

k)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$62,323	$81,893
Long-Term Capital Gains *	—	208,970

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,748
Accumulated Capital Losses *	(680,308)
Unrealized Appreciation †	222,509
Total Accumulated Deficit	$(452,051)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Amount
Undistributed Net Investment Income	$(322)
Accumulated Net Realized Gain	280,855
Paid-in-Capital	(280,533)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2010	$20,521
2015	95,054
2016	109,157
2017	455,576
Total	$680,308

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

16

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.50%	1.20%	0.90%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.11%	1.16%	1.08%	1.09%		1.13%		1.16%
Class B Shares	1.97	1.98	1.97	1.95		1.98		2.01
Class C Shares	1.85	1.92	1.83	1.82		1.86		1.88
Class I Shares	0.82	0.85	0.81	0.76		0.98	*
Class R3 Shares	1.40	1.47	1.50	1.40	†
Class R4 Shares	1.07	1.09	1.09	1.09	†
Class R5 Shares	0.78	0.80	0.79	0.82	†
Class Y Shares	0.67	0.69	0.68	0.68		0.70		0.72

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $6,513 and contingent deferred sales charges of $167 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $77. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $4,051 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	16.17%
Class B	0.03	15.19
Class C	0.03	15.39
Class I	0.03	16.64
Class Y	0.03	16.65

5.	Affiliate Holdings:

As of April 30, 2010, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 34,190 Class Y shares of the Fund.

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,078,649
Sales Proceeds Excluding U.S. Government Obligations	812,023

18

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	16,119	1,167	(17,574)	—	(288)	30,549	2,720	(40,277)	19,330	12,322
Amount	$279,720	$20,349	$(304,153)	$—	$(4,084)	$429,482	$37,971	$(558,800)	$304,392	$213,045
Class B
Shares	191	40	(2,985)	—	(2,754)	1,753	144	(5,214)	2,734	(583)
Amount	$3,279	$689	$(51,222)	$—	$(47,254)	$23,733	$1,952	$(70,943)	$42,346	$(2,912)
Class C
Shares	1,899	64	(1,691)	—	272	2,756	158	(4,337)	4,111	2,688
Amount	$32,369	$1,098	$(28,645)	$—	$4,822	$37,753	$2,145	$(58,075)	$63,542	$45,365
Class I
Shares	13,946	396	(4,101)	—	10,241	33,036	442	(3,855)	26	29,649
Amount	$240,579	$6,883	$(71,219)	$—	$176,243	$486,500	$6,336	$(54,371)	$404	$438,869
Class R3
Shares	603	3	(66)	—	540	313	2	(28)	2	289
Amount	$10,589	$55	$(1,167)	$—	$9,477	$4,603	$30	$(396)	$38	$4,275
Class R4
Shares	1,360	10	(171)	—	1,199	782	15	(175)	1	623
Amount	$23,161	$173	$(3,002)	$—	$20,332	$11,571	$216	$(2,578)	$18	$9,227
Class R5
Shares	21	1	(34)	—	(12)	109	2	(13)	1	99
Amount	$376	$18	$(605)	$—	$(211)	$1,634	$23	$(184)	$8	$1,481
Class Y
Shares	10,716	438	(2,607)	—	8,547	14,601	855	(3,893)	852	12,415
Amount	$191,092	$7,752	$(46,138)	$—	$152,706	$204,099	$12,209	$(54,266)	$13,599	$175,641

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	1,023	$17,963
For the Year Ended October 31, 2009	952	$13,512

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

19

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$16.03	$0.13	$–	$1.96	$2.09	$(0.13)	$–	$–	$(0.13)	$1.96	$17.99
B	15.76	0.06	–	1.92	1.98	(0.05)	–	–	(0.05)	1.93	17.69
C	15.72	0.07	–	1.92	1.99	(0.07)	–	–	(0.07)	1.92	17.64
I	15.98	0.15	–	1.96	2.11	(0.15)	–	–	(0.15)	1.96	17.94
R3	16.18	0.10	–	1.98	2.08	(0.11)	–	–	(0.11)	1.97	18.15
R4	16.22	0.13	–	1.98	2.11	(0.13)	–	–	(0.13)	1.98	18.20
R5	16.24	0.16	–	1.99	2.15	(0.16)	–	–	(0.16)	1.99	18.23
Y	16.25	0.17	–	1.99	2.16	(0.17)	–	–	(0.17)	1.99	18.24

For the Year Ended October 31, 2009
A	14.56	0.26	–	1.47	1.73	(0.26)	–	–	(0.26)	1.47	16.03
B	14.32	0.14	–	1.44	1.58	(0.14)	–	–	(0.14)	1.44	15.76
C	14.28	0.15	–	1.45	1.60	(0.16)	–	–	(0.16)	1.44	15.72
I	14.52	0.33	–	1.44	1.77	(0.31)	–	–	(0.31)	1.46	15.98
R3	14.71	0.25	–	1.46	1.71	(0.24)	–	–	(0.24)	1.47	16.18
R4	14.73	0.28	–	1.48	1.76	(0.27)	–	–	(0.27)	1.49	16.22
R5	14.75	0.33	–	1.47	1.80	(0.31)	–	–	(0.31)	1.49	16.24
Y	14.75	0.35	–	1.48	1.83	(0.33)	–	–	(0.33)	1.50	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	–	(7.32)	(7.01)	(0.31)	(1.24)	–	(1.55)	(8.56)	14.56
B	22.76	0.14	–	(7.21)	(7.07)	(0.13)	(1.24)	–	(1.37)	(8.44)	14.32
C	22.72	0.17	–	(7.21)	(7.04)	(0.16)	(1.24)	–	(1.40)	(8.44)	14.28
I	23.07	0.34	–	(7.27)	(6.93)	(0.38)	(1.24)	–	(1.62)	(8.55)	14.52
R3	23.37	0.23	–	(7.40)	(7.17)	(0.25)	(1.24)	–	(1.49)	(8.66)	14.71
R4	23.39	0.32	–	(7.42)	(7.10)	(0.32)	(1.24)	–	(1.56)	(8.66)	14.73
R5	23.41	0.35	–	(7.40)	(7.05)	(0.37)	(1.24)	–	(1.61)	(8.66)	14.75
Y	23.41	0.37	–	(7.40)	(7.03)	(0.39)	(1.24)	–	(1.63)	(8.66)	14.75

For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	–	(1.61)	1.64	23.12
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	–	(1.43)	1.59	22.76
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	–	(1.46)	1.59	22.72
I	21.46	0.36	–	2.98	3.34	(0.39)	(1.34)	–	(1.73)	1.61	23.07
R3(I)	21.14	0.15	–	2.25	2.40	(0.17)	–	–	(0.17)	2.23	23.37
R4(I)	21.14	0.21	–	2.26	2.47	(0.22)	–	–	(0.22)	2.25	23.39
R5(I)	21.14	0.26	–	2.26	2.52	(0.25)	–	–	(0.25)	2.27	23.41
Y	21.72	0.37	–	3.02	3.39	(0.36)	(1.34)	–	(1.70)	1.69	23.41

For the Year Ended October 31, 2006 (J)
A	19.10	0.26	–	3.14	3.40	(0.26)	(0.76)	–	(1.02)	2.38	21.48
B	18.84	0.09	–	3.10	3.19	(0.10)	(0.76)	–	(0.86)	2.33	21.17
C	18.81	0.12	–	3.08	3.20	(0.12)	(0.76)	–	(0.88)	2.32	21.13
I(K)	20.48	0.03	–	1.03	1.06	(0.08)	–	–	(0.08)	0.98	21.46
Y	19.30	0.35	–	3.18	3.53	(0.35)	(0.76)	–	(1.11)	2.42	21.72

For the Year Ended October 31, 2005
A	17.79	0.23	–	1.51	1.74	(0.24)	(0.19)	–	(0.43)	1.31	19.10
B	17.56	0.08	–	1.48	1.56	(0.09)	(0.19)	–	(0.28)	1.28	18.84
C	17.53	0.10	–	1.48	1.58	(0.11)	(0.19)	–	(0.30)	1.28	18.81
Y	17.97	0.32	–	1.53	1.85	(0.33)	(0.19)	–	(0.52)	1.33	19.30
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)
During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Per share amounts have been calculated using average shares outstanding method.
(K)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.05	%(E)	$2,953,338	1.11	%(F)	1.11	%(F)	1.11	%(F)	1.55	%(F)	17%
12.59	(E)	216,230	2.02	(F)	1.97	(F)	1.97	(F)	0.71	(F)	–
12.65	(E)	326,268	1.85	(F)	1.85	(F)	1.85	(F)	0.80	(F)	–
13.25	(E)	923,086	0.82	(F)	0.82	(F)	0.82	(F)	1.81	(F)	–
12.89	(E)	15,599	1.40	(F)	1.40	(F)	1.40	(F)	1.17	(F)	–
13.06	(E)	43,572	1.07	(F)	1.07	(F)	1.07	(F)	1.57	(F)	–
13.25	(E)	1,974	0.78	(F)	0.78	(F)	0.78	(F)	1.87	(F)	–
13.30	(E)	993,430	0.67	(F)	0.67	(F)	0.67	(F)	1.97	(F)	–

12.17		2,635,571	1.17		1.17		1.17		1.88		33	(G)
11.22		236,026	2.14		1.99		1.99		1.10		–
11.37		286,465	1.92		1.92		1.92		1.13		–
12.52		658,690	0.85		0.85		0.85		1.96		–
11.84		5,171	1.47		1.47		1.47		1.26		–
12.27		19,372	1.09		1.09		1.09		1.85		–
12.55		1,947	0.80		0.80		0.80		2.07		–
12.73		746,004	0.69		0.69		0.69		2.30		–

(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		1.97		0.73		–
(32.80)		221,895	1.83		1.83		1.83		0.87		–
(32.02)		167,989	0.82		0.82		0.82		1.77		–
(32.53)		455	1.58		1.50		1.50		1.16		–
(32.25)		8,410	1.09		1.09		1.09		1.63		–
(32.06)		310	0.80		0.80		0.80		1.94		–
(31.99)		494,110	0.69		0.69		0.69		2.01		–

16.20	(H)	3,236,757	1.09		1.09		1.09		1.35		24
15.22	(H)	395,552	1.95		1.95		1.95		0.50		–
15.42	(H)	365,443	1.82		1.82		1.82		0.62		–
16.67	(H)	1,899	0.77		0.77		0.77		1.50		–
11.38	(E)	177	1.40	(F)	1.40	(F)	1.40	(F)	0.63	(F)	–
11.70	(E)	1,994	1.09	(F)	1.09	(F)	1.09	(F)	0.72	(F)	–
11.99	(E)	193	0.82	(F)	0.82	(F)	0.82	(F)	0.98	(F)	–
16.68	(H)	255,138	0.69		0.69		0.69		1.72		–

18.63		2,626,634	1.14		1.14		1.14		1.32		29
17.63		365,678	1.99		1.99		1.99		0.48		–
17.75		317,139	1.87		1.87		1.87		0.60		–
5.20	(E)	11	1.08	(F)	0.98	(F)	0.98	(F)	0.59	(F)	–
19.15		133,376	0.71		0.71		0.71		1.75		–

9.87		2,109,617	1.17		1.17		1.17		1.25		26
8.92		343,650	2.01		2.01		2.01		0.41		–
9.08		280,967	1.89		1.89		1.89		0.54		–
10.36		114,777	0.73		0.73		0.73		1.64		–

21

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

23

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,130.50	$5.86	$1,000.00	$1,019.29	$5.56	1.11%	181	365
Class B	$1,000.00	$1,125.90	$10.38	$1,000.00	$1,015.03	$9.84	1.97	181	365
Class C	$1,000.00	$1,126.50	$9.75	$1,000.00	$1,015.62	$9.25	1.85	181	365
Class I	$1,000.00	$1,132.50	$4.34	$1,000.00	$1,020.73	$4.11	0.82	181	365
Class R3	$1,000.00	$1,128.90	$7.39	$1,000.00	$1,017.85	$7.00	1.40	181	365
Class R4	$1,000.00	$1,130.60	$5.65	$1,000.00	$1,019.49	$5.36	1.07	181	365
Class R5	$1,000.00	$1,132.50	$4.12	$1,000.00	$1,020.93	$3.91	0.78	181	365
Class Y	$1,000.00	$1,133.00	$3.54	$1,000.00	$1,021.47	$3.36	0.67	181	365

25

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-DG10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Equity Growth Allocation Fund

The Hartford Equity Growth Allocation Fund

The Hartford Equity Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/28/04 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Equity Growth Allocation A#	14.88%	39.86%	3.67%	4.20%
Equity Growth Allocation A##		32.17%	2.50%	3.21%
Equity Growth Allocation B#	14.35%	38.74%	2.94%	3.48%
Equity Growth Allocation B##		33.74%	2.58%	3.34%
Equity Growth Allocation C#	14.41%	38.76%	2.93%	3.46%
Equity Growth Allocation C##		37.76%	2.93%	3.46%
Equity Growth Allocation I#	15.08%	40.43%	3.95%	4.44%
Equity Growth Allocation R3#	14.57%	39.43%	3.48%	4.05%
Equity Growth Allocation R4#	14.81%	40.05%	3.70%	4.23%
Equity Growth Allocation R5#	15.03%	40.37%	3.90%	4.40%
S&P 500 Index	15.66%	38.82%	2.63%	3.04%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Equity Growth Allocation Fund returned 14.88%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmark, the S&P 500 Index, returned 15.66%, while the average return for the Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund, was 15.60%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a recovery. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks out-performed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. real estate investment trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT

2

exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying Fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. Overall, fund selection detracted from performance, driven by large-cap value stocks.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.8%
SPDR DJ Wilshire International Real Estate	2.4
SPDR DJ Wilshire REIT	0.6
The Hartford Capital Appreciation Fund, Class Y	16.4
The Hartford Capital Appreciation II Fund, Class Y	1.7
The Hartford Disciplined Equity Fund, Class Y	5.0
The Hartford Dividend and Growth Fund, Class Y	1.3
The Hartford Equity Income Fund, Class Y	1.7
The Hartford Fundamental Growth Fund, Class Y	1.5
The Hartford Global Growth Fund, Class Y	4.6
The Hartford Global Research Fund, Class Y	1.2
The Hartford Growth Fund, Class Y	1.7
The Hartford Growth Opportunities Fund, Class Y	7.2
The Hartford International Opportunities Fund, Class Y	7.2
The Hartford International Small Company Fund, Class Y	5.5
The Hartford MidCap Fund, Class Y	1.2
The Hartford MidCap Value Fund, Class Y	1.2
The Hartford Select SmallCap Value Fund, Class Y	8.4
The Hartford Small Company Fund, Class Y	6.2
The Hartford Small/Mid Cap Equity Fund, Class Y	3.0
The Hartford Value Fund, Class Y	18.0
The Hartford Value Opportunities Fund, Class Y	1.3
Other Assets and Liabilities	(0.1)
Total	100 .0%

3

The Hartford Equity Growth Allocation Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.3%
EQUITY FUNDS - 94.3%
1,151	The Hartford Capital Appreciation Fund, Class Y●		$39,566
318	The Hartford Capital Appreciation II Fund, Class Y●		4,129
993	The Hartford Disciplined Equity Fund, Class Y		11,991
172	The Hartford Dividend and Growth Fund, Class Y		3,140
331	The Hartford Equity Income Fund, Class Y		4,005
332	The Hartford Fundamental Growth Fund, Class Y		3,625
752	The Hartford Global Growth Fund, Class Y		11,013
321	The Hartford Global Research Fund, Class Y		2,880
250	The Hartford Growth Fund, Class Y		4,097
690	The Hartford Growth Opportunities Fund, Class Y		17,375
1,243	The Hartford International Opportunities Fund, Class Y		17,294
1,148	The Hartford International Small Company Fund, Class Y		13,262
131	The Hartford MidCap Fund, Class Y●		2,860
259	The Hartford MidCap Value Fund, Class Y		2,870
2,023	The Hartford Select SmallCap Value Fund, Class Y		20,246
795	The Hartford Small Company Fund, Class Y●		14,902
760	The Hartford Small/Mid Cap Equity Fund, Class Y●		7,136
3,984	The Hartford Value Fund, Class Y		43,425
243	The Hartford Value Opportunities Fund, Class Y		3,074
	Total equity funds
	(cost $225,997)		$226,890

	Total investments in affiliated investment companies
	(cost $225,997)		$226,890

EXCHANGE TRADED FUNDS - 5.8%
275	Powershares DB Commodity Index Tracking Fund		$6,719
160	SPDR DJ Wilshire International Real Estate		5,673
24	SPDR DJ Wilshire REIT		1,385
	Total exchange traded funds
	(cost $13,062)		$13,777

	Total long-term investments
	(cost $239,059)		$240,667

	Total investments
	(cost $239,059) ▲	100.1%	$240,667
	Other assets and liabilities	(0.1)%	(125)
	Total net assets	100.0%	$240,542

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $240,053 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,721
Unrealized Depreciation	(12,107)
Net Unrealized Appreciation	$614

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

4

The Hartford Equity Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$226,890	$226,890	$–	$–
Exchange Traded Funds	13,777	13,777	–	–
Total	$240,667	$240,667	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $13,062)	$13,777
Investments in underlying affiliated funds, at market value (cost $225,997)	226,890
Receivables:
Investment securities sold	158
Fund shares sold	238
Dividends and interest	—
Other assets	63
Total assets	241,126
Liabilities:
Payables:
Investment securities purchased	80
Fund shares redeemed	428
Investment management fees	4
Administrative fees	—
Distribution fees	14
Accrued expenses	58
Total liabilities	584
Net assets	$240,542
Summary of Net Assets:
Capital stock and paid-in-capital	$275,650
Accumulated undistributed net investment income	106
Accumulated net realized loss on investments	(36,822)
Unrealized appreciation of investments	1,608
Net assets	$240,542

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.72/$11.34
Shares outstanding	13,042
Net assets	$139,748
Class B: Net asset value per share	$10.60
Shares outstanding	3,044
Net assets	$32,275
Class C: Net asset value per share	$10.56
Shares outstanding	5,333
Net assets	$56,323
Class I: Net asset value per share	$10.72
Shares outstanding	60
Net assets	$639
Class R3: Net asset value per share	$10.66
Shares outstanding	174
Net assets	$1,856
Class R4: Net asset value per share	$10.67
Shares outstanding	533
Net assets	$5,683
Class R5: Net asset value per share	$10.71
Shares outstanding	375
Net assets	$4,018

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$131
Dividends from underlying affiliated funds	1,073
Interest	—
Total investment income	1,204
Expenses:
Investment management fees	173
Administrative services fees	8
Transfer agent fees	243
Distribution fees
Class A	165
Class B	158
Class C	267
Class R3	4
Class R4	6
Custodian fees	1
Accounting services fees	14
Registration and filing fees	38
Board of Directors' fees	3
Audit fees	5
Other expenses	17
Total expenses (before waivers)	1,102
Expense waivers	(5)
Total waivers	(5)
Total expenses, net	1,097
Net Investment Income	107
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(4,020)
Net Realized Loss on Investments	(4,020)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	35,177
Net Changes in Unrealized Appreciation of Investments	35,177
Net Gain on Investments	31,157
Net Increase in Net Assets Resulting from Operations	$31,264

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$107	$1,886
Net realized loss on investments	(4,020)	(32,568)
Net unrealized appreciation of investments	35,177	60,407
Net Increase In Net Assets Resulting From Operations	31,264	29,725
Distributions to Shareholders:
From net investment income
Class A	(263)	(1,018)
Class C	—	(149)
Class I	(3)	(321)
Class R3	(1)	(5)
Class R4	(14)	(31)
Class R5	(32)	(51)
From net realized gain on investments
Class A	—	(1,143)
Class B	—	(288)
Class C	—	(459)
Class I	—	(7)
Class R3	—	(7)
Class R4	—	(28)
Class R5	—	(16)
Total distributions	(313)	(3,523)
Capital Share Transactions:
Class A	(1,763)	(4,007)
Class B	(2,109)	(1,584)
Class C	(1,032)	(177)
Class I	(72)	(1,377)
Class R3	725	134
Class R4	556	1,476
Class R5	(2,476)	3,276
Net decrease from capital share transactions	(6,171)	(2,259)
Net Increase In Net Assets	24,780	23,943
Net Assets:
Beginning of period	215,762	191,819
End of period	$240,542	$215,762
Accumulated undistributed (distribution in excess of) net investment income (loss)	$106	$312

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited) – (continued)
(000’s Omitted)

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited) – (continued)
(000’s Omitted)

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$1,575	$9,945
Long-Term Capital Gains *	1,948	18,273

 * The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:
Amount
Undistributed Ordinary Income	$312
Accumulated Capital Losses *	(31,808)
Unrealized Depreciation †	(34,563)
Total Accumulated Deficit	$(66,059)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below.

Amount
Undistributed Net Investment Income	$1
Accumulated Net Realized Loss	(1)

12

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$31,808
Total	$31,808

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited) – (continued)
(000’s Omitted)

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $366 and contingent deferred sales charges of $35 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $23. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $241 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$17,275
Sales Proceeds Excluding U.S. Government Obligations	23,479

14

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,178	26	(1,381)	—	(177)	3,193	291	(3,901)	—	(417)
Amount	$12,071	$257	$(14,091)	$—	$(1,763)	$25,003	$2,116	$(31,126)	$—	$(4,007)
Class B
Shares	32	—	(240)	—	(208)	394	39	(639)	—	(206)
Amount	$317	$—	$(2,426)	$—	$(2,109)	$3,035	$275	$(4,894)	$—	$(1,584)
Class C
Shares	362	—	(468)	—	(106)	2,806	78	(2,966)	—	(82)
Amount	$3,674	$—	$(4,706)	$—	$(1,032)	$21,077	$556	$(21,810)	$—	$(177)
Class I
Shares	5	—	(12)	—	(7)	2,667	42	(2,722)	—	(13)
Amount	$43	$3	$(118)	$—	$(72)	$19,323	$312	$(21,012)	$—	$(1,377)
Class R3
Shares	131	—	(57)	—	74	38	2	(25)	—	15
Amount	$1,320	$1	$(596)	$—	$725	$335	$12	$(213)	$—	$134
Class R4
Shares	75	1	(24)	—	52	288	8	(104)	—	192
Amount	$786	$14	$(244)	$—	$556	$2,219	$59	$(802)	$—	$1,476
Class R5
Shares	66	3	(303)	—	(234)	521	9	(105)	—	425
Amount	$667	$33	$(3,176)	$—	$(2,476)	$4,027	$67	$(818)	$—	$3,276
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	24	$246
For the Year Ended October 31, 2009	37	$290

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Equity Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For theSix-Month Period Ended April 30, 2010 (Unaudited)
A	$9.35	$0.02	$–	$1.37	$1.39	$(0.02)	$–	$–	$(0.02)	$1.37	$10.72
B	9.27	(0.02)	–	1.35	1.33	–	–	–	–	1.33	10.60
C	9.23	(0.02)	–	1.35	1.33	–	–	–	–	1.33	10.56
I	9.36	0.12	–	1.29	1.41	(0.05)	–	–	(0.05)	1.36	10.72
R3	9.31	(0.01)	–	1.37	1.36	(0.01)	–	–	(0.01)	1.35	10.66
R4	9.32	0.02	–	1.36	1.38	(0.03)	–	–	(0.03)	1.35	10.67
R5	9.36	0.04	–	1.36	1.40	(0.05)	–	–	(0.05)	1.35	10.71

For the Year Ended October 31, 2009 (G)
A	8.29	0.08	–	1.14	1.22	(0.08)	(0.08)	–	(0.16)	1.06	9.35
B	8.19	0.03	–	1.13	1.16	–	(0.08)	–	(0.08)	1.08	9.27
C	8.19	0.04	–	1.10	1.14	(0.02)	(0.08)	–	(0.10)	1.04	9.23
I	8.31	0.89	–	0.36	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36
R3	8.25	0.06	–	1.14	1.20	(0.06)	(0.08)	–	(0.14)	1.06	9.31
R4	8.27	0.07	–	1.15	1.22	(0.09)	(0.08)	–	(0.17)	1.05	9.32
R5	8.31	0.10	–	1.15	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36

For the Year Ended October 31, 2008 (G)
A	15.55	0.01	–	(5.82)	(5.81)	(0.55)	(0.90)	–	(1.45)	(7.26)	8.29
B	15.40	(0.09)	–	(5.76)	(5.85)	(0.46)	(0.90)	–	(1.36)	(7.21)	8.19
C	15.39	(0.08)	–	(5.76)	(5.84)	(0.46)	(0.90)	–	(1.36)	(7.20)	8.19
I	15.59	(0.03)	–	(5.75)	(5.78)	(0.60)	(0.90)	–	(1.50)	(7.28)	8.31
R3	15.52	(0.02)	–	(5.80)	(5.82)	(0.55)	(0.90)	–	(1.45)	(7.27)	8.25
R4	15.56	(0.05)	–	(5.75)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.27
R5	15.60	(0.03)	–	(5.76)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.31

For the Year Ended October 31, 2007
A	13.21	0.03	–	2.83	2.86	(0.24)	(0.28)	–	(0.52)	2.34	15.55
B	13.10	(0.07)	–	2.81	2.74	(0.16)	(0.28)	–	(0.44)	2.30	15.40
C	13.10	(0.07)	–	2.80	2.73	(0.16)	(0.28)	–	(0.44)	2.29	15.39
I	13.22	0.19	–	2.71	2.90	(0.25)	(0.28)	–	(0.53)	2.37	15.59
R3(H)	13.24	(0.05)	–	2.33	2.28	–	–	–	–	2.28	15.52
R4(H)	13.24	(0.02)	–	2.34	2.32	–	–	–	–	2.32	15.56
R5(H)	13.24	(0.01)	–	2.37	2.36	–	–	–	–	2.36	15.60

For the Year Ended October 31, 2006
A	11.46	0.02	–	1.83	1.85	(0.09)	(0.01)	–	(0.10)	1.75	13.21
B	11.37	(0.12)	–	1.88	1.76	(0.02)	(0.01)	–	(0.03)	1.73	13.10
C	11.37	(0.12)	–	1.88	1.76	(0.02)	(0.01)	–	(0.03)	1.73	13.10
I(I)	12.59	(0.01)	–	0.64	0.63	–	–	–	–	0.63	13.22

For the Year Ended October 31, 2005
A	10.38	(0.02)	–	1.12	1.10	(0.02)	–	–	(0.02)	1.08	11.46
B	10.35	(0.08)	–	1.10	1.02	–	–	–	–	1.02	11.37
C	10.35	(0.07)	–	1.09	1.02	–	–	–	–	1.02	11.37

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.88	%(E)	$ 139,748	0.68	%(F)	0.68	%(F)	0.68	%(F)	0.36	%(F)	8%
14.35	(E)	32,275	1.51	(F)	1.48	(F)	1.48	(F)	(0.43	)(F)	–
14.41	(E)	56,323	1.42	(F)	1.42	(F)	1.42	(F)	(0.37	)(F)	–
15.08	(E)	639	0.32	(F)	0.32	(F)	0.32	(F)	0.70	(F)	–
14.57	(E)	1,856	0.93	(F)	0.93	(F)	0.93	(F)	(0.19	)(F)	–
14.81	(E)	5,683	0.62	(F)	0.62	(F)	0.62	(F)	0.41	(F)	–
15.03	(E)	4,018	0.32	(F)	0.32	(F)	0.32	(F)	0.80	(F)	–

15.20		123,640	0.79		0.72		0.72		1.03		26
14.51		30,159	1.68		1.34		1.34		0.41		–
14.33		50,218	1.53		1.47		1.47		0.56		–
15.77		626	0.28		0.28		0.28		9.91		–
15.05		933	0.96		0.96		0.96		0.76		–
15.40		4,482	0.65		0.65		0.65		0.82		–
15.73		5,704	0.34		0.34		0.34		1.26		–

(40.92)		113,006	0.69		0.68		0.68		0.05		10
(41.40)		28,322	1.52		1.49		1.49		(0.72)		–
(41.35)		45,209	1.43		1.43		1.43		(0.66)		–
(40.73)		668	0.30		0.30		0.30		(0.29)		–
(41.10)		699	0.95		0.95		0.95		(0.13)		–
(40.92)		2,389	0.64		0.64		0.64		(0.40)		–
(40.78)		1,526	0.34		0.34		0.34		(0.26)		–

22.39		173,379	0.69		0.69		0.69		(0.06)		37
21.58		47,743	1.52		1.37		1.37		(0.72)		–
21.50		74,047	1.42		1.37		1.37		(0.72)		–
22.75		64	0.39		0.37		0.37		(0.15)		–
17.22	(E)	952	0.97	(F)	0.96	(F)	0.96	(F)	(0.91	)(F)	–
17.52	(E)	456	0.71	(F)	0.69	(F)	0.69	(F)	(0.64	)(F)	–
17.82	(E)	77	0.42	(F)	0.38	(F)	0.38	(F)	(0.33	)(F)	–

16.18		116,198	0.79		0.72		0.72		(0.34)		14
15.43		33,295	1.62		1.37		1.37		(0.93)		–
15.43		51,936	1.51		1.37		1.37		(0.92)		–
5.00	(E)	11	0.71	(F)	0.48	(F)	0.48	(F)	(0.45	)(F)	–

10.60		58,087	0.85		0.68		0.68		(0.43)		9
9.88		20,155	1.64		1.33		1.33		(1.08)		–
9.88		32,718	1.53		1.34		1.34		(1.08)		–

17

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Equity Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,148.80	$3.62	$1,000.00	$1,021.42	$3.41	0.68%	181	365
Class B	$1,000.00	$1,143.50	$7.87	$1,000.00	$1,017.46	$7.40	1.48	181	365
Class C	$1,000.00	$1,144.10	$7.55	$1,000.00	$1,017.75	$7.10	1.42	181	365
Class I	$1,000.00	$1,150.80	$1.71	$1,000.00	$1,023.21	$1.61	0.32	181	365
Class R3	$1,000.00	$1,145.70	$4.95	$1,000.00	$1,020.18	$4.66	0.93	181	365
Class R4	$1,000.00	$1,148.10	$3.30	$1,000.00	$1,021.72	$3.11	0.62	181	365
Class R5	$1,000.00	$1,150.30	$1.71	$1,000.00	$1,023.21	$1.61	0.32	181	365

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-EGA10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Equity Income Fund

The Hartford Equity Income Fund

The Hartford Equity Income Fund inception 08/28/2003
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview(1) 8/28/03 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of  those Russell 1000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Equity Income A#	12.98%	36.58%	3.97%	6.12%
Equity Income A##		29.07%	2.80%	5.23%
Equity Income B#	12.56%	35.55%	3.15%	5.28%
Equity Income B##		30.55%	2.80%	5.28%
Equity Income C#	12.60%	35.66%	3.24%	5.39%
Equity Income C##		34.66%	3.24%	5.39%
Equity Income I#	13.05%	36.94%	4.18%	6.29%
Equity Income R3#	12.82%	36.14%	3.90%	6.23%
Equity Income R4#	12.94%	36.65%	4.11%	6.39%
Equity Income R5#	13.21%	37.12%	4.34%	6.57%
Equity Income Y#	13.22%	37.27%	4.43%	6.64%
Russell 1000 Value Index	17.77%	42.28%	1.93%	5.55%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to  8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class Y performance.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 12.98%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the Russell 1000 Value Index, which returned 17.77% for the same period. The Fund underperformed the 13.60% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The broad U.S. equity markets rose during the period as a combination of extraordinary government measures to stabilize global economies and markets, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities, however, concerns about a debt default in Greece, the impacts of tightening Chinese monetary policy, and stubbornly high U.S. unemployment pressured stocks early in the first quarter of 2010. In this environment, the Russell 1000 Value Index (17.77%) outperformed the Russell 1000 Growth Index (15.79%). In addition, sector returns within the Russell 1000 Value Index diverged widely, with Consumer Discretionary (+39%) and Industrials (+32%) performing the best and Telecommunication Services (+8%) and Energy (+9%) lagging during the period.

2

The Fund underperformed its benchmark due to weak stock selection across eight of the ten broad economic sectors of the market. Stock selection was weakest within Energy, Industrials, Financials, and Consumer Discretionary and strongest within Utilities. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, did not impact overall fund performance.

Among the top detractors from benchmark-relative returns were global integrated oil companies BP (Energy) and Total (Energy) and U.S. auto manufacturer Ford Motor Company (Consumer Discretionary). Shares of BP declined after the company’s announcement of an earnings shortfall in its refining and marketing segment. Shares of Total declined following the company’s report of weak production results, an ongoing issue for the firm. We did not own shares of benchmark-component Ford Motor Company, which detracted from relative returns. Ford’s shares rose in response to a better-than-expected earnings report driven by the firm’s strong product line-up and improvements in transaction prices and margins. Stocks that detracted most from absolute (i.e. total return) returns included banking firm Goldman Sachs (Financials) and global integrated oil company Exxon Mobil (Energy).

Among the top contributors to relative returns were home improvement company Home Depot (Consumer Discretionary), banking firm PNC Financial (Financials) and consumer products company Stanley Black & Decker (Consumer Discretionary). Shares of Home Depot were boosted by the government’s stimulus credits, the appliance clunkers program, and lumber inflation. Shares of PNC Financial rose due to the company’s continued success in implementing its merger with National City to lower credit costs and improved net interest margins. Shares of Stanley Black & Decker rose during the period on news that the company was acquiring Black & Decker. Banking firm Wells Fargo (Financials) was among the top absolute contributors for the period.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. We believe areas of weakness persist. U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. We believe the housing market remains fragile, although declines appear to be moderating.

While equity prices generally trended higher during the early part of the year, these gains were modest in comparison with the sharp moves off the March 2009 bottom. This moderation may signal a new phase in the economy and capital markets as we transition from a rally driven primarily by relief that a Depression-like scenario was avoided to a focus on security fundamentals and the headwinds faced by the global economy. These headwinds include large structural deficits across developed economies, a deleveraging consumer in the U.S., and concerns that unprecedented levels of stimulus, in tandem with rebounding growth in emerging economies, could stimulate inflationary pressures. Such headwinds likely will result in modest growth in the U.S. and other developed nations, while emerging economies and China, in particular, experience a more robust expansion. Such transition periods are often choppy as markets begin to discriminate among securities based on their fundamental attributes and discount potential tightening measures in the future.

Throughout this period we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight in Consumer Staples, Information Technology, and Industrials, relative to the benchmark. Our largest underweights were Financials, Energy, and Telecommunication Services, relative to the benchmark.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	7.4%
Capital Goods (Industrials)	10.6
Commercial & Professional Services (Industrials)	2.9
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	7.8
Energy (Energy)	15.2
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	6.8
Household & Personal Products (Consumer Staples)	1.6
Insurance (Financials)	6.7
Materials (Materials)	2.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.5
Retailing (Consumer Discretionary)	6.4
Semiconductors & Semiconductor Equipment (Information Technology)	5.1
Software & Services (Information Technology)	2.7
Telecommunication Services (Services)	2.6
Utilities (Utilities)	5.4
Short-Term Investments	0.6
Other Assets and Liabilities	1.4
Total	100.0%

3

The Hartford Equity Income Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Banks - 7.4%
357	PNC Financial Services Group, Inc.	$23,976
154	Toronto-Dominion Bank ADR	11,460
890	Wells Fargo & Co.	29,451
		64,887
	Capital Goods - 10.6%
221	3M Co.	19,569
120	Eaton Corp.	9,236
1,121	General Electric Co.	21,146
166	Illinois Tool Works, Inc.	8,467
200	Ingersoll-Rand plc	7,396
190	PACCAR, Inc.	8,844
44	Schneider Electric S.A.	5,029
324	Tyco International Ltd.	12,568
		92,255
	Commercial & Professional Services - 2.9%
336	Republic Services, Inc.	10,414
430	Waste Management, Inc.	14,902
		25,316
	Consumer Durables & Apparel - 2.5%
246	Mattel, Inc.	5,659
262	Stanley Black & Decker, Inc.	16,295
		21,954
	Consumer Services - 1.6%
199	McDonald's Corp.	14,061

	Diversified Financials - 7.8%
744	Bank of America Corp.	13,256
308	Bank of New York Mellon Corp.	9,602
137	Credit Suisse Group ADR ●	6,279
70	Goldman Sachs Group, Inc.	10,179
671	JP Morgan Chase & Co.	28,563
		67,879
	Energy - 15.2%
299	BP plc ADR	15,588
429	Chevron Corp.	34,897
247	ConocoPhillips Holding Co.	14,618
371	Exxon Mobil Corp.	25,140
338	Marathon Oil Corp.	10,860
241	Occidental Petroleum Corp.	21,385
199	Total S.A. ADR	10,832
		133,320
	Food & Staples Retailing - 1.0%
276	Sysco Corp.	8,711

	Food, Beverage & Tobacco - 6.8%
459	Altria Group, Inc.	9,730
147	General Mills, Inc.	10,456
457	Kraft Foods, Inc.	13,524
55	Lorillard, Inc.	4,342
53	Nestle S.A. ADR	2,585
163	PepsiCo, Inc.	10,605
181	Philip Morris International, Inc.	8,884
		60,126
	Household & Personal Products - 1.6%
231	Kimberly-Clark Corp.	14,128

	Insurance - 6.7%
304	ACE Ltd.	16,165
60	Aflac, Inc.	3,032
227	Allstate Corp.	7,400
255	Chubb Corp.	13,495
428	Marsh & McLennan Cos., Inc.	10,376
323	Unum Group	7,914
		58,382
	Materials - 2.2%
259	E.I. DuPont de Nemours & Co.	10,306
126	PPG Industries, Inc.	8,890
		19,196
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
125	AstraZeneca plc ADR	5,529
404	Johnson & Johnson	25,945
761	Merck & Co., Inc.	26,658
1,491	Pfizer, Inc.	24,923
		83,055
	Retailing - 6.4%
368	Genuine Parts Co.	15,750
727	Home Depot, Inc.	25,641
184	Sherwin-Williams Co.	14,396
		55,787
	Semiconductors & Semiconductor Equipment - 5.1%
296	Analog Devices, Inc.	8,862
608	Intel Corp.	13,872
463	Maxim Integrated Products, Inc.	8,996
387	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,095
349	Texas Instruments, Inc.	9,085
		44,910
	Software & Services - 2.7%
768	Microsoft Corp.	23,446

	Telecommunication Services - 2.6%
673	AT&T, Inc.	17,538
193	Verizon Communications, Inc.	5,580
		23,118
	Utilities - 5.4%
27	Alliant Energy Corp.	906
203	American Electric Power Co., Inc.	6,949
211	Dominion Resources, Inc.	8,816
76	Entergy Corp.	6,178
154	FPL Group, Inc.	7,992
213	Northeast Utilities	5,925
493	Xcel Energy, Inc.	10,720
		47,486
	Total common stocks
	(cost $784,841)	$858,017

	Total long-term investments
	(cost $784,841)	$858,017
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $547,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $558)
$547	0.20%, 04/30/2010		$547
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,039,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $2,080)
2,039	0.20%, 04/30/2010		2,039
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $629, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $641)
628	0.20%, 04/30/2010		628
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,273,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $1,301)
1,273	0.19%, 04/30/2010		1,273
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$9, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $9)
9	0.18%, 04/30/2010		9
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $745, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of $760)
745	0.20%, 04/30/2010		745
			5,241
	Total short-term investments
	(cost $5,241)		$5,241

	Total investments
	(cost $790,082) ▲	98.6%	$863,258
	Other assets and liabilities	1.4%	12,086
	Total net assets	100.0%	$875,344

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.0% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $795,545 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$115,108
Unrealized Depreciation	(47,395)
Net Unrealized Appreciation	$67,713

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$858,017	$852,988	$5,029	$–
Short-Term Investments	5,241	–	5,241	–
Total	$863,258	$852,988	$10,270	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $790,082)	$863,258
Cash	77
Receivables:
Investment securities sold	20,041
Fund shares sold	4,116
Dividends and interest	761
Other assets	87
Total assets	888,340
Liabilities:
Payables:
Investment securities purchased	10,813
Fund shares redeemed	1,862
Investment management fees	70
Administrative fees	—
Distribution fees	30
Accrued expenses	221
Total liabilities	12,996
Net assets	$875,344
Summary of Net Assets:
Capital stock and paid-in-capital	$901,595
Accumulated undistributed net investment income	555
Accumulated net realized loss on investments	(99,982)
Unrealized appreciation of investments	73,176
Net assets	$875,344

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.03/$12.73
Shares outstanding	59,797
Net assets	$719,406
Class B: Net asset value per share	$12.01
Shares outstanding	2,848
Net assets	$34,197
Class C: Net asset value per share	$12.02
Shares outstanding	4,459
Net assets	$53,577
Class I: Net asset value per share	$12.00
Shares outstanding	982
Net assets	$11,778
Class R3: Net asset value per share	$12.08
Shares outstanding	56
Net assets	$671
Class R4: Net asset value per share	$12.07
Shares outstanding	141
Net assets	$1,705
Class R5: Net asset value per share	$12.09
Shares outstanding	9
Net assets	$104
Class Y: Net asset value per share	$12.11
Shares outstanding	4,453
Net assets	$53,906

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$12,386
Interest	5
Less: Foreign tax withheld	(79)
Total investment income	12,312

Expenses:
Investment management fees	3,024
Administrative services fees	2
Transfer agent fees	628
Distribution fees
Class A	847
Class B	171
Class C	251
Class R3	1
Class R4	2
Custodian fees	4
Accounting services fees	58
Registration and filing fees	65
Board of Directors' fees	9
Audit fees	12
Other expenses	117
Total expenses (before waivers and fees paid indirectly)	5,191
Expense waivers	(15)
Commission recapture	(1)
Total waivers and fees paid indirectly	(16)
Total expenses, net	5,175
Net Investment Income	7,137
Net Realized Gain on Investments:
Net realized gain on investments in securities	12,550
Net realized gain on forward foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments	12,550
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	81,005
Net Changes in Unrealized Appreciation of Investments	81,005
Net Gain on Investments	93,555
Net Increase in Net Assets Resulting from Operations	$100,692

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$7,137	$17,103
Net realized gain (loss) on investments	12,550	(98,827)
Net unrealized appreciation of investments	81,005	133,352
Net Increase In Net Assets Resulting From Operations	100,692	51,628
Distributions to Shareholders:
From net investment income
Class A	(5,919)	(14,918)
Class B	(161)	(611)
Class C	(262)	(840)
Class I	(87)	(87)
Class R3	(4)	(5)
Class R4	(14)	(12)
Class R5	—	—
Class Y	(600)	(1,696)
Total distributions	(7,047)	(18,169)
Capital Share Transactions:
Class A	3,938	47,718
Class B	(3,800)	676
Class C	173	2,522
Class I	4,922	4,014
Class R3	104	372
Class R4	72	1,247
Class R5	95	—
Class Y	(12,324)	(4,583)
Net increase (decrease) from capital share transactions	(6,820)	51,966
Net Increase In Net Assets	86,825	85,425
Net Assets:
Beginning of period	788,519	703,094
End of period	$875,344	$788,519
Accumulated undistributed (distribution in excess of) net investment income (loss)	$555	$465

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

11

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

12

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2010.

Realized Gain/Loss on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$18,169	$26,921
Long-Term Capital Gains *	—	21,647

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$465
Accumulated Capital Losses *	(107,069)
Unrealized Depreciation †	(13,292)
Total Accumulated Deficit	$(119,896)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(80)
Accumulated Net Realized Gain	81
Paid-in-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$7,634
2017	99,435
Total	$107,069

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

14

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.60%	1.30%	1.00%	0.90%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.20%	1.24%	1.14%	1.12%		1.00%		0.50%
Class B Shares	2.00	1.91	2.00	1.96		1.84		1.38
Class C Shares	1.93	1.98	1.87	1.83		1.70		1.22
Class I Shares	0.94	0.96	0.84	0.81		0.80	*
Class R3 Shares	1.59	1.59	1.50	1.50	†
Class R4 Shares	1.21	1.20	1.13	1.18	†
Class R5 Shares	0.90	0.88	0.84	0.89	†
Class Y Shares	0.80	0.81	0.74	0.73		0.57		0.10

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $2,327 and contingent deferred sales charges of $39 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $5. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of

16

the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $634 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$118,032
Sales Proceeds Excluding U.S. Government Obligations	136,622

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	7,673	498	(7,862)	—	309	21,884	1,534	(18,382)	—	5,036
Amount	$88,317	$5,767	$(90,146)	$—	$3,938	$206,646	$14,506	$(173,434)	$—	$47,718
Class B
Shares	76	13	(420)	—	(331)	1,040	62	(1,030)	—	72
Amount	$882	$155	$(4,837)	$—	$(3,800)	$9,665	$586	$(9,575)	$—	$676
Class C
Shares	432	19	(438)	—	13	1,695	79	(1,534)	—	240
Amount	$4,952	$228	$(5,007)	$—	$173	$15,982	$736	$(14,196)	$—	$2,522
Class I
Shares	530	6	(109)	—	427	957	6	(548)	—	415
Amount	$6,121	$71	$(1,270)	$—	$4,922	$9,678	$60	$(5,724)	$—	$4,014
Class R3
Shares	13	—	(4)	—	9	41	—	(2)	—	39
Amount	$145	$4	$(45)	$—	$104	$392	$5	$(25)	$—	$372
Class R4
Shares	12	1	(7)	—	6	145	1	(12)	—	134
Amount	$138	$14	$(80)	$—	$72	$1,358	$12	$(123)	$—	$1,247
Class R5
Shares	8	—	—	—	8	—	—	—	—	—
Amount	$95	$—	$—	$—	$95	$—	$—	$—	$—	$—
Class Y
Shares	212	52	(1,334)	—	(1,070)	1,160	178	(1,799)	—	(461)
Amount	$2,499	$600	$(15,423)	$—	$(12,324)	$10,646	$1,696	$(16,925)	$—	$(4,583)

17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	19	$218
For the Year Ended October 31, 2009	40	$372

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

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19

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$10.74	$0.10	$–	$1.29	$1.39	$(0.10)	$–	$–	$(0.10)	$1.29	$12.03
B	10.72	0.06	–	1.28	1.34	(0.05)	–	–	(0.05)	1.29	12.01
C	10.73	0.06	–	1.29	1.35	(0.06)	–	–	(0.06)	1.29	12.02
I	10.72	0.11	–	1.28	1.39	(0.11)	–	–	(0.11)	1.28	12.00
R3	10.78	0.08	–	1.30	1.38	(0.08)	–	–	(0.08)	1.30	12.08
R4	10.78	0.10	–	1.29	1.39	(0.10)	–	–	(0.10)	1.29	12.07
R5	10.79	0.11	–	1.31	1.42	(0.12)	–	–	(0.12)	1.30	12.09
Y	10.81	0.13	–	1.29	1.42	(0.12)	–	–	(0.12)	1.30	12.11

For the Year Ended October 31, 2009 (G)
A	10.35	0.24	–	0.41	0.65	(0.26)	–	–	(0.26)	0.39	10.74
B	10.33	0.18	–	0.40	0.58	(0.19)	–	–	(0.19)	0.39	10.72
C	10.34	0.17	–	0.41	0.58	(0.19)	–	–	(0.19)	0.39	10.73
I	10.33	0.22	–	0.46	0.68	(0.29)	–	–	(0.29)	0.39	10.72
R3	10.39	0.15	–	0.47	0.62	(0.23)	–	–	(0.23)	0.39	10.78
R4	10.40	0.18	–	0.47	0.65	(0.27)	–	–	(0.27)	0.38	10.78
R5	10.40	0.28	–	0.40	0.68	(0.29)	–	–	(0.29)	0.39	10.79
Y	10.40	0.29	–	0.42	0.71	(0.30)	–	–	(0.30)	0.41	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	–	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	(4.81)	10.35
B	15.12	0.21	–	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	(4.79)	10.33
C	15.14	0.23	–	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	(4.80)	10.34
I	15.12	0.35	–	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	(4.79)	10.33
R3	15.21	0.27	–	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	(4.82)	10.39
R4	15.22	0.32	–	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	(4.82)	10.40
R5	15.22	0.36	–	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	(4.82)	10.40
Y	15.23	0.39	–	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	(4.83)	10.40

For the Year Ended October 31, 2007
A	14.00	0.27	–	1.69	1.96	(0.26)	(0.54)	–	(0.80)	1.16	15.16
B	13.97	0.16	–	1.67	1.83	(0.14)	(0.54)	–	(0.68)	1.15	15.12
C	13.99	0.18	–	1.67	1.85	(0.16)	(0.54)	–	(0.70)	1.15	15.14
I	13.99	0.31	–	1.69	2.00	(0.33)	(0.54)	–	(0.87)	1.13	15.12
R3 (H)	13.97	0.17	–	1.24	1.41	(0.17)	–	–	(0.17)	1.24	15.21
R4 (H)	13.97	0.23	–	1.22	1.45	(0.20)	–	–	(0.20)	1.25	15.22
R5 (H)	13.97	0.27	–	1.21	1.48	(0.23)	–	–	(0.23)	1.25	15.22
Y	14.07	0.31	–	1.72	2.03	(0.33)	(0.54)	–	(0.87)	1.16	15.23

For the Year Ended October 31, 2006
A	12.09	0.26	–	1.96	2.22	(0.28)	(0.03)	–	(0.31)	1.91	14.00
B	12.07	0.16	–	1.94	2.10	(0.17)	(0.03)	–	(0.20)	1.90	13.97
C	12.08	0.17	–	1.96	2.13	(0.19)	(0.03)	–	(0.22)	1.91	13.99
I(I)	13.52	0.08	–	0.46	0.54	(0.07)	–	–	(0.07)	0.47	13.99
Y	12.15	0.30	–	1.98	2.28	(0.33)	(0.03)	–	(0.36)	1.92	14.07

For the Year Ended October 31, 2005
A	11.28	0.27	–	0.82	1.09	(0.26)	(0.02)	–	(0.28)	0.81	12.09
B	11.26	0.17	–	0.82	0.99	(0.16)	(0.02)	–	(0.18)	0.81	12.07
C	11.27	0.20	–	0.81	1.01	(0.18)	(0.02)	–	(0.20)	0.81	12.08
Y	11.33	0.32	–	0.83	1.15	(0.31)	(0.02)	–	(0.33)	0.82	12.15
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.98	%(E)	$719,406	1.20	%(F)	1.20	%(F)	1.20	%(F)	1.77	%(F)	14%
12.56	(E)	34,197	2.09	(F)	2.00	(F)	2.00	(F)	1.00	(F)	–
12.60	(E)	53,577	1.93	(F)	1.93	(F)	1.93	(F)	1.04	(F)	–
13.05	(E)	11,778	0.94	(F)	0.94	(F)	0.94	(F)	1.92	(F)	–
12.82	(E)	671	1.59	(F)	1.59	(F)	1.59	(F)	1.33	(F)	–
12.94	(E)	1,705	1.21	(F)	1.21	(F)	1.21	(F)	1.75	(F)	–
13.21	(E)	104	0.90	(F)	0.90	(F)	0.90	(F)	0.86	(F)	–
13.22	(E)	53,906	0.80	(F)	0.80	(F)	0.80	(F)	2.23	(F)	–

6.62		639,106	1.26		1.25		1.25		2.51		37
5.91		34,086	2.19		1.92		1.92		1.86		–
5.85		47,708	1.98		1.98		1.98		1.79		–
6.98		5,946	0.96		0.96		0.96		2.28		–
6.31		506	1.63		1.60		1.60		1.62		–
6.58		1,456	1.21		1.21		1.21		1.84		–
6.96		8	0.89		0.89		0.89		2.88		–
7.22		59,703	0.81		0.81		0.81		3.00		–

(28.08)		563,703	1.19		1.14		1.14		2.49		53
(28.67)		32,097	2.06		2.00		2.00		1.63		–
(28.61)		43,493	1.92		1.87		1.87		1.76		–
(27.80)		1,449	0.90		0.85		0.85		2.80		–
(28.26)		78	1.55		1.50		1.50		2.14		–
(28.03)		8	1.18		1.13		1.13		2.50		–
(27.82)		8	0.90		0.85		0.85		2.78		–
(27.80)		62,258	0.80		0.75		0.75		2.90		–

14.68		758,905	1.22		1.12		1.12		1.93		20
13.69		52,424	2.07		1.97		1.97		1.09		–
13.80		72,690	1.94		1.84		1.84		1.23		–
14.96		907	0.92		0.82		0.82		2.18		–
10.11	(E)	95	1.60	(F)	1.50	(F)	1.50	(F)	1.51	(F)	–
10.44	(E)	11	1.28	(F)	1.18	(F)	1.18	(F)	1.84	(F)	–
10.67	(E)	11	0.99	(F)	0.89	(F)	0.89	(F)	2.13	(F)	–
15.12		130,262	0.83		0.73		0.73		2.30		–

18.70		529,664	1.30		1.00		1.00		2.02		24
17.67		43,198	2.14		1.84		1.84		1.19		–
17.88		61,572	2.01		1.71		1.71		1.33		–
4.05	(E)	106	1.37	(F)	0.80	(F)	0.80	(F)	1.32	(F)	–
19.18		7,593	0.88		0.58		0.58		2.26		–

9.74		379,604	1.34		0.51		0.51		2.41		23
8.84		33,989	2.18		1.38		1.38		1.53		–
9.00		53,435	2.03		1.23		1.23		1.70		–
10.22		784	0.91		0.11		0.11		2.79		–

21

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

23

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,129.80	$6.34	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class B	$1,000.00	$1,125.60	$10.54	$1,000.00	$1,014.88	$9.99	2.00	181	365
Class C	$1,000.00	$1,126.00	$10.17	$1,000.00	$1,015.22	$9.64	1.93	181	365
Class I	$1,000.00	$1,130.50	$4.97	$1,000.00	$1,020.13	$4.71	0.94	181	365
Class R3	$1,000.00	$1,128.20	$8.39	$1,000.00	$1,016.91	$7.95	1.59	181	365
Class R4	$1,000.00	$1,129.40	$6.39	$1,000.00	$1,018.79	$6.06	1.21	181	365
Class R5	$1,000.00	$1,132.10	$4.76	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,132.20	$4.23	$1,000.00	$1,020.83	$4.01	0.80	181	365

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-EI10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Floating Rate Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate Fund inception 04/29/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income, with capital appreciation as a secondary objective.

Performance Overview(1) 4/29/05 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S.dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Floating Rate A#	9.14%	27.83%	3.47%	3.47%
Floating Rate A##		23.99%	2.84%	2.84%
Floating Rate B#	8.60%	26.90%	2.67%	2.66%
Floating Rate B##		21.90%	2.35%	2.50%
Floating Rate C#	8.74%	26.92%	2.69%	2.69%
Floating Rate C##		25.92%	2.69%	2.69%
Floating Rate I#	9.26%	28.27%	3.70%	3.70%
Floating Rate R3#	8.98%	27.63%	3.40%	3.40%
Floating Rate R4#	9.00%	27.84%	3.53%	3.53%
Floating Rate R5#	9.08%	27.83%	3.64%	3.63%
Floating Rate Y#	9.33%	28.27%	3.76%	3.76%
Credit Suisse Leveraged Loan	8.82%	32.27%	4.38%	4.37%
Index

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 9.14%, before sales charge, for the six-month period ended April 30, 2010, versus its benchmark, the Credit Suisse Leveraged Loan Index, which returned 8.82%, and the 7.78% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the fund perform this way?

Bank Loan performance over the period continued to be supported by a positive supply/demand environment. Market technicals have actually exceeded expectations, with about half of High Yield bond issuance being used to repay bank debt. Retail investor demand and scheduled amortization payments also contributed to the positive technical conditions. On the fundamental side, loan defaults, ratings downgrades, and requests for covenant relief have all declined. This coupled with improved corporate earnings has helped to bolster the fundamental side of the equation.

During the last six months, our strategy has been to maintain our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to cyclical sectors, such as Chemicals, Aerospace, and Autos. These cyclical sectors have continued to outperform, which has been supportive of the Fund’s performance.

2

Additionally, in January of 2010, we made the decision to keep the Fund fully invested in an effort to maximize the Fund’s exposure to bank loans while they continued to rally. To this extent, many of our larger loan positions were also top performers over the period, which contributed to outperformance relative to the benchmark.

The Fund ended April 2010 with 9.5% High Yield bonds and 2.0% Investment Grade Bonds, in what we view as our “Liquidity Strategy” (cash, and certain securities within particular asset classes that we deem to have better liquidity currently than bank loans). The rest of the Fund’s allocation was to bank loans. Although the Fund did maintain a cash allocation, it should be viewed as fully invested over this period, due to our exposure to the synthetic loan market through the Loan Credit Default Swap Index (LCDX).

What is your Outlook?

We have stated in the past that risks to the loan market include any broad de-risking, as well as a sudden supply/demand imbalance caused either by a decrease in High Yield bond issuance or increase in new loan issuance. In mid-April and going into May, each of these risks were elevated. Events in Europe have very recently caused a global sell off of risk, which included the U.S. Loan Market. Risky asset classes will likely remain incrementally volatile in the near to medium term.

Along these lines, we have already begun to see an increase in new loan supply, a slow down in High Yield bond issuance, and we think this could slow further in the near term. This would negatively impact the loan market (affecting repayments of loans and disrupting the favorable technical scenario that has existed over the last 6 to12 months).

On a more positive note, corporate fundamentals have continued to improve. Loan defaults continue to decline, as do requests for amendments. First quarter 2010 corporate earnings were good, with many companies exceeding expectations and/or raising guidance.

As facts on the ground have changed somewhat, we will look to adjust the portfolio accordingly. Starting with our Liquidity Strategy, we will likely reduce our Investment Grade and High Yield bond positions. We would use the proceeds to increase the Fund’s cash allocation, which would help protect the Fund if redemptions pick up and allow the Fund to take advantage of any quality new issuance or secondary market opportunities.

Distribution by Credit Quality
as of April 30, 2010

Percentage of
Long-Term
Rating *	Holdings
A / A	0.2%
BBB / Baa	2.3
BB / Ba	17.2
B / B	64.1
CCC / Caa	9.7
CC / Ca	0.2
D / D	1.0
Not Rated	5.3
Total	100.0%

*	Split rated bonds are categorized using the lowest rating.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	2.2%
Administrative Waste Management and Remediation	2.9
Agriculture, Construction, Mining and Machinery	1.1
Agriculture, Forestry, Fishing and Hunting	0.2
Air Transportation	3.5
Arts, Entertainment and Recreation	6.8
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	6.6
Computer and Electronic Product Manufacturing	1.4
Construction	0.2
Finance and Insurance	5.8
Food Manufacturing	4.4
Food Services	0.3
Health Care and Social Assistance	8.0
Information	20.2
Mining	0.9
Miscellaneous Manufacturing	1.6
Motor Vehicle & Parts Manufacturing	5.4
Other Services	0.6
Paper Manufacturing	1.1
Petroleum and Coal Products Manufacturing	4.1
Plastics and Rubber Products Manufacturing	0.3
Professional, Scientific and Technical Services	1.4
Real Estate and Rental and Leasing	2.2
Retail Trade	6.1
Services	0.4
Soap, Cleaning Compound and Toilet Manufacturing	0.8
Textile Product Mills	0.3
Truck Transportation	1.9
Utilities	4.5
Other Securities
Automobiles & Components	0.4
Materials	0.2
Media	0.0
Short-Term Investments	9.7
Other Assets and Liabilities	(6.2)
Total	100.0%

3

The Hartford Floating Rate Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.1%
	Finance and Insurance - 0.1%
	Bayview Financial Acquisition Trust
$2,600	2.41%, 05/28/2037 ⌂Δ	$34
	Helios Finance L.P.
5,000	2.61%, 10/20/2014 ■Δ	4,466
		4,500

	Total asset & commercial mortgage backed securities
	(cost $7,600)	$4,500

CORPORATE BONDS: INVESTMENT GRADE - 2.0%
	Air Transportation - 0.1%
	Delta Air Lines, Inc.
$3,000	7.57%, 11/18/2010 ‡	$3,071

	Beverage and Tobacco Product Manufacturing - 0.4%
	Anheuser-Busch InBev N.V.
5,000	7.20%, 01/15/2014 ■‡	5,756
10,000	7.75%, 01/15/2019 ■‡	12,036
		17,792
	Chemical Manufacturing - 0.3%
	Dow Chemical Co.
14,000	7.60%, 05/15/2014 ‡	16,259

	Finance and Insurance - 0.2%
	Countrywide Financial Corp.
5,000	6.25%, 05/15/2016 ‡	5,196
	Merrill Lynch & Co., Inc.
5,000	6.05%, 05/16/2016 ‡	5,173
		10,369
	Information - 0.4%
	Time Warner Cable, Inc.
15,000	7.50%, 04/01/2014 ‡	17,403

	Mining - 0.5%
	Anglo American Capital plc
9,970	9.38%, 04/08/2014 ■‡	12,096
	Rio Tinto Finance USA Ltd.
11,660	8.95%, 05/01/2014 ‡	14,127
		26,223
	Petroleum and Coal Products Manufacturing - 0.1%
	Valero Energy Corp.
3,688	9.38%, 03/15/2019 ‡	4,524

	Total corporate bonds: investment grade
	(cost $82,845)	$95,641

CORPORATE BONDS: NON-INVESTMENT GRADE - 9.5%
	Accommodation and Food Services - 0.4%
	MGM Mirage, Inc.
$6,500	11.13%, 11/15/2017 ■‡	$7,386
	Wynn Las Vegas LLC
12,500	6.63%, 12/01/2014 ‡	12,656
		20,042
	Air Transportation - 0.4%
	Delta Air Lines, Inc.
8,000	9.50%, 09/15/2014 ■	8,470
3,000	12.25%, 03/15/2015 ■	3,240
	United Air Lines, Inc.
495	9.88%, 08/01/2013 ■‡	519
4,000	10.40%, 11/01/2016 ‡	4,340
3,000	12.00%, 11/01/2013 ■‡	3,202
		19,771
	Arts, Entertainment and Recreation - 0.4%
	FireKeepers Development Authority
5,845	13.88%, 05/01/2015 ■	6,780
	Marquee Holdings, Inc.
9,215	9.51%, 08/15/2014 ‡	7,671
	XM Satellite Radio, Inc.
4,000	11.25%, 06/15/2013 ■‡	4,390
1,500	13.00%, 08/01/2013 ■‡	1,703
		20,544
	Beverage and Tobacco Product Manufacturing - 0.2%
	Constellation Brands, Inc.
9,850	8.38%, 12/15/2014	10,564

	Chemical Manufacturing - 0.9%
	Lyondell Chemical Co.
36,923	11.00%, 05/01/2018	39,461

	Finance and Insurance - 0.6%
	Ford Motor Credit Co.
10,000	8.00%, 06/01/2014 ‡	10,510
5,000	12.00%, 05/15/2015 ‡	6,050
	LPL Holdings, Inc.
9,185	10.75%, 12/15/2015 ■‡	9,598
		26,158
	Food Manufacturing - 0.4%
	Dean Foods Co.
4,000	7.00%, 06/01/2016 ‡	3,920
	Dole Food Co., Inc.
1,975	8.00%, 10/01/2016 ■‡	2,044
	Smithfield Foods, Inc.
11,000	10.00%, 07/15/2014 ■‡	12,348
		18,312
	Food Services - 0.3%
	Aramark Corp.
5,000	3.75%, 02/01/2015 ‡Δ	4,750
10,000	8.50%, 02/01/2015 ‡	10,263
		15,013
	Health Care and Social Assistance - 1.0%
	DaVita, Inc.
15,650	6.63%, 03/15/2013 ‡	15,806
	DJO Finance LLC
2,000	10.88%, 11/15/2014 ■‡	2,190
2,150	10.88%, 11/15/2014 ‡	2,354
	HCA, Inc.
13,635	6.30%, 10/01/2012 ‡	13,840
6,000	6.75%, 07/15/2013 ‡	6,090
	HealthSouth Corp.
3,000	10.75%, 06/15/2016 ‡	3,270

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 9.5% - (continued)
	Health Care and Social Assistance - 1.0% - (continued)
	Invacare Corp.
$3,000	9.75%, 02/15/2015 ‡	$3,248
		46,798
	Information - 2.2%
	Charter Communications Operating LLC
3,000	8.00%, 04/30/2012 ■	3,180
	Cricket Communications, Inc.
7,745	7.75%, 05/15/2016 ‡	8,035
	CSC Holdings, Inc.
17,265	8.50%, 04/15/2014 ■	18,517
	Frontier Communications Corp.
4,000	8.25%, 05/01/2014 ‡	4,260
	Intelsat Subsidiary Holding Co.
1,000	8.50%, 01/15/2013 ‡	1,018
5,000	8.88%, 01/15/2015 ■‡	5,175
	Level 3 Financing, Inc.
6,826	4.14%, 02/15/2015 ‡Δ	5,819
	Mediacom Broadband LLC
6,025	8.50%, 10/15/2015 ‡	6,190
	MetroPCS Wireless, Inc.
9,300	9.25%, 11/01/2014 ‡	9,649
	New Communications Holdings
2,000	7.88%, 04/15/2015 ■	2,065
	Qwest Corp.
9,945	8.88%, 03/15/2012 ‡	10,865
	Videotron Ltee
10,909	6.88%, 01/15/2014 ‡	11,045
	Wind Acquisition Finance S.A.
5,500	11.75%, 07/15/2017 ■	6,119
	Windstream Corp.
10,500	8.13%, 08/01/2013 ‡	10,973
		102,910
	Mining - 0.4%
	Consol Energy, Inc.
5,785	8.00%, 04/01/2017 ■‡	6,110
	Freeport-McMoRan Copper & Gold, Inc.
12,000	8.25%, 04/01/2015 ‡	13,065
		19,175
	Motor Vehicle & Parts Manufacturing - 0.5%
	American Axle & Manufacturing, Inc.
6,250	9.25%, 01/15/2017 ■‡	6,641
	Tenneco Automotive, Inc.
7,155	10.25%, 07/15/2013 ‡	7,378
	UCI Holdco, Inc.
9,710	8.26%, 12/15/2013 ‡Δ	9,419
		23,438
	Paper Manufacturing - 0.3%
	Georgia-Pacific LLC
5,000	8.13%, 05/15/2011 ‡	5,275
6,980	9.50%, 12/01/2011 ‡	7,652
		12,927
	Petroleum and Coal Products Manufacturing - 0.3%
	Inergy L.P.
1,179	8.25%, 03/01/2016 ‡	1,226
4,835	8.75%, 03/01/2015 ‡	5,089
	Western Refining, Inc.
9,000	10.75%, 06/15/2014 ■‡Δ	8,460
		14,775
	Plastics and Rubber Products Manufacturing - 0.1%
	Polypore International, Inc.
2,625	8.75%, 05/15/2012 ‡	2,628

	Professional, Scientific and Technical Services - 0.3%
	Affinion Group, Inc.
8,875	10.13%, 10/15/2013 ‡	9,208
6,305	11.50%, 10/15/2015 ‡	6,652
		15,860
	Retail Trade - 0.8%
	Amerigas Partners L.P.
10,375	7.13%, 05/20/2016 ‡	10,608
	Lear Corp.
5,435	7.88%, 03/15/2018 ‡	5,537
	Supervalu, Inc.
8,000	8.00%, 05/01/2016 ‡	8,140
	Yankee Acquisition Corp.
12,000	8.50%, 02/15/2015 ‡	12,450
		36,735
	Total corporate bonds: non-investment grade (cost $414,332)	$445,111

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE ♦ - 0.4%
	Health Care and Social Assistance - 0.3%
	Fresenius SE
$12,053	4.50%, 09/10/2014 ±	$12,109
		12,109
	Real Estate and Rental and Leasing - 0.1%
	International Lease Finance Corp.
6,346	7.00%, 03/17/2016 ±	6,422

	Total senior floating rate interests: investment grade (cost $18,274)	$18,531

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 83.9%
	Accommodation and Food Services - 1.8%
	Harrah's Operating Co., Inc.
$48,000	3.32%, 01/28/2015 ±☼	$42,125
25,187	9.50%, 10/31/2016 ±	26,089
	Las Vegas Sands Corp.
1,975	2.05%, 05/23/2013 ±	1,862
	Las Vegas Sands Corp., Delayed Draw Term
	Loan 1
3,654	2.05%, 05/23/2014 ±	3,445
	Las Vegas Sands Corp., Term Loan B
14,283	2.05%, 05/23/2014 ±	13,466
		86,987
	Administrative Waste Management and Remediation - 2.9%
	Acosta, Inc.
22,460	2.53%, 07/29/2013 ±	22,151
	Affinion Group, Inc.
40,000	5.00%, 10/15/2016 ±☼	39,564
	Affinion Group, Inc., Unsecured Term Loan
18,732	8.39%, 05/17/2012 ±	17,608
The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 83.9% - (continued)
	Administrative Waste Management and Remediation -
	2.9% - (continued)
	Brickman Group Holdings, Inc.
$14,677	2.29%, 01/23/2014 ±	$14,530
	Energy Solutions, LLC, Add-On Letter of
	Credit
1,514	4.00%, 06/07/2013 ◊	1,484
	Fleetcor Technologies Operating Co. LLC
12,261	2.52%, 04/30/2013 ±	12,108
	Ozburn-Hessey Holding Co. LLC
9,600	7.50%, 04/01/2016 ±☼	9,660
1,200	10.50%, 10/01/2016 ±	1,191
	Sabre, Inc.
11,395	2.30%, 09/30/2014 ±	10,804
	Synagro Technologies, Inc.
8,367	2.26%, 03/28/2014 ±	7,593
910	5.01%, 09/28/2014 ±	741
		137,434
	Agriculture, Construction, Mining and Machinery - 1.1%
	Goodyear Engineered Products
3,000	6.01%, 07/31/2015 ±	2,567
	Goodyear Engineered Products, Delayed
	Delivery Term Loan
4,603	2.76%, 07/31/2014 ±	4,110
	Goodyear Engineered Products, First Lien
32,558	2.76%, 07/31/2014 ±	29,072
	Lincoln Industries Corp.
3,088	3.51%, 07/11/2014 ±	2,918
7,000	6.01%, 01/10/2015 ±	6,353
	Nacco Material Handling Group
9,606	2.34%, 03/22/2013 ±	8,645
		53,665
	Agriculture, Forestry, Fishing and Hunting - 0.2%
	WM Bolthouse Farms, Inc.
10,000	9.50%, 08/01/2016 ±	10,056

	Air Transportation – 3.0%
	Delta Air Lines, Inc.
15,718	2.21%, 04/30/2012 ±	15,292
14,009	3.55%, 04/30/2014 ±	13,081
9,293	8.75%, 09/30/2013 ±	9,409
	MacQuarie Aircraft Leasing Finance S.A.
17,009	1.77%, 11/29/2013 ±⌂☼	15,819
9,792	4.27%, 11/29/2013 ±⌂	7,834
	United Air Lines, Inc.
77,458	2.36%, 02/01/2014 ±☼	71,571
	US Airways Group, Inc.
9,720	2.81%, 03/23/2014 ±	7,948
		140,954
	Arts, Entertainment and Recreation - 6.4%
	24 Hour Fitness Worldwide, Inc.
25,000	4.75%, 04/15/2016 ◊☼	24,428
	AMC Entertainment Holdings, Inc.
17,208	5.26%, 06/13/2012 ±	16,391
	Anheuser-Busch Cos., Inc.
6,633	5.75%, 06/15/2016 ±	6,673
	Canwest MediaWorks L.P.
4,903	0.00%, 07/10/2014 ±Ω	4,633
	Caribe Information Investment, Inc.
11,653	2.53%, 03/29/2013 ±⌂	8,740
	Cedar Fair L.P.
9,369	4.27%, 12/31/2014 ±	9,328
5,258	4.29%, 12/31/2014 ±	5,235
	Cedar Fair L.P., US Term Loan
14,793	2.27%, 08/30/2012 ±	14,660
	Cengage
25,720	2.79%, 07/05/2014 ±	23,057
	Cenveo, Inc., Delayed Draw Term Loan
197	4.77%, 06/21/2013 ±	197
	Cenveo, Inc., Term Loan C
9,731	4.77%, 06/21/2013 ±	9,743
	Chester Downs and Marina LLC
9,933	12.38%, 07/31/2016 ±☼	10,268
	Dex Media West LLC
16,752	7.50%, 10/24/2014 ±	15,902
	F & W Publications, Inc., New Term Loan B
1,463	0.00%, 08/05/2012 ⌂◊●	731
	F & W Publications, Inc., Second Lien Term
	Loan
4,500	0.00%, 08/05/2012 ⌂◊●	45
	F & W Publications, Inc., Tranche B Term
	Loan
6,950	0.00%, 08/05/2012 ⌂◊●	3,475
	Gatehouse Media Operating, Inc., Delayed
	Draw Term Loan
3,305	2.26%, 08/05/2014 ±	1,606
	Gatehouse Media Operating, Inc., Initial
	Term Loan
11,852	2.28%, 08/05/2014 ±	5,760
	Golden Nugget, Inc., Delayed Draw Term
	Loan
1,441	3.27%, 06/22/2014 ±	1,141
	Golden Nugget, Inc., Term Facility
2,531	3.28%, 06/22/2014 ±	2,004
	Greenwood Racing, Inc.
10,629	2.53%, 11/14/2011 ±	10,168
	Penton Media, Inc.
8,832	0.00%, 08/01/2014 ±Ω	6,624
	Pittsburgh Casino
6,965	9.25%, 01/24/2013 ±	6,834
	R.H. Donnelley, Inc.
8,650	9.25%, 10/24/2014 ±	8,402
	Regal Cinemas, Inc.
13,144	3.79%, 10/27/2013 ±	13,154
	Six Flags, Inc.
27,000	4.00%, 01/31/2016 ◊☼	27,022
	Universal City Development Partners Ltd.
11,037	6.50%, 11/15/2014 ±☼	11,073
	Venetian Macau Ltd.
37,858	4.80%, 05/25/2013 ±☼	37,259
	Venetian Macau Ltd., Delayed Draw Term
	Loan
15,760	4.80%, 05/25/2012 ±☼	15,510
		300,063

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE ♦ - 83.9% - (continued)
		Beverage and Tobacco Product Manufacturing - 0.1%
		Van Houtte, Inc.
	$2,000	5.79%, 12/09/2014 ±	$1,900
		Van Houtte, Inc., First Lien Term Loan
	3,416	2.79%, 07/09/2014 ±	3,348
		Van Houtte, Inc., Second Lien Term Loan
	466	2.79%, 07/09/2014 ±	456
			5,704
		Chemical Manufacturing - 5.4%
		Arizona Chemical Co.
	7,854	2.25%, 02/27/2013 ±☼	7,697
	11,250	5.75%, 02/27/2014 ±	10,856
		Brenntag Group
	10,000	6.47%, 12/23/2014 ±	9,919
		Cognis GMBH
	11,000	2.26%, 09/15/2013 ±	10,725
		Columbian Chemicals Co.
	9,753	6.31%, 03/15/2013 ±	9,363
		Hexion Specialty Chemicals
	973	3.75%, 05/05/2015 ±	912
	2,656	4.00%, 05/05/2015 ±	2,530
	88,842	4.06%, 05/03/2015 ±☼	85,400
EUR	1,832	4.46%, 05/05/2015 ±	2,220
		Huntsman International LLC
	17,509	2.06%, 04/19/2014 ±	16,897
	5,965	2.52%, 06/30/2016 ±	5,763
		Ineos Group
	36,581	7.50%, 12/16/2013 ±☼	36,261
	36,580	8.00%, 12/16/2014 ±☼	36,443
		Lyondell Chemical Co.
	9,454	5.50%, 03/30/2016 ±	9,483
		MacDermid, Inc.
	12,839	2.27%, 04/11/2014 ±	12,133
			256,602
		Computer and Electronic Product Manufacturing - 1.4%
		Freescale Semiconductor, Inc.
	60,452	4.50%, 12/22/2016 ±☼	58,000
		Spansion LLC
	6,000	7.75%, 02/01/2015 ±	6,056
			64,056
		Construction - 0.2%
		Contech Construction Products
	10,981	2.26%, 01/31/2013 ±	10,048

		Finance and Insurance - 4.9%
		AGFS Funding Co.
	21,560	7.25%, 04/21/2015 ±	21,618
		BNY Convergex Group LLC
	2,192	3.29%, 09/30/2013 ±	2,150
		BNY Convergex Group LLC & EZE Castle
		Software
	11,745	3.30%, 08/30/2013 ±	11,519
		Buckeye Check Cashing, Inc.
	8,440	3.08%, 05/01/2012 ±⌂	5,384
		Chrysler Financial Services NA
	10,408	4.26%, 08/03/2012 ±	10,402
		Dollar Financial Corp., Delayed Draw Term
		Loan
	337	7.00%, 10/30/2012 ±	323
		Dollar Financial Corp., Term Loan
	458	5.75%, 10/30/2012 ±	440
		HMSC Corp.
	3,826	2.59%, 04/03/2014 ±⌂	3,023
		Hub International Holdings, Inc.
	14,659	2.79%, 06/12/2014 - 06/14/2014 ±	13,862
	13,923	6.75%, 06/13/2014 ±	13,892
		LPL Holdings, Inc.
	5,929	2.04%, 12/18/2014 ±	5,771
		MacAndrews Amg Holdings LLC
	10,066	6.04%, 04/17/2012 ±⌂	8,758
		MSCI, Inc.
	31,628	3.50%, 09/01/2016 ◊☼	31,469
		N.E.W. Holdings I LLC
	15,000	6.00%, 03/31/2016 ±	14,928
		Nuveen Investments, Inc.
	94,343	3.32%, 11/13/2014 ±☼	85,758
	3,350	12.50%, 07/31/2015 ±	3,685
			232,982
		Food Manufacturing - 4.0%
		American Seafoods Group, Term Loan B
	26,000	5.50%, 05/01/2016 ◊☼	26,000
		American Seafoods Group, Term Loan B
		Add-On
	1,375	4.02%, 09/30/2012 ±	1,365
		American Seafoods Group, Tranche B-1
		Term Loan
	11,697	4.02%, 09/30/2011 ±	11,610
		American Seafoods Group, Tranche B-2
		Term Loan
	16,055	4.02%, 09/30/2012 ±	15,934
		Dole Food Co., Inc.
	3,197	7.88%, 04/12/2013 ◊	3,193
		Dole Food Co., Inc., Term Loan B
	6,426	5.04%, 03/03/2017 ±	6,481
		Dole Food Co., Inc., Term Loan C
	15,960	5.01%, 02/15/2017 ±	16,097
		Pinnacle Foods
	36,989	3.00%, 03/30/2014 ±☼	35,934
	8,360	7.50%, 04/02/2014 ±	8,404
		Roundy's Supermarkets, Inc.
	48,916	6.13%, 11/09/2013 ±☼	49,557
		Shearer's Foods, Inc.
	12,000	7.00%, 03/31/2015 ±	11,760
			186,335
		Health Care and Social Assistance - 6.7%
		AGA Medical Corp.
	7,551	2.28%, 04/26/2013 ±	6,909
		Ardent Health Services LLC
	13,300	6.50%, 02/09/2016 ±	13,134
		ATI Holdings LLC
	11,200	7.75%, 03/15/2016 ±	10,878
		Carestream Health, Inc.
	5,881	2.27%, 04/30/2013 ±	5,710
		Community Health Systems, Inc., Delayed
		Draw Term Loan
	1,424	2.50%, 07/25/2014 ±	1,393

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 83.9% - (continued)
	Health Care and Social Assistance - 6.7% - (continued)
	Community Health Systems, Inc., Term
	Loan B
$27,806	2.50%, 07/25/2014 ±	$26,990
	DJO Finance LLC
2,310	3.27%, 04/07/2013 ±	2,242
	Golden Gate National
5,448	3.02%, 03/14/2011 ±	5,298
10,700	8.02%, 09/30/2011 ±	10,486
	HCA, Inc.
11,594	2.54%, 11/17/2013 ±	11,279
27,805	3.54%, 03/31/2017 ±	27,666
	HealthSouth Corp.
4,229	2.51%, 03/10/2013 ±	4,138
3,480	4.01%, 09/10/2015 ±	3,467
	IASIS Healthcare Capital Corp.
559	2.28%, 03/17/2014 ◊	542
20,473	5.59%, 06/13/2014 ±	19,449
	IASIS Healthcare Capital Corp., Delayed
	Draw Term Loan
2,138	2.27%, 03/17/2014 ±	2,074
	IASIS Healthcare Capital Corp., Term Loan B
6,177	2.27%, 03/17/2014 ±	5,991
	IMS Health, Inc.
8,714	5.25%, 02/15/2016 ±	8,756
	Inverness Medical Innovation, Inc.
4,827	2.27%, 06/27/2014 ±	4,722
19,628	4.50%, 06/26/2015 ±	19,419
	Multiplan Corp.
12,696	3.56%, 04/12/2013 ±	12,434
	Multiplan, Inc.
11,520	6.00%, 04/12/2013 ±	11,530
	National Mentor
450	2.23%, 06/27/2013 ◊	417
7,224	2.30%, 06/27/2013 ±	6,700
	National Renal Institutes, Inc.
8,537	9.00%, 03/31/2013 ±	8,217
	Orthofix Holdings, Inc.
8,513	6.75%, 09/22/2013 ±	8,470
	Psychiatric Solutions, Inc.
5,787	2.09%, 07/01/2012 ±	5,711
	Select Medical Corp., Extended Add-On
2,237	4.00%, 08/22/2014 ±	2,188
	Select Medical Corp., Extended Term Loan
10,302	4.00%, 08/22/2014 ±	10,079
	Sheridan Group, Inc.
13,649	2.54%, 06/15/2014 ±	12,915
	Surgical Care Affiliates LLC
5,835	2.29%, 12/29/2014 ±	5,573
	United Surgical Partners International, Delayed Draw Term Loan
1,460	2.27%, 04/19/2014 ±	1,414
	United Surgical Partners International, Term Loan B
7,729	2.29%, 04/19/2014 ±	7,484
	Vanguard Health Holdings Co. II LLC
12,000	5.00%, 01/29/2016 ±	12,028
	Warner Chilcott, Inc.
6,936	5.50%, 10/30/2014 ±	6,941
	Warner Chilcott, Inc., Term B-2
	Commitment
7,081	5.75%, 04/30/2015 ±	7,089
	Warner Chilcott, Inc., Term Loan B
4,252	5.75%, 04/30/2015 ±	4,257
	Warner Chilcott, Inc., Term Loan B Add-On
4,265	5.75%, 04/30/2015 ±	4,270
		318,260
	Information - 17.6%
	Alaska Communication Systems Holdings, Inc.
4,737	2.04%, 02/01/2012 ±	4,630
	Alaska Communication Systems Holdings, Inc., Incremental Term Loan
9,280	2.04%, 02/01/2012 ±	9,071
	Alaska Communication Systems Holdings, Inc., Term Loan
181	2.04%, 02/01/2012 ±	177
	Aspect Software, Inc.
22,260	3.31%, 09/22/2012 ±	22,058
5,000	7.31%, 06/29/2012 ±	4,947
	Avaya, Inc.
14,463	3.00%, 10/26/2014 ±☼	13,239
1,696	10.50%, 10/26/2014 ±	1,736
	CDW Corp.
91,761	4.25%, 10/10/2014 ±☼	85,681
	Cebridge Communications LLC
10,000	4.75%, 05/05/2014 ±	10,042
	Ceridian Corp.
39,615	3.26%, 11/09/2014 ±☼	37,498
	Charter Communications Operating LLC
6,150	2.30%, 03/06/2014 ±☼	5,820
67,921	3.55%, 09/01/2016 ±☼	65,094
14,856	7.25%, 03/06/2014 ±	15,044
	CMP Susquehanna Corp.
8,280	2.31%, 05/06/2013 ±	7,023
	Cumulus Media, Inc.
10,559	4.26%, 06/07/2013 ±	9,662
	CW Media Holdings, Inc.
7,395	3.29%, 02/15/2015 ±	7,007
	Emdeon Business Services LLC
3,902	2.30%, 11/16/2013 ±	3,821
15,565	5.30%, 05/16/2014 ±	15,356
	First Data Corp.
98,160	3.01%, 09/24/2014 ±☼	88,400
	Infor Global Solutions
972	5.03%, 07/28/2012 ±	931
40,282	6.03%, 07/28/2012 - 12/01/2013 ±☼	38,872
	Infor Global Solutions, Second Lien Add-on
2,000	5.77%, 03/02/2014 ±	1,663
	Infor Global Solutions, Second Lien Term Loan
3,000	6.52%, 03/02/2014 ±	2,494
	Intelsat Bermuda Ltd.
1,407	2.79%, 07/03/2012 ±	1,383

 The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 83.9% - (continued)
	Information - 17.6% - (continued)
	Intelsat Bermuda Ltd., Term Loan B-2A
$9,686	2.79%, 01/03/2014 ±	$9,494
	Intelsat Bermuda Ltd., Term Loan B-2B
9,679	2.79%, 01/03/2014 ±	9,488
	Intelsat Bermuda Ltd., Term Loan B-2C
9,679	2.79%, 01/03/2014 ±	9,488
	Intelsat Ltd.
3,378	2.79%, 07/03/2012 ±	3,309
27,926	3.29%, 02/01/2014 ±	26,334
	Kronos, Inc.
4,652	2.29%, 06/12/2014 ±	4,473
	LBI Media, Inc.
8,840	1.77%, 05/01/2012 ±	8,039
	Level 3 Communications Corp.
49,441	2.55%, 03/01/2014 ±☼	46,326
6,690	11.50%, 03/13/2014 ±	7,296
	Mediacom Broadband LLC
1,304	2.01%, 01/31/2015 ±	1,260
31,475	4.50%, 10/30/2017 – 12/30/2017 ±	31,485
	Mediacom LLC
6,731	2.01%, 01/31/2015 ±	6,427
6,965	5.50%, 03/31/2017 ±	6,982
	MetroPCS Wireless, Inc.
19,832	2.52%, 11/04/2013 ±	19,342
	Ntelos, Inc.
15,224	5.75%, 08/07/2015 ±	15,268
	Raycom TV Broadcasting, Inc.
14,158	1.81%, 06/25/2014 ±⌂	13,025
	RCN Corp.
9,044	2.56%, 04/19/2014 ±	8,984
	Securus Technologies Inc.
11,077	6.00%, 10/31/2014 ◊☼	11,105
	Sinclair Broadcast Group, Inc.
9,797	6.50%, 10/31/2015 ±	9,895
	Telesat Canada, Delayed Draw Term Loan
449	3.28%, 09/01/2014 ±	441
	Telesat Canada, Term Loan B
5,897	3.28%, 09/01/2014 ±	5,796
	TransFirst Holdings, Inc.
15,138	3.04%, 06/12/2014 ±	14,230
1,054	7.04%, 06/12/2015 ±	883
	TWCC Holding Corp.
8,699	5.00%, 09/14/2015 ±☼	8,763
	UPC Financing Partnership
18,122	3.93%, 12/31/2016 ±	17,900
	Verint Systems, Inc.
10,308	3.54%, 05/23/2014 ±	9,892
	West Corp.
14,172	2.64%, 10/24/2013 ±	13,802
17,695	4.14%, 07/15/2016 ±	17,606
7,885	7.25%, 10/24/2013 ±	7,942
	WideOpenWest Finance LLC
14,663	2.77%, 07/01/2014 ±	13,883
4,986	6.50%, 06/29/2015 ±	4,441
12,591	6.78%, 06/28/2014 ±	12,631
		827,879
	Miscellaneous Manufacturing - 1.6%
	DAE Aviation Holdings, Inc., Term Loan B1
8,155	4.09%, 09/27/2014 ±☼	7,788
	DAE Aviation Holdings, Inc., Term Loan B2
7,943	4.09%, 09/27/2014 ±☼	7,585
	Graham Packaging Co., Inc., Term Loan B2
34,347	6.75%, 04/15/2014 ±	34,584
	Hawker Beechcraft Acquisition Co.
4,715	2.28%, 03/27/2014 ±☼	4,028
280	2.29%, 03/27/2014 ±☼	239
	Hawker Beechcraft, Inc.
2,000	8.50%, 03/26/2014 ◊☼	2,002
	Provo Craft and Novelty, Inc.
12,000	8.00%, 03/15/2016 ±	11,707
	Vought Aircraft Industries, Inc.
5,791	7.50%, 12/22/2010 ◊	5,806
		73,739
	Motor Vehicle & Parts Manufacturing - 4.9%
	Accuride Corp.
13,311	9.00%, 06/30/2013 ◊Ψ	13,330
	AM General LLC
12,826	3.26%, 09/30/2013 ±	11,832
657	3.26%, 09/30/2012 ◊	606
	Dana Holding Corp.
89,239	4.53%, 01/31/2015 ±☼	88,222
	Federal Mogul Corp.
27,715	2.19%, 12/27/2014 ±	25,339
14,140	2.20%, 12/27/2015 ±	12,928
	Ford Motor Co., Term Loan
20,839	3.28%, 12/16/2013 ±	20,094
	Ford Motor Co., Term Loan B2
30,895	3.26%, 12/16/2013 ±☼	29,655
	Navistar Financial Corp.
28,354	4.25%, 12/16/2012 ◊☼	27,843
		229,849
	Other Services - 0.6%
	Rental Service Corp.
27,017	3.80%, 11/27/2013 ±	26,153

	Paper Manufacturing - 0.8%
	Smurfit-Stone Container Enterprise
15,000	4.75%, 05/01/2016 ◊☼Ψ	15,022
	Smurfit-Stone Container Enterprises, Inc.
10,135	2.89%, 11/01/2011 ±Ψ	10,097
3,370	3.05%, 11/01/2011 ±Ψ	3,357
2,039	4.50%, 11/01/2011 ±Ψ	2,032
	Smurfit-Stone Container Enterprises, Inc.,
	New Term Loan B
2,321	2.50%, 11/01/2011 ±Ψ	2,312
	Smurfit-Stone Container Enterprises, Inc.,
	New Term Loan C
4,374	2.50%, 11/01/2011 ±Ψ	4,358
	Smurfit-Stone Container Enterprises, Inc.,
	New Term Loan C-1
1,322	2.50%, 11/01/2011 ±Ψ	1,318
		38,496
	Petroleum and Coal Products Manufacturing - 3.7%
	Atlas Pipeline Partners L.P.
30,037	6.75%, 07/27/2014 ±	30,013
The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 83.9% - (continued)
	Petroleum and Coal Products Manufacturing - 3.7% - (continued)
	Big West Oil LLC
$25,213	6.50%, 05/14/2014 - 02/02/2015 ±Ψ	$24,930
11,471	12.00%, 01/31/2015 ◊☼	11,571
	Calumet Lubricants Co., L.P.
2,853	4.14%, 12/29/2014 ◊	2,712
21,127	4.25%, 01/03/2015 ±	20,084
	Dynegy Holdings, Inc., Letter of Credit
47,683	4.03%, 03/30/2013 ±☼	46,769
	Dynegy Holdings, Inc., Term Loan
7,879	4.03%, 03/30/2013 ◊☼	7,728
	Turbo Beta Ltd.
5,178	14.50%, 03/12/2018 ±⌂	4,556
	Western Refining, Inc.
25,962	9.75%, 05/30/2014 ±	25,427
		173,790
	Plastics and Rubber Products Manufacturing - 0.2%
	Graham Packaging Co., Inc.
8,000	2.50%, 12/31/2011 ◊☼	7,940

	Professional, Scientific and Technical Services - 1.1%
	Advantage Sales & Marketing, Inc.
14,959	2.26%, 03/29/2013 ±	14,921
17,884	5.00%, 04/30/2016 ±☼	17,906
2,933	8.50%, 04/30/2017 ◊☼	2,937
	Brand Energy & Infrastructure Services
5,818	2.56%, 02/07/2014 ±	5,615
1,844	3.56%, 02/07/2014 ±	1,795
	Southern Graphic Systems
3,988	2.88%, 12/30/2011 ±	3,869
1,091	2.89%, 12/30/2011 ±	1,038
	Tensar Corp.
6,338	3.84%, 10/28/2012 ±	4,976
		53,057
	Real Estate and Rental and Leasing - 2.1%
	International Lease Finance Corp.
8,654	6.75%, 03/17/2015 ±	8,818
	Realogy Corp.
19,314	3.24%, 10/05/2013 ◊☼	17,528
77,694	3.29%, 10/10/2013 - 10/05/2014 ±☼	70,507
		96,853
	Retail Trade - 5.3%
	Atrium Companies, Inc.
13,500	7.00%, 04/29/2016 ◊☼	13,399
	Dollar General Corp.
22,224	3.03%, 07/06/2014 ±	21,867
	Dollarama Group L.P.
5,246	2.02%, 11/18/2011 ±	5,208
	Michaels Stores, Inc.
16,432	2.44%, 10/31/2013 ±	15,728
67,519	4.77%, 07/31/2016 ±☼	66,464
	Neiman Marcus Group
15,000	2.25%, 04/06/2013 ±☼	14,337
	Rite Aid Corp.
15,030	2.01%, 06/01/2014 ±	13,903
55,766	3.00%, 06/04/2014 ±☼	55,096
17,500	9.50%, 06/10/2015 ±	18,222
	Sports Authority, Inc.
10,417	2.54%, 04/25/2013 ±	9,636
	Toys R Us, Inc.
16,000	4.51%, 07/19/2012 ±	15,953
		249,813
	Services - 0.4%
	Clarke American Corp.
18,468	2.79%, 02/28/2014 ±	17,019

	Soap, Cleaning Compound and Toilet Manufacturing - 0.8%
	Jarden Corp.
3,198	2.04%, 01/24/2012 ±	3,177
	Philosophy, Inc.
6,276	2.03%, 03/17/2014 ±	5,852
	Revlon Consumer Products Corp.
12,000	6.00%, 03/15/2017 ±	11,937
	Yankee Candle Co.
16,939	2.28%, 02/06/2014 ±☼	16,591
		37,557
	Textile Product Mills - 0.3%
	Levi Strauss & Co.
16,878	2.51%, 03/09/2014 ±	16,167

	Truck Transportation - 1.9%
	Cardinal Logistics Management
4,703	12.50%, 09/23/2013 ±⌂	3,527
	Jacobson Cos.
3,832	2.78%, 06/19/2014 ±	3,503
	Kenan Advantage Group
7,710	3.02%, 12/16/2011 ±	7,595
	Swift Transportation Co., Inc.
76,959	8.25%, 05/10/2014 ±☼	73,973
		88,598
	Utilities - 4.5%
	Astoria Generating Co. Acquisitions LLC
3,057	2.03%, 02/23/2012 ±	3,006
17,500	4.03%, 08/23/2013 ±	16,931
	BRSP LLC
14,651	7.50%, 06/24/2014 ±	14,651
	Calpine Corp.
64,006	3.17%, 03/29/2014 ±	61,460
	NRG Energy, Inc.
22,228	2.04%, 02/01/2013 ◊	21,752
	Reliant Energy, Inc.
9,000	2.00%, 06/30/2014 ◊	8,850
	Texas Competitive Electric Holdings Co. LLC
46,837	3.75%, 10/10/2014 ±☼	38,348
32,897	3.79%, 10/10/2014 ±	26,626

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 83.9% - (continued)
	Utilities - 4.5% - (continued)
	TPF Generation Holdings LLC
$5,647	2.29%, 12/15/2013 ±		$5,476
2,948	2.29%, 12/15/2011 - 12/15/2013 ◊		2,859
15,744	4.54%, 12/21/2014 ±		14,544
			214,503
	Total senior floating rate interests: non- investment grade (cost $3,878,707)		$3,954,559

COMMON STOCKS - 0.6%
	Automobiles & Components - 0.4%
231	Lear Corp. ●		$18,766

	Materials - 0.2%
226	LyondellBasell Industries Class A ●		5,537
226	LyondellBasell Industries Class B ●		5,089
			10,626
	Total common stocks (cost $22,318)		$29,392

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc.		$94

	Total warrants (cost $–)		$94

	Total long-term investments (cost $4,424,076)		$4,547,828

SHORT-TERM INVESTMENTS - 9.7%
	Investment Pools and Funds - 5.5%
195,637	JP Morgan U.S. Government Money Market Fund ╦		$195,637
–	State Street Bank U.S. Government Money Market Fund		–
63,649	Wells Fargo Advantage Government Money Market Fund		63,649
			259,286
	Repurchase Agreements - 4.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/03/2010 in the amount of $82,930, collateralized by U.S. Treasury Bond 5.25%, 2029, U.S. Treasury Note 0.88%, 2011, value of $85,283)
$82,928	0.18%, 04/30/2010		82,928
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $33,415, collateralized by U.S. Treasury Note 1.25% - 1.50%, 2010, value of $34,082)
33,414	0.18%, 04/30/2010		33,414
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $82,018, collateralized by U.S. Treasury Note 1.75% - 3.00%, 2014 - 2017, value of $83,657)
82,017	0.19%, 04/30/2010		82,017
			198,359
	Total short-term investments (cost $457,645)		$457,645

	Total investments (cost $4,881,721) ▲	106.2%	$5,005,473
	Other assets and liabilities	(6.2)%	(290,764)
	Total net assets	100.0%	$4,714,709

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.6% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $4,887,199 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$177,819
Unrealized Depreciation	(59,545)
Net Unrealized Appreciation	$118,274

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $152,491, which represents 3.23% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2010 was $441,688.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swaps.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR ─ EURO

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2007	$2,600	Bayview Financial Acquisition
		Trust, 2.41%, 05/28/2037	$2,600
04/2006 -	$8,440	Buckeye Check Cashing, Inc.,
05/2008		3.08%, 05/01/2012	8,240
03/2007 -	$4,703	Cardinal Logistics Management,
03/2010		12.50%, 09/23/2013	4,618
03/2006 -	$11,653	Caribe Information Investment,
06/2007		Inc., 2.53%, 03/29/2013	11,666
03/2007	$1,463	F & W Publications, Inc., New
		Term Loan B, 0.00%, 08/05/2012	1,463
03/2007 -	$4,500	F & W Publications, Inc., Second
08/2007		Lien Term Loan, 0.00%,
		08/05/2012	4,492
02/2006 -	$6,950	F & W Publications, Inc., Tranche
11/2006		B Term Loan, 0.00%, 08/05/2012	6,950
04/2007	$3,826	HMSC Corp., 2.59%, 04/03/2014	3,829
04/2007 -	$10,066	MacAndrews Amg Holdings LLC,
02/2010		6.04%, 04/17/2012	9,816
03/2007 -	$17,009	MacQuarie Aircraft Leasing
05/2007		Finance S.A., 1.77%, 11/29/2013	17,009
03/2007 -	$9,792	MacQuarie Aircraft Leasing
06/2009		Finance S.A., 4.27%, 11/29/2013	7,072
02/2006 -	$14,158	Raycom TV Broadcasting, Inc.,
05/2007		1.81%, 06/25/2014	14,151
06/2008 -	$5,178	Turbo Beta Ltd., 14.50%,
11/2009		03/12/2018	5,178

The aggregate value of these securities at April 30, 2010 was $74,951 which represents 1.59% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

Credit Default Swap Agreements Outstanding at April 30, 2010

						Unrealized
		Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
JP Morgan Chase Bank	LCDX North American Index	Buy	5.00%	12/22/14	$150,000	$8,268
						$8,268

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$4,500	$–	$–	$4,500
Common Stocks ‡	29,392	29,392	–	–
Corporate Bonds: Investment Grade	95,641	–	92,570	3,071
Corporate Bonds: Non-Investment Grade	445,111	–	401,310	43,801
Senior Floating Rate Interests: Investment Grade	18,531	–	18,531	–
Senior Floating Rate Interests: Non-Investment Grade	3,954,559	–	3,954,559	–
Warrants	94	94	–	–
Short-Term Investments	457,645	259,286	198,359	–
Total	$5,005,473	$288,772	$4,665,329	$51,372
Credit Default Swaps *	8,268	–	8,268	–
Total	$8,268	$–	$8,268	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	3*	2010
Assets:
Asset & Commercial Mortgage
Backed Securities	$12,019	$(3,367)	$9,319	†	$—	$(13,471)	$—	$—	$4,500
Corporate Bonds and Senior
Floating Rate Interests	40,951	14,108	(9,204	)‡	42,052	(40,580)	33,416	(33,871)	46,872
Total	$52,970	$10,741	$115		$42,052	$(54,051)	$33,416	$(33,871)	$51,372

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $900.
‡	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $379.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,881,721)	$5,005,473
Cash	3,457
Unrealized appreciation on swap contracts	8,268
Receivables:
Investment securities sold	137,234
Fund shares sold	66,167
Dividends and interest	25,918
Other assets	319
Total assets	5,246,836
Liabilities:
Payables:
Investment securities purchased	518,830
Fund shares redeemed	7,337
Investment management fees	308
Dividends	4,661
Administrative fees	—
Distribution fees	239
Accrued expenses	406
Swap premiums received	222
Other liabilities	124
Total liabilities	532,127
Net assets	$4,714,709
Summary of Net Assets:
Capital stock and paid-in-capital	$5,166,399
Accumulated undistributed net investment income	5,101
Accumulated net realized loss on investments and foreign currency transactions	(588,811)
Unrealized appreciation of investments	132,020
Net assets	$4,714,709

Shares authorized	2,400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.82/$9.09
Shares outstanding	198,576
Net assets	$1,751,264
Class B: Net asset value per share	$8.81
Shares outstanding	5,562
Net assets	$49,017
Class C: Net asset value per share	$8.81
Shares outstanding	195,261
Net assets	$1,720,339
Class I: Net asset value per share	$8.83
Shares outstanding	123,561
Net assets	$1,090,606
Class R3: Net asset value per share	$8.83
Shares outstanding	629
Net assets	$5,552
Class R4: Net asset value per share	$8.81
Shares outstanding	233
Net assets	$2,058
Class R5: Net asset value per share	$8.81
Shares outstanding	5
Net assets	$43
Class Y: Net asset value per share	$8.81
Shares outstanding	10,877
Net assets	$95,830

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$123,400
Total investment income	123,400
Expenses:
Investment management fees	11,358
Administrative services fees	5
Transfer agent fees	1,302
Distribution fees
Class A	1,771
Class B	238
Class C	7,003
Class R3	10
Class R4	2
Custodian fees	6
Accounting services fees	337
Registration and filing fees	160
Board of Directors' fees	24
Audit fees	28
Other expenses	319
Total expenses (before waivers and fees paid indirectly)	22,563
Expense waivers	(11)
Custodian fee offset	—
Total waivers and fees paid indirectly	(11)
Total expenses, net	22,552
Net Investment Income	100,848
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	5,879
Net realized gain on swap contracts	2,229
Net realized loss on forward foreign currency contracts	(1)
Net realized gain on other foreign currency transactions	22
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,129
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	212,045
Net unrealized appreciation of swap contracts	8,268
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	220,313
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	228,442
Net Increase in Net Assets Resulting from Operations	$329,290

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$100,848	$119,322
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,129	(266,688)
Net unrealized appreciation of investments and other financial instruments	220,313	639,542
Net Increase In Net Assets Resulting From Operations	329,290	492,176
Distributions to Shareholders:
From net investment income
Class A	(37,932)	(53,638)
Class B	(1,100)	(2,125)
Class C	(32,271)	(47,852)
Class I	(21,821)	(16,994)
Class R3	(98)	(66)
Class R4	(45)	(44)
Class R5	(1)	(2)
Class Y	(2,570)	(5,074)
Total distributions	(95,838)	(125,795)
Capital Share Transactions:
Class A	386,442	388,745
Class B	(1,545)	930
Class C	428,356	187,496
Class I	446,242	374,025
Class R3	2,443	2,082
Class R4	586	719
Class R5	15	(63)
Class Y	2,378	(20,269)
Net increase from capital share transactions	1,264,917	933,665
Net Increase In Net Assets	1,498,369	1,300,046
Net Assets:
Beginning of period	3,216,340	1,916,294
End of period	$4,714,709	$3,216,340
Accumulated undistributed (distribution in excess of) net investment income (loss)	$5,101	$91

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.

18

Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

19

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment

20

Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise

22

exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at April 30, 2010, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
	Unrealized appreciation on swap contracts	$8,268

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity  during the six-month period ended April 30, 2010.

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(1)	$—	$(1)
Credit contracts	—	—	—	—	2,229	2,229
Total	$—	$—	$—	$(1)	$2,229	$2,228

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Credit contracts	—	—	—	—	8,268	$8,268
Total	$—	$—	$—	$—	$8,268	$8,268

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$124,577	$179,028

24

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,348
Accumulated Capital Losses *	(591,462)
Unrealized Depreciation †	(93,771)
Total Accumulated Deficit	$(679,885)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(66)
Accumulated Net Realized Gain	66

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2014	$1,227
2015	48,277
2016	270,204
2017	271,754
Total	$591,462

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows: :

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	0.97%	1.00%	0.99%	0.96%		0.50%		0.29	%*
Class B Shares	1.75	1.75	1.75	1.75		1.35		1.04	*
Class C Shares	1.72	1.75	1.75	1.74		1.28		1.02	*
Class I Shares	0.74	0.74	0.74	0.71		0.43	†
Class R3 Shares	1.25	1.25	1.25	1.24	‡
Class R4 Shares	1.00	1.00	1.00	1.00	‡
Class R5 Shares	0.85	0.85	0.85	0.85	‡
Class Y Shares	0.65	0.68	0.69	0.68		0.15		0.01	*

*From April 29, 2005 (commencement of operations), through October 31, 2005.
†From August 31, 2006 (commencement of operations), through October 31, 2006.
‡From December 22, 2006 (commencement of operations), through October 31, 2007.

26

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $2,892 and contingent deferred sales charges of $373 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $71. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $1,307 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,373,974
Sales Proceeds Excluding U.S. Government Obligations	1,150,837

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares			Shares
		Issued for		Issued	Net Increase		Issued for			Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of		Reinvested	Shares		from	(Decrease) of
	Sold	Dividends	Merger	Shares	Redeemed	Shares Sold	Dividends	Redeemed		Merger	Shares
Class A
Shares	77,678	3,280	(36,320)	—	44,638	138,780	4,835	(91,865)		—	51,750
Amount	$666,315	$28,163	$(308,036)	$—	$386,442	$1,023,678	$36,108	$(671,041	) $	$—	388,745
Class B
Shares	318	78	(578)	—	(182)	1,362	177	(1,465)		—	74
Amount	$2,719	$667	$(4,931)	$—	$(1,545)	$10,042	$1,295	$(10,407	) $	$—	930
Class C
Shares	61,446	2,449	(14,009)	—	49,886	52,419	4,241	(34,239)		—	22,421
Amount	$526,863	$21,004	$(119,511)	$—	$428,356	$397,823	$31,106	$(241,433	) $	$—	187,496
Class I
Shares	66,331	1,634	(16,035)	—	51,930	66,941	1,663	(20,946)		—	47,658
Amount	$569,597	$14,041	$(137,396)	$—	$446,242	$519,084	$12,554	$(157,613	) $	$—	374,025
Class R3
Shares	306	12	(34)	—	284	317	9	(57)		—	269
Amount	$2,638	$98	$(293)	$—	$2,443	$2,435	$66	$(419	) $	$—	2,082
Class R4
Shares	83	5	(20)	—	68	121	6	(34)		—	93
Amount	$711	$45	$(170)	$—	$586	$926	$44	$(251	) $	$—	719
Class R5
Shares	5	—	(3)	—	2	—	—	(10)		—	(10)
Amount	$38	$1	$(24)	$—	$15	$5	$2	$(70	) $	$—	(63)
Class Y
Shares	1,494	244	(1,466)	—	272	3,244	638	(7,066)		—	(3,184)
Amount	$12,885	$2,085	$(12,592)	$—	$2,378	$23,981	$4,618	$(48,868	) $	$—	(20,269)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	85	$733
For the Year Ended October 31, 2009	89	$654

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

28

9.	Pending Legal Proceedings:

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July, 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders, alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, have appealed the decision. Oral arguments in the appeal are scheduled for October of this year. If the bankruptcy court’s decision is upheld on appeal, the Fund would be liable for $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

29

The Hartford Floating Rate Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$8.30	$0.24	$–	$0.51	$0.75	$(0.23)	$–	$–	$(0.23)	$0.52	$8.82
B	8.30	0.21	–	0.50	0.71	(0.20)	–	–	(0.20)	0.51	8.81
C	8.29	0.21	–	0.51	0.72	(0.20)	–	–	(0.20)	0.52	8.81
I	8.31	0.25	–	0.51	0.76	(0.24)	–	–	(0.24)	0.52	8.83
R3	8.31	0.23	–	0.51	0.74	(0.22)	–	–	(0.22)	0.52	8.83
R4	8.30	0.24	–	0.50	0.74	(0.23)	–	–	(0.23)	0.51	8.81
R5	8.30	0.25	–	0.49	0.74	(0.23)	–	–	(0.23)	0.51	8.81
Y	8.29	0.25	–	0.51	0.76	(0.24)	–	–	(0.24)	0.52	8.81

For the Year Ended October 31, 2009
A	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
B	7.13	0.37	–	1.19	1.56	(0.39)	–	–	(0.39)	1.17	8.30
C	7.13	0.36	–	1.19	1.55	(0.39)	–	–	(0.39)	1.16	8.29
I	7.13	0.43	–	1.21	1.64	(0.46)	–	–	(0.46)	1.18	8.31
R3	7.14	0.40	–	1.19	1.59	(0.42)	–	–	(0.42)	1.17	8.31
R4	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
R5	7.15	0.48	–	1.12	1.60	(0.45)	–	–	(0.45)	1.15	8.30
Y	7.13	0.45	–	1.17	1.62	(0.46)	–	–	(0.46)	1.16	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	–	(2.68)	(2.13)	(0.53)	–	–	(0.53)	(2.66)	7.13
B	9.79	0.47	–	(2.67)	(2.20)	(0.46)	–	–	(0.46)	(2.66)	7.13
C	9.78	0.47	–	(2.66)	(2.19)	(0.46)	–	–	(0.46)	(2.65)	7.13
I	9.79	0.57	–	(2.68)	(2.11)	(0.55)	–	–	(0.55)	(2.66)	7.13
R3	9.79	0.52	–	(2.66)	(2.14)	(0.51)	–	–	(0.51)	(2.65)	7.14
R4	9.78	0.54	–	(2.66)	(2.12)	(0.53)	–	–	(0.53)	(2.65)	7.13
R5	9.81	0.56	–	(2.68)	(2.12)	(0.54)	–	–	(0.54)	(2.66)	7.15
Y	9.78	0.57	–	(2.66)	(2.09)	(0.56)	–	–	(0.56)	(2.65)	7.13

For the Year Ended October 31, 2007
A	10.11	0.66	–	(0.31)	0.35	(0.67)	–	–	(0.67)	(0.32)	9.79
B	10.11	0.58	–	(0.31)	0.27	(0.59)	–	–	(0.59)	(0.32)	9.79
C	10.11	0.59	–	(0.32)	0.27	(0.60)	–	–	(0.60)	(0.33)	9.78
I	10.11	0.70	–	(0.32)	0.38	(0.70)	–	–	(0.70)	(0.32)	9.79
R3(G)	10.09	0.54	–	(0.31)	0.23	(0.53)	–	–	(0.53)	(0.30)	9.79
R4(G)	10.09	0.56	–	(0.32)	0.24	(0.55)	–	–	(0.55)	(0.31)	9.78
R5(G)	10.09	0.58	–	(0.29)	0.29	(0.57)	–	–	(0.57)	(0.28)	9.81
Y	10.11	0.69	–	(0.32)	0.37	(0.70)	–	–	(0.70)	(0.33)	9.78

For the Year Ended October 31, 2006
A	10.09	0.62	–	0.02	0.64	(0.62)	–	–	(0.62)	0.02	10.11
B	10.08	0.54	–	0.03	0.57	(0.54)	–	–	(0.54)	0.03	10.11
C	10.08	0.55	–	0.03	0.58	(0.55)	–	–	(0.55)	0.03	10.11
I(H)	10.11	0.12	–	–	0.12	(0.12)	–	–	(0.12)	–	10.11
Y	10.08	0.66	–	0.02	0.68	(0.65)	–	–	(0.65)	0.03	10.11

From (commencement of operations) April 29, 2005, through October 31, 2005
A(I)	10.00	0.22	–	0.08	0.30	(0.21)	–	–	(0.21)	0.09	10.09
B(I)	10.00	0.19	–	0.08	0.27	(0.19)	–	–	(0.19)	0.08	10.08
C(I)	10.00	0.18	–	0.09	0.27	(0.19)	–	–	(0.19)	0.08	10.08
Y(I)	10.00	0.23	–	0.08	0.31	(0.23)	–	–	(0.23)	0.08	10.08
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.
(H)	Commenced operations on August 31, 2006.
(I)	Commenced operations on April 29, 2005.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

9.14	%(E)	$1,751,264	0.97	%(F)	0.97	%(F)	0.97	%(F)	5.62	%(F)	32%
8.60	(E)	49,017	1.78	(F)	1.75	(F)	1.75	(F)	4.83	(F)	–
8.74	(E)	1,720,339	1.72	(F)	1.72	(F)	1.72	(F)	4.87	(F)	–
9.26	(E)	1,090,606	0.74	(F)	0.74	(F)	0.74	(F)	5.86	(F)	–
8.98	(E)	5,552	1.39	(F)	1.25	(F)	1.25	(F)	5.35	(F)	–
9.00	(E)	2,058	1.06	(F)	1.00	(F)	1.00	(F)	5.59	(F)	–
9.08	(E)	43	0.89	(F)	0.85	(F)	0.85	(F)	5.81	(F)	–
9.33	(E)	95,830	0.65	(F)	0.65	(F)	0.65	(F)	5.93	(F)	–

23.65		1,277,011	1.00		1.00		1.00		5.69		55
22.60		47,635	1.84		1.75		1.75		5.00		–
22.60		1,204,826	1.76		1.75		1.75		4.99		–
23.93		594,705	0.74		0.74		0.74		5.94		–
23.17		2,863	1.41		1.25		1.25		5.36		–
23.50		1,367	1.10		1.00		1.00		5.70		–
23.32		26	0.97		0.85		0.85		5.99		–
23.87		87,907	0.68		0.68		0.68		6.12		–

(22.71)		728,882	0.99		0.99		0.99		6.02		18
(23.30)		40,440	1.81		1.75		1.75		5.23		–
(23.24)		876,501	1.75		1.75		1.75		5.25		–
(22.51)		171,007	0.74		0.74		0.74		6.28		–
(22.80)		544	1.45		1.25		1.25		5.63		–
(22.63)		515	1.15		1.00		1.00		5.71		–
(22.55)		90	0.86		0.85		0.85		6.24		–
(22.39)		98,315	0.69		0.69		0.69		6.23		–

3.54		1,996,644	0.96		0.96		0.96		6.61		62
2.72		71,403	1.80		1.75		1.75		5.84		–
2.67		1,870,911	1.74		1.74		1.74		5.86		–
3.84		406,906	0.71		0.71		0.71		6.88		–
2.31	(E)	285	1.75	(F)	1.25	(F)	1.25	(F)	6.59	(F)	–
2.42	(E)	10	1.18	(F)	1.00	(F)	1.00	(F)	6.58	(F)	–
2.90	(E)	205	0.86	(F)	0.85	(F)	0.85	(F)	6.81	(F)	–
3.73		104,762	0.68		0.68		0.68		6.92		–

6.56		1,500,394	0.98		0.50		0.50		6.71		33
5.79		42,182	1.83		1.35		1.35		5.84		–
5.86		828,910	1.77		1.28		1.28		5.93		–
1.21	(E)	61,805	0.74	(F)	0.43	(F)	0.43	(F)	7.99	(F)	–
7.00		50,896	0.65		0.15		0.15		6.89		–

3.06	(E)	169,485	1.03	(F)	0.29	(F)	0.29	(F)	5.68	(F)	15
2.66	(E)	5,659	1.89	(F)	1.04	(F)	1.04	(F)	4.91	(F)	–
2.67	(E)	92,710	1.79	(F)	1.02	(F)	1.02	(F)	5.03	(F)	–
3.10	(E)	10,062	0.73	(F)	0.01	(F)	0.01	(F)	6.06	(F)	–

31

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

33

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,091.40	$5.03	$1,000.00	$1,019.98	$4.86	0.97%	181	365
Class B	$1,000.00	$1,086.00	$9.05	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class C	$1,000.00	$1,087.40	$8.90	$1,000.00	$1,016.27	$8.60	1.72	181	365
Class I	$1,000.00	$1,092.60	$3.84	$1,000.00	$1,021.12	$3.71	0.74	181	365
Class R3	$1,000.00	$1,089.80	$6.48	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class R4	$1,000.00	$1,090.00	$5.18	$1,000.00	$1,019.84	$5.01	1.00	181	365
Class R5	$1,000.00	$1,090.80	$4.41	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class Y	$1,000.00	$1,093.30	$3.37	$1,000.00	$1,021.57	$3.26	0.65	181	365

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-FR10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Fundamental Growth Fund

The Hartford Fundamental Growth Fund

The Hartford Fundamental Growth Fund inception 05/24/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/24/01 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Growth Index is an unmanaged index which measures the  performance of those Russell 1000 Index companies with higher price-to-book  ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Fundamental Growth A#	16.19%	42.38%	5.09%	2.06%
Fundamental Growth A##		34.54%	3.91%	1.42%
Fundamental Growth B#	15.77%	41.57%	4.35%	NA*
Fundamental Growth B##		36.57%	4.01%	NA*
Fundamental Growth C#	15.79%	41.43%	4.31%	1.33%
Fundamental Growth C##		40.43%	4.31%	1.33%
Fundamental Growth Y#	16.46%	43.07%	5.58%	2.54%
Russell 1000 Growth Index	15.79%	38.16%	4.05%	0.21%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Fundamental Growth Fund returned 16.19%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmark, the Russell 1000 Growth Index, which returned 15.79% for the same period. The Fund also outperformed the 14.77% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities pushed higher during the period, extending the rally that has continued nearly uninterrupted for over a year. Investor confidence continued to grow amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Increasing sovereign risk concerns and tightening credit conditions in China were not enough to derail the equity markets during the period.

In this environment, small-cap stocks (+28%) outperformed mid-cap stocks (+26%) and large cap stocks (+16%), as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Value stocks (+18%) slightly outperformed growth stocks (+16%), as measured by the Russell 1000 Value and Russell 1000 Growth indices, respectively. Within the Russell 1000 Growth Index, all ten broad economic sectors posted positive returns. Industrials (+27%), Consumer Discretionary (+25%), and Telecommunication Services (+19%) had the strongest returns while Utilities (+2%), Energy (+6%), and Consumer Staples (+8%) posted the weakest returns.

The Fund outperformed the benchmark during the period due to strong stock selection and positive sector allocation, which was a result of bottom-up (i.e. stock by stock fundamental research)

2

stock selection. Stock selection was strongest in Financials, Industrials, and Materials. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Consumer Staples also contributed to relative returns.

Top contributors to relative performance included Alliance Data Systems (Information Technology), Assured Guaranty (Financials), and Wesco International (Industrials). Credit card processor Alliance Data Systems’ shares rose as the company posted strong first quarter of 2010 results. Shares of Assured Guaranty, a credit enhancement product provider, surged higher after the company reported solid quarterly earnings and an increase in market share. The stock price of electrical supplies distributor Wesco International rose as investor expectations of a solid first quarter were confirmed. Apple (Information Technology) was among the top absolute (i.e. total return) contributors to performance.

The three largest detractors from benchmark-relative performance were Pfizer (Health Care), Noble (Energy), and AstraZeneca (Health Care). Pfizer, a global pharmaceutical company, issued lower-than-expected earnings guidance for 2010 and trimmed its 2012 guidance, disappointing investors and causing the share price to lag. Noble, an offshore drilling contractor, saw its share price stagnate during the period on concerns about new capacity coming in the global jackup market and uncertain spending plans in Mexico, both areas where Noble has high exposure. The shares of AstraZeneca, a biopharmaceutical firm, fell after the company posted disappointing fourth quarter earnings due to higher expenses. Notable detractors from absolute returns included QUALCOMM (Information Technology), Steel Dynamics (Materials), and Global Payments (Information Technology).

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength, and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. The housing market remains fragile, although declines appear to be moderating.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology, Financials, and Industrials and most underweight in Consumer Staples, Health Care, and Utilities relative to the Russell 1000 Growth Index.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	1.2%
Capital Goods (Industrials)	10.1
Consumer Services (Consumer Discretionary)	4.2
Diversified Financials (Financials)	2.6
Energy (Energy)	4.5
Food & Staples Retailing (Consumer Staples)	3.0
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	4.7
Household & Personal Products (Consumer Staples)	3.2
Insurance (Financials)	3.3
Materials (Materials)	4.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.5
Retailing (Consumer Discretionary)	7.6
Semiconductors & Semiconductor Equipment (Information Technology)	2.3
Software & Services (Information Technology)	16.8
Technology Hardware & Equipment (Information Technology)	18.2
Transportation (Industrials)	1.6
Short-Term Investments	1.4
Other Assets and Liabilities	0.8
Total	100.0%

3

The Hartford Fundamental Growth Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8%
	Banks - 1.2%
27	Wells Fargo & Co.	$881

	Capital Goods - 10.1%
26	Deere & Co.	1,537
12	Flowserve Corp.	1,375
61	General Electric Co.	1,154
35	Honeywell International, Inc.	1,662
10	Precision Castparts Corp.	1,296
15	WESCO International, Inc. ●	617
		7,641
	Consumer Services - 4.2%
21	ITT Educational Services, Inc. ●	2,093
15	McDonald's Corp.	1,066
		3,159
	Diversified Financials - 2.6%
24	Ameriprise Financial, Inc.	1,094
29	Morgan Stanley	861
		1,955
	Energy - 4.5%
10	Apache Corp.	987
18	Consol Energy, Inc.	791
23	Noble Corp.	904
15	Ultra Petroleum Corp. ●	726
		3,408
	Food & Staples Retailing - 3.0%
33	CVS/Caremark Corp.	1,215
20	Wal-Mart Stores, Inc.	1,073
		2,288
	Food, Beverage & Tobacco - 1.9%
22	PepsiCo, Inc.	1,422

	Health Care Equipment & Services - 4.7%
16	Covidien plc	768
10	Express Scripts, Inc. ●	951
22	St. Jude Medical, Inc. ●	894
30	UnitedHealth Group, Inc.	913
		3,526
	Household & Personal Products - 3.2%
15	Colgate-Palmolive Co.	1,253
19	Procter & Gamble Co.	1,163
		2,416
	Insurance - 3.3%
20	Aflac, Inc.	1,024
68	Assured Guaranty Ltd.	1,472
		2,496
	Materials - 4.1%
17	Barrick Gold Corp.	758
4	Freeport-McMoRan Copper & Gold, Inc.	325
7	Potash Corp. of Saskatchewan, Inc.	718
15	Rio Tinto plc ADR	753
33	Steel Dynamics, Inc.	512
		3,066
	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
31	AstraZeneca plc ADR	1,349
25	Celgene Corp. ●	1,530
79	Pfizer, Inc.	1,317
25	Teva Pharmaceutical Industries Ltd. ADR	1,439
15	Thermo Fisher Scientific, Inc. ●	807
		6,442
	Retailing - 7.6%
5	Amazon.com, Inc. ●	740
39	Lowe's Co., Inc.	1,044
26	Nordstrom, Inc.	1,066
24	Staples, Inc.	560
23	The Buckle, Inc.	818
33	TJX Cos., Inc.	1,511
		5,739
	Semiconductors & Semiconductor Equipment - 2.3%
34	Analog Devices, Inc.	1,026
48	Micron Technology, Inc. ●	451
11	Texas Instruments, Inc.	286
		1,763
	Software & Services - 16.8%
13	Accenture plc	554
22	Alliance Data Systems Corp. ●	1,667
19	BMC Software, Inc. ●	756
55	eBay, Inc. ●	1,307
26	Global Payments, Inc.	1,100
4	Google, Inc. ●	1,850
85	Microsoft Corp.	2,596
70	Oracle Corp.	1,811
9	Visa, Inc.	803
16	Western Union Co.	294
		12,738
	Technology Hardware & Equipment - 18.2%
12	Apple, Inc. ●	3,055
101	Cisco Systems, Inc. ●	2,722
40	Corning, Inc.	770
92	EMC Corp. ●	1,747
29	Hewlett-Packard Co.	1,486
15	IBM Corp.	1,987
25	Qualcomm, Inc.	957
15	Research In Motion Ltd. ●	1,032
		13,756
	Transportation - 1.6%
17	United Parcel Service, Inc. Class B	1,169

	Total common stocks
	(cost $62,346)	$73,865

	Total long-term investments
	(cost $62,346)	$73,865

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $113,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $115)
$113	0.20%, 04/30/2010	$113
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.4% - (continued)
	Repurchase Agreements - 1.4% - (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $420,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $428)
$420	0.20%, 04/30/2010		$420
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $129, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $132)
129	0.20%, 04/30/2010		129
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $262,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $268)
262	0.19%, 04/30/2010		262
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$ 2, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $2)
2	0.18%, 04/30/2010		2
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $153, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of $157)
153	0.20%, 04/30/2010		153
			1,079
	Total short-term investments
	(cost $1,079)		$1,079

	Total investments
	(cost $63,425) ▲	99.2%	$74,944
	Other assets and liabilities	0.8%	627
	Total net assets	100.0%	$75,571

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.0% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $65,234 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,788
Unrealized Depreciation	(2,078)
Net Unrealized Appreciation	$9,710

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$73,865	$73,865	$–	$–
Short-Term Investments	1,079	–	1,079	–
Total	$74,944	$73,865	$1,079	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $63,425)	$74,944
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	1,077
Fund shares sold	353
Dividends and interest	52
Other assets	45
Total assets	76,471
Liabilities:
Bank overdraft — U.S. Dollars	80
Payables:
Investment securities purchased	677
Fund shares redeemed	109
Investment management fees	7
Distribution fees	2
Accrued expenses	25
Total liabilities	900
Net assets	$75,571
Summary of Net Assets:
Capital stock and paid-in-capital	$78,118
Accumulated net investment loss	(64)
Accumulated net realized loss on investments	(14,002)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	11,519
Net assets	$75,571

Shares authorized	300,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.55 /$11.16
Shares outstanding	3,484
Net assets	$36,762
Class B: Net asset value per share	$9.91
Shares outstanding	299
Net assets	$2,968
Class C: Net asset value per share	$9.90
Shares outstanding	937
Net assets	$9,275
Class Y: Net asset value per share	$10.93
Shares outstanding	2,431
Net assets	$26,566

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$396
Interest	1
Less: Foreign tax withheld	(2)
Total investment income	395

Expenses:
Investment management fees	266
Transfer agent fees	55
Distribution fees
Class A	40
Class B	18
Class C	44
Custodian fees	4
Accounting services fees	3
Registration and filing fees	21
Board of Directors' fees	2
Audit fees	3
Other expenses	11
Total expenses (before waivers and fees paid indirectly)	467
Expense waivers	(6)
Transfer agent fee waivers	(2)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(9)
Total expenses, net	458
Net Investment Loss	(63)
Net Realized Gain on Investments:
Net realized gain on investments in securities	3,671
Net Realized Gain on Investments	3,671
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	5,452
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments	5,452
Net Gain on Investments	9,123
Net Increase in Net Assets Resulting from Operations	$9,060

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income (loss)	$(63)	$43
Net realized gain (loss) on investments	3,671	(11,257)
Net unrealized appreciation of investments	5,452	18,932
Net Increase In Net Assets Resulting From Operations	9,060	7,718
Distributions to Shareholders:
From net investment income
Class Y	(42)	—
Total distributions	(42)	—
Capital Share Transactions:
Class A	4,358	(338)
Class B	(1,546)	(2,948)
Class C	(99)	(1,358)
Class Y	9,879	1,496
Net increase (decrease) from capital share transactions	12,592	(3,148)
Net Increase In Net Assets	21,610	4,570
Net Assets:
Beginning of period	53,961	49,391
End of period	$75,571	$53,961
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(64)	$41

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

12

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.  In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$6,221
Long-Term Capital Gains *	—	1,094

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$42
Accumulated Capital Losses *	(15,864)
Unrealized Appreciation †	4,257
Total Accumulated Deficit	$(11,565)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(2)
Accumulated Net Realized Gain	2

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$4,938
2017	10,926
Total	$15,864

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

14

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Asset Levels	0.01%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.45%	2.20%	2.20%	1.05%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007	2006	2005
Class A Shares	1.45%	1.39%	1.45%	1.47%	1.48%	1.57%
Class B Shares	2.20	1.95	2.18	2.22	2.23	2.32
Class C Shares	2.20	2.17	2.20	2.20	2.23	2.32
Class Y Shares	0.99	1.03	0.96	1.02	1.05	1.13

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $61 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $51 for providing such services. These fees are accrued daily and paid monthly.

16

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.28%	26.24%
Class B	0.29	25.34
Class C	0.29	25.32
Class Y	0.28	26.83

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$36,180
Sales Proceeds Excluding U.S. Government Obligations	24,937

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	927	—	(518)	—	409	839	—	(933)	—	(94)
Amount	$9,574	$—	$(5,216)	$—	$4,358	$6,509	$—	$(6,847)	$—	$(338)
Class B
Shares	21	—	(183)	—	(162)	62	—	(472)	—	(410)
Amount	$205	$—	$(1,751)	$—	$(1,546)	$437	$—	$(3,385)	$—	$(2,948)
Class C
Shares	121	—	(132)	—	(11)	159	—	(363)	—	(204)
Amount	$1,155	$—	$(1,254)	$—	$(99)	$1,136	$—	$(2,494)	$—	$(1,358)
Class Y
Shares	981	4	(42)	—	943	937	—	(840)	—	97
Amount	$10,260	$42	$(423)	$—	$9,879	$6,973	$—	$(5,477)	$—	$1,496

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	100	$1,024
For the Year Ended October 31, 2009	213	$1,666

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

18

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19

The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data – (A)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$9.08	$(0.01)	$–	$1.48	$1.47	$–	$–	$–	$–	$1.47	$10.55
B	8.56	(0.07)	–	1.42	1.35	–	–	–	–	1.35	9.91
C	8.55	(0.04)	–	1.39	1.35	–	–	–	–	1.35	9.90
Y	9.41	–	–	1.55	1.55	(0.03)	–	–	(0.03)	1.52	10.93

For the Year Ended October 31, 2009
A	7.57	0.01	–	1.50	1.51	–	–	–	–	1.51	9.08
B	7.18	(0.03)	–	1.41	1.38	–	–	–	–	1.38	8.56
C	7.18	(0.05)	–	1.42	1.37	–	–	–	–	1.37	8.55
Y	7.82	0.05	–	1.54	1.59	–	–	–	–	1.59	9.41

For the Year Ended October 31, 2008
A	13.95	(0.01)	–	(4.85)	(4.86)	–	(1.52)	–	(1.52)	(6.38)	7.57
B	13.40	(0.09)	–	(4.61)	(4.70)	–	(1.52)	–	(1.52)	(6.22)	7.18
C	13.41	(0.09)	–	(4.62)	(4.71)	–	(1.52)	–	(1.52)	(6.23)	7.18
Y	14.27	–	–	(4.93)	(4.93)	–	(1.52)	–	(1.52)	(6.45)	7.82

For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	–	–	–	–	2.93	13.95
B	10.66	(0.14)	0.04	2.84	2.74	–	–	–	–	2.74	13.40
C	10.67	(0.13)	0.04	2.83	2.74	–	–	–	–	2.74	13.41
Y	11.22	0.02	0.04	2.99	3.05	–	–	–	–	3.05	14.27

For the Year Ended October 31, 2006
A	10.26	0.02	–	0.81	0.83	(0.07)	–	–	(0.07)	0.76	11.02
B	9.94	(0.06)	–	0.78	0.72	–	–	–	–	0.72	10.66
C	9.94	(0.07)	–	0.80	0.73	–	–	–	–	0.73	10.67
Y	10.44	0.04	–	0.85	0.89	(0.11)	–	–	(0.11)	0.78	11.22

For the Year Ended October 31, 2005
A	9.14	0.08	–	1.04	1.12	–	–	–	–	1.12	10.26
B	8.92	(0.01)	–	1.03	1.02	–	–	–	–	1.02	9.94
C	8.92	(0.01)	–	1.03	1.02	–	–	–	–	1.02	9.94
Y	9.28	0.13	–	1.06	1.19	(0.03)	–	–	(0.03)	1.16	10.44

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.19	%(E)	$36,762	1.48	%(F)	1.45	%(F)	1.45	%(F)	(0.19	)%(F)	41%
15.77	(E)	2,968	2.43	(F)	2.20	(F)	2.20	(F)	(0.92	)(F)	–
15.79	(E)	9,275	2.20	(F)	2.20	(F)	2.20	(F)	(0.93	)(F)	–
16.46	(E)	26,566	0.99	(F)	0.99	(F)	0.99	(F)	0.26	(F)	–

19.95		27,915	1.63		1.40		1.40		0.15		113
19.22		3,943	2.58		1.95		1.95		(0.33)		–
19.08		8,103	2.36		2.17		2.17		(0.61)		–
20.34		14,000	1.04		1.04		1.04		0.56		–

(38.66)		23,989	1.48		1.45		1.45		(0.06)		110
(39.11)		6,254	2.30		2.19		2.19		(0.80)		–
(39.16)		8,276	2.21		2.20		2.20		(0.81)		–
(38.24)		10,872	0.96		0.96		0.96		0.36		–

26.59	(G)	39,831	1.50		1.47		1.47		(0.30)		159
25.70	(G)	12,307	2.30		2.22		2.22		(1.04)		–
25.68	(G)	13,703	2.22		2.20		2.20		(1.04)		–
27.18	(G)	390	1.02		1.02		1.02		0.17		–

8.07		40,215	1.68		1.50		1.50		0.14		123
7.24		13,162	2.47		2.25		2.25		(0.61)		–
7.34		13,065	2.39		2.25		2.25		(0.61)		–
8.57		487	1.18		1.07		1.07		0.56		–

12.31		50,067	1.65		1.60		1.60		0.68		112
11.44		15,156	2.45		2.35		2.35		(0.09)		–
11.44		16,737	2.36		2.35		2.35		(0.05)		–
12.86		473	1.16		1.16		1.16		1.27		–

21

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

23

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,161.90	$7.77	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class B	$1,000.00	$1,157.70	$11.77	$1,000.00	$1,013.88	$10.99	2.20	181	365
Class C	$1,000.00	$1,157.90	$11.77	$1,000.00	$1,013.88	$10.99	2.20	181	365
Class Y	$1,000.00	$1,164.60	$5.31	$1,000.00	$1,019.89	$4.96	0.99	181	365

25

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-FG10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

The Hartford Global Enhanced Dividend Fund

The Hartford Global Enhanced Dividend Fund inception 11/28/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income.
Capital appreciation is a secondary objective.

Performance Overview(1) 11/28/07 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Global Enhanced Dividend A#	8.96%	38.06%	-9.04%
Global Enhanced Dividend A##		30.47%	-11.15%
Global Enhanced Dividend C#	8.57%	36.87%	-9.72%
Global Enhanced Dividend C##		35.87%	-9.72%
Global Enhanced Dividend I#	9.08%	38.33%	-8.78%
Global Enhanced Dividend R3#	8.72%	37.47%	-9.42%
Global Enhanced Dividend R4#	8.88%	37.86%	-9.17%
Global Enhanced Dividend R5#	9.02%	38.46%	-8.86%
Global Enhanced Dividend Y#	9.08%	38.33%	-8.78%
MSCI World Value Index	8.64%	37.59%	-9.43%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Class C reflects CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

Portfolio Manager
Paul Bukowski, CFA	Hugh Whelan, CFA
Senior Vice President	Managing Director

How did the Fund perform?

The Class A shares of The Hartford Global Enhanced Dividend Fund returned 8.96%, before sales charges, for the six-month period ended April 30, 2010, versus 8.64% for its benchmark, the MSCI World Value Index.

Why did the Fund perform this way?

During the period, the Fund’s outperformance was driven primarily by security selection. Favorable security selection in the Financials and Utility sectors was partially offset by weak security selection in the Telecommunications sector. With regard to sector allocation, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Discretionary and Industrials sectors detracted from performance. From a country perspective, the Fund benefited from security selection within Japan and Germany, while security selection within the U.S. detracted from performance.

Among the largest contributors to returns relative to the benchmark were an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Ship Finance International (Energy) and in Seagate Technology (Information Technology). Ship Finance International rose on strong quarterly results. Seagate Technology climbed as it announced the launch of a new product and raised its guidance on expected quarterly results above analyst estimates.

Among the largest detractors to returns relative to the benchmark were an underweight in Salix Pharmaceuticals (Health Care) and an overweight in Total SA. (Energy). Salix Pharmaceuticals rose after it announced positive results from a pivotal phase III efficacy

2

and safety study. Total SA fell after it reported that fourth quarter profits would drop.

What is your outlook?

The first quarter of 2010 saw a return of strategies that typically outperform in the initial stages of a recovery. This includes strategies such as stocks with no earnings, low profitability, high beta, and low S&P ratings. It also includes distressed stock strategies as represented by extremely low price or price to book multiples.

These are the same strategies that performed well coming off the market bottom last spring. However, after the equity markets, as represented by the S&P 500 Index, rose some 50% since last spring, we find it difficult to categorize the most recent quarter as being in the initial stages of a recovery. By the end of 2009, we saw the rally and its primary drivers slowing and believed that we had reached an inflection point in investor sentiment. We believed that early recovery/easy wins were coming to an end and that investors would begin to recognize that for a sustainable recovery, company fundamentals would matter.

The risk to this scenario was that the cost of capital and credit spreads would continue to decline, and if that happened, strong fundamentals would matter less and investors would be more inclined to continue to take on additional risk. This risk appears to be exactly what happened. Despite this set back, we remain confident in our investment strategy. We believe that companies with strong growth and valuation fundamentals, particularly cash flow fundamentals, will outperform as we transition from recovery to expansion. However, we are aware that the risk to this strategy remains the same.

The Fund’s current top holdings include Royal Dutch Shell (Energy) and Total SA (Energy). Both companies have attractive dividend yields relative to their industry and have good business fundamentals.

Our team invests in companies that we believe have compelling yields along with sound fundamentals. When assessing the company’s fundamentals, we weigh more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior.

We are committed to our belief that, for long term success, the best approach is to remain fully invested and build the portfolio from the bottom-up based on company-specific fundamentals.

Diversification by Industry - Long Positions
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.3%
Banks (Financials)	12.2
Basic Materials (Materials)	0.7
Capital Goods (Industrials)	12.3
Commercial & Professional Services (Industrials)	3.1
Consumer Durables & Apparel (Consumer Discretionary)	3.8
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	6.9
Energy (Energy)	19.0
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	6.7
Health Care Equipment & Services (Health Care)	2.0
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	6.0
Materials (Materials)	5.4
Media (Consumer Discretionary)	2.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.0
Real Estate (Financials)	5.4
Retailing (Consumer Discretionary)	2.6
Semiconductors & Semiconductor Equipment (Information Technology)	3.7
Software & Services (Information Technology)	3.3
Technology Hardware & Equipment (Information Technology)	6.3
Telecommunication Services (Services)	12.1
Transportation (Industrials)	0.9
Utilities (Utilities)	11.1
Short-Term Investments	1.9
Total Long Positions	141.4
Short Positions	(41.5)
Other Assets and Liabilities	0.1
Total	100.0%

3

Diversification by Industry - Securities Sold Short
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	0.3
Capital Goods (Industrials)	3.7
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	1.7
Consumer Staples (Industrials)	0.3
Energy (Energy)	4.5
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.2
Health Care Equipment & Services (Health Care)	0.3
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	0.2
Materials (Materials)	2.6
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.5
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	1.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.2
Software & Services (Information Technology)	1.6
Technology Hardware & Equipment (Information Technology)	4.1
Telecommunication Services (Services)	4.9
Transportation (Industrials)	0.6
Utilities (Utilities)	3.3
Total	41.5%

Diversification by Country - Long Positions
as of April 30, 2010

Percentage of
Country	Net Assets
Australia	2.1%
Brazil	0.4
Canada	6.9
Chile	1.8
Finland	0.7
France	5.0
Germany	2.3
Hong Kong	0.4
Hungary	0.2
India	0.8
Israel	0.6
Italy	0.8
Japan	8.8
Luxembourg	0.6
Mexico	1.4
Netherlands	1.4
New Zealand	0.5
Norway	0.1
Philippines	0.4
Portugal	0.2
South Korea	0.7
Spain	1.3
Sweden	1.2
Switzerland	0.9
Taiwan	1.3
United Kingdom	11.7
United States	87.0
Short-Term Investments	1.9
Total Long Positions	141.4
Short Positions	(41.5)
Other Assets and Liabilities	0.1
Total	100.0%

Diversification by Country - Securities Sold Short
as of April 30, 2010

Percentage of
Country	Net Assets
Canada	1.0%
India	0.5
Ireland	0.4
Mexico	0.5
United Kingdom	0.6
United States	38.5
Total	41.5%

4

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 141.4%
COMMON STOCKS - 139.3%
	Automobiles & Components - 1.3%
2	Nissan Motor Co., Ltd. ADR ‡	$42
1	Thor Industries, Inc. ‡	20
–	Toyota Motor Corp. ADR ‡	37
		99
	Banks - 12.2%
1	Banco de Chile ADR ‡	49
–	Banco Santander Chili S.A. ADR ‡	31
2	Banco Santander S.A. ADR ‡	23
–	Bank of Hawaii Corp. ‡	17
1	Bank of Montreal ‡	58
1	BB&T Corp.	44
1	Canadian Imperial Bank of Commerce ‡	40
–	Cullen/Frost Bankers, Inc. ‡	7
1	First Niagara Financial Group, Inc. ‡	11
–	FirstMerit Corp. ‡	10
2	FNB Corp. ‡	23
–	Hancock Holding Co. ‡	7
1	HSBC Holdings plc ADR ‡	49
1	Hudson City Bancorp, Inc. ‡	9
–	Iberiabank Corp. ‡	7
26	Mitsubishi UFJ Financial Group, Inc. ADR ‡	133
8	Mizuho Financial Group, Inc. ADR ‡	29
1	Royal Bank of Canada ‡	80
–	Shinhan Financial Group Co., Ltd. ADR ‡	16
1	Sterling Bancshares, Inc. ‡	5
–	SunTrust Banks, Inc. ‡	6
1	Toronto-Dominion Bank ADR ‡	100
–	Trustmark Corp. ‡	7
3	US Bancorp ‡	70
1	Wells Fargo & Co. ‡	31
1	Westpac Banking Corp. ADR ‡	78
		940
	Basic Materials - 0.7%
2	RPM International, Inc. ‡	52

	Capital Goods - 12.3%
1	3M Co. ‡	118
1	ABB Ltd. ADR ‡	23
4	Aircastle Ltd. ‡	43
1	Boeing Co. ‡	43
1	Caterpillar, Inc. ‡	86
–	Crane Co. ‡	12
1	Eaton Corp. ‡	52
1	Emerson Electric Co. ‡	78
2	General Electric Co. ‡	34
–	Honeywell International, Inc. ‡	22
1	Hubbell, Inc. Class B ‡	27
–	Illinois Tool Works, Inc. ‡	9
3	Insteel Industries, Inc. ‡	33
3	Masco Corp. ‡	46
–	Northrop Grumman Corp. ‡	26
1	Oshkosh Corp. ‡	48
1	Rockwell Automation, Inc. ‡	68
1	Siemens AG ADR ‡	78
7	Tomkins plc ADR ‡	100
		946
	Commercial & Professional Services - 3.1%
1	Avery Dennison Corp. ‡	34
2	Cintas Corp. ‡	41
2	Deluxe Corp. ‡	44
2	Pitney Bowes, Inc. ‡	41
2	R.R. Donnelley & Sons Co. ‡	39
1	Waste Management, Inc. ‡	36
		235
	Consumer Durables & Apparel - 3.8%
1	Garmin Ltd. ‡	40
2	Leggett & Platt, Inc. ‡	46
–	National Presto Industries, Inc. ‡	34
4	Panasonic Corp. ‡	59
–	Polaris Industries, Inc. ‡	14
1	Sony Corp. ADR ‡	43
–	Stanley Black & Decker, Inc. ‡	22
–	V.F. Corp. ‡	28
		286
	Consumer Services - 2.8%
1	Intercontinental Hotels Group plc ‡	23
3	McDonald's Corp. ‡	196
		219
	Diversified Financials - 6.9%
5	Advance America Cash Advance Centers, Inc. ‡	26
1	American Express Co. ‡	25
2	Apollo Investment Corp. ‡	23
3	Ares Capital Corp. ‡	43
2	Bank of America Corp. ‡	42
–	BlackRock, Inc. ‡	48
–	Credit Suisse Group ADR ●‡	15
–	Eaton Vance Corp. ‡	16
1	Federated Investors, Inc. ‡	34
2	JP Morgan Chase & Co. ‡	76
2	NYSE Euronext ‡	74
1	Orix Corp. ADR ‡	45
2	Prospect Capital Corp. ‡	26
2	SEI Investments Co. ‡	35
–	Waddell and Reed Financial, Inc. Class A ‡	8
		536
	Energy - 19.0%
4	BP plc ADR ‡	226
–	Cenovus Energy, Inc. ‡	11
1	Chevron Corp. ‡	81
–	CNOOC Ltd. ADR ‡	21
1	ConocoPhillips Holding Co. ‡	34
3	DHT Maritime, Inc. ‡	16
–	Diamond Offshore Drilling, Inc. ‡	31
–	EnCana Corp. ADR ‡	12
3	Enerplus Resources Fund ‡	77
1	Eni S.p.A. ADR ‡	59
1	Exxon Mobil Corp. ‡	74
–	Frontline Ltd. ‡	11
3	General Maritime Corp. ‡	26
–	Knightsbridge Tankers Ltd. ADR ‡	6
2	Marathon Oil Corp. ‡	61
1	Overseas Shipholding Group, Inc. ‡	42
2	Pengrowth Energy Trust ‡	22
6	Precision Drilling Trust ●‡	42
1	Repsol-YPF S.A. ADR ‡	33

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 141.4% - (continued)
COMMON STOCKS - 139.3% - (continued)
	Energy - 19.0% - (continued)
2	Royal Dutch Shell plc ADR ‡	$143
4	Ship Finance International Ltd. ‡	83
2	Spectra Energy Corp. ‡	49
2	Sunoco, Inc. ‡	68
1	Teekay Tankers Ltd. ‡	19
4	Total S.A. ADR ‡	210
2	WSP Holdings Ltd. ‡	6
		1,463
	Food & Staples Retailing - 1.0%
2	Supervalu, Inc. ‡	36
1	Sysco Corp. ‡	40
		76
	Food, Beverage & Tobacco - 6.7%
4	Altria Group, Inc. ‡	79
1	Coca-Cola Co. ‡	53
1	H.J. Heinz Co. ‡	33
1	Kraft Foods, Inc. ‡	34
1	Lorillard, Inc. ‡	49
–	PepsiCo, Inc. ‡	18
1	Philip Morris International, Inc. ‡	51
1	Reynolds American, Inc. ‡	75
3	Unilever N.V. NY Shares ADR ‡	104
1	Vector Group Ltd. ‡	21
		517
	Health Care Equipment & Services - 2.0%
–	Atrion Corp. ‡	34
–	Becton, Dickinson & Co. ‡	25
1	Brookdale Senior Living, Inc. ●‡	20
1	Computer Programs and Systems, Inc. ‡	25
–	Fresenius Medical Care AG ADR ‡	15
–	Landauer, Inc. ‡	7
1	Masimo Corp. ‡	31
		157
	Household & Personal Products - 0.6%
1	Kimberly-Clark Corp. ‡	48

	Insurance - 6.0%
1	Aflac, Inc. ‡	43
2	Allstate Corp. ‡	49
3	Axa ADR ‡	52
–	Axis Capital Holdings Ltd. ‡	10
1	Brown & Brown, Inc. ‡	18
1	Chubb Corp. ‡	37
2	Fidelity National Financial, Inc. ‡	36
1	First Mercury Financial Corp. ‡	17
2	Manualife Financial Corp. ‡	30
–	Mercury General Corp. ‡	20
3	Old Republic International Corp. ‡	52
3	Prudential Financial, Inc. ‡	51
1	Sun Life Financial ‡	29
–	Travelers Cos., Inc. ‡	15
		459
	Materials - 5.4%
1	ArcelorMittal ADR ‡	47
1	BHP Billiton Ltd. ADR ‡	84
3	Dow Chemical Co. ‡	79
2	E.I. DuPont de Nemours & Co. ‡	65
1	MeadWestvaco Corp. ‡	24
–	Nucor Corp. ‡	20
1	Southern Copper Corp. ‡	23
1	Syngenta AG ADR ‡	33
–	Weyerhaeuser Co. ‡	16
1	Worthington Industries, Inc. ‡	23
		414
	Media - 2.3%
3	Grupo Televisa S.A. ADR ‡	56
1	McGraw-Hill Cos., Inc. ‡	19
–	Meredith Corp. ‡	14
1	Sham Communications, Inc. ‡	26
2	Time Warner, Inc. ‡	65
		180
	Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
1	Abbott Laboratories ‡	37
2	AstraZeneca plc ADR ‡	98
4	Bristol-Myers Squibb Co. ‡	100
4	Eli Lilly & Co. ‡	135
–	Johnson & Johnson ‡	27
3	Merck & Co., Inc. ‡	89
5	PDL Biopharma, Inc. ‡	31
3	Sanofi-Aventis S.A. ADR ●‡	100
		617
	Real Estate - 5.4%
1	American Capital Agency Corp. ‡	19
1	Annaly Capital Management, Inc. ‡	22
2	Anworth Mortgage Asset Corp. ‡	13
3	Apartment Investment & Management Co. ‡	67
1	Brookfield Properties Corp. ‡	11
2	Capstead Mortgage Corp. ‡	20
5	Chimera Investment Corp. ‡	20
2	Duke Realty, Inc. ‡	22
–	Entertainment Properties Trust ‡	11
1	Hatteras Financial Corp. ‡	23
–	HCP, Inc. ‡	9
–	Health Care, Inc. ‡	16
5	HRPT Properties Trust ‡	40
–	Inland Real Estate Corp. ‡	3
2	Medical Properties Trust, Inc. ‡	20
1	Nationwide Health Properties, Inc. ‡	43
3	Resource Capital Corp. ‡	19
1	Senior Housing Properties Trust ‡	20
1	UDR, Inc. ‡	25
		423
	Retailing - 2.6%
–	Barnes & Noble, Inc. ‡	7
2	Foot Locker, Inc. ‡	24
–	Genuine Parts Co. ‡	19
–	Home Depot, Inc. ‡	9
–	J.C. Penney Co., Inc. ‡	9
2	Limited Brands, Inc. ‡	63
2	Nutri/System, Inc. ‡	46
1	The Buckle, Inc. ‡	26
		203

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
LONG POSITIONS - 141.4% - (continued)
COMMON STOCKS - 139.3% - (continued)
	Semiconductors & Semiconductor Equipment - 3.7%
1	Analog Devices, Inc. ‡		$20
8	Himax Techologies, Inc. ADR ‡		24
2	Intel Corp. ‡		55
2	Intersil Corp. ‡		35
1	Linear Technology Corp. ‡		16
1	Maxim Integrated Products, Inc. ‡		21
1	Microchip Technology, Inc. ‡		37
7	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ‡		79
			287
	Software & Services - 3.3%
–	AOL, Inc. ●‡		4
–	Automatic Data Processing, Inc. ‡		17
3	Earthlink, Inc. ‡		25
1	Infosys Technologies Ltd. ADR ‡		63
13	iPass, Inc. ‡		19
2	Paychex, Inc. ‡		68
1	S.p.A. ADR ‡		58
			254
	Technology Hardware & Equipment - 6.3%
3	Canon, Inc. ADR ‡		154
1	Fujifilm Holdings Corp. ‡		21
–	Hitachi Ltd. ‡		20
2	Jabil Circuit, Inc. ‡		37
1	Molex, Inc. ‡		25
4	Nokia Corp. ●‡		53
5	Seagate Technology ●‡		83
8	Telefonaktiebolaget LM Ericsson ADR ‡		95
			488
	Telecommunication Services - 11.9%
2	Alaska Communication Systems Holdings, Inc. ‡		17
5	AT&T, Inc. ‡		123
2	Deutsche Telekom AG ADR ‡		22
1	France Telecom S.A. ADR ‡		26
7	Frontier Communications Corp. ‡		52
1	Hutchison Telecom International Ltd. ADR ●‡		6
1	Hutchison Telecommunications ADR ‡		4
1	Magyar Telekom Telecommunications plc ‡.		18
1	Nippon Telegraph & Telephone Corp. ADR ‡		17
2	NTELOS Holdings Corp. ‡		43
5	NTT Docomo, Inc. ‡		80
2	Partner Communications Co., Ltd. ADR ‡		47
1	Philippine Long Distance Telephone Co. ADR ‡		28
1	Portugal Telecom S.A. ADR ●‡		13
9	Qwest Communications International, Inc. ‡.		46
2	SK Telecom Co., Ltd. ADR ‡		40
1	Tele Norte Leste Participacoes S.A. ADR ‡.		16
4	Telecom Corp. of New Zealand Ltd. ADR ‡.		34
1	Telefonica S.A. ADR ‡		46
1	Telefonos de Mexico S.A. ADR Class L ‡		15
2	Verizon Communications, Inc. ‡		69
6	Vodafone Group plc ADR ‡		137
2	Windstream Corp. ‡		18
			917
	Transportation - 0.9%
1	Genco Shipping & Trading Ltd. ●‡		31
1	Grupo Aeroportuario del Pacifico SAB de CV ADR ‡		40
			71
	Utilities - 11.1%
1	AGL Resources, Inc. ‡		39
2	Ameren Corp. ‡		39
1	American Electric Power Co., Inc. ‡		36
3	CenterPoint Energy, Inc. ‡		43
–	CIA Saneamento Basico De Estado de Sao Paulo ‡		11
1	Consolidated Edison, Inc. ‡		54
1	DTE Energy Co. ‡		47
3	Enersis S.A. ADS- Electric Utility CHILE ‡		60
1	FirstEnergy Corp. ‡		37
1	National Grid plc ‡		66
1	Oneok, Inc. ‡		27
3	Pepco Holdings, Inc. ‡		49
2	Pinnacle West Capital Corp. ‡		77
1	Progress Energy, Inc. ‡		49
1	SCANA Corp. ‡		35
3	Southern Co. ‡		101
2	TECO Energy, Inc. ‡		28
1	Vectren Corp. ‡		24
1	Westar Energy, Inc. ‡		29
			851
	Total common stocks
	(cost $10,238)		$10,738

PREFERRED STOCKS - 0.2%
	Telecommunication Services - 0.2%
1	Telecomunicacoes de Sao Paulo S.A. ADR ●‡		$14

	Total preferred stocks
	(cost $16)		$14

	Total long-term investments
	(cost $10,254)		$10,752

SHORT-TERM INVESTMENTS - 1.9%
	Investment Pools and Funds - 1.9%
149	State Street Bank U.S. Government Money Market Fund		$149

	Total short-term investments
	(cost $149)		$149

	Total long positions
	(cost $10,403) ▲	141.4%	$10,901
	Securities sold short
	(proceeds $2,435▲)	(41.5)%	(3,199)
	Other assets and liabilities	0.1%	10
	Total net assets	100.0%	$7,712

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 41.5%
COMMON STOCK – 41.5%
	Automobiles & Components - 0.6%
1	Dana Holding Corp.●	$18
1	Tenneco Automotive, Inc.●	31
		49
	Banks - 0.3%
1	Signature Bank●	21

	Capital Goods - 3.7%
–	Astec Industries, Inc.●	6
1	BE Aerospace, Inc.●	30
–	Ceradyne, Inc.●	9
1	Colfax Corp.●	9
–	Enpro Industries, Inc.●	11
–	ESCO Technologies, Inc	10
1	Flow International Corp.●	4
1	Gardner Denver Machinery, Inc	35
1	Hexcel Corp.●	11
–	Kadant, Inc.●	7
2	McDermott International, Inc.●	47
–	Moog, Inc. Class A●	8
1	Polypore International, Inc.●	10
–	RBS Bearings, Inc.●	10
1	Spirit Aerosystems Holdings, Inc.●	23
–	Stanley, Inc.●	10
1	Tecumseh Products Co. Class A●	9
–	Titan Machinery, Inc.●	7
–	TransDigm Group, Inc	19
1	Trimas Corp.●	12
		287
	Commercial & Professional Services - 1.0%
–	Consolidated Graphics, Inc.●	14
1	Navigant Consulting, Inc.●	9
2	SFN Group, Inc.●	19
–	Stericycle, Inc.●	13
1	Waste Connections, Inc.●	22
		77
	Consumer Durables & Apparel - 1.3%
1	Gildan Activewear, Inc.●	19
1	Hanesbrands, Inc.●	30
–	Jakks Pacific, Inc.●	7
1	Mohawk Industries, Inc.●	35
–	Universal Electronics, Inc.●	9
		100
	Consumer Services - 1.7%
2	Gaylord Entertainment Co.●	56
1	Grand Canyon Education, Inc.●	16
2	Lakes Entertainment, Inc.●	5
1	Scientific Games Corp. Class A●	21
1	Sonic Corp.●	8
1	Texas Roadhouse, Inc.●	15
–	Universal Technical Institute, Inc.●	10
		131
	Consumer Staples - 0.3%
–	Seaboard Corp	19

	Energy - 4.5%
–	Arena Resources, Inc.●	7
–	Bill Barrett Corp.●	10
–	Bristow Group, Inc.●	7
1	Bronco Drilling Co., Inc.●	5
–	Carrizo Oil & Gas, Inc.●	7
1	Continental Resources, Inc.●	43
1	Denbury Resources, Inc.●	24
1	Forest Oil Corp.●	34
–	Goodrich Petroleum Corp.●	5
4	Hercules Offshore, Inc.●	16
1	Hess Corp	39
1	Key Energy Services, Inc.●	11
4	Parker Drilling Co.●	23
1	Petrohawk Energy Corp.●	25
–	Plains Exploration & Production Co.●	7
2	Sandridge Energy, Inc.●	13
1	Suncor Energy, Inc	36
1	TETRA Technologies, Inc.●	13
–	Ultra Petroleum Corp.●	21
		346
	Food & Staples Retailing - 0.5%
1	United Natural Foods, Inc.●	42

	Food, Beverage & Tobacco - 1.2%
–	Dean Foods Co.●	5
1	Hain Celestial Group, Inc.●	23
–	Hansen National Corp.●	11
2	Omega Protein Corp.●	9
2	Smithfield Foods, Inc.●	46
		94
	Health Care Equipment & Services - 0.3%
1	Boston Scientific Corp.●	7
–	Hologic, Inc.●	8
–	NuVasive, Inc.●	7
		22
	Household & Personal Products - 0.1%
–	Energizer Holdings, Inc.●	6

	Insurance - 0.2%
3	Conseco, Inc.●	15

	Materials - 2.6%
–	Agnico Eagle Mines Ltd	15
1	Buckeye Technologies, Inc.●	20
–	Deltic Timber Corp	12
–	FMC Corp	31
2	Headwaters, Inc.●	13
1	Intrepid Potash, Inc.●	31
1	Rockwood Holdings, Inc.●	17
1	RTI International Metals, Inc.●	25
2	Sterlite Industries Ltd	39
		203
	Media - 1.0%
2	CTC Media, Inc	33
1	DirecTV Class A●	19
–	Liberty Media-Starz - Series A●	3
–	Scholastic Corp	3
1	Valassis Communications, Inc.●	22
		80
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SECURITIES SOLD SHORT – 41.5% - (continued)
COMMON STOCK – 41.5% - (continued)
	Pharmaceuticals, Biotechnology & Life
	Sciences - 2.5%
1	Auxilium Pharmaceuticals, Inc.●		$20
2	Caraco Pharmaceutical Laboratories Ltd.●		10
3	Cypress Bioscience●		14
5	DURECT Corp.●		13
5	Elan Corp. plc ADR●		33
1	Impax Laboratories, Inc.●		17
–	Optimer Pharmaceuticals, Inc.●		6
1	Questcor Pharmaceuticals●		6
1	Salix Pharmaceuticals Ltd.●		54
3	SuperGen, Inc.●		10
1	Xenoport, Inc.●		9
			192
	Real Estate - 0.3%
1	Douglas Emmett, Inc		24

	Retailing - 1.7%
1	AnnTaylor Stores Corp.●		19
2	Chico's FAS, Inc		34
1	Collective Brands, Inc.●		12
1	Liberty Media - Interactive A●		16
1	LKQ Corp.●		13
–	O'Reilly Automotive, Inc.●		17
2	Sally Beauty Co., Inc.●		15
			126
	Semiconductors & Semiconductor
	Equipment - 3.2%
1	Applied Micro Circuits Corp.●		11
4	Arm Holdings plc		43
–	Atheros Communications, Inc.●		16
6	Atmel Corp.●		31
–	Cavium Networks, Inc.●		11
–	Cymer, Inc.●		7
1	Diodes, Inc.●		23
–	Lam Research Corp.●		18
3	LSI Corp.●		20
1	Microsemi Corp.●		15
–	MKS Instruments, Inc.●		8
1	Rambus, Inc.●		21
3	RF Micro Devices, Inc.●		15
1	Teradyne, Inc.●		10
			249
	Software & Services - 1.6%
1	Ariba, Inc.●		13
–	Computer Sciences Corp.●		19
–	EPIQ Systems, Inc.●		5
–	IAC/Interactive Corp.●		9
–	Informatica Corp.●		9
2	Liquidity Services, Inc.●		24
1	Mentor Graphics Corp.●		9
1	Red Hat, Inc.●		20
–	Tyler Corp.●		8
1	Valueclick, Inc.●		9
			125
	Technology Hardware & Equipment - 4.1%
–	Agilent Technologies, Inc.●		11
1	Aruba Networks, Inc.●		10
1	Ciena Corp.●		11
1	Cogent, Inc.●		6
2	Cogo Group, Inc.●		12
–	Coherent, Inc.●		9
–	DG Fastchannel, Inc.●		10
–	Hughes Communications, Inc.●		12
1	Infinera Corp.●		9
1	Intermec, Inc.●		15
1	Juniper Networks, Inc.●		20
–	Maxwell Technologies, Inc.●		7
1	Polycom, Inc.●		47
–	Research In Motion Ltd.●		18
2	Sanmina-Sci Corp.●		38
3	Tellabs, Inc		23
1	Trimble Navigation Ltd.●		25
–	ViaSat, Inc.●		10
2	Xerox Corp		25
			318
	Telecommunication Services - 4.9%
1	Cbeyond, Inc.●		22
1	Crown Castle International Corp.●		44
1	Leap Wireless International, Inc.●		25
20	Level 3 Communications Corp.●		31
6	MetroPCS Communications, Inc.●		42
1	NII Holdings, Inc. Class B●		44
1	Premiere Global Services, Inc.●		7
1	SBA Communications Corp.●		46
1	Syniverse Holdings, Inc.●		15
2	Telmex Internacional		40
1	TW Telecom, Inc.●		24
1	US Cellular Corp.●		37
			377
	Transportation - 0.6%
–	American Commercial Lines, Inc.●		8
1	Atlas Air Worldwide Holdings, Inc.●		35
			43
	Utilities - 3.3%
1	Allegheny Energy, Inc		11
2	Calpine Corp.●		28
–	CH Energy Group		6
9	Dynegy Holdings, Inc.●		12
1	El Paso Electric Co.●		27
1	EQT Corp		27
1	MDU Resources Group, Inc		28
–	Northwest Natural Gas Co		20
1	Ormat Technologies, Inc		20
1	PG&E Corp		25
4	RRI Energy, Inc.●		16
–	South Jersey Industries, Inc		15
–	Wisconsin Energy Corp		18
			253
	Total common stock
	(proceeds $2,435)		$3,199
	Total securities sold short
	(proceeds $2,435)	41.5%	$3,199

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long position investments in foreign securities represents 52.5% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲
At April 30, 2010, the cost of securities (net proceeds received from securities sold short) for federal income tax purposes was $8,005 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,791
Unrealized Depreciation	(2,094)
Net Unrealized Depreciation	$(303)

●	Security has not paid a dividend during the Fund's fiscal year.

‡	All or a portion of this security is held in a segregated account to cover the Fund's short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Enhanced Dividend Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$10,738	$10,738	$–	$–
Preferred Stocks	14	14	–	–
Short-Term Investments	149	149	–	–
Total	$10,901	$10,901	$–	$–
Liabilities:
Securities Sold Short - Common Stock ‡	$3,199	$3,199	$–	$–
Total	$3,199	$3,199	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,403)	$10,901
Cash	1
Receivables:
Dividends and interest	35
Other assets	2
Total assets	10,939
Liabilities:
Securities sold short, at value (proceeds $2,435)	3,199
Payables:
Investment management fees	1
Administrative fees	—
Distribution fees	—
Dividends on securities sold short	—
Accrued expenses	27
Total liabilities	3,227
Net assets	$7,712
Summary of Net Assets:
Capital stock and paid-in-capital	$11,072
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(3,094)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(266)
Net assets	$7,712

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$6.82/$7.22
Shares outstanding	921
Net assets	$6,284
Class C: Net asset value per share	$6.81
Shares outstanding	34
Net assets	$234
Class I: Net asset value per share	$6.83
Shares outstanding	35
Net assets	$240
Class R3: Net asset value per share	$6.82
Shares outstanding	35
Net assets	$236
Class R4: Net asset value per share	$6.82
Shares outstanding	35
Net assets	$238
Class R5: Net asset value per share	$6.83
Shares outstanding	35
Net assets	$240
Class Y: Net asset value per share	$6.83
Shares outstanding	35
Net assets	$240

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$253
Interest	—
Less: Foreign tax withheld	(7)
Total investment income	246

Expenses:
Investment management fees	37
Administrative services fees	1
Transfer agent fees	—
Distribution fees
Class A	8
Class B	—
Class C	1
Class R3	1
Class R4	—
Custodian fees	3
Accounting services fees	1
Board of Directors' fees	1
Dividend and interest expense on securities sold short	5
Audit fees	4
Short position fees	8
Other expenses	5
Total expenses (before waivers and fees paid indirectly)	75
Expense waivers	(37)
Custodian fee offset	—
Total waivers and fees paid indirectly	(37)
Total expenses, net	38
Net Investment Income	208
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	339
Net realized loss on securities sold short	(89)
Net realized loss on futures	(2)
Net realized gain on forward foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Other Financial Instruments	248
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	840
Net unrealized depreciation of securities sold short	(653)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments	187
Net Gain on Investments and Other Finanical Instruments	435
Net Increase in Net Assets Resulting from Operations	$643

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$208	$397
Net realized gain (loss) on investments and other financial instruments	248	(2,927)
Net unrealized appreciation of investments	187	3,063
Net Increase In Net Assets Resulting From Operations	643	533
Distributions to Shareholders:
From net investment income
Class A	(156)	(311)
Class B	—	(10)
Class C	(5)	(11)
Class I	(6)	(12)
Class R3	(6)	(11)
Class R4	(6)	(12)
Class R5	(6)	(12)
Class Y	(6)	(12)
Total distributions	(191)	(391)
Capital Share Transactions:
Class A	241	311
Class B	(330)	10
Class C	8	11
Class I	10	12
Class R3	9	11
Class R4	9	12
Class R5	9	12
Class Y	10	12
Net increase (decrease) from capital share transactions	(34)	391
Net Increase In Net Assets	418	533
Net Assets:
Beginning of period	7,294	6,761
End of period	$7,712	$7,294
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$(17)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

This Fund’s shares were not offered to the public for the period from November 28, 2007 through April 30, 2010.

On Novemeber 19, 2009, Class B Shares were liquidated. All shares were redeemed at the current net asset value (“NAV”).

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on

15

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management

16

judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

17

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)
Securities Sold Short – As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account can not be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain a sufficient liquid asset (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

h)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

18

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	(2)	—	—	(2)
Total	$—	$—	$(2)	$—	$—	$(2)

i)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.
In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of April 30, 2010, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

19

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008 *
Ordinary Income	$391	$572

* Commenced operations on November 28, 2007

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$22
Accumulated Capital Losses *	(3,343)
Unrealized Depreciation †	(491)
Total Accumulated Deficit	$(3,812)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(33)
Accumulated Net Realized Gain	35
Paid-in-Capital	(2)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$448
2017	2,895
Total	$3,343

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

HIFSCO has voluntarily agreed to waive 100% of the management fees through February 28, 2011.

21

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses, short position expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended
	Ended April	October 31,	October 31,
	30, 2010	2009	2008
Class A Shares	0.64%	0.88%	0.58	%*
Class C Shares	1.39	1.63	1.33	*
Class I Shares	0.39	0.63	0.33	*
Class R3 Shares	1.09	1.33	1.03	*
Class R4 Shares	0.79	1.03	0.73	*
Class R5 Shares	0.49	0.73	0.43	*
Class Y Shares	0.39	0.63	0.33	*

* From November 28, 2007 (commencement of operations), through October 31, 2008.

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO had no revenue from front-end load sales charges or contingent deferred sales charges.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays

22

the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly

For the six-month period ended April 30, 2010, the Fund has no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	921
Class C	34
Class I	35
Class R3	35
Class R4	35
Class R5	35
Class Y	35

7.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,698
Sales Proceeds Excluding U.S. Government Obligations	1,768

23

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	—	23	—	—	23	—	56	—	—	56
Amount	$85	$156	$—	$—	$241	$—	$311	$—	$—	$311
Class B
Shares	—	—	(34)	—	(34)	—	2	—	—	2
Amount	$—	$—	$(330)	$—	$(330)	$—	$10	$—	$—	$10
Class C
Shares	—	—	—	—	—	—	2	—	—	2
Amount	$3	$5	$—	$—	$8	$—	$11	$—	$—	$11
Class I
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$4	$6	$—	$—	$10	$—	$12	$—	$—	$12
Class R3
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$3	$6	$—	$—	$9	$—	$11	$—	$—	$11
Class R4
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$3	$6	$—	$—	$9	$—	$12	$—	$—	$12
Class R5
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$3	$6	$—	$—	$9	$—	$12	$—	$—	$12
Class Y
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$4	$6	$—	$—	$10	$—	$12	$—	$—	$12

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

24

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25

The Hartford Global Enhanced Dividend Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$6.42	$0.18	$–	$0.39	$0.57	$(0.17)	$–	$–	$(0.17)	$0.40	$6.82
C	6.41	0.16	–	0.39	0.55	(0.15)	–	–	(0.15)	0.40	6.81
I	6.43	0.19	–	0.39	0.58	(0.18)	–	–	(0.18)	0.40	6.83
R3	6.42	0.17	–	0.39	0.56	(0.16)	–	–	(0.16)	0.40	6.82
R4	6.42	0.18	–	0.39	0.57	(0.17)	–	–	(0.17)	0.40	6.82
R5	6.43	0.19	–	0.39	0.58	(0.18)	–	–	(0.18)	0.40	6.83
Y	6.43	0.19	–	0.39	0.58	(0.18)	–	–	(0.18)	0.40	6.83

For the Year Ended October 31, 2009
A	6.34	0.35	–	0.09	0.44	(0.36)	–	–	(0.36)	0.08	6.42
C	6.33	0.31	–	0.09	0.40	(0.32)	–	–	(0.32)	0.08	6.41
I	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43
R3	6.34	0.32	–	0.10	0.42	(0.34)	–	–	(0.34)	0.08	6.42
R4	6.34	0.34	–	0.09	0.43	(0.35)	–	–	(0.35)	0.08	6.42
R5	6.34	0.36	–	0.10	0.46	(0.37)	–	–	(0.37)	0.09	6.43
Y	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43

From (commencement of operations) November 28, 2007, through October 31, 2008
A(H)	10.00	0.74	–	(3.84)	(3.10)	(0.56)	–	–	(0.56)	(3.66)	6.34
C(H)	10.00	0.68	–	(3.84)	(3.16)	(0.51)	–	–	(0.51)	(3.67)	6.33
I(H)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34
R3(H)	10.00	0.71	–	(3.84)	(3.13)	(0.53)	–	–	(0.53)	(3.66)	6.34
R4(H)	10.00	0.73	–	(3.84)	(3.11)	(0.55)	–	–	(0.55)	(3.66)	6.34
R5(H)	10.00	0.75	–	(3.84)	(3.09)	(0.57)	–	–	(0.57)	(3.66)	6.34
Y(H)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on November 28, 2007.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

8.96	%(F)	$6,284	1.98	%(G)	0.98	%(G)	0.64	%(G)	5.47	%(G)	23%
8.57	(F)	234	2.73	(G)	1.73	(G)	1.39	(G)	4.72	(G)	–
9.08	(F)	240	1.73	(G)	0.73	(G)	0.39	(G)	5.72	(G)	–
8.72	(F)	236	2.43	(G)	1.43	(G)	1.09	(G)	5.02	(G)	–
8.88	(F)	238	2.13	(G)	1.13	(G)	0.79	(G)	5.32	(G)	–
9.02	(F)	240	1.83	(G)	0.83	(G)	0.49	(G)	5.62	(G)	–
9.08	(F)	240	1.73	(G)	0.73	(G)	0.39	(G)	5.72	(G)	–

7.90		5,767	2.33		1.33		0.88		6.21		46
7.12		216	3.08		2.08		1.63		5.46		–
8.33		220	2.08		1.08		0.63		6.45		–
7.42		217	2.78		1.78		1.33		5.76		–
7.74		218	2.48		1.48		1.03		6.06		–
8.22		220	2.18		1.18		0.73		6.35		–
8.33		220	2.08		1.08		0.63		6.45		–

(32.37	)(F)	5,343	2.09	(G)	1.09	(G)	0.58	(G)	9.20	(G)	70
(32.86	)(F)	202	2.84	(G)	1.84	(G)	1.33	(G)	8.45	(G)	–
(32.24	)(F)	203	1.84	(G)	0.84	(G)	0.33	(G)	9.45	(G)	–
(32.60	)(F)	202	2.54	(G)	1.54	(G)	1.03	(G)	8.75	(G)	–
(32.44	)(F)	203	2.24	(G)	1.24	(G)	0.73	(G)	9.05	(G)	–
(32.29	)(F)	203	1.94	(G)	0.94	(G)	0.43	(G)	9.35	(G)	–
(32.24	)(F)	203	1.84	(G)	0.84	(G)	0.33	(G)	9.45	(G)	–

27

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

29

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding costs incurred in executing short sales) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only (excluding costs incurred in executing short sales) and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,089.60	$5.08	$1,000.00	$1,019.93	$4.91	0.98%	181	365
Class C	$1,000.00	$1,085.70	$8.95	$1,000.00	$1,016.22	$8.65	1.73	181	365
Class I	$1,000.00	$1,090.80	$3.78	$1,000.00	$1,021.17	$3.66	0.73	181	365
Class R3	$1,000.00	$1,087.20	$7.40	$1,000.00	$1,017.70	$7.15	1.43	181	365
Class R4	$1,000.00	$1,088.80	$5.85	$1,000.00	$1,019.19	$5.66	1.13	181	365
Class R5	$1,000.00	$1,090.20	$4.30	$1,000.00	$1,020.68	$4.16	0.83	181	365
Class Y	$1,000.00	$1,090.80	$3.78	$1,000.00	$1,021.17	$3.66	0.73	181	365

31

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Global Growth Fund

The Hartford Global Growth Fund

The Hartford Global Growth Fund inception 09/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of captial.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
Global Growth A#	10.27%	33.89%	0.90%	-1.09%
Global Growth A##		26.53%	-0.24%	-1.65%
Global Growth B#	9.77%	33.12%	0.25%	NA*
Global Growth B##		28.12%	-0.09%	NA*
Global Growth C#	9.87%	32.84%	0.13%	-1.80%
Global Growth C##		31.84%	0.13%	-1.80%
Global Growth R3#	10.08%	33.40%	0.88%	-0.83%
Global Growth R4#	10.10%	33.65%	0.99%	-0.78%
Global Growth R5#	10.44%	34.23%	1.27%	-0.63%
Global Growth Y#	10.48%	34.39%	1.37%	-0.59%
MSCI World Growth Index	10.72%	37.93%	4.50%	-1.48%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Matthew D. Hudson, CFA	Jean-Marc Berteaux	Andrew S. Offit, CPA
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Global Growth Fund returned 10.27%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the MSCI World Growth Index, which returned 10.72% for the same period. The Fund slightly underperformed the 10.56% return of the average fund in the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities pushed higher during the period, extending the rally that has continued nearly uninterrupted for a year. Investor confidence continued to grow amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Increasing sovereign risk concerns and tightening credit conditions in China were not enough to derail the global equity markets. Growth stocks (+11%) outperformed Value stocks (+9%) during the period, as measured by the MSCI World Growth and the MSCI World Value Indices, respectively. Within the MSCI World Growth Index, nine out of ten sectors posted positive returns. Consumer Discretionary (+18%), Industrials (+16%), and Information Technology (+15%) performed the best, while the Telecommunication Services (-5%), Financials (0%), and Utilities (+1%) sectors lagged.

Security selection detracted from relative performance in Industrials, Materials, and Consumer Staples, more than offsetting

2

stronger stock selection in Consumer Discretionary and Financials. Sector allocation, a result of the bottom up (i.e. stock by stock fundamental research) investment process, contributed positively to relative performance due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Consumer Staples and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary.

The top detractors from the Fund’s relative performance were SunPower (Industrials), Banco Santander (Financials), and Vestas Wind Systems (Industrials). Shares of solar panel manufacturer SunPower declined as an oversupply of solar panels hurt industry pricing and industry followers scrutinized potentially aggressive accounting practices. Near-term earnings guidance lagged investor estimates as some business revenues will be recognized later in the year, which also weighed down the stock. Spain-based bank holding company Banco Santander’s shares fell amid the broader financial sector selloff as concerns over Greece's sovereign debt triggered doubts about Spain's fiscal position. Shares of Vestas Wind Systems, a Denmark-based wind power company, fell as investors remained concerned about the company's weak 2010 order backlog and the possibility that margins may face pressure due to under-utilization and intense price competition. Communications equipment-maker Alcatel-Lucent (Information Technology) was among the significant detractors from absolute returns.

MGM Mirage (Consumer Discretionary), NVIDIA (Information Technology), and Telefonica (Telecommunication Services) were the leading contributors to benchmark-relative performance. Shares of gaming and casino resort operator MGM Mirage moved higher as investor sentiment shifted toward a recovery outlook for Las Vegas operations and a more positive valuation of the firm's joint venture in Macau. Shares of NVIDIA, a leading provider of chips for interactive graphics on consumer and professional computing devices, rose as the company reported better-than-expected earnings for the fourth quarter of 2009 and raised its revenue guidance for the first quarter of 2010. Not owning shares of Spain-based telecommunications provider Telefonica benefited relative performance as shares of this benchmark component fell on continued concerns over demand growth in Spain. Top absolute contributors included Apple (Information Technology) and Oracle (Information Technology).

What is the outlook?

Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. Our overall positioning is consistent with an improving economic outlook: overweight cyclically oriented sectors that should outperform in an improving economy; underweight defensive Consumer Staples, Health Care, and Utilities sectors. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the cyclical Financials, Information Technology, and Consumer Discretionary sectors. The Fund held below-benchmark weights in the traditionally defensive Consumer Staples, Health Care, and Utilities sectors.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.7%
Banks (Financials)	7.1
Capital Goods (Industrials)	11.6
Consumer Durables & Apparel (Consumer Discretionary)	2.3
Consumer Services (Consumer Discretionary)	2.5
Diversified Financials (Financials)	4.9
Energy (Energy)	7.4
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	2.0
Health Care Equipment & Services (Health Care)	1.2
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	1.8
Materials (Materials)	10.7
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.6
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	7.0
Semiconductors & Semiconductor Equipment (Information Technology)	4.7
Software & Services (Information Technology)	7.4
Technology Hardware & Equipment (Information Technology)	12.2
Telecommunication Services (Services)	1.8
Transportation (Industrials)	2.3
Short-Term Investments	1.0
Other Assets and Liabilities	(0.1)
Total	100.0%

Diversification by Country
as of April 30, 2010
Percentage of
Country	Net Assets
Brazil	1.2%
Canada	1.6
China	0.8
Denmark	1.1
Germany	4.8
Hong Kong	5.3
Israel	1.6
Japan	8.9
Netherlands	1.0
South Korea	1.2
Spain	1.0
Switzerland	2.8
Taiwan	2.4
United Kingdom	11.2
United States	54.2
Short-Term Investments	1.0
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford Global Growth Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Automobiles & Components - 2.7%
139	Daimler AG	$7,157
666	Nissan Motor Co., Ltd.	5,795
		12,952
	Banks - 7.1%
388	Banco Santander Central Hispano S.A.	4,930
1,194	Barclays Bank plc	6,133
2,375	BOC Hong Kong Holdings Ltd.	5,684
261	Itau Unibanco Banco Multiplo S.A. ADR	5,663
915	Mitsubishi UFJ Financial Group, Inc.	4,769
273	Standard Chartered plc	7,280
		34,459
	Capital Goods - 11.6%
333	General Electric Co.	6,279
104	Honeywell International, Inc.	4,956
140	Illinois Tool Works, Inc.	7,139
212	Ingersoll-Rand plc	7,836
74	Parker-Hannifin Corp.	5,112
39	Precision Castparts Corp.	5,031
55	Siemens AG	5,447
41	SMC Corp.	5,891
224	Sunpower Corp. ●	3,700
86	Vestas Wind Systems A/S ●	5,226
		56,617
	Consumer Durables & Apparel - 2.3%
95	Adidas-Salomon AG	5,585
411	Sharp Corp.	5,323
		10,908
	Consumer Services - 2.5%
383	MGM Mirage, Inc. ●	6,089
3,802	Sands China Ltd. ●	6,172
		12,261
	Diversified Financials - 4.9%
350	Bank of America Corp.	6,235
37	Goldman Sachs Group, Inc.	5,329
140	JP Morgan Chase & Co.	5,940
397	UBS AG	6,149
		23,653
	Energy - 7.4%
278	BG Group plc	4,705
140	Consol Energy, Inc.	6,233
51	EOG Resources, Inc.	5,761
77	Hess Corp.	4,887
144	National Oilwell Varco, Inc.	6,318
115	Schlumberger Ltd.	8,221
		36,125
	Food & Staples Retailing - 1.0%
82	Metro AG	4,924

	Food, Beverage & Tobacco - 2.0%
160	British American Tobacco plc	5,030
102	Heineken N.V.	4,775
		9,805
	Health Care Equipment & Services - 1.2%
199	Aetna, Inc.	5,892

	Household & Personal Products - 1.0%
93	Reckitt Benckiser Group plc	4,850

	Insurance - 1.8%
454	Ping An Insurance (Group) Co.	3,887
80	Prudential Financial, Inc.	5,072
		8,959
	Materials - 10.7%
146	Anglo American plc ●	6,211
181	Barrick Gold Corp.	7,861
292	BHP Billiton plc	8,906
140	JFE Holdings, Inc.	4,982
116	Mosaic Co.	5,948
60	Praxair, Inc.	5,026
101	Shin-Etsu Chemical Co., Ltd.	5,793
432	Xstrata plc	7,086
		51,813
	Media - 1.0%
479	WPP plc	5,083

	Pharmaceuticals, Biotechnology & Life Sciences - 5.6%
107	Amgen, Inc. ●	6,160
95	Celgene Corp. ●	5,873
47	Roche Holding AG	7,442
127	Teva Pharmaceutical Industries Ltd. ADR	7,464
		26,939
	Real Estate - 0.9%
1,257	Hang Lung Properties Ltd.	4,522

	Retailing - 7.0%
43	Amazon.com, Inc. ●	5,935
13,971	GOME Electrical Appliances Holdings Ltd.	4,503
102	Kohl's Corp. ●	5,603
1,002	Li & Fung Ltd.	4,831
273	Lowe's Co., Inc.	7,390
154	Urban Outfitters, Inc. ●	5,760
		34,022
	Semiconductors & Semiconductor Equipment - 4.7%
278	Marvell Technology Group Ltd. ●	5,749
348	NVIDIA Corp. ●	5,475
8	Samsung Electronics Co., Ltd.	5,727
572	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,055
		23,006
	Software & Services - 7.4%
130	Accenture plc	5,673
158	Adobe Systems, Inc. ●	5,314
14	Google, Inc. ●	7,262
491	Oracle Corp.	12,698
58	Visa, Inc.	5,233
		36,180
	Technology Hardware & Equipment - 12.2%
59	Apple, Inc. ●	15,432
538	Cisco Systems, Inc. ●	14,483
432	Dell, Inc. ●	6,997
319	EMC Corp. ●	6,066
1,203	Hon Hai Precision Industry Co., Ltd.	5,647
169	NetApp, Inc. ●	5,852
119	Qualcomm, Inc.	4,622
		59,099
	Telecommunication Services - 1.8%
113	American Tower Corp. Class A ●	4,615

 The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Telecommunication Services - 1.8% - (continued)
195	Softbank Corp.		$4,368
			8,983
	Transportation - 2.3%
408	Delta Air Lines, Inc. ●		4,930
815	Mitsui O.S.K. Lines Ltd.		6,093
			11,023
	Total common stocks
	(cost $394,989)		$482,075

	Total long-term investments
	(cost $394,989)		$482,075

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $493, collateralized by FHLMC 4.00% - 7.50%, 2012 - 2040, FNMA 4.00% - 6.50%, 2010 - 2040, value of $502)

$493	0.20%, 04/30/2010		$493
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $1,837, collateralized by FNMA 3.50% - 9.00%, 2013 - 2048, value of $1,873)
1,837	0.20%, 04/30/2010		1,837
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $566, collateralized by FHLMC 6.00% - 6.50%, 2038, value of $577)
566	0.20%, 04/30/2010		566

Morgan Stanley & Co., Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $1,146, collateralized by FHLMC 4.00% - 6.50%, 2017 - 2040, FNMA 3.50% - 6.50%, 2018 - 2040, value of $1,172)

1,146	0.19%, 04/30/2010		1,146
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/03/2010 in the amount of $8, collateralized by U.S. Treasury Bond 7.63%, 2022, value of $8)
8	0.18%, 04/30/2010		8
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $671, collateralized by U.S. Treasury Note 3.00%, 2017, value of $685)
671	0.20%, 04/30/2010		671
			4,721
	Total short-term investments
	(cost $4,721)		$4,721

	Total investments
	(cost $399,710) ▲	100.1%	$486,796
	Other assets and liabilities	(0.1)%	(502)
	Total net assets	100.0%	$486,294

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.9% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $403,573 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$99,336
Unrealized Depreciation	(16,113)
Net Unrealized Appreciation	$83,223

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$326	$324	05/04/10	$2
British Pound (Buy)	728	727	05/06/10	1
Euro (Buy)	358	356	05/04/10	2
				$5

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$12,952	$–	$12,952	$–
Banks	34,459	10,593	23,866	–
Capital Goods	56,617	40,053	16,564	–
Consumer Durables & Apparel	10,908	–	10,908	–
Consumer Services	12,261	12,261	–	–
Diversified Financials	23,653	17,504	6,149	–
Energy	36,125	31,420	4,705	–
Food & Staples Retailing	4,924	–	4,924	–
Food, Beverage & Tobacco	9,805	–	9,805	–
Health Care Equipment & Services	5,892	5,892	–	–
Household & Personal Products	4,850	–	4,850	–
Insurance	8,959	5,072	3,887	–
Materials	51,813	18,835	32,978	–
Media	5,083	–	5,083	–
Pharmaceuticals, Biotechnology & Life Sciences	26,939	19,497	7,442	–
Real Estate	4,522	–	4,522	–
Retailing	34,022	24,688	9,334	–
Semiconductors & Semiconductor Equipment	23,006	17,279	5,727	–
Software & Services	36,180	36,180	–	–
Technology Hardware & Equipment	59,099	53,452	5,647	–
Telecommunication Services	8,983	4,615	4,368	–
Transportation	11,023	4,930	6,093	–
Total	482,075	302,271	179,804	–
Short-Term Investments	4,721	–	4,721	–
Total	$486,796	$302,271	$184,525	$–
Forward Foreign Currency Contracts*	5	–	5	–
Total	$5	$–	$5	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Growth Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $399,710)	$486,796
Cash	—
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on forward foreign currency contracts	5
Receivables:
Fund shares sold	440
Dividends and interest	1,011
Other assets	112
Total assets	488,364
Liabilities:
Payables:
Investment securities purchased	1,412
Fund shares redeemed	449
Investment management fees	46
Administrative fees	—
Distribution fees	12
Accrued expenses	151
Total liabilities	2,070
Net assets	$486,294
Summary of Net Assets:
Capital stock and paid-in-capital	$547,374
Accumulated net investment loss	(701)
Accumulated net realized loss on investments and foreign currency transactions	(147,471)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	87,092
Net assets	$486,294

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.78/$14.58
Shares outstanding	18,568
Net assets	$255,782
Class B: Net asset value per share	$12.58
Shares outstanding	1,309
Net assets	$16,470
Class C: Net asset value per share	$12.58
Shares outstanding	2,147
Net assets	$27,005
Class R3: Net asset value per share	$14.34
Shares outstanding	4
Net assets	$63
Class R4: Net asset value per share	$14.42
Shares outstanding	1
Net assets	$8
Class R5: Net asset value per share	$14.59
Shares outstanding	8
Net assets	$114
Class Y: Net asset value per share	$14.65
Shares outstanding	12,751
Net assets	$186,852

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,713
Interest	5
Less: Foreign tax withheld	(220)
Total investment income	2,498

Expenses:
Investment management fees	2,030
Administrative services fees	—
Transfer agent fees	642
Distribution fees
Class A	309
Class B	89
Class C	137
Class R3	—
Class R4	—
Custodian fees	13
Accounting services fees	38
Registration and filing fees	42
Board of Directors' fees	6
Audit fees	8
Other expenses	93
Total expenses (before waivers and fees paid indirectly)	3,407
Expense waivers	(1)
Transfer agent fee waivers	(205)
Commission recapture	(5)
Custodian fee offset	—
Total waivers and fees paid indirectly	(211)
Total expenses, net	3,196
Net Investment Loss	(698)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	22,112
Net realized loss on forward foreign currency contracts	(79)
Net realized gain on other foreign currency transactions	107
Net Realized Gain on Investments and Foreign Currency Transactions	22,140
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	25,695
Net unrealized appreciation of forward foreign currency contracts	5
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(16)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	25,684
Net Gain on Investments and Foreign Currency Transactions	47,824
Net Increase in Net Assets Resulting from Operations	$47,126
The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income (loss)	$(698)	$1,516
Net realized gain (loss) on investments and foreign currency transactions	22,140	(118,594)
Net unrealized appreciation of investments and foreign currency transactions	25,684	188,086
Net Increase In Net Assets Resulting From Operations	47,126	71,008
Distributions to Shareholders:
From net investment income
Class A	(668)	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	(846)	—
Total distributions	(1,514)	—
Capital Share Transactions:
Class A	(2,818)	(10,455)
Class B	(3,574)	(7,898)
Class C	(2,594)	(7,155)
Class R3	(61)	92
Class R4	(57)	37
Class R5	108	(5)
Class Y	(7,965)	9,459
Net decrease from capital share transactions	(16,961)	(15,925)
Net Increase In Net Assets	28,651	55,083
Net Assets:
Beginning of period	457,643	402,560
End of period	$486,294	$457,643
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(701)	$1,511

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields,

11

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

12

close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

j)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	5
	foreign currency contracts

13

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(79)	$—	$(79)
Total	$—	$—	$—	$(79)	$—	$(79)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	5	—	$5
Total	$—	$—	$—	$5	$—	$5

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$18,484
Long-Term Capital Gains *	—	71,393

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

14

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,511
Accumulated Capital Losses *	(165,748)
Unrealized Appreciation †	57,545
Total Accumulated Deficit	$(106,692)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(20)
Accumulated Net Realized Gain	21
Paid-in-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$45,031
2017	120,717
Total	$165,748

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

15

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.73%	1.43%	1.13%	1.13%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	1.48%	1.13%	1.43%	1.47%		1.45%	1.36%
Class B Shares	2.23	1.56	2.01	2.18		2.15	2.23
Class C Shares	2.23	2.00	2.16	2.14		2.18	2.13
Class R3 Shares	1.72	1.72	1.72	1.65	*
Class R4 Shares	1.34	1.36	1.43	1.34	*
Class R5 Shares	1.07	1.05	1.05	1.05	*
Class Y Shares	0.93	0.93	0.90	0.89		0.91	0.85

* From December 22, 2006 (commencement of operations), through October 31, 2007.

16

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $430 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $17. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $493 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for	Affiliate for the
	the Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28

17

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	1
Class R5	7

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$132,640
Sales Proceeds Excluding U.S. Government Obligations	141,251

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,073	47	(2,302)	—	(182)	3,670	—	(5,198)	—	(1,528)
Amount	$27,434	$632	$(30,884)	$—	$(2,818)	$43,335	$—	$(53,790)	$—	$(10,455)
Class B
Shares	22	—	(313)	—	(291)	131	—	(981)	—	(850)
Amount	$294	$—	$(3,868)	$—	$(3,574)	$1,276	$—	$(9,174)	$—	$(7,898)
Class C
Shares	72	—	(288)	—	(216)	215	—	(985)	—	(770)
Amount	$915	$—	$(3,509)	$—	$(2,594)	$1,985	$—	$(9,140)	$—	$(7,155)
Class R3
Shares	1	—	(6)	—	(5)	9	—	(1)	—	8
Amount	$18	$—	$(79)	$—	$(61)	$108	$—	$(16)	$—	$92
Class R4
Shares	—	—	(3)	—	(3)	3	—	—	—	3
Amount	$—	$—	$(57)	$—	$(57)	$37	$—	$—	$—	$37
Class R5
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$108	$—	$—	$—	$108	$—	$—	$(5)	$—	$(5)
Class Y
Shares	496	60	(1,101)	—	(545)	2,967	—	(1,852)	—	1,115
Amount	$7,203	$846	$(16,014)	$—	$(7,965)	$30,381	$—	$(20,922)	$—	$9,459

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	119	$1,620
For the Year Ended October 31, 2009	345	$3,533

18

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

19

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$12.53	$(0.03)	$–	$1.32	$1.29	$(0.04)	$–	$–	$(0.04)	$1.25	$13.78
B	11.46	(0.07)	–	1.19	1.12	–	–	–	–	1.12	12.58
C	11.45	(0.07)	–	1.20	1.13	–	–	–	–	1.13	12.58
R3	13.04	(0.05)	–	1.36	1.31	(0.01)	–	–	(0.01)	1.30	14.34
R4	13.11	(0.04)	–	1.36	1.32	(0.01)	–	–	(0.01)	1.31	14.42
R5	13.26	(0.01)	–	1.39	1.38	(0.05)	–	–	(0.05)	1.33	14.59
Y	13.32	0.01	–	1.38	1.39	(0.06)	–	–	(0.06)	1.33	14.65

For the Year Ended October 31, 2009
A	10.50	0.04	–	1.99	2.03	–	–	–	–	2.03	12.53
B	9.64	–	–	1.82	1.82	–	–	–	–	1.82	11.46
C	9.68	(0.05)	–	1.82	1.77	–	–	–	–	1.77	11.45
R3	10.97	(0.02)	–	2.09	2.07	–	–	–	–	2.07	13.04
R4	11.01	0.01	–	2.09	2.10	–	–	–	–	2.10	13.11
R5	11.10	0.05	–	2.11	2.16	–	–	–	–	2.16	13.26
Y	11.14	0.07	–	2.11	2.18	–	–	–	–	2.18	13.32

For the Year Ended October 31, 2008 (E)
A	24.97	(0.03)	–	(11.78)	(11.81)	–	(2.66)	–	(2.66)	(14.47)	10.50
B	23.27	(0.14)	–	(10.83)	(10.97)	–	(2.66)	–	(2.66)	(13.63)	9.64
C	23.40	(0.16)	–	(10.90)	(11.06)	–	(2.66)	–	(2.66)	(13.72)	9.68
R3	26.02	(0.08)	–	(12.31)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	10.97
R4	26.09	(0.05)	–	(12.37)	(12.42)	–	(2.66)	–	(2.66)	(15.08)	11.01
R5	26.15	0.05	–	(12.44)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.10
Y	26.19	0.07	–	(12.46)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.14

For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	–	(0.98)	–	(0.98)	5.62	24.97
B	18.23	(0.32)	0.06	6.28	6.02	–	(0.98)	–	(0.98)	5.04	23.27
C	18.31	(0.28)	0.05	6.30	6.07	–	(0.98)	–	(0.98)	5.09	23.40
R3(I)	20.00	(0.14)	–	6.16	6.02	–	–	–	–	6.02	26.02
R4(I)	20.00	(0.09)	–	6.18	6.09	–	–	–	–	6.09	26.09
R5(I)	20.00	(0.03)	–	6.18	6.15	–	–	–	–	6.15	26.15
Y	20.14	–	0.06	6.97	7.03	–	(0.98)	–	(0.98)	6.05	26.19

For the Year Ended October 31, 2006 (E)
A	16.80	(0.05)	–	2.81	2.76	(0.02)	(0.19)	–	(0.21)	2.55	19.35
B	15.93	(0.17)	–	2.66	2.49	–	(0.19)	–	(0.19)	2.30	18.23
C	16.01	(0.17)	–	2.66	2.49	–	(0.19)	–	(0.19)	2.30	18.31
Y	17.46	0.06	–	2.91	2.97	(0.10)	(0.19)	–	(0.29)	2.68	20.14

For the Year Ended October 31, 2005
A	16.49	0.08	–	0.23	0.31	–	–	–	–	0.31	16.80
B	15.77	(0.08)	–	0.24	0.16	–	–	–	–	0.16	15.93
C	15.84	(0.06)	–	0.23	0.17	–	–	–	–	0.17	16.01
Y	17.06	0.13	–	0.27	0.40	–	–	–	–	0.40	17.46

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.27	%(F)	$255,782	1.61	%(G)	1.48	%(G)	1.48	%(G)	(0.43	)%(G)	29%
9.77	(F)	16,470	2.63	(G)	2.23	(G)	2.23	(G)	(1.20	) (G)	–
9.87	(F)	27,005	2.31	(G)	2.23	(G)	2.23	(G)	(1.19	) (G)	–
10.08	(F)	63	1.72	(G)	1.72	(G)	1.72	(G)	(0.65	) (G)	–
10.10	(F)	8	1.34	(G)	1.34	(G)	1.34	(G)	(0.55	) (G)	–
10.44	(F)	114	1.08	(G)	1.08	(G)	1.08	(G)	(0.13	) (G)	–
10.48	(F)	186,852	0.94	(G)	0.94	(G)	0.94	(G)	0.11	(G)	–

19.33		234,971	1.83		1.13		1.13		0.38		82
18.88		18,333	2.90		1.57		1.57		(0.05)		–
18.29		27,064	2.45		2.01		2.01		(0.49)		–
18.87		113	1.82		1.73		1.73		(0.41)		–
19.07		59	1.37		1.37		1.37		0.16		–
19.46		7	1.05		1.05		1.05		0.46		–
19.57		177,096	0.94		0.94		0.94		0.59		–

(52.57)		212,910	1.49		1.43		1.43		(0.18)		82
(52.83)		23,614	2.42		2.01		2.01		(0.79)		–
(52.94)		30,334	2.16		2.16		2.16		(0.92)		–
(52.69)		10	1.88		1.73		1.73		(0.42)		–
(52.66)		7	1.58		1.43		1.43		(0.57)		–
(52.40)		12	1.06		1.06		1.06		0.26		–
(52.31)		135,673	0.90		0.90		0.90		0.36		–

35.85	(H)	492,466	1.48		1.48		1.48		(0.62)		85
34.81	(H)	78,931	2.40		2.19		2.19		(1.33)		–
34.94	(H)	75,742	2.15		2.15		2.15		(1.29)		–
30.10	(F)	13	1.65	(G)	1.65	(G)	1.65	(G)	(0.78	) (G)	–
30.45	(F)	13	1.34	(G)	1.34	(G)	1.34	(G)	(0.47	) (G)	–
30.75	(F)	13	1.05	(G)	1.05	(G)	1.05	(G)	(0.17	) (G)	–
36.61	(H)	195,998	0.89		0.89		0.89		(0.01)		–

16.58		417,840	1.53		1.48		1.48		(0.25)		125
15.80		74,805	2.44		2.18		2.18		(0.95)		–
15.72		66,121	2.20		2.20		2.20		(0.98)		–
17.25		169,270	0.93		0.93		0.93		0.31		–

1.88		419,648	1.58		1.48		1.48		0.41		270
1.02		78,986	2.51		2.35		2.35		(0.45)		–
1.07		71,623	2.25		2.25		2.25		(0.34)		–
2.34		83,896	0.97		0.97		0.97		0.87		–

21

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

23

The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,102.70	$7.72	$1,000.00	$1,017.46	$7.40	1.48%	181	365
Class B	$1,000.00	$1,097.70	$11.60	$1,000.00	$1,013.74	$11.13	2.23	181	365
Class C	$1,000.00	$1,098.70	$11.60	$1,000.00	$1,013.74	$11.13	2.23	181	365
Class R3	$1,000.00	$1,100.80	$8.96	$1,000.00	$1,016.27	$8.60	1.72	181	365
Class R4	$1,000.00	$1,101.00	$6.98	$1,000.00	$1,018.15	$6.71	1.34	181	365
Class R5	$1,000.00	$1,104.40	$5.64	$1,000.00	$1,019.44	$5.41	1.08	181	365
Class Y	$1,000.00	$1,104.80	$4.91	$1,000.00	$1,020.13	$4.71	0.94	181	365

25

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-GG10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Global Health Fund

The Hartford Global Health Fund

The Hartford Global Health Fund inception 05/01/2000
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/01/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Global Health A#	16.91%	37.04%	4.98%	8.25%
Global Health A##		29.50%	3.80%	7.64%
Global Health B#	16.44%	36.23%	4.20%	NA*
Global Health B##		31.23%	3.87%	NA*
Global Health C#	16.60%	36.26%	4.24%	7.48%
Global Health C##		35.26%	4.24%	7.48%
Global Health I#	17.16%	37.53%	5.26%	8.40%
Global Health R3#	16.88%	36.84%	4.95%	8.54%
Global Health R4#	17.03%	37.32%	5.23%	8.68%
Global Health R5#	17.23%	37.68%	5.45%	8.80%
Global Health Y#	17.27%	37.79%	5.50%	8.82%
S&P 500 Index	15.66%	38.82%	2.63%	-0.19%
S&P North American Health Care	13.70%	33.42%	3.32%	3.69%
Sector Index

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Robert L. Deresiewicz	Ann C. Gallo	Jean M. Hynes, CFA	Kirk J. Mayer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Global Health Fund returned 16.91%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmarks, the S&P North American Health Care Sector Index, which returned 13.70% and the S&P 500 Index, which returned 15.66% for the same period. The Fund also outperformed the 13.45% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The U.S. health care reform legislation that began in early 2009 was finalized in April 2010 as President Obama signed the bill into law. Health care stocks rallied broadly in the wake of the House of Representatives vote in April as a number of the more onerous provisions were removed or modified.

Health Care stocks (+14%) underperformed the broader U.S. market (+16%) but outperformed the global equity market sector (+10%)

2

during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indices, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Health Services (+18%) and Specialty Pharmaceuticals/Biotechnology (+15%) gained the most while Medical Technology (+13%) and Major Pharmaceuticals (+10%) modestly lagged the other sub-sectors.

During the period, both stock selection and sector allocation, which is a fallout of our bottom-up (i.e. stock by stock fundamental research) stock selection process, were additive to relative results. Stock selection in Medical Technology and Health Services, as well as an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Major Pharmaceuticals, were the primary drivers of relative (i.e. total return) outperformance.

Holdings of Incyte (Medical Technology) and Volcano (Medical Technology), as well as not owning Abbott Laboratories (Medical Technology), were the top contributors to benchmark-relative performance during the period. Shares of U.S.-based drug discovery and development company Incyte gained amid increasing confidence for the company's potential treatment for myelofibrosis, which is currently in clinical trials. Volcano, which focuses on vascular diseases, announced better-than-expected revenues for the fourth quarter of 2009, causing the stock price to rise during the period. Not owning benchmark component Abbott during the quarter contributed positively to relative results. The company’s shares stagnated as it acquired Facet Biotech and reported quarterly results that were in line with expectations. Medtronic (Medical Technology) was among the top contributors to absolute (i.e. total return) performance.

Holdings of Shionogi (Specialty Pharmaceuticals/Biotechnology), Daiichi Sankyo (Major Pharmaceuticals), and Forest Labs (Specialty Pharmaceuticals/Biotechnology) detracted from benchmark-relative performance. Japan-based Shionogi’s shares declined due to disappointing sales of antibiotics and sales at its Sciele division. Shares in Japanese pharmaceutical company Daiichi Sankyo fell as news of a weaker-than-expected launch of Effient in the U.S. market reduced expectations for the drug’s success when launched in Japan. Also, delays in generic subsidiary Ranbaxy's ability to fully resolve U.S. Food and Drug Administration (FDA )concerns about manufacturing shortcomings continued to weigh on the stock. Drug maker Forest Labs’ shares declined as an FDA panel voted against approval a of a new type of drug called Daxas, which was designed to treat the lung condition COPD. Top detractors from absolute performance included Baxter International (Medical Technology) and AMAG Pharmaceuticals (Specialty Pharmaceuticals/Biotechnology).

What is the outlook?

Now that President Obama has signed the health care reform bill into law which lacks the more onerous provisions included in prior drafts, headline risk has been reduced significantly. This is especially true for managed care companies, though we believe health care stocks as a whole will continue to benefit from further clarity going forward. Given our bottom-up, longer-term view, and the fact that the implementation of health care reform will be gradual, starting primarily in 2014, the health care reform bill does not materially impact our long-term outlook for Health Care stocks.

For some time now, our thesis has been that the impact of reform will be moderate relative to the negative expectations reflected in health care stock valuations. Our view has been that once the uncertainty is lifted and the market better understands the specifics of what reform will entail, health care stocks will respond well. Health Care underperformed the broader market in 2009, and a significant factor driving that was uncertainty about reform.

Against this backdrop, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Specialty Pharmaceuticals/Biotechnology sector and most underweight in the Major Pharmaceuticals sector relative to the benchmark.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry	Net Assets
Biotechnology	22.3%
Drug Retail	2.6
Health Care Distributors	8.4
Health Care Equipment	24.0
Health Care Services	0.7
Health Care Technology	0.3
Life Sciences Tools & Services	2.4
Managed Health Care	9.0
Pharmaceuticals	30.0
Other Assets and Liabilities	0.3
Total	100.0%

Diversification by Country
as of April 30, 2010
Percentage of
Country	Net Assets
Belgium	1.1%
China	0.7
Denmark	0.3
France	0.4
Ireland	2.2
Israel	2.8
Italy	1.1
Japan	5.4
Switzerland	0.8
United Kingdom	0.8
United States	84.1
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Global Health Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.7%
	Biotechnology - 22.3%
224	3SBio, Inc. ADR●		$2,668
93	Affymax, Inc.●		2,227
100	AMAG Pharmaceuticals, Inc.●		3,415
167	Amgen, Inc.●		9,573
345	Amylin Pharmaceuticals, Inc.●		7,126
671	Celera Corp.●		5,012
182	Celgene Corp.●		11,244
235	Celldex Therapeutics, Inc.●		1,916
63	Cephalon, Inc.●		4,035
827	Cytokinetics, Inc.●		2,662
99	Gilead Sciences, Inc.●		3,919
1,215	Incyte Corp.●		16,306
58	Ironwood Pharmaceuticals, Inc.●		743
820	Ligand Pharmaceuticals Class B●		1,509
23	OSI Pharmaceuticals, Inc.●		1,367
163	Regeneron Pharmaceuticals, Inc.●		4,154
62	Rigel Pharmaceuticals, Inc.●		479
291	Seattle Genetics, Inc.●		3,672
437	Siga Technologies, Inc.●		3,000
112	Vertex Pharmaceuticals, Inc.●		4,358
			89,385
	Drug Retail - 2.6%
283	CVS/Caremark Corp.		10,443

	Health Care Distributors - 8.4%
261	Amerisource Bergen Corp.		8,061
289	Cardinal Health, Inc.		10,021
236	McKesson Corp.		15,309
			33,391
	Health Care Equipment - 24.0%
233	Abiomed, Inc.●		2,246
99	Bard (C.R.), Inc.		8,577
178	Baxter International, Inc.		8,408
89	Beckman Coulter, Inc.		5,547
326	China Medical Technologies, Inc. ADR		4,524
259	Covidien plc		12,420
116	DiaSorin S.p.A.		4,311
111	Hospira, Inc.●		5,973
43	Masimo Corp.		995
417	Medtronic, Inc.		18,214
255	St. Jude Medical, Inc.●		10,417
508	Volcano Corp.●		12,193
117	Wright Medical Group, Inc.●		2,196
			96,021
	Health Care Services - 0.7%
105	Rehabcare Group, Inc.●		2,989

	Health Care Technology - 0.3%
54	Eclipsys Corp.●		1,120

	Life Sciences Tools & Services - 2.4%
129	PAREXEL International Corp.●		3,047
116	Thermo Fisher Scientific, Inc.●		6,412
			9,459
	Managed Health Care - 9.0%
191	Aetna, Inc.		5,641
229	CIGNA Corp.		7,354
173	Coventry Health Care, Inc.●		4,115
147	Health Net, Inc.●		3,228
513	UnitedHealth Group, Inc.		15,563
			35,901
	Pharmaceuticals - 30.0%
15	Alk-Abello A/S		1,146
85	Ardea Biosciences, Inc.●		2,169
75	AstraZeneca plc ADR		3,300
376	Daiichi Sankyo Co., Ltd.		6,527
182	Eisai Co., Ltd.		6,207
1,324	Elan Corp. plc ADR●		8,895
73	Eli Lilly & Co.		2,553
399	Forest Laboratories, Inc.●		10,868
32	Ipsen		1,527
180	King Pharmaceuticals, Inc.●		1,767
386	Medicines Co.●		2,832
474	Merck & Co., Inc.		16,591
1,167	Pfizer, Inc.		19,519
20	Roche Holding AG		3,119
476	Shionogi & Co., Ltd.		8,598
187	Teva Pharmaceutical Industries Ltd. ADR		10,973
113	UCB S.A.		4,372
110	Warner Chilcott plc●		3,125
115	Watson Pharmaceuticals, Inc.●		4,929
91	Xenoport, Inc.●		942
			119,959
	Total common stocks
	(cost $373,248)		$398,668

WARRANTS - 0.0%
	Biotechnology - 0.0%
96	Cytokinetics, Inc. ⌂●		$45

	Total warrants
	(cost $–)		$45

	Total long-term investments
	(cost $373,248)		$398,713

	Total investments
	(cost $373,248) ▲	99.7%	$398,713
	Other assets and liabilities	0.3%	1,271
	Total net assets	100.0%	$399,984

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.6% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

 The accompanying notes are an integral part of these financial statements.

4

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $390,307 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$60,971
Unrealized Depreciation	(52,565)
Net Unrealized Appreciation	$8,406

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
05/2009	96	Cytokinetics, Inc. Warrants	$–

The aggregate value of these securities at April 30, 2010 was $45 which represents 0.01% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Japanese Yen (Sell)	$11,527	$12,039	02/04/11	$512

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Health Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$398,668	$362,861	$35,807	$–
Warrants	45	–	45	–
Total	$398,713	$362,861	$35,852	$–
Forward Foreign Currency Contracts *	512	–	512	–
Total	$512	$–	$512	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Health Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $373,248)	$398,713
Unrealized appreciation on forward foreign currency contracts	512
Receivables:
Investment securities sold	2,106
Fund shares sold	375
Dividends and interest	454
Other assets	81
Total assets	402,241
Liabilities:
Bank overdraft — U.S. Dollars	1,075
Payables:
Fund shares redeemed	915
Investment management fees	40
Administrative fees	—
Distribution fees	19
Accrued expenses	208
Total liabilities	2,257
Net assets	$399,984
Summary of Net Assets:
Capital stock and paid-in-capital	$505,167
Accumulated net investment loss	(970)
Accumulated net realized loss on investments and foreign currency transactions	(130,184)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	25,971
Net assets	$399,984

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.28/$16.17
Shares outstanding	16,943
Net assets	$258,965
Class B: Net asset value per share	$13.95
Shares outstanding	2,023
Net assets	$28,218
Class C: Net asset value per share	$13.98
Shares outstanding	5,776
Net assets	$80,739
Class I: Net asset value per share	$15.50
Shares outstanding	1,110
Net assets	$17,194
Class R3: Net asset value per share	$15.86
Shares outstanding	177
Net assets	$2,805
Class R4: Net asset value per share	$16.08
Shares outstanding	494
Net assets	$7,944
Class R5: Net asset value per share	$16.26
Shares outstanding	115
Net assets	$1,872
Class Y: Net asset value per share	$16.30
Shares outstanding	138
Net assets	$2,247

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Health Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,481
Interest	1
Less: Foreign tax withheld	(46)
Total investment income	2,436

Expenses:
Investment management fees	1,806
Administrative services fees	9
Transfer agent fees	506
Distribution fees
Class A	322
Class B	161
Class C	405
Class R3	5
Class R4	9
Custodian fees	8
Accounting services fees	28
Registration and filing fees	49
Board of Directors' fees	8
Audit fees	11
Other expenses	102
Total expenses (before waivers and fees paid indirectly)	3,429
Transfer agent fee waivers	(17)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(20)
Total expenses, net	3,409
Net Investment Loss	(973)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	5,675
Net realized gain on forward foreign currency contracts	27
Net realized loss on other foreign currency transactions	(20)
Net Realized Gain on Investments and Foreign Currency Transactions	5,682
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	55,498
Net unrealized appreciation of forward foreign currency contracts	515
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(10)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	56,003
Net Gain on Investments and Foreign Currency Transactions	61,685
Net Increase in Net Assets Resulting from Operations	$60,712

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Health Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment loss	$(973)	$(1,393)
Net realized gain (loss) on investments and foreign currency transactions	5,682	(126,964)
Net unrealized appreciation of investments and foreign currency transactions	56,003	138,689
Net Increase In Net Assets Resulting From Operations	60,712	10,332
Distributions to Shareholders:
From net realized gain on investments
Class A	—	(14,159)
Class B	—	(2,332)
Class C	—	(4,728)
Class I	—	(1,547)
Class R3	—	(23)
Class R4	—	(189)
Class R5	—	(65)
Class Y	—	(7,033)
Total distributions	—	(30,076)
Capital Share Transactions:
Class A	(14,566)	(68,275)
Class B	(8,720)	(13,501)
Class C	(5,759)	(19,147)
Class I	(1,343)	(24,782)
Class R3	1,235	754
Class R4	715	1,884
Class R5	195	(113)
Class Y	106	(132,062)
Net decrease from capital share transactions	(28,137)	(255,242)
Net Increase (Decrease) In Net Assets	32,575	(274,986)
Net Assets:
Beginning of period	367,409	642,395
End of period	$399,984	$367,409
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(970)	$3

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Health Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Global Health Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions

11

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

12

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

j)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$512
	foreign currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

13

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$27	$—	$27
Total	$—	$—	$—	$27	$—	$27

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	515	—	$515
Total	$—	$—	$—	$515	$—	$515

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$18,256
Long-Term Capital Gains *	30,076	48,170

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

14

Amount
Accumulated Capital Losses *	$(118,807)
Unrealized Depreciation †	(47,088)
Total Accumulated Deficit	$(165,895)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,396
Accumulated Net Realized Loss	(90)
Paid-in-Capital	(1,306)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$118,807
Total	$118,807

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

15

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.51%	1.54%	1.41%	1.40%		1.60%		1.58%
Class B Shares	2.31	2.10	2.24	2.29		2.31		2.33
Class C Shares	2.21	2.26	2.14	2.14		2.31		2.33
Class I Shares	1.24	1.26	1.10	1.08		1.14	*
Class R3 Shares	1.74	1.78	1.85	1.77	†
Class R4 Shares	1.41	1.39	1.35	1.45	†
Class R5 Shares	1.11	1.09	1.05	1.17	†
Class Y Shares	1.00	0.99	0.95	0.95		1.08		1.06

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

16

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $206 and contingent deferred sales charges of $28 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $514 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

17

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for	Affiliate for the
	the Year Ended	Year Ended
	October 31,	October 31,
	2007	2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$89,500
Sales Proceeds Excluding U.S. Government Obligations	118,199

18

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,661	—	(2,669)	—	(1,008)	3,167	1,127	(9,957)	—	(5,663)
Amount	$25,237	$—	$(39,803)	$—	$(14,566)	$37,894	$12,851	$(119,020)	$—	$(68,275)
Class B
Shares	21	—	(649)	—	(628)	141	203	(1,565)	—	(1,221)
Amount	$296	$—	$(9,016)	$—	$(8,720)	$1,517	$2,130	$(17,148)	$—	$(13,501)
Class C
Shares	442	—	(871)	—	(429)	600	363	(2,670)	—	(1,707)
Amount	$6,168	$—	$(11,927)	$—	$(5,759)	$6,558	$3,822	$(29,527)	$—	$(19,147)
Class I
Shares	252	—	(346)	—	(94)	842	130	(3,127)	—	(2,155)
Amount	$3,827	$—	$(5,170)	$—	$(1,343)	$10,689	$1,501	$(36,972)	$—	$(24,782)
Class R3
Shares	102	—	(23)	—	79	70	2	(12)	—	60
Amount	$1,591	$—	$(356)	$—	$1,235	$890	$23	$(159)	$—	$754
Class R4
Shares	121	—	(74)	—	47	207	16	(71)	—	152
Amount	$1,906	$—	$(1,191)	$—	$715	$2,596	$189	$(901)	$—	$1,884
Class R5
Shares	40	—	(27)	—	13	29	6	(41)	—	(6)
Amount	$648	$—	$(453)	$—	$195	$350	$65	$(528)	$—	$(113)
Class Y
Shares	29	—	(21)	—	8	26	582	(12,052)	—	(11,444)
Amount	$452	$—	$(346)	$—	$106	$324	$7,033	$(139,419)	$—	$(132,062)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	252	$3,860
For the Year Ended October 31, 2009	445	$5,299

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

19

The Hartford Global Health Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$13.07	$(0.02)	$–	$2.23	$2.21	$–	$–	$–	$–	$2.21	$15.28
B	11.98	(0.07)	–	2.04	1.97	–	–	–	–	1.97	13.95
C	11.99	(0.07)	–	2.06	1.99	–	–	–	–	1.99	13.98
I	13.23	–	–	2.27	2.27	–	–	–	–	2.27	15.50
R3	13.57	(0.04)	–	2.33	2.29	–	–	–	–	2.29	15.86
R4	13.74	(0.02)	–	2.36	2.34	–	–	–	–	2.34	16.08
R5	13.87	0.01	–	2.38	2.39	–	–	–	–	2.39	16.26
Y	13.90	0.02	–	2.38	2.40	–	–	–	–	2.40	16.30

For the Year Ended October 31, 2009 (E)
A	12.69	(0.02)	–	1.01	0.99	–	(0.61)	–	(0.61)	0.38	13.07
B	11.74	(0.08)	–	0.93	0.85	–	(0.61)	–	(0.61)	0.24	11.98
C	11.78	(0.10)	–	0.92	0.82	–	(0.61)	–	(0.61)	0.21	11.99
I	12.81	0.01	–	1.02	1.03	–	(0.61)	–	(0.61)	0.42	13.23
R3	13.19	(0.05)	–	1.04	0.99	–	(0.61)	–	(0.61)	0.38	13.57
R4	13.29	–	–	1.06	1.06	–	(0.61)	–	(0.61)	0.45	13.74
R5	13.38	0.03	–	1.07	1.10	–	(0.61)	–	(0.61)	0.49	13.87
Y	13.40	0.01	–	1.10	1.11	–	(0.61)	–	(0.61)	0.50	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	–	(4.83)	(4.86)	–	(1.30)	–	(1.30)	(6.16)	12.69
B	17.67	(0.18)	–	(4.45)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.74
C	17.71	(0.14)	–	(4.49)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.78
I	18.96	0.01	–	(4.86)	(4.85)	–	(1.30)	–	(1.30)	(6.15)	12.81
R3	19.59	(0.03)	–	(5.07)	(5.10)	–	(1.30)	–	(1.30)	(6.40)	13.19
R4	19.66	–	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	(6.37)	13.29
R5	19.70	0.03	–	(5.05)	(5.02)	–	(1.30)	–	(1.30)	(6.32)	13.38
Y	19.74	0.05	–	(5.09)	(5.04)	–	(1.30)	–	(1.30)	(6.34)	13.40

For the Year Ended October 31, 2007
A	17.84	(0.04)	–	1.73	1.69	–	(0.68)	–	(0.68)	1.01	18.85
B	16.92	(0.20)	–	1.63	1.43	–	(0.68)	–	(0.68)	0.75	17.67
C	16.93	(0.15)	–	1.61	1.46	–	(0.68)	–	(0.68)	0.78	17.71
I	17.86	0.01	–	1.77	1.78	–	(0.68)	–	(0.68)	1.10	18.96
R3(I)	18.27	(0.02)	–	1.34	1.32	–	–	–	–	1.32	19.59
R4(I)	18.27	–	–	1.39	1.39	–	–	–	–	1.39	19.66
R5(I)	18.27	–	–	1.43	1.43	–	–	–	–	1.43	19.70
Y	18.57	0.04	–	1.81	1.85	–	(0.68)	–	(0.68)	1.17	19.74

For the Year Ended October 31, 2006
A	16.50	(0.07)	–	2.41	2.34	–	(1.00)	–	(1.00)	1.34	17.84
B	15.81	(0.20)	–	2.31	2.11	–	(1.00)	–	(1.00)	1.11	16.92
C	15.81	(0.18)	–	2.30	2.12	–	(1.00)	–	(1.00)	1.12	16.93
I(J)	17.34	–	–	0.52	0.52	–	–	–	–	0.52	17.86
Y	17.05	(0.01)	–	2.53	2.52	–	(1.00)	–	(1.00)	1.52	18.57

For the Year Ended October 31, 2005
A	15.00	(0.08)	–	2.35	2.27	–	(0.77)	–	(0.77)	1.50	16.50
B	14.50	(0.20)	–	2.28	2.08	–	(0.77)	–	(0.77)	1.31	15.81
C	14.51	(0.19)	–	2.26	2.07	–	(0.77)	–	(0.77)	1.30	15.81
Y	15.41	(0.01)	–	2.42	2.41	–	(0.77)	–	(0.77)	1.64	17.05
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.91	%(F)	$258,965	1.51	%(G)	1.51	%(G)	1.51	%(G)	(0.30	)%(G)	23%
16.44	(F)	28,218	2.41	(G)	2.31	(G)	2.31	(G)	(1.09	) (G)	–
16.60	(F)	80,739	2.21	(G)	2.21	(G)	2.21	(G)	(1.00	) (G)	–
17.16	(F)	17,194	1.24	(G)	1.24	(G)	1.24	(G)	(0.02	) (G)	–
16.88	(F)	2,805	1.74	(G)	1.74	(G)	1.74	(G)	(0.54	) (G)	–
17.03	(F)	7,944	1.41	(G)	1.41	(G)	1.41	(G)	(0.19	) (G)	–
17.23	(F)	1,872	1.11	(G)	1.11	(G)	1.11	(G)	0.10	(G)	–
17.27	(F)	2,247	1.00	(G)	1.00	(G)	1.00	(G)	0.20	(G)	–

8.48		234,603	1.58		1.55		1.55		(0.18)		80
7.95		31,746	2.54		2.11		2.11		(0.75)		–
7.66		74,424	2.28		2.28		2.28		(0.91)		–
8.73		15,934	1.27		1.27		1.27		0.04		–
8.15		1,330	1.79		1.79		1.79		(0.36)		–
8.64		6,147	1.40		1.40		1.40		0.00		–
8.89		1,412	1.11		1.11		1.11		0.27		–
8.95		1,813	0.99		0.99		0.99		0.11		–

(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		2.24		(1.02)		–
(28.10)		93,208	2.15		2.15		2.15		(0.92)		–
(27.36)		43,036	1.11		1.11		1.11		0.10		–
(27.78)		503	1.91		1.85		1.85		(0.67)		–
(27.52)		3,921	1.35		1.35		1.35		(0.02)		–
(27.18)		1,449	1.05		1.05		1.05		0.27		–
(27.23)		155,104	0.95		0.95		0.95		0.28		–

9.96	(H)	509,341	1.41		1.41		1.41		(0.25)		41
8.92	(H)	82,932	2.30		2.29		2.29		(1.15)		–
9.11	(H)	137,101	2.15		2.15		2.15		(0.99)		–
10.48	(H)	15,017	1.07		1.07		1.07		0.08		–
7.22	(F)	112	1.75	(G)	1.75	(G)	1.75	(G)	(0.50	) (G)	–
7.61	(F)	494	1.41	(G)	1.41	(G)	1.41	(G)	–	(G)	–
7.83	(F)	434	1.14	(G)	1.14	(G)	1.14	(G)	–	(G)	–
10.45	(H)	213,110	0.95		0.95		0.95		0.20		–

14.96		370,285	1.61		1.60		1.60		(0.53)		30
14.10		80,574	2.45		2.32		2.32		(1.27)		–
14.17		97,956	2.31		2.31		2.31		(1.25)		–
3.00	(F)	785	1.26	(G)	1.15	(G)	1.15	(G)	(0.20	) (G)	–
15.56		192,814	1.08		1.08		1.08		(0.03)		–

15.67		209,835	1.71		1.60		1.60		(0.55)		50
14.86		71,204	2.52		2.35		2.35		(1.30)		–
14.78		72,546	2.36		2.35		2.35		(1.30)		–
16.19		169,698	1.08		1.08		1.08		(0.12)		–

21

The Hartford Global Health Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

23

The Hartford Global Health Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Global Health Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,169.10	$8.12	$1,000.00	$1,017.31	$7.55	1.51%	181	365
Class B	$1,000.00	$1,164.40	$12.40	$1,000.00	$1,013.34	$11.53	2.31	181	365
Class C	$1,000.00	$1,166.00	$11.87	$1,000.00	$1,013.84	$11.04	2.21	181	365
Class I	$1,000.00	$1,171.60	$6.68	$1,000.00	$1,018.65	$6.21	1.24	181	365
Class R3	$1,000.00	$1,168.80	$9.36	$1,000.00	$1,016.17	$8.70	1.74	181	365
Class R4	$1,000.00	$1,170.30	$7.59	$1,000.00	$1,017.80	$7.05	1.41	181	365
Class R5	$1,000.00	$1,172.30	$5.98	$1,000.00	$1,019.29	$5.56	1.11	181	365
Class Y	$1,000.00	$1,172.70	$5.39	$1,000.00	$1,019.84	$5.01	1.00	181	365

25

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-GH10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Global Research Fund

The Hartford Global Research Fund
(formerly The Hartford Global Equity Fund)

The Hartford Global Research Fund inception 02/29/2008
(formerly The Hartford Global Equity Fund)
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 2/29/08 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Global Research A#	12.22%	41.33%	-4.32%
Global Research A##		33.55%	-6.79%
Global Research B#	11.67%	40.16%	-5.07%
Global Research B##		35.16%	-6.40%
Global Research C#	11.79%	40.31%	-5.02%
Global Research C##		39.31%	-5.02%
Global Research I#	12.36%	41.69%	-4.08%
Global Research R3#	12.00%	40.88%	-4.64%
Global Research R4#	12.11%	41.19%	-4.41%
Global Research R5#	12.27%	41.57%	-4.16%
Global Research Y#	12.40%	41.56%	-4.11%
MSCI All Country World Index	10.03%	40.00%	-5.52%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 12.22%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmark, the MSCI All Country World Index, which returned 10.03% for the same period. The Fund also outperformed the 10.41% return of the average fund in the Lipper Global Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The period was marked by volatility in the equity markets as concerns about debt default in Europe, the impacts of tightening Chinese monetary policy, and the continued high U.S. unemployment pressured stocks early in the year. Generally strong earnings reports and a belief that the global economy is finding its footing provided a lift to equities later in the period.

All ten sectors of the MSCI All Country World Index rose during the period, though sector returns within the index diverged widely. Consumer Discretionary (+19%), Industrials (+19%), and Information Technology (+16%) rose the most while returns in Telecommunication Services (+2%), Utilities (+4%), and Energy (+5%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in nine of ten sectors. Stock selection was strongest relative to the benchmark in Financials, Materials, and Telecommunication Services while selection in Consumer Discretionary detracted from relative performance. Sector allocation was modestly

2

additive to relative performance due in part to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to Consumer Discretionary and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to the Financials sector.

Top contributors to relative performance during the period included Apple (Information Technology), Cliffs Natural Resources (Materials), and Seagate Technology (Information Technology). Holding consumer electronics company Apple helped benchmark-relative performance as the stock performed well due to strong sales of iPhones and MacBooks and the launch of its new tablet device, the iPad. Shares of Cliffs Natural Resources rose as the company reported above-consensus fourth quarter 2009 results and indicated a stronger year ahead, driven by attractive iron ore pricing and good cost controls. Disk drive manufacturer Seagate Technology continued to benefit from a more rational competitive environment, stronger than expected overall demand, and a quicker than expected rebound in pricing. Toronto-Dominion Bank (Financials) and Bank Nova Scotia (Financials) were among top contributors to absolute (i.e. total return) performance.

The largest detractors from relative returns were Peugeot (Consumer Discretionary), Julius Baer (Financials), and Renault (Consumer Discretionary). French automaker Peugeot’s shares declined after the company issued cautious guidance driven by expected weak European auto sales following the end of government subsidies. Shares of the Swiss bank Julius Baer fell on concerns of the possible implementation of Swiss banking secrecy regulations and concerns over declines in assets under management. The Fund’s holdings in French automaker Renault declined as investors became more concerned with markets’ pricing and volume prospects and market turmoil related to European sovereign debt concerns. Telefonica (Telecommunication Services) was among the top detractors from absolute performance.

What is the outlook?

While equity prices generally trended higher during the first part of the year, these gains were modest in comparison with the sharp moves off the March 2009 bottom. We believe this moderation may signal a new phase in the economy and capital markets as we transition to a focus on headwinds faced by the global economy. These headwinds include large structural deficits across developed economies, a deleveraging consumer in the U.S., and concerns that unprecedented levels of stimulus, in tandem with rebounding growth in emerging economies, could stimulate inflationary pressures. Such headwinds may result in modest growth in the U.S. and other developed nations, while emerging economies experience a more robust expansion. Such transition periods are often choppy as markets begin to discriminate among securities based on their fundamental attributes and discount potential tightening measures in the future.

The Fund ended the period most overweight the Health Care, Information Technology, and Consumer Discretionary sectors and most underweight the Industrials, Financials, and Consumer Staples sectors. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Energy sectors.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.1%
Banks (Financials)	10.8
Capital Goods (Industrials)	5.4
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	1.3
Diversified Financials (Financials)	4.6
Energy (Energy)	11.0
Food & Staples Retailing (Consumer Staples)	0.7
Food, Beverage & Tobacco (Consumer Staples)	7.1
Health Care Equipment & Services (Health Care)	2.9
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	3.3
Materials (Materials)	8.4
Media (Consumer Discretionary)	1.6
Other Investment Pools and Funds (Financials)	0.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.4
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	1.7
Software & Services (Information Technology)	6.4
Technology Hardware & Equipment (Information Technology)	5.1
Telecommunication Services (Services)	4.4
Transportation (Industrials)	2.0
Utilities (Utilities)	4.6
Short-Term Investments	3.5
Other Assets and Liabilities	(0.8)
Total	100.0%

3

Diversification by Country
as of April 30, 2010

Percentage of
Country	Net Assets
Australia	0.8%
Austria	0.2
Belgium	0.4
Brazil	2.9
Canada	5.0
China	1.4
Denmark	0.7
France	5.0
Germany	2.1
Hong Kong	3.2
India	1.9
Indonesia	0.1
Ireland	0.4
Israel	1.0
Italy	0.9
Japan	4.7
Jersey	0.2
Luxembourg	0.7
Malaysia	0.0
Mexico	0.3
Netherlands	0.8
Norway	0.4
Philippines	0.2
Russia	1.1
Singapore	0.5
South Africa	0.3
South Korea	0.6
Spain	1.1
Sweden	0.1
Switzerland	2.0
Taiwan	0.7
Thailand	0.6
Turkey	0.4
United Kingdom	8.7
United States	47.9
Short-Term Investments	3.5
Other Assets and Liabilities	(0.8)
Total	100.0%

4

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6%
	Automobiles & Components - 2.1%
7	Daimler AG	$384
8	Magna International, Inc.	535
16	Nok Corp.	265
18	Peugeot S.A.	533
8	Renault S.A.	372
		2,089
	Banks - 10.7%
19	Banco Santander Central Hispano S.A.	245
151	Bangkok Bank plc	553
10	Bank of Baroda	148
12	Bank of India	100
15	Bank of Nova Scotia	762
1	Banque Cantonale Vaudoise	230
53	Barclays Bank plc	271
8	BNP Paribas	583
55	BOC Hong Kong Holdings Ltd.	132
2	Citizens & Northern Corp.	25
55	Citizens Republic Bancorp, Inc. ●	69
11	Corp. Bank	132
218	Dah Sing Banking Group Ltd.	295
28	DNB Nor ASA	329
4	Foroya Banki P/F	113
2	Gronlandsbanken	130
2	HDFC Bank Ltd. ADR	365
39	HSBC Holdings plc	401
27	Indian Overseas Bank	59
33	Itau Unibanco Banco Multiplo S.A. ADR	714
35	Karnataka Bank Ltd.	108
97	Metropolitan Bank and Trust	116
117	Mitsubishi UFJ Financial Group, Inc.	609
7	National Bank of Canada	428
20	Oriental Bank of Commerce	161
70	Oversea-Chinese Banking Corp., Ltd.	447
1	PNC Financial Services Group, Inc.	46
–	Ringkjoebing Landbobank	35
92	Security Bank Corp.	123
5	Societe Generale Class A	291
32	Standard Chartered plc	843
2	State Bank of India	109
11	Sterling Bancorp NY	122
11	Toronto-Dominion Bank ADR	801
23	Turkiye Garanti Bankasi A.S.	109
14	Union Bank of India	97
5	Vestjysk Bank A/S	76
19	Wells Fargo & Co. ‡	619
		10,796
	Capital Goods - 5.4%
1	AMETEK, Inc.	51
2	Arfon, Inc. ●	39
13	BAE Systems plc	68
4	Boeing Co.	323
1	Carlisle Cos., Inc.	28
2	Caterpillar, Inc.	138
82	China State Construction International Holdings Ltd.	29
4	Cooper Industries plc Class A	181
1	Cubic Corp.	44
2	Danaher Corp.	197
1	Dover Corp.	35
4	Emerson Electric Co.	192
30	General Electric Co.	565
74	Hansen Transmissions ●	113
1	Hochtief AG	73
4	Honeywell International, Inc.	212
2	IDEX Corp.	61
5	Illinois Tool Works, Inc.	259
8	Ingersoll-Rand plc	291
7	Komatsu Ltd.	146
3	Lockheed Martin Corp.	214
17	Mitsui & Co., Ltd.	259
4	Northrop Grumman Corp.	267
2	Parker-Hannifin Corp.	140
5	Pentair, Inc.	180
20	Rolls-Royce Group plc	173
6	Safran S.A.	149
5	Siemens AG	524
–	SMC Corp.	38
4	United Technologies Corp.	311
2	Vinci S.A.	116
1	WESCO International, Inc. ●	56
		5,472
	Consumer Durables & Apparel - 1.0%
123	Anta Sports Products Ltd.	219
83	Barratt Developments plc	158
31	PDG Realty S.A.	277
3	Pulte Group, Inc. ●	33
48	Skyworth Digital Holdings Ltd.	43
1	Stanley Black & Decker, Inc.	42
260	Xtep International Holdings Ltd.	198
		970
	Consumer Services - 1.3%
1	Accor S.A.	37
3	Apollo Group, Inc. Class A ●	197
2	Ctrip.com International Ltd. ADR ●	90
3	Home Inns & Hotels Management, Inc. ●	114
5	McDonald's Corp.	318
1	New Oriental Education & Technology Group, Inc. ADR ●	110
3	Penn National Gaming, Inc. ●	103
–	Strayer Education, Inc.	47
62	Thomas Cook Group plc	233
		1,249
	Diversified Financials - 4.6%
82	Aberdeen Asset Management plc	173
12	Ameriprise Financial, Inc.	544
31	Bank of America Corp.	556
2	Bank Sarasin & Cie AG	75
6	Cetip S.A. - Balcao Organizado	43
5	Deutsche Boerse AG	401
9	Discover Financial Services, Inc.	136
2	Goldman Sachs Group, Inc.	316
7	ICAP plc	43
18	ING Groep N.V.	160
11	ING Groep N.V. ADR	93
6	Invesco Ltd.	133
13	Julius Baer Group Ltd.	461
427	Metro Pacific Investments Corp. ●	30
15	Nasdaq OMX Group, Inc. ●	322

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Diversified Financials - 4.6% - (continued)
–	Osaka Securities Exchange Co., Ltd.	$236
52	UBS AG	803
29	Uranium Participation Corp. ●	172
		4,697
	Energy - 11.0%
1	Anadarko Petroleum Corp.	93
1	Baker Hughes, Inc.	46
49	BG Group plc	827
69	BP plc	598
6	BP plc ADR	333
3	Cabot Oil & Gas Corp.	97
7	Canadian Natural Resources Ltd. ADR	558
3	Canadian Oil SandsTrust	86
4	Chevron Corp.	293
22	Cobalt International Energy ●	247
7	ConocoPhillips Holding Co.	440
10	Consol Energy, Inc.	430
5	Devon Energy Corp.	348
4	EnCana Corp. ADR	132
6	Eni S.p.A. ADR	245
3	EOG Resources, Inc.	360
13	Exxon Mobil Corp.	861
36	Ezra Holdings Ltd.	53
5	Green Plains Renewable Energy ●	71
8	Hess Corp.	519
39	Karoon Gas Australia Ltd. ●	269
66	Kunlun Energy Co. Ltd.	87
7	Marathon Oil Corp.	221
3	Massey Energy Co.	123
3	National Oilwell Varco, Inc.	110
2	Noble Energy, Inc.	152
18	OAO Gazprom Class S ADR	414
2	Occidental Petroleum Corp.	176
6	OMV AG	226
1	Overseas Shipholding Group, Inc.	46
3	Peabody Energy Corp.	122
4	PetroChina Co., Ltd. ADR	457
2	Petroleo Brasileiro S.A. ADR	99
8	Reliance Industries Ltd.	180
7	Reliance Industries Ltd. GDR ■	313
6	Repsol YPF S.A.	143
1	Royal Dutch Shell plc ADR	43
43	Saras S.p.A.	104
7	SBM Offshore N.V.	147
4	Schlumberger Ltd.	274
–	SouthGobi Energy Resources ●	1
3	Southwestern Energy Co. ●	107
7	Suncor Energy, Inc.	227
3	Total S.A. ADR	170
2	Ultra Petroleum Corp. ●	84
8	Valero Energy Corp.	158
2	Williams Cos., Inc.	38
1	XTO Energy, Inc.	52
		11,180
	Food & Staples Retailing - 0.7%
23	AEON Co., Ltd.	263
2	Carrefour S.A.	85
10	CVS/Caremark Corp.	353
22	Olam International Ltd.	41
		742
	Food, Beverage & Tobacco - 7.1%
8	Altria Group, Inc.	178
1	Archer Daniels Midland Co.	39
18	Bajaj Hindusthan Ltd.	51
18	British American Tobacco plc	564
5	Cental Euro Distribution Corp. ●	187
68	China Green Holdings Ltd.	79
51	China Mengniu Dairy Co.	154
38	China Yurun Food Group Ltd.	115
4	Coca Cola Femsa S.A.B-SP ADR	291
6	Constellation Brands, Inc. Class A ●	113
13	Cosan Ltd. ●	134
14	Cott Corp. ●	116
2	Del Monte Foods Co.	29
3	Dr. Pepper Snapple Group	94
6	General Mills, Inc.	419
11	Groupe Danone	656
5	Grupo Modelo S.A.B.	27
1	Heineken N.V.	49
19	Imperial Tobacco Group plc	546
18	Kraft Foods, Inc.	546
2	Lorillard, Inc.	140
34	Marine Harvest ●	31
9	Omega Protein Corp. ●	49
15	PepsiCo, Inc.	980
15	Philip Morris International, Inc.	739
28	PureCircle Ltd. ●	128
13	Smithfield Foods, Inc. ●	240
2	Swedish Match Ab	48
12	Tingyi Holding Corp.	28
8	Unilever N.V. CVA	250
66	Want Want China Holdings Ltd.	49
9	Zhongpin, Inc. ●	114
		7,183
	Health Care Equipment & Services - 2.9%
8	Aetna, Inc.	231
2	Amerisource Bergen Corp.	70
1	Bard (C.R.), Inc.	67
2	Baxter International, Inc.	85
1	Beckman Coulter, Inc.	84
9	Cardinal Health, Inc.	306
3	CIGNA Corp.	93
1	Coventry Health Care, Inc. ●	26
11	Covidien plc	545
1	Eclipsys Corp. ●	13
1	Hospira, Inc. ●	68
5	McKesson Corp.	323
9	Medtronic, Inc.	414
4	St. Jude Medical, Inc. ●	176
–	Synthes, Inc.	21
15	UnitedHealth Group, Inc.	445
		2,967
	Household & Personal Products - 0.3%
1	Energizer Holdings, Inc. ●	61
4	Hengan International Group Co., Ltd.	31
1	Herbalife Ltd.	44
11	Hypermarcas S.A. ●	157
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Household & Personal Products - 0.3% - (continued)
–	LG Household & Health Care Ltd.	$61
		354
	Insurance - 3.3%
12	ACE Ltd.	626
10	Allstate Corp.	342
42	Fortis ●	130
6	Marsh & McLennan Cos., Inc.	138
12	Principal Financial Group, Inc.	359
11	Progressive Corp.	211
51	Prudential plc	451
2	Samsung Life Insurance Co., Ltd. ●☼	171
6	Transatlantic Holdings, Inc.	289
3	Trygvesta A/S	189
16	Unum Group	393
–	Zurich Financial Services AG	52
		3,351
	Materials - 8.4%
8	African Barrick Gold Ltd. ●	68
–	Agrium U.S., Inc.	1
1	Agrium, Inc.	39
1	Air Products and Chemicals, Inc.	104
8	Aquarius Platinum Ltd.	50
12	Asahi Kasei Corp.	68
8	Barrick Gold Corp.	331
7	BASF SE	406
6	BHP Billiton plc	194
2	Brenntag AG ●	127
73	China Shanshui Cement Group	37
2	Cliff's Natural Resources, Inc.	134
3	CRH plc	95
4	Croda International plc	69
2	Cytec Industries, Inc.	115
3	Dow Chemical Co.	104
4	Evraz Group S.A. §	149
52	Ferrexpo plc	278
1	First Quantum Minerals Ltd.	77
4	FMC Corp.	281
1	Freeport-McMoRan Copper & Gold, Inc.	90
2	HeidelbergCement AG	100
587	Huabao International Holdings Ltd.	679
8	Ivanhoe Mines Ltd. ●	131
1	Martin Marietta Materials, Inc.	66
7	Methanex Corp.	153
13	Mosaic Co.	652
2	Newcrest Mining Ltd.	66
61	Nippon Steel Corp.	215
1	Owens-Illinois, Inc. ●	46
2	Praxair, Inc.	129
2	Randgold Resources Ltd. ADR	177
28	Rexam plc	138
12	Rhodia S.A.	274
3	Rio Tinto Ltd.	164
9	Rio Tinto plc	460
2	Rockwood Holdings, Inc. ●	50
5	RTI International Metals, Inc. ●	126
7	Shin-Etsu Chemical Co., Ltd.	376
32	Showa Denko K.K.	73
2	Sino Forest Corp. ■●	27
9	Sino Forest Corp. Class A ●	154
12	Solutia, Inc. ●	212
48	Sumitomo Metal Industries	131
4	Teck Cominco Ltd. Class B ●	167
6	Vale S.A. - SP ADR	187
3	Vedanta Resources plc	116
30	Xstrata plc	488
		8,374
	Media - 1.6%
8	CBS Corp. Class B	133
7	Comcast Corp. Class A	129
1	DirecTV Class A ●	46
2	Discovery Communications, Inc. ●	57
1	DreamWorks Animation SKG, Inc. ●	31
3	Elsevier N.V.	32
1	Liberty Global, Inc. ●	29
7	News Corp. Class A	111
4	Pearson plc	57
1	Publicis Groupe	29
1	SES Global S.A.	26
1	Thomson Reuters Corp.	42
2	Time Warner Cable, Inc.	100
2	Time Warner, Inc.	71
1	Viacom, Inc. Class B ●	22
3	Vivendi S.A.	78
14	Walt Disney Co.	526
1	Wolters Kluwer N.V.	20
6	WPP plc	65
		1,604
	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
–	Alk-Abello A/S	25
2	Almirall S.A.	27
2	Amgen, Inc. ●	139
6	Amylin Pharmaceuticals, Inc. ●	129
2	Astellas Pharma, Inc.	55
7	AstraZeneca plc	301
5	AstraZeneca plc ADR	221
3	Celgene Corp. ●	183
2	Cephalon, Inc. ●	100
16	Daiichi Sankyo Co., Ltd.	277
13	Eisai Co., Ltd.	461
44	Elan Corp. plc ADR ●	297
16	Eli Lilly & Co.	572
7	Forest Laboratories, Inc. ●	179
3	Gilead Sciences, Inc. ●	134
2	H. Lundbeck A/S	28
1	Ipsen	46
1	Ironwood Pharmaceuticals, Inc. ●	10
3	Johnson & Johnson	216
3	King Pharmaceuticals, Inc. ●	32
4	Medicines Co. ●	33
24	Merck & Co., Inc.	838
4	Mylan, Inc. ●	84
1	Onyx Pharmaceuticals, Inc. ●	34
1	OSI Pharmaceuticals, Inc. ●	35
2	PAREXEL International Corp. ●	51
56	Pfizer, Inc.	934
4	Qiagen N.V. ●	97

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.4% - (continued)
3	Regeneron Pharmaceuticals, Inc. ●	$89
1	Rigel Pharmaceuticals, Inc. ●	7
2	Roche Holding AG	244
3	Sanofi-Aventis S.A. ADR ●	87
12	Shionogi & Co., Ltd.	208
13	Teva Pharmaceutical Industries Ltd. ADR	760
3	Thermo Fisher Scientific, Inc. ●	156
5	UCB S.A.	187
1	Valeant Pharmaceuticals International ●	28
2	Vertex Pharmaceuticals, Inc. ●	63
2	Warner Chilcott plc ●	51
2	Watson Pharmaceuticals, Inc. ●	67
		7,485
	Real Estate - 0.3%
7	Forest City Enterprises, Inc. Class A ●	107
1	Unibail-Rodamco SE	119
9	Westfield Group	102
		328
	Retailing - 4.4%
2	ABC Mart, Inc.	73
4	Amazon.com, Inc. ●	526
6	Best Buy Co., Inc.	284
2	CFAO ●	71
2	Don Quijote Co.	54
32	Esprit Holdings Ltd.	226
31	Gap, Inc.	771
10	Home Depot, Inc.	352
9	J Front Retailing Co., Ltd.	52
39	Kingfisher plc	148
2	Kohl's Corp. ●	134
4	Macy's, Inc.	97
137	Ontime Department Store	131
576	Oriental Watch Holdings	144
44	Pacific Brands Ltd.	48
4	Pinault-Printemps-Redoute S.A.	497
2	Sherwin-Williams Co.	182
12	Staples, Inc.	288
5	Target Corp.	309
1	Yamada Denki Co., Ltd.	51
35	Zhongsheng Group Holdings ●	49
		4,487
	Semiconductors & Semiconductor Equipment - 1.7%
3	Analog Devices, Inc.	84
5	Applied Materials, Inc.	63
11	Applied Micro Circuits Corp. ●	119
13	ASM Pacific Technology	118
2	Atheros Communications, Inc. ●	60
8	Broadcom Corp. Class A	261
3	Intel Corp.	73
13	Maxim Integrated Products, Inc.	256
8	MediaTek, Inc.	137
12	RichTek Technology Corp.	126
–	Samsung Electronics Co., Ltd.	208
5	Skyworks Solutions, Inc. ●	87
44	Taiwan Semiconductor Manufacturing Co., Ltd.	86
8	TriQuint Semiconductor, Inc. ●	58
		1,736
	Software & Services - 6.4%
9	Accenture plc	381
2	Activision Blizzard, Inc.	28
5	Adobe Systems, Inc. ●	173
31	Alibaba.com Ltd.	58
3	Alliance Data Systems Corp. ●	207
2	Amadeus IT Holding S.A. ●	25
7	Automatic Data Processing, Inc.	311
–	Baidu, Inc. ADR ●	56
5	BMC Software, Inc. ●	180
2	Check Point Software Technologies Ltd. ADR ●	73
2	Citrix Systems, Inc. ●	73
18	eBay, Inc. ●	439
2	Equinix, Inc. ●	200
1	Gartner, Inc. Class A ●	16
2	Genpact Ltd. ●	35
1	Google, Inc. ●	387
79	Hi Sun Technology China Ltd. ●	54
2	Longtop Financial Technologies Ltd. ●	54
36	Microsoft Corp.	1,089
2	Netease.com, Inc. ●	62
40	Oracle Corp.	1,031
3	Perfect World Co., Ltd. ADR ●	109
11	Sapient Corp.	111
1	Shanda Interactive Entertainment Ltd. ADR ●	36
5	Tencent Holdings Ltd.	108
15	Tivit Terceirizacao De Tecno	151
3	TiVo, Inc. ●	47
1	Vanceinfo Technologies ADR ●	35
3	Visa, Inc.	239
1	Vistaprint N.V. ●	26
33	Western Union Co.	610
2	Yahoo!, Inc. ●	36
		6,440
	Technology Hardware & Equipment - 5.1%
31	AAC Acoustic Technologies	51
45	Acer, Inc.	122
7	Apple, Inc. ●	1,820
7	BYD Co., Ltd.	59
15	Cisco Systems, Inc. ●	412
23	Dell, Inc. ●	374
43	Delta Electronics, Inc.	142
20	Digital China Holdings Ltd.	29
1	Finisar Corp. ●	15
6	Hewlett-Packard Co.	313
27	Hon Hai Precision Industry Co., Ltd.	125
1	IBM Corp.	155
36	Motorola, Inc. ●	256
8	NetApp, Inc. ●	275
3	Polycom, Inc. ●	88
2	QLogic Corp. ●	41
17	Qualcomm, Inc.	652
2	Research In Motion Ltd. ●	142
1	Seagate Technology ●	14
37	Synnex Technology International Corp.	88
		5,173
	Telecommunication Services - 4.3%
–	American Tower Corp. Class A ●	12
6	Brasil Telecom S.A. ADR ●	108

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Telecommunication Services - 4.3% - (continued)
2	Cellcom Israel Ltd.	$56
3	Crown Castle International Corp. ●	121
4	France Telecom S.A.	96
4	KT Corp. ADR	92
11	Leap Wireless International, Inc. ●	206
3	MetroPCS Communications, Inc. ●	20
6	Millicom International Cellular S.A.	508
13	Mobile Telesystems OJSC ADR	697
18	MTN Group Ltd.	268
4	NII Holdings, Inc. Class B ●	178
4	P.T. Telekomunikasi Indonesia ADR	126
6	Partner Communications Co., Ltd. ADR	120
14	Qwest Communications International, Inc.	74
–	SBA Communications Corp. ●	14
3	SK Telecom Co., Ltd. ADR	62
4	Tele Norte Leste Participacoes S.A. ADR	58
371	Telecom Italia S.p.A. ●	418
7	Telefonica S.A.	158
3	Telefonica S.A. ADR	230
9	Telenor ASA	133
2	Tim Participacoes S.A. ADR	55
19	Turkcell Iletisim Hizmetleri A.S. ADR	301
7	TW Telecom, Inc. ●	127
8	VimpelCom Ltd ADR ●	133
–	Vimpel-Communications ADR	1
		4,372
	Transportation - 2.0%
2	Abertis Infraestructuras S.A.	42
1	Aegean Marine Petroleum Network	35
83	AirAsia Berhad ●	34
17	Covenant Transport ●	124
8	DSV A/S	135
5	easyJet plc ●	36
2	Expeditors International of Washington, Inc.	67
2	FedEx Corp.	176
2	Genesee & Wyoming, Inc. Class A ●	64
8	J.B. Hunt Transport Services, Inc.	280
56	Jiangsu Express Co., Ltd.	52
3	Kansas City Southern ●	133
–	Kuehne & Nagel International AG	30
2	Mitsui O.S.K. Lines Ltd.	15
2	Nippon Yusen	8
1	Old Dominion Freight Line, Inc. ●	36
1	Ryanair Holdings plc ADR ●	34
1	TNT N.V.	17
17	Toll Holdings Ltd.	112
8	UAL Corp. ●	183
4	United Parcel Service, Inc. Class B	279
3	Vitran Corp., Inc. ●	42
5	Yusen Air & Sea Service Co., Ltd.	71
		2,005
	Utilities - 4.6%
7	Aqua America, Inc.	124
27	China Resources Power Holdings Co., Ltd.	54
4	CMS Energy Corp.	59
30	Companhia Energetica de Minas Gerais ADR	480
1	Electricite de France	73
30	Enel S.p.A.	158
3	EQT Corp.	128
4	Exelon Corp.	156
13	FPL Group, Inc.	673
11	Gaz de France	377
132	Guangdong Investment Ltd.	69
9	International Power plc	45
4	N.V. Energy, Inc.	52
11	National Grid plc	108
11	Northeast Utilities	319
1	OGE Energy Corp.	45
5	PG&E Corp.	228
2	Pinnacle West Capital Corp.	66
2	Questar Corp.	75
8	Red Electrica Corporacion S.A.	395
5	Severn Trent plc	95
16	Snam Rete Gas S.p.A.	77
11	Tokyo Electric Power Co., Inc.	287
23	Tokyo Gas Co., Ltd.	98
18	Tractebel Energia S.A.	231
2	UniSource Energy Corp.	58
5	Xcel Energy, Inc.	104
16	Xinao Gas Holdings Ltd.	49
		4,683
	Total common stocks (cost $88,805)	$97,737

PREFERRED STOCKS - 0.2%
	Banks - 0.1%
3	Banco Itau Holding	$63

	Telecommunication Services - 0.1%
3	Telemar Norte Leste S.A.	90

	Total preferred stocks (cost $145)	$153

WARRANTS - 0.0%
	Banks - 0.0%
7	Washington Mutual, Inc. Private Placement ⌂●†	$–

	Total warrants (cost $–)	$–

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools and Funds - 0.5%
7	iShares MSCI EAFE Index Fund	$381
1	iShares S&P North American Technology Sector Index Fund	45
2	SPDR S&P Retail ETF	$70
	Total exchange traded funds (cost $502)	$496

	Total long-term investments (cost $89,452)	$98,386

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.5%
	Repurchase Agreements - 3.5%
$372	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $372, collateralized by FHLMC 4.00% - 7.50%, 2012 - 2040, FNMA 4.00% - 6.50%, 2010 - 2040, value of $379) 0.20%, 04/30/2010		$372
1,386	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $1,386, collateralized by FNMA 3.50% - 9.00%, 2013 - 2048, value of $1,414) 0.20%, 04/30/2010		1,386
427	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $427, collateralized by FHLMC 6.00% - 6.50%, 2038, value of $436) 0.20%, 04/30/2010		427
866	Morgan Stanley & Co., Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $866, collateralized by FHLMC 4.00% - 6.50%, 2017 - 2040, FNMA 3.50% - 6.50%, 2018 - 2040, value of $884) 0.19%, 04/30/2010		866
6	UBS Securities, Inc. Repurchase Agreement (maturing on 05/03/2010 in the amount of $6, collateralized by U.S. Treasury Bond 7.63%, 2022, value of $6) 0.18%, 04/30/2010		6
507	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $507, collateralized by U.S. Treasury Note 3.00%, 2017, value of $517) 0.20%, 04/30/2010		507
			3,564
	Total short-term investments (cost $3,564)		$3,564

	Total investments (cost $93,016) ▲	100.8%	$101,950
	Other assets and liabilities	(0.8)%	(761)
	Total net assets	100.0%	$101,189

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 49.4% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $95,510 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,308
Unrealized Depreciation	(4,868)
Net Unrealized Appreciation	$6,440

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $–, which represents –% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $340, which represents 0.34% of total net assets.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2010 was $171.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2010, these securities amounted to $149 or 0.15% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2008	7	Washington Mutual, Inc. Private Placement Warrants	$–

The aggregate value of these securities at April 30, 2010 was $– which represents –% of total net assets.

The accompanying notes are an integral part of these financial statements.

10

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Mini	6	Long	Jun 2010	$2

* The number of contracts does not omit 000's.

Cash of $27 was pledged as initial margin deposit for open futures contracts at April 30, 2010.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$385	$382	05/04/10	$3
British Pound (Buy)	100	100	05/06/10	–
British Pound (Sell)	12	12	05/04/10	–
British Pound (Buy)	41	41	05/05/10	–
British Pound (Sell)	40	40	05/06/10	–
Canadian Dollar (Buy)	1	1	05/05/10	–
Euro (Buy)	35	35	05/03/10	–
Euro (Sell)	39	39	05/03/10	–
Hong Kong Dollar (Buy)	3	3	05/03/10	–
Hong Kong Dollar (Sell)	–	–	05/04/10	–
Japanese Yen (Sell)	798	833	02/04/11	35
Japanese Yen (Buy)	88	92	02/04/11	(4)
Japanese Yen (Sell)	71	71	02/04/11	–
Mexican New Peso (Buy)	1	1	05/05/10	–
				$34

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$2,089	$535	$1,554	$–
Banks	10,796	4,312	6,484	–
Capital Goods	5,472	3,897	1,575	–
Consumer Durables & Apparel	970	352	618	–
Consumer Services	1,249	979	270	–
Diversified Financials	4,697	2,315	2,382	–
Energy	11,180	8,546	2,634	–
Food & Staples Retailing	742	353	389	–
Food, Beverage & Tobacco	7,183	4,563	2,620	–
Health Care Equipment & Services	2,967	2,946	21	–
Household & Personal Products	354	323	31	–
Insurance	3,351	2,358	822	171
Materials	8,374	4,357	4,017	–
Media	1,604	1,297	307	–
Pharmaceuticals, Biotechnology & Life Sciences	7,485	5,529	1,956	–
Real Estate	328	107	221	–
Retailing	4,487	3,063	1,424	–
Semiconductors & Semiconductor Equipment	1,736	1,061	675	–
Software & Services	6,440	6,220	220	–
Technology Hardware & Equipment	5,173	4,557	616	–
Telecommunication Services	4,372	3,299	1,073	–
Transportation	2,005	1,453	552	–
Utilities	4,683	2,798	1,885	–
Total	97,737	65,220	32,346	171
Exchange Traded Funds	496	496	–	–
Preferred Stocks	153	153	–	–
Warrants	–	–	–	–
Short-Term Investments	3,564	–	3,564	–
Total	$101,950	$65,869	$35,910	$171
Forward Foreign Currency Contracts*	38	–	38	–
Futures*	2	2	–	–
Total	$40	$2	$38	$–
Liabilities:
Forward Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	3	2010
Assets:
Common Stock	$7	$(508)	$509	*	$171	$(8)	$—	$—	$171
Warrants	—	—	—		—	—	—	—	—
Total	$7	$(508)	$509		$171	$(8)	$—	$—	$171

*	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $93,016)	$101,950
Cash	33	*
Foreign currency on deposit with custodian (cost $11)	11
Unrealized appreciation on forward foreign currency contracts	38
Receivables:
Investment securities sold	925
Fund shares sold	13
Dividends and interest	220
Other assets	154
Total assets	103,344
Liabilities:
Unrealized depreciation on forward foreign currency contracts	4
Payables:
Investment securities purchased	1,996
Fund shares redeemed	87
Investment management fees	10
Administrative fees	—
Distribution fees	4
Variation margin	7
Accrued expenses	47
Total liabilities	2,155
Net assets	$101,189
Summary of Net Assets:
Capital stock and paid-in-capital	$118,333
Accumulated undistributed net investment income	55
Accumulated net realized loss on investments and foreign currency transactions	(26,166)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	8,967
Net assets	$101,189

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.98/$9.50
Shares outstanding	6,219
Net assets	$55,828
Class B: Net asset value per share	$8.90
Shares outstanding	915
Net assets	$8,151
Class C: Net asset value per share	$8.91
Shares outstanding	1,566
Net assets	$13,953
Class I: Net asset value per share	$8.99
Shares outstanding	48
Net assets	$435
Class R3: Net asset value per share	$8.96
Shares outstanding	31
Net assets	$277
Class R4: Net asset value per share	$8.98
Shares outstanding	31
Net assets	$276
Class R5: Net asset value per share	$8.99
Shares outstanding	30
Net assets	$274
Class Y: Net asset value per share	$8.98
Shares outstanding	2,449
Net assets	$21,995

*	Cash of $27 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$872
Interest	1
Less: Foreign tax withheld	(83)
Total investment income	790

Expenses:
Investment management fees	397
Administrative services fees	1
Transfer agent fees	153
Distribution fees
Class A	66
Class B	44
Class C	72
Class R3	1
Class R4	—
Custodian fees	20
Accounting services fees	7
Registration and filing fees	60
Board of Directors' fees	1
Audit fees	3
Other expenses	27
Total expenses (before waivers and fees paid indirectly)	852
Expense waivers	(92)
Transfer agent fee waivers	(40)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(133)
Total expenses, net	719
Net Investment Income	71
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	4,586
Net realized gain on futures	17
Net realized loss on forward foreign currency contracts	(48)
Net realized gain on other foreign currency transactions	40
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,595
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	4,888
Net unrealized appreciation of futures	2
Net unrealized appreciation of forward foreign currency contracts	33
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	4,917
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,512
Net Increase in Net Assets Resulting from Operations	$9,583
The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$71	$50
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	4,595	(1,260)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	4,917	5,492
Net Increase In Net Assets Resulting From Operations	9,583	4,282
Distributions to Shareholders:
From net investment income
Class A	(47)	(131)
Class B	—	(1)
Class C	—	(1)
Class I	(1)	(2)
Class R3	—	(1)
Class R4	—	(2)
Class R5	—	(2)
Class Y	(15)	(3)
Total distributions	(63)	(143)
Capital Share Transactions:
Class A	2,666	31,553 *
Class B	(1,832)	8,540 †
Class C	(1,962)	13,780 ‡
Class I	73	77
Class R3	(1)	7
Class R4	4	2
Class R5	—	2
Class Y	15,640	4,803 §
Net increase from capital share transactions	14,588	58,764
Net Increase In Net Assets	24,108	62,903
Net Assets:
Beginning of period	77,081	14,178
End of period	$101,189	$77,081
Accumulated undistributed (distribution in excess of) net investment income (loss)	$55	$47

*	Includes merger activity in the amount of $46,042.
†	Includes merger activity in the amount of $9,186.
‡	Includes merger activity in the amount of $14,610.
§	Includes merger activity in the amount of $3,478.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

17

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

18

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

19

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the

20

customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$38	Unrealized depreciation on forward foreign currency contracts	$4
Equity contracts	Summary of Net Assets - Unrealized appreciation	2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(48)	$—	$(48)
Equity contracts	—	—	17	—	—	17
Total	$—	$—	$17	$(48)	$—	$(31)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	33	—	$33
Equity contracts	—	—	2	—	—	2
Total	$—	$—	$2	$33	$—	$35

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily

21

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

22

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$143

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$62
Accumulated Capital Losses *	(28,282)
Unrealized Appreciation †	1,556
Total Accumulated Deficit	$(26,664)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$21
Accumulated Net Realized Gain	54,856
Paid-in-Capital	(54,877)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$13,365
2016	11,020
2017	3,897
Total	$28,282

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2009, the Fund had $49,744 in expired capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

23

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses –  Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.50%	2.25%	2.25%	1.25%	1.75%	1.50%	1.25%	1.15%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

24

	Annualized
	Six-Month
	Period	Year Ended	Year Ended
	Ended April	October 31,	October 31,
	30, 2010	2009	2008
Class A Shares	1.50%	1.58%	1.56	%*
Class B Shares	2.25	2.24	2.33	*
Class C Shares	2.25	2.38	2.34	*
Class I Shares	1.18	1.31	1.31	*
Class R3 Shares	1.75	1.89	1.90	*
Class R4 Shares	1.50	1.64	1.65	*
Class R5 Shares	1.23	1.39	1.40	*
Class Y Shares	1.15	1.29	1.30	*

* From February 29, 2008 (commencement of operations), through October 31, 2008.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $58 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $125 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

25

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	30
Class R3	30
Class R4	30
Class R5	30

7.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$53,291
Sales Proceeds Excluding U.S. Government Obligations	40,558

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,161	5	(882)	—	284	404	22	(2,271)	5,833	3,988
Amount	$10,270	$44	$(7,648)	$—	$2,666	$2,934	$130	$(17,553)	$46,042	$31,553
Class B
Shares	27	—	(237)	—	(210)	38	—	(116)	1,169	1,091
Amount	$234	$—	$(2,066)	$—	$(1,832)	$278	$1	$(925)	$9,186	$8,540
Class C
Shares	44	—	(272)	—	(228)	74	—	(173)	1,858	1,759
Amount	$382	$—	$(2,344)	$—	$(1,962)	$536	$1	$(1,367)	$14,610	$13,780
Class I
Shares	17	—	(9)	—	8	10	—	—	—	10
Amount	$145	$1	$(73)	$—	$73	$74	$3	$—	$—	$77
Class R3
Shares	1	—	(1)	—	—	1	—	—	—	1
Amount	$4	$—	$(5)	$—	$(1)	$6	$1	$—	$—	$7
Class R4
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$4	$—	$—	$—	$4	$—	$2	$—	$—	$2
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$2	$—	$—	$2
Class Y
Shares	2,012	2	(219)	—	1,795	439	1	(257)	441	624
Amount	$17,481	$15	$(1,856)	$—	$15,640	$3,253	$2	$(1,930)	$3,478	$4,803

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	88	$775
For the Year Ended October 31, 2009	17	$141

26

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

27

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Financial Highlights

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$8.01	$0.01	$–	$0.97	$0.98	$(0.01)	$–	$–	$(0.01)	$0.97	$8.98
B	7.97	(0.02)	–	0.95	0.93	–	–	–	–	0.93	8.90
C	7.97	(0.02)	–	0.96	0.94	–	–	–	–	0.94	8.91
I	8.02	0.03	–	0.96	0.99	(0.02)	–	–	(0.02)	0.97	8.99
R3	8.00	–	–	0.96	0.96	–	–	–	–	0.96	8.96
R4	8.01	0.01	–	0.96	0.97	–	–	–	–	0.97	8.98
R5	8.02	0.02	–	0.96	0.98	(0.01)	–	–	(0.01)	0.97	8.99
Y	8.01	0.03	–	0.96	0.99	(0.02)	–	–	(0.02)	0.97	8.98

For the Year Ended October 31, 2009 (E)
A	6.55	0.03	–	1.50	1.53	(0.07)	–	–	(0.07)	1.46	8.01
B	6.51	(0.05)	–	1.53	1.48	(0.02)	–	–	(0.02)	1.46	7.97
C	6.51	(0.06)	–	1.54	1.48	(0.02)	–	–	(0.02)	1.46	7.97
I	6.56	0.07	–	1.47	1.54	(0.08)	–	–	(0.08)	1.46	8.02
R3	6.53	0.03	–	1.48	1.51	(0.04)	–	–	(0.04)	1.47	8.00
R4	6.54	0.04	–	1.49	1.53	(0.06)	–	–	(0.06)	1.47	8.01
R5	6.55	0.07	–	1.48	1.55	(0.08)	–	–	(0.08)	1.47	8.02
Y	6.56	0.02	–	1.52	1.54	(0.09)	–	–	(0.09)	1.45	8.01

From (commencement of operations) February 29, 2008, through October 31, 2008
A (I)	10.00	0.05	–	(3.50)	(3.45)	–	–	–	–	(3.45)	6.55
B (I)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
C (I)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
I (I)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56
R3 (I)	10.00	0.03	–	(3.50)	(3.47)	–	–	–	–	(3.47)	6.53
R4 (I)	10.00	0.04	–	(3.50)	(3.46)	–	–	–	–	(3.46)	6.54
R5 (I)	10.00	0.06	–	(3.51)	(3.45)	–	–	–	–	(3.45)	6.55
Y (I)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)
During the year ended October 31, 2009, The Hartford Global Equity Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into The Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

(I)	Commenced operations on February 29, 2008.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

12.22	%(F)	$55,828	1.82	%(G)	1.50	%(G)	1.50	%(G)	0.30	%(G)	47%
11.67	(F)	8,151	2.70	(G)	2.25	(G)	2.25	(G)	(0.51	) (G)	–
11.79	(F)	13,953	2.49	(G)	2.25	(G)	2.25	(G)	(0.50	) (G)	–
12.36	(F)	435	1.22	(G)	1.18	(G)	1.18	(G)	0.64	(G)	–
12.00	(F)	277	1.87	(G)	1.75	(G)	1.75	(G)	0.02	(G)	–
12.11	(F)	276	1.57	(G)	1.50	(G)	1.50	(G)	0.27	(G)	–
12.27	(F)	274	1.27	(G)	1.23	(G)	1.23	(G)	0.51	(G)	–
12.40	(F)	21,995	1.19	(G)	1.15	(G)	1.15	(G)	0.85	(G)	–

23.65		47,527	2.19		1.59		1.59		0.44		217	(H)
22.89		8,964	2.83		2.24		2.24		(0.82)		–
22.91		14,297	2.67		2.39		2.39		(0.99)		–
23.97		317	1.91		1.32		1.32		1.00		–
23.36		248	2.62		1.90		1.90		0.52		–
23.70		243	2.31		1.65		1.65		0.78		–
24.05		244	2.01		1.40		1.40		1.03		–
23.85		5,241	1.51		1.30		1.30		0.26		–

(34.50	) (F)	12,746	1.92	(G)	1.56	(G)	1.56	(G)	0.78	(G)	56
(34.90	) (F)	223	2.70	(G)	2.34	(G)	2.34	(G)	0.03	(G)	–
(34.90	) (F)	225	2.71	(G)	2.34	(G)	2.34	(G)	0.02	(G)	–
(34.40	) (F)	199	1.67	(G)	1.31	(G)	1.31	(G)	1.06	(G)	–
(34.70	) (F)	196	2.36	(G)	1.90	(G)	1.90	(G)	0.47	(G)	–
(34.60	) (F)	196	2.06	(G)	1.65	(G)	1.65	(G)	0.72	(G)	–
(34.50	) (F)	196	1.76	(G)	1.40	(G)	1.40	(G)	0.97	(G)	–
(34.40	) (F)	197	1.66	(G)	1.30	(G)	1.30	(G)	1.07	(G)	–

29

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

30

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

31

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,122.20	$7.89	$1,000.00	$1,017.36	$7.50	1.50%	181	365
Class B	$1,000.00	$1,116.70	$11.81	$1,000.00	$1,013.64	$11.23	2.25	181	365
Class C	$1,000.00	$1,117.90	$11.82	$1,000.00	$1,013.64	$11.23	2.25	181	365
Class I	$1,000.00	$1,123.60	$6.42	$1,000.00	$1,018.74	$6.11	1.18	181	365
Class R3	$1,000.00	$1,120.00	$9.20	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class R4	$1,000.00	$1,121.10	$7.89	$1,000.00	$1,017.36	$7.50	1.50	181	365
Class R5	$1,000.00	$1,122.70	$6.58	$1,000.00	$1,018.60	$6.26	1.23	181	365
Class Y	$1,000.00	$1,124.00	$6.06	$1,000.00	$1,019.09	$5.76	1.15	181	365

33

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Approval of Amended Investment Management and Investment Sub-Advisory Agreements (Unaudited)

At a meeting held on November 5, 2009, the Board of Directors, including each of the Independent Directors, unanimously voted to approve amendments to both the investment management agreement between Hartford Investment Financial Services, LLC (“HIFSCO”) and The Hartford Mutual Funds, Inc. (“Company”) and the investment sub-advisory agreement between HIFSCO and Wellington Management Company LLP (“Wellington” and, together with HIFSCO, the “Advisers”) (collectively, “Amended Agreements”). The amendments related to the management fee that the Company pays HIFSCO (“Management Fee”) and the sub-advisory fee HIFSCO pays Wellington (“Sub-Advisory Fee”) with respect to The Hartford Global Research Fund (formerly known as The Hartford Global Equity Fund) (“Fund”). The amendments served to lower the Management Fee from: (i) 0.95% to 0.90% on the first $500 million in net asset value (“NAV”); and (ii) 0.90% to 0.875% on the next $500 million in NAV. The amendments also served to lower the Sub-Advisory Fee from: (i) 0.50% to 0.45% on the first $250 million in NAV; (ii) 0.45% to 0.40% on the next $250 million in NAV; and (iii) 0.40% to 0.375% on the next $500 million in NAV. In considering the approval of the Amended Agreements, the Board took into account the fact that it had approved the renewal of the investment management agreement and the sub-advisory agreement at the August 4-5, 2009 Board meeting with respect to the Fund. A discussion of the basis for the Board's approval of the investment management and investment sub-advisory agreements is available in the Hartford Mutual Funds Annual Report to shareholders for the fiscal year ended October 31, 2009. Apart from the Management and Sub-Advisory Fees, the material terms of the Amended Agreements did not change. The amendments took effect on November 1, 2009.

In approving the Amended Agreements, the Board reviewed materials relating to the Amended Agreements. In addition, the Board received an in-person presentation by HIFSCO regarding the Amended Agreements. The Board further considered information it received at the Board's meetings on June 23-24, 2009 and August 4-5, 2009. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Fund by the Advisers.

In connection with their consideration of the annual renewal of the investment management and investment sub-advisory agreements, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment management and investment sub-advisory agreements with respect to the Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds' Management and Sub-Advisory Fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm (“Consultant”) to assist them in evaluating each Fund's Management and Sub-Advisory Fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreements.

In determining to approve the Amended Agreements, the Board determined that the proposed Management and Sub-Advisory Fee structures for the Fund were fair and reasonable and that the amendments were in the best interests of the Fund and its shareholders. The Board considered the representations from the Advisers that shareholders will not pay an increased Management Fee or other fee as a result of the Amended Agreements. In determining to approve the Amended Agreements, the Board considered the following categories of material factors, among others, relating to the Amended Agreements based on information that had been provided in the Board meetings on June 23-24, 2009 and August 4-5, 2009.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information concerning the nature, extent and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the range of services provided by the Advisers and their respective organizational structures and regulatory/compliance histories. For each Adviser, the Board considered the quality of its investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries. The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisers.

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INVESTMENT PERFORMANCE

The Board considered the investment performance of the Fund. In this regard, the Board considered the information and materials provided to the Board from the Advisers and Lipper which reviewed the performance of the Fund over different time periods, as well as comparing recent investment performance against appropriate benchmark indices and against a performance universe of funds selected by Lipper. This information also included performance reports (provided by Lipper) and discussions with portfolio managers and other representatives of the Advisers at Board and Investment Committee meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund's performance track record. The Board concluded that the Fund's performance over time had been satisfactory and that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed information regarding the Advisers’ costs to provide investment management and related services to the Fund and the profitability to each from managing the Fund. In this regard, the Board noted that the Amended Agreements reduce both the Management and Sub-Advisory Fee rates to be paid to the Advisers. The Board also considered the representation of the Advisers that the proposed Management Fee amendments would not impact the level and quality of services the Advisers provide to the Fund and its shareholders. The Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED

The Board reviewed the Management and Sub-Advisory Fees to be paid to the Advisers under the Amended Agreements. The Board requested and received information from the Advisers relating to the Management and Sub-Advisory Fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual Management Fee, actual Management Fee, and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s Management Fee and total operating expenses. The Board concluded that the advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed support the conclusion that the proposed Management and Sub-Advisory Fees are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized by the Advisers and whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. The Board reviewed the breakpoints in the proposed Management and Sub-Advisory Fee schedules for the Fund, which reduced fees as Fund assets grew over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective Management Fee rates. The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. After consulting the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors. However, the Board noted that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Amended Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-GR10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Growth Allocation Fund

The Hartford Growth Allocation Fund

The Hartford Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/28/04 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Growth Allocation A#	12.34%	33.86%	4.33%	4.67%
Growth Allocation A##		26.50%	3.15%	3.67%
Growth Allocation B#	12.00%	32.83%	3.57%	3.93%
Growth Allocation B##		27.83%	3.22%	3.79%
Growth Allocation C#	12.01%	32.88%	3.58%	3.94%
Growth Allocation C##		31.88%	3.58%	3.94%
Growth Allocation I#	12.58%	34.39%	4.60%	4.90%
Growth Allocation R3#	12.24%	33.62%	4.08%	4.46%
Growth Allocation R4#	12.39%	33.89%	4.34%	4.68%
Growth Allocation R5#	12.58%	34.31%	4.54%	4.85%
Barclays Capital U.S. Aggregate	2.54%	8.30%	5.38%	5.50%
Bond Index
S&P 500 Index	15.66%	38.82%	2.63%	3.04%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 12.34%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was 11.18%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index has rebounded an impressive 79.6%.

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During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a recovery. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. real estate investment trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with the two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 80% equities and 20% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection detracted from performance, driven by large-cap value stocks. Within fixed income, favorable fund selection contributed to performance, specifically within intermediate bonds.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	1.4%
SPDR DJ Wilshire International Real Estate	0.6
SPDR DJ Wilshire REIT	0.3
State Street Bank Money Market Fund	0.1
The Hartford Capital Appreciation Fund, Class Y	19.0
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Disciplined Equity Fund, Class Y	2.0
The Hartford Dividend and Growth Fund, Class Y	2.4
The Hartford Equity Income Fund, Class Y	2.1
The Hartford Fundamental Growth Fund, Class Y	1.0
The Hartford Global Growth Fund, Class Y	6.7
The Hartford Global Research Fund, Class Y	0.2
The Hartford Growth Fund, Class Y	2.1
The Hartford Growth Opportunities Fund, Class Y	5.5
The Hartford Inflation Plus Fund, Class Y	6.5
The Hartford International Opportunities Fund, Class Y	4.2
The Hartford International Small Company Fund, Class Y	5.0
The Hartford MidCap Fund, Class Y	0.5
The Hartford MidCap Value Fund, Class Y	0.2
The Hartford Select SmallCap Value Fund, Class Y	5.3
The Hartford Short Duration Fund, Class Y	1.9
The Hartford Small Company Fund, Class Y	3.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.0
The Hartford SmallCap Growth Fund, Class Y	0.1
The Hartford Total Return Bond Fund, Class Y	11.7
The Hartford Value Fund, Class Y	15.0
The Hartford Value Opportunities Fund, Class Y	0.2
Other Assets and Liabilities	0.0
Total	100.0%

3

The Hartford Growth Allocation Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.6%
EQUITY FUNDS - 77.5%
3,869	The Hartford Capital Appreciation Fund, Class Y●		$133,001
97	The Hartford Capital Appreciation II Fund, Class Y●		1,266
1,152	The Hartford Disciplined Equity Fund, Class Y		13,905
916	The Hartford Dividend and Growth Fund, Class Y		16,715
1,199	The Hartford Equity Income Fund, Class Y		14,514
632	The Hartford Fundamental Growth Fund, Class Y		6,912
3,221	The Hartford Global Growth Fund, Class Y		47,194
173	The Hartford Global Research Fund, Class Y		1,557
886	The Hartford Growth Fund, Class Y		14,539
1,525	The Hartford Growth Opportunities Fund, Class Y		38,397
2,118	The Hartford International Opportunities Fund, Class Y		29,464
3,011	The Hartford International Small Company Fund, Class Y		34,780
159	The Hartford MidCap Fund, Class Y●		3,475
147	The Hartford MidCap Value Fund, Class Y		1,630
3,718	The Hartford Select SmallCap Value Fund, Class Y		37,222
1,440	The Hartford Small Company Fund, Class Y●		27,001
1,498	The Hartford Small/Mid Cap Equity Fund, Class Y●		14,062
24	The Hartford SmallCap Growth Fund, Class Y●		641
9,647	The Hartford Value Fund, Class Y		105,148
123	The Hartford Value Opportunities Fund, Class Y		1,552
	Total equity funds
	(cost $601,705)		$542,975

FIXED INCOME FUNDS - 20.1%
3,947	The Hartford Inflation Plus Fund, Class Y		$45,938
1,375	The Hartford Short Duration Fund, Class Y		13,438
7,757	The Hartford Total Return Bond Fund, Class Y		81,989
	Total fixed income funds
	(cost $137,916)		$141,365

	Total investments in affiliated investment companies
	(cost $739,621)		$684,340

EXCHANGE TRADED FUNDS - 2.3%
410	Powershares DB Commodity Index Tracking Fund		$10,013
127	SPDR DJ Wilshire International Real Estate		4,492
30	SPDR DJ Wilshire REIT		1,713
	Total exchange traded funds
	(cost $17,592)		$16,218

	Total long-term investments
	(cost $757,213)		$700,558

SHORT-TERM INVESTMENTS - 0.1%
	Investment Pools and Funds - 0.1%
652	State Street Bank Money Market Fund		$652

	Total short-term investments
	(cost $652)		$652

	Total investments
	(cost $757,865) ▲	100.0%	$701,210
	Other assets and liabilities	–%	47
	Total net assets	100.0%	$701,257

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $759,019 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,001
Unrealized Depreciation	(72,810)
Net Unrealized Depreciation	$(57,809)

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$684,340	$684,340	$–	$–
Exchange Traded Funds	16,218	16,218	–	–
Short-Term Investments	652	652	–	–
Total	$701,210	$701,210	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

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The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $18,244)	$16,870
Investments in underlying affiliated funds, at market value (cost $739,621)	684,340
Receivables:
Investment securities sold	737
Fund shares sold	1,255
Dividends and interest	355
Other assets	75
Total assets	703,632
Liabilities:
Payables:
Investment securities purchased	652
Fund shares redeemed	1,489
Investment management fees	11
Administrative fees	—
Distribution fees	42
Accrued expenses	181
Total liabilities	2,375
Net assets	$701,257
Summary of Net Assets:
Capital stock and paid-in-capital	$774,587
Accumulated distribution in excess of net investment income	(422)
Accumulated net realized loss on investments	(16,253)
Unrealized depreciation of investments	(56,655)
Net assets	$701,257

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.70/$11.32
Shares outstanding	38,037
Net assets	$406,978
Class B: Net asset value per share	$10.64
Shares outstanding	9,248
Net assets	$98,367
Class C: Net asset value per share	$10.63
Shares outstanding	16,252
Net assets	$172,755
Class I: Net asset value per share	$10.65
Shares outstanding	254
Net assets	$2,702
Class R3: Net asset value per share	$10.59
Shares outstanding	263
Net assets	$2,780
Class R4: Net asset value per share	$10.64
Shares outstanding	1,211
Net assets	$12,892
Class R5: Net asset value per share	$10.69
Shares outstanding	447
Net assets	$4,783

 The accompanying notes are an integral part of these financial statements.

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The Hartford Growth Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$112
Dividends from underlying affiliated funds	4,657
Interest	—
Total investment income	4,769
Expenses:
Investment management fees	459
Administrative services fees	13
Transfer agent fees	552
Distribution fees
Class A	484
Class B	488
Class C	825
Class R3	5
Class R4	14
Custodian fees	—
Accounting services fees	40
Registration and filing fees	54
Board of Directors' fees	8
Audit fees	10
Other expenses	92
Total expenses	3,044
Net Investment Income	1,725
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(4,276)
Net Realized Loss on Investments	(4,276)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	79,460
Net Changes in Unrealized Appreciation of Investments	79,460
Net Gain on Investments	75,184
Net Increase in Net Assets Resulting from Operations	$76,909

The accompanying notes are an integral part of these financial statements.

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The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$1,725	$6,525
Net realized loss on investments	(4,276)	(11,426)
Net unrealized appreciation of investments	79,460	92,975
Net Increase In Net Assets Resulting From Operations	76,909	88,074
Distributions to Shareholders:
From net investment income
Class A	(2,252)	(6,850)
Class B	—	(892)
Class C	—	(1,564)
Class I	(24)	(34)
Class R3	(10)	(1)
Class R4	(73)	(131)
Class R5	(40)	(78)
From net realized gain on investments
Class A	—	(7,321)
Class B	—	(2,009)
Class C	—	(3,308)
Class I	—	(29)
Class R3	—	(1)
Class R4	—	(122)
Class R5	—	(66)
Total distributions	(2,399)	(22,406)
Capital Share Transactions:
Class A	(2,229)	(389)
Class B	(7,867)	(4,589)
Class C	(6,331)	(3,865)
Class I	114	814
Class R3	1,516	914
Class R4	1,070	4,434
Class R5	(794)	1,567
Net decrease from capital share transactions	(14,521)	(1,114)
Net Increase In Net Assets	59,989	64,554
Net Assets:
Beginning of period	641,268	576,714
End of period	$701,257	$641,268
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(422)	$252

The accompanying notes are an integral part of these financial statements.

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The Hartford Growth Allocation Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

9

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

10

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.  In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010.  Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$9,550	$31,057
Long-Term Capital Gains *	12,856	46,273

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$252
Accumulated Capital Losses *	(10,823)
Unrealized Depreciation †	(137,269)
Total Accumulated Deficit	$(147,840)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2009, the Fund had no reclassifications.

12

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$10,823
Total	$10,823

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.81%	1.51%	1.21%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $1,308 and contingent deferred sales charges of $126 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $57. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $569 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,840
Sales Proceeds Excluding U.S. Government Obligations	68,488

14

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,699	217	(4,155)	—	(239)	8,739	1,812	(10,645)	—	(94)
Amount	$38,182	$2,202	$(42,613)	$—	$(2,229)	$72,072	$13,786	$(86,247)	$—	$(389)
Class B
Shares	76	—	(845)	—	(769)	1,124	372	(2,054)	—	(558)
Amount	$789	$—	$(8,656)	$—	$(7,867)	$9,071	$2,803	$(16,463)	$—	$(4,589)
Class C
Shares	1,456	—	(2,115)	—	(659)	3,853	587	(5,044)	—	(604)
Amount	$14,943	$—	$(21,274)	$—	$(6,331)	$31,960	$4,413	$(40,238)	$—	$(3,865)
Class I
Shares	65	2	(57)	—	10	119	8	(36)	—	91
Amount	$668	$19	$(573)	$—	$114	$1,056	$63	$(305)	$—	$814
Class R3
Shares	207	1	(59)	—	149	135	—	(27)	—	108
Amount	$2,112	$10	$(606)	$—	$1,516	$1,143	$2	$(231)	$—	$914
Class R4
Shares	203	7	(111)	—	99	676	34	(162)	—	548
Amount	$2,100	$72	$(1,102)	$—	$1,070	$5,433	$253	$(1,252)	$—	$4,434
Class R5
Shares	67	4	(150)	—	(79)	246	19	(78)	—	187
Amount	$683	$41	$(1,518)	$—	$(794)	$1,988	$144	$(565)	$—	$1,567

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	65	$676
For the Year Ended October 31, 2009	136	$1,107

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$9.58	$0.04	$–	$1.14	$1.18	$(0.06)	$–	$–	$(0.06)	$1.12	$10.70
B	9.50	–	–	1.14	1.14	–	–	–	–	1.14	10.64
C	9.49	–	–	1.14	1.14	–	–	–	–	1.14	10.63
I	9.55	0.06	–	1.14	1.20	(0.10)	–	–	(0.10)	1.10	10.65
R3	9.50	0.04	–	1.12	1.16	(0.07)	–	–	(0.07)	1.09	10.59
R4	9.53	0.04	–	1.14	1.18	(0.07)	–	–	(0.07)	1.11	10.64
R5	9.58	0.06	–	1.14	1.20	(0.09)	–	–	(0.09)	1.11	10.69

For the Year Ended October 31, 2009 (G)
A	8.58	0.12	–	1.24	1.36	(0.17)	(0.19)	–	(0.36)	1.00	9.58
B	8.48	0.06	–	1.23	1.29	(0.08)	(0.19)	–	(0.27)	1.02	9.50
C	8.48	0.06	–	1.23	1.29	(0.09)	(0.19)	–	(0.28)	1.01	9.49
I	8.57	0.14	–	1.25	1.39	(0.22)	(0.19)	–	(0.41)	0.98	9.55
R3	8.51	0.03	–	1.30	1.33	(0.15)	(0.19)	–	(0.34)	0.99	9.50
R4	8.56	0.10	–	1.25	1.35	(0.19)	(0.19)	–	(0.38)	0.97	9.53
R5	8.60	0.13	–	1.25	1.38	(0.21)	(0.19)	–	(0.40)	0.98	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	–	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	(5.93)	8.58
B	14.37	0.03	–	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
C	14.37	0.04	–	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
I	14.49	0.37	–	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	(5.92)	8.57
R3	14.46	0.18	–	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	(5.95)	8.51
R4	14.51	0.43	–	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	(5.95)	8.56
R5	14.54	0.46	–	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	(5.94)	8.60

For the Year Ended October 31, 2007
A	12.66	0.14	–	2.23	2.37	(0.24)	(0.28)	–	(0.52)	1.85	14.51
B	12.57	0.04	–	2.21	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
C	12.57	0.05	–	2.20	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
I	12.67	0.26	–	2.14	2.40	(0.30)	(0.28)	–	(0.58)	1.82	14.49
R3(H)	12.59	(0.02)	–	1.89	1.87	–	–	–	–	1.87	14.46
R4(H)	12.59	–	–	1.92	1.92	–	–	–	–	1.92	14.51
R5(H)	12.59	–	–	1.95	1.95	–	–	–	–	1.95	14.54

For the Year Ended October 31, 2006
A	11.27	0.07	–	1.46	1.53	(0.13)	(0.01)	–	(0.14)	1.39	12.66
B	11.19	0.03	–	1.42	1.45	(0.06)	(0.01)	–	(0.07)	1.38	12.57
C	11.19	0.03	–	1.42	1.45	(0.06)	(0.01)	–	(0.07)	1.38	12.57
I(I)	12.16	(0.01)	–	0.52	0.51	–	–	–	–	0.51	12.67

For the Year Ended October 31, 2005
A	10.36	0.05	–	0.89	0.94	(0.03)	–	–	(0.03)	0.91	11.27
B	10.34	(0.01)	–	0.87	0.86	(0.01)	–	–	(0.01)	0.85	11.19
C	10.33	(0.01)	–	0.88	0.87	(0.01)	–	–	(0.01)	0.86	11.19
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.34	%(E)	$ 406,978	0.61	%(F)	0.61	%(F)	0.61	%(F)	0.81	%(F)	8%
12.00	(E)	98,367	1.41	(F)	1.41	(F)	1.41	(F)	0.02	(F)	–
12.01	(E)	172,755	1.35	(F)	1.35	(F)	1.35	(F)	0.07	(F)	–
12.58	(E)	2,702	0.27	(F)	0.27	(F)	0.27	(F)	1.15	(F)	–
12.24	(E)	2,780	0.92	(F)	0.92	(F)	0.92	(F)	0.30	(F)	–
12.39	(E)	12,892	0.60	(F)	0.60	(F)	0.60	(F)	0.79	(F)	–
12.58	(E)	4,783	0.30	(F)	0.30	(F)	0.30	(F)	1.11	(F)	–

17.06		366,509	0.68		0.68		0.68		1.45		7
16.13		95,176	1.51		1.44		1.44		0.70		–
16.10		160,530	1.43		1.43		1.43		0.72		–
17.47		2,335	0.28		0.28		0.28		1.70		–
16.76		1,081	1.00		1.00		1.00		0.35		–
16.96		10,597	0.61		0.61		0.61		1.22		–
17.38		5,040	0.31		0.31		0.31		1.62		–

(35.00)		329,312	0.59		0.59		0.59		1.06		13
(35.52)		89,717	1.41		1.41		1.41		0.26		–
(35.50)		148,584	1.34		1.34		1.34		0.34		–
(34.75)		1,310	0.23		0.23		0.23		0.97		–
(35.32)		49	1.06		1.06		1.06		0.34		–
(34.95)		4,825	0.59		0.59		0.59		0.17		–
(34.78)		2,917	0.30		0.30		0.30		0.63		–

19.35		503,345	0.60		0.60		0.60		0.93		39
18.40		143,140	1.41		1.32		1.32		0.22		–
18.44		238,997	1.34		1.31		1.31		0.25		–
19.71		804	0.23		0.23		0.23		0.58		–
14.85	(E)	53	0.95	(F)	0.93	(F)	0.93	(F)	(0.26	)(F)	–
15.25	(E)	325	0.66	(F)	0.65	(F)	0.65	(F)	(0.01	)(F)	–
15.49	(E)	782	0.38	(F)	0.38	(F)	0.38	(F)	0.25	(F)	–

13.64		370,088	0.69		0.67		0.67		0.49		13
12.96		107,818	1.51		1.32		1.32		(0.15)		–
12.96		181,434	1.44		1.32		1.32		(0.16)		–
4.19	(E)	10	0.66	(F)	0.42	(F)	0.42	(F)	0.16	(F)	–

9.12		205,331	0.72		0.64		0.64		0.42		1
8.37		65,739	1.53		1.29		1.29		(0.23)		–
8.47		100,339	1.47		1.29		1.29		(0.23)		–

17

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

 Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

 Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,123.40	$3.21	$1,000.00	$1,021.77	$3.06	0.61%	181	365
Class B	$1,000.00	$1,120.00	$7.41	$1,000.00	$1,017.80	$7.05	1.41	181	365
Class C	$1,000.00	$1,120.10	$7.10	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class I	$1,000.00	$1,125.80	$1.42	$1,000.00	$1,023.46	$1.35	0.27	181	365
Class R3	$1,000.00	$1,122.40	$4.84	$1,000.00	$1,020.23	$4.61	0.92	181	365
Class R4	$1,000.00	$1,123.90	$3.16	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class R5	$1,000.00	$1,125.80	$1.58	$1,000.00	$1,023.31	$1.51	0.30	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-GA10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford High Yield Fund

The Hartford High Yield Fund

The Hartford High Yield Fund inception 09/30/1998
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks high current income. Growth of capital is a secondary objective.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
High Yield A#	12.36%	39.24%	6.71%	5.65%
High Yield A##		32.97%	5.74%	5.17%
High Yield B#	11.83%	38.00%	5.93%	NA*
High Yield B##		33.00%	5.63%	NA*
High Yield C#	12.01%	38.18%	5.95%	4.93%
High Yield C##		37.18%	5.95%	4.93%
High Yield I#	12.68%	39.81%	6.96%	5.78%
High Yield R3#	12.07%	38.72%	6.67%	5.84%
High Yield R4#	12.38%	39.32%	6.92%	5.96%
High Yield R5#	12.52%	39.64%	7.08%	6.04%
High Yield Y#	12.58%	39.78%	7.15%	6.08%
Barclays Capital U.S. Corporate	11.70%	42.45%	8.47%	7.67%
High-Yield Bond Index

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class Y performance.

Portfolio Managers
James Serhant, CFA	Carlos Feged, CFA
Senior Vice President, Senior Investment Analyst	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 12.36%, before sales charge, for the six-month period ended April 30, 2010. In comparison, its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index returned 11.70% while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, returned 10.85%.

Why did the Fund perform this way?

The Fund’s relative outperformance over the period was primarily driven by strong security selection. The Fund overcame a continued underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Financial sector, the best performing High Yield sector for the period, by executing strong credit selection in the Automotive, Gaming and Textile sectors among others.

Significant contributions came from investments in United Components and Lear Corporation (Autos), MGM Mirage and Firekeepers (Gaming) and Quiksilver, Inc. (Textiles) to name a few. The Fund maintained a

2

slightly higher risk profile than the Index and favored consumer discretionary sectors that were expected to benefit from the continued U.S. economic recovery.

The most significant detractor to performance over the period was the Fund’s participation in the new issue of Sorenson Communications. Sorenson provides communications services to the hearing impaired. This first time High Yield bond issuer has a good business model with high margins and strong free cash flow. The primary risk to this company’s credit profile is that its per-minute charges are subject to review by the Federal Communications Commission every three years. One such review is occurring this June, and it is widely anticipated that Sorenson will be forced to cut its prices. We factored in a reduction in pricing when we underwrote the deal, however we misjudged the willingness of other market participants to embrace what we saw as a manageable outcome. The Fund made an allocation to the bond, which promptly traded down several points amidst market volatility in late-January and early-February. Our sell discipline dictated that we “right-size” our position even if it meant taking a minor loss, which is what we did. We continue to maintain an allocation to the bond, and it rebounded amid strong market gains in March and April.

What is your outlook?

Markets continue to confirm that an economic recovery is in hand for 2010, supported by very low interest rates, strong government spending and increased production activity (automobiles, etc.). Continued improvements in the overall economy, coupled with a relatively clear maturity schedule and adequate access to capital for issuers, should keep defaults low. We expect defaults in 2010 to drop below 4% from a high of 14% in 2009.

That said, the High Yield market will likely experience some volatility going forward. Sources of stress range from sovereign risk to the withdrawal of extraordinarily easy monetary policy to profit taking among tactical High Yield investors. Nevertheless, we think a rise in interest rates will hurt other lower yielding asset classes before High Yield given our continued expectation for low defaults.

We continue to believe that the High Yield market will have positive returns over the next 12 months, albeit with bouts of volatility, similar to what we saw in January and February. At current yields, the market offers little room for error, which means idiosyncratic risk will be the key driver of returns in 2010, and earnings disappointments from companies will be punished. Event risk is also a major theme as merger and acquisition activity moves into full swing and companies begin to address 2013 through 2015 debt maturities.

Distribution by Credit Quality
as of April 30, 2010

Percentage of
Long-Term
Rating *	Holdings
BBB / Baa	0.4%
BB / Ba	16.5
B / B	48.5
CCC / Caa	31.1
CC / Ca	1.6
C / C	0.7
Not Rated	1.2
Total	100.0%

* Split rated bonds are categorized using the lowest rating.

Diversification by Security Type
as of April 30, 2010

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.0%
Common Stocks	0.6
Corporate Bonds: Investment Grade	1.3
Corporate Bonds: Non-Investment Grade	90.4
Senior Floating Rate Interests: Non-Investment Grade	4.8
Short-Term Investments	2.2
Other Assets and Liabilities	0.7
Total	100.0%

Diversification by Industry
as of April 30, 2010

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	4.5%
Administrative Waste Management and Remediation	0.4
Agriculture, Forestry, Fishing and Hunting	2.1
Air Transportation	0.9
Apparel Manufacturing	1.4
Arts, Entertainment and Recreation	10.3
Chemical Manufacturing	2.2
Computer and Electronic Product Manufacturing	3.2
Construction	0.9
Educational Services	0.9
Fabricated Metal Product Manufacturing	0.5
Finance and Insurance	13.4
Food Manufacturing	1.1
Food Services	0.4
Health Care and Social Assistance	6.9
Information	13.3
Machinery Manufacturing	0.7
Mining	1.2
Miscellaneous Manufacturing	1.7
Motor Vehicle & Parts Manufacturing	2.4
Paper Manufacturing	1.9
Petroleum and Coal Products Manufacturing	7.8
Pipeline Transportation	0.9
Plastics and Rubber Products Manufacturing	0.7
Primary Metal Manufacturing	0.7
Printing and Related Support Activities	0.7
Professional, Scientific and Technical Services	2.5
Real Estate and Rental and Leasing	1.8
Retail Trade	4.2
Textile Product Mills	0.3
Truck Transportation	0.9
Utilities	3.9
Water Transportation	0.9
Wholesale Trade	0.9
Other Securities
Automobiles & Components	0.6
Short-Term Investments	2.2
Other Assets and Liabilities	0.7
Total	100.0%

3

The Hartford High Yield Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Soundview NIM Trust
$920	0.00%, 12/25/2036 ⌂●	$–
	Total asset & commercial mortgage backed securities (cost $916)	$–

CORPORATE BONDS: INVESTMENT GRADE - 0.4%
	Apparel Manufacturing - 0.4%
	Phillips Van-Heusen Corp.
$1,350	7.75%, 11/15/2023 ‡	$1,442
	Total corporate bonds: investment grade (cost $1,065)	$1,442

CORPORATE BONDS: NON-INVESTMENT GRADE - 91.3%
	Accommodation and Food Services - 4.5%
	Harrah's Operating Co., Inc.
$1,065	10.75%, 02/01/2016	$937
1,280	11.25%, 06/01/2017	1,395
	MGM Mirage, Inc.
5,905	11.13%, 11/15/2017 ■	6,710
6,590	11.38%, 03/01/2018 ■	6,771
	MTR Gaming Group, Inc.
1,055	12.63%, 07/15/2014	1,108
		16,921
	Administrative Waste Management and Remediation - 0.4%
	West Corp.
1,380	9.50%, 10/15/2014	1,428

	Agriculture, Forestry, Fishing and Hunting - 2.1%
	American Seafood Group LLC
1,195	10.75%, 05/15/2016 ■☼	1,198
730	15.00%, 05/15/2017 ■☼	692
	ASG Consolidated Finance LLC
4,010	11.50%, 11/01/2011	4,145
	Weyerhaeuser Co.
1,660	7.38%, 03/15/2032	1,672
		7,707
	Air Transportation - 0.9%
	Bristow Group, Inc.
985	7.50%, 09/15/2017	996
	Continental Airlines, Inc.
1,418	7.37%, 12/15/2015	1,383
	United Air Lines, Inc.
995	9.88%, 08/01/2013 ■	1,042
		3,421
	Apparel Manufacturing - 1.0%
	Levi Strauss & Co.
825	7.63%, 05/15/2020 ■☼	833
	Phillips Van-Heusen Corp.
400	7.38%, 05/15/2020 ☼	410
	Quiksilver, Inc.
2,625	6.88%, 04/15/2015	2,418
		3,661
	Arts, Entertainment and Recreation - 9.1%
	Allbritton Communication Co.
990	8.00%, 05/15/2018 ■	990
	Cenveo, Inc.
1,025	10.50%, 08/15/2016 ■	1,071
	Clear Channel Worldwide Holdings, Inc.
1,335	9.25%, 12/15/2017 ■	1,430
	Echostar DBS Corp.
1,250	7.75%, 05/31/2015	1,313
	Equinix, Inc.
1,370	8.13%, 03/01/2018	1,427
	FireKeepers Development Authority
3,460	13.88%, 05/01/2015 ■	4,014
	First Data Corp.
5,596	10.55%, 09/24/2015	4,952
	Knight Ridder, Inc.
2,510	5.75%, 09/01/2017	1,795
2,780	6.88%, 03/15/2029	1,710
	Marquee Holdings, Inc.
1,390	9.51%, 08/15/2014	1,157
	McClatchy Co.
1,730	11.50%, 02/15/2017 ■	1,851
	Sinclair Broadcasting Group, Inc.
1,450	6.00%, 09/15/2012 ۞	1,385
	Sirius Satellite Radio, Inc.
650	7.00%, 12/01/2014 ۞■	693
	TL Acquisitions, Inc.
1,945	13.25%, 07/15/2015 ■	1,925
	Universal City Development Partners Ltd.
1,650	10.88%, 11/15/2016 ■	1,753
	UPC Germany GMBH
1,340	8.13%, 12/01/2017 ■	1,367
	Virgin Media Finance plc
1,420	9.50%, 08/15/2016	1,558
	Virgin Media, Inc.
850	8.75%, 04/15/2014	868
	XM Satellite Radio, Inc.
2,275	13.00%, 08/01/2013 ■	2,582
		33,841
	Chemical Manufacturing - 2.2%
	Eastman Kodak Co.
1,415	9.75%, 03/01/2018 ■	1,475
	Georgia Gulf Corp.
1,315	9.00%, 01/15/2017 ■	1,387
	Hexion Specialty Chemicals
1,365	9.75%, 11/15/2014	1,409
	Huntsman International LLC
2,005	5.50%, 06/30/2016 ■	1,825
	JohnsonDiversey Holdings, Inc.
1,315	8.25%, 11/15/2019 ■	1,381
	Lyondell Chemical Co.
830	11.00%, 05/01/2018	887
		8,364
	Computer and Electronic Product Manufacturing - 2.7%
	Magnachip Semiconductor
1,395	10.50%, 04/15/2018 ■	1,472
	Nextel Communications, Inc.
1,140	7.38%, 08/01/2015	1,110

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 91.3% - (continued)
	Computer and Electronic Product Manufacturing - 2.7% - (continued)
	Seagate Technology International
$2,735	10.00%, 05/01/2014 ■	$3,241
	Sorenson Communications
1,770	10.50%, 02/01/2015 ■	1,726
	Stratus Technologies, Inc.
1,300	12.00%, 03/29/2015 ■	1,256
	Viasystems, Inc.
1,170	12.00%, 01/15/2015 ■	1,284
		10,089
	Construction - 0.9%
	Beazer Homes USA, Inc.
1,215	8.38%, 04/15/2012	1,215
	D.R. Horton, Inc.
970	6.50%, 04/15/2016	977
	Pulte Homes, Inc.
1,335	7.88%, 06/15/2032	1,232
		3,424
	Educational Services - 0.9%
	Laureate Education, Inc.
1,565	10.00%, 08/15/2015 ■	1,616
	Viant Holdings, Inc.
1,825	10.13%, 07/15/2017 ■	1,834
		3,450
	Fabricated Metal Product Manufacturing - 0.5%
	Crown Americas, Inc.
1,640	7.63%, 05/15/2017 ■	1,708

	Finance and Insurance - 12.8%
	American General Finance Corp.
12,480	6.90%, 12/15/2017	10,478
	Bank of America Capital II
2,445	8.00%, 12/15/2026	2,454
	CIT Group, Inc.
11,755	7.00%, 05/01/2017	11,182
	Developers Diversified Realty Corp.
1,265	9.63%, 03/15/2016	1,451
	Ford Motor Credit Co.
3,605	12.00%, 05/15/2015	4,362
	GMAC LLC
1,725	7.00%, 02/01/2012	1,753
1,780	8.00%, 11/01/2031	1,735
	Host Hotels & Resorts L.P.
1,475	9.00%, 05/15/2017 ■	1,608
	Icahn Enterprises L.P.
1,825	7.75%, 01/15/2016 ■‡	1,775
	LBI Escrow Corp.
740	8.00%, 11/01/2017 ■	767
	Leucadia National Corp.
1,460	7.13%, 03/15/2017	1,445
	Liberty Mutual Group, Inc.
1,530	10.75%, 06/15/2058 ■	1,783
	LPL Holdings, Inc.
3,725	10.75%, 12/15/2015 ■	3,892
	Provident Funding Associates
1,430	10.25%, 04/15/2017 ■	1,480
	Reynolds Group Issuer, Inc.
1,325	8.50%, 05/15/2018 ■	1,335
		47,500
	Food Manufacturing - 1.1%
	Dole Food Co., Inc.
2,037	13.88%, 03/15/2014	2,465
	Smithfield Foods, Inc.
1,630	10.00%, 07/15/2014 ■	1,829
		4,294
	Food Services - 0.4%
	Landry's Restaurants, Inc.
1,275	11.63%, 12/01/2015 ■	1,377

	Health Care and Social Assistance - 6.6%
	Biomet, Inc.
1,250	10.38%, 10/15/2017	1,375
	HCA, Inc.
3,310	7.50%, 11/15/2095	2,772
685	8.36%, 04/15/2024	678
955	8.50%, 04/15/2019 ■	1,049
3,270	9.25%, 11/15/2016	3,536
	HealthSouth Corp.
1,265	10.75%, 06/15/2016	1,379
	IASIS Healthcare Capital Corp.
1,670	8.75%, 06/15/2014	1,716
	Inverness Medical Innovation, Inc.
1,330	9.00%, 05/15/2016	1,357
	Multiplan Corp.
2,250	10.38%, 04/15/2016 ■	2,329
	Reable Therapeutics Finance LLC
1,620	11.75%, 11/15/2014	1,725
	Rite Aid Corp.
5,215	7.70%, 02/15/2027	3,344
1,485	10.25%, 10/15/2019	1,622
	Valeant Pharmaceuticals
1,500	7.63%, 03/15/2020 ■	1,526
		24,408
	Information - 11.8%
	Charter Communications Holdings II LLC
1,875	13.50%, 11/30/2016	2,269
	Charter Communications Operating LLC
2,220	10.88%, 09/15/2014 ■	2,508
	Citizens Communications Co.
3,880	7.88%, 01/15/2027	3,628
	Clearwire Corp.
1,330	12.00%, 12/01/2015 ■	1,380
	CSC Holdings, Inc.
1,420	8.50%, 04/15/2014 ■	1,523
	GXS Worldwide, Inc.
1,445	9.75%, 06/15/2015 ■	1,416
	Intelsat Bermuda Ltd.
1,372	11.50%, 02/04/2017	1,447
	Intelsat Intermediate Holdings Ltd.
3,365	9.50%, 02/01/2015	3,500
	Intelsat Jackson Holdings Ltd.
4,355	11.50%, 06/15/2016	4,704
	Level 3 Financing, Inc.
3,225	10.00%, 02/01/2018 ■	3,177
The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)
Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 91.3% - (continued)
	Information - 11.8% - (continued)
	MetroPCS Wireless, Inc.
$1,375	9.25%, 11/01/2014	$1,426
	New Communications Holdings
715	8.25%, 04/15/2017 ■	737
445	8.50%, 04/15/2020 ■	458
	Qwest Corp.
1,431	7.25%, 10/15/2035	1,383
	Sprint Capital Corp.
5,030	8.38%, 03/15/2012	5,307
2,585	8.75%, 03/15/2032	2,585
	Videotron Ltee
1,600	9.13%, 04/15/2018	1,776
	Wind Acquisition Finance S.A.
1,700	11.75%, 07/15/2017 ■	1,891
898	12.00%, 12/01/2015 ■	958
	Windstream Corp.
1,735	8.63%, 08/01/2016	1,776
		43,849
	Machinery Manufacturing - 0.7%
	Case New Holland, Inc.
1,020	7.75%, 09/01/2013 ■	1,074
	Goodman Global, Inc.
1,265	13.50%, 02/15/2016	1,418
		2,492
	Mining - 1.2%
	Consol Energy, Inc.
1,385	8.00%, 04/01/2017 ■	1,463
	International Coal Group, Inc.
1,400	9.13%, 04/01/2018	1,449
	James River Coal Co.
1,595	9.38%, 06/01/2012	1,627
		4,539
	Miscellaneous Manufacturing - 1.7%
	Easton-Bell Sports, Inc.
1,475	9.75%, 12/01/2016 ■	1,571
	L-3 Communications Corp.
1,395	6.13%, 01/15/2014	1,419
	Reddy Ice Corp.
1,800	11.25%, 03/15/2015 ■	1,917
	Transdigm, Inc.
1,520	7.75%, 07/15/2014 ■	1,556
		6,463
	Motor Vehicle & Parts Manufacturing - 2.4%
	Cooper-Standard Automotive, Inc.
860	8.50%, 05/01/2018 ■☼	879
	ESCO Corp.
1,410	8.63%, 12/15/2013 ■	1,459
	Ford Motor Co.
2,240	9.22%, 09/15/2021	2,296
	Tenneco, Inc.
825	8.63%, 11/15/2014	850
	UCI Holdco, Inc.
3,396	8.26%, 12/15/2013 Δ	3,295
		8,779
	Paper Manufacturing - 1.9%
	Appleton Papers, Inc.
1,671	11.25%, 12/15/2015 ■	1,512
	Domtar Corp.
1,570	10.75%, 06/01/2017	1,923
	Georgia-Pacific LLC
2,045	8.25%, 05/01/2016 ■	2,240
	Westvaco Corp.
1,238	8.20%, 01/15/2030 ‡	1,383
		7,058
	Petroleum and Coal Products Manufacturing - 7.5%
	Alon Refinancing Krotz Springs, Inc.
1,335	13.50%, 10/15/2014	1,308
	Bill Barrett Corp.
1,305	9.88%, 07/15/2016	1,403
	Chesapeake Energy Corp.
1,645	9.50%, 02/15/2015	1,803
	Crosstex Energy, Inc.
1,300	8.88%, 02/15/2018 ■	1,352
	Denbury Resources, Inc.
1,100	9.75%, 03/01/2016	1,216
	Drummond Co., Inc.
1,570	9.00%, 10/15/2014 ■	1,644
	Ferrellgas Partners L.P.
975	9.13%, 10/01/2017 ■	1,034
	Gibson Energy
1,045	10.00%, 01/15/2018 ■	1,045
	Headwaters, Inc.
1,315	11.38%, 11/01/2014	1,391
	Key Energy Services, Inc.
1,500	8.38%, 12/01/2014	1,530
	Linn Energy LLC
1,815	11.75%, 05/15/2017 ■	2,069
	Opti Canada, Inc.
1,505	8.25%, 12/15/2014	1,445
355	9.00%, 12/15/2012 ■	364
	Petrohawk Energy Corp.
1,520	9.13%, 07/15/2013	1,589
	Plains Exploration & Production Co.
1,630	10.00%, 03/01/2016	1,805
	Rosetta Resources, Inc.
1,320	9.50%, 04/15/2018 ■	1,353
	Sandridge Energy, Inc.
1,385	8.63%, 04/01/2015	1,395
	Star Gas Partners L.P.
567	10.25%, 02/15/2013	576
	Targa Resources Partners
1,400	11.25%, 07/15/2017 ■	1,596
	Western Refining, Inc.
1,950	11.25%, 06/15/2017 ■	1,833
		27,751
	Pipeline Transportation - 0.9%
	Dynegy Holdings, Inc.
1,795	7.75%, 06/01/2019	1,436
	El Paso Corp.
1,750	7.80%, 08/01/2031	1,746
		3,182

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 91.3% - (continued)
	Plastics and Rubber Products Manufacturing - 0.7%
	Plastipak Holdings, Inc.
$1,175	10.63%, 08/15/2019 ■	$1,306
	Solo Cup Co.
1,125	8.50%, 02/15/2014	1,130
		2,436
	Primary Metal Manufacturing - 0.7%
	Novelis, Inc.
1,305	11.50%, 02/15/2015	1,436
	Steel Dynamics, Inc.
990	7.75%, 04/15/2016	1,033
		2,469
	Printing and Related Support Activities - 0.7%
	Harland Clarke Holdings
1,435	9.50%, 05/15/2015	1,378
	Sheridan Group, Inc.
1,162	10.25%, 08/15/2011	1,150
		2,528
	Professional, Scientific and Technical Services - 2.5%
	Affinion Group, Inc.
1,425	10.13%, 10/15/2013	1,479
6,020	11.50%, 10/15/2015	6,351
	Global Geopysical Services, Inc.
1,530	10.50%, 05/01/2017 ■	1,499
		9,329
	Real Estate and Rental and Leasing - 1.8%
	Ashtead Capital, Inc.
1,760	9.00%, 08/15/2016 ■	1,813
	Avis Budget Car Rental LLC
350	9.63%, 03/15/2018 ■	378
	Hertz Corp.
1,725	8.88%, 01/01/2014	1,781
	Maxim Crane Works L.P.
1,500	12.25%, 04/15/2015 ■	1,564
	Realogy Corp.
1,323	11.75%, 04/15/2014	1,211
		6,747
	Retail Trade - 4.2%
	Building Materials Corp.
1,060	7.50%, 03/15/2020 ■	1,057
	Dollar General Corp.
3,024	11.88%, 07/15/2017	3,553
	J.C. Penney Co., Inc.
1,570	7.63%, 03/01/2097	1,566
	Macys, Inc.
1,465	6.90%, 04/01/2029	1,392
	Michaels Stores, Inc.
1,935	11.38%, 11/01/2016	2,114
	Nebraska Book Co.
1,880	10.00%, 12/01/2011	1,946
	New Albertson's, Inc.
1,800	8.00%, 05/01/2031	1,602
	United Components, Inc.
1,100	9.38%, 06/15/2013	1,106
	Yankee Acquisition Corp.
1,410	8.50%, 02/15/2015	1,463
		15,799
	Textile Product Mills - 0.3%
	Interface, Inc.
1,085	11.38%, 11/01/2013	1,242

	Truck Transportation - 0.5%
	Swift Transportation Co., Inc.
1,705	12.50%, 05/15/2017 ■	1,716
	Utilities - 3.9%
	AES Corp.
1,350	9.75%, 04/15/2016 ■‡	1,475
	Calpine Corp.
1,875	7.25%, 10/15/2017 ■	1,819
	Edison Mission Energy
2,435	7.00%, 05/15/2017	1,775
	Energy Future Holdings Corp.
3,748	11.25%, 11/01/2017	2,717
	Mirant Americas Generation LLC
980	8.30%, 05/01/2011	1,007
	Mirant North America LLC
1,060	7.38%, 12/31/2013	1,089
	NRG Energy, Inc.
3,330	8.50%, 06/15/2019	3,384
	Reliant Energy, Inc.
1,335	9.24%, 07/02/2017	1,382
		14,648
	Water Transportation - 0.9%
	Royal Caribbean Cruises Ltd.
1,675	11.88%, 07/15/2015	2,018
	Ship Finance International Ltd.
1,380	8.50%, 12/15/2013	1,380
		3,398
	Wholesale Trade - 0.9%
	McJunkin Red Man Corp.
1,375	9.50%, 12/15/2016 ■	1,432
	Spectrum Brands, Inc.
1,755	12.00%, 08/28/2019	1,871
		3,303
	Total corporate bonds: non-investment grade
	(cost $314,085)	$339,321

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 4.8%
	Arts, Entertainment and Recreation - 1.2%
	AMC Entertainment Holdings, Inc.
$3,346	5.26%, 06/13/2012 ±	$3,187
	Chester Downs and Marina LLC
670	12.38%, 07/31/2016 ±	692
	Six Flags, Inc.
331	7.25%, 12/31/2016 ◊☼	338
		4,217
	Computer and Electronic Product Manufacturing - 0.5%
	Infor Lux Bond Co.
2,822	8.28%, 09/02/2014 ±	1,759

	Finance and Insurance - 0.6%
	Nuveen Investments, Inc.
2,043	12.50%, 07/31/2015 ±	2,247

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)
Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 4.8% - (continued)
	Health Care and Social Assistance - 0.3%
	IASIS Healthcare Capital Corp.
$1,202	5.59%, 06/13/2014 ±		$1,142

	Information - 1.5%
	Level 3 Communications Corp.
3,306	11.50%, 03/13/2014 ±		3,605
	WideOpenWest Finance LLC
2,320	6.50%, 06/29/2015 ±		2,067
			5,672
	Petroleum and Coal Products Manufacturing - 0.3%
	Turbo Beta Ltd.
1,294	14.50%, 03/12/2018 ±⌂		1,139

	Truck Transportation - 0.4%
	Swift Transportation Co., Inc.
1,625	8.25%, 05/10/2014 ±		1,577

	Total senior floating rate interests: non- investment grade
	(cost $16,867)		$17,753

COMMON STOCKS - 0.6%
	Automobiles & Components - 0.6%
27	Lear Corp. ●		$2,182
	Total common stocks
	(cost $1,459)		$2,182

	Total long-term investments
	(cost $334,392)		$360,698

SHORT-TERM INVESTMENTS - 2.2%
	Investment Pools and Funds - 2.2%
	JP Morgan U.S. Government Money
8,316	Market Fund		$8,316
	State Street Bank U.S. Government Money
–	Market Fund		–
	Wells Fargo Advantage Government
–	Money Market Fund		–
			8,316
	Total short-term investments
	(cost $8,316)		$8,316

	Total investments
	(cost $342,708) ▲	99.3%	$369,014
	Other assets and liabilities	0.7%	2,721
	Total net assets	100.0%	$371,735

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.8% of total net assets at April 30, 2010.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $343,745 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,465
Unrealized Depreciation	(2,196)
Net Unrealized Appreciation	$25,269

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $129,945, which represents 34.96% of total net assets.

۞	Convertible security.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2010 was $4,340.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2010.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

The accompanying notes are an integral part of these financial statements.

8

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
02/2007	$920	Soundview NIM Trust, 0.00%,
		12/25/2036 - 144A	$916
06/2008 -	$1,294	Turbo Beta Ltd., 14.50%,
11/2009		03/12/2018	1,294

The aggregate value of these securities at April 30, 2010 was $1,139  which represents 0.31% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	2,182	2,182	–	–
Corporate Bonds: Investment Grade	1,442	–	1,442	–
Corporate Bonds: Non-Investment Grade	339,321	–	335,487	3,834
Senior Floating Rate Interests: Non-Investment Grade	17,753	–	17,753	–
Short-Term Investments	8,316	8,316	–	–
Total	$369,014	$10,498	$354,682	$3,834

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	3*	2010
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—
Corporate Bonds and Senior Floating Rate Interests	2,121	1	239	‡	2,392	(24)	—	(895)	3,834
Total	$2,121	$1	$239		$2,392	$(24)	$—	$(895)	$3,834

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $(1).
‡	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $229.

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)
Assets:
Investments in securities, at market value (cost $342,708)	$369,014
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	11,230
Fund shares sold	749
Dividends and interest	8,832
Other assets	266
Total assets	390,091
Liabilities:
Bank overdraft — U.S. Dollars	2
Payables:
Investment securities purchased	16,587
Fund shares redeemed	1,171
Investment management fees	28
Dividends	441
Administrative fees	—
Distribution fees	16
Accrued expenses	55
Other liabilities	56
Total liabilities	18,356
Net assets	$371,735
Summary of Net Assets:
Capital stock and paid-in-capital	$419,343
Accumulated undistributed net investment income	454
Accumulated net realized loss on investments	(74,368)
Unrealized appreciation of investments	26,306
Net assets	$371,735

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.24/$7.58
Shares outstanding	30,636
Net assets	$221,748
Class B: Net asset value per share	$7.21
Shares outstanding	2,922
Net assets	$21,073
Class C: Net asset value per share	$7.22
Shares outstanding	9,245
Net assets	$66,763
Class I: Net asset value per share	$7.26
Shares outstanding	1,134
Net assets	$8,233
Class R3: Net asset value per share	$7.23
Shares outstanding	35
Net assets	$251
Class R4: Net asset value per share	$7.24
Shares outstanding	15
Net assets	$106
Class R5: Net asset value per share	$7.24
Shares outstanding	37
Net assets	$266
Class Y: Net asset value per share	$7.24
Shares outstanding	7,360
Net assets	$53,295

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$17,600
Total investment income	17,600
Expenses:
Investment management fees	1,234
Administrative services fees	—
Transfer agent fees	247
Distribution fees
Class A	271
Class B	109
Class C	290
Class R3	1
Class R4	—
Custodian fees	6
Accounting services fees	32
Registration and filing fees	50
Board of Directors' fees	4
Audit fees	5
Other expenses	36
Total expenses (before waivers and fees paid indirectly)	2,285
Expense waivers	(11)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(11)
Total expenses, net	2,274
Net Investment Income	15,326
Net Realized Gain on Investments:
Net realized gain on investments in securities	23,944
Net Realized Gain on Investments	23,944
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,447
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments	1,447
Net Gain on Investments	25,391
Net Increase in Net Assets Resulting from Operations	$40,717

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$15,326	$24,075
Net realized gain (loss) on investments	23,944	(17,887)
Net unrealized appreciation of investments	1,447	76,444
Net Increase In Net Assets Resulting From Operations	40,717	82,632
Distributions to Shareholders:
From net investment income
Class A	(9,530)	(15,580)
Class B	(886)	(1,856)
Class C	(2,337)	(3,270)
Class I	(202)	(207)
Class R3	(9)	(6)
Class R4	(1)	(1)
Class R5	(4)	(1)
Class Y	(2,331)	(3,239)
Total distributions	(15,300)	(24,160)
Capital Share Transactions:
Class A	3,961	48,076
Class B	(3,268)	836
Class C	10,813	21,632
Class I	5,799	681
Class R3	69	131
Class R4	85	7
Class R5	245	1
Class Y	1	27,761
Net increase from capital share transactions	17,705	99,125
Net Increase In Net Assets	43,122	157,597
Net Assets:
Beginning of period	328,613	171,016
End of period	$371,735	$328,613
Accumulated undistributed (distribution in excess of) net investment income (loss)	$454	$428

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.

14

Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

15

The Hartford High Yield Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the

16

NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

g)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

h)
Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

i)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

j)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$23,916	$17,209

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,018
Accumulated Capital Losses *	(97,275)
Unrealized Appreciation †	23,822
Total Accumulated Deficit	$(72,435)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(68)
Accumulated Net Realized Gain	1,712
Paid-in-Capital	(1,644)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2010	$25,246
2011	28,570
2014	3,595
2016	21,761
2017	18,103
Total	$97,275

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2009, the Fund had $1,643 in expired capital loss carryforwards.

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.45%	1.15%	0.95%	0.95%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

20

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	1.19%	1.15%	1.15%	1.15%		1.20%	1.33%
Class B Shares	1.95	1.80	1.87	1.90		1.94	2.10
Class C Shares	1.88	1.90	1.90	1.83		1.89	2.00
Class I Shares	0.89	0.86	0.82	0.75	*
Class R3 Shares	1.45	1.40	1.40	1.40	†
Class R4 Shares	1.15	1.10	1.10	1.10	†
Class R5 Shares	0.92	0.89	0.90	0.85	†
Class Y Shares	0.78	0.79	0.79	0.67		0.73	0.87

* From May 31, 2007 (commencement of operations), through October 31, 2007.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $413 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $254 for providing such services. These fees are accrued daily and paid monthly.

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	11
Class R5	2

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$304,566
Sales Proceeds Excluding U.S. Government Obligations	291,695

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	11,552	1,176	(12,150)	—	578	25,318	2,293	(18,806)	—	8,805
Amount	$80,282	$8,235	$(84,556)	$—	$3,961	$141,209	$13,526	$(106,659)	$—	$48,076
Class B
Shares	216	105	(790)	—	(469)	1,352	251	(1,448)	—	155
Amount	$1,505	$731	$(5,504)	$—	$(3,268)	$7,685	$1,461	$(8,310)	$—	$836
Class C
Shares	2,901	252	(1,620)	—	1,533	6,444	402	(3,058)	—	3,788
Amount	$20,278	$1,763	$(11,228)	$—	$10,813	$36,466	$2,380	$(17,214)	$—	$21,632
Class I
Shares	956	20	(149)	—	827	716	27	(577)	—	166
Amount	$6,703	$139	$(1,043)	$—	$5,799	$4,326	$163	$(3,808)	$—	$681
Class R3
Shares	16	1	(7)	—	10	25	1	(4)	—	22
Amount	$113	$9	$(53)	$—	$69	$154	$6	$(29)	$—	$131
Class R4
Shares	12	—	—	—	12	1	1	—	—	2
Amount	$87	$1	$(3)	$—	$85	$6	$1	$—	$—	$7
Class R5
Shares	36	1	(2)	—	35	—	1	—	—	1
Amount	$254	$5	$(14)	$—	$245	$—	$1	$—	$—	$1
Class Y
Shares	280	228	(511)	—	(3)	5,701	527	(1,289)	—	4,939
Amount	$1,973	$1,597	$(3,569)	$—	$1	$32,480	$3,106	$(7,825)	$—	$27,761

22

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	239	$1,686
For the Year Ended October 31, 2009	318	$1,860

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

23

The Hartford High Yield Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$6.73	$0.30	$–	$0.52	$0.82	$(0.31)	$–	$–	$(0.31)	$0.51	$7.24
B	6.71	0.28	–	0.50	0.78	(0.28)	–	–	(0.28)	0.50	7.21
C	6.71	0.28	–	0.51	0.79	(0.28)	–	–	(0.28)	0.51	7.22
I	6.74	0.32	–	0.52	0.84	(0.32)	–	–	(0.32)	0.52	7.26
R3	6.73	0.30	–	0.50	0.80	(0.30)	–	–	(0.30)	0.50	7.23
R4	6.73	0.28	–	0.54	0.82	(0.31)	–	–	(0.31)	0.51	7.24
R5	6.73	0.35	–	0.48	0.83	(0.32)	–	–	(0.32)	0.51	7.24
Y	6.73	0.32	–	0.51	0.83	(0.32)	–	–	(0.32)	0.51	7.24

For the Year Ended October 31, 2009
A	5.52	0.59	–	1.22	1.81	(0.60)	–	–	(0.60)	1.21	6.73
B	5.51	0.55	–	1.21	1.76	(0.56)	–	–	(0.56)	1.20	6.71
C	5.51	0.54	–	1.21	1.75	(0.55)	–	–	(0.55)	1.20	6.71
I	5.53	0.61	–	1.21	1.82	(0.61)	–	–	(0.61)	1.21	6.74
R3	5.52	0.57	–	1.22	1.79	(0.58)	–	–	(0.58)	1.21	6.73
R4	5.53	0.59	–	1.21	1.80	(0.60)	–	–	(0.60)	1.20	6.73
R5	5.53	0.60	–	1.21	1.81	(0.61)	–	–	(0.61)	1.20	6.73
Y	5.53	0.61	–	1.21	1.82	(0.62)	–	–	(0.62)	1.20	6.73

For the Year Ended October 31, 2008 (E)
A	7.92	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.52
B	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
C	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
I	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
R3	7.93	0.56	–	(2.41)	(1.85)	(0.56)	–	–	(0.56)	(2.41)	5.52
R4	7.93	0.59	–	(2.41)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.53
R5	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
Y	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53

For the Year Ended October 31, 2007
A	7.93	0.58	–	(0.01)	0.57	(0.58)	–	–	(0.58)	(0.01)	7.92
B	7.92	0.52	–	(0.01)	0.51	(0.52)	–	–	(0.52)	(0.01)	7.91
C	7.92	0.53	–	(0.01)	0.52	(0.53)	–	–	(0.53)	(0.01)	7.91
I(H)	8.25	0.26	–	(0.33)	(0.07)	(0.25)	–	–	(0.25)	(0.32)	7.93
R3(I)	8.04	0.48	–	(0.13)	0.35	(0.46)	–	–	(0.46)	(0.11)	7.93
R4(I)	8.04	0.50	–	(0.13)	0.37	(0.48)	–	–	(0.48)	(0.11)	7.93
R5(I)	8.04	0.52	–	(0.13)	0.39	(0.50)	–	–	(0.50)	(0.11)	7.93
Y	7.92	0.71	–	(0.09)	0.62	(0.61)	–	–	(0.61)	0.01	7.93

For the Year Ended October 31, 2006
A	7.76	0.54	–	0.18	0.72	(0.55)	–	–	(0.55)	0.17	7.93
B	7.74	0.48	–	0.19	0.67	(0.49)	–	–	(0.49)	0.18	7.92
C	7.75	0.49	–	0.17	0.66	(0.49)	–	–	(0.49)	0.17	7.92
Y	7.75	0.58	–	0.17	0.75	(0.58)	–	–	(0.58)	0.17	7.92

For the Year Ended October 31, 2005
A	8.18	0.48	–	(0.40)	0.08	(0.50)	–	–	(0.50)	(0.42)	7.76
B	8.17	0.42	–	(0.41)	0.01	(0.44)	–	–	(0.44)	(0.43)	7.74
C	8.17	0.42	–	(0.39)	0.03	(0.45)	–	–	(0.45)	(0.42)	7.75
Y	8.17	0.52	–	(0.40)	0.12	(0.54)	–	–	(0.54)	(0.42)	7.75

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 31, 2007.
(I)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.36	%(F)	$221,748	1.19	%(G)	1.19	%(G)	1.19	%(G)	8.79	%(G)	85%
11.83	(F)	21,073	2.05	(G)	1.95	(G)	1.95	(G)	8.04	(G)	–
12.01	(F)	66,763	1.88	(G)	1.88	(G)	1.88	(G)	8.09	(G)	–
12.68	(F)	8,233	0.89	(G)	0.89	(G)	0.89	(G)	9.04	(G)	–
12.07	(F)	251	1.59	(G)	1.45	(G)	1.45	(G)	8.50	(G)	–
12.38	(F)	106	1.39	(G)	1.15	(G)	1.15	(G)	8.84	(G)	–
12.52	(F)	266	0.92	(G)	0.92	(G)	0.92	(G)	8.84	(G)	–
12.58	(F)	53,295	0.78	(G)	0.78	(G)	0.78	(G)	9.21	(G)	–

35.01		202,256	1.30		1.15		1.15		10.16		182
34.05		22,749	2.18		1.80		1.80		9.54		–
33.90		51,777	1.96		1.90		1.90		9.41		–
35.30		2,068	0.86		0.86		0.86		10.36		–
34.68		166	1.69		1.40		1.40		9.89		–
34.83		18	1.36		1.10		1.10		10.21		–
35.11		11	0.89		0.89		0.89		10.46		–
35.21		49,568	0.79		0.79		0.79		10.50		–

(24.40)		117,343	1.30		1.15		1.15		8.07		111
(25.00)		17,838	2.13		1.87		1.87		7.34		–
(25.01)		21,634	1.97		1.90		1.90		7.30		–
(24.11)		777	0.82		0.82		0.82		8.82		–
(24.70)		14	1.63		1.40		1.40		7.93		–
(24.32)		8	1.19		1.10		1.10		8.15		–
(24.16)		8	0.90		0.90		0.90		8.35		–
(24.09)		13,394	0.79		0.79		0.79		8.57		–

7.36		171,505	1.36		1.15		1.15		7.26		145
6.56		31,591	2.17		1.90		1.90		6.51		–
6.63		35,066	2.03		1.83		1.83		6.58		–
(0.76	) (F)	149	0.95	(G)	0.75	(G)	0.75	(G)	8.07	(G)	–
4.49	(F)	10	1.66	(G)	1.40	(G)	1.40	(G)	6.99	(G)	–
4.75	(F)	10	1.34	(G)	1.10	(G)	1.10	(G)	7.29	(G)	–
4.96	(F)	11	1.06	(G)	0.85	(G)	0.85	(G)	7.54	(G)	–
7.96		4,897	0.87		0.67		0.67		7.62		–

9.57		190,479	1.36		1.20		1.20		6.87		147
8.90		37,189	2.17		1.95		1.95		6.10		–
8.84		39,991	2.04		1.89		1.89		6.15		–
10.11		24,374	0.88		0.73		0.73		7.33		–

0.97		188,599	1.33		1.33		1.33		5.86		113
0.08		47,071	2.12		2.10		2.10		5.09		–
0.30		50,945	2.00		2.00		2.00		5.18		–
1.43		25,974	0.87		0.87		0.87		6.40		–

25

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

27

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,123.60	$6.27	$1,000.00	$1,018.89	$5.96	1.19%	181	365
Class B	$1,000.00	$1,118.30	$10.24	$1,000.00	$1,015.12	$9.74	1.95	181	365
Class C	$1,000.00	$1,120.10	$9.88	$1,000.00	$1,015.47	$9.39	1.88	181	365
Class I	$1,000.00	$1,126.80	$4.69	$1,000.00	$1,020.38	$4.46	0.89	181	365
Class R3	$1,000.00	$1,120.70	$7.62	$1,000.00	$1,017.60	$7.25	1.45	181	365
Class R4	$1,000.00	$1,123.80	$6.06	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R5	$1,000.00	$1,125.20	$4.85	$1,000.00	$1,020.23	$4.61	0.92	181	365
Class Y	$1,000.00	$1,125.80	$4.11	$1,000.00	$1,020.93	$3.91	0.78	181	365

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-HY10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford High Yield Municipal Bond Fund

The Hartford High Yield Municipal Bond Fund

The Hartford High Yield Municipal Bond Fund inception 05/31/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.

Performance Overview(1) 5/31/07 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital Municipal Bond Non-Investment Grade Index is an  unmanaged index made up of bonds that are non-investment grade, unrated, or  rated below Ba1 by Moody's Investors Service with a remaining maturity of at  least one year.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
High Yield Municipal Bond A#	5.24%	21.33%	-1.13%
High Yield Municipal Bond A##		15.87%	-2.67%
High Yield Municipal Bond B#	4.83%	20.22%	-1.95%
High Yield Municipal Bond B##		15.22%	-2.83%
High Yield Municipal Bond C#	4.84%	20.42%	-1.88%
High Yield Municipal Bond C##		19.42%	-1.88%
High Yield Municipal Bond I#	5.35%	21.57%	-0.87%
Barclays Capital Municipal Bond	6.69%	27.55%	-0.70%
Non-Investment Grade Index

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Christopher Bade	Joseph Darcy
Vice President	Executive Vice President

How did the Fund perform?

The Class A shares of The Hartford High Yield Municipal Bond Fund returned 5.24%, before sales charge, for the six-month period ended April 30, 2010, versus its benchmark, the Barclays Capital Municipal Bond Non-Investment Grade Index, which returned 6.69%, and the 5.77% average return of the Lipper High Yield Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

What did the market do and why did the Fund perform this way?

The Fund’s benchmark relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to lower rated revenue bonds detracted from performance as credit spreads continued to tighten (i.e. short and long term interest rates moving closer together) in high yield municipals over the period. Given weaker credit fundamentals and the lower risk premium for high yield municipals due to much tighter credit spreads following the strong technical recovery in 2009, we continue to believe that maintaining a higher credit quality bias versus the benchmark is appropriate for the Fund. In other words, the pricing for high yield municipals (non-investment grade) has become less attractive, and we believe the compensation is not commensurate to the risk.

Sector allocation was also a drag on performance, specifically an underweight to industrial revenue and special tax bonds. Despite ongoing credit concerns and fundamental weakness, these sectors continue to rebound off their technical lows in 2008 and 2009.

Contributions to performance over the period included exposure to essential service revenue bonds, such as transportation and health care, as

2

well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the education sector (specifically charter schools). These sectors continue to benefit from strong demographics, increasing demand and improving financial performance.

The Fund’s overweight to longer maturity bonds also helped performance given the acute supply and demand dynamics on the long end of the yield curve (caused by the scarcity of tax-exempt high yield paper). Issuance of taxable Build America Bonds (BABs) continues to replace long dated tax-exempt supply, which is pushing down rates on the long end of the municipal yield curve.

Longer maturing tobacco bonds underperformed during the period, specifically in March, as credit spreads widened (i.e. short and long term interest rates moving farther apart) for these bonds in anticipation of greater than forecasted declines in tobacco consumption resulting in lower payments under the Master Settlement Agreement. These settlement payments, which began in 2000, are made by participating tobacco manufacturers to states in perpetuity, with total payments estimated at more than $246 billion over the first 25 years. Tobacco bonds remain a core high yield holding for the Fund. However, because this sector is highly technical, this allocation results in periods of out/under performance during volatile markets. Thus, we have reduced exposure over the period to minimize future underperformance.

Additional drags on performance over the period included lower rated local General Obligation (GO) bonds, which continue to suffer from state budget cuts and ongoing economic and fiscal challenges, and underperforming land secured bonds, which were hurt by the housing crisis resulting in stalled real estate projects, increasing delinquencies/foreclosures and developer bankruptcies.

What is your Outlook?

We remain cautious on the high yield market as credit conditions remain weak, tax-exempt yields are at historical lows, credit spreads are tighter and pricing is not as attractive as it once was versus taxable alternatives. The high yield market has rallied a long way since early 2009, and we believe investors may not be getting paid enough for taking additional risk in the market. However, we still believe there are good opportunities in the market given that the yield curve is still steep, and spreads are still wide from a historical perspective.

We will continue to be selective on new purchases and guided by a conservative bias on credit while executing geographic/sector diversification. We will look to buy essential service revenue bonds and avoid credits in states with weaker economies and challenging fiscal stress. We will also continue to selectively increase our allocation to below investment grade bonds to enhance portfolio income and to take advantage of the technical strength created by the market’s increased risk tolerance versus limited high yield products.

We will also look to extend duration (i.e. sensitivity to changes in interest rates) in 2010 with additional purchases out longer on the yield curve. We still prefer 20+ years where the municipal curve is steep and the demand/supply imbalance is most acute given the BABs phenomenon. That said, we are conscious of the likelihood of rising rates at some point, and we will look to maintain an appropriate level of overall duration while still benefiting from the opportunities available in the long end of the curve.

Distribution by Credit Quality
as of April 30, 2010

Percentage of
Long-Term
Rating *	Holdings
AAA / Aaa	3.1%
AA / Aa	8.6
A / A	16.0
BBB / Baa	31.1
BB / Ba	10.1
B / B	5.7
CCC / Caa	3.4
Not Rated	22.0
Total	100.0%

* Split rated bonds are categorized using the lowest rating.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry	Net Assets
Airport Revenues	5.1%
General Obligations	7.8
Health Care/Services	23.7
Higher Education (Univ., Dorms, etc.)	17.1
Housing (HFA'S, etc.)	0.5
Industrial	10.4
Miscellaneous	14.3
Prerefunded	3.0
Public Facilities	1.1
Special Tax Assessment	3.5
Tax Allocation	3.5
Transportation	1.1
Utilities - Electric	3.4
Utilities - Gas	0.5
Utilities - Water and Sewer	1.0
Short-Term Investments	1.7
Other Assets and Liabilities	2.3
Total	100.0%

3

Distribution by State
as of April 30, 2010

Percentage of
State	Net Assets
Alaska	0.1%
Arizona	1.8
California	8.0
Colorado	1.5
Connecticut	1.9
District of Columbia	1.6
Florida	7.6
Georgia	1.8
Hawaii	0.5
Idaho	0.2
Illinois	3.8
Indiana	0.3
Kansas	0.1
Louisiana	3.2
Maryland	0.2
Massachusetts	1.7
Michigan	6.4
Minnesota	0.3
Missouri	2.4
Nebraska	0.8
Nevada	0.2
New Hampshire	0.5
New Jersey	4.6
New Mexico	1.3
New York	7.9
North Carolina	0.2
Ohio	3.9
Oklahoma	0.5
Other U.S. Territories	1.0
Pennsylvania	3.0
Rhode Island	2.5
South Carolina	0.4
South Dakota	1.9
Tennessee	0.7
Texas	12.2
Utah	1.4
Virginia	1.9
Washington	3.2
West Virginia	0.8
Wisconsin	3.7
Short-Term Investments	1.7
Other Assets and Liabilities	2.3
Total	100.0%

4

The Hartford High Yield Municipal Bond Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0%
	Alaska - 0.1%
	Alaska Municipal Bond Bank Auth GO
$375	5.75%, 09/01/2033	$396

	Arizona - 1.8%
	Estrella Mountain, AZ, Ranch Community GO
265	6.20%, 07/15/2032	249
	Mohave County, AZ, IDA Correctional Fac
	Contract
3,000	8.00%, 05/01/2025	3,417
	Pima County, AZ, IDA Education Rev
1,500	8.50%, 07/01/2039	1,573
	Pinal County, AZ, Electric Dist #4
1,150	6.00%, 12/01/2038	1,160
	Show Low Bluff, AZ, Community Fac Dist
	Special Assessment
200	5.60%, 07/01/2031 ⌂	149
	Tartesso West Community Facilities Dist GO
1,000	5.90%, 07/15/2032 ⌂	812
		7,360
	California - 8.0%
	California State
1,335	5.50%, 03/01/2040	1,385
	California State GO
4,985	6.50%, 04/01/2033	5,597
	California State Public Works Board
1,000	6.00%, 03/01/2035	1,037
2,000	6.25%, 04/01/2034	2,133
	California Statewide Community DA Rev
1,700	7.50%, 06/01/2042	1,715
	California Statewide Community DA,
	California Baptist University
2,800	5.50%, 11/01/2038	2,235
	California Statewide Community DA,
	Huntington Park Rev
200	5.15%, 07/01/2030	153
	California Statewide Community DA, Thomas
	Jefferson School of Law
4,100	7.25%, 10/01/2032	4,278
	Golden State Tobacco Securitization Corp
1,000	5.13%, 06/01/2047	695
	Morongo Band of Mission Indians Enterprise
	Rev
1,595	6.50%, 03/01/2028 ■	1,496
	MSR Energy Auth
2,000	6.50%, 11/01/2039	2,179
	Rialto, CA, Redev Agency
2,000	5.88%, 09/01/2033	1,949
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,239
	San Francisco City & County, CA, Redev
	Agency
530	6.13%, 08/01/2031	500
590	6.25%, 08/01/2033	581
	San Jose, CA, Redev Agency
500	6.50%, 08/01/2023	559
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,451
	Turlock, CA, Health Facilities Rev
2,675	5.38%, 10/15/2034	2,306
		33,488
	Colorado - 1.5%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	531
	Colorado Educational & Cultural FA Rev,
	Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 ⌂	386
	Colorado Health FA Rev
2,500	5.50%, 05/15/2028	2,519
	Denver, CO, City & County Special Fac
	Airport AMT
4,000	5.25%, 10/01/2032	3,153
		6,589
	Connecticut - 1.9%
	Connecticut State Health & Educational
	Facilities
3,000	5.50%, 07/01/2022	3,049
	Connecticut State Special Obligation Package
1,290	6.60%, 07/01/2024	1,226
	Hamden, CT, Facilities Rev
1,250	7.63%, 01/01/2030	1,297
2,250	7.75%, 01/01/2043	2,334
		7,906
	District of Columbia - 1.6%
	District of Columbia Tobacco Settlement
	Financing Corp
6,675	6.50%, 05/15/2033	6,635

	Florida - 7.6%
	Beeline Community Development Dist
1,205	7.00%, 05/01/2037	1,165
	Colonial Country Club Community
	Development Dist, Capital Improvement
	Rev
2,080	6.40%, 05/01/2033	2,151
	Florida Village Community Development
945	6.50%, 05/01/2033	965
	Florida Village Community Development Dist
	No 8
2,830	6.38%, 05/01/2038	2,511
	Greater Orlando Aviation Auth
2,000	6.50%, 11/15/2036	1,848
	Highlands County, FL, Adventist Health
	(Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	145
	Hillsborough County, FL, IDA
1,150	8.00%, 08/15/2032	1,309
	Jacksonville, FL, Econ Development
	Community Health Care Fac
2,000	6.25%, 09/01/2027	1,950
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,587
	Lee County, FL, IDA
1,000	5.25%, 06/15/2027	789
The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	Florida - 7.6% - (continued)
	Magnolia Creek, FL, Community
	Development Dist Capital Improvement
$500	5.90%, 05/01/2039 ⌂	$286
	Miami-Dade County, FL, Aviation Rev
4,220	5.50%, 10/01/2036	4,294
	Palm Beach County, FL, Health FA Rev
	Waterford Proj
2,400	5.88%, 11/15/2037	2,161
	Parker Road, FL, Community Development
	Dist Cap Improvement Ser A
195	5.60%, 05/01/2038 ⌂	112
	Putnam County, FL, DA
3,125	5.35%, 03/15/2042	3,251
	River Bend Community Development Dist,
	Capital Improvement Rev
1,830	0.00%, 11/01/2015 ⌂●	1,102
	Seminole Tribe of Florida
4,500	5.25%, 10/01/2027 ■	4,071
1,000	5.50%, 10/01/2024 ■	950
	Six Mile Creek, FL, Community Development
	Dist
1,525	5.88%, 05/01/2038 ⌂	596
	University Square Community Development
495	5.88%, 05/01/2038	428
		31,671
	Georgia - 1.8%
	Atlanta Water & Wastewater Rev
2,000	6.00%, 11/01/2022	2,199
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,085
	Dekalb County, GA, DA
1,500	6.00%, 07/01/2034	1,651
	Marietta, GA, DA
1,500	7.00%, 06/15/2030	1,473
		7,408
	Hawaii - 0.5%
	Hawaii State Dept of Budget & Fin
1,750	9.00%, 11/15/2044	1,952

	Idaho - 0.2%
	Idaho Arts Charter School
1,000	6.25%, 12/01/2028	868

	Illinois - 3.8%
	Aurora, IL, Tax Increment Rev
1,000	6.75%, 12/30/2027	982
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036	806
	Chicago, IL, O'Hare Int'l Airport Rev
2,210	6.00%, 01/01/2017	2,364
	Hampshire, IL, Special Service Area #13,
	Tuscany Woods Proj
200	5.75%, 03/01/2037 ⌂	122
	Hampshire, IL, Special Service Area #16,
	Prairie Ridge Proj
200	6.00%, 03/01/2046	140
	Illinois FA Rev
1,200	5.25%, 11/01/2039	1,210
1,370	5.38%, 07/01/2033 - 11/15/2039	1,340
6,000	5.50%, 08/15/2030	5,557
1,400	6.00%, 03/01/2038	1,535
190	6.25%, 02/01/2033	202
	Illinois FA, Children's Memorial Hospital
	Ser B
1,500	5.50%, 08/15/2028	1,531
		15,789
	Indiana - 0.3%
	Indiana Municipal Power Agency
1,000	5.75%, 01/01/2034	1,044
	Vigo County, IN, Union Hospital
500	5.70%, 09/01/2037 ■	432
		1,476
	Kansas - 0.1%
	Olathe, KS, Tax Increment Rev, West Village
	Center
500	5.50%, 09/01/2026	330

	Louisiana - 3.2%
	Louisiana Local Government Environmental
	Facilities & Community Development
6,000	6.75%, 11/01/2032	6,167
	Louisiana Public Fac Auth
3,500	6.75%, 07/01/2039	3,816
	Louisiana Public Fac Auth, Susla Fac, Inc.
500	5.75%, 07/01/2039 ⌂	346
	New Orleans, LA, Aviation Board Revenues
2,500	6.00%, 01/01/2023	2,795
		13,124
	Maryland - 0.2%
	Maryland State Health & Higher Education FA
	Rev
770	6.00%, 01/01/2028	784

	Massachusetts - 1.7%
	Massachusetts Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,342
	Massachusetts State Health & Education
	Facilities
3,000	5.50%, 10/01/2024	3,305
2,355	8.00%, 10/01/2039	2,620
		7,267
	Michigan - 6.4%
	Detroit, MI, GO
3,500	5.00%, 04/01/2016	3,215
	Flint, MI, International Academy
3,985	5.75%, 10/01/2037	3,446
	Kent, MI, Hospital FA
5,175	6.00%, 07/01/2035	4,644
	Michigan Public Educational Facilities
2,025	6.35%, 11/01/2028	2,027
5,000	6.50%, 09/01/2037 ■	4,784
	Michigan Public Educational Facilities Auth
1,395	7.00%, 12/01/2039	1,405

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	Michigan - 6.4% - (continued)
	Michigan State Hospital FA, McLaren Health
	Care
$3,000	5.63%, 05/15/2028	$3,063
	Michigan Tobacco Settlement FA Ser A
2,000	6.00%, 06/01/2048	1,525
	Royal Oak, MI, Hospital Financial Auth
2,000	8.25%, 09/01/2039	2,381
		26,490
	Minnesota - 0.3%
	Baytown Township, MN
750	7.00%, 08/01/2038	721
	Falcon Heights, MN, Lease Rev
525	6.00%, 11/01/2037	431
		1,152
	Missouri - 2.4%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	79
	Branson, MO, Regional Airport Transportation
	Development AMT
1,300	6.00%, 07/01/2025	717
	Kansas City, MO, Tax Increment Rev Maincor
	Proj Ser A
500	5.25%, 03/01/2018	471
	Kirkwood, MO, Industrial DA
3,500	8.25%, 05/15/2045	3,433
	St Louis, MO, Airport Rev
5,000	6.63%, 07/01/2034	5,355
		10,055
	Nebraska - 0.8%
	Madison County, NE, Hospital Auth
2,000	6.00%, 07/01/2033	2,027
	Omaha Public Power Dist
1,000	5.50%, 02/01/2033	1,100
		3,127
	Nevada - 0.2%
	Las Vegas, NV, Special Improvement Dist
	#808 & 810, Summerlin Village
500	6.13%, 06/01/2031 ⌂	372
	Mesquite Special Improvement Dist #07-01
485	6.00%, 08/01/2027	383
		755
	New Hampshire - 0.5%
	New Hampshire Business Financing Auth Rev
2,000	6.88%, 10/01/2039	2,013

	New Jersey - 4.6%
	Burlington County, NJ, Bridge Commission
	Econ Development Rev, The Evergreen
	Proj
1,500	5.63%, 01/01/2038	1,264
	New Jersey Econ DA
4,800	6.25%, 09/15/2019	4,635
	New Jersey Econ DA Continental Airlines
1,500	6.63%, 09/15/2012	1,498
	New Jersey Health Care Facilities FA
4,000	6.63%, 07/01/2038	4,097
	New Jersey Health Care Facilities FA Rev
2,855	5.75%, 10/01/2031	3,083
	New Jersey Health Care Services FA
800	5.50%, 07/01/2030	775
	New Jersey State Educational FA Rev
2,000	7.50%, 12/01/2032	2,292
	New Jersey Tobacco Settlement Financing
	Corp
2,000	5.00%, 06/01/2041	1,387
		19,031
	New Mexico - 1.3%
	Los Alamos County, NM
3,000	5.88%, 06/01/2027	3,296
	Montecito Estates Public Improvement Rev
1,000	7.00%, 10/01/2037 ⌂	825
	Otero County, NM, Jail Proj Rev
1,370	6.00%, 04/01/2028	1,083
		5,204
	New York - 7.9%
	Erie County, NY, IDA Global Concepts
	Charter School Proj
2,070	6.25%, 10/01/2037	1,721
	Long Island Power Auth
3,000	6.25%, 04/01/2033	3,422
	Nassau County, NY, IDA Continuing Care
	Retirement
3,000	6.70%, 01/01/2043	2,819
	Nassau County, NY, IDA Continuing Care
	Retirement, Amsterdam at Harborside,
	Ser A
1,000	6.50%, 01/01/2027	979
	New York State Dormitory Auth Non State
	Supported Debt, Orange Regional Med
	Center
3,125	6.13%, 12/01/2029	3,091
	New York State Dormitory Auth Rev Non St
	Supported Debt
2,000	6.00%, 07/01/2033	2,163
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,671
	New York, NY, IDA American Airlines JFK
	International Airport AMT
6,860	7.63%, 08/01/2025	6,978
4,865	8.00%, 08/01/2012	5,005
	Ulster County, NY, IDA
3,250	6.00%, 09/15/2037 - 09/15/2042	2,540
		33,389
	North Carolina – 0.2%
	North Carolina Eastern Municipal Power
	Agency
1,000	5.50%, 01/01/2026	1,072

	Ohio - 3.9%
	Buckeye Tobacco Settlement FA
7,000	5.88%, 06/01/2047	5,235
8,900	6.50%, 06/01/2047	7,313
	Ohio State Higher Educational Facilities Rev
3,000	5.50%, 12/01/2036	3,142
		15,690
The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	Oklahoma - 0.5%
	Norman, OK, Regional Hospital Auth Hospital
	Rev
$2,795	5.13%, 09/01/2037	$2,169

	Other U.S. Territories - 1.0%
	Guam Government
935	5.75%, 12/01/2034	972
3,000	6.75%, 11/15/2029	3,254

	Pennsylvania - 3.0%
	Chester County, PA, IDA
1,020	6.38%, 12/15/2037	930
	Erie, PA, Higher Educational Building Auth
1,000	5.50%, 03/15/2038	1,007
	Northampton County, PA
2,000	5.50%, 08/15/2035	1,976
	Pennsylvania Econ Development FA
3,000	7.00%, 07/15/2039	3,323
	Pennsylvania Turnpike Commission
1,335	6.00%, 06/01/2028	1,506
	Philadelphia, PA, GO
1,000	7.00%, 07/15/2028	1,163
	Philadelphia, PA, IDA
500	5.25%, 05/01/2037	385
	Philadelphia, PA, Municipal Auth GO
750	6.38%, 04/01/2029	795
1,000	6.50%, 04/01/2034	1,052
		12,137
	Rhode Island - 2.5%
	Rhode Island Health & Educational Building
	Corp
2,000	7.00%, 05/15/2039	2,249
	Rhode Island Tobacco Settlement Financing
	Corp
8,000	6.25%, 06/01/2042	7,649
	Rhode Island Tobacco Settlement Funding
	Corp
750	6.00%, 06/01/2023	762
		10,660
	South Carolina - 0.4%
	Lancaster County, SC, Sun City Assessment
1,987	7.70%, 11/01/2017 ⌂	1,760

	South Dakota - 1.9%
	South Dakota Educational Enhancement
	Funding Corp
6,030	6.50%, 06/01/2032	6,035
	South Dakota Housing DA
1,985	6.13%, 05/01/2033	2,139
		8,174
	Tennessee - 0.7%
	Johnson City, TN, Health & Educational
	Facilities
3,000	6.00%, 07/01/2038	3,038

	Texas - 12.2%
	Brazos County, TX, Health Facilities
	Development Corp
2,000	5.50%, 01/01/2038	1,942
	Burnet County, TX, Public Fac Proj Rev
4,000	7.75%, 08/01/2029	4,064
	Clifton Higher Education Fin Corp
2,000	6.25%, 12/01/2045	1,991
2,000	8.75%, 02/15/2028	2,340
	Dallas Fort Worth, TX, International Airport
1,000	6.00%, 11/01/2032	1,003
	Dallas-Fort Worth, TX, International Airport
	AMT
2,000	6.15%, 01/01/2016	2,006
	Garza County, TX, Public Fac Corp Rev
350	5.75%, 10/01/2025	360
	Harris County, TX, Cultural Education Fac
	Baylor CLG Medicine
2,855	5.63%, 11/15/2032	2,677
	Houston, TX, Airport System Rev
6,500	6.75%, 07/01/2021	6,539
	Kimble County, TX, Hospital Dist
2,500	6.25%, 08/15/2033	2,503
	La Vernia, TX, Higher Education
2,105	9.00%, 08/15/2038	2,507
	Lewisville, TX, Combination Contract Rev
4,000	6.13%, 09/01/2029	4,129
	Lower Colorado River Auth Rev
3,000	7.25%, 05/15/2037	3,340
	Maverick County, TX, Public Fac Corp Proj
	Rev
1,470	6.25%, 02/01/2024	1,284
	Mc Lennan County, TX, Public Fac
3,000	6.63%, 06/01/2035	3,278
	Texas Midwest Public Facilities Corp Rev
3,000	9.00%, 10/01/2030	3,132
	Texas Private Activity Surface Transportation
3,000	6.88%, 12/31/2039	3,145
	Travis County, TX, Health Fac, Querencia
	Barton Creek Project
600	5.65%, 11/15/2035	485
	Travis County, TX, Health Facilities
2,000	7.13%, 11/01/2040	2,012
	Willacy County, TX, GO
2,445	6.88%, 09/01/2028	2,219
		50,956
	Utah - 1.4%
	Provo, UT, Lakeview Charter School
1,300	5.63%, 07/15/2037	1,031
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	156
	Utah County, UT, Charter School Rev
1,000	6.00%, 02/15/2038	812
	Utah State Charter School FA, Channing Hall
	Ser A
750	5.88%, 07/15/2027 ■	589
700	6.00%, 07/15/2037 ■	532
	Utah State Charter School FA, Charter School
	Rev
2,000	6.75%, 08/15/2028	1,811

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	Utah - 1.4% - (continued)
	Utah State Charter School FA, Summit
	Academy Ser A
$1,500	5.80%, 06/15/2038		$1,174
			6,105
	Virginia - 1.9%
	Lexington, VA, IDA Residential Care Fac Rev
1,050	5.50%, 01/01/2037		842
	Norfolk, VA, Redev & Housing Auth Rev
2,005	6.13%, 01/01/2035		1,764
	Peninsula, VA, Turn Center Community Dev
	DA
300	6.45%, 09/01/2037		290
	Virginia Small Business Financing Auth Rev
3,000	9.00%, 07/01/2039		3,070
	Washington County Hospital Fac Rev
1,750	7.75%, 07/01/2038		1,986
			7,952
	Washington - 3.2%
	King County, WA, Public Hospital
3,000	7.25%, 12/01/2038		3,109
	Skagit County, WA, Public Hospital Rev
2,000	5.75%, 12/01/2032		1,953
	Washington Health Care Facilities Auth
4,000	6.25%, 10/01/2028		4,432
	Washington State Health Care FA Rev
3,600	6.13%, 08/15/2037		3,709
			13,203
	West Virginia - 0.8%
	West Virginia State Hospital FA Rev, Thomas
	Health Systems
3,500	6.50%, 10/01/2028 - 10/01/2038		3,369

	Wisconsin - 3.7%
	Badger Tobacco Asset Securitization Corp of
	WI (Prerefunded with US Gov't Securities)
10,575	6.13%, 06/01/2027		11,338
1,000	6.38%, 06/01/2032		1,111
	Wisconsin State General Fund GO
185	5.75%, 05/01/2033		201
1,295	6.00%, 05/01/2036		1,422
	Wisconsin State Health & Educational FA Rev
1,000	7.25%, 09/15/2029		1,036
1,000	7.63%, 09/15/2039		1,051
			16,159

	Total municipal bonds
	(cost $392,617)		$400,929

	Total long-term investments
	(cost $392,617)		$400,929

SHORT-TERM INVESTMENTS - 1.7%
	Investment Pools and Funds - 1.7%
	State Street Bank Tax Free Money Market
6,890	Fund		$6,890

	Total short-term investments
	(cost $6,890)		$6,890

	Total investments
	(cost $399,507) ▲	97.7%	$407,819
	Other assets and liabilities	2.3%	9,411
	Total net assets	100.0%	$417,230
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $399,507 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,535
Unrealized Depreciation	(13,223)
Net Unrealized Appreciation	$8,312

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $12,854, which represents 3.08% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	$500	Colorado Educational & Cultural
		FA Rev, Charter School-Windsor
		Academy Proj, 5.70%, 05/01/2037	$500
05/2007	$200	Hampshire, IL, Special Service
		Area #13, Tuscany Woods Proj,
		5.75%, 03/01/2037	200
10/2007	$1,987	Lancaster County, SC, Sun City
		Assessment, 7.70%, 11/01/2017	1,987
08/2007	$500	Las Vegas, NV, Special
		Improvement Dist #808 & 810,
		Summerlin Village, 6.13%,
		06/01/2031	499

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Period Acquired	Shares/ Par	Security	Cost Basis
07/2007	$500	Louisiana Public Fac Auth, Susla
		Fac, Inc., 5.75%, 07/01/2039 -
		144A	503
06/2007	$500	Magnolia Creek, FL, Community
		Development Dist Capital
		Improvement, 5.90%, 05/01/2039	497
12/2007	$1,000	Montecito Estates Public
		Improvement Rev, 7.00%,
		10/01/2037	1,000
05/2007	$195	Parker Road, FL, Community
		Development Dist Cap
		Improvement Ser A, 5.60%,
		05/01/2038	194
11/2007	$1,830	River Bend Community
		Development Dist, Capital
		Improvement Rev, 0.00%,
		11/01/2015	1,830
05/2007	$200	Show Low Bluff, AZ, Community
		Fac Dist Special Assessment,
		5.60%, 07/01/2031 - 144A	200
06/2007 -	$1,525	Six Mile Creek, FL, Community
10/2007		Development Dist, 5.88%,
		05/01/2038	1,450
09/2007	$1,000	Tartesso West Community
		Facilities Dist GO, 5.90%,
		07/15/2032	1,000

The aggregate value of these securities at April 30, 2010 was $6,868 which represents 1.65% of total net assets.

AMT	—	Alternative Minimum Tax
DA	—	Development Authority
FA	—	Finance Authority
GO	—	General Obligations
IDA	—	Industrial Development Authority Bond

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Municipal Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Municipal Bonds	$400,929	$–	$399,892	$1,037
Short-Term Investments	6,890	6,890	–	–
Total	$407,819	$6,890	$399,892	$1,037

♦For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	3	2010
Assets:
Municipal Bonds	$—	$—	$35	*	$1,002	$—	$—	$—	$1,037
Total	$—	$—	$35		$1,002	$—	$—	$—	$1,037

* Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $35.

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Municipal Bond Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $399,507)	$407,819
Receivables:
Investment securities sold	637
Fund shares sold	2,064
Dividends and interest	7,899
Other assets	53
Total assets	418,472
Liabilities:
Payables:
Fund shares redeemed	624
Investment management fees	25
Dividends	519
Distribution fees	20
Accrued expenses	54
Total liabilities	1,242
Net assets	$417,230
Summary of Net Assets:
Capital stock and paid-in-capital	$439,720
Accumulated undistributed net investment income	224
Accumulated net realized loss on investments	(31,026)
Unrealized appreciation of investments	8,312
Net assets	$417,230

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.21/$8.60
Shares outstanding	27,719
Net assets	$227,452
Class B: Net asset value per share	$8.20
Shares outstanding	903
Net assets	$7,404
Class C: Net asset value per share	$8.21
Shares outstanding	14,419
Net assets	$118,386
Class I: Net asset value per share	$8.22
Shares outstanding	7,786
Net assets	$63,988

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Municipal Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$12,971
Total investment income	12,971

Expenses:
Investment management fees	1,105
Transfer agent fees	87
Distribution fees
Class A	272
Class B	37
Class C	569
Custodian fees	3
Accounting services fees	36
Registration and filing fees	35
Board of Directors' fees	5
Audit fees	7
Other expenses	48
Total expenses (before fees paid indirectly)	2,204
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	2,204
Net Investment Income	10,767
Net Realized Loss on Investments:
Net realized loss on investments in securities	(2,176)
Net Realized Loss on Investments	(2,176)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	11,660
Net Changes in Unrealized Appreciation of Investments	11,660
Net Gain on Investments	9,484
Net Increase in Net Assets Resulting from Operations	$20,251

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Municipal Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$10,767	$19,308
Net realized loss on investments	(2,176)	(15,644)
Net unrealized appreciation of investments	11,660	53,982
Net Increase In Net Assets Resulting From Operations	20,251	57,646
Distributions to Shareholders:
From net investment income
Class A	(6,049)	(11,198)
Class B	(177)	(299)
Class C	(2,729)	(4,527)
Class I	(1,830)	(3,265)
Total distributions	(10,785)	(19,289)
Capital Share Transactions:
Class A	6	29,534
Class B	(293)	2,097
Class C	4,560	24,151
Class I	(7,619)	10,347
Net increase (decrease) from capital share transactions	(3,346)	66,129
Net Increase In Net Assets	6,120	104,486
Net Assets:
Beginning of period	411,110	306,624
End of period	$417,230	$411,110
Accumulated undistributed (distribution in excess of) net investment income (loss)	$224	$242

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford High Yield Municipal Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

15

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

16

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

d)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

e)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

f)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

17

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

g)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

h)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Tax Exempt Income †	$19,343	$10,972

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

18

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$883
Accumulated Capital Losses *	(28,850)
Unrealized Depreciation †	(3,348)
Total Accumulated Deficit	$(31,315)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$284
2016	12,922
2017	15,644
Total	$28,850

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

19

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
1.00%	1.75%	1.75%	0.75%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007
Class A Shares	0.90%	0.85%	0.40%	0.25	%*
Class B Shares	1.71	1.68	1.19	1.00	*
Class C Shares	1.67	1.62	1.17	1.01	*
Class I Shares	0.67	0.62	0.17	0.00	*

* From May 31, 2007 (date shares became available to the public), through October 31, 2007.

20

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $462 and contingent deferred sales charges of $51 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $89 for providing such services. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$34,661
Sales Proceeds Excluding U.S. Government Obligations	44,067

21

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,678	501	(5,197)	—	(18)	15,946	922	(12,703)	—	4,165
Amount	$37,855	$4,046	$(41,895)	$—	$6	$115,075	$6,760	$(92,301)	$—	$29,534
Class B
Shares	31	13	(80)	—	(36)	433	24	(160)	—	297
Amount	$249	$107	$(649)	$—	$(293)	$3,086	$171	$(1,160)	$—	$2,097
Class C
Shares	2,138	186	(1,757)	—	567	5,702	325	(2,718)	—	3,309
Amount	$17,256	$1,501	$(14,197)	$—	$4,560	$41,448	$2,391	$(19,688)	$—	$24,151
Class I
Shares	1,419	164	(2,537)	—	(954)	5,463	334	(4,485)	—	1,312
Amount	$11,497	$1,330	$(20,446)	$—	$(7,619)	$40,444	$2,451	$(32,548)	$—	$10,347

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	1	$8
For the Year Ended October 31, 2009	5	$34

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

22

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23

The Hartford High Yield Municipal Bond Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$8.02	$0.22	$–	$0.19	$0.41	$(0.22)	$–	$–	$(0.22)	$0.19	$8.21
B	8.01	0.19	–	0.19	0.38	(0.19)	–	–	(0.19)	0.19	8.20
C	8.02	0.19	–	0.19	0.38	(0.19)	–	–	(0.19)	0.19	8.21
I	8.03	0.23	–	0.19	0.42	(0.23)	–	–	(0.23)	0.19	8.22

For the Year Ended October 31, 2009
A	7.27	0.42	–	0.76	1.18	(0.43)	–	–	(0.43)	0.75	8.02
B	7.26	0.36	–	0.76	1.12	(0.37)	–	–	(0.37)	0.75	8.01
C	7.27	0.37	–	0.75	1.12	(0.37)	–	–	(0.37)	0.75	8.02
I	7.27	0.44	–	0.76	1.20	(0.44)	–	–	(0.44)	0.76	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	–	(2.19)	(1.70)	(0.49)	–	–	(0.49)	(2.19)	7.27
B	9.46	0.42	–	(2.19)	(1.77)	(0.43)	–	–	(0.43)	(2.20)	7.26
C	9.46	0.42	–	(2.18)	(1.76)	(0.43)	–	–	(0.43)	(2.19)	7.27
I	9.47	0.51	–	(2.19)	(1.68)	(0.52)	–	–	(0.52)	(2.20)	7.27

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(G)	10.00	0.20	–	(0.54)	(0.34)	(0.20)	–	–	(0.20)	(0.54)	9.46
B(G)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
C(G)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
I(G)	10.00	0.21	–	(0.53)	(0.32)	(0.21)	–	–	(0.21)	(0.53)	9.47

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Shares became available to the public on May 31, 2007.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

5.24	%(E)	$227,452	0.90	%(F)	0.90	%(F)	0.90	%(F)	5.55	%(F)	9%
4.83	(E)	7,404	1.71	(F)	1.71	(F)	1.71	(F)	4.75	(F)	–
4.84	(E)	118,386	1.67	(F)	1.67	(F)	1.67	(F)	4.79	(F)	–
5.35	(E)	63,988	0.67	(F)	0.67	(F)	0.67	(F)	5.78	(F)	–

16.93		222,328	0.92		0.85		0.85		5.81		26
16.00		7,523	1.75		1.68		1.68		4.97		–
16.04		111,097	1.69		1.62		1.62		5.04		–
17.30		70,162	0.69		0.62		0.62		6.04		–

(18.60)		171,281	0.92		0.40		0.40		5.61		65
(19.36)		4,664	1.73		1.19		1.19		4.81		–
(19.24)		76,650	1.70		1.17		1.17		4.86		–
(18.50)		54,029	0.69		0.17		0.17		5.84		–

(3.41	) (E)	46,261	1.03	(F)	0.25	(F)	0.25	(F)	4.83	(F)	23
(3.71	) (E)	1,333	1.82	(F)	1.00	(F)	1.00	(F)	4.05	(F)	–
(3.71	) (E)	11,236	1.81	(F)	1.00	(F)	1.00	(F)	4.19	(F)	–
(3.21	) (E)	6,879	0.80	(F)	–	(F)	–	(F)	5.22	(F)	–

25

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

27

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford High Yield Municipal Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,052.40	$4.58	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class B	$1,000.00	$1,048.30	$8.68	$1,000.00	$1,016.31	$8.55	1.71	181	365
Class C	$1,000.00	$1,048.40	$8.48	$1,000.00	$1,016.51	$8.35	1.67	181	365
Class I	$1,000.00	$1,053.50	$3.41	$1,000.00	$1,021.47	$3.36	0.67	181	365

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-HYM10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Income Fund

The Hartford Income Fund

The Hartford Income Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

Performance Overview(1) 10/31/02 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Income A#	4.35%	18.72%	4.05%	5.00%
Income A##		13.37%	3.10%	4.35%
Income B#	4.08%	18.00%	3.26%	4.23%
Income B##		13.00%	2.93%	4.23%
Income C#	4.08%	17.95%	3.25%	4.25%
Income C##		16.95%	3.25%	4.25%
Income Y#	4.67%	19.28%	4.34%	4.39%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	5.38%	5.10%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class Y shares commenced operations on 11/28/03.

Portfolio Managers
William H. Davison, Jr.	Michael Gray, CFA	Christopher J. Zeppieri, CFA
Managing Director, CFA	Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Income Fund returned 4.35%, before sales charge, for the six-month period ended April 30, 2010, versus its benchmark, Barclays Capital U.S. Aggregate Bond Index, which returned 2.54%, and the 4.11% average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund continued to be overweight (i.e. the Fund’s sector position was greater than the benchmark position) the riskier parts of the fixed income spectrum predicated on the notion that the U.S. recovery was entering a self-sustaining phase. Additionally, we felt the Federal Reserve would remain on hold until job creation showed clear signs of acceleration or inflation indicators pointed markedly higher.

Overweights in Investment Grade Credit, Commercial Mortgage Backed Securities (CMBS), High Yield bonds, Bank Loans and Emerging Market debt all contributed to the Fund’s relative outperformance on a sector allocation basis. Duration was positioned tactically throughout the period, however, this positioning contributed little to performance.

Within the Investment Grade sector, our decision to overweight Financials early in the period was positive. However, as spreads contracted to richer levels, the allocation was reduced to a benchmark weighting by the end of the period. This was due to the

2

uncertainty surrounding financial reregulation in the U.S. and, secondarily, the threat of global contagion posed by the sovereign debt crisis in Greece. The overweight to Investment Grade credit and security selection within the sector contributed to performance.

Despite continued pressure on Commercial property valuations, CMBS was a stellar performer over the six-month period. The Fund was positioned in senior tranches but established an average 7% position versus the benchmark’s 3.2% position.

What is your Outlook?

Towards the end of the reporting period, we began reducing the Fund’s exposure to financials and have turned more cautious on credit in general. Although we remain constructive on the economy, the financial market turmoil in Europe and tighter monetary policy in developing economies, such as China and Brazil, will at the margin, negatively impact our markets, which will likely lead to higher risk premiums for credit.

We remain vigilant in our security selection and will use calm market periods to reexamine our overall position and sell any issuer that we believe cannot weather the financial gyrations currently taking place in the market. We will keep a watchful eye on Bank Loans and High Yield bonds since they would experience the most volatility if there is any significant pull back in market liquidity.

Distribution by Credit Quality
as of April 30, 2010
Percentage of
Long Term
Rating *	Holdings
AAA / Aaa	57.0%
AA / Aa	3.3
A / A	10.9
BBB / Baa	13.6
BB / Ba	6.0
B / B	5.9
CCC / Caa	2.2
Not Rated	1.1
Total	100.0%

* Split rated bonds are categorized using the highest rating.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry	Net Assets
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.5
Agriculture, Forestry, Fishing and Hunting	0.4
Air Transportation	0.4
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	2.4
Beverage and Tobacco Product Manufacturing	0.6
Chemical Manufacturing	1.6
Computer and Electronic Product Manufacturing	0.6
Construction	0.2
Educational Services	0.1
Finance and Insurance	20.0
Food Manufacturing	0.5
Foreign Governments	2.0
Health Care and Social Assistance	1.5
Information	5.6
Long Put Future Option Contract	0.0
Machinery Manufacturing	0.1
Management of Companies and Enterprises	0.2
Mining	2.0
Miscellaneous Manufacturing	0.8
Motor Vehicle & Parts Manufacturing	0.3
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	2.9
Pipeline Transportation	0.3
Primary Metal Manufacturing	0.9
Printing and Related Support Activities	0.0
Professional, Scientific and Technical Services	0.6
Real Estate and Rental and Leasing	1.0
Retail Trade	1.1
Transportation	0.3
Truck Transportation	0.1
U.S. Government Agencies	20.8
U.S. Government Securities	25.9
Utilities	2.1
Utilities - Electric	0.2
Water Transportation	0.0
Wholesale Trade	0.2
Short-Term Investments	3.0
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Income Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.4%
	Finance and Insurance - 9.4%
	Ally Automotive Receivables Trust
$50	3.00%, 10/15/2015 ■	$51
	Banc of America Commercial Mortgage, Inc.
2,511	5.50%, 11/10/2039 ⌂►	52
6,303	5.75%, 06/10/2039 ⌂►	33
	Bank of America Automotive Trust
100	3.03%, 10/15/2016 ■	103
	Bayview Commercial Asset Trust
200	0.63%, 04/25/2036 ■Δ	120
5,047	7.00%, 07/25/2037 ■►	445
	Bear Stearns Commercial Mortgage
	Securities, Inc.
345	4.68%, 08/13/2039	361
540	5.12%, 02/11/2041 Δ	566
1,650	5.30%, 10/12/2042 Δ	1,739
1,700	5.33%, 02/11/2044	1,680
580	5.81%, 06/12/2043	609
	CBA Commercial Small Balance Commercial
	Mortgage
5,677	3.00%, 01/25/2039 ⌂►	255
678	3.96%, 07/25/2035 ⌂†Δ	33
3,590	4.89%, 06/25/2038 ⌂†Δ	269
	Chase Issuance Trust
360	5.12%, 10/15/2014	391
	Citigroup Commercial Mortgage Trust
295	5.48%, 10/15/2016	206
350	5.89%, 12/10/2049 Δ	316
575	6.30%, 12/10/2049 Δ	432
	Citigroup/Deutsche Bank Commercial
	Mortgage Trust
480	5.32%, 12/11/2049	466
310	5.55%, 01/15/2046 Δ	317
	Commercial Mortgage Pass-Through
	Certificates
210	4.72%, 03/10/2039	216
4,812	5.50%, 03/10/2039 ⌂►	114
550	6.01%, 12/10/2049 Δ	566
	Countrywide Asset-Backed Certificates
43	5.46%, 07/25/2035	24
	Credit Suisse Mortgage Capital Certificates
628	5.31%, 12/15/2039	620
380	5.34%, 12/15/2039	318
	Credit-Based Asset Servicing and
	Securitization
181	0.51%, 05/25/2036 ■Δ	103
	Crest Clarendon Street
393	0.77%, 12/28/2017 ■Δ	367
	CS First Boston Mortgage Securities Corp.
290	5.23%, 12/15/2040	304
	Equity One ABS, Inc.
3	2.74%, 07/25/2034 Δ	–
26	5.46%, 12/25/2033	13
	Ford Credit Automotive Owner Trust
487	4.28%, 05/15/2012	496
	GE Business Loan Trust
5,049	6.14%, 05/15/2034 ⌂Δ	8
	GE Capital Commercial Mortgage Corp.
53,556	6.35%, 11/10/2045 ⌂►	38
	GE Capital Credit Card Master Note Trust
370	3.69%, 07/15/2015	383
	GMAC Commercial Mortgage Securities, Inc.
200	5.30%, 08/10/2038	204
	GMAC Mortgage Corp. Loan Trust
154	5.75%, 10/25/2036	89
	Green Tree Financial Corp.
6	7.35%, 05/15/2027	7
	Greenwich Capital Commercial Funding
	Corp.
387	0.00%, 11/05/2021 ⌂●Δ	–
970	4.80%, 08/10/2042	985
635	5.44%, 03/10/2039 Δ	637
810	6.08%, 07/10/2038 Δ	842
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 ⌂†	17
	JP Morgan Chase Commercial Mortgage
	Securities Corp.
1,529	0.57%, 02/15/2019 ■Δ	1,456
278	4.72%, 01/15/2038	285
535	5.04%, 03/15/2046 Δ	556
230	5.32%, 12/15/2044 Δ	214
550	5.34%, 05/15/2047	542
1,550	5.34%, 12/15/2044 Δ	1,628
240	5.40%, 05/15/2045	245
40	5.43%, 12/12/2043	41
370	5.46%, 12/12/2043	336
502	5.47%, 04/15/2043 Δ	522
2,033	5.50%, 01/15/2038 ⌂►	50
260	5.86%, 06/12/2043 Δ	244
344	5.94%, 02/12/2049 Δ	298
190	6.16%, 05/12/2034	202
	LB-UBS Commercial Mortgage Trust
18,791	5.26%, 06/15/2036 ⌂►	39
	Lehman Brothers Small Balance Commercial
60	5.62%, 09/25/2036 ■	51
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	–
	Marlin Leasing Receivables LLC
56	5.33%, 09/16/2013 ■	56
	Merrill Lynch Mortgage Trust
268	5.83%, 06/12/2050 Δ	274
	Merrill Lynch/Countrywide Commercial
	Mortgage Trust
430	5.20%, 12/12/2049	375
75	5.24%, 12/12/2049	51
510	5.38%, 08/12/2048	484
385	5.48%, 03/12/2051 Δ	368
495	5.81%, 06/12/2050 Δ	481
	Morgan Stanley Capital I
560	4.70%, 07/15/2056	580
200	5.33%, 12/15/2043	203
	Morgan Stanley Reremic Trust
770	6.00%, 08/12/2045 ■Δ	686
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ⌂●	–
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015	78

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.4% - (continued)
	Finance and Insurance - 9.4% - (continued)
	Renaissance Home Equity Loan Trust
$365	5.58%, 11/25/2036 Δ	$302
200	6.16%, 05/25/2036	27
	Residential Funding Mortgage Securities, Inc.
1,202	6.00%, 07/25/2037 ⌂	1,002
	USAA Automotive Owner Trust
408	5.36%, 06/15/2012	412
	Wachovia Automotive Loan Owner Trust
250	5.15%, 07/20/2012 ■	255
	Wachovia Bank Commercial Mortgage Trust
699	5.34%, 12/15/2043 - 11/15/2048	652
50	5.37%, 11/15/2048	40
5,995	5.50%, 02/15/2041 ⌂►	125
	Wamu Commercial Mortgage Securities Trust
1,220	6.31%, 03/23/2045 ■ΔΨ	437
	Wells Fargo Alternative Loan Trust
865	6.25%, 11/25/2037 ⌂	667
		29,059
	Utilities - 0.0%
	Detroit Edison Securitization
27	6.19%, 03/01/2013	28

	Total asset & commercial mortgage backed
	securities
	(cost $28,534)	$29,087

CORPORATE BONDS: INVESTMENT GRADE - 25.8%
	Administrative Waste Management and Remediation - 0.1%
	Allied Waste North America, Inc.
$385	6.88%, 06/01/2017	$424

	Arts, Entertainment and Recreation - 1.1%
	Grupo Televisa S.A.
513	6.63%, 01/15/2040	526
	NBC Universal, Inc.
1,195	5.15%, 04/30/2020 ■	1,209
460	6.40%, 04/30/2040 ■	475
	Time Warner Entertainment Co., L.P.
1,065	8.38%, 07/15/2033	1,318
		3,528
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
575	10.20%, 02/06/2039	792
	Anheuser-Busch Cos., Inc.
40	8.20%, 01/15/2039 ■	53
	Anheuser-Busch InBev N.V.
475	7.75%, 01/15/2019 ■	572
		1,417
	Chemical Manufacturing - 1.3%
	Dow Chemical Co.
1,315	8.55%, 05/15/2019	1,607
	Incitec Pivot Finance LLC
1,325	6.00%, 12/10/2019 ■	1,381
	Yara International ASA
770	7.88%, 06/11/2019 ■	916
		3,904
	Computer and Electronic Product Manufacturing - 0.2%
	Seagate Technology International
505	10.00%, 05/01/2014 ■	598

	Construction - 0.2%
	CRH America, Inc.
330	8.13%, 07/15/2018	396
	Odebrecht Finance Ltd.
373	7.00%, 04/21/2020 ■	385
		781
	Finance and Insurance - 9.2%
	Banco Do Brasil
100	6.00%, 01/22/2020 ■	102
	Bank of America Corp.
2,000	2.10%, 04/30/2012 ‡	2,038
355	7.38%, 05/15/2014	400
	BankBoston Capital Trust
600	1.01%, 06/15/2027 Δ	443
	Barclays Bank plc
281	5.13%, 01/08/2020	281
	Capital One Bank
385	8.80%, 07/15/2019	472
	CDP Financial, Inc.
1,285	4.40%, 11/25/2019 ■‡	1,274
	Citigroup, Inc.
550	2.13%, 04/30/2012	561
477	6.38%, 08/12/2014	515
380	8.13%, 07/15/2039	453
562	8.50%, 05/22/2019	663
	Comerica Capital Trust II
1,066	6.58%, 02/20/2037 Δ	949
	Corpoacion Andina De Fomento
90	8.13%, 06/04/2019	108
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 ■♠	76
	Discover Financial Services, Inc.
750	10.25%, 07/15/2019	919
	Guardian Life Insurance Co.
809	7.38%, 09/30/2039 ■	921
	Jefferies Group, Inc.
904	8.50%, 07/15/2019	1,027
	JP Morgan Chase Capital II
210	0.75%, 02/01/2027 Δ	169
	JP Morgan Chase Capital XXV
523	6.80%, 10/01/2037	524
	Key Bank NA
1,705	5.80%, 07/01/2014	1,809
715	6.95%, 02/01/2028	702
	Korea Development Bank
400	4.38%, 08/10/2015	409
	Manufacturers & Traders Trust Co.
855	5.59%, 12/28/2020	799
	Massachusetts Mutual Life Insurance Co.
218	8.88%, 06/01/2039 ■	291
	MBNA America Bank N.A.
505	7.13%, 11/15/2012	553
	Mellon Capital IV
665	6.24%, 06/20/2012 ♠Δ	632
	Merrill Lynch & Co., Inc.
925	6.05%, 05/16/2016	957

The accompanying notes are an integral part of these financial statements.

5

The Hartford Income Fund
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 25.8% - (continued)
		Finance and Insurance - 9.2% - (continued)
		Morgan Stanley
	$1,190	7.30%, 05/13/2019	$1,307
		Nationwide Mutual Insurance Co.
	645	9.38%, 08/15/2039 ■	772
		New York Life Insurance Co.
	1,083	6.75%, 11/15/2039 ■	1,233
		Northgroup Preferred Capital Corp.
	638	6.38%, 10/15/2017 ■♠Δ	598
		Ohio National Financial Services, Inc.
	427	6.38%, 04/30/2020 ■	438
		PNC Preferred Funding Trust II
	1,000	6.11%, 03/15/2012 ■♠Δ	808
		Prudential Financial, Inc.
	224	7.38%, 06/15/2019	264
		Rabobank Netherlands
	569	11.00%, 06/30/2019 ■♠	732
		Shurgard Storage Centers, Inc.
	75	5.88%, 03/15/2013	79
		SLM Corp.
	1,130	8.00%, 03/25/2020	1,088
		State Street Capital Trust IV
	735	1.26%, 06/15/2037 Δ	566
		Teachers Insurance & Annuity Association
	330	6.85%, 12/16/2039 ■	372
		Temasek Financial I Ltd.
	294	5.38%, 11/23/2039 ■	297
		Transcapitalinvest Ltd.
	400	5.67%, 03/05/2014 §	415
		USB Capital IX
	1,175	6.19%, 04/15/2011 ♠Δ	1,021
		Westpac Capital Trust IV
	100	5.26%, 03/31/2016 ■♠	92
		ZFS Finance USA Trust I
	182	6.50%, 05/09/2037 ■Δ	174
			28,303
		Food Manufacturing - 0.3%
		Kraft Foods, Inc.
	838	5.38%, 02/10/2020	869

		Foreign Governments - 1.6%
		Colombia (Republic of)
	100	7.38%, 03/18/2019	115
		Hungary (Republic of)
	380	4.75%, 02/03/2015	391
		Mexican Bonos De Desarrollo
MXN	50,721	9.00%, 12/20/2012 Δ	4,450
			4,956
		Health Care and Social Assistance - 0.8%
		CVS Corp.
	1,047	8.35%, 07/10/2031 ■	1,253
		Pfizer, Inc.
	515	6.20%, 03/15/2019	587
	400	7.20%, 03/15/2039	497
			2,337
		Information - 2.2%
		America Movil S.A. de C.V.
	300	5.00%, 03/30/2020 ■	302
	700	6.13%, 03/30/2040 ■	697
		Cellco Partnership - Verizon Wireless Capital
	1,467	8.50%, 11/15/2018	1,856
		Cingular Wireless Services, Inc.
	210	8.13%, 05/01/2012 ‡	237
	455	8.75%, 03/01/2031 ‡	600
		France Telecom S.A.
	150	7.75%, 03/01/2011 Δ	158
		Qwest Corp.
	465	7.20%, 11/10/2026	456
	470	7.25%, 10/15/2035	454
		Rogers Cable, Inc.
	205	8.75%, 05/01/2032	257
		Rogers Communications, Inc.
	931	7.50%, 03/15/2015	1,097
		Telecom Italia Capital
	279	7.18%, 06/18/2019	304
	307	7.72%, 06/04/2038	329
		Time Warner Cable, Inc.
	52	8.25%, 04/01/2019	64
			6,811
		Management of Companies and Enterprises - 0.2%
		Votorantim Participacoes
	600	6.75%, 04/05/2021 ■	604

		Mining - 1.8%
		Anglo American Capital plc
	732	9.38%, 04/08/2014 ■	888
		Anglogold Holdings plc
	580	5.38%, 04/15/2020	586
	135	6.50%, 04/15/2040	137
		Barrick Gold Corp.
	170	6.95%, 04/01/2019	199
		Cliff's Natural Resources, Inc.
	615	5.90%, 03/15/2020	648
		Rio Tinto Finance USA Ltd.
	880	5.88%, 07/15/2013	972
	265	9.00%, 05/01/2019	341
		Southern Copper Corp.
	70	5.38%, 04/16/2020	71
	1,090	6.75%, 04/16/2040	1,099
		Teck Resources Ltd.
	455	10.75%, 05/15/2019	567
			5,508
		Miscellaneous Manufacturing - 0.7%
		Meccanica Holdings USA, Inc.
	1,257	6.25%, 07/15/2019 - 01/15/2040 ■	1,325
		Tyco International Ltd.
	762	8.50%, 01/15/2019	967
			2,292
		Petroleum and Coal Products Manufacturing - 2.3%
		Anadarko Petroleum Corp.
	635	6.45%, 09/15/2036	660
		Gazprom International S.A.
	96	7.20%, 02/01/2020 §	102
		Motiva Enterprises LLC
	435	5.75%, 01/15/2020 ■	467
	420	6.85%, 01/15/2040 ■	467

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 25.8% - (continued)
	Petroleum and Coal Products Manufacturing - 2.3% - (continued)
	Nabors Industries, Inc.
$537	9.25%, 01/15/2019	$679
	Petrobras International Finance Co.
770	6.88%, 01/20/2040	796
	Rowan Companies, Inc.
606	7.88%, 08/01/2019	703
	Sempra Energy
560	6.50%, 06/01/2016	637
588	9.80%, 02/15/2019	781
	TNK-BP Finance S.A.
200	6.63%, 03/20/2017 §	205
	Valero Energy Corp.
1,120	6.63%, 06/15/2037	1,126
385	9.38%, 03/15/2019	472
		7,095
	Pipeline Transportation - 0.3%
	Tennessee Gas Pipeline Co.
100	8.38%, 06/15/2032	121
	TransCanada Pipelines Ltd.
580	7.25%, 08/15/2038	694
		815
	Primary Metal Manufacturing - 0.9%
	Alcoa, Inc.
865	5.95%, 02/01/2037	757
	ArcelorMittal
1,255	7.00%, 10/15/2039	1,351
690	9.00%, 02/15/2015	830
		2,938
	Real Estate and Rental and Leasing - 0.7%
	COX Communications, Inc.
350	6.25%, 06/01/2018 ■	382
300	8.38%, 03/01/2039 ■	390
	ERAC USA Finance Co.
946	5.60%, 05/01/2015 ■	1,006
	US Bank Realty Corp.
325	6.09%, 01/15/2012 ■♠Δ	274
		2,052
	Retail Trade - 0.2%
	Ahold Lease USA, Inc.
617	8.62%, 01/02/2025	714

	Utilities - 1.2%
	Colbun S.A.
100	6.00%, 01/21/2020 ■	101
	Commonwealth Edison Co.
1,405	5.80%, 03/15/2018	1,546
	Duke Energy Corp.
250	7.00%, 11/15/2018	298
	Electricite de France
435	6.95%, 01/26/2039 ■	513
	Enel Finance International S.A.
253	6.00%, 10/07/2039 ■	238
	Pacific Gas & Electric Energy Recovery
	Funding LLC
701	8.25%, 10/15/2018	870
		3,566
	Water Transportation - 0.0%
	Carnival Corp.
110	6.65%, 01/15/2028	111

	Total corporate bonds: investment grade
	(cost $72,273)	$79,623

CORPORATE BONDS: NON-INVESTMENT GRADE - 10.6%
	Accommodation and Food Services - 0.2%
	MGM Mirage, Inc.
$365	10.38%, 05/15/2014 ■	$399
130	11.13%, 11/15/2017 ■	148
		547
	Agriculture, Forestry, Fishing and Hunting - 0.4%
	American Seafood Group LLC
135	10.75%, 05/15/2016 ■☼	135
80	15.00%, 05/15/2017 ■☼	76
	ASG Consolidated Finance LLC
725	11.50%, 11/01/2011	750
	Tyson Foods, Inc.
115	10.50%, 03/01/2014	136
		1,097
	Air Transportation - 0.1%
	Continental Airlines, Inc.
100	6.56%, 02/15/2012	99
60	6.80%, 08/02/2018	58
		157
	Apparel Manufacturing - 0.0%
	Phillips Van-Heusen Corp.
85	7.38%, 05/15/2020 ☼	87

	Arts, Entertainment and Recreation - 1.0%
	AMC Entertainment, Inc.
500	11.00%, 02/01/2016	535
	Echostar DBS Corp.
390	7.75%, 05/31/2015	410
	FireKeepers Development Authority
500	13.88%, 05/01/2015 ■	580
	First Data Corp.
520	10.55%, 09/24/2015	460
	Knight Ridder, Inc.
225	5.75%, 09/01/2017	161
250	6.88%, 03/15/2029	153
	Sinclair Broadcasting Group, Inc.
225	6.00%, 09/15/2012 ۞	215
	TL Acquisitions, Inc.
460	10.50%, 01/15/2015 ■	451
		2,965
	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
160	8.38%, 12/15/2014	172

	Chemical Manufacturing - 0.3%
	Eastman Kodak Co.
350	9.75%, 03/01/2018 ■	365
	Hexion Specialty Chemicals
330	9.75%, 11/15/2014	341
	Lyondell Chemical Co.
120	11.00%, 05/01/2018	128
		834
The accompanying notes are an integral part of these financial statements.

7

The Hartford Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.6% - (continued)
	Computer and Electronic Product Manufacturing - 0.4%
	Magnachip Semiconductor
$475	10.50%, 04/15/2018 ■	$501
	Sorenson Communications
580	10.50%, 02/01/2015 ■	566
	Stratus Technologies, Inc.
300	12.00%, 03/29/2015 ■	290
		1,357
	Construction - 0.0%
	Desarrolladora Homes S.A.
82	7.50%, 09/28/2015	83

	Educational Services - 0.1%
	Viant Holdings, Inc.
254	10.13%, 07/15/2017 ■	255

	Finance and Insurance - 1.0%
	CIT Group, Inc.
635	7.00%, 05/01/2017	604
	Ford Motor Credit Co.
475	7.50%, 08/01/2012	491
	Liberty Mutual Group, Inc.
390	10.75%, 06/15/2058 ■	454
	LPL Holdings, Inc.
1,530	10.75%, 12/15/2015 ■	1,599
		3,148
	Foreign Governments - 0.4%
	Argentina (Republic of)
493	7.00%, 10/03/2015	398
	El Salvador (Republic of)
282	7.65%, 06/15/2035 §	305
	Indonesia (Republic of)
255	6.88%, 01/17/2018 §	284
	Philippines (Republic of)
100	6.38%, 10/23/2034	100
200	6.50%, 01/20/2020	219
		1,306
	Health Care and Social Assistance - 0.6%
	Biomet, Inc.
390	10.38%, 10/15/2017	429
	HCA, Inc.
165	9.25%, 11/15/2016	178
	IASIS Healthcare Capital Corp.
490	8.75%, 06/15/2014	504
	Inverness Medical Innovation, Inc.
295	9.00%, 05/15/2016	301
	Valeant Pharmaceuticals
300	7.63%, 03/15/2020 ■	305
		1,717
	Information - 2.4%
	Charter Communications Holdings II LLC
250	13.50%, 11/30/2016	302
	Charter Communications Operating LLC
415	8.00%, 04/30/2012 ■	440
	Citizens Communications Co.
195	7.88%, 01/15/2027	182
440	9.00%, 08/15/2031	445
	Clearwire Corp.
250	12.00%, 12/01/2015 ■	259
	CSC Holdings, Inc.
425	8.50%, 04/15/2014 ■	456
	GXS Worldwide, Inc.
215	9.75%, 06/15/2015 ■	211
	Intelsat Bermuda Ltd.
730	9.25%, 06/15/2016 ⌂	751
	Intelsat Intermediate Holdings Ltd.
585	9.50%, 02/01/2015	608
	Level 3 Financing, Inc.
305	10.00%, 02/01/2018 ■	300
	MetroPCS Wireless, Inc.
360	9.25%, 11/01/2014	374
	New Communications Holdings
120	8.25%, 04/15/2017 ■	123
75	8.50%, 04/15/2020 ■	77
	Qwest Communications International, Inc.
820	7.50%, 02/15/2014	834
	Sprint Capital Corp.
620	8.75%, 03/15/2032	620
	Videotron Ltee
260	9.13%, 04/15/2018	289
	Wind Acquisition Finance S.A.
390	11.75%, 07/15/2017 ■	434
	Windstream Corp.
685	8.63%, 08/01/2016	701
		7,406
	Machinery Manufacturing - 0.1%
	Goodman Global, Inc.
150	13.50%, 02/15/2016	168

	Mining - 0.2%
	Consol Energy, Inc.
575	8.00%, 04/01/2017 ■	607

	Miscellaneous Manufacturing - 0.1%
	L-3 Communications Corp.
340	5.88%, 01/15/2015	345

	Motor Vehicle & Parts Manufacturing - 0.0%
	Cooper-Standard Automotive, Inc.
150	8.50%, 05/01/2018 ■☼	153

	Paper Manufacturing - 0.1%
	Georgia-Pacific LLC
350	8.25%, 05/01/2016 ■	383

	Petroleum and Coal Products Manufacturing - 0.6%
	Chesapeake Energy Corp.
505	9.50%, 02/15/2015	554
	Drummond Co., Inc.
390	7.38%, 02/15/2016	384
	Headwaters, Inc.
355	11.38%, 11/01/2014	375
	Petrohawk Energy Corp.
280	9.13%, 07/15/2013	292

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.6% - (continued)
	Petroleum and Coal Products Manufacturing - 0.6% - (continued)
	Plains Exploration & Production Co.
$290	7.75%, 06/15/2015	$297
		1,902
	Pipeline Transportation - 0.0%
	El Paso Corp.
115	7.00%, 06/15/2017	118

	Printing and Related Support Activities - 0.0%
	Sheridan Group, Inc.
117	10.25%, 08/15/2011	116
	Professional, Scientific and Technical Services - 0.5%
	Affinion Group, Inc.
1,200	11.50%, 10/15/2015	1,266
	Global Geopysical Services, Inc.
225	10.50%, 05/01/2017 ■	221
		1,487
	Real Estate and Rental and Leasing - 0.1%
	Maxim Crane Works L.P.
310	12.25%, 04/15/2015 ■	323

	Retail Trade - 0.9%
	Dollar General Corp.
270	10.63%, 07/15/2015	300
	Federated Retail Holdings, Inc.
440	5.90%, 12/01/2016	453
	Parkson Retail Group Ltd.
460	7.88%, 11/14/2011	481
	Supervalu, Inc.
420	7.50%, 11/15/2014	432
140	8.00%, 05/01/2016	142
	United Components, Inc.
1,000	9.38%, 06/15/2013	1,005
		2,813
	Truck Transportation - 0.1%
	Swift Transportation Co., Inc.
275	12.50%, 05/15/2017 ■	277

	Utilities - 0.7%
	AES Corp.
390	8.00%, 10/15/2017	402
	AES El Salvador Trust
510	6.75%, 02/01/2016 §	496
	Energy Future Holdings Corp.
570	10.88%, 11/01/2017	449
	NRG Energy, Inc.
275	7.25%, 02/01/2014	279
160	8.50%, 06/15/2019	162
	Texas Competitive Electric Co.
600	10.25%, 11/01/2015	450
		2,238
	Wholesale Trade - 0.2%
	McJunkin Red Man Corp.
265	9.50%, 12/15/2016 ■	276
	Spectrum Brands, Inc.
255	12.00%, 08/28/2019	272
		548
	Total corporate bonds: non-investment grade
	(cost $30,573)	$32,609

MUNICIPAL BONDS - 0.5%
	Transportation - 0.3%
	Bay Area Toll Auth
$445	6.26%, 04/01/2049	$460
	North Texas Tollway Auth Rev
469	6.72%, 01/01/2049	509
		969
	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
635	6.64%, 04/01/2057	666

	Total municipal bonds
	(cost $1,568)	$1,635

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE♦ - 0.1%
	Paper Manufacturing - 0.1%
	Georgia-Pacific LLC
$196	3.53%, 12/20/2014 ±	$197

	Total senior floating rate interests: investment
	grade
	(cost $190)	$197

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 3.5%
	Administrative Waste Management and Remediation - 0.4%
	Affinion Group, Inc.
$1,250	5.00%, 10/15/2016 ±	$1,236

	Air Transportation - 0.3%
	Delta Air Lines, Inc.
995	8.75%, 09/30/2013 ±	1,007

	Arts, Entertainment and Recreation - 0.3%
	Cedar Fair L.P.
59	2.27%, 08/30/2012 ±	59
259	4.27%, 12/31/2014 ±	257
	Cenveo, Inc., Delayed Draw Term Loan
1	4.77%, 06/21/2013 ±	1
	Cenveo, Inc., Term Loan C
28	4.77%, 06/21/2013 ±	28
	R.H. Donnelley, Inc.
496	9.25%, 10/24/2014 ±	482
		827
	Finance and Insurance - 0.4%
	MSCI, Inc.
1,249	3.50%, 09/01/2016 ◊☼	1,243

The accompanying notes are an integral part of these financial statements.

9

The Hartford Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 3.5% - (continued)
	Food Manufacturing - 0.2%
	Dole Food Co., Inc., Term Loan B
$169	5.04%, 03/03/2017 ±	$171
	Dole Food Co., Inc., Term Loan C
421	5.01%, 02/15/2017 ±	424
	Dole Food Co., Inc., Tranche C Term Loan
94	7.88%, 04/12/2013 ◊	94
		689
	Health Care and Social Assistance - 0.1%
	HCA, Inc.
219	2.54%, 11/17/2013 ±	213

	Information - 1.0%
	Charter Communications Operating LLC
50	2.30%, 03/06/2014 ±	47
406	3.55%, 09/01/2016 ±	390
	First Data Corp.
249	3.01%, 09/24/2014 ±☼	224
	Intelsat Bermuda Ltd., Term Loan B 2A
62	2.79%, 01/03/2014 ±	61
	Intelsat Bermuda Ltd., Term Loan B 2B
62	2.79%, 01/03/2014 ±	60
	Intelsat Bermuda Ltd., Term Loan B 2C
62	2.79%, 01/03/2014 ±	60
	MetroPCS Wireless, Inc.
171	2.52%, 11/04/2013 ±	167
	Securus Technologies Inc.
769	6.00%, 10/31/2014 ◊☼	771
	UPC Financing Partnership
275	3.93%, 12/31/2016 ±	272
	West Corp.
490	7.25%, 10/24/2013 ±	494
	WideOpenWest Finance LLC
499	6.50%, 06/29/2015 ±	444
		2,990
	Motor Vehicle & Parts Manufacturing - 0.3%
	Accuride Corp.
1,000	9.00%, 06/30/2013 ◊Y	1,002
	AM General LLC
56	3.26%, 09/30/2013 ±	52
3	3.26%, 09/30/2012 ◊	2
		1,056
	Professional, Scientific and Technical Services - 0.1%
	Advantage Sales & Marketing, Inc.
400	7.00%, 04/30/2017 ◊☼	401

	Real Estate and Rental and Leasing - 0.2%
	Realogy Corp.
546	3.29%, 10/10/2013 ±	495

	Retail Trade - 0.0%
	Michaels Stores, Inc.
74	2.51%, 10/31/2013 ±	71
100	4.79%, 07/31/2016 ±	98
		169
	Utilities - 0.2%
	Texas Competitive Electric Holdings Co.
	LLC
588	3.75%, 10/12/2014 ±	478

	Total senior floating rate interests: non-
	investment grade
	(cost $10,853)	$10,804

U.S. GOVERNMENT AGENCIES - 20.8%
	Federal Home Loan Mortgage Corporation - 4.5%
$223	5.50%, 10/01/2032	$237
12,863	6.00%, 01/15/2032 - 11/01/2037	13,574
		13,811
	Federal National Mortgage Association - 15.3%
13,210	4.50%, 01/01/2025 - 05/01/2025	13,748
349	5.00%, 11/01/2017 - 01/01/2022	372
2,072	5.50%, 12/01/2032 - 10/01/2034	2,196
21,587	6.00%, 07/01/2036 - 05/01/2038	22,984
3,727	6.50%, 03/01/2036 - 08/01/2038	4,034
3,434	7.00%, 09/01/2038	3,792
		47,126
	Other Government Agencies - 1.0%
	Small Business Administration
	Participation Certificates:
1,426	4.14%, 02/01/2030	1,468
982	4.36%, 04/01/2030	1,020
629	4.92%, 10/01/2023	665
		3,153

	Total U.S. government agencies
	(cost $62,673)	$64,090

U.S. GOVERNMENT SECURITIES - 25.9%
	U.S. Treasury Securities - 25.9%
	U.S. Treasury Bonds - 2.2%
$6,614	4.63%, 02/15/2040	$6,718

	U.S. Treasury Notes - 23.4%
23,610	1.00%, 10/31/2011	23,710
25,040	1.38%, 03/15/2012	25,266
13,788	2.25%, 05/31/2014	13,900
4,240	2.50%, 03/31/2015 - 04/30/2015	4,259
323	3.25%, 03/31/2017	326
4,695	3.63%, 02/15/2020	4,681
		72,142
	U.S. Treasury Strips - 0.3%
947	2.25%, 01/31/2015	944
		79,804

	Total U.S. government securities
	(cost $79,619)	$79,804

The accompanying notes are an integral part of these financial statements.

10

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Long Put Future Option Contract – 0.0%
	10 Year U.S. Treasury
–	Expiration: May, 2010, Exercise Price:
	$117.50 Ø		$168
	2 Year U.S. Treasury
–	Expiration: May, 2010, Exercise Price:
	$108.25 Ø		4
			172
	Total put options purchased
	(cost $324)		$172

	Total long-term investments
	(cost $286,607)		$298,021

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.0%
	Investment Pools and Funds - 0.0%
	JP Morgan U.S. Government Money
46	Market Fund		$46
	State Street Bank U.S. Government
–	Money Market Fund		–
	Wells Fargo Advantage Government
–	Money Market Fund		–
			46
	Repurchase Agreements - 1.0%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $1,234, collateralized by U.S.
	Treasury Bond 5.25%, 2029, U.S. Treasury
	Note 0.88%, 2011, value of $1,269)
$1,234	0.18%, 04/30/2010		1,234
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/03/2010 in the amount of $497,
	collateralized by U.S. Treasury Note 1.25%
	- 1.50%, 2010, value of $507)
497	0.18%, 04/30/2010		497
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,221,
	collateralized by U.S. Treasury Note 1.75%
	- 3.00%, 2014 - 2017, value of $1,245)
1,221	0.19%, 04/30/2010		1,221
			2,952
	U.S. Treasury Bills - 2.0%
250	0.15%, 07/15/2010□○		250
6,000	0.14%, 5/20/2010○		5,999

	Total short-term investments
	(cost $9,247)		$9,247

	Total investments
	(cost $295,854) ▲	99.6%	$307,268
	Other assets and liabilities	0.4%	1,334
	Total net assets	100.0%	$308,602
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.0% of total net assets at April 30, 2010.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $296,082 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,594
Unrealized Depreciation	(3,408)
Net Unrealized Appreciation	$11,186

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the  supervision of the Fund's Board of Directors at April 30, 2010, was $319, which represents 0.10% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $37,470, which represents 12.14% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2010, these securities amounted to $1,807 or 0.59% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2010.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2010 was $2,925.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Income Fund
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2010.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
5 Year U.S. Treasury
Note	101	Long	Jun 2010	$36
10 Year U.S. Treasury
Note	65	Long	Jun 2010	70
U.S. Long Bond	13	Short	Jun 2010	(53)
				$53

*	The number of contracts does not omit 000's.

Ø	At April 30, 2010, the maximum delivery obligation for open put options written is $543. Securities valued at $27 collateralized the open put options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury,
$115.50, May,
2010	336	$26	$77	$51
2 Year U.S. Treasury,
$107.75, May,
2010	72	1	9	8
		$27	$86	$59

*	The number of contracts does not omit 000's.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

MXN ─ Mexican New Peso

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
03/2004	$2,511	Banc of America Commercial
		Mortgage, Inc., 5.50%,
		11/10/2039 - 144A	$48
07/2004	$6,303	Banc of America Commercial
		Mortgage, Inc., 5.75%,
		06/10/2039 - 144A	27
11/2006 -	$5,677	CBA Commercial Small Balance
08/2007		Commercial Mortgage, 3.00%,
		01/25/2039 - 144A	493
04/2006	$678	CBA Commercial Small Balance
		Commercial Mortgage, 3.96%,
		07/25/2035 - 144A	–
04/2006 -	$3,590	CBA Commercial Small Balance
06/2007		Commercial Mortgage, 4.89%,
		06/25/2038 - 144A	–
03/2004	$4,812	Commercial Mortgage Pass-
		Through Certificates, 5.50%,
		03/10/2039 - 144A	121
06/2006	$5,049	GE Business Loan Trust, 6.14%,
		05/15/2034 - 144A	–
12/2005	$53,556	GE Capital Commercial Mortgage
		Corp., 6.35%, 11/10/2045 - 144A	25
05/2007	$387	Greenwich Capital Commercial
		Funding Corp., 0.00%,
		11/05/2021 - 144A	375
06/2006 -	$730	Intelsat Bermuda Ltd., 9.25%,
06/2007		06/15/2016	762
03/2007	$75	JP Morgan Automotive Receivable
		Trust, 12.85%, 03/15/2012	75
03/2004 -	$2,033	JP Morgan Chase Commercial
08/2006		Mortgage Securities Corp., 5.50%,
		01/15/2038 - 144A	49
04/2005 -	$18,791	LB-UBS Commercial Mortgage
10/2007		Trust, 5.26%, 06/15/2036 - 144A	–
04/2007	$22	Nationstar Home Equity Loan
		Trust, 0.00%, 03/25/2037 - 144A	22
06/2009	$1,202	Residential Funding Mortgage
		Securities, Inc., 6.00%, 07/25/2037	880
02/2004	$5,995	Wachovia Bank Commercial
		Mortgage Trust, 5.50%,
		02/15/2041 - 144A	107
03/2008	$865	Wells Fargo Alternative Loan
		Trust, 6.25%, 11/25/2037	699

The aggregate value of these securities at April 30, 2010 was $3,453 which represents 1.12% of total net assets.

The accompanying notes are an integral part of these financial statements.

12

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Euro (Sell)	$295	$300	05/06/10	$5

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$29,087	$–	$26,880	$2,207
Corporate Bonds: Investment Grade	79,623	–	78,807	816
Corporate Bonds: Non-Investment Grade	32,609	–	32,001	608
Municipal Bonds	1,635	–	1,635	–
Put Options Purchased	172	172	–	–
Senior Floating Rate Interests: Investment Grade	197	–	197	–
Senior Floating Rate Interests: Non-Investment Grade	10,804	–	10,804	–
U.S. Government Agencies	64,090	–	64,090	–
U.S. Government Securities	79,804	13,013	66,791	–
Short-Term Investments	9,247	46	9,201	–
Total	$307,268	$13,231	$290,406	$3,631
Forward Foreign Currency Contracts *	5	–	5	–
Futures *	106	106	–	–
Written Options *	59	59	–	–
Total	$170	$165	$5	$–
Liabilities:
Futures *	53	53	–	–
Total	$53	$53	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	Level 3*	2010
Assets:
Asset & Commercial Mortgage Backed Securities	$2,710	$(701)	$824	†	$368	$(950)	$5	$(49)	$2,207
Corporate Bonds	1,216	3	116	‡	539	(81)	—	(369)	1,424
Total	$3,926	$(698)	$940		$907	$(1,031)	$5	$(418)	$3,631

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $439.
‡	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $117.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Income Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $295,854)	$307,268
Cash	283
Foreign currency on deposit with custodian (cost $286)	285
Unrealized appreciation on forward foreign currency contracts	5
Receivables:
Investment securities sold	19,748
Fund shares sold	430
Dividends and interest	3,004
Variation margin	43
Other assets	133
Total assets	331,199
Liabilities:
Payables:
Investment securities purchased	22,198
Fund shares redeemed	198
Investment management fees	19
Dividends	43
Distribution fees	7
Variation margin	13
Accrued expenses	51
Written options (proceeds $86)	27
Other liabilities	41
Total liabilities	22,597
Net assets	$308,602
Summary of Net Assets:
Capital stock and paid-in-capital	$338,394
Accumulated distribution in excess of net investment income	(36)
Accumulated net realized loss on investments and foreign currency transactions	(41,286)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	11,530
Net assets	$308,602

Shares authorized	300,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.75/$10.21
Shares outstanding	12,542
Net assets	$122,331
Class B: Net asset value per share	$9.75
Shares outstanding	1,013
Net assets	$9,874
Class C: Net asset value per share	$9.77
Shares outstanding	2,458
Net assets	$24,023
Class Y: Net asset value per share	$9.74
Shares outstanding	15,648
Net assets	$152,374

The accompanying notes are an integral part of these financial statements.

15

The Hartford Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$7,050
Total investment income	7,050

Expenses:
Investment management fees	763
Transfer agent fees	127
Distribution fees
Class A	144
Class B	50
Class C	118
Custodian fees	5
Accounting services fees	25
Registration and filing fees	31
Board of Directors' fees	4
Audit fees	6
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	1,305
Expense waivers	(35)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(35)
Total expenses, net	1,270
Net Investment Income	5,780
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	3,576
Net realized gain on futures	199
Net realized gain on written options	210
Net realized loss on swap contracts	(209)
Net realized gain on forward foreign currency contracts	58
Net realized loss on other foreign currency transactions	(6)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,828
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	2,616
Net unrealized appreciation of futures	89
Net unrealized appreciation of written options	59
Net unrealized appreciation of forward foreign currency contracts	5
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	2,769
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,597
Net Increase in Net Assets Resulting from Operations	$12,377

The accompanying notes are an integral part of these financial statements.

16

The Hartford Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$5,780	$12,660
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	3,828	(27,383)
Net unrealized appreciation of investments and other financial instruments	2,769	59,455
Net Increase In Net Assets Resulting From Operations	12,377	44,732
Distributions to Shareholders:
From net investment income
Class A	(2,406)	(5,026)
Class B	(173)	(417)
Class C	(406)	(831)
Class Y	(2,926)	(6,601)
Total distributions	(5,911)	(12,875)
Capital Share Transactions:
Class A	8,237	16,535
Class B	(741)	1,344
Class C	245	7,581
Class Y	39,674	(44,886)
Net increase (decrease) from capital share transactions	47,415	(19,426)
Net Increase In Net Assets	53,881	12,431
Net Assets:
Beginning of period	254,721	242,290
End of period	$308,602	$254,721
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(36)	$95

The accompanying notes are an integral part of these financial statements.

17

The Hartford Income Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.  Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

18

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a

19

The Hartford Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

20

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

21

The Hartford Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

22

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at April 30, 2010, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of April 30, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	$106	Summary of Net Assets - Unrealized depreciation	$53
Interest rate contracts	Investments in securities, at value (Purchased Options), Market Value	172
Interest rate contracts			Written Options, Market Value	27
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	5

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

23

The Hartford Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$54	$(83)	$229	$—	$—	$200
Foreign exchange contracts	156	(342)	—	58	—	(128)
Credit contracts	—	—	—	—	(209)	(209)
Equity contracts	—	—	(30)	—	—	(30)
Total	$210	$(425)	$199	$58	$(209)	$(167)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	59	(145)	89	—	—	$3
Foreign exchange contracts	—	—	—	5	—	5
Total	$59	$(145)	$89	$5	$—	$8

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

24

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2010. Transactions involving written option contracts during the six-month period ended April 30, 2010, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2010
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	435	208
Expired	—	—
Closed	(435)	(208)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	10,549	304
Expired	—	—
Closed	(10,141)	(218)
Exercised	—	—
End of Period	408	$86

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

25

The Hartford Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$12,921	$18,595

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$171
Accumulated Capital Losses *	(44,922)
Unrealized Appreciation †	8,568
Total Accumulated Deficit	$(36,183)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$138
Accumulated Net Realized Loss	(137)
Paid-in-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$311
2014	262
2015	161
2016	16,662
2017	27,526
Total	$44,922

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

26

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.00%	1.75%	1.75%	0.75%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

27

The Hartford Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007	2006	2005
Class A Shares	1.00%	0.95%	0.95%	0.95%	0.95%	0.95%
Class B Shares	1.75	1.67	1.70	1.70	1.70	1.70
Class C Shares	1.73	1.70	1.70	1.70	1.70	1.70
Class Y Shares	0.63	0.64	0.63	0.68	0.70	0.70

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $575 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $126 for providing such services. These fees are accrued daily and paid monthly.

28

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$172,020
Sales Proceeds Excluding U.S. Government Obligations	169,622
Cost of Purchases for U.S. Government Obligations	158,789
Sales Proceeds for U.S. Government Obligations	115,724

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,507	236	(1,888)	—	855	5,906	525	(4,596)	—	1,835
Amount	$24,116	$2,275	$(18,154)	$—	$8,237	$51,605	$4,607	$(39,677)	$—	$16,535
Class B
Shares	79	15	(171)	—	(77)	522	40	(412)	—	150
Amount	$754	$149	$(1,644)	$—	$(741)	$4,571	$355	$(3,582)	$—	$1,344
Class C
Shares	370	31	(375)	—	26	1,308	61	(505)	—	864
Amount	$3,562	$300	$(3,617)	$—	$245	$11,508	$541	$(4,468)	$—	$7,581
Class Y
Shares	3,882	307	(55)	—	4,134	685	752	(6,849)	—	(5,412)
Amount	$37,247	$2,955	$(528)	$—	$39,674	$6,248	$6,530	$(57,664)	$—	$(44,886)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	35	$341
For the Year Ended October 31, 2009	53	$462

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

29

The Hartford Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$9.54	$0.20	$–	$0.21	$0.41	$(0.20)	$–	$–	$(0.20)	$0.21	$9.75
B	9.53	0.16	–	0.23	0.39	(0.17)	–	–	(0.17)	0.22	9.75
C	9.55	0.16	–	0.23	0.39	(0.17)	–	–	(0.17)	0.22	9.77
Y	9.52	0.21	–	0.23	0.44	(0.22)	–	–	(0.22)	0.22	9.74

For the Year Ended October 31, 2009
A	8.28	0.48	–	1.27	1.75	(0.49)	–	–	(0.49)	1.26	9.54
B	8.28	0.42	–	1.26	1.68	(0.43)	–	–	(0.43)	1.25	9.53
C	8.30	0.42	–	1.25	1.67	(0.42)	–	–	(0.42)	1.25	9.55
Y	8.27	0.51	–	1.25	1.76	(0.51)	–	–	(0.51)	1.25	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	–	(1.87)	(1.33)	(0.53)	–	–	(0.53)	(1.86)	8.28
B	10.14	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.28
C	10.16	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.30
Y	10.12	0.57	–	(1.86)	(1.29)	(0.56)	–	–	(0.56)	(1.85)	8.27

For the Year Ended October 31, 2007
A	10.33	0.57	–	(0.19)	0.38	(0.57)	–	–	(0.57)	(0.19)	10.14
B	10.33	0.50	–	(0.20)	0.30	(0.49)	–	–	(0.49)	(0.19)	10.14
C	10.35	0.50	–	(0.19)	0.31	(0.50)	–	–	(0.50)	(0.19)	10.16
Y	10.32	0.60	–	(0.20)	0.40	(0.60)	–	–	(0.60)	(0.20)	10.12

For the Year Ended October 31, 2006
A	10.24	0.54	–	0.08	0.62	(0.53)	–	–	(0.53)	0.09	10.33
B	10.24	0.46	–	0.08	0.54	(0.45)	–	–	(0.45)	0.09	10.33
C	10.26	0.46	–	0.08	0.54	(0.45)	–	–	(0.45)	0.09	10.35
Y	10.24	0.56	–	0.08	0.64	(0.56)	–	–	(0.56)	0.08	10.32

For the Year Ended October 31, 2005
A	10.72	0.51	–	(0.44)	0.07	(0.51)	(0.04)	–	(0.55)	(0.48)	10.24
B	10.72	0.43	–	(0.43)	–	(0.44)	(0.04)	–	(0.48)	(0.48)	10.24
C	10.74	0.43	–	(0.43)	–	(0.44)	(0.04)	–	(0.48)	(0.48)	10.26
Y	10.72	0.52	–	(0.42)	0.10	(0.54)	(0.04)	–	(0.58)	(0.48)	10.24
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

4.35	%(E)	$122,331	1.05	%(F)	1.00	%(F)	1.00	%(F)	4.09	%(F)	96%
4.08	(E)	9,874	1.89	(F)	1.75	(F)	1.75	(F)	3.34	(F)	–
4.08	(E)	24,023	1.73	(F)	1.73	(F)	1.73	(F)	3.36	(F)	–
4.67	(E)	152,374	0.63	(F)	0.63	(F)	0.63	(F)	4.46	(F)	–

21.83		111,456	1.08		0.95		0.95		5.46		178
20.85		10,389	1.96		1.67		1.67		4.74		–
20.76		23,237	1.76		1.70		1.70		4.66		–
22.07		109,639	0.64		0.64		0.64		5.88		–

(13.71)		81,569	1.02		0.95		0.95		5.53		177
(14.36)		7,779	1.91		1.70		1.70		4.79		–
(14.34)		13,007	1.76		1.70		1.70		4.79		–
(13.37)		139,935	0.63		0.63		0.63		5.85		–

3.77		98,047	1.08		0.95		0.95		5.72		147
3.00		9,837	1.95		1.70		1.70		4.92		–
3.01		14,263	1.82		1.70		1.70		4.92		–
3.97		213,417	0.68		0.68		0.68		5.95		–

6.24		37,168	1.21		0.95		0.95		5.35		175
5.45		7,224	2.06		1.70		1.70		4.60		–
5.44		8,101	1.96		1.70		1.70		4.61		–
6.41		60,690	0.78		0.70		0.70		5.63		–

0.70		28,942	1.20		0.95		0.95		4.80		188
(0.04)		5,973	2.06		1.70		1.70		4.05		–
(0.03)		5,142	1.96		1.70		1.70		4.05		–
0.98		16,431	0.79		0.70		0.70		5.16		–

31

The Hartford Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

33

The Hartford Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,043.50	$5.07	$1,000.00	$1,019.84	$5.01	1.00%	181	365
Class B	$1,000.00	$1,040.80	$8.86	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class C	$1,000.00	$1,040.80	$8.75	$1,000.00	$1,016.22	$8.65	1.73	181	365
Class Y	$1,000.00	$1,046.70	$3.20	$1,000.00	$1,021.67	$3.16	0.63	181	365

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-IN10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Inflation Plus Fund

The Hartford Inflation Plus Fund

The Hartford Inflation Plus Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview(1) 10/31/02 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception

Inflation Plus A#	3.17%	10.32%	4.77%	5.58%
Inflation Plus A##		5.35%	3.81%	4.94%
Inflation Plus B#	2.79%	9.38%	3.98%	4.82%
Inflation Plus B##		4.38%	3.64%	4.82%
Inflation Plus C#	2.79%	9.39%	3.98%	4.81%
Inflation Plus C##		8.39%	3.98%	4.81%
Inflation Plus I#	3.26%	10.50%	5.01%	5.74%
Inflation Plus L#	3.28%	10.43%	4.79%	5.60%
Inflation Plus L##		5.46%	3.83%	4.95%
Inflation Plus R3#	2.94%	9.84%	4.58%	5.06%
Inflation Plus R4#	3.13%	10.15%	4.79%	5.22%
Inflation Plus R5#	3.33%	10.47%	4.97%	5.36%
Inflation Plus Y#	3.38%	10.54%	5.06%	5.43%
Barclays Capital U.S. TIPS Index	3.49%	10.76%	4.91%	6.18%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A and Class L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance, which commenced operations on 11/28/03. Class L shares commenced operations on 2/19/10. Performance prior to 2/19/10 reflects Class A performance.

Portfolio Managers John Hendricks
Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned 3.17%, before sales charge, for the six-month period ended April 30, 2010, versus its benchmark, the Barclays Capital U.S. TIPS Index, which returned 3.49%, and the 3.32% average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Headline CPI (Consumer Price Index) rebounded in the final months of 2009 and averaged 2.3% in the first quarter of 2010. The return to positive headline CPI prints was primarily a function of very low energy prices rolling off on a year over year comparison. In contrast to headline CPI, core CPI (which excludes food and energy prices) fell sharply in the first quarter of 2010. Core goods prices were negative in both February and March and core service prices were weak as rents and housing costs remained

2

under pressure. Core CPI printed a very low 1.1% for March 2010. The trend in core CPI has gone a long way toward tempering some of the more inflammatory inflation rhetoric in the marketplace. Unchecked fiscal spending and exceptionally easy monetary policy are still significant reasons to be concerned about inflation in the future. However, for 2010, inflation is likely to remain subdued.

Performance in the Treasury Inflation Protected Securities (TIPS) market was volatile over the six-month period ended in April 2010. Contributing to the volatile performance of TIPS, was of course, a volatile energy sector. While crude oil traded in a range of $72 to $85 per barrel, prices moved sharply and quickly, testing both ends of that range a number of times. Gasoline prices were almost as volatile and ended the period up over 20% from November levels.

TIPS performance mirrored the volatility in energy with the index returning 2.78% in November, then declining by 2.19% in December and then rebounding 1.61% in January. TIPS had a strong month in April up 2.37% and ended the six-month period up 3.49%. Driving the overall strong performance in TIPS was continued interest in the asset class. Institutional flows and overseas flows were particularly strong in April.

Although real yields remain very low, it did not discourage investors from allocating to the asset class. The diversification benefits of TIPS are well recognized and that was likely the overriding consideration. Also contributing to the strong demand for TIPS was the Federal Reserve’s continued commitment to the “extended period” language which seemed to reignite concerns about the risk for future inflation. The Barclays Capital 5yr U.S. Breakeven Inflation Index (a measure of market inflation expectations in the future) steadily climbed from 2.55% in November to 2.90% in April. Broadly speaking, TIPS breakevens widened by approximately 0.30% to 0.35% over that same time period.

During this period, the Fund maintained a lower allocation to TIPS (i.e. 84% on average) than in the past. This decision was largely based on our outlook for lower inflation and the relative richness of TIPS. Sector allocation (our relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to TIPS) was beneficial to performance over the period. Duration and yield curve positioning roughly offset each other. We continue to favor holding issues further out on the real yield curve given our inflation outlook. We also continue to actively manage interest rate risk and the volatility of the basis between TIPS and nominal Treasuries, primarily through the use of financial futures contracts (an exchange traded contract to buy or sell a financial instrument at a certain date in the future).

What is your outlook?

The financial crisis in Europe and the subsequent policy response has once again elevated concerns that global central banks will trigger higher inflation down the road. European central banks were expected to have a firmer stand on monetary policy while the U.S. stayed on hold. The sovereign crisis in Europe has shifted the dynamic and now investors see another major economic block potentially sowing the seeds for future inflation. Working against this concern is the Chinese government tightening monetary policy in an effort to slow a property bubble in that country. An economic slowdown in China has negative implications for commodity prices. While the U.S. economic recovery remains on track, there are concerns about the second half of 2010 once the fiscal stimulus fades and the inventory rebuild cools.

Where do we stand on the competing views and concerns? In the near term, we believe disinflation is the more likely outcome and that any resurgence in inflation is at best a 2011 story. We will likely continue to maintain a lower allocation to TIPS particularly in shorter maturity issues (i.e. less than 2 ½ years).

The technical bid for TIPS, driven mostly by flows into the asset class, should keep TIPS well bid in general. However, increased Treasury issuance in TIPS could help offset some of that demand. We expect that inflation will remain subdued and that continued softness in core goods and services prices will help keep headline CPI in check.

Distribution by Credit Quality
as of April 30, 2010
Percentage of
Long Term
Rating *	Holdings
AAA / Aaa	99.8%
Not Rated	0.2
Total	100.0%

* Split rated bonds are categorized using the highest rating.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry	Net Assets
Finance and Insurance	0.1%
Long Call Future Option Contract	0.2
Long Put Future Option Contract	0.0
U.S. Government Agencies	8.8
U.S. Government Securities	89.5
Short-Term Investments	0.2
Other Assets and Liabilities	1.2
Total	100.0%

3

The Hartford Inflation Plus Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.1%
	Finance and Insurance - 0.1%
	Lehman XS Trust
$1,496	6.50%, 05/25/2037 ⌂Δ	$669
	Nationstar Home Equity Loan Trust
33	0.00%, 03/25/2037 ⌂●	–
	North Street Referenced Linked Notes
500	1.39%, 04/28/2011 ■Δ	381
	Wamu Commercial Mortgage Securities Trust
3,000	6.31%, 03/23/2045 ■ΔΨ	1,074
		2,124

	Total asset & commercial mortgage backed securities
	(cost $4,996)	$2,124

U.S. GOVERNMENT AGENCIES - 8.8%
	Federal National Mortgage Association - 8.8%
$180,000	3.00%, 03/09/2015 - 02/17/2017	$181,372
7	9.75%, 07/01/2020	7
8	10.50%, 02/01/2012 - 12/01/2018	9
1	11.50%, 07/01/2015	1
8	12.00%, 09/01/2014	9
		181,398
	Government National Mortgage Association - 0.0%
7	11.00%, 12/20/2015 - 12/20/2018	8

	Total U.S. government agencies
	(cost $179,981)	$181,406

U.S. GOVERNMENT SECURITIES - 89.5%
	U.S. Treasury Securities - 89.5%
	U.S. Treasury Bonds - 19.2%
$64,385	1.75%, 01/15/2028 ◄	$66,122
45,580	2.00%, 01/15/2026 ◄	51,660
91,355	2.13%, 02/15/2040 ◄	97,270
143,815	2.38%, 01/15/2025 - 01/15/2027 ◄	172,570
5,000	3.63%, 04/15/2028 ◄	8,524
		396,146
	U.S. Treasury Notes - 66.4%
30,000	0.63%, 04/15/2013 ◄	31,590
30,740	1.25%, 04/15/2014 ◄	32,854
116,465	1.38%, 07/15/2018 ◄	120,115
24,702	1.63%, 01/15/2015 ◄Θ	29,601
75,000	1.63%, 01/15/2018 ◄	81,176
73,575	1.88%, 07/15/2013 - 07/15/2015 ◄	91,694
323,889	2.00%, 01/15/2014 - 01/15/2016 ◄	390,732
75,000	2.13%, 01/15/2019 ◄	81,818
47,852	2.38%, 01/15/2017 ◄	56,588
304,165	2.50%, 07/15/2016 - 01/15/2029 ◄	351,099
87,585	2.63%, 07/15/2017 ◄	102,734
		1,370,001
	U.S. Treasury Strips - 3.9%
80,000	0.88%, 01/31/2012	80,041

	Total U.S. government securities
	(cost $1,786,649)	$1,846,188

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.2%
	Long Call Future Option Contract - 0.2%
	U.S. 10 Year Note Option
2	Expiration: May, 2010, Exercise Price:
	$116.50 Θ	$3,453

	Total call options purchased
	(cost $1,500)	$3,453

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Long Put Future Option Contract - 0.0%
	U.S. 10 Year Note Option
2	Expiration: May, 2010, Exercise Price:
	$116.00	$281
	U.S. Long Bond Option
2	Expiration: May, 2010, Exercise Price:
	$113.00	63
		344

	Total put options purchased
	(cost $2,825)	$344

	Total long-term investments
	(cost $1,975,951)	$2,033,515

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.2%
	Investment Pools and Funds - 0.0%
	JP Morgan U.S. Government Money
–	Market Fund	$–
	State Street Bank U.S. Government
–	Money Market Fund	–
	Wells Fargo Advantage Government
–	Money Market Fund	–
		–
	Repurchase Agreements - 0.1%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/03/2010 in the amount of $940, collateralized by U.S. Treasury Bond 5.25%, 2029, U.S. Treasury Note 0.88%, 2011, value of $967)
$940	0.18%, 04/30/2010	940
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $379, collateralized by U.S. Treasury Note 1.25% - 1.50%, 2010, value of $386)
379	0.18%, 04/30/2010	379

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.2% - (continued)
	Repurchase Agreements - 0.1% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $930, collateralized by U.S. Treasury Note 1.75% - 3.00%, 2014 - 2017, value of $948)
$929	0.19%, 04/30/2010		$929
			2,248
	U.S. Treasury Bills - 0.1%
2,125	0.15%, 07/15/2010□○		2,125

	Total short-term investments
	(cost $4,373)		$4,373

	Total investments
	(cost $1,980,324) ▲	98.8%	$2,037,888
	Other assets and liabilities	1.2%	25,759
	Total net assets	100.0%	$2,063,647

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $1,996,827 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,917
Unrealized Depreciation	(21,856)
Net Unrealized Appreciation	$41,061

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
 Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $1,455, which represents 0.07% of total net assets.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2010.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
10 Year U.S. Treasury Note	1,000	Long	Jun 2010	$155

* The number of contracts does not omit 000's.

Θ	At April 30, 2010, these securities were designated to cover open call options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
U.S. 10 Year Note Option, $117.00, May, 2010	2,125	$2,623	$1,023	$(1,600)
U.S. 10 Year Note Option, $117.50, May, 2010	1,250	1,133	407	(726)
U.S. 5 Year Note Option, $116.00, May, 2010	1,000	375	161	(214)
		$4,131	$1,591	$(2,540)

* The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
10/2007	$1,496	Lehman XS Trust, 6.50%, 05/25/2037	$1,479
04/2007	$33	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	33

The aggregate value of these securities at April 30, 2010 was $669 which represents 0.03% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$2,124	$–	$669	$1,455
Call Options Purchased	3,453	3,453	–	–
Put Options Purchased	344	344	–	–
U.S. Government Agencies	181,406	–	181,406	–
U.S. Government Securities	1,846,188	275,479	1,570,709	–
Short-Term Investments	4,373	–	4,373	–
Total	$2,037,888	$279,276	$1,757,157	$1,455
Futures *	155	155	–	–
Total	$155	$155	$–	$–
Liabilities:
Written Options *	2,540	2,540	–	–
Total	$2,540	$2,540	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases*	Sales	Level 3	3	2010
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$303	†	$1,152	$—	$—	$—	$1,455
Total	$—	$—	$303		$1,152	$—	$—	$—	$1,455

*	Securities totaling $3,448 were acquired through fund merger. The market value of these securities on merger date was $1,152.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $234.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,980,324)	$2,037,888
Cash	2
Foreign currency on deposit with custodian (cost $9)	9
Receivables:
Investment securities sold	70,730
Fund shares sold	7,377
Dividends and interest	11,406
Variation margin	481
Other assets	299
Total assets	2,128,192
Liabilities:
Payables:
Investment securities purchased	53,587
Fund shares redeemed	5,925
Investment management fees	115
Dividends	140
Administrative fees	—
Distribution fees	102
Variation margin	80
Accrued expenses	238
Written options (proceeds $1,591)	4,131
Other liabilities	227
Total liabilities	64,545
Net assets	$2,063,647
Summary of Net Assets:
Capital stock and paid-in-capital	$2,004,410
Accumulated undistributed net investment income	1,192
Accumulated net realized gain on investments	2,866
Unrealized appreciation of investments	55,179
Net assets	$2,063,647

Shares authorized	690,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.59/$12.14
Shares outstanding	69,284
Net assets	$802,949
Class B: Net asset value per share	$11.49
Shares outstanding	9,394
Net assets	$107,952
Class C: Net asset value per share	$11.48
Shares outstanding	52,892
Net assets	$607,451
Class I: Net asset value per share	$11.65
Shares outstanding	17,879
Net assets	$208,353
Class L: Net asset value per share/Maximum offering price per share	$11.60/$12.15
Shares outstanding	2,095
Net assets	$24,297
Class R3: Net asset value per share	$11.55
Shares outstanding	1,639
Net assets	$18,944
Class R4: Net asset value per share	$11.60
Shares outstanding	676
Net assets	$7,840
Class R5: Net asset value per share	$11.63
Shares outstanding	111
Net assets	$1,292
Class Y: Net asset value per share	$11.64
Shares outstanding	24,440
Net assets	$284,569

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$20,405
Less: Foreign tax withheld	(1)
Total investment income	20,404
Expenses:
Investment management fees	4,535
Administrative services fees	16
Transfer agent fees	849
Distribution fees
Class A	883
Class B	498
Class C	2,712
Class L	11
Class R3	28
Class R4	6
Custodian fees	3
Accounting services fees	159
Registration and filing fees	97
Board of Directors' fees	12
Audit fees	15
Other expenses	130
Total expenses (before waivers and fees paid indirectly)	9,954
Expense waivers	(167)
Custodian fee offset	—
Total waivers and fees paid indirectly	(167)
Total expenses, net	9,787
Net Investment Income	10,617
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	35,061
Net realized gain on futures	9,469
Net realized loss on written options	(2,356)
Net realized loss on forward foreign currency contracts	(1,064)
Net Realized Gain on Investments and Other Financial Instruments	41,110
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	8,121
Net unrealized appreciation of futures	112
Net unrealized depreciation of written options	(2,514)
Net unrealized appreciation of forward foreign currency contracts	654
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	6,373
Net Gain on Investments and Other Finanical Instruments	47,483
Net Increase in Net Assets Resulting from Operations	$58,100

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$10,617	$4,595
Net realized gain on investments and other financial instruments	41,110	12,506
Net unrealized appreciation of investments and other financial instruments	6,373	141,780
Net Increase In Net Assets Resulting From Operations	58,100	158,881
Distributions to Shareholders:
From net investment income
Class A	(5,551)	(2,454)
Class B	(495)	(368)
Class C	(2,607)	(1,322)
Class I	(1,569)	(375)
Class L	(79)	—
Class R3	(67)	(7)
Class R4	(36)	(4)
Class R5	(6)	(1)
Class Y	(1,920)	(1,001)
From net realized gain on investments
Class A	(3,745)	—
Class B	(580)	—
Class C	(2,947)	—
Class I	(874)	—
Class R3	(38)	—
Class R4	(20)	—
Class R5	(2)	—
Class Y	(995)	—
Total distributions	(21,531)	(5,532)
Capital Share Transactions:
Class A	180,431 *	236,750
Class B	10,098 †	7,786
Class C	133,537 ‡	176,476
Class I	67,120	101,702
Class L	23,725 §	—
Class R3	13,277	4,939
Class R4	4,946	2,575
Class R5	1,018	212
Class Y	113,285 **	5,207
Net increase from capital share transactions	547,437	535,647
Net Increase In Net Assets	584,006	688,996
Net Assets:
Beginning of period	1,479,641	790,645
End of period	$2,063,647	$1,479,641
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,192	$2,905
*	Includes merger activity in the amount of $79,889.
†	Includes merger activity in the amount of $16,518.
‡	Includes merger activity in the amount of $24,193.
§	Includes merger activity in the amount of $24,389.
**	Includes merger activity in the amount of $59,682.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class L shares are sold with a sales charge of up to 4.50%. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

10

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

11

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
 Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
 Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

12

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 10% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	155
Interest rate contracts	Investments in securities, at value (Purchased Options), Market Value	3,797
Interest rate contracts			Written Options, Market Value	4,131

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$(2,356)	$2,106	$9,469	$—	$—	$9,219
Foreign exchange contracts	—	—	—	(1,064)	—	(1,064)
Total	$(2,356)	$2,106	$9,469	$(1,064)	$—	$8,155

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	(2,514)	(299)	112	—	—	$(2,701)
Foreign exchange contracts	—	—	—	654	—	654
Total	$(2,514)	$(299)	$112	$654	$—	$(2,047)

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2010. Transactions involving written option contracts during the six-month period ended April 30, 2010, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2010
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	1,374	$60
Written	32,236	8,295
Expired	(5,500)	(842)
Closed	(23,735)	(5,922)
Exercised	—	—
End of Period	4,375	$1,591

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	39,888	14,294
Expired	—	—
Closed	(39,888)	(14,294)
Exercised	—	—
End of Period	—	$—

* The number of contracts does not omit 000's.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$5,319	$40,029

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$11,813
Unrealized Appreciation *	37,602
Total Accumulated Earnings	$49,415

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,127
Accumulated Net Realized Loss	(1,070)
Paid-in-Capital	(57)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2009.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $ 10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	0.65%	0.90%	1.25%	1.00%	0.81%	0.65%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April		October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010		2009	2008	2007		2006		2005
Class A Shares	0.90%		0.85%	0.85%	0.85%		0.95%		0.95%
Class B Shares	1.65		1.60	1.60	1.60		1.70		1.70
Class C Shares	1.65		1.60	1.60	1.60		1.70		1.70
Class I Shares	0.65		0.60	0.60	0.58		0.70	*
Class L Shares	0.79	†
Class R3 Shares	1.25		1.25	1.25	1.23	‡
Class R4 Shares	0.98		1.00	1.00	0.99	‡
Class R5 Shares	0.69		0.76	0.70	0.72	‡
Class Y Shares	0.56		0.59	0.60	0.56		0.68		0.68

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From February 19, 2010 (commencement of operations), through April 30, 2010.
‡ From December 22, 2006 (commencement of operations), through October 31, 2007.

18

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $3,482 and contingent deferred sales charges of $215 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $56. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $830 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$366,350
Sales Proceeds Excluding U.S. Government Obligations	177,320
Cost of Purchases for U.S. Government Obligations	2,963,109
Sales Proceeds for U.S. Government Obligations	2,499,001

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	20,058	714	(11,962)	7,058	15,868	42,591	190	(20,853)	—	21,928
Amount	$228,675	$8,178	$(136,311)	$79,889	$180,431	$458,293	$2,018	$(223,561)	$—	$236,750
Class B
Shares	305	76	(950)	1,471	902	2,833	28	(2,137)	—	724
Amount	$3,450	$865	$(10,735)	$16,518	$10,098	$30,124	$289	$(22,627)	$—	$7,786
Class C
Shares	14,730	370	(5,438)	2,156	11,818	23,968	89	(7,728)	—	16,329
Amount	$166,559	$4,195	$(61,410)	$24,193	$133,537	$257,766	$933	$(82,223)	$—	$176,476
Class I
Shares	9,815	136	(4,110)	—	5,841	13,345	25	(4,098)	—	9,272
Amount	$112,634	$1,564	$(47,078)	$—	$67,120	$145,997	$266	$(44,561)	$—	$101,702
Class L
Shares	2	6	(68)	2,155	2,095	—	—	—	—	—
Amount	$39	$71	$(774)	$24,389	$23,725	$—	$—	$—	$—	$—
Class R3
Shares	1,224	9	(66)	—	1,167	537	1	(88)	—	450
Amount	$13,924	$105	$(752)	$—	$13,277	$5,902	$7	$(970)	$—	$4,939
Class R4
Shares	474	5	(45)	—	434	253	—	(13)	—	240
Amount	$5,401	$57	$(512)	$—	$4,946	$2,717	$4	$(146)	$—	$2,575
Class R5
Shares	129	1	(42)	—	88	28	—	(8)	—	20
Amount	$1,483	$8	$(473)	$—	$1,018	$304	$1	$(93)	$—	$212
Class Y
Shares	5,862	251	(1,409)	5,249	9,953	3,778	95	(3,497)	—	376
Amount	$66,876	$2,888	$(16,161)	$59,682	$113,285	$41,289	$998	$(37,080)	$—	$5,207

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	108	$1,237
For the Year Ended October 31, 2009	125	$1,341

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Fund Merger:

Reorganization of The Hartford U.S. Government Securities Fund into The Hartford Inflation Plus Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of The Hartford Mutual Funds II, The Hartford

20

U.S. Government Securities Fund (“Target Fund”), into a series of the Company, The Hartford Inflation Plus Fund (“Acquiring Fund”) (the “Reorganization”). The reorganization did not require shareholder approval by the shareholders of The Hartford U.S. Government Securities Fund or The Hartford Inflation Plus Fund.

Pursuant to the Reorganization Agreement, on February 19, 2010, each holder of Class A, Class B, Class C, Class L and Class Y shares of The Hartford U.S. Government Securities Fund became the owner of full and fractional shares of the corresponding class in The Hartford Inflation Plus Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

					Net assets of
			Acquiring Fund	Net assets of	Acquiring
	Net assets of Target		shares issued to the	Acquiring Fund	Fund
	Fund on Merger	Target Fund shares	Target Fund's	immediately before	immediately
	Date	exchanged	shareholders	merger	after merger

Class A	$79,889	9,122	7,058	$709,736	$789,625
Class B	16,518	1,897	1,471	93,492	110,010
Class C	24,193	2,778	2,156	558,639	582,832
Class I	N/A	N/A	N/A	199,029	199,029
Class L	24,389	2,789	2,155	N/A	24,389
Class R3	N/A	N/A	N/A	11,826	11,826
Class R4	N/A	N/A	N/A	5,980	5,980
Class R5	N/A	N/A	N/A	1,232	1,232
Class Y	59,682	6,804	5,249	181,400	241,082
Total	$204,671	23,390	18,089	$1,761,334	$1,966,005

The Hartford U.S. Government Securities Fund had the following unrealized depreciation, accumulated net realized losses and  capital stock as of February 19, 2010:

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock
Target Fund	$(4,662)	$(21,725)	$231,058

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Funds, The Hartford Inflation Plus Fund’s pro forma results of operations for the six-month period ended April 30, 2010, are as follows:

			Net increase in net assets
Fund	Net Investment Income	Net gain on investments	resulting from operations
Acquiring Fund	$12,596	$44,087	$56,683

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford U.S. Government Securities Fund that have been included in The Hartford Inflation Plus Fund’s Statement of Operations since February 19, 2010.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

21

The Hartford Inflation Plus Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$11.39	$0.08	$–	$0.28	$0.36	$(0.09)	$(0.07)	$–	$(0.16)	$0.20	$11.59
B	11.30	0.03	–	0.28	0.31	(0.05)	(0.07)	–	(0.12)	0.19	11.49
C	11.29	0.03	–	0.28	0.31	(0.05)	(0.07)	–	(0.12)	0.19	11.48
I	11.45	0.09	–	0.28	0.37	(0.10)	(0.07)	–	(0.17)	0.20	11.65
L(H)	11.32	0.07	–	0.25	0.32	(0.04)	–	–	(0.04)	0.28	11.60
R3	11.36	0.06	–	0.27	0.33	(0.07)	(0.07)	–	(0.14)	0.19	11.55
R4	11.40	0.07	–	0.28	0.35	(0.08)	(0.07)	–	(0.15)	0.20	11.60
R5	11.42	0.09	–	0.29	0.38	(0.10)	(0.07)	–	(0.17)	0.21	11.63
Y	11.43	0.11	–	0.27	0.38	(0.10)	(0.07)	–	(0.17)	0.21	11.64

For the Year Ended October 31, 2009 (E)
A	9.78	0.09	–	1.59	1.68	(0.07)	–	–	(0.07)	1.61	11.39
B	9.76	(0.07)	–	1.66	1.59	(0.05)	–	–	(0.05)	1.54	11.30
C	9.75	(0.01)	–	1.60	1.59	(0.05)	–	–	(0.05)	1.54	11.29
I	9.81	0.19	–	1.52	1.71	(0.07)	–	–	(0.07)	1.64	11.45
R3	9.78	0.26	–	1.38	1.64	(0.06)	–	–	(0.06)	1.58	11.36
R4	9.79	0.30	–	1.37	1.67	(0.06)	–	–	(0.06)	1.61	11.40
R5	9.80	0.30	–	1.39	1.69	(0.07)	–	–	(0.07)	1.62	11.42
Y	9.80	0.02	–	1.68	1.70	(0.07)	–	–	(0.07)	1.63	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	–	(0.87)	(0.27)	(0.61)	–	–	(0.61)	(0.88)	9.78
B	10.64	0.53	–	(0.88)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.76
C	10.63	0.52	–	(0.87)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.75
I	10.68	0.62	–	(0.85)	(0.23)	(0.64)	–	–	(0.64)	(0.87)	9.81
R3	10.67	0.53	–	(0.85)	(0.32)	(0.57)	–	–	(0.57)	(0.89)	9.78
R4	10.67	0.57	–	(0.86)	(0.29)	(0.59)	–	–	(0.59)	(0.88)	9.79
R5	10.68	0.58	–	(0.83)	(0.25)	(0.63)	–	–	(0.63)	(0.88)	9.80
Y	10.69	0.66	–	(0.91)	(0.25)	(0.64)	–	–	(0.64)	(0.89)	9.80

For the Year Ended October 31, 2007
A	10.44	0.39	–	0.21	0.60	(0.38)	–	–	(0.38)	0.22	10.66
B	10.45	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.64
C	10.44	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.63
I	10.44	0.31	–	0.32	0.63	(0.39)	–	–	(0.39)	0.24	10.68
R3(I)	10.41	0.39	–	0.22	0.61	(0.35)	–	–	(0.35)	0.26	10.67
R4(I)	10.41	0.41	–	0.22	0.63	(0.37)	–	–	(0.37)	0.26	10.67
R5(I)	10.41	0.43	–	0.22	0.65	(0.38)	–	–	(0.38)	0.27	10.68
Y	10.45	0.38	–	0.26	0.64	(0.40)	–	–	(0.40)	0.24	10.69

For the Year Ended October 31, 2006
A	10.67	0.49	–	(0.26)	0.23	(0.43)	(0.03)	–	(0.46)	(0.23)	10.44
B	10.68	0.40	–	(0.25)	0.15	(0.35)	(0.03)	–	(0.38)	(0.23)	10.45
C	10.67	0.40	–	(0.25)	0.15	(0.35)	(0.03)	–	(0.38)	(0.23)	10.44
I(J)	10.48	0.05	–	(0.05)	–	(0.04)	–	–	(0.04)	(0.04)	10.44
Y	10.68	0.51	–	(0.25)	0.26	(0.46)	(0.03)	–	(0.49)	(0.23)	10.45

For the Year Ended October 31, 2005
A	10.95	0.41	–	(0.18)	0.23	(0.42)	(0.09)	–	(0.51)	(0.28)	10.67
B	10.96	0.33	–	(0.18)	0.15	(0.34)	(0.09)	–	(0.43)	(0.28)	10.68
C	10.96	0.33	–	(0.19)	0.14	(0.34)	(0.09)	–	(0.43)	(0.29)	10.67
Y	10.97	0.47	–	(0.22)	0.25	(0.45)	(0.09)	–	(0.54)	(0.29)	10.68
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 19, 2010.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

3.17	%(F)	$802,949	0.92	%(G)	0.90	%(G)	0.90	%(G)	1.39	%(G)	162%
2.79	(F)	107,952	1.71	(G)	1.65	(G)	1.65	(G)	0.54	(G)	–
2.79	(F)	607,451	1.65	(G)	1.65	(G)	1.65	(G)	0.62	(G)	–
3.26	(F)	208,353	0.70	(G)	0.65	(G)	0.65	(G)	1.64	(G)	–
2.81	(F)	24,297	0.80	(G)	0.79	(G)	0.79	(G)	3.23	(G)	–
2.94	(F)	18,944	1.29	(G)	1.25	(G)	1.25	(G)	1.10	(G)	–
3.13	(F)	7,840	0.98	(G)	0.98	(G)	0.98	(G)	1.31	(G)	–
3.33	(F)	1,292	0.69	(G)	0.69	(G)	0.69	(G)	1.52	(G)	–
3.38	(F)	284,569	0.56	(G)	0.56	(G)	0.56	(G)	1.95	(G)	–

17.20		608,161	0.96		0.85		0.85		0.89		145
16.30		95,935	1.75		1.60		1.60		(0.64)		–
16.32		463,764	1.69		1.60		1.60		(0.07)		–
17.53		137,773	0.74		0.60		0.60		1.92		–
16.78		5,355	1.38		1.25		1.25		2.73		–
17.14		2,758	1.02		1.00		1.00		3.07		–
17.30		258	0.76		0.76		0.76		2.91		–
17.44		165,637	0.59		0.59		0.59		0.16		–

(3.08)		307,863	1.01		0.91		0.85		5.60		437
(3.81)		75,789	1.80		1.66		1.60		4.82		–
(3.82)		241,305	1.75		1.66		1.60		4.86		–
(2.74)		27,135	0.75		0.65		0.60		5.28		–
(3.56)		216	1.43		1.30		1.25		5.63		–
(3.23)		17	1.12		1.06		1.00		5.29		–
(2.94)		28	0.75		0.75		0.70		4.92		–
(2.90)		138,292	0.65		0.65		0.60		5.85		–

5.86		184,558	1.22		1.03		0.85		3.09		608
5.05		68,593	2.01		1.78		1.60		2.51		–
5.05		159,067	1.97		1.78		1.60		2.31		–
6.22		3,501	0.71		0.61		0.58		2.85		–
5.98	(F)	10	1.59	(G)	1.40	(G)	1.23	(G)	4.36	(G)	–
6.15	(F)	10	1.28	(G)	1.15	(G)	0.99	(G)	4.61	(G)	–
6.42	(F)	11	0.99	(G)	0.89	(G)	0.72	(G)	4.86	(G)	–
6.23		164,155	0.82		0.72		0.56		3.71		–

2.29		282,362	1.02		0.95		0.95		4.50		193
1.51		92,340	1.82		1.70		1.70		3.76		–
1.51		247,091	1.78		1.70		1.70		3.72		–
0.04	(F)	18	0.98	(G)	0.70	(G)	0.70	(G)	4.43	(G)	–
2.58		140,796	0.68		0.68		0.68		5.05		–

2.10		414,778	1.00		0.95		0.95		3.88		71
1.33		119,302	1.81		1.70		1.70		3.09		–
1.24		373,750	1.76		1.70		1.70		3.12		–
2.29		95,947	0.68		0.68		0.68		4.42		–

23

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,031.70	$4.53	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class B	$1,000.00	$1,027.90	$8.30	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class C	$1,000.00	$1,027.90	$8.30	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class I	$1,000.00	$1,032.60	$3.28	$1,000.00	$1,021.57	$3.26	0.65	181	365
Class L	$1,000.00	$1,028.10	$1.56	$1,000.00	$1,008.05	$1.54	0.79	70	365
Class R3	$1,000.00	$1,029.40	$6.29	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class R4	$1,000.00	$1,031.30	$4.94	$1,000.00	$1,019.93	$4.91	0.98	181	365
Class R5	$1,000.00	$1,033.30	$3.48	$1,000.00	$1,021.37	$3.46	0.69	181	365
Class Y	$1,000.00	$1,033.80	$2.82	$1,000.00	$1,022.02	$2.81	0.56	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-IP10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford International Growth Fund

The Hartford International Growth Fund

The Hartford International Growth Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 4/30/01 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
International Growth A#	8.42%	34.47%	-0.63%	1.29%
International Growth A##		27.08%	-1.74%	0.66%
International Growth B#	8.03%	33.70%	-1.29%	NA*
International Growth B##		28.70%	-1.59%	NA*
International Growth C#	8.01%	33.54%	-1.37%	0.56%
International Growth C##		32.54%	-1.37%	0.56%
International Growth I#	8.62%	34.92%	-0.35%	1.45%
International Growth R3#	8.34%	34.05%	-0.72%	1.43%
International Growth R4#	8.63%	34.59%	-0.47%	1.58%
International Growth R5#	8.70%	35.01%	-0.26%	1.69%
International Growth Y#	8.90%	35.35%	-0.14%	1.76%
MSCI EAFE Growth Index	4.79%	36.81%	4.67%	3.37%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux	Matthew D. Hudson, CFA
Director, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 8.42%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmark, the MSCI EAFE Growth Index, which returned 4.79% for the same period. The Fund modestly underperformed the 8.63% return of the average fund in the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities posted positive results during the period, extending a rally that has continued uninterrupted for approximately a year. Throughout the period, extraordinary government measures helped to stabilize global economies and markets, and as the period progressed, investor confidence grew amid accommodative monetary policy, better-than-expected corporate earnings, and improving economic conditions, providing a favorable backdrop for equities. Within the benchmark, Information Technology (15%), Materials (13%), and Industrials (9%) gained the most during the period, while Telecommunication Services (-12%) and Financials (-5%) lagged.

The Fund’s outperformance during the six-month period ended April 20, 2010 relative to the MSCI EAFE Growth Index was primarily the result of strong security selection. Stock selection was strongest in Financials, Health Care, and Consumer Discretionary. This was partially offset by weaker selection in Industrials. Sector positioning, a residual of bottom-

2

up (i.e. stock by stock fundamental research) stock selection, also contributed positively to benchmark-relative results during the period, primarily due to the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to Information Technology and underweight exposure to Telecommunication Services.

Top contributors to the Fund’s relative performance were ARM Holdings (Information Technology), Telefonica (Telecommunication Services), and Ctrip.com (Consumer Discretionary). Shares of ARM Holdings, which designs microprocessors, physical library solutions (physical IP), and related technology and software, moved higher after the company reported better-than-expected earnings due to strong demand for smartphones. Telefonica, a telecommunications company operating in Spain, Europe, and Latin America, saw its shares fall on continued concerns over demand growth in Spain. The Fund benefited on a relative basis by being underweight (i.e. the Fund’s sector position was less than the benchmark position) the stock. We eliminated the Fund’s small position in Telefonica during the period. Ctrip.com is the leading travel service provider in China, with an established network of hotel operators. Shares rose as the company benefited from the industry’s expansion and a faster-than-expected pace of consumer spending growth on travel. BHP Billiton (Materials) contributed positively to the Fund’s absolute performance.

Toll Holdings (Industrials), Club Mediterranee (Consumer Discretionary), and Banco Santander (Financials) were the main detractors from benchmark-relative and absolute performance during the period. Australia-based transport and logistics provider Toll Holdings saw its shares fall after the company reported disappointing revenue and earnings results, due to a difficult trading environment for the logistics sector. Shares of Club Mediterranee, a French resort operator, declined as the company posted a loss for the 2009 fiscal year. Despite mostly in-line fourth quarter and full year results, shares of Spanish bank holding company Banco Santander fell amid the broader financial sector decline as concerns over Greece’s sovereign debt triggered doubts about Spain’s fiscal sustainability. We eliminated the holding during period.

What is the outlook?

Global economies continued the healing process during the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to seek globally competitive growth companies within industries with improving fundamentals.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Industrials was the Fund’s largest absolute weight and largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Information Technology and Consumer Discretionary. The Fund held less-than-benchmark weights in the Consumer Staples, Telecommunication Services, and Financials sectors at the end of the period.

Diversification by Industry
as of April 30, 2010

Percentage of Net
Industry (Sector)	Assets
Automobiles & Components (Consumer Discretionary)	1.9%
Banks (Financials)	9.1
Capital Goods (Industrials)	11.8
Commercial & Professional Services (Industrials)	0.6
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	3.8
Diversified Financials (Financials)	0.7
Energy (Energy)	3.2
Food & Staples Retailing (Consumer Staples)	1.5
Food, Beverage & Tobacco (Consumer Staples)	5.1
Health Care Equipment & Services (Health Care)	2.3
Household & Personal Products (Consumer Staples)	3.3
Insurance (Financials)	2.7
Materials (Materials)	13.0
Media (Consumer Discretionary)	3.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.8
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	3.2
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	4.6
Technology Hardware & Equipment (Information Technology)	4.0
Telecommunication Services (Services)	1.3
Transportation (Industrials)	5.8
Utilities (Utilities)	1.5
Short-Term Investments	0.8
Other Assets and Liabilities	1.0
Total	100.0%

Diversification by Country
as of April 30, 2010

Percentage of
Country	Net Assets
Australia	4.2%
Austria	1.3
Brazil	2.0
Canada	6.8
China	2.8
Denmark	1.4
France	11.8
Germany	4.9
Hong Kong	2.9
India	0.7
Indonesia	0.5
Israel	2.5
Japan	10.7
Luxembourg	2.0
Mexico	0.9
Netherlands	0.7
Philippines	0.5
Portugal	0.5
Singapore	2.0
Spain	2.8
Sweden	0.8
Switzerland	8.3
Taiwan	1.2
Thailand	0.5
Turkey	1.1
United Kingdom	22.1
United States	2.3
Short-Term Investments	0.8
Other Assets and Liabilities	1.0
Total	100.0%

3

The Hartford International Growth Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4%
	Australia - 4.2%
134	BHP Billiton Ltd.	$4,906
440	Toll Holdings Ltd.	2,873
		7,779
	Austria - 1.3%
24	Andritz AG	1,496
26	Voestalpine AG	958
		2,454
	Brazil - 1.2%
63	Companhia Energetica de Minas Gerais	1,002
78	Hypermarcas S.A. ●	1,064
		2,066
	Canada - 6.8%
56	Barrick Gold Corp.	2,452
137	CAE, Inc.	1,255
65	CGI Group, Inc. Class A ●	966
136	Methanex Corp.	3,174
21	Petrobank Energy and Resources Ltd. ●	1,054
15	Potash Corp. of Saskatchewan, Inc.	1,649
36	SNC-Lavalin Group, Inc.	1,796
		12,346
	China - 2.8%
83	Ctrip.com International Ltd. ADR ●	3,026
437	Shandong Weigao Group Medical Polymer
	Co., Ltd.	2,027
		5,053
	Denmark - 1.4%
78	DSV A/S	1,393
17	Vestas Wind Systems A/S ●	1,043
		2,436
	France - 11.8%
334	Alcatel S.A.	1,066
20	Carrefour S.A.	960
37	Cie Generale d'Optique Essilor International
	S.A.	2,265
143	Club Mediterranee ●	2,401
32	Compagnie Generale de Geophysique-Veritas ●	954
22	Groupe Danone	1,309
14	Neopost S.A.	1,146
7	Pinault-Printemps-Redoute S.A.	993
77	Publicis Groupe	3,414
124	Safran S.A.	3,141
13	Sanofi-Aventis S.A. ●	903
9	Schneider Electric S.A.	1,017
12	Vallourec	2,473
		22,042
	Germany - 4.9%
25	Adidas-Salomon AG	1,485
26	BASF SE	1,520
22	Beiersdorf AG	1,270
41	Daimler AG	2,117
111	Qiagen N.V. ●	2,550
		8,942
	Hong Kong - 2.9%
557	AAC Acoustic Technologies	916
132	Esprit Holdings Ltd.	947
957	Skyworth Digital Holdings Ltd.	864
73	Sun Hung Kai Properties Ltd.	1,011
1,801	Xtep International Holdings Ltd.	1,371
		5,109
	India - 0.7%
9	HDFC Bank Ltd. ADR	1,282

	Indonesia - 0.5%
1,501	Bank Central Asia PT	899

	Israel - 2.5%
34	Check Point Software Technologies Ltd. ADR ●	1,223
61	Teva Pharmaceutical Industries Ltd. ADR	3,574
		4,797
	Japan - 10.7%
82	Bridgestone Corp.	1,363
31	Canon, Inc.	1,421
96	Daiichi Sankyo Co., Ltd.	1,669
43	Eisai Co., Ltd.	1,479
6	Fast Retailing Co., Ltd.	879
433	Hino Motors Ltd.	2,178
46	Makita Corp.	1,434
76	Mitsubishi Corp.	1,801
120	Mitsui & Co., Ltd.	1,798
78	Mori Seiki Co., Ltd.	936
24	Point, Inc.	1,536
36	Softbank Corp.	808
40	Sony Corp.	1,358
69	Yusen Air & Sea Service Co., Ltd.	1,045
		19,705
	Luxembourg - 2.0%
23	Oriflame Cosmetics S.A. ADR	1,298
102	SES Global S.A.	2,333
		3,631
	Mexico - 0.9%
32	America Movil S.A. de C.V. ADR	1,658

	Netherlands - 0.7%
40	TNT N.V.	1,229

	Philippines - 0.5%
758	Metropolitan Bank and Trust	904

	Portugal - 0.5%
90	Jeronimo Martins	932

	Singapore - 2.0%
681	Indofood Agri Resources Ltd. ●	1,166
392	Oversea-Chinese Banking Corp., Ltd.	2,488
		3,654
	Spain - 2.8%
81	Almirall S.A.	875
26	Industria de Diseno Textil S.A.	1,597
35	Red Electrica Corporacion S.A.	1,658
16	Tecnicas Reunidas S.A.	942
		5,072
	Sweden - 0.8%
130	Telefonaktiebolaget LM Ericsson ADR	1,496

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Switzerland – 8.3%
35	Bank Sarasin & Cie AG		$1,351
38	Kuehne & Nagel International AG		3,993
35	Novartis AG		1,763
15	Roche Holding AG		2,369
126	STMicroelectronics N.V.		1,162
146	Temenos Group AG ●		3,976
3	Zurich Financial Services AG		570
			15,184
	Taiwan - 1.2%
402	Delta Electronics, Inc.		1,332
53	MediaTek, Inc.		900
			2,232
	Thailand - 0.5%
1,624	Bank of Ayudhya plc		974

	Turkey - 1.1%
218	Akbank T.A.S		1,093
16	Bim Birlesik Magazalar AS		911
			2,004
	United Kingdom - 22.1%
150	Admiral Group plc		3,018
128	Antofagasta		1,942
752	Arm Holdings plc		2,900
21	AstraZeneca plc		935
119	Babcock International Group plc		1,062
86	BAE Systems plc		452
445	Barclays Bank plc		2,288
72	BG Group plc		1,223
46	British American Tobacco plc		1,433
188	Compass Group plc		1,525
96	Imperial Tobacco Group plc		2,738
191	Lancashire Holdings Ltd.		1,355
510	Logica plc		1,067
44	Reckitt Benckiser Group plc		2,301
88	Rio Tinto plc		4,575
250	Rolls-Royce Group plc		2,199
197	Standard Chartered plc		5,263
46	Unilever plc		1,376
161	Xstrata plc		2,633
			40,285
	United States - 2.3%
39	Cental Euro Distribution Corp. ●		1,351
47	Frontline, Ltd.		1,714
31	Open Text Corp. ●		1,313
			4,378
	Total common stocks
	(cost $164,893)		$178,543

PREFERRED STOCKS - 0.8%
	Brazil - 0.8%
67	Banco Itau Holding		$1,445

	Total preferred stocks
	(cost $961)		$1,445

	Total long-term investments
	(cost $165,854)		$179,988

SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.8%

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $154, collateralized by FHLMC 4.00% - 7.50%, 2012 - 2040, FNMA 4.00% - 6.50%, 2010 - 2040, value of $157)

$154	0.20%, 04/30/2010		$154
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $573,collateralized by FNMA 3.50% - 9.00%, 2013 - 2048, value of $584)
573	0.20%, 04/30/2010		573
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $177, collateralized by FHLMC 6.00% - 6.50%, 2038, value of $180)
177	0.20%, 04/30/2010		177

Morgan Stanley & Co., Inc. TriParty Joint Repurchase Agreement (maturing on  05/03/2010 in the amount of $358, collateralized by FHLMC 4.00% - 6.50%, 2017 - 2040, FNMA 3.50% - 6.50%, 2018 - 2040, value of $366)

358	0.19%, 04/30/2010		358
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/03/2010 in the amount of $2, collateralized by U.S. Treasury Bond 7.63%, 2022, value of $3)
2	0.18%, 04/30/2010		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $209, collateralized by U.S. Treasury Note 3.00%, 2017, value of $214)
209	0.20%, 04/30/2010		209
			1,473
	Total short-term investments
	(cost $1,473)		$1,473

	Total investments
	(cost $167,327) ▲	99.0%	$181,461
	Other assets and liabilities	1.0%	1,837
	Total net assets	100.0%	$183,298
The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.9% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $171,453 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,568
Unrealized Depreciation	(8,560)
Net Unrealized Appreciation	$10,008

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Euro (Sell)	$12,405	$12,560	08/12/10	$155
Japanese Yen (Sell)	6,399	6,441	07/13/10	42
				$197

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at April 30, 2010

Percentage of
Description	Net Assets
Australian Dollar	4.2%
Brazilian Real	2.0
British Pound	22.1
Canadian Dollar	4.6
Danish Kroner	1.4
Euro	23.9
Hong Kong Dollar	4.0
Indonesian New Rupiah	0.5
Japanese Yen	10.7
Norwegian Krone	0.9
Philippine Peso	0.5
Singapore Dollar	2.0
Swedish Krona	0.7
Swiss Franc	7.7
Taiwanese Dollar	1.2
Thai Bhat	0.5
Turkish New Lira	1.1
United States Dollar	11.0
Other Assets and Liabilities	1.0
Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Australia	$7,779	$–	$7,779	$–
Austria	2,454	–	2,454	–
Brazil	2,066	2,066	–	–
Canada	12,346	12,346	–	–
China	5,053	3,026	2,027	–
Denmark	2,436	–	2,436	–
France	22,042	–	22,042	–
Germany	8,942	–	8,942	–
Hong Kong	5,109	–	5,109	–
India	1,282	1,282	–	–
Indonesia	899	–	899	–
Israel	4,797	4,797	–	–
Japan	19,705	–	19,705	–
Luxembourg	3,631	–	3,631	–
Mexico	1,658	1,658	–	–
Netherlands	1,229	–	1,229	–
Philippines	904	904	–	–
Portugal	932	–	932	–
Singapore	3,654	–	3,654	–
Spain	5,072	–	5,072	–
Sweden	1,496	1,496	–	–
Switzerland	15,184	–	15,184	–
Taiwan	2,232	–	2,232	–
Thailand	974	974	–	–
Turkey	2,004	–	2,004	–
United Kingdom	40,285	4,575	35,710	–
United States	4,378	2,664	1,714	–
Total	178,543	35,788	142,755	–
Preferred Stocks	1,445	1,445	–	–
Short-Term Investments	1,473	–	1,473	–
Total	$181,461	$37,233	$144,228	$–
Forward Foreign Currency Contracts*	197	–	197	–
Total	$197	$–	$197	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $167,327)	$181,461
Cash	—
Foreign currency on deposit with custodian (cost $68)	68
Unrealized appreciation on forward foreign currency contracts	197
Receivables:
Investment securities sold	1,887
Fund shares sold	137
Dividends and interest	941
Other assets	109
Total assets	184,800
Liabilities:
Payables:
Investment securities purchased	823
Fund shares redeemed	494
Investment management fees	18
Administrative fees	—
Distribution fees	8
Accrued expenses	159
Total liabilities	1,502
Net assets	$183,298
Summary of Net Assets:
Capital stock and paid-in-capital	$464,063
Accumulated undistributed net investment income	631
Accumulated net realized loss on investments and foreign currency transactions	(295,746)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	14,350
Net assets	$183,298

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.52 /$9.02
Shares outstanding	15,872
Net assets	$135,311
Class B: Net asset value per share	$7.98
Shares outstanding	2,071
Net assets	$16,533
Class C: Net asset value per share	$7.98
Shares outstanding	2,435
Net assets	$19,444
Class I: Net asset value per share	$8.44
Shares outstanding	849
Net assets	$7,169
Class R3: Net asset value per share	$8.61
Shares outstanding	62
Net assets	$532
Class R4: Net asset value per share	$8.68
Shares outstanding	28
Net assets	$247
Class R5: Net asset value per share	$8.75
Shares outstanding	11
Net assets	$98
Class Y: Net asset value per share	$8.78
Shares outstanding	451
Net assets	$3,964

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,518
Interest	2
Less: Foreign tax withheld	(219)
Total investment income	2,301

Expenses:
Investment management fees	885
Administrative services fees	1
Transfer agent fees	371
Distribution fees
Class A	177
Class B	87
Class C	101
Class R3	1
Class R4	—
Custodian fees	31
Accounting services fees	18
Registration and filing fees	50
Board of Directors' fees	5
Audit fees	8
Other expenses	90
Total expenses (before waivers and fees paid indirectly)	1,825
Expense waivers	(58)
Transfer agent fee waivers	(93)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(154)
Total expenses, net	1,671
Net Investment Income	630
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	13,054
Net realized gain on forward foreign currency contracts	195
Net realized loss on other foreign currency transactions	(114)
Net Realized Gain on Investments and Foreign Currency Transactions	13,135
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,561
Net unrealized appreciation of forward foreign currency contracts	204
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,764
Net Gain on Investments and Foreign Currency Transactions	15,899
Net Increase in Net Assets Resulting from Operations	$16,529

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$630	$3,544
Net realized gain (loss) on investments and foreign currency transactions	13,135	(51,765)
Net unrealized appreciation of investments and foreign currency transactions	2,764	74,147
Net Increase In Net Assets Resulting From Operations	16,529	25,926
Distributions to Shareholders:
From net investment income
Class A	(2,554)	—
Class B	(268)	—
Class C	(248)	—
Class I	(310)	(457)
Class R3	(8)	—
Class R4	(5)	(1)
Class R5	—	—
Class Y	(93)	(47)
Total distributions	(3,486)	(505)
Capital Share Transactions:
Class A	(15,505)	(58,136)
Class B	(2,171)	(3,461)
Class C	(2,012)	(6,175)
Class I	(6,731)	(82,255)
Class R3	109	74
Class R4	(72)	131
Class R5	95	1
Class Y	(2,827)	(42,949)
Net decrease from capital share transactions	(29,114)	(192,770)
Net Decrease In Net Assets	(16,071)	(167,349)
Net Assets:
Beginning of period	199,369	366,718
End of period	$183,298	$199,369
Accumulated undistributed (distribution in excess of) net investment income (loss)	$631	$3,487

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

11

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management

12

judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$197

The ratio of forward foreign currency contracts market value to net assets as of April 30, 2010, was 8.51%, compared to the six-month period average ratio of 3.14%. The volume of other derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$195	$—	$195
Total	$—	$—	$—	$195	$—	$195

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	204	—	$204
Total	$—	$—	$—	$204	$—	$204

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$505	$46,092
Long-Term Capital Gains *	—	34,640

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,482
Accumulated Capital Losses *	(304,755)
Unrealized Appreciation †	7,465
Total Accumulated Deficit	$(293,808)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(64)
Accumulated Net Realized Gain	64

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$194,181
2017	110,574
Total	$304,755

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

16

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.60%	1.37%	1.47%	1.48%		1.56%		1.53%
Class B Shares	2.35	1.80	2.24	2.32		2.26		2.28
Class C Shares	2.35	2.15	2.20	2.19		2.31		2.28
Class I Shares	1.24	0.93	1.02	1.09		1.35	*
Class R3 Shares	1.85	1.83	1.85	1.83	†
Class R4 Shares	1.53	1.38	1.46	1.45	†
Class R5 Shares	1.25	1.23	1.08	1.16	†
Class Y Shares	1.10	0.94	0.98	1.01		1.12		1.13

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $168 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the

18

Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $289 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment	Total Return Excluding
	from Affiliate for SEC	Payment from Affiliate
	Settlement for the Year	for the Year Ended
	Ended October 31, 2007	October 31, 2007
Class A	-%	39.31%
Class B	-	38.11
Class C	-	38.27
Class I	-	39.73
Class Y	-	40.01

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	11

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$108,407
Sales Proceeds Excluding U.S. Government Obligations	138,277

19

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares

Class A
Shares	836	300	(2,962)	—	(1,826)	4,066	—	(12,092)	—	(8,026)
Amount	$7,148	$2,489	$(25,142)	$—	$(15,505)	$26,887	$—	$(85,023)	$—	$(58,136)
Class B
Shares	20	33	(324)	—	(271)	284	—	(829)	—	(545)
Amount	$158	$259	$(2,588)	$—	$(2,171)	$1,744	$—	$(5,205)	$—	$(3,461)
Class C
Shares	116	30	(400)	—	(254)	428	—	(1,442)	—	(1,014)
Amount	$924	$235	$(3,171)	$—	$(2,012)	$2,686	$—	$(8,861)	$—	$(6,175)
Class I
Shares	107	17	(928)	—	(804)	4,558	71	(15,238)	—	(10,609)
Amount	$891	$141	$(7,763)	$—	$(6,731)	$29,459	$458	$(112,172)	$—	$(82,255)
Class R3
Shares	22	1	(10)	—	13	47	—	(39)	—	8
Amount	$192	$8	$(91)	$—	$109	$344	$—	$(270)	$—	$74
Class R4
Shares	8	1	(18)	—	(9)	35	—	(17)	—	18
Amount	$75	$5	$(152)	$—	$(72)	$233	$1	$(103)	$—	$131
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$95	$—	$—	$—	$95	$1	$—	$—	$—	$1
Class Y
Shares	24	11	(356)	—	(321)	588	7	(7,258)	—	(6,663)
Amount	$207	$93	$(3,127)	$—	$(2,827)	$3,905	$47	$(46,901)	$—	$(42,949)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	59	$511
For the Year Ended October 31, 2009	89	$606

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

20

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

21

The Hartford International Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)

A	$8.00	$0.03	$–	$0.64	$0.67	$(0.15)	$–	$–	$(0.15)	$0.52	$8.52
B	7.50	–	–	0.60	0.60	(0.12)	–	–	(0.12)	0.48	7.98
C	7.48	–	–	0.60	0.60	(0.10)	–	–	(0.10)	0.50	7.98
I	7.95	0.04	–	0.64	0.68	(0.19)	–	–	(0.19)	0.49	8.44
R3	8.08	0.03	–	0.64	0.67	(0.14)	–	–	(0.14)	0.53	8.61
R4	8.14	0.04	–	0.66	0.70	(0.16)	–	–	(0.16)	0.54	8.68
R5	8.21	0.09	–	0.62	0.71	(0.17)	–	–	(0.17)	0.54	8.75
Y	8.24	0.07	–	0.66	0.73	(0.19)	–	–	(0.19)	0.54	8.78

For the Year Ended October 31, 2009 (E)
A	7.07	0.08	–	0.85	0.93	–	–	–	–	0.93	8.00
B	6.65	0.05	–	0.80	0.85	–	–	–	–	0.85	7.50
C	6.66	0.02	–	0.80	0.82	–	–	–	–	0.82	7.48
I	7.04	0.13	–	0.82	0.95	(0.04)	–	–	(0.04)	0.91	7.95
R3	7.18	0.04	–	0.86	0.90	–	–	–	–	0.90	8.08
R4	7.23	0.07	–	0.86	0.93	(0.02)	–	–	(0.02)	0.91	8.14
R5	7.28	0.09	–	0.87	0.96	(0.03)	–	–	(0.03)	0.93	8.21
Y	7.30	0.10	–	0.88	0.98	(0.04)	–	–	(0.04)	0.94	8.24

For the Year Ended October 31, 2008 (E)
A	18.93	0.05	–	(9.50)	(9.45)	–	(2.41)	–	(2.41)	(11.86)	7.07
B	18.08	(0.05)	–	(8.97)	(9.02)	–	(2.41)	–	(2.41)	(11.43)	6.65
C	18.10	(0.05)	–	(8.98)	(9.03)	–	(2.41)	–	(2.41)	(11.44)	6.66
I	18.79	0.01	–	(9.35)	(9.34)	–	(2.41)	–	(2.41)	(11.75)	7.04
R3	19.24	0.01	–	(9.66)	(9.65)	–	(2.41)	–	(2.41)	(12.06)	7.18
R4	19.30	0.02	–	(9.68)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.23
R5	19.35	0.10	–	(9.76)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.28
Y	19.38	0.12	–	(9.79)	(9.67)	–	(2.41)	–	(2.41)	(12.08)	7.30

For the Year Ended October 31, 2007 (E)
A	14.93	0.02	–	5.35	5.37	(0.01)	(1.36)	–	(1.37)	4.00	18.93
B	14.42	(0.11)	–	5.13	5.02	–	(1.36)	–	(1.36)	3.66	18.08
C	14.42	(0.09)	–	5.13	5.04	–	(1.36)	–	(1.36)	3.68	18.10
I	14.94	(0.01)	–	5.40	5.39	(0.18)	(1.36)	–	(1.54)	3.85	18.79
R3 (I)	14.79	(0.02)	–	4.47	4.45	–	–	–	–	4.45	19.24
R4 (I)	14.79	0.03	–	4.48	4.51	–	–	–	–	4.51	19.30
R5 (I)	14.79	0.07	–	4.49	4.56	–	–	–	–	4.56	19.35
Y	15.17	0.02	–	5.55	5.57	–	(1.36)	–	(1.36)	4.21	19.38

For the Year Ended October 31, 2006 (E)
A	12.14	0.02	–	2.96	2.98	(0.05)	(0.14)	–	(0.19)	2.79	14.93
B	11.77	(0.08)	–	2.87	2.79	–	(0.14)	–	(0.14)	2.65	14.42
C	11.77	(0.09)	–	2.88	2.79	–	(0.14)	–	(0.14)	2.65	14.42
I(J)	14.34	(0.02)	–	0.62	0.60	–	–	–	–	0.60	14.94
Y	12.33	0.06	–	3.02	3.08	(0.10)	(0.14)	–	(0.24)	2.84	15.17

For the Year Ended October 31, 2005
A	11.59	0.07	–	0.48	0.55	–	–	–	–	0.55	12.14
B	11.32	(0.01)	–	0.46	0.45	–	–	–	–	0.45	11.77
C	11.32	(0.01)	–	0.46	0.45	–	–	–	–	0.45	11.77
Y	11.72	0.08	–	0.53	0.61	–	–	–	–	0.61	12.33
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

8.42	%(F)	$135,311	1.74	%(G)	1.60	%(G)	1.60	%(G)	0.75	%(G)	57%
8.03	(F)	16,533	2.71	(G)	2.35	(G)	2.35	(G)	0.00	(G)	–
8.01	(F)	19,444	2.46	(G)	2.35	(G)	2.35	(G)	0.01	(G)	–
8.62	(F)	7,169	1.24	(G)	1.24	(G)	1.24	(G)	0.95	(G)	–
8.34	(F)	532	1.93	(G)	1.85	(G)	1.85	(G)	0.60	(G)	–
8.63	(F)	247	1.53	(G)	1.53	(G)	1.53	(G)	0.87	(G)	–
8.70	(F)	98	1.32	(G)	1.25	(G)	1.25	(G)	2.50	(G)	–
8.90	(F)	3,964	1.10	(G)	1.10	(G)	1.10	(G)	1.57	(G)	–

13.15		141,506	1.83		1.39		1.39		1.20		392
12.78		17,558	2.89		1.82		1.82		0.74		–
12.31		20,105	2.54		2.17		2.17		0.38		–
13.59		13,136	1.75		0.95		0.95		1.95		–
12.53		395	2.06		1.85		1.85		0.57		–
12.96		305	1.51		1.40		1.40		1.00		–
13.29		7	1.44		1.25		1.25		1.31		–
13.52		6,357	1.05		0.96		0.96		1.35		–

(56.94)		181,826	1.48		1.48		1.48		0.36		359
(57.28)		19,208	2.39		2.25		2.25		(0.40)		–
(57.27)		24,658	2.21		2.21		2.21		(0.37)		–
(56.75)		86,331	1.03		1.03		1.03		0.13		–
(57.08)		293	1.89		1.85		1.85		0.09		–
(56.94)		139	1.47		1.47		1.47		0.15		–
(56.77)		6	1.08		1.08		1.08		0.76		–
(56.72)		54,257	0.99		0.99		0.99		0.92		–

39.31	(H)	431,193	1.49		1.49		1.49		0.14		242
38.11	(H)	51,577	2.36		2.33		2.33		(0.73)		–
38.27	(H)	65,982	2.20		2.20		2.20		(0.61)		–
39.73	(H)	3,543	1.12		1.12		1.12		(0.06)		–
30.09	(F)	15	1.83	(G)	1.83	(G)	1.83	(G)	(0.15	)(G)	–
30.49	(F)	13	1.46	(G)	1.46	(G)	1.46	(G)	0.25	(G)	–
30.83	(F)	13	1.17	(G)	1.17	(G)	1.17	(G)	0.51	(G)	–
40.01	(H)	76,429	1.03		1.03		1.03		0.17		–

24.85		213,186	1.70		1.60		1.60		0.12		165
23.95		33,252	2.56		2.30		2.30		(0.59)		–
23.95		43,336	2.40		2.35		2.35		(0.65)		–
4.18	(F)	10	1.53	(G)	1.35	(G)	1.35	(G)	(0.49	)(G)	–
25.38		70,777	1.16		1.16		1.16		0.42		–

4.74		131,430	1.77		1.60		1.60		0.66		183
3.98		22,304	2.66		2.35		2.35		(0.09)		–
3.98		29,486	2.49		2.35		2.35		(0.07)		–
5.20		74,651	1.22		1.20		1.20		0.98		–

23

The Hartford International Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford International Growth Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford International Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,084.20	$8.27	$1,000.00	$1,016.86	$8.00	1.60%	181	365
Class B	$1,000.00	$1,080.30	$12.12	$1,000.00	$1,013.14	$11.73	2.35	181	365
Class C	$1,000.00	$1,080.10	$12.12	$1,000.00	$1,013.14	$11.73	2.35	181	365
Class I	$1,000.00	$1,086.20	$6.41	$1,000.00	$1,018.65	$6.21	1.24	181	365
Class R3	$1,000.00	$1,083.40	$9.56	$1,000.00	$1,015.62	$9.25	1.85	181	365
Class R4	$1,000.00	$1,086.30	$7.91	$1,000.00	$1,017.21	$7.65	1.53	181	365
Class R5	$1,000.00	$1,087.00	$6.47	$1,000.00	$1,018.60	$6.26	1.25	181	365
Class Y	$1,000.00	$1,089.00	$5.70	$1,000.00	$1,019.34	$5.51	1.10	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-IG10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford International Opportunities Fund

The Hartford International Opportunities Fund

The Hartford International Opportunities Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI All Country World ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
International Opportunities A#	7.09%	37.63%	7.17%	1.94%
International Opportunities A##		30.06%	5.96%	1.37%
International Opportunities B#	6.65%	36.68%	6.50%	NA*
International Opportunities B##		31.68%	6.18%	NA*
International Opportunities C#	6.72%	36.50%	6.35%	1.16%
International Opportunities C##		35.50%	6.35%	1.16%
International Opportunities I#	7.26%	38.08%	7.32%	2.01%
International Opportunities R3#	6.92%	37.16%	7.13%	2.15%
International Opportunities R4#	7.20%	37.76%	7.44%	2.30%
International Opportunities R5#	7.32%	38.15%	7.60%	2.37%
International Opportunities Y#	7.35%	38.24%	7.72%	2.43%
MSCI All Country World ex U.S.	5.95%	40.97%	6.94%	3.71%
Index

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Manager
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 7.09%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmark, the MSCI All Country World ex U.S. Index, which returned 5.95% for the same period. The Fund outperformed the 4.17% return of the average fund in the Lipper International Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The period was marked by volatility in the equity markets as concerns about a debt default in Greece, the impacts of tightening Chinese monetary policy, and stubbornly high U.S. unemployment pressured stocks early in the year. Generally strong earnings reports and a belief that the global economy is finding its footing provided a lift to equities later in the period.

Sector returns within the MSCI All Country World ex U.S. Index diverged widely during the period. Information Technology (+17%), Materials (+15%) and Industrials (+11%) posted the strongest returns, while Telecommunication Services (-0.4%) and Financials (+1%) lagged on a relative basis.

The Fund’s outperformance versus its benchmark was due to positive stock selection, particularly within Industrials, Materials and Consumer Discretionary. Allocation among sectors, a result of the bottom-up (i.e.

2

stock by stock fundamental research) stock selection process, was helpful to relative returns, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Industrials, Materials and Consumer Discretionary.

Top contributors to relative performance during the period included Turkiye Garanti Bank (Financials), Volvo (Consumer Discretionary) and Impala Platinum (Materials). Shares of Turkish-bank Turkiye Garanti rose due to the company’s reports of growth across all of its business lines from consumer to commercial customers and strength in the company’s recurring revenue stream. Shares of Swedish automaker Volvo rose as the company reported strong quarterly profits stemming from internal cost-cutting which alleviated Wall Street concerns that the company would need to raise cash in the near-term. Shares of global platinum mining company Impala Platinum rose in response to increased investor confidence in the global economic recovery and improved prospects for a resumption in demand for platinum. Notable contributors to absolute returns included Rio Tinto (Materials) and Teva Pharmaceutical (Health Care).

The largest detractors from absolute and relative returns were UBS (Financials), National Bank of Greece (Financials) and Koninklijke KPN (Telecommunication Services). Shares of Swiss-based investment bank and money manager UBS declined amid expectations of a near-term decline in trading profits. Shares of National Bank of Greece, the largest bank in Greece, sold off on concerns about the country’s sovereign debt status. We eliminated our position in the stock during the period. Shares of Dutch mobile operator Koninklijke KPN declined due to near-term concerns of tighter regulations in the Dutch market and the possibility of increased competition.

What is the outlook?

While equity prices generally trended higher during the period, these gains were modest in comparison with the sharp moves off the March 2009 bottom. We believe this moderation may signal a new phase in the economy and capital markets as we transition from a rally driven primarily by relief that a Depression-like scenario was avoided to a focus on security fundamentals and the headwinds faced by the global economy. These headwinds include large structural deficits across developed economies, a deleveraging consumer in the U.S., and concerns that unprecedented levels of stimulus, in tandem with rebounding growth in emerging economies, could stimulate inflationary pressures. Such headwinds likely will result in modest growth in the U.S. and other developed nations, while emerging economies and China, in particular, experience a more robust expansion. Such transition periods are often choppy as markets begin to discriminate among securities based on their fundamental attributes and discount potential tightening measures in the future.

Consistent with our investment philosophy, we continue to look for companies that can deliver strong or improving returns regardless of the macroeconomic backdrop. Benchmark-relative sector weights at the end of the period were modest. We were most overweight Industrials and Consumer Discretionary, and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Energy, Consumer Staples, and Telecommunication Services. Regionally we ended the period overweight Europe, in particular the United Kingdom, and underweight Asia-Pacific ex-Japan and the Emerging Markets relative to the benchmark.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.8%
Banks (Financials)	13.8
Capital Goods (Industrials)	7.4
Commercial & Professional Services (Industrials)	1.7
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	1.2
Diversified Financials (Financials)	4.3
Energy (Energy)	7.2
Food, Beverage & Tobacco (Consumer Staples)	5.5
Health Care Equipment & Services (Health Care)	0.7
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	2.3
Materials (Materials)	12.8
Media (Consumer Discretionary)	3.6
Other Investment Pools and Funds (Financials)	1.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.0
Real Estate (Financials)	3.0
Retailing (Consumer Discretionary)	1.2
Software & Services (Information Technology)	0.2
Technology Hardware & Equipment (Information Technology)	5.9
Telecommunication Services (Services)	3.6
Transportation (Industrials)	6.1
Utilities (Utilities)	2.5
Short-Term Investments	1.5
Other Assets and Liabilities	0.7
Total	100.0%

Diversification by Country
as of April 30, 2010

Percentage of
Country	Net Assets
Brazil	1.6%
Canada	1.9
China	2.8
Denmark	0.9
Finland	0.8
France	5.3
Germany	4.0
Hong Kong	5.3
India	1.4
Ireland	2.4
Israel	2.2
Italy	1.3
Japan	14.8
Malaysia	0.1
Mexico	1.3
Netherlands	0.6
Panama	0.4
Russia	1.0
South Africa	1.2
Spain	2.3
Sweden	2.7
Switzerland	12.2
Taiwan	1.9
Turkey	1.5
United Kingdom	25.7
United States	2.2
Short-Term Investments	1.5
Other Assets and Liabilities	0.7
Total	100.0%

3

The Hartford International Opportunities Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.2%
	Brazil - 1.6%
82	Hypermarcas S.A. ●	$1,129
243	Itau Unibanco Banco Multiplo S.A. ADR	5,278
168	Julio Simoes Logistica S.A. ●	786
		7,193
	Canada - 1.9%
80	Potash Corp. of Saskatchewan, Inc. ADR	8,861

	China - 2.8%
455	China Life Insurance Co., Ltd.	2,095
1,575	China Merchants Bank Co., Ltd.	3,861
28	Ctrip.com International Ltd. ADR ●	1,037
516	Dongfeng Motor Group Co., Ltd.	733
4,278	Industrial and Commercial Bank of China	3,118
10	Perfect World Co., Ltd. ADR ●	341
12	PetroChina Co., Ltd. ADR	1,347
		12,532
	Denmark - 0.9%
230	DSV A/S	4,107

	Finland - 0.8%
48	Kone Oyj Class B	2,128
37	Outotec Oyj	1,401
		3,529
	France - 5.3%
949	Alcatel S.A.	3,025
36	BNP Paribas	2,456
136	Groupe Danone	8,042
142	Safran S.A.	3,614
62	Schneider Electric S.A.	7,042
		24,179
	Germany - 4.0%
22	Continental AG	1,257
149	Daimler AG	7,688
73	HeidelbergCement AG	4,537
48	Siemens AG	4,721
		18,203
	Hong Kong - 5.3%
652	Cathay Pacific Airways Ltd.	1,358
660	Esprit Holdings Ltd.	4,726
2,975	Geely Automobile Holdings Ltd.	1,268
1,411	Hang Lung Properties Ltd.	5,076
4,316	Legend Holdings Ltd.	3,182
1,006	Shangri-La Asia Ltd.	1,942
412	Skyworth Digital Holdings Ltd.	372
455	Sun Hung Kai Properties Ltd.	6,308
		24,232
	India - 1.4%
13	HDFC Bank Ltd. ADR	1,894
203	Reliance Industries Ltd.	4,703
		6,597
	Ireland - 2.4%
293	CRH plc	8,344
144	Ryanair Holdings plc ●	713
59	Ryanair Holdings plc ADR ●	1,654
		10,711
	Israel - 2.2%
175	Teva Pharmaceutical Industries Ltd. ADR	10,254

	Italy - 1.3%
1,290	Snam Rete Gas S.p.A.	6,127

	Japan - 14.8%
259	Bridgestone Corp.	4,316
41	Daito Trust Construction Co., Ltd.	2,207
67	Eisai Co., Ltd.	2,283
1,865	Hitachi Ltd.	8,197
1	KDDI Corp.	5,116
278	Konica Minolta Holdings, Inc.	3,516
1,781	Mitsubishi UFJ Financial Group, Inc.	9,282
831	Mitsui O.S.K. Lines Ltd.	6,213
187	Nikon Corp.	4,250
45	Osaka Titanium Technologies	1,777
200	Sekisui House Ltd.	1,907
113	Softbank Corp.	2,518
1,868	Sumitomo Metal Industries	5,071
133	Sumitomo Mitsui Financial Group, Inc.	4,405
183	T&D Holdings, Inc.	4,782
83	Toho Titanium Co., Ltd.	1,849
		67,689
	Malaysia - 0.1%
1,518	AirAsia Berhad ●	640

	Mexico - 1.3%
115	America Movil S.A. de C.V. ADR	5,905

	Netherlands - 0.6%
181	Koninklijke (Royal) KPN N.V.	2,712

	Panama - 0.4%
35	Copa Holdings S.A. Class A	1,978

	Russia - 1.0%
76	Lukoil ADR	4,359

	South Africa - 1.2%
191	Impala Platinum Holdings Ltd.	5,393

	Spain - 2.3%
118	Red Electrica Corporacion S.A.	5,608
222	Repsol YPF S.A.	5,207
		10,815
	Sweden - 2.7%
547	Atlas Copco Ab	8,801
293	Volvo Ab Class B	3,640
		12,441
	Switzerland - 12.2%
139	CIE Financiere Richemont S.A.	5,128
131	Julius Baer Group Ltd.	4,513
49	Kuehne & Nagel International AG	5,131
159	Nestle S.A.	7,782
71	Roche Holding AG	11,172
3	SGS S.A.	3,675
30	Synthes, Inc.	3,433
977	UBS AG	15,142
		55,976
	Taiwan - 1.9%
1,196	Hon Hai Precision Industry Co., Ltd.	5,615

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.2% - (continued)
	Taiwan - 1.9% - (continued)
645	Synnex Technology International Corp.		$1,537
880	WPG Holdings Co., Ltd.		1,806
			8,958
	Turkey - 1.5%
1,378	Turkiye Garanti Bankasi A.S.		6,675

	United Kingdom - 25.7%
84	AstraZeneca plc		3,722
2,040	Barclays Bank plc		10,480
554	BG Group plc		9,361
678	BP plc		5,913
1,751	British Airways plc		6,069
327	Capital Group plc		3,984
1,021	GKN plc		2,117
523	HSBC Holding plc		5,328
319	Imperial Tobacco Group plc		9,079
4,615	Lloyds Banking Group plc		4,618
342	Pearson plc		5,473
423	Persimmon plc		3,070
435	Prudential plc		3,822
576	Reed Elsevier Capital, Inc.		4,511
846	Rexam plc		4,174
220	Rio Tinto plc		11,389
208	Standard Chartered plc		5,550
609	Thomas Cook Group plc		2,312
101	Wolseley plc		2,532
611	WPP plc		6,479
455	Xstrata plc		7,467
			117,450
	United States - 0.6%
60	Frontline Ltd.		2,184
13	Netease.com, Inc. ●		464
			2,648
	Total common stocks
	(cost $398,531)		$440,164

EXCHANGE TRADED FUNDS - 1.6%
	United States - 1.6%
102	iShares MSCI EAFE Index Fund		$5,557
36	iShares MSCI Emerging Markets Index Fund		1,497

	Total exchange traded funds
	(cost $5,582)		$7,054

	Total long-term investments
	(cost $404,113)		$447,218

SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 1.5%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $739,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 – 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $754)
$739	0.20%, 04/30/2010		$739
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,755,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $2,810)
2,755	0.20%, 04/30/2010		2,755
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $849, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $866)
849	0.20%, 04/30/2010		849
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,720,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $1,758)
1,720	0.19%, 04/30/2010		1,720
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$12, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $12)
12	0.18%, 04/30/2010		12
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $1,007, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of
	$1,027 )
1,007	0.20%, 04/30/2010		1,007
			7,082
	Total short-term investments
	(cost $7,082)		$7,082

	Total investments
	(cost $411,195) ▲	99.3%	$454,300
	Other assets and liabilities	0.7%	3,081
	Total net assets	100.0%	$457,381

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.6% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $421,241 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,294
Unrealized Depreciation	(16,235)
Net Unrealized Appreciation	$33,059

●	Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$1,156	$1,147	05/04/10	$9
British Pound (Buy)	581	580	05/06/10	1
British Pound (Buy)	161	161	05/05/10	–
Euro (Buy)	463	459	05/03/10	4
Euro (Buy)	681	678	05/04/10	3
Hong Kong Dollar (Sell)	948	948	05/04/10	–
Japanese Yen (Buy)	23,011	23,348	06/23/10	(337)
Japanese Yen (Sell)	778	779	05/07/10	1
Japanese Yen (Sell)	52,068	53,548	06/23/10	1,480
				$1,161

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at April 30, 2010

Percentage of
Description	Net Assets
Brazilian Real	0.4%
British Pound	25.7
Canadian Dollar	1.9
Danish Kroner	0.9
Euro	16.3
Hong Kong Dollar	7.4
Indian Rupee	1.0
Japanese Yen	14.8
Malaysian Ringgit	0.1
South African Rand	1.2
Swedish Krona	2.7
Swiss Franc	12.2
Taiwanese Dollar	1.9
Turkish New Lira	1.5
United States Dollar	11.3
Other Assets and Liabilities	0.7
Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Brazil	$7,193	$7,193	$–	$–
Canada	8,861	8,861	–	–
China	12,532	4,820	7,712	–
Denmark	4,107	–	4,107	–
Finland	3,529	–	3,529	–
France	24,179	–	24,179	–
Germany	18,203	1,257	16,946	–
Hong Kong	24,232	–	24,232	–
India	6,597	1,894	4,703	–
Ireland	10,711	1,654	9,057	–
Israel	10,254	10,254	–	–
Italy	6,127	–	6,127	–
Japan	67,689	–	67,689	–
Malaysia	640	–	640	–
Mexico	5,905	5,905	–	–
Netherlands	2,712	–	2,712	–
Panama	1,978	1,978	–	–
Russia	4,359	4,359	–	–
South Africa	5,393	–	5,393	–
Spain	10,815	–	10,815	–
Sweden	12,441	–	12,441	–
Switzerland	55,976	–	55,976	–
Taiwan	8,958	–	8,958	–
Turkey	6,675	–	6,675	–
United Kingdom	117,450	11,389	106,061	–
United States	2,648	2,648	–	–
Total	440,164	62,212	377,952	–
Exchange Traded Funds	7,054	7,054	–	–
Short-Term Investments	7,082	–	7,082	–
Total	$454,300	$69,266	$385,034	$–
Forward Foreign Currency Contracts*	1,498	–	1,498	–
Total	$1,498	$–	$1,498	$–
Liabilities:
Forward Foreign Currency Contracts*	337	–	337	–
Total	$337	$–	$337	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $411,195)	$454,300
Cash	2,760
Foreign currency on deposit with custodian (cost $103)	103
Unrealized appreciation on forward foreign currency contracts	1,498
Receivables:
Investment securities sold	1,726
Fund shares sold	2,199
Dividends and interest	1,928
Other assets	83
Total assets	464,597
Liabilities:
Unrealized depreciation on forward foreign currency contracts	337
Payables:
Investment securities purchased	6,258
Fund shares redeemed	442
Investment management fees	43
Administrative fees	—
Distribution fees	13
Accrued expenses	123
Total liabilities	7,216
Net assets	$457,381
Summary of Net Assets:
Capital stock and paid-in-capital	$502,093
Accumulated undistributed net investment income	1,380
Accumulated net realized loss on investments and foreign currency transactions	(90,323)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	44,231
Net assets	$457,381

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.44 /$14.22
Shares outstanding	19,129
Net assets	$257,000
Class B: Net asset value per share	$12.41
Shares outstanding	1,359
Net assets	$16,867
Class C: Net asset value per share	$12.23
Shares outstanding	2,746
Net assets	$33,579
Class I: Net asset value per share	$13.39
Shares outstanding	577
Net assets	$7,732
Class R3: Net asset value per share	$13.72
Shares outstanding	46
Net assets	$635
Class R4: Net asset value per share	$13.84
Shares outstanding	157
Net assets	$2,175
Class R5: Net asset value per share	$13.88
Shares outstanding	17
Net assets	$230
Class Y: Net asset value per share	$13.91
Shares outstanding	10,005
Net assets	$139,163

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,806
Interest	8
Less: Foreign tax withheld	(471)
Total investment income	4,343

Expenses:
Investment management fees	1,810
Administrative services fees	2
Transfer agent fees	460
Distribution fees
Class A	288
Class B	86
Class C	157
Class R3	1
Class R4	2
Custodian fees	23
Accounting services fees	38
Registration and filing fees	47
Board of Directors' fees	8
Audit fees	7
Other expenses	86
Total expenses (before waivers and fees paid indirectly)	3,015
Transfer agent fee waivers	(49)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(56)
Total expenses, net	2,959
Net Investment Income	1,384
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	22,071
Net realized gain on forward foreign currency contracts	19
Net realized loss on other foreign currency transactions	(114)
Net Realized Gain on Investments and Foreign Currency Transactions	21,976
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,052
Net unrealized appreciation of forward foreign currency contracts	1,139
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(35)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	3,156
Net Gain on Investments and Foreign Currency Transactions	25,132
Net Increase in Net Assets Resulting from Operations	$26,516

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$1,384	$3,859
Net realized gain (loss) on investments and foreign currency transactions	21,976	(60,495)
Net unrealized appreciation of investments and foreign currency transactions	3,156	131,209
Net Increase In Net Assets Resulting From Operations	26,516	74,573
Distributions to Shareholders:
From net investment income
Class A	(1,233)	(3,361)
Class B	(21)	(240)
Class C	—	(354)
Class I	(29)	(6)
Class R3	(2)	(4)
Class R4	(9)	(29)
Class R5	(2)	—
Class Y	(1,204)	(2,686)
Total distributions	(2,500)	(6,680)
Capital Share Transactions:
Class A	36,811	25,960
Class B	(1,571)	(2,813)
Class C	2,916	(3)
Class I	5,178	1,984
Class R3	143	317
Class R4	306	456
Class R5	8	191
Class Y	(2,905)	33,751
Net increase from capital share transactions	40,886	59,843
Net Increase In Net Assets	64,902	127,736
Net Assets:
Beginning of period	392,479	264,743
End of period	$457,381	$392,479
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,380	$2,496

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4, and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

12

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial

14

statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$1,498	Unrealized depreciation on forward	$337
	foreign currency contracts		foreign currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$19	$—	$19
Total	$—	$—	$—	$19	$—	$19

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	1,139	—	$1,139
Total	$—	$—	$—	$1,139	$—	$1,139

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$6,680	$37,332
Long-Term Capital Gains *	—	29,223

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,497
Accumulated Capital Losses *	(102,253)
Unrealized Appreciation †	31,028
Total Accumulated Deficit	$(68,728)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(168)
Accumulated Net Realized Gain	679
Paid-in-Capital	(511)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$42,414
2017	59,839
Total	$102,253

16

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.57%	2.32%	2.32%	1.32%	1.82%	1.52%	1.22%	1.22%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,		October 31,		October 31,	October 31,
	30, 2010	2009	2008		2007		2006	2005
Class A Shares	1.49%	1.42%	1.47%		1.49%		1.54%	1.52%
Class B Shares	2.25	1.84	2.11		2.18		2.12	2.30
Class C Shares	2.21	2.23	2.20		2.21		2.30	2.30
Class I Shares	1.15	1.22	1.00	*
Class R3 Shares	1.77	1.81	1.79		1.71	†
Class R4 Shares	1.36	1.37	1.51		1.40	†
Class R5 Shares	1.07	1.08	1.10		1.11	†
Class Y Shares	0.95	0.96	0.94		0.95		0.99	1.01

* From May 30, 2008 (commencement of operations), through October 31, 2008.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $809 and contingent deferred sales charges of $14 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $18. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $394 for providing such services. These fees are accrued daily and paid monthly.

18

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$218,201
Sales Proceeds Excluding U.S. Government Obligations	177,944

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,522	92	(1,941)	—	2,673	6,388	330	(5,043)	—	1,675
Amount	$61,301	$1,201	$(25,691)	$—	$36,811	$74,024	$3,193	$(51,257)	$—	$25,960
Class B
Shares	99	2	(235)	—	(134)	274	26	(623)	—	(323)
Amount	$1,286	$20	$(2,877)	$—	$(1,571)	$2,683	$232	$(5,728)	$—	$(2,813)
Class C
Shares	492	—	(264)	—	228	726	37	(801)	—	(38)
Amount	$6,080	$—	$(3,164)	$—	$2,916	$6,962	$326	$(7,291)	$—	$(3)
Class I
Shares	439	1	(40)	—	400	184	1	(22)	—	163
Amount	$5,700	$10	$(532)	$—	$5,178	$2,249	$6	$(271)	$—	$1,984
Class R3
Shares	15	—	(5)	—	10	39	—	(10)	—	29
Amount	$202	$2	$(61)	$—	$143	$433	$4	$(120)	$—	$317
Class R4
Shares	37	1	(17)	—	21	59	3	(20)	—	42
Amount	$534	$9	$(237)	$—	$306	$619	$29	$(192)	$—	$456
Class R5
Shares	4	—	(3)	—	1	18	—	(3)	—	15
Amount	$49	$2	$(43)	$—	$8	$225	$—	$(34)	$—	$191
Class Y
Shares	459	89	(795)	—	(247)	3,675	269	(430)	—	3,514
Amount	$6,798	$1,204	$(10,907)	$—	$(2,905)	$35,950	$2,686	$(4,885)	$—	$33,751

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	74	$998
For the Year Ended October 31, 2009	161	$1,614

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

20

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21

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$12.62	$0.04	$–	$0.85	$0.89	$(0.07)	$–	$–	$(0.07)	$0.82	$13.44
B	11.65	(0.02)	–	0.79	0.77	(0.01)	–	–	(0.01)	0.76	12.41
C	11.46	(0.01)	–	0.78	0.77	–	–	–	–	0.77	12.23
I	12.59	0.08	–	0.83	0.91	(0.11)	–	–	(0.11)	0.80	13.39
R3	12.88	0.02	–	0.87	0.89	(0.05)	–	–	(0.05)	0.84	13.72
R4	12.98	0.05	–	0.88	0.93	(0.07)	–	–	(0.07)	0.86	13.84
R5	13.04	0.07	–	0.88	0.95	(0.11)	–	–	(0.11)	0.84	13.88
Y	13.07	0.07	–	0.89	0.96	(0.12)	–	–	(0.12)	0.84	13.91

For the Year Ended October 31, 2009 (E)
A	10.23	0.13	–	2.50	2.63	(0.24)	–	–	(0.24)	2.39	12.62
B	9.40	0.08	–	2.31	2.39	(0.14)	–	–	(0.14)	2.25	11.65
C	9.29	0.04	–	2.28	2.32	(0.15)	–	–	(0.15)	2.17	11.46
I	10.25	0.05	–	2.60	2.65	(0.31)	–	–	(0.31)	2.34	12.59
R3	10.51	0.08	–	2.56	2.64	(0.27)	–	–	(0.27)	2.37	12.88
R4	10.58	0.14	–	2.56	2.70	(0.30)	–	–	(0.30)	2.40	12.98
R5	10.60	0.08	–	2.66	2.74	(0.30)	–	–	(0.30)	2.44	13.04
Y	10.62	0.19	–	2.57	2.76	(0.31)	–	–	(0.31)	2.45	13.07

For the Year Ended October 31, 2008 (E)
A	21.79	0.19	–	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	(11.56)	10.23
B	20.34	0.07	–	(7.81)	(7.74)	–	(3.20)	–	(3.20)	(10.94)	9.40
C	20.16	0.08	–	(7.75)	(7.67)	–	(3.20)	–	(3.20)	(10.87)	9.29
I(H)	17.53	0.06	–	(7.34)	(7.28)	–	–	–	–	(7.28)	10.25
R3	22.33	0.18	–	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	(11.82)	10.51
R4	22.39	0.05	–	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	(11.81)	10.58
R5	22.45	0.25	–	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	(11.85)	10.60
Y	22.48	0.29	–	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	(11.86)	10.62

For the Year Ended October 31, 2007
A	16.13	0.05	–	6.10	6.15	(0.06)	(0.43)	–	(0.49)	5.66	21.79
B	15.14	(0.07)	–	5.70	5.63	–	(0.43)	–	(0.43)	5.20	20.34
C	15.01	(0.07)	–	5.65	5.58	–	(0.43)	–	(0.43)	5.15	20.16
R3(J)	17.07	0.06	–	5.20	5.26	–	–	–	–	5.26	22.33
R4(J)	17.07	0.09	–	5.23	5.32	–	–	–	–	5.32	22.39
R5(J)	17.07	0.13	–	5.25	5.38	–	–	–	–	5.38	22.45
Y	16.67	0.05	–	6.39	6.44	(0.20)	(0.43)	–	(0.63)	5.81	22.48

For the Year Ended October 31, 2006 (E)
A	13.13	0.13	–	2.92	3.05	(0.05)	–	–	(0.05)	3.00	16.13
B	12.35	0.03	–	2.76	2.79	–	–	–	–	2.79	15.14
C	12.27	0.01	–	2.73	2.74	–	–	–	–	2.74	15.01
Y	13.55	0.25	–	2.98	3.23	(0.11)	–	–	(0.11)	3.12	16.67

For the Year Ended October 31, 2005
A	11.22	0.05	–	1.86	1.91	–	–	–	–	1.91	13.13
B	10.64	(0.04)	–	1.75	1.71	–	–	–	–	1.71	12.35
C	10.57	(0.04)	–	1.74	1.70	–	–	–	–	1.70	12.27
Y	11.53	0.12	–	1.90	2.02	–	–	–	–	2.02	13.55
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 30, 2008.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

7.09	%(F)	$257,000	1.52	%(G)	1.49	%(G)	1.49	%(G)	0.56	%(G)	43%
6.65	(F)	16,867	2.48	(G)	2.25	(G)	2.25	(G)	(0.27	)(G)	–
6.72	(F)	33,579	2.21	(G)	2.21	(G)	2.21	(G)	(0.17	)(G)	–
7.26	(F)	7,732	1.15	(G)	1.15	(G)	1.15	(G)	1.22	(G)	–
6.92	(F)	635	1.77	(G)	1.77	(G)	1.77	(G)	0.31	(G)	–
7.20	(F)	2,175	1.36	(G)	1.36	(G)	1.36	(G)	0.68	(G)	–
7.32	(F)	230	1.07	(G)	1.07	(G)	1.07	(G)	0.97	(G)	–
7.35	(F)	139,163	0.95	(G)	0.95	(G)	0.95	(G)	1.08	(G)	–

26.36		207,600	1.65		1.42		1.42		1.20		168
25.85		17,390	2.74		1.84		1.84		0.85		–
25.38		28,852	2.34		2.23		2.23		0.45		–
26.81		2,230	1.25		1.23		1.23		0.51		–
25.94		466	1.85		1.82		1.82		0.72		–
26.42		1,769	1.38		1.38		1.38		1.29		–
26.67		210	1.09		1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		2.11		0.50		–
(44.92)		23,743	2.20		2.20		2.20		0.54		–
(41.53	) (F)	143	1.00	(G)	1.00	(G)	1.00	(G)	1.19	(G)	–
(44.70)		74	1.99		1.79		1.79		1.13		–
(44.39)		1,003	1.52		1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		0.94		1.74		–

39.15	(I)	241,239	1.49		1.49		1.49		0.31		147
38.17	(I)	37,545	2.46		2.18		2.18		(0.39)		–
38.17	(I)	31,076	2.21		2.21		2.21		(0.42)		–
30.81	(F)	28	1.71	(G)	1.71	(G)	1.71	(G)	0.40	(G)	–
31.17	(F)	13	1.41	(G)	1.41	(G)	1.41	(G)	0.53	(G)	–
31.52	(F)	13	1.11	(G)	1.11	(G)	1.11	(G)	0.83	(G)	–
39.91	(I)	127,314	0.95		0.95		0.95		0.84		–

23.25		159,087	1.61		1.57		1.57		0.84		102
22.59		29,125	2.56		2.15		2.15		0.24		–
22.33		20,782	2.33		2.33		2.33		0.06		–
24.00		43,994	1.02		1.02		1.02		1.56		–

17.02		102,393	1.72		1.57		1.57		0.42		119
16.07		23,940	2.68		2.35		2.35		(0.36)		–
16.08		16,896	2.42		2.35		2.35		(0.37)		–
17.52		5,612	1.05		1.05		1.05		0.94		–

23

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	In the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,070.90	$7.65	$1,000.00	$1,017.41	$7.45	1.49%	181	365
Class B	$1,000.00	$1,066.50	$11.53	$1,000.00	$1,013.64	$11.23	2.25	181	365
Class C	$1,000.00	$1,067.20	$11.33	$1,000.00	$1,013.84	$11.04	2.21	181	365
Class I	$1,000.00	$1,072.60	$5.91	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R3	$1,000.00	$1,069.20	$9.08	$1,000.00	$1,016.02	$8.85	1.77	181	365
Class R4	$1,000.00	$1,072.00	$6.99	$1,000.00	$1,018.05	$6.81	1.36	181	365
Class R5	$1,000.00	$1,073.20	$5.50	$1,000.00	$1,019.49	$5.36	1.07	181	365
Class Y	$1,000.00	$1,073.50	$4.88	$1,000.00	$1,020.08	$4.76	0.95	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-IO10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford International Small Company Fund

The Hartford International Small Company Fund

The Hartford International Small Company Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 4/30/01 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P EPAC SmallCap Index (formerly known as S&P/Citigroup Extended Market Euro Pacific Asia Composite Index) is a global equity index comprised of the smallest 15% of each country's market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
International Small Company A#	7.30%	49.28%	5.81%	8.46%
International Small Company A##		41.06%	4.62%	7.78%
International Small Company B#	6.90%	48.30%	5.15%	NA*
International Small Company B##		43.30%	4.87%	NA*
International Small Company C#	6.88%	48.08%	5.02%	7.66%
International Small Company C##		47.08%	5.02%	7.66%
International Small Company I#	7.48%	49.75%	6.02%	8.58%
International Small Company Y#	7.56%	49.98%	6.29%	8.95%
S&P EPAC SmallCap Index	6.93%	44.51%	5.87%	9.57%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Simon H. Thomas, CPA	Daniel Maguire, CFA
Vice President	Director

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 7.30%, before sales charge, for the six-month period ended April 30, 2010, outperforming its benchmark, the S&P EPAC SmallCap Index, which returned 6.93% for the same period. The Fund underperformed the 9.57% return of the average fund in the Lipper International Small/Mid Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the period, global equities continued to rise as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Increasing sovereign risk concerns in several European countries and tightening credit conditions in China were not enough to derail optimism about rebounding corporate earnings growth. Sector returns within the S&P EPAC SmallCap Index were generally positive over the period, with particular strength in Telecommunication Services (20%), Information Technology (+14%), and Materials (+14%). In contrast, Utilities (-1%) and Financials (-1%) were the only two sectors that fell during the period.

2

The Fund outperformed its benchmark primarily due to positive stock selection in the Consumer Discretionary, Consumer Staples, and Financials sectors. Allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was additive due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the sector position) positions in Information Technology and Industrials.

Top contributors to relative and absolute (i.e. total return) returns were SaSa International (Consumer Discretionary), Kongsberg Group (Industrials) and Dufry (Consumer Discretionary). Shares of Chinese cosmetic company SaSa International rose on better-than-expected earnings which were driven by higher sales and revenue growth. Shares of Norwegian defense contractor Kongsberg Group rose after the company reported better-than-expected results driven by higher order intakes in its Defense segment and strong margin improvements in its Maritime segment. Shares of Dufry, an operator of duty-free airport shops, benefited from an increase in air travel as confidence in the economic recovery has taken hold.

The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance during the period were AJ Lucas (Industrials), Sechilienne-Sidec (Utilities) and Game Group (Consumer Discretionary). Shares of Australian engineering infrastructure, drilling and building construction company AJ Lucas fell on near-term earnings growth concerns. Shares of Sechilienne-Sidec, a France-based provider of electricity in France's overseas territories, fell due to bad weather and industrial disputes in some of the country’s territories. Shares of U.K.-based video game retailer Game Group declined on investor concerns that a lack of upcoming new console launches would limit game sales. Praktiker Bau (Consumer Discretionary) was among the notable detractors from absolute returns.

What is the outlook?

Despite a surge in equities during the period, we believe that the macro environment remains uncertain. We recognize the absolute power of government stimulus to change industry dynamics. It is not clear, however, that government stimulus will be able to overcome some of the organic weakness that remains in certain areas. From here, organic growth will have to take over as we believe governments will be unlikely to manufacture sustained levels of demand growth.

We continue to focus our analysis at the individual company level, seeking to identify companies with strong balance sheets, leading competitive positions, and solid free cash flows that are trading at attractive valuations.

At the end of the period, we were most overweight in Health Care, Energy, and Industrials, and most underweight in Financials relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to the U.K. This was offset by overweight positions in Japan and select emerging markets.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.8%
Banks (Financials)	1.6
Capital Goods (Industrials)	17.9
Commercial & Professional Services (Industrials)	3.8
Consumer Durables & Apparel (Consumer Discretionary)	3.0
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	5.2
Energy (Energy)	6.3
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	2.8
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	3.1
Insurance (Financials)	0.9
Materials (Materials)	11.0
Media (Consumer Discretionary)	0.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.1
Real Estate (Financials)	2.8
Retailing (Consumer Discretionary)	7.5
Semiconductors & Semiconductor Equipment
(Information Technology)	2.7
Software & Services (Information Technology)	5.8
Technology Hardware & Equipment (Information Technology)	1.9
Transportation (Industrials)	4.3
Utilities (Utilities)	1.6
Short-Term Investments	1.7
Other Assets and Liabilities	(0.1)
Total	100.0%

Diversification by Country
as of April 30, 2010

Percentage of
Country	Net Assets
Australia	10.3%
Belgium	2.3
Brazil	1.0
Cayman Islands	0.7
Denmark	0.7
Finland	1.4
France	8.5
Germany	6.2
Hong Kong	4.6
Israel	0.7
Italy	2.9
Japan	24.6
Luxembourg	0.6
Netherlands	1.0
Norway	1.5
Singapore	3.0
South Korea	5.0
Sweden	1.6
Switzerland	2.7
United Kingdom	18.6
United States	0.5
Short-Term Investments	1.7
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford International Small Company Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4%
	Australia - 10.3%
422	AJ Lucas Group Ltd.	$1,013
227	Aquarius Platinum Ltd.	1,490
746	Asciano Group	1,158
301	Ausenco Ltd.	1,341
179	Bendigo and Adelaide Bank Ltd.	1,615
662	CSR Ltd.	1,054
222	Karoon Gas Australia Ltd. ●	1,515
673	NRW Holdings Ltd.	1,042
117	Nufarm Ltd.	824
23	Nufarm Ltd. Rights	41
86	Sims Metal Management Ltd.	1,625
267	Toll Holdings Ltd.	1,745
369	Whitehaven Coal Ltd.	1,805
53	Worleyparsons Ltd.	1,282
		17,550
	Belgium - 2.3%
23	CFE	1,272
3	D'ieteren S.A.	1,566
28	UCB S.A.	1,066
		3,904
	Brazil - 1.0%
126	Hypermarcas S.A. ●	1,724

	Cayman Islands - 0.7%
1,409	China Automation Group	1,134

	Denmark - 0.7%
69	DSV A/S	1,240

	Finland - 1.4%
33	Outotec Oyj	1,249
54	Tieto Oyj	1,123
		2,372
	France - 8.5%
9	Bollore	1,526
24	Bureau Veritas S.A.	1,379
43	CFAO ●	1,504
19	Eurofins Scientific	830
21	Imerys S.A.	1,251
196	L'Occitane International S.A. ●	381
45	Meetic ●	1,234
25	Orpea	1,063
15	Seche Environment	1,163
52	Sechilienne S.A.	1,666
8	Virbac S.A.	871
25	Wendel	1,645
		14,513
	Germany - 6.2%
66	ElringKlinger AG	1,866
17	Hochtief AG	1,401
26	MTU Aero Engines Holdings AG	1,434
68	Qiagen N.V. ●	1,565
21	Rheinmetall AG	1,436
54	Rhoen-Klinikum AG	1,379
41	Stratec Biomedical	1,536
		10,617
	Hong Kong - 4.6%
153	ASM Pacific Technology	1,440
821	Cathay Pacific Airways Ltd.	1,710
3,576	China State Construction International Holdings Ltd.	1,233
674	Integrated Distribution Services Group Ltd..	1,219
1,568	Sa Sa International Holdings Ltd.	1,308
838	Yingde Gases ●	922
		7,832
	Israel - 0.7%
281	Bank Hapoalim B.M. ●	1,131

	Italy - 2.9%
134	Bulgari S.p.A.	1,116
32	DiaSorin S.p.A.	1,184
190	Gruppo Coin S.p.A. ●	1,350
632	Immobiliare Grande Distribuzione	1,119
		4,769
	Japan - 24.6%
197	Asics Corp.	1,884
37	Benesse Holdings, Inc.	1,697
84	Cosmos Pharmaceutical Corp.	1,761
1	EPS Co., Ltd.	1,512
295	Fuji Heavy Industries Ltd.	1,651
268	Hino Motors Ltd.	1,349
193	Hitachi Metals Ltd.	2,071
36	Jafco Co., Ltd.	1,100
–	Kakaku.com, Inc.	1,344
58	Modec, Inc.	1,064
120	Mori Seiki Co., Ltd. ☼	1,450
227	Nihon Nohyaku Co., Ltd.	1,260
179	Nippon Denko Co., Ltd.	1,265
94	Nippon Electric Glass Co., Ltd.	1,433
69	NSD Co., Ltd. ☼	838
–	Osaka Securities Exchange Co., Ltd.	2,244
123	Shinko Plantech Co., Ltd.	1,141
91	Shionogi & Co., Ltd.	1,645
734	Showa Denko K.K. ☼	1,668
95	Square Enix Holdings Co., Ltd.	2,000
72	Sumco Corp.	1,584
57	T&D Holdings, Inc.	1,490
462	Teijin Ltd.	1,474
80	Tokyo Ohka Kogyo Co., Ltd.	1,684
20	Towa Pharmaceutical Co., Ltd.	1,175
222	Toyo Engineering Corp.	811
93	Toyota Boshoku Corp.	1,649
80	Yamaha Motor Co., Ltd.	1,180
		41,424
	Luxembourg - 0.6%
68	Reinet Investments S.A. ●	1,002

	Netherlands - 1.0%
8	HAL Trust	848
43	SBM Offshore N.V.	849
		1,697
	Norway - 1.5%
125	Kongsberg Gruppen ASA	2,454

	Singapore - 3.0%
1,387	Capitacommercial Trust	1,213
761	CapitaLand Retail Ltd.	1,200

 The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Singapore - 3.0% - (continued)
411	Hyflux Ltd.		$1,032
998	Indofood Agri Resources Ltd. ●		1,709
			5,154
	South Korea - 5.0%
2	Amorepacific Corp.		1,796
6	CJ Corp.		1,270
55	Daewoo Heavy Industries & Machinery Ltd. ●		1,101
7	Doosan Corp.		792
14	GS Engineering & Construction Corp.		1,091
5	LG Household & Health Care Ltd.		1,419
5	OCI Co., Ltd.		931
			8,400
	Sweden - 1.6%
112	Bjoern Borg Ab		1,019
71	Swedish Match Ab		1,617
			2,636
	Switzerland - 2.7%
36	Dufry Group		3,056
58	Temenos Group AG ●		1,583
			4,639
	United Kingdom - 18.6%
114	African Barrick Gold Ltd. ●		1,038
69	AMEC plc		883
399	Arm Holdings plc		1,539
290	Babcock International Group plc		2,590
419	Brown (N) Group plc		1,752
38	Chemring Group plc		2,109
93	Close Brothers Group plc		1,030
970	Debenhams plc		1,058
321	Domino's Pizza UK & IRL plc		1,704
901	Hampson Industries plc		698
1,060	Hansteen Holdings plc		1,220
116	Hunting plc		998
204	ICAP plc		1,176
249	IG Group Holdings plc		1,545
183	James Fisher & Sons plc		1,176
86	Kier Group plc		1,486
413	Logica plc		864
261	Mears Group plc		1,254
131	Persimmon plc		949
241	Rexam plc		1,188
85	Rightmove		905
80	Rotork plc		1,715
65	Ultra Electronics Holdings plc ‡		1,541
409	William Hill plc		1,278
			31,696
	United States - 0.5%
120	Shanda Games Ltd. ●‡		840

	Total common stocks (cost $146,675)		$166,728

	Total long-term investments (cost $146,675)		$166,728

SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.7%
$302	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $302, collateralized by FHLMC 4.00% - 7.50%, 2012 - 2040, FNMA 4.00% - 6.50%, 2010 - 2040, value of $308) 0.20%, 04/30/2010		$302
1,125	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $1,125, collateralized by FNMA 3.50% - 9.00%, 2013 - 2048, value of $1,148) 0.20%, 04/30/2010		1,125
347	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $347, collateralized by FHLMC 6.00% - 6.50%, 2038, value of $354) 0.20%, 04/30/2010		347
702	Morgan Stanley & Co., Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $702, collateralized by FHLMC 4.00% - 6.50%, 2017 - 2040, FNMA 3.50% - 6.50%, 2018 - 2040, value of $718) 0.19%, 04/30/2010		702
5	UBS Securities, Inc. Repurchase Agreement (maturing on 05/03/2010 in the amount of $ 5, collateralized by U.S. Treasury Bond 7.63%, 2022, value of $5) 0.18%, 04/30/2010		5
411	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $411, collateralized by U.S. Treasury Note 3.00%, 2017, value of $420) 0.20%, 04/30/2010		411
			2,892
	Total short-term investments (cost $2,892)		$2,892
	Total investments (cost $149,567) ▲	100.1%	$169,620
	Other assets and liabilities	(0.1)%	(165)
	Total net assets	100.0%	$169,455

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 97.9% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $157,887 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,631
Unrealized Depreciation	(14,898)
Net Unrealized Appreciation	$11,733

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2010 was $1,799.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Australian Dollar (Sell)	$53	$53	05/03/10	$–
Australian Dollar (Buy)	53	53	05/04/10	–
Australian Dollar (Buy)	27	27	05/05/10	–
British Pound (Buy)	173	172	05/04/10	1
Hong Kong Dollar (Buy)	385	385	05/07/10	–
Japanese Yen (Buy)	1,799	1,801	05/06/10	(2)
Japanese Yen (Sell)	1,297	1,298	05/07/10	1
Norwegian Krone (Sell)	340	339	05/04/10	(1)
Norwegian Krone (Sell)	112	112	05/05/10	–
				$(1)
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at April 30, 2010

Percentage of
Description	Net Assets
Australian Dollar	9.4%
Brazilian Real	1.0
British Pound	19.5
Danish Kroner	0.7
Euro	22.7
Hong Kong Dollar	5.5
Israeli New Shekel	0.7
Japanese Yen	24.6
Norwegian Krone	1.5
Republic of Korea Won	5.0
Singapore Dollar	3.0
Swedish Krona	1.6
Swiss Franc	2.7
United States Dollar	2.2
Other Assets and Liabilities	(0.1)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$166,728	$9,521	$156,826	$381
Short-Term Investments	2,892	–	2,892	–
Total	$169,620	$9,521	$159,718	$381
Forward Foreign Currency Contracts *	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Forward Foreign Currency Contracts *	3	–	3	–
Total	$3	$–	$3	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further country breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	3	2010
Assets:
Common Stock	$—	$—	$(4	)*	$385	$—	$—	$—	$381
Total	$—	$—	$(4)		$385	$—	$—	$—	$381

*	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $(4).

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $149,567)	$169,620
Cash	—
Foreign currency on deposit with custodian (cost $48)	49
Unrealized appreciation on forward foreign currency contracts	2
Receivables:
Investment securities sold	1,841
Fund shares sold	123
Dividends and interest	474
Other assets	62
Total assets	172,171
Liabilities:
Unrealized depreciation on forward foreign currency contracts	3
Payables:
Investment securities purchased	2,476
Fund shares redeemed	163
Investment management fees	17
Distribution fees	4
Accrued expenses	53
Total liabilities	2,716
Net assets	$169,455
Summary of Net Assets:
Capital stock and paid-in-capital	$234,366
Accumulated distribution in excess of net investment income	(1,012)
Accumulated net realized loss on investments and foreign currency transactions	(83,964)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	20,065
Net assets	$169,455

Shares authorized	350,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.40/$12.06
Shares outstanding	4,828
Net assets	$55,057
Class B: Net asset value per share	$10.91
Shares outstanding	766
Net assets	$8,359
Class C: Net asset value per share	$10.74
Shares outstanding	1,076
Net assets	$11,551
Class I: Net asset value per share	$11.34
Shares outstanding	698
Net assets	$7,920
Class Y: Net asset value per share	$11.55
Shares outstanding	7,495
Net assets	$86,568

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,348
Interest	1
Less: Foreign tax withheld	(119)
Total investment income	1,230

Expenses:
Investment management fees	769
Transfer agent fees	146
Distribution fees
Class A	68
Class B	43
Class C	58
Custodian fees	24
Accounting services fees	15
Registration and filing fees	28
Board of Directors' fees	3
Audit fees	6
Other expenses	25
Total expenses (before waivers and fees paid indirectly)	1,185
Transfer agent fee waivers	(31)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(34)
Total expenses, net	1,151
Net Investment Income	79
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,907
Net realized gain on forward foreign currency contracts	7
Net realized loss on other foreign currency transactions	(54)
Net Realized Gain on Investments and Foreign Currency Transactions	17,860
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(5,628)
Net unrealized depreciation of forward foreign currency contracts	(8)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	9
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(5,627)
Net Gain on Investments and Foreign Currency Transactions	12,233
Net Increase in Net Assets Resulting from Operations	$12,312

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$79	$1,034
Net realized gain (loss) on investments and foreign currency transactions	17,860	(38,248)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(5,627)	88,720
Net Increase In Net Assets Resulting From Operations	12,312	51,506
Distributions to Shareholders:
From net investment income
Class A	(587)	—
Class B	(63)	—
Class C	(60)	—
Class I	(108)	(11)
Class Y	(1,248)	(479)
Total distributions	(2,066)	(490)
Capital Share Transactions:
Class A	(1,682)	(12,038)
Class B	(945)	(1,336)
Class C	(887)	(2,452)
Class I	214	4,501
Class Y	(4,711)	4,318
Net decrease from capital share transactions	(8,011)	(7,007)
Net Increase In Net Assets	2,235	44,009
Net Assets:
Beginning of period	167,220	123,211
End of period	$169,455	$167,220
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1,012)	$975

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign

12

equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund

14

identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$2	Unrealized depreciation on forward	$3
	foreign currency contracts		foreign currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$7	$—	$7
Total	$—	$—	$—	$7	$—	$7

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(8)	—	$(8)
Total	$—	$—	$—	$(8)	$—	$(8)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$490	$25,072
Long-Term Capital Gains *	—	15,515

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,063
Accumulated Capital Losses *	(94,594)
Unrealized Appreciation †	17,374
Total Accumulated Deficit	$(75,157)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(506)
Accumulated Net Realized Gain	414
Paid-in-Capital	92

16

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$47,790
2017	46,804
Total	$94,594

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.60%	2.35%	2.35%	1.35%	1.20%

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	1.57%	1.38%	1.52%	1.49%		1.58%	1.55%
Class B Shares	2.32	1.80	2.13	2.25		2.22	2.30
Class C Shares	2.32	2.14	2.28	2.23		2.33	2.30
Class I Shares	1.09	1.09	1.16	1.18	*
Class Y Shares	1.02	1.04	1.01	1.01		1.18	1.15

* From May 31, 2007 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $94 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $123 for providing such services. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$85,295
Sales Proceeds Excluding U.S. Government Obligations	94,400

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	477	51	(681)	—	(153)	871	—	(2,428)	—	(1,557)
Amount	$5,316	$559	$(7,557)	$—	$(1,682)	$7,583	$—	$(19,621)	$—	$(12,038)
Class B
Shares	22	5	(117)	—	(90)	91	—	(267)	—	(176)
Amount	$239	$59	$(1,243)	$—	$(945)	$767	$—	$(2,103)	$—	$(1,336)
Class C
Shares	91	5	(180)	—	(84)	271	—	(607)	—	(336)
Amount	$954	$52	$(1,893)	$—	$(887)	$2,188	$—	$(4,640)	$—	$(2,452)
Class I
Shares	40	2	(22)	—	20	561	1	(85)	—	477
Amount	$437	$25	$(248)	$—	$214	$5,193	$10	$(702)	$—	$4,501
Class Y
Shares	276	113	(786)	—	(397)	1,125	61	(538)	—	648
Amount	$3,099	$1,248	$(9,058)	$—	$(4,711)	$8,165	$479	$(4,326)	$—	$4,318

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	30	$340
For the Year Ended October 31, 2009	39	$354

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

20

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21

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$10.74	$(0.01)	$–	$0.79	$0.78	$(0.12)	$–	$–	$(0.12)	$0.66	$11.40
B	10.28	(0.05)	–	0.76	0.71	(0.08)	–	–	(0.08)	0.63	10.91
C	10.10	(0.05)	–	0.74	0.69	(0.05)	–	–	(0.05)	0.64	10.74
I	10.70	0.02	–	0.77	0.79	(0.15)	–	–	(0.15)	0.64	11.34
Y	10.89	0.02	–	0.80	0.82	(0.16)	–	–	(0.16)	0.66	11.55
For the Year Ended October 31, 2009
A	7.45	0.08	–	3.21	3.29	–	–	–	–	3.29	10.74
B	7.16	0.02	–	3.10	3.12	–	–	–	–	3.12	10.28
C	7.06	(0.01)	–	3.05	3.04	–	–	–	–	3.04	10.10
I	7.47	0.06	–	3.23	3.29	(0.06)	–	–	(0.06)	3.23	10.70
Y	7.60	0.09	–	3.27	3.36	(0.07)	–	–	(0.07)	3.29	10.89
For the Year Ended October 31, 2008 (G)
A	17.99	0.10	–	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	(10.54)	7.45
B	17.35	0.02	–	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	(10.19)	7.16
C	17.16	–	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	(10.10)	7.06
I	18.02	0.11	–	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	(10.55)	7.47
Y	18.26	0.18	–	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	(10.66)	7.60
For the Year Ended October 31, 2007
A	16.19	0.03	–	3.92	3.95	(0.15)	(2.00)	–	(2.15)	1.80	17.99
B	15.72	(0.05)	–	3.76	3.71	(0.08)	(2.00)	–	(2.08)	1.63	17.35
C	15.55	(0.02)	–	3.69	3.67	(0.06)	(2.00)	–	(2.06)	1.61	17.16
I(H)	17.10	0.02	–	0.90	0.92	–	–	–	–	0.92	18.02
Y	16.37	0.02	–	4.06	4.08	(0.19)	(2.00)	–	(2.19)	1.89	18.26
For the Year Ended October 31, 2006 (G)
A	14.27	0.08	–	3.62	3.70	(0.25)	(1.53)	–	(1.78)	1.92	16.19
B	13.91	(0.01)	–	3.51	3.50	(0.16)	(1.53)	–	(1.69)	1.81	15.72
C	13.78	(0.03)	–	3.48	3.45	(0.15)	(1.53)	–	(1.68)	1.77	15.55
Y	14.41	0.15	–	3.64	3.79	(0.30)	(1.53)	–	(1.83)	1.96	16.37
For the Year Ended October 31, 2005
A	13.44	0.06	–	2.25	2.31	–	(1.48)	–	(1.48)	0.83	14.27
B	13.23	–	–	2.16	2.16	–	(1.48)	–	(1.48)	0.68	13.91
C	13.12	(0.01)	–	2.15	2.14	–	(1.48)	–	(1.48)	0.66	13.78
Y	13.54	0.12	–	2.27	2.39	(0.04)	(1.48)	–	(1.52)	0.87	14.41
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on May 31, 2007.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

7.30	%(E)	$ 55,057	1.63	%(F)	1.57	%(F)	1.57	%(F)	(0.12	)%(F)	51%
6.90	(E)	8,359	2.60	(F)	2.32	(F)	2.32	(F)	(0.90	) (F)	–
6.88	(E)	11,551	2.37	(F)	2.32	(F)	2.32	(F)	(0.88	) (F)	–
7.48	(E)	7,920	1.09	(F)	1.09	(F)	1.09	(F)	0.37	(F)	–
7.56	(E)	86,568	1.02	(F)	1.02	(F)	1.02	(F)	0.42	(F)	–

44.16		53,517	1.81		1.39		1.39		0.64		151
43.58		8,798	2.89		1.80		1.80		0.25		–
43.06		11,713	2.55		2.14		2.14		(0.10)		–
44.32		7,255	1.09		1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		2.13		0.18		–
(53.00)		10,563	2.28		2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.01		1.36		–

27.90		153,290	1.49		1.49		1.49		0.33		96
26.97		19,562	2.44		2.26		2.26		(0.47)		–
26.98		33,033	2.23		2.23		2.23		(0.43)		–
5.38	(E)	174	1.19	(F)	1.19	(F)	1.19	(F)	0.77	(F)	–
28.48		132,411	1.01		1.01		1.01		0.75		–

29.36		69,998	1.74		1.60		1.60		0.56		107
28.51		11,960	2.66		2.24		2.24		(0.08)		–
28.35		18,486	2.43		2.35		2.35		(0.22)		–
29.89		86,707	1.20		1.20		1.20		0.97		–

18.90		34,896	1.82		1.60		1.60		0.71		112
17.96		6,101	2.78		2.35		2.35		(0.02)		–
17.96		12,614	2.46		2.35		2.35		(0.06)		–
19.40		65,828	1.28		1.20		1.20		1.13		–

23

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,073.00	$8.07	$1,000.00	$1,017.01	$7.85	1.57%	181	365
Class B	$1,000.00	$1,069.00	$11.90	$1,000.00	$1,013.29	$11.58	2.32	181	365
Class C	$1,000.00	$1,068.80	$11.90	$1,000.00	$1,013.29	$11.58	2.32	181	365
Class I	$1,000.00	$1,074.80	$5.61	$1,000.00	$1,019.39	$5.46	1.09	181	365
Class Y	$1,000.00	$1,075.60	$5.25	$1,000.00	$1,019.74	$5.11	1.02	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-ISC10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford MidCap Fund

The Hartford MidCap Fund

The Hartford MidCap Fund inception 12/31/1997
 (subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity  market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
MidCap A#	23.27%	39.55%	7.55%	6.67%
MidCap A##		31.88%	6.34%	6.07%
MidCap B#	22.81%	38.57%	6.74%	NA*
MidCap B##		33.57%	6.49%	NA*
MidCap C#	22.94%	38.75%	6.83%	5.96%
MidCap C##		37.75%	6.83%	5.96%
MidCap I#	23.45%	39.99%	7.64%	6.72%
MidCap R3#	23.15%	39.41%	7.91%	7.12%
MidCap R4#	23.35%	39.79%	7.97%	7.15%
MidCap R5#	23.55%	40.18%	8.03%	7.18%
MidCap Y#	23.60%	40.31%	8.05%	7.19%
S&P MidCap 400 Index	25.78%	48.92%	6.89%	6.84%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 2/27/09. Performance prior to 2/27/09 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to 5/29/09 reflects Class Y performance.

Portfolio Manager
Phillip H. Perelmuter	Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President, Partner	Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 23.27%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the S&P MidCap 400 Index, which returned 25.78% for the same period. The Fund outperformed the 22.61% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities posted positive results during the period, extending the nearly 14-month long market rally. Despite concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe, investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Mid-cap stocks (+26%) outperformed large-cap stocks (+16%), but slightly underperformed small-cap stocks (+28%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 indices, respectively. Value stocks (+29%) outpaced growth stocks

2

(+26%) during the period, as measured by the Russell 2500 MidCap Value and Russell 2500 MidCap Growth indices, respectively. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. The Materials (+35%), Consumer Discretionary (+31%), and Financials (+26%) sectors performed best while the Consumer Staples (+16%), Telecommunication Services (+17%), and Utilities (+18%) sectors rose the least.

Overall underperformance versus the benchmark was driven by weak security selection, primarily within Consumer Discretionary, Health Care, and Information Technology. This more than offset positive stock selection within Industrials, Financials, and Consumer Staples. Sector allocation, driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed slightly to relative (i.e. total return) returns during the period, primarily due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in the Utilities and Consumer Staples sectors and an overweight (i.e. the Fund’s position was greater than the benchmark position) position in Consumer Discretionary.

Top detractors from relative performance included Beckman Coulter (Health Care), Western Union (Information Technology), and King Pharmaceuticals (Health Care). Beckman Coulter, a medical diagnostics and life sciences instruments and tools manufacturer, faced concerns that the recall of a cardiac test kit would negatively impact earnings, driving down its share price. Shares of money transfer company Western Union struggled as disappointing guidance raised investor concerns about pricing and the firm's exposure to countries and sectors with high unemployment. King Pharmaceuticals’ shares fell late in the period as an advisory panel recommended that the U.S. Food and Drug Administration not approve Acurox, a drug that it is co-developing. Joy Global (Industrials), Global Payments (Information Technology), and Penske Automotive (Consumer Discretionary) were top detractors from absolute (i.e. total return) performance.

Top contributors to relative returns included Huntington Bancshares (Financials), Amylin Pharmaceuticals (Health Care), and Massey Energy (Energy). Ohio-based diversified banking and financial services company Huntington Bancshares’ stock rose as investors grew more confident in management's efforts to improve core operations, strengthen the company’s balance sheet, and reduce risk. Shares of Amylin Pharmaceuticals, a biopharmaceutical company focused on developing therapies for diabetes and obesity, rose after the FDA issued a complete response letter regarding BYDUREON, the firm's extended-release medication for type 2 diabetes, a significant positive step in the drug's approval process. Shares of coal producer Massey Energy rose alongside an improving outlook for global coal markets. Southwest Airlines (Industrials) was a top contributor to absolute returns.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data, and the housing market remains fragile, although declines appear to be moderating. Concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe remain.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals, valuation, and expectations. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Industrials, Information Technology, and Health Care sectors. Our largest underweights relative to the benchmark were in Financials, Materials, and Utilities.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.0%
Banks (Financials)	4.2
Capital Goods (Industrials)	10.6
Commercial & Professional Services (Industrials)	1.7
Consumer Durables & Apparel (Consumer Discretionary)	3.3
Consumer Services (Consumer Discretionary)	3.5
Diversified Financials (Financials)	3.5
Energy (Energy)	7.3
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	9.2
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	3.8
Materials (Materials)	2.7
Media (Consumer Discretionary)	2.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.5
Real Estate (Financials)	2.1
Retailing (Consumer Discretionary)	6.5
Semiconductors & Semiconductor Equipment (Information Technology)	2.8
Software & Services (Information Technology)	10.7
Technology Hardware & Equipment (Information Technology)	4.0
Telecommunication Services (Services)	1.0
Transportation (Industrials)	6.3
Utilities (Utilities)	3.8
Short-Term Investments	2.1
Other Assets and Liabilities	–
Total	100.0%

3

The Hartford MidCap Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 1.0%
1,091	Harley-Davidson, Inc.	$36,898

	Banks - 4.2%
7,486	Huntington Bancshares, Inc.	50,679
601	M&T Bank Corp.	52,476
553	MGIC Investment Corp. ●	5,765
2,120	TCF Financial Corp.	39,501
		148,421
	Capital Goods - 10.6%
910	AMETEK, Inc.	39,366
508	BE Aerospace, Inc. ●	15,081
705	Carlisle Cos., Inc.	26,588
1,065	IDEX Corp.	35,781
921	Ingersoll-Rand plc	34,047
101	Jacobs Engineering Group, Inc. ●	4,853
470	Joy Global, Inc.	26,689
1,288	Lennox International, Inc.	58,272
1,142	Masco Corp.	18,541
1,450	PACCAR, Inc.	67,468
885	Rockwell Collins, Inc.	57,499
		384,185
	Commercial & Professional Services - 1.7%
996	Herman Miller, Inc.	21,125
725	HNI Corp.	22,513
532	Republic Services, Inc.	16,522
24	Ritchie Bros. Auctioneers, Inc.	566
		60,726
	Consumer Durables & Apparel - 3.3%
1,104	Hasbro, Inc.	42,353
1,326	Mattel, Inc.	30,558
46	NVR, Inc. ●	33,376
936	Pulte Group, Inc. ●	12,251
		118,538
	Consumer Services - 3.5%
520	Apollo Group, Inc. Class A ●	29,875
299	Cheesecake Factory, Inc. ●	8,132
339	DeVry, Inc.	21,132
326	ITT Educational Services, Inc. ●	33,018
142	Strayer Education, Inc.	34,402
		126,559
	Diversified Financials - 3.5%
150	IntercontinentalExchange, Inc. ●	17,436
2,087	SEI Investments Co.	46,866
413	Stifel Financial ●	23,700
1,010	Waddell and Reed Financial, Inc. Class A	37,501
		125,503
	Energy - 7.3%
767	Consol Energy, Inc.	34,278
902	Denbury Resources, Inc. ●	17,264
373	Forest Oil Corp. ●	10,923
1,273	Frontier Oil Corp.	19,345
568	Holly Corp.	15,346
1,081	Nabors Industries Ltd. ●	23,313
329	Noble Energy, Inc.	25,120
647	Overseas Shipholding Group, Inc.	32,374
477	Peabody Energy Corp.	22,281
494	St. Mary Land & Exploration Co.	19,883
486	Ultra Petroleum Corp. ●	23,197
707	Valero Energy Corp.	14,690
		258,014
	Food, Beverage & Tobacco - 1.5%
1,285	Flowers Foods, Inc.	33,865
1,053	Smithfield Foods, Inc. ●	19,737
		53,602
	Health Care Equipment & Services - 9.2%
903	Beckman Coulter, Inc.	56,347
277	Cerner Corp. ●	23,512
1,764	Coventry Health Care, Inc. ●	41,875
233	Edwards Lifesciences Corp. ●	23,997
1,170	Lincare Holdings, Inc. ●	54,636
763	Omnicare, Inc.	21,210
1,247	Patterson Cos., Inc.	39,888
1,060	St. Jude Medical, Inc. ●	43,257
522	Universal Health Services, Inc. Class B	19,380
		324,102
	Household & Personal Products - 0.3%
184	Estee Lauder Co., Inc.	12,149

	Insurance - 3.8%
2,910	Genworth Financial, Inc. ●	48,076
2,071	Unum Group	50,687
1,374	W.R. Berkley Corp.	37,095
		135,858
	Materials - 2.7%
155	Cliff's Natural Resources, Inc.	9,704
380	FMC Corp.	24,204
108	Martin Marietta Materials, Inc.	10,345
649	Scotts Miracle-Gro Co. Class A	31,449
1,178	Steel Dynamics, Inc.	18,513
		94,215
	Media - 2.6%
1,229	Discovery Communications, Inc. ●	47,543
1,114	DreamWorks Animation SKG, Inc. ●	44,231
		91,774
	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
1,769	Amylin Pharmaceuticals, Inc. ●	36,513
2,767	King Pharmaceuticals, Inc. ●	27,117
1,762	Mylan, Inc. ●	38,818
1,328	Qiagen N.V. ●	30,349
384	Vertex Pharmaceuticals, Inc. ●	14,899
1,247	Watson Pharmaceuticals, Inc. ●	53,401
		201,097
	Real Estate - 2.1%
418	Alexandria Real Estate Equities, Inc.	29,613
1,146	Host Hotels & Resorts, Inc.	18,633
292	Public Storage	28,330
		76,576
	Retailing - 6.5%
798	Advance Automotive Parts, Inc.	35,981
126	AutoZone, Inc. ●	23,293
555	CarMax, Inc. ●	13,629
2,439	Office Depot, Inc. ●	16,729
838	O'Reilly Automotive, Inc. ●	40,979
1,769	Penske Automotive Group, Inc. ●	26,495
484	Sherwin-Williams Co.	37,763
1,076	Staples, Inc.	25,316

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Retailing - 6.5% - (continued)
293	Urban Outfitters, Inc. ●		$10,990
			231,175
	Semiconductors & Semiconductor Equipment - 2.8%
576	Altera Corp.		14,602
656	Analog Devices, Inc.		19,646
630	Lam Research Corp. ●		25,527
1,080	Maxim Integrated Products, Inc.		20,968
690	Xilinx, Inc.		17,793
			98,536
	Software & Services - 10.7%
858	BMC Software, Inc. ●		33,783
1,055	Check Point Software Technologies Ltd.
	ADR ●		37,572
743	Citrix Systems, Inc. ●		34,902
326	Equinix, Inc. ●		32,832
306	Factset Research Systems, Inc.		23,010
953	Gartner, Inc. Class A ●		22,946
1,890	Genpact Ltd. ●		31,908
261	Global Payments, Inc.		11,178
784	Micros Systems ●		29,133
1,071	Red Hat, Inc. ●		31,988
91	Salesforce.com, Inc. ●		7,807
1,784	VeriSign, Inc. ●		48,658
1,843	Western Union Co.		33,641
			379,358
	Technology Hardware & Equipment - 4.0%
518	National Instruments Corp.		17,899
1,254	NetApp, Inc. ●		43,466
1,270	Polycom, Inc. ●		41,352
539	SanDisk Corp. ●		21,492
566	Teradata Corp. ●		16,445
			140,654
	Telecommunication Services - 1.0%
844	American Tower Corp. Class A ●		34,449

	Transportation - 6.3%
220	C.H. Robinson Worldwide, Inc.		13,236
798	Con-way, Inc.		30,985
1,096	Expeditors International of Washington, Inc.		44,659
762	J.B. Hunt Transport Services, Inc.		28,075
451	Kansas City Southern ●		18,276
4,802	Southwest Airlines Co.		63,289
1,231	UAL Corp. ●		26,565
			225,085
	Utilities - 3.8%
1,048	Aqua America, Inc.		19,203
1,529	Northeast Utilities		42,496
1,599	UGI Corp.		43,946
610	Wisconsin Energy Corp.		32,036
			137,681
	Total common stocks
	(cost $2,881,819)		$3,495,155

	Total long-term investments
	(cost $2,881,819)		$3,495,155

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $7,950,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010
	- 2040, value of $8,109)
$7,950	0.20%, 04/30/2010		$7,950
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $29,645,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $30,237)
29,645	0.20%, 04/30/2010		29,645
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $9,138, collateralized by
	FHLMC 6.00% - 6.50%, 2038, value of $9,321)
9,138	0.20%, 04/30/2010		9,138
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $18,505,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018
	- 2040, value of $18,911)
18,505	0.19%, 04/30/2010		18,505
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$128, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $131)
128	0.18%, 04/30/2010		128
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $10,838,
	collateralized by U.S. Treasury Note
	3.00%, 2017, value of $11,055)
10,838	0.20%, 04/30/2010		10,838
			76,204
	Total short-term investments
	(cost $76,204)		$76,204

	Total investments
	(cost $2,958,023) ▲	100.0%	$3,571,359
	Other assets and liabilities	–%	(1,754)
	Total net assets	100.0%	$3,569,605
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.9% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $2,973,397 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$631,158
Unrealized Depreciation	(33,196)
Net Unrealized Appreciation	$597,962

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$3,495,155	$3,495,155	$–	$–
Short-Term Investments	76,204	–	76,204	–
Total	$3,571,359	$3,495,155	$76,204	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,958,023)	$3,571,359
Cash	1
Receivables:
Investment securities sold	14,995
Fund shares sold	21,670
Dividends and interest	896
Other assets	175
Total assets	3,609,096
Liabilities:
Payables:
Investment securities purchased	33,269
Fund shares redeemed	5,016
Investment management fees	286
Administrative fees	1
Distribution fees	126
Accrued expenses	793
Total liabilities	39,491
Net assets	$3,569,605
Summary of Net Assets:
Capital stock and paid-in-capital	$3,255,595
Accumulated net investment loss	(4,764)
Accumulated net realized loss on investments and foreign currency transactions	(294,562)
Unrealized appreciation of investments	613,336
Net assets	$3,569,605

Shares authorized	660,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$19.97/$21.13
Shares outstanding	107,848
Net assets	$2,153,678
Class B: Net asset value per share	$17.39
Shares outstanding	8,394
Net assets	$145,943
Class C: Net asset value per share	$17.58
Shares outstanding	25,563
Net assets	$449,324
Class I: Net asset value per share	$20.06
Shares outstanding	18,848
Net assets	$378,046
Class R3: Net asset value per share	$21.65
Shares outstanding	118
Net assets	$2,547
Class R4: Net asset value per share	$21.71
Shares outstanding	895
Net assets	$19,428
Class R5: Net asset value per share	$21.77
Shares outstanding	705
Net assets	$15,344
Class Y: Net asset value per share	$21.79
Shares outstanding	18,599
Net assets	$405,295

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$14,675
Interest	72
Less: Foreign tax withheld	(8)
Total investment income	14,739

Expenses:
Investment management fees	10,843
Administrative services fees	10
Transfer agent fees	2,809
Distribution fees
Class A	2,411
Class B	713
Class C	1,998
Class R3	3
Class R4	13
Custodian fees	9
Accounting services fees	207
Registration and filing fees	101
Board of Directors' fees	24
Audit fees	30
Other expenses	382
Total expenses (before fees paid indirectly)	19,553
Commission recapture	(50)
Custodian fee offset	—
Total fees paid indirectly	(50)
Total expenses, net	19,503
Net Investment Loss	(4,764)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	148,223
Net realized gain on forward foreign currency contracts	5
Net realized loss on other foreign currency transactions	(5)
Net Realized Gain on Investments and Foreign Currency Transactions	148,223
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	467,747
Net unrealized appreciation of forward foreign currency contracts	3
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	467,747
Net Gain on Investments and Foreign Currency Transactions	615,970
Net Increase in Net Assets Resulting from Operations	$611,206

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment loss	$(4,764)	$(4,881)
Net realized gain (loss) on investments and foreign currency transactions	148,223	(386,014)
Net unrealized appreciation of investments and foreign currency transactions	467,747	638,618
Net Increase In Net Assets Resulting From Operations	611,206	247,723
Capital Share Transactions:
Class A	34,102	233,636
Class B	(20,581)	(67,140)
Class C	14,191	46,199
Class I	231,944	105,882
Class R3	1,705	647
Class R4	14,313	3,132
Class R5	14,171	671
Class Y	100,553	53,506
Net increase from capital share transactions	390,398	376,533
Net Increase In Net Assets	1,001,604	624,256
Net Assets:
Beginning of period	2,568,001	1,943,745
End of period	$3,569,605	$2,568,001
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(4,764)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford MidCap Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

12

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

k)	Additional Derivative Instrument(s) Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$5	$—	$5
Total	$—	$—	$—	$5	$—	$5

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	3	—	$3
Total	$—	$—	$—	$3	$—	$3

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$151,000
Long-Term Capital Gains *	—	363,122

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(427,410)
Unrealized Appreciation †	130,214
Total Accumulated Deficit	$(297,196)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$4,881
Accumulated Net Realized Gain	466
Paid-in-Capital	(5,347)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$44,738
2017	382,672
Total	$427,410

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

16

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.67%	1.37%	1.07%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,		October 31,	October 31,	October 31,	October 31,
	30, 2010	2009		2008	2007	2006	2005
Class A Shares	1.26%	1.34%		1.23%	1.21%	1.25%	1.28%
Class B Shares	2.06	2.10		2.00	1.98	2.01	2.06
Class C Shares	1.93	1.99		1.91	1.90	1.93	1.97
Class I Shares	0.96	1.02	*
Class R3 Shares	1.53	1.50	†
Class R4 Shares	1.20	1.18	†
Class R5 Shares	0.91	0.87	†
Class Y Shares	0.79	0.79		0.79	0.78	0.78	0.81

*	From February 27, 2009 (commencement of operations), through October 31, 2009.
†	From May 29, 2009 (commencement of operations), through October 31, 2009.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $3,302 and contingent deferred sales charges of $70 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $45. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $2,862 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,336,157
Sales Proceeds Excluding U.S. Government Obligations	943,664

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	13,007	—	(11,253)	—	1,754	45,416	—	(29,365)	—	16,051
Amount	$239,750	$—	$(205,648)	$—	$34,102	$647,073	$—	$(413,437)	$—	$233,636
Class B
Shares	113	—	(1,399)	—	(1,286)	1,885	—	(7,483)	—	(5,598)
Amount	$1,804	$—	$(22,385)	$—	$(20,581)	$23,439	$—	$(90,579)	$—	$(67,140)
Class C
Shares	3,090	—	(2,237)	—	853	8,741	—	(5,262)	—	3,479
Amount	$50,176	$—	$(35,985)	$—	$14,191	$111,182	$—	$(64,983)	$—	$46,199
Class I
Shares	12,992	—	(1,017)	—	11,975	7,392	—	(519)	—	6,873
Amount	$250,751	$—	$(18,807)	$—	$231,944	$114,329	$—	$(8,447)	$—	$105,882
Class R3
Shares	102	—	(20)	—	82	36	—	—	—	36
Amount	$2,148	$—	$(443)	$—	$1,705	$649	$—	$(2)	$—	$647
Class R4
Shares	770	—	(66)	—	704	208	—	(17)	—	191
Amount	$15,653	$—	$(1,340)	$—	$14,313	$3,447	$—	$(315)	$—	$3,132
Class R5
Shares	691	—	(25)	—	666	40	—	(1)	—	39
Amount	$14,700	$—	$(529)	$—	$14,171	$678	$—	$(7)	$—	$671
Class Y
Shares	9,370	—	(4,554)	—	4,816	7,357	—	(3,943)	—	3,414
Amount	$187,322	$—	$(86,769)	$—	$100,553	$112,080	$—	$(58,574)	$—	$53,506

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	315	$5,875
For the Year Ended October 31, 2009	2,783	$38,204

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

21

The Hartford MidCap Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$16.20	$(0.02)	$–	$3.79	$3.77	$–	$–	$–	$–	$3.77	$19.97
B	14.16	(0.08)	–	3.31	3.23	–	–	–	–	3.23	17.39
C	14.30	(0.07)	–	3.35	3.28	–	–	–	–	3.28	17.58
I	16.25	–	–	3.81	3.81	–	–	–	–	3.81	20.06
R3	17.58	(0.04)	–	4.11	4.07	–	–	–	–	4.07	21.65
R4	17.60	(0.02)	–	4.13	4.11	–	–	–	–	4.11	21.71
R5	17.62	–	–	4.15	4.15	–	–	–	–	4.15	21.77
Y	17.63	0.02	–	4.14	4.16	–	–	–	–	4.16	21.79

For the Year Ended October 31, 2009 (G)
A	14.55	(0.02)	–	1.67	1.65	–	–	–	–	1.65	16.20
B	12.81	(0.11)	–	1.46	1.35	–	–	–	–	1.35	14.16
C	12.93	(0.10)	–	1.47	1.37	–	–	–	–	1.37	14.30
I(H)	12.12	(0.01)	–	4.14	4.13	–	–	–	–	4.13	16.25
R3(I)	15.90	(0.05)	–	1.73	1.68	–	–	–	–	1.68	17.58
R4(I)	15.90	(0.02)	–	1.72	1.70	–	–	–	–	1.70	17.60
R5(I)	15.90	–	–	1.72	1.72	–	–	–	–	1.72	17.62
Y	15.75	0.06	–	1.82	1.88	–	–	–	–	1.88	17.63

For the Year Ended October 31, 2008 (G)
A	26.89	(0.02)	–	(8.25)	(8.27)	(0.11)	(3.96)	–	(4.07)	(12.34)	14.55
B	24.23	(0.16)	–	(7.30)	(7.46)	–	(3.96)	–	(3.96)	(11.42)	12.81
C	24.40	(0.14)	–	(7.37)	(7.51)	–	(3.96)	–	(3.96)	(11.47)	12.93
Y	28.74	0.08	–	(8.91)	(8.83)	(0.20)	(3.96)	–	(4.16)	(12.99)	15.75

For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	–	(4.02)	–	(4.02)	1.58	26.89
B	23.35	(0.13)	0.02	5.01	4.90	–	(4.02)	–	(4.02)	0.88	24.23
C	23.47	(0.11)	0.02	5.04	4.95	–	(4.02)	–	(4.02)	0.93	24.40
Y	26.68	0.28	0.03	5.77	6.08	–	(4.02)	–	(4.02)	2.06	28.74

For the Year Ended October 31, 2006
A	26.32	(0.03)	–	3.44	3.41	–	(4.42)	–	(4.42)	(1.01)	25.31
B	24.77	(0.22)	–	3.22	3.00	–	(4.42)	–	(4.42)	(1.42)	23.35
C	24.86	(0.20)	–	3.23	3.03	–	(4.42)	–	(4.42)	(1.39)	23.47
Y	27.42	0.08	–	3.60	3.68	–	(4.42)	–	(4.42)	(0.74)	26.68

For the Year Ended October 31, 2005
A	22.61	(0.05)	–	4.24	4.19	–	(0.48)	–	(0.48)	3.71	26.32
B	21.47	(0.24)	–	4.02	3.78	–	(0.48)	–	(0.48)	3.30	24.77
C	21.52	(0.22)	–	4.04	3.82	–	(0.48)	–	(0.48)	3.34	24.86
Y	23.43	0.07	–	4.40	4.47	–	(0.48)	–	(0.48)	3.99	27.42
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on February 27, 2009.
(I)	Commenced operations on May 29, 2009.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

23.27	%(E)	$2,153,678	1.26	%(F)	1.26	%(F)	1.26	%(F)	(0.25	)%(F)	33%
22.81	(E)	145,943	2.06	(F)	2.06	(F)	2.06	(F)	(1.04	) (F)	–
22.94	(E)	449,324	1.93	(F)	1.93	(F)	1.93	(F)	(0.93	) (F)	–
23.45	(E)	378,046	0.96	(F)	0.96	(F)	0.96	(F)	(0.07	) (F)	–
23.15	(E)	2,547	1.53	(F)	1.53	(F)	1.53	(F)	(0.65	) (F)	–
23.35	(E)	19,428	1.20	(F)	1.20	(F)	1.20	(F)	(0.32	) (F)	–
23.55	(E)	15,344	0.91	(F)	0.91	(F)	0.91	(F)	(0.11	) (F)	–
23.60	(E)	405,295	0.79	(F)	0.79	(F)	0.79	(F)	0.22	(F)	–

11.34		1,718,214	1.36		1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		2.11		(0.85)		–
10.60		353,413	2.01		2.01		2.01		(0.80)		–
34.08	(E)	111,661	1.03	(F)	1.03	(F)	1.03	(F)	(0.07	) (F)	–
10.57	(E)	638	1.50	(F)	1.50	(F)	1.50	(F)	(0.70	) (F)	–
10.69	(E)	3,354	1.18	(F)	1.18	(F)	1.18	(F)	(0.28	) (F)	–
10.82	(E)	693	0.88	(F)	0.88	(F)	0.88	(F)	(0.01	) (F)	–
11.94		242,996	0.81		0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.79		0.36		–

25.96	(J)	2,205,026	1.22		1.22		1.22		0.20		76
24.98	(J)	454,927	1.99		1.99		1.99		(0.52)		–
25.08	(J)	528,342	1.91		1.91		1.91		(0.44)		–
26.50	(J)	134,914	0.79		0.79		0.79		0.73		–

14.84		1,837,361	1.27		1.27		1.27		(0.13)		84
13.97		449,488	2.04		2.04		2.04		(0.90)		–
14.06		499,039	1.96		1.96		1.96		(0.82)		–
15.31		184,149	0.81		0.81		0.81		0.33		–

18.85		1,677,327	1.30		1.30		1.30		(0.20)		74
17.92		464,175	2.08		2.08		2.08		(0.98)		–
18.07		499,502	1.99		1.99		1.99		(0.89)		–
19.40		139,273	0.83		0.83		0.83		0.26		–

23

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

25

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,232.70	$6.98	$1,000.00	$1,018.55	$6.31	1.26%	181	365
Class B	$1,000.00	$1,228.10	$11.38	$1,000.00	$1,014.58	$10.29	2.06	181	365
Class C	$1,000.00	$1,229.40	$10.67	$1,000.00	$1,015.22	$9.64	1.93	181	365
Class I	$1,000.00	$1,234.50	$5.32	$1,000.00	$1,020.03	$4.81	0.96	181	365
Class R3	$1,000.00	$1,231.50	$8.47	$1,000.00	$1,017.21	$7.65	1.53	181	365
Class R4	$1,000.00	$1,233.50	$6.65	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R5	$1,000.00	$1,235.50	$5.04	$1,000.00	$1,020.28	$4.56	0.91	181	365
Class Y	$1,000.00	$1,236.00	$4.38	$1,000.00	$1,020.88	$3.96	0.79	181	365

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-MC10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford MidCap Value Fund

The Hartford MidCap Value Fund

The Hartford MidCap Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 4/30/01 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
MidCap Value A#	26.39%	53.32%	5.95%	6.59%
MidCap Value A##		44.89%	4.76%	5.92%
MidCap Value B#	25.78%	52.19%	5.20%	NA*
MidCap Value B##		47.19%	4.93%	NA*
MidCap Value C#	25.84%	52.12%	5.15%	5.81%
MidCap Value C##		51.12%	5.15%	5.81%
MidCap Value Y#	26.67%	53.86%	6.40%	7.06%
Russell 2500 Value Index	29.13%	52.56%	5.11%	8.20%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Manager
James N. Mordy
Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 26.39%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the Russell 2500 Value Index, which returned 29.13% for the same period. The Fund outperformed the 23.08% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets posted positive results during the period, as the economy gained momentum due to significant government stimulus, low interest rates and a rebound in corporate earnings off the March 2009 market lows. In addition, consumer confidence has increased. During the period, small-cap stocks (28%) outperformed mid-cap stocks (26%) and large-cap stocks (17%), as measured by the Russell 2000, Russell MidCap, and Russell 1000 indices, respectively. Value stocks (29%) significantly outpaced growth stocks (26%) during the period, as measured by the Russell 2500 MidCap Value and Russell 2500 MidCap Growth indices. Within the Russell 2500 Value Index, all sectors posted positive returns with Consumer Discretionary, Materials, and Telecom & Media leading the way.

The Fund’s relative underperformance versus its benchmark, was primarily driven by weak stock selection within Financials, Materials and Consumer Staples, which overshadowed strong positive stock selection within Health Care, Industrials, and Energy. One negative factor was our bias towards stocks with larger market capitalization, on average, than the benchmark during a period of small-cap stock leadership. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security

2

selection, was a modest detractor from relative returns, particularly with respect to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Health Care.

The largest detractors from relative returns included Everest RE (Financials), McAfee (Information Technology), and Dean Foods (Consumer Staples). Shares of insurer Everest RE declined due to several catastrophic losses in the first quarter of 2010 which included the Chilean earthquake, the European windstorm Xynthia, and several storms in Australia. Security software company McAfee’s shares declined in the wake of recent disappointing results. We eliminated our position in the stock near the end of the period. Shares of food and beverage company Dean Foods declined as company management revealed unanticipated margin pressure on their branded retail milk business, which was caused by increased retailer discounting of private label milk in an effort to drive customer traffic. A notable detractor from absolute (i.e. total return) returns was Solar Cayman (Financials).

The largest contributors to absolute and benchmark-relative performance included Impax Labs (Health Care), Buck Holdings (Consumer Discretionary), and Delta Airlines (Industrials). Shares of Impax Labs, a generic and specialty pharmaceutical company, benefited from strong launches of two generic drugs (Adderall XR and Flomax). Buck Holdings is our private investment in retailer Dollar General. The company completed a successful initial public offering during the period and management continues to execute its turnaround plan in a favorable environment for discounters. Shares of global airline company Delta Airlines rose during the period on a resurgence in higher-margin business travel as confidence in the economic recovery has improved. We held positions in these three stocks at the end of the period.

What is the outlook?

There is broad-based momentum in the U.S. economy at present, and GDP growth is likely to sustain a higher pace over the balance of the year than we were anticipating six months ago. Manufacturing activity has rebounded along with a turn in the inventory cycle, consumer spending has lifted along with confidence in the job market, and business investment has been buoyed by the remarkable profits recovery. The debt crises in Europe reminds us of the fragile underpinnings of the global economic order, in that too much of the developed world refuses to tackle much-needed deleveraging. We have merely bought time, by shifting the debt around from the private to the public sector, but ultimately the fiscal adjustments will be a headwind for growth. The events in Europe will likely lead to a stronger dollar, some easing of commodity prices, and a Federal Reserve funds rate that will stay lower for longer. We also have concerns about whether China can sustain its very rapid pace of growth, and the impact in the U.S. of higher taxes and less fiscal stimulus in 2011. In recent months we have had a slightly defensive bias in our portfolio transactions, reflecting our sense that economic momentum might be nearing a peak and that valuations in many cyclical stocks were discounting a strong recovery. For the entire period we were net buyers of Industrials, Utilities and Consumer Staples, while we were net sellers of Technology, Consumer Discretionary and Health Care stocks. At the end of the period, we were most overweight in Industrials and Health Care and most underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials and Utilities, relative to the benchmark.

At a meeting held on May 4, 2010, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of The Hartford Select SmallCap Value Fund, a series of the Company, into the Fund, another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about July 30, 2010 or on such date as the officers of the Company determine (the “Closing Date”).

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	3.1%
Capital Goods (Industrials)	12.4
Consumer Durables & Apparel (Consumer Discretionary)	5.5
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	9.2
Energy (Energy)	7.1
Food, Beverage & Tobacco (Consumer Staples)	3.3
Health Care Equipment & Services (Health Care)	4.8
Insurance (Financials)	8.7
Materials (Materials)	8.9
Media (Consumer Discretionary)	3.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.1
Real Estate (Financials)	4.4
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	0.8
Technology Hardware & Equipment (Information Technology)	5.6
Transportation (Industrials)	3.4
Utilities (Utilities)	5.9
Short-Term Investments	2.8
Other Assets and Liabilities	(0.5)
Total	100.0%

3

The Hartford MidCap Value Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4%
	Banks - 2.8%
56	Beneficial Mutual Bancorp, Inc. ●	$557
74	Comerica, Inc.	3,087
190	Huntington Bancshares, Inc.	1,289
80	Susquehanna Bancshares, Inc.	867
62	Umpqua Holdings Corp.	932
		6,732
	Capital Goods - 12.4%
50	AGCO Corp. ●	1,751
67	AMETEK, Inc.	2,876
163	Barnes Group, Inc.	3,388
39	Dover Corp.	2,016
38	Esterline Technologies Corp. ●	2,137
109	Pentair, Inc.	3,945
42	Teledyne Technologies, Inc. ●	1,831
117	Terex Corp. ●	3,111
118	Textron, Inc.	2,695
75	Thomas & Betts Corp. ●	3,137
40	URS Corp. ●	2,033
		28,920
	Consumer Durables & Apparel - 5.5%
97	Mattel, Inc.	2,236
120	MDC Holdings, Inc.	4,596
142	Toll Brothers, Inc. ●	3,205
31	V.F. Corp.	2,714
		12,751
	Consumer Services - 0.9%
542	Thomas Cook Group plc	2,055

	Diversified Financials - 9.2%
30	Affiliated Managers Group, Inc. ●	2,483
103	Ameriprise Financial, Inc.	4,766
134	Invesco Ltd.	3,078
288	PHH Corp. ●	6,526
74	Solar Capital Ltd. ⌂†	1,560
182	Solar Cayman Ltd. ⌂●†	80
152	TD Ameritrade Holding Corp. ●	3,045
		21,538
	Energy - 7.1%
85	Cie Gen Geophysique SP ADR ●	2,549
104	Cobalt International Energy ●	1,194
42	Consol Energy, Inc.	1,859
37	ENSCO International plc	1,764
70	Newfield Exploration Co. ●	4,073
20	Noble Energy, Inc.	1,559
41	Overseas Shipholding Group, Inc.	2,037
84	SBM Offshore N.V.	1,657
		16,692
	Food, Beverage & Tobacco - 3.3%
7	BRF Brasil Foods S.A. ADR	88
25	Bunge Ltd. Finance Corp.	1,345
145	Dean Foods Co. ●	2,273
154	Perdigao S.A.	2,018
445	PureCircle Ltd. ●	2,043
		7,767
	Health Care Equipment & Services - 4.8%
39	Amedisys, Inc. ●	2,257
122	Amerisource Bergen Corp.	3,752
126	CIGNA Corp.	4,049
79	Team Health Holdings ●	1,248
		11,306
	Insurance - 8.7%
37	Everest Re Group Ltd.	2,813
63	Fidelity National Financial, Inc.	958
32	First American Financial Corp.	1,099
8	PartnerRe Ltd.	636
75	Platinum Underwriters Holdings Ltd.	2,772
95	Principal Financial Group, Inc.	2,773
91	Reinsurance Group of America, Inc.	4,701
189	Unum Group	4,625
		20,377
	Materials - 8.9%
34	Agrium U.S., Inc.	2,103
57	FMC Corp.	3,653
42	Greif, Inc.	2,474
103	Methanex Corp.	2,378
97	Nalco Holding Co.	2,392
105	Owens-Illinois, Inc. ●	3,710
461	Rexam plc	2,271
53	Sino Forest Corp. ■●	943
48	Sino Forest Corp. Class A ●	846
		20,770
	Media - 3.2%
188	CBS Corp. Class B	3,041
253	Virgin Media, Inc.	4,445
		7,486
	Pharmaceuticals, Biotechnology & Life Sciences - 3.1%
54	Endo Pharmaceuticals Holdings, Inc. ●	1,185
279	Impax Laboratories, Inc. ●	5,048
50	Theravance, Inc. ●	832
		7,065
	Real Estate - 4.4%
45	AMB Property Corp.	1,242
109	BR Malls Participacoes S.A. ●	1,378
321	BR Properties S.A.	2,299
460	Chimera Investment Corp.	1,872
66	Iguatemi Emp de Shopping	1,095
104	Multiplan Empreendimentos Imobiliarios S.A.	1,812
27	Piedmont Office Realty Trust, Inc.	547
		10,245
	Retailing - 4.7%
77	American Eagle Outfitters, Inc.	1,301
54	AnnTaylor Stores Corp. ●	1,174
2,375	Buck Holdings L.P. ⌂●†	5,547
53	Ross Stores, Inc.	2,951
		10,973
	Semiconductors & Semiconductor Equipment - 2.7%
35	Linear Technology Corp.	1,058
52	Teradyne, Inc. ●	636
142	Varian Semiconductor Equipment Associates, Inc. ●	4,672
		6,366
	Software & Services - 0.8%
30	BMC Software, Inc. ●	1,173
20	Check Point Software Technologies Ltd. ADR ●	712
		1,885

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Technology Hardware & Equipment - 5.6%
185	Arrow Electronics, Inc. ●		$5,636
322	Flextronics International Ltd. ●		2,493
51	JDS Uniphase Corp. ●		657
4,043	Kingboard Laminates Holdings		4,295
			13,081
	Transportation - 3.4%
474	Delta Air Lines, Inc. ●		5,725
66	J.B. Hunt Transport Services, Inc.		2,422
			8,147
	Utilities - 5.9%
322	N.V. Energy, Inc.		4,023
121	Northeast Utilities		3,349
74	UGI Corp.		2,020
71	Westar Energy, Inc.		1,691
49	Wisconsin Energy Corp.		2,594
			13,677
	Total common stocks
	(cost $185,974)		$227,833

PREFERRED STOCKS - 0.3%
	Banks - 0.3%
23	Popular, Inc. ۞		$766

	Total preferred stocks
	(cost $585)		$766

	Total long-term investments
	(cost $186,559)		$228,599

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.8%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $683,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $696)
$683	0.20%, 04/30/2010		$683
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,545,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $2,596)
2,545	0.20%, 04/30/2010		2,545
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $784, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $800)
784	0.20%, 04/30/2010		784
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,589,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $1,623)
1,589	0.19%, 04/30/2010		1,589
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$11, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $11)
11	0.18%, 04/30/2010		11
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $930, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of $949)
930	0.20%, 04/30/2010		930
			6,542
	Total short-term investments
	(cost $6,542)		$6,542

	Total investments
	(cost $193,101) ▲	100.5%	$235,141
	Other assets and liabilities	(0.5)%	(1,087)
	Total net assets	100.0%	$234,054

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.7% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $198,992 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$47,109
Unrealized Depreciation	(10,960)
Net Unrealized Appreciation	$36,149

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $7,187, which represents 3.07% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $943, which represents 0.40% of total net assets.

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

۞	Convertible security.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$2,031
03/2007	74	Solar Capital Ltd.	2,239
03/2007	182	Solar Cayman Ltd.	135

The aggregate value of these securities at April 30, 2010 was $7,187 which represents 3.07% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$37	$37	05/04/10	$–
British Pound (Buy)	25	25	05/06/10	–
British Pound (Buy)	6	6	05/05/10	–
Canadian Dollar (Buy)	4	4	05/03/10	–
Canadian Dollar (Buy)	72	72	05/04/10	–
Canadian Dollar (Buy)	72	72	05/05/10	–
Euro (Buy)	4	4	05/03/10	–
Euro (Buy)	2	2	05/04/10	–
Hong Kong Dollar (Buy)	12	12	05/03/10	–
Hong Kong Dollar (Buy)	6	6	05/04/10	–
				$–

╪ See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Common Stocks
Banks	$6,732	$6,732	$–	$–
Capital Goods	28,920	28,920	–	–
Consumer Durables & Apparel	12,751	12,751	–	–
Consumer Services	2,055	–	2,055	–
Diversified Financials	21,538	19,898	–	1,640
Energy	16,692	15,035	1,657	–
Food, Beverage & Tobacco	7,767	7,767	–	–
Health Care Equipment & Services	11,306	11,306	–	–
Insurance	20,377	20,377	–	–
Materials	20,770	18,499	2,271	–
Media	7,486	7,486	–	–
Pharmaceuticals, Biotechnology & Life Sciences	7,065	7,065	–	–
Real Estate	10,245	10,245	–	–
Retailing	10,973	5,426	–	5,547
Semiconductors & Semiconductor Equipment	6,366	6,366	–	–
Software & Services	1,885	1,885	–	–
Technology Hardware & Equipment	13,081	8,786	4,295	–
Transportation	8,147	8,147	–	–
Utilities	13,677	13,677	–	–
Total	227,833	210,368	10,278	7,187
Preferred Stocks	766	766	–	–
Short-Term Investments	6,542	–	6,542	–
Total	$235,141	$211,134	$16,820	$7,187
Forward Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Forward Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

w	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3	Level 3	2010
Assets:
Common Stock	$4,461	$(347)	$3,125	*	$2,238	$(2,290)	$—	$—	$7,187
Total	$4,461	$(347)	$3,125		$2,238	$(2,290)	$—	$—	$7,187

*	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $3,125.

 The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $193,101)	$235,141
Cash	126
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Investment securities sold	2,691
Fund shares sold	392
Dividends and interest	198
Other assets	76
Total assets	238,624
Liabilities:
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investment securities purchased	4,099
Fund shares redeemed	313
Investment management fees	21
Distribution fees	10
Accrued expenses	127
Total liabilities	4,570
Net assets	$234,054
Summary of Net Assets:
Capital stock and paid-in-capital	$262,123
Accumulated net investment loss	(156)
Accumulated net realized loss on investments and foreign currency transactions	(69,953)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	42,040
Net assets	$234,054

Shares authorized	300,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.57/$11.19
Shares outstanding	15,019
Net assets	$158,688
Class B: Net asset value per share	$9.71
Shares outstanding	1,960
Net assets	$19,041
Class C: Net asset value per share	$9.69
Shares outstanding	2,921
Net assets	$28,303
Class Y: Net asset value per share	$11.07
Shares outstanding	2,532
Net assets	$28,022

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,495
Interest	2
Less: Foreign tax withheld	(16)
Total investment income	1,481
Expenses:
Investment management fees	823
Transfer agent fees	295
Distribution fees
Class A	178
Class B	107
Class C	128
Custodian fees	11
Accounting services fees	15
Registration and filing fees	21
Board of Directors' fees	3
Audit fees	5
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	1,624
Expense waivers	(74)
Transfer agent fee waivers	(21)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(98)
Total expenses, net	1,526
Net Investment Loss	(45)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	9,329
Net realized gain on forward foreign currency contracts	20
Net realized loss on other foreign currency transactions	(15)
Net Realized Gain on Investments and Foreign Currency Transactions	9,334
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	38,067
Net unrealized depreciation of forward foreign currency contracts	(2)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	38,069
Net Gain on Investments and Foreign Currency Transactions	47,403
Net Increase in Net Assets Resulting from Operations	$47,358

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income (loss)	$(45)	$800
Net realized gain (loss) on investments and foreign currency transactions	9,334	(45,736)
Net unrealized appreciation of investments and foreign currency transactions	38,069	84,118
Net Increase In Net Assets Resulting From Operations	47,358	39,182
Distributions to Shareholders:
From net investment income
Class A	(124)	(406)
Class Y	(44)	(84)
Total distributions	(168)	(490)
Capital Share Transactions:
Class A	(1,517)	(27,796)
Class B	(7,765)	(7,929)
Class C	(580)	(6,203)
Class Y	15,629	(396)
Net increase (decrease) from capital share transactions	5,767	(42,324)
Net Increase (Decrease) In Net Assets	52,957	(3,632)
Net Assets:
Beginning of period	181,097	184,729
End of period	$234,054	$181,097
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(156)	$57

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

11

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

j)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$–	Unrealized depreciation on forward	$–
	foreign currency contracts		foreign currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

14

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$20	$—	$20
Total	$—	$—	$—	$20	$—	$20

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(2)	—	$(2)
Total	$—	$—	$—	$(2)	$—	$(2)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$490	$10,962
Long-Term Capital Gains *	—	63,087

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$57
Accumulated Capital Losses *	(73,396)
Unrealized Depreciation †	(1,920)
Total Accumulated Deficit	$(75,259)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(253)
Accumulated Net Realized Gain	311
Paid-in-Capital	(58)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$31,355
2017	42,041
Total	$73,396

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

16

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007	2006	2005
Class A Shares	1.35%	1.20%	1.39%	1.39%	1.39%	1.38%
Class B Shares	2.10	1.76	2.05	2.15	2.14	2.13
Class C Shares	2.10	2.01	2.14	2.09	2.14	2.13
Class Y Shares	0.89	0.89	0.91	0.89	0.93	0.94

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $162 and contingent deferred sales charges of $3 from the Fund.

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $10. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $297 for providing such services. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37

5.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$57,396
Sales Proceeds Excluding U.S. Government Obligations	54,614

18

6.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,508	13	(1,721)	—	(200)	875	64	(5,325)	—	(4,386)
Amount	$14,903	$120	$(16,540)	$—	$(1,517)	$6,905	$396	$(35,097)	$—	$(27,796)
Class B
Shares	25	—	(886)	—	(861)	34	—	(1,246)	—	(1,212)
Amount	$228	$—	$(7,993)	$—	$(7,765)	$228	$—	$(8,157)	$—	$(7,929)
Class C
Shares	282	—	(354)	—	(72)	88	—	(1,143)	—	(1,055)
Amount	$2,555	$—	$(3,135)	$—	$(580)	$661	$—	$(6,864)	$—	$(6,203)
Class Y
Shares	1,586	4	(61)	—	1,529	502	13	(673)	—	(158)
Amount	$16,204	$44	$(619)	$—	$15,629	$3,839	$84	$(4,319)	$—	$(396)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	404	$4,000
For the Year Ended October 31, 2009	248	$1,962

7.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

19

The Hartford MidCap Value Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$8.37	$–	$–	$2.21	$2.21	$(0.01)	$–	$–	$(0.01)	$2.20	$10.57
B	7.72	(0.03)	–	2.02	1.99	–	–	–	–	1.99	9.71
C	7.70	(0.03)	–	2.02	1.99	–	–	–	–	1.99	9.69
Y	8.77	0.03	–	2.31	2.34	(0.04)	–	–	(0.04)	2.30	11.07

For the Year Ended October 31, 2009
A	6.53	0.04	–	1.82	1.86	(0.02)	–	–	(0.02)	1.84	8.37
B	6.03	0.01	–	1.68	1.69	–	–	–	–	1.69	7.72
C	6.03	(0.01)	–	1.68	1.67	–	–	–	–	1.67	7.70
Y	6.88	0.05	–	1.91	1.96	(0.07)	–	–	(0.07)	1.89	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	–	(5.81)	(5.79)	–	(2.48)	–	(2.48)	(8.27)	6.53
B	13.95	(0.05)	–	(5.39)	(5.44)	–	(2.48)	–	(2.48)	(7.92)	6.03
C	13.96	(0.06)	–	(5.39)	(5.45)	–	(2.48)	–	(2.48)	(7.93)	6.03
Y	15.39	0.05	–	(6.08)	(6.03)	–	(2.48)	–	(2.48)	(8.51)	6.88

For the Year Ended October 31, 2007
A	14.57	–	–	2.14	2.14	–	(1.91)	–	(1.91)	0.23	14.80
B	13.93	(0.11)	–	2.04	1.93	–	(1.91)	–	(1.91)	0.02	13.95
C	13.93	(0.10)	–	2.04	1.94	–	(1.91)	–	(1.91)	0.03	13.96
Y	15.00	0.14	0.02	2.14	2.30	–	(1.91)	–	(1.91)	0.39	15.39

For the Year Ended October 31, 2006
A	13.29	0.01	–	2.59	2.60	–	(1.32)	–	(1.32)	1.28	14.57
B	12.85	(0.10)	–	2.50	2.40	–	(1.32)	–	(1.32)	1.08	13.93
C	12.85	(0.10)	–	2.50	2.40	–	(1.32)	–	(1.32)	1.08	13.93
Y	13.59	0.08	–	2.65	2.73	–	(1.32)	–	(1.32)	1.41	15.00

For the Year Ended October 31, 2005
A	12.89	(0.04)	–	1.41	1.37	–	(0.97)	–	(0.97)	0.40	13.29
B	12.59	(0.14)	–	1.37	1.23	–	(0.97)	–	(0.97)	0.26	12.85
C	12.59	(0.15)	–	1.38	1.23	–	(0.97)	–	(0.97)	0.26	12.85
Y	13.11	0.01	–	1.44	1.45	–	(0.97)	–	(0.97)	0.48	13.59

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

26.39	%(E)	$158,688	1.44	%(F)	1.35	%(F)	1.35	%(F)	0.09	%(F)	27%
25.78	(E)	19,041	2.33	(F)	2.10	(F)	2.10	(F)	(0.64	) (F)	–
25.84	(E)	28,303	2.14	(F)	2.10	(F)	2.10	(F)	(0.66	) (F)	–
26.67	(E)	28,022	0.90	(F)	0.90	(F)	0.90	(F)	0.53	(F)	–

28.63		127,459	1.60		1.21		1.21		0.65		52
28.03		21,782	2.53		1.78		1.78		0.09		–
27.69		23,058	2.28		2.02		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		1.40		0.15		52
(46.64)		24,329	2.31		2.06		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.92		0.64		–

16.72	(G)	311,227	1.39		1.39		1.39		–		46
15.86	(G)	60,957	2.23		2.15		2.15		(0.75)		–
15.94	(G)	63,292	2.10		2.10		2.10		(0.70)		–
17.38	(G)	1,961	0.89		0.89		0.89		0.70		–

21.37		305,002	1.45		1.40		1.40		0.06		40
20.46		62,580	2.28		2.15		2.15		(0.69)		–
20.45		63,302	2.16		2.15		2.15		(0.69)		–
21.90		31,100	0.94		0.94		0.94		0.48		–

11.31		280,662	1.49		1.40		1.40		(0.31)		49
10.40		59,350	2.33		2.15		2.15		(1.06)		–
10.40		61,194	2.19		2.15		2.15		(1.06)		–
11.76		39,965	0.96		0.96		0.96		0.13		–

21

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

23

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,263.90	$7.58	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class B	$1,000.00	$1,257.80	$11.76	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,258.40	$11.76	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class Y	$1,000.00	$1,266.70	$5.06	$1,000.00	$1,020.33	$4.51	0.90	181	365

25

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-MCV10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Money Market Fund

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT- 8.8%
	Finance and Insurance - 8.8%
	Barclays Bank plc (New York Branch)
$4,000	0.20%, 05/27/2010	$4,000
3,000	0.28%, 07/19/2010	3,000
6,750	0.48%, 09/07/2010 Δ	6,750
	BNP Paribas Finance
5,250	0.22%, 06/08/2010	5,250
6,500	0.23%, 05/19/2010	6,500
3,250	0.26%, 07/16/2010	3,250
	Deutsche Bank
5,500	0.22%, 06/08/2010	5,500
5,750	0.25%, 07/08/2010	5,750
	Rabobank USA
4,250	0.24%, 05/03/2010	4,250
	Svenska Handelsbanken, Inc.
3,750	0.21%, 06/10/2010	3,750
3,750	0.32%, 09/20/2010	3,750
	Toronto-Dominion Holdings
7,500	0.26%, 07/14/2010	7,500
		59,250
	Total certificates of deposit
	(cost $59,250)	$59,250

COMMERCIAL PAPER - 50.1%
	Beverage and Tobacco Product Manufacturing - 2.1%
	Coca Cola Co.
$4,750	0.20%, 06/24/2010 ■ ○	$4,748
4,250	0.22%, 05/11/2010 ○	4,250
4,750	0.24%, 07/12/2010 ○	4,748
		13,746
	Chemical Manufacturing - 1.6%
	Export Development Canada
4,000	0.17%, 05/26/2010 - 06/10/2010 ○	3,999
3,750	0.19%, 05/17/2010 ○	3,750
3,000	0.21%, 07/15/2010 ○	2,999
		10,748
	Computer and Electrical Products Manufacturing - 1.3%
	Microsoft Corp.
3,000	0.14%, 05/10/2010 ○	3,000
5,750	0.17%, 05/13/2010 ○	5,749
		8,749
	Finance and Insurance - 30.5%
	Australia & New Zealand Banking Group Ltd.
5,250	0.25%, 06/28/2010 ■ ○	5,248
5,000	0.26%, 08/09/2010 ■ ○	4,996
	Bank of America Corp.
4,000	0.23%, 06/07/2010 ○	3,999
3,750	0.26%, 07/12/2010 ○	3,748
	Bank of Nova Scotia
4,000	0.19%, 05/21/2010 ○	4,000
2,750	0.25%, 06/29/2010 ○	2,749
4,000	0.26%, 07/09/2010 ○	3,998
3,000	0.30%, 08/19/2010 ○	2,997
	Cafco LLC
4,000	0.19%, 05/18/2010 ■ ○	4,000
	Commonwealth Bank of Australia
2,250	0.19%, 05/17/2010 ○	2,250
5,750	0.20%, 06/04/2010 ○	5,749
2,250	0.21%, 05/24/2010 ○	2,250
	Falcon Asset Securitization Co.
3,750	0.20%, 05/06/2010 ■ ○	3,750
3,250	0.21%, 05/26/2010 ■ ○	3,249
4,750	0.22%, 06/18/2010 ■ ○	4,749
3,250	0.25%, 07/19/2010 ■ ○	3,248
	JP Morgan Chase Funding, Inc.
3,250	0.23%, 07/14/2010 ○	3,248
	Kreditanstalt fuer Wiederaufbau
4,750	0.17%, 05/17/2010 ■ ○	4,750
3,500	0.21%, 06/04/2010 ■ ○	3,499
8,750	0.25%, 07/13/2010 - 07/28/2010 ■ ○	8,745
	Nordea North America
4,000	0.21%, 05/06/2010 ○	4,000
3,000	0.30%, 07/16/2010 ○	2,998
	Old Line Funding LLC
4,000	0.20%, 06/10/2010 ■ ○	3,999
2,750	0.22%, 05/12/2010 ■ ○	2,750
3,500	0.25%, 07/20/2010 ■ ○	3,498
3,250	0.28%, 07/16/2010 ■ ○	3,248
	Queensland Treasury Corp.
7,500	0.21%, 07/06/2010 ○	7,497
	Rabobank USA
2,500	0.23%, 07/06/2010 ○	2,499
	Royal Bank of Canada
5,000	0.23%, 07/19/2010 ○	4,998
2,500	0.28%, 08/30/2010 ○	2,498
	Sheffield Receivables Corp.
4,000	0.19%, 06/09/2010 ○	3,999
2,750	0.21%, 05/24/2010 ○	2,750
3,250	0.23%, 06/08/2010 ○	3,249
4,000	0.26%, 07/08/2010 ○	3,998
	Societe De Prise Participation
6,750	0.21%, 05/20/2010 ○	6,749
3,750	0.27%, 08/12/2010 ○	3,747
	Societe Generale NA
4,250	0.19%, 05/12/2010 ○	4,250
4,250	0.23%, 06/07/2010 ○	4,249
	State Street Corp.
4,000	0.20%, 06/03/2010 ○	3,999
2,500	0.23%, 06/21/2010 ○	2,499
4,000	0.24%, 07/07/2010 ○	3,998
4,500	0.26%, 08/03/2010 ○	4,497
	Straight-A Funding LLC
4,000	0.18%, 05/07/2010 ■ ○	4,000
3,750	0.19%, 05/17/2010 ■ ○	3,750
3,500	0.20%, 06/07/2010 ■ ○	3,499
3,750	0.22%, 06/16/2010 ■ ○	3,749
2,500	0.25%, 07/01/2010 ■ ○	2,499
	Svenska Handelsbanken, Inc.
3,750	0.20%, 06/01/2010 ○	3,749
	U.S. Bank National Association
2,750	0.19%, 06/14/2010 ○	2,749
	Westpac Banking Corp.
2,000	0.22%, 06/08/2010 ■ ○	2,000
4,250	0.23%, 05/05/2010 ■ ○	4,250
5,000	0.26%, 09/17/2010 ■ Δ	5,002
	Yorktown Capital LLC
3,000	0.21%, 05/03/2010 ■ ○	3,000
		205,438

The accompanying notes are an integral part of these financial statements.

2

The Hartford Money Market Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER - 50.1% - (continued)
	Foreign Governments - 6.4%
	British Columbia (Province of)
$7,250	0.21%, 06/18/2010 ○	$7,248
	Canada (Government of)
2,250	0.17%, 05/17/2010 ○	2,250
	Ontario (Province of)
4,150	0.12%, 05/03/2010 ○	4,150
7,500	0.19%, 06/28/2010 ○	7,498
4,500	0.21%, 06/01/2010 ○	4,499
	Quebec (Province of)
4,000	0.12%, 05/03/2010 ■ ○	4,000
5,500	0.18%, 05/21/2010 ■ ○	5,499
7,500	0.23%, 06/29/2010 ■ ○	7,497
		42,641
	Health Care and Social Assistance - 3.2%
	Abbott Laboratories
6,750	0.18%, 05/07/2010 ■ ○	6,750
3,500	0.19%, 05/11/2010 ■ ○	3,500
	Merck & Co., Inc.
3,750	0.19%, 06/02/2010 ○	3,749
7,550	0.22%, 06/24/2010 ○	7,547
		21,546
	Motor Vehicle & Parts Manufacturing - 0.6%
	Walmart Stores
4,000	0.17%, 05/04/2010 ○	4,000

	Other Electrical Equipment - 1.7%
	General Electric Co.
3,750	0.16%, 05/03/2010 ○	3,750
7,500	0.20%, 06/22/2010 ○	7,498
		11,248
	Petroleum and Coal Products Manufacturing - 1.7%
	Conocophillips
4,750	0.17%, 05/06/2010 ■ ○	4,750
2,500	0.19%, 05/14/2010 ■ ○	2,500
4,250	0.20%, 06/15/2010 ■ ○	4,249
		11,499
	Soap, Cleaning Compound, Toiletries Manufacturing -1.0%
	Colgate-Palmolive Co.
4,000	0.18%, 05/04/2010 ○	4,000
	Procter & Gamble
2,750	0.19%, 05/10/2010 ■ ○	2,750
		6,750
	Total commercial paper
	(cost $336,365)	$336,365

CORPORATE NOTES - 13.7%
	Finance and Insurance - 13.7%
	Goldman Sachs Group, Inc.
$3,684	0.39%, 06/28/2010 Δ	$3,685
4,000	0.59%, 06/28/2010 Δ	4,002
	International Bank for Reconstruction & Development
7,500	0.17%, 05/14/2010 ○	7,500
3,250	0.20%, 06/01/2010 ○	3,249
5,000	0.21%, 06/09/2010 ○	4,999
7,250	0.25%, 06/29/2010 ○	7,247
	JP Morgan Chase & Co.
8,250	0.30%, 05/07/2010 Δ	8,250
	Met Life Global Funding I
6,800	0.86%, 09/17/2010 ■ Δ	6,811
	Morgan Stanley
7,750	0.35%, 05/07/2010 Δ	7,750
	Rabobank Netherlands
8,457	0.65%, 05/19/2010 ■ Δ	8,459
	Royal Bank of Canada
6,250	0.27%, 06/08/2010 Δ	6,250
	US Bancorp
8,667	0.32%, 05/28/2010 Δ	8,667
	Wachovia Bank NA
4,000	1.15%, 05/14/2010 Δ	4,001
	Wachovia Corp.
4,750	0.39%, 07/26/2010 Δ	4,751
	Wells Fargo & Co.
5,750	0.47%, 08/20/2010 Δ	5,753
		91,374
	Total corporate notes
	(cost $91,374)	$91,374

OTHER POOLS AND FUNDS - 0.0%
4	JP Morgan U.S. Government Money Market Fund	$4
–	State Street Bank U.S. Government Money Market Fund	–
–	Wells Fargo Advantage Government Money Market Fund	–

	Total time deposits
	(cost $4)	$4

REPURCHASE AGREEMENTS - 0.7%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 05/03/2010 in
	the amount of $2,087, collateralized
	by U.S. Treasury Bond 5.25%, 2029,
	U.S. Treasury Note 0.88%, 2011, value of $2,146)
$2,087	0.18% dated 04/30/2010	$2,087
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/03/2010 in the amount of $841,
	collateralized by U.S. Treasury Note
	1.25% - 1.50%, 2010, value of $858)
841	0.18% dated 04/30/2010	841
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,064,
	collateralized by U.S. Treasury Note
	1.75% - 3.00%, 2014 - 2017, value of $2,105)
2,064	0.19% dated 04/30/2010	2,064

	Total repurchase agreements
	(cost $4,992)	$4,992

U.S. GOVERNMENT AGENCIES - 16.6%
	Federal Home Loan Bank - 5.5%
$7,000	0.16%, 05/25/2010 ○	$6,999

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 16.6% - (continued)
	Federal Home Loan Bank - 5.5% - (continued)
$21,490	0.17%, 05/07/2010 - 06/18/2010 ○		$21,487
8,750	0.19%, 06/16/2010 - 07/14/2010 ○		8,747
			37,233

	Federal Home Loan Mortgage Corp. - 5.7%
6,000	0.15%, 05/24/2010 ○		6,000
17,500	0.17%, 05/18/2010 - 06/14/2010 ○		17,497
5,250	0.18%, 05/25/2010 ○		5,249
6,000	0.19%, 06/07/2010 ○		5,999
3,000	0.24%, 08/10/2010 ○		2,998
			37,743

	Federal National Mortgage Association - 5.4%
13,000	0.15%, 05/05/2010 - 05/25/2010 ○		12,999
10,000	0.17%, 06/03/2010 - 06/21/2010 ○		9,998
9,750	0.19%, 06/09/2010 - 07/21/2010 ○		9,747
3,750	0.21%, 07/09/2010 ○		3,749
			36,493

	Total U.S. government agencies
	(cost $111,469)		$111,469

U.S. TREASURY BILLS - 10.3%
$15,500	0.10%, 05/20/2010 ○		$15,499
21,750	0.14%, 05/13/2010 ○		21,749
32,000	0.16%, 06/17/2010 - 06/24/2010 ○		31,993

	Total U.S. treasury bills
	(cost $69,241)		$69,241

	Total investments
	(cost $672,695) ▲	100.2%	$672,695
	Other assets and liabilities	(0.2)%	(1,017)
	Total net assets	100.0%	$671,678
Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 23.1% of total net assets at April 30, 2010.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $152,991, which represents 22.78% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2♦	Level 3
Assets:
Certificates of Deposit	$59,250	$–	$59,250	$–
Commercial Paper	336,365	–	336,365	–
Corporate Notes	91,374	–	91,374	–
Other Pools and Funds	4	4	–	–
Repurchase Agreements	4,992	–	4,992	–
U.S. Government Agencies	111,469	–	111,469	–
U.S. Treasury Bills	69,241	–	69,241	–
Total	$672,695	$4	$672,691	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $672,695)	$672,695
Receivables:
Fund shares sold	817
Dividends and interest	72
Other assets	208
Total assets	673,792
Liabilities:
Payables:
Fund shares redeemed	1,845
Investment management fees	34
Administrative fees	4
Accrued expenses	231
Total liabilities	2,114
Net assets	$671,678
Summary of Net Assets:
Capital stock and paid-in-capital	$672,818
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(1,140)
Unrealized appreciation of investments	—
Net assets	$671,678

Shares authorized	5,100,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$1.00/$1.00
Shares outstanding	324,165
Net assets	$323,511
Class B: Net asset value per share	$1.00
Shares outstanding	36,716
Net assets	$36,644
Class C: Net asset value per share	$1.00
Shares outstanding	58,324
Net assets	$58,165
Class R3: Net asset value per share	$1.00
Shares outstanding	18,949
Net assets	$18,948
Class R4: Net asset value per share	$1.00
Shares outstanding	219,925
Net assets	$219,705
Class R5: Net asset value per share	$1.00
Shares outstanding	9,529
Net assets	$9,498
Class Y: Net asset value per share	$1.00
Shares outstanding	5,211
Net assets	$5,207

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$628
Total investment income	628

Expenses:
Investment management fees	1,754
Administrative services fees	222
Transfer agent fees	458
Custodian fees	3
Accounting services fees	62
Registration and filing fees	71
Board of Directors' fees	13
Audit fees	15
Other expenses	87
Total expenses (before waivers and fees paid indirectly)	2,685
Expense waivers	(2,057)
Custodian fee offset	—
Total waivers and fees paid indirectly	(2,057)
Total expenses, net	628
Net Investment Income	—
Net Realized Gain on Investments:
Net realized gain on investments in securities	6
Net Realized Gain on Investments	6
Net Gain on Investments	6
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	603
Net Increase in Net Assets Resulting from Operations	$609

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$—	$207
Net realized gain on investments	6	101
Payment from affiliate	603	—
Net Increase In Net Assets Resulting From Operations	609	308
Distributions to Shareholders:
Class A	—	(264)
Class B	—	(20)
Class C	—	(32)
Class R3	—	(1)
Class R4	—	(126)
Class R5	—	(29)
Class Y	—	(2)
Total distributions	—	(474)
Capital Share Transactions:
Class A	(62,893)	(100,491)
Class B	(14,619)	(15,346)
Class C	(18,777)	(63,317)
Class R3	7,326	11,093
Class R4	(31,386)	102,586
Class R5	(59,974)	60,657
Class Y	3,609	1
Net decrease from capital share transactions	(176,714)	(4,817)
Net Decrease In Net Assets	(176,105)	(4,983)
Net Assets:
Beginning of period	847,783	852,766
End of period	$671,678	$847,783
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

9

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

10

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 10% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

g)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$487	$12,123

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(1,749)
Total Accumulated Deficit	$(1,749)

* The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Net Realized Gain	$1
Paid-in-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,749
Total	$1,749

At October 31, 2009, the Fund utilized $102 of capital loss carryforwards to offset capital gains earned during the year.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in

12

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	1.15%	0.85%	0.65%	0.65%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	0.16%	0.41%	0.90%	0.95%		0.95%	0.95%
Class B Shares	0.16	0.44	1.65	1.70		1.70	1.70
Class C Shares	0.16	0.46	1.59	1.69		1.70	1.70
Class R3 Shares	0.16	0.24	1.15	1.20	*
Class R4 Shares	0.16	0.36	0.85	0.90	*
Class R5 Shares	0.16	0.25	0.63	0.60	*
Class Y Shares	0.16	0.34	0.52	0.55		0.55	0.55

* From December 22, 2006 (commencement of operations), through October 31, 2007.

13

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received contingent deferred sales charges of $117 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. Effective March 1, 2010, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Directors’ action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. From October 2008 through March 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $488 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

14

On March 18, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $603 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return. This amount is shown as an increase from payments by affiliate on the Statement of Operations.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	1,602

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $4,658,564 and $4,832,894, respectively.

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	113,697	—	(176,590)	—	(62,893)	404,276	228	(504,995)	—	(100,491)
Amount	$113,697	$—	$(176,590)	$—	$(62,893)	$404,276	$228	$(504,995)	$—	$(100,491)
Class B
Shares	5,893	—	(20,512)	—	(14,619)	45,387	18	(60,751)	—	(15,346)
Amount	$5,893	$—	$(20,512)	$—	$(14,619)	$45,387	$18	$(60,751)	$—	$(15,346)
Class C
Shares	24,224	—	(43,001)	—	(18,777)	105,775	29	(169,121)	—	(63,317)
Amount	$24,224	$—	$(43,001)	$—	$(18,777)	$105,775	$29	$(169,121)	$—	$(63,317)
Class R3
Shares	11,797	—	(4,471)	—	7,326	13,901	1	(2,809)	—	11,093
Amount	$11,797	$—	$(4,471)	$—	$7,326	$13,901	$1	$(2,809)	$—	$11,093
Class R4
Shares	20,530	—	(51,917)	—	(31,387)	241,491	116	(139,021)	—	102,586
Amount	$20,531	$—	$(51,917)	$—	$(31,386)	$241,491	$116	$(139,021)	$—	$102,586
Class R5
Shares	11,865	—	(71,839)	—	(59,974)	94,014	28	(33,385)	—	60,657
Amount	$11,865	$—	$(71,839)	$—	$(59,974)	$94,014	$28	$(33,385)	$—	$60,657
Class Y
Shares	3,609	—	—	—	3,609	—	1	—	—	1
Amount	$3,609	$—	$—	$—	$3,609	$—	$1	$—	$—	$1

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	3,032	$3,032
For the Year Ended October 31, 2009	4,777	$4,777

8.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Money Market Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
B	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
C	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R3	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R4	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R5	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00

For the Year Ended October 31, 2007
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
C	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R3(G)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R4(G)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R5(G)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
Y	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

For the Year Ended October 31, 2006
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
C	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00

For the Year Ended October 31, 2005
A	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
B	1.00	0.01	–	–	0.01	(0.01)	–	–	(0.01)	–	1.00
C	1.00	0.01	–	–	0.01	(0.01)	–	–	(0.01)	–	1.00
Y	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

–	%(E)	$323,511	0.73	%(F)	0.16	%(F)	0.16	%(F)	–	(F)	N/A
–	(E)	36,644	0.71	(F)	0.16	(F)	0.16	(F)	–	(F)	–
–	(E)	58,165	0.64	(F)	0.16	(F)	0.16	(F)	–	(F)	–
–	(E)	18,948	0.72	(F)	0.16	(F)	0.16	(F)	–	(F)	–
–	(E)	219,705	0.66	(F)	0.16	(F)	0.16	(F)	–	(F)	–
–	(E)	9,498	0.61	(F)	0.16	(F)	0.16	(F)	–	(F)	–
–	(E)	5,207	0.52	(F)	0.16	(F)	0.16	(F)	–	(F)	–

0.05		386,036	0.88		0.45		0.41		0.03		N/A
0.03		51,225	1.11		0.48		0.44		0.00		–
0.03		76,846	1.06		0.50		0.46		0.00		–
0.04		11,621	0.79		0.28		0.24		0.00		–
0.06		250,995	0.78		0.40		0.36		0.02		–
0.09		69,464	0.66		0.29		0.25		0.02		–
0.11		1,596	0.58		0.38		0.34		0.09		–

2.31		486,596	0.99		0.90		0.90		2.23		N/A
1.54		66,581	1.71		1.65		1.65		1.40		–
1.60		140,174	1.60		1.60		1.60		1.49		–
2.07		529	1.35		1.15		1.15		1.33		–
2.37		148,465	0.94		0.85		0.85		1.91		–
2.60		8,826	0.63		0.63		0.63		2.09		–
2.69		1,595	0.52		0.52		0.52		2.77		–

4.49		314,872	1.13		0.95		0.95		4.40		N/A
3.71		29,219	1.82		1.70		1.70		3.65		–
3.72		59,575	1.72		1.69		1.69		3.66		–
3.63	(E)	10	1.36	(F)	1.20	(F)	1.20	(F)	4.16	(F)	–
3.95	(E)	17,239	1.01	(F)	0.90	(F)	0.90	(F)	4.49	(F)	–
4.18	(E)	1,229	0.72	(F)	0.60	(F)	0.60	(F)	4.79	(F)	–
4.90		2,707	0.58		0.55		0.55		4.77		–

4.00		207,592	1.14		0.95		0.95		3.95		N/A
3.22		27,995	1.79		1.70		1.70		3.18		–
3.22		16,997	1.76		1.70		1.70		3.20		–
4.34		13,628	0.61		0.55		0.55		4.29		–

1.99		182,308	1.22		0.95		0.95		1.96		N/A
1.23		30,716	1.88		1.70		1.70		1.16		–
1.23		18,790	1.80		1.70		1.70		1.19		–
2.40		16,114	0.61		0.55		0.55		2.47		–

17

The Hartford Money Market Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Money Market Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Money Market Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16%	181	365
Class B	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class C	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R3	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R4	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R5	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class Y	$1,000.00	$1,000.00	$0.79	$1,000.00	$1,024.00	$0.80	0.16	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-MM10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Select SmallCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Select SmallCap Value Fund inception 07/31/2006
(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC
Metropolitan West Capital Management, LLC
SSgA Funds Management, Inc.)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 7/31/06 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Select SmallCap Value A#	26.29%	51.43%	2.51%
Select SmallCap Value A##		43.11%	0.98%
Select SmallCap Value B#	25.83%	50.30%	1.73%
Select SmallCap Value B##		45.30%	0.97%
Select SmallCap Value C#	25.76%	50.15%	1.73%
Select SmallCap Value C##		49.15%	1.73%
Select SmallCap Value Y#	26.50%	51.87%	2.86%
Russell 2000 Value Index	30.66%	52.44%	0.84%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Kayne Anderson Rudnick Investment
Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf	Samir Sikka	Scott P. Conlon, CFA
Chief Investment Officer	Senior Vice President	Principal

Craig Stone		John O’Connell
Senior Research Analyst		Principal

Julie Kutasov
Senior Research Analyst

How did the Fund perform?

The Class A shares of The Hartford Select SmallCap Value Fund returned 26.29%, before sales charge, for the six-month period ended April 30, 2010, underperforming the 30.66% return of the Russell 2000 Value Index and underperforming the 27.45% return of the average fund in the Lipper Small-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets posted positive results during the period, as the economy gained momentum due to significant government stimulus, low interest rates and a rebound in corporate earnings off the March 2009 market lows. In addition, consumer confidence has increased. During the period, small-cap stocks (28.2%) outperformed mid-cap stocks (24.9%) and large-cap stocks (16.8%), as measured by the Russell 2000, Russell MidCap, and Russell 1000 indices, respectively. Value stocks (30.7%)

2

significantly out-paced growth stocks (25.5%) during the period, as measured by the Russell 2000 Value and Russell 2000 Growth indices, respectively. Within the Russell 2000 Value Index, all ten sectors posted positive returns for the period led by Consumer Discretionary (48.4%), Materials (37.3%), and Industrials (30.7%). The Utilities (17.6%) and Consumer Staples (17.7%) sectors were the laggards for the period.

Stock selection was the primary driver of our performance during the period. Tempur-Pedic International (Consumer Discretionary), Ares Capital (Financials), and VeriFone Systems (Information Technology) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. Tempur-Pedic boosted its gross margin and beat analysts’ expectations during the period due to lower costs and declining selling and marketing expenses. Tempur-Pedic also benefitted from strong demand for its new Cloud mattress line. Ares Capital, a specialty finance company, rose during the period due to steadily increasing quarterly core earnings and the recent acquisition of Allied Capital Corporation. A producer of point-of-sale scanners, VeriFone Systems remains the global leader in its business, is generating strong cash flow and stands to benefit over the coming years from growth of non-cash payment methods (credit and debit cards) and the proliferation of new products, from point-of-sale terminals in cabs to handheld scanners in restaurants.

Detractors from performance included East West Bancorp (Financials) and Dana Holdings (Consumer Discretionary). Underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in both these securities negatively impacted relative performance, as these securities increased over 100% during the period.

What is the outlook?

The worst of the economic pain is likely behind us as the massive policy response from the Treasury and the Federal Reserve has led to an improved market condition, although not yet a completely healthy one. While economic growth has turned positive, we expect it to be slower than normal over the next few years. Currently, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark are in Industrials and Health Care. Conversely, the Fund’s largest underweight position relative to the benchmark continues to be in Financials.

At April 30, 2010, 32% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 34% were managed by Metropolitan West Capital Management and 34% were managed by SSgA Funds Management.

At a meeting held on May 4, 2010, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of the Fund, a series of the Company, into The Hartford MidCap Value Fund, another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about July 30, 2010 or on such date as the officers of the Company determine (the “Closing Date”).

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	7.4
Capital Goods (Industrials)	10.3
Commercial & Professional Services (Industrials)	8.1
Consumer Durables & Apparel (Consumer Discretionary)	4.6
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	5.9
Energy (Energy)	6.1
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	6.5
Household & Personal Products (Consumer Staples)	1.3
Insurance (Financials)	4.2
Materials (Materials)	3.9
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.4
Real Estate (Financials)	5.1
Retailing (Consumer Discretionary)	3.6
Semiconductors & Semiconductor Equipment (Information Technology)	2.4
Software & Services (Information Technology)	5.8
Technology Hardware & Equipment (Information Technology)	4.2
Telecommunication Services (Services)	0.6
Transportation (Industrials)	3.6
Utilities (Utilities)	2.7
Short-Term Investments	6.1
Other Assets and Liabilities	–
Total	100.0%

3

The Hartford Select SmallCap Value Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.9%
	Automobiles & Components - 0.7%
6	Modine Manufacturing Co. ●	$90
5	Standard Motor Products	55
2	Stoneridge, Inc. ●	16
1	Superior Industries International	15
2	Tenneco Automotive, Inc. ●	42
15	Thor Industries, Inc.	536
		754
	Banks - 7.4%
1	Alliance Financial Corp.	31
1	Ameris Bancorp	13
–	Arrow Financial Corp.	7
37	Associated Bancorp.	530
1	Astoria Financial Corp.	14
6	Banco Latinoamericano de Exportaciones S.A. ADR Class E	89
1	Bank of Marin Bancorp	25
3	Bank of the Ozarks, Inc.	108
3	Bankfinancial Corp.	32
–	Bridge Bancorp, Inc.	4
1	Bryn Mawr Bank Corp.	22
2	Camden National Corp.	70
76	Cathay General Bancorp	934
2	Century Bancorp, Inc.	40
2	Chemical Financial Corp.	52
1	Citizens & Northern Corp.	19
3	City Holding Co.	92
2	CNB Financial Corp.	23
1	Community Bank System, Inc.	15
1	Community Trust Bancorp, Inc.	21
71	CVB Financial Corp.	782
7	Dime Community Bancshares	86
4	East West Bancorp, Inc.	71
–	ESB Financial Corp.	6
2	Financial Institutions	32
5	First Bancorp North Carolina	90
–	First Community Bancshares	8
1	First Defiance Financial Corp.	8
–	First Financial Bancorp	4
–	First Financial Bankshares, Inc.	11
1	First Financial Holdings	18
6	First Financial Northwest	39
1	First Long Island Corp.	38
8	FirstMerit Corp.	184
7	Flushing Financial Corp.	94
16	FNB Corp.	149
4	Fox Chase Bancorp, Inc. ●	50
–	German American Bancorp, Inc.	6
–	Glacier Bancorp	7
2	Great Southern Bancorp, Inc.	57
3	Guaranty Bancorp ●	5
1	Hancock Holding Co.	49
1	Home Bancorp, Inc. ●	18
4	Home Bancshares, Inc.	104
1	Iberiabank Corp.	31
7	International Bancshares Corp.	162
4	Investors Bancorp, Inc. ●	50
4	Kearny Financial Corp.	45
3	Lakeland Financial Corp.	65
5	MB Financial, Inc.	135
–	Merchants Bancshares	7
2	MGIC Investment Corp. ●	24
10	Nara Bancorp, Inc. ●	86
–	NASB Financial, Inc.	10
2	National Bankshares, Inc.	41
10	National Penn Bancshares, Inc.	71
4	NBT Bancorp	91
1	Newalliance Bancs	19
2	Northfield Bancorp, Inc.	32
5	Northwest Bancshares, Inc.	57
9	Ocwen Financial Corp. ●	105
–	Old National Bankcorp	4
7	Oriental Financial Group, Inc.	115
28	Pacific Capital Bancorp	49
–	Park National Corp.	27
2	Peoples Bancorp, Inc.	33
–	Porter Bancorp, Inc.	4
5	Prosperity Bancshares, Inc.	185
4	Provident Financial Services, Inc.	50
1	Radian Group, Inc.	17
4	Renasant Corp.	58
3	Republic Bancorp, Inc.	75
–	Rockville Financial, Inc.	4
3	S&T Bancorp, Inc.	64
6	Santander Bancorp ●	72
1	SCBT Financial Corp.	40
–	Southside Bancshares, Inc.	9
–	State Bancorp, Inc.	4
56	Sterling Bancshares, Inc.	331
11	Suffolk Bancorp	331
15	Susquehanna Bancshares, Inc.	159
3	SVB Financial Group ●	131
2	Towne Bank	40
13	Trustco Bank Corp.	83
4	Trustmark Corp.	89
–	UMB Financial Corp.	15
1	Umpqua Holdings Corp.	13
3	United Bankshares, Inc.	74
5	United Community Banks, Inc. ●	30
–	United Financial Bancorp, Inc.	6
8	Webster Financial Corp.	172
1	Wintrust Financial Corp.	19
27	Zion Bancorp	761
		8,152
	Capital Goods - 10.3%
1	A.O. Smith Corp.	67
3	AAR Corp. ●	78
1	Albany International Corp. Class A	26
2	Altra Holdings, Inc. ●	33
9	American Rail Car Industries, Inc.	152
15	AMETEK, Inc.	649
5	Apogee Enterprises	69
3	Barnes Group, Inc.	53
4	Belden, Inc.	121
2	Brady Corp. Class A	72
5	Briggs & Stratton Corp.	121
5	CAI International, Inc. ●	69
5	Ceradyne, Inc. ●	104
30	Clarcor, Inc.	1,150

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.9% - (continued)
	Capital Goods - 10.3% - (continued)
8	Colfax Corp. ●	$104
1	Columbus McKinnon Corp. ●	10
16	Comfort Systems USA, Inc.	221
8	Ducommun, Inc.	172
9	EMCOR Group, Inc. ●	248
9	EnerSys ●	237
7	Enpro Industries, Inc. ●	215
1	Franklin Electric Co., Inc.	17
24	Graco, Inc.	839
13	GrafTech International Ltd. ●	221
–	Graham Corp.	4
4	Greenbrier Cos. ●	57
4	H & E Equipment Services, Inc. ●	43
35	Hexcel Corp. ●	567
15	Huttig Building Products, Inc. ⌂●	25
3	Interline Brands, Inc. ●	73
3	Kadant, Inc. ●	69
2	Kaydon Corp.	62
–	Layne Christensen Co. ●	8
26	Lincoln Electric Holdings, Inc.	1,582
4	Mueller Industries, Inc.	112
20	Mueller Water Products, Inc.	111
2	Nacco Industries, Inc. Class A	205
1	Nordson Corp.	58
57	Pike Electric Corp. ●	613
21	Roper Industries, Inc.	1,300
5	Standex International	113
9	TAL International Group, Inc.	222
7	Tredegar Corp.	114
6	Trimas Corp. ●	63
2	Triumph Group, Inc.	119
1	Tutor Perini Corp. ●	18
–	Twin Disc, Inc.	5
18	United Rentals, Inc. ●	255
12	Wabtec Corp.	571
–	Watts Water Technologies, Inc.	11
		11,428
	Commercial & Professional Services - 8.1%
69	ABM Industries, Inc.	1,485
26	ACCO Brands Corp. ●	238
24	ATC Technology Corp. ●	495
2	Consolidated Graphics, Inc. ●	64
24	Copart, Inc. ●	839
2	Ennis, Inc.	42
20	FTI Consulting, Inc. ●	823
2	G & K Services, Inc. Class A	41
9	GP Strategies Corp. ●	72
12	Heidrick & Struggles International, Inc.	317
1	HNI Corp.	30
26	KAR Auction Services, Inc. ●	397
1	Kimball International, Inc.	11
55	McGrath RentCorp	1,427
5	On Assignment, Inc. ●	38
41	Resources Connection, Inc. ●	710
25	School Specialty, Inc. ●	586
33	Schwak, Inc.	631
6	SFN Group, Inc. ●	53
4	Standard Register Co.	21
9	United Stationers, Inc. ●	545
8	Waste Services, Inc. ●	95
		8,960
	Consumer Durables & Apparel - 4.6%
8	American Greetings Corp. Class A	209
1	Beazer Homes USA, Inc. ●	5
1	Blyth, Inc.	83
2	Brunswick Corp.	38
28	Eastman Kodak Co.	172
1	Furniture Brands International, Inc. ●	8
–	Helen of Troy Ltd. ●	11
2	Hooker Furniture Corp.	38
14	Jones Apparel Group, Inc.	294
15	La-Z-Boy, Inc. ●	191
4	Oxford Industries, Inc.	94
5	Perry Ellis International ●	121
15	Quiksilver, Inc. ●	78
35	RC2 Corp. ●	635
20	Standard-Pacific Corp. ●	129
13	Sturm Ruger & Co., Inc.	213
54	Tempur-Pedic International, Inc. ●	1,816
6	Timberland Co. Class A ●	138
5	Unifi, Inc. ●	18
29	Volcom, Inc. ●	691
		4,982
	Consumer Services - 2.9%
4	Bob Evans Farms, Inc.	139
38	Burger King Holdings, Inc.	802
–	Churchill Downs, Inc.	14
13	Great Wolf Resorts, Inc. ●	41
1	Interval Leisure Group, Inc. ●	13
2	Life Time Fitness, Inc. ●	77
–	Marcus Corp.	4
34	Matthews International Corp. Class A	1,176
7	McCormick & Schmick's Seafood ●	66
–	Monarch Casino & Resort, Inc. ●	5
10	O' Charley's, Inc. ●	91
24	Papa John's International, Inc. ●	647
1	Pinnacle Entertainment, Inc. ●	15
3	Steiner Leisure Ltd. ●	126
5	Stewart Enterprises, Inc.	33
		3,249
	Diversified Financials - 5.9%
10	Advance America Cash Advance Centers, Inc.	55
5	American Capital Ltd. ●	28
13	Apollo Investment Corp.	154
154	Ares Capital Corp.	2,437
7	Blackrock Kelso Capital Corp.	78
1	Calamos Asset Management, Inc.	16
6	Cardtronics, Inc. ●	83
3	Cash America International, Inc.	93
6	Compass Diversified Holdings	82
9	CompuCredit Holdings Corp.	55
–	Credit Acceptance Corp. ●	14
–	Diamond Hill Investment Group	23
63	E*Trade Financial Corp. ●	106
1	Encore Capital Group, Inc. ●	23
60	Federated Investors, Inc.	1,440
4	Fifth Street Finance Corp.	55
1	Gladstone Capital Corp.	8

The accompanying notes are an integral part of these financial statements.

5

The Hartford Select SmallCap Value Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.9% - (continued)
	Diversified Financials - 5.9% - (continued)
9	Hercules Technology Growth	$96
1	Kayne Anderson Energy Development Co..	10
24	Life Partners Holdings, Inc.	550
16	MCG Capital Corp. ●	108
4	NGP Capital Resources Co.	33
2	Oppenheimer Holdings Class A	43
8	PennantPark Investment Corp.	89
7	PHH Corp. ●	153
–	Piper Jaffray Cos. ●	8
3	Prospect Capital Corp.	31
20	Raymond James Financial, Inc.	613
4	Safeguard Scientifics, Inc. ●	51
2	Virtus Investment Partners, Inc. ●	40
–	World Acceptance Corp. ●	12
		6,587
	Energy - 6.1%
1	Atlas Energy, Inc.	22
8	Berry Petroleum Co.	268
4	Bill Barrett Corp. ●	136
17	Cal Dive International, Inc. ●	111
31	Carbo Ceramics, Inc.	2,278
6	Complete Production Services, Inc. ●	98
1	Contango Oil & Gas Co. ●	49
1	Goodrich Petroleum Corp. ●	22
13	Hercules Offshore, Inc. ●	51
40	International Coal Group, Inc. ●	213
22	ION Geophysical Corp. ●	132
10	Key Energy Services, Inc. ●	104
8	Matrix Service Co. ●	84
5	Oceaneering International, Inc. ●	314
6	Parker Drilling Co. ●	33
8	Petroleum Development Corp. ●	190
18	Pioneer Drilling Co. ●	129
6	Rosetta Resources, Inc. ●	157
47	TETRA Technologies, Inc. ●	572
4	Union Drilling, Inc. ●	28
–	Westmoreland Coal Co. ●	4
60	World Fuel Services Corp.	1,692
		6,687
	Food & Staples Retailing - 0.1%
2	Weis Markets	75

	Food, Beverage & Tobacco - 1.9%
1	American Italian Pasta Co. ●	24
16	B&G Foods, Inc. Class A	167
13	Chiquita Brands International, Inc. ●	199
21	Flowers Foods, Inc.	540
9	J&J Snack Foods Corp.	396
8	Ralcorp Holdings, Inc. ●	532
4	Universal Corp.	226
		2,084
	Health Care Equipment & Services - 6.5%
3	Allied Healthcare International ●	8
9	Amedisys, Inc. ●	501
1	American Dental Partners, Inc. ●	14
69	AMN Healthcare Services, Inc. ●	626
2	AmSurg Corp. ●	51
3	Cantel Medical Corp.	54
10	Chemed Corp.	550
16	Cooper Co., Inc.	611
7	Healthspring, Inc. ●	115
8	ICU Medical, Inc. ●	276
7	Invacare Corp.	172
8	inVentiv Health, Inc. ●	191
8	Kindred Healthcare, Inc. ●	150
18	Landauer, Inc.	1,233
6	Magellan Health Services, Inc. ●	264
1	Molina Healthcare, Inc. ●	15
7	NightHawk Radiology Holdings, Inc. ●	27
48	Owens & Minor, Inc.	1,521
–	Rehabcare Group, Inc. ●	3
3	Triple-S Management Corp., Class B ●	57
8	U.S. Physical Therapy, Inc. ●	146
2	Wellcare Health Plans, Inc. ●	46
21	Young Innovations, Inc.	531
		7,162
	Household & Personal Products - 1.3%
5	Central Garden & Pet Co. Class A ●	51
4	Inter Parfums, Inc.	69
–	Nutraceutical International Corp. ●	6
20	Prestige Brands Holdings, Inc. ●	197
1	Schiff Nutrition International	3
33	WD40 Co.	1,173
		1,499
	Insurance - 4.2%
1	Amerisafe, Inc. ●	24
6	Amtrust Financial Services	81
4	Argo Group International Holdings Ltd.	127
4	Assured Guaranty Ltd.	89
21	Conseco, Inc. ●	124
4	Delphi Financial Group Class A	108
6	Employers Holdings, Inc.	105
3	FBL Financial Group Class A	70
6	First Mercury Financial Corp.	80
7	Flagstone Reinsurance Holdings	82
4	Greenlight Capital Re Ltd. Class A ●	105
7	Hallmark Financial Services, Inc. ●	81
2	Harleysville Group, Inc.	77
40	Horace Mann Educators Corp.	680
10	Maiden Holdings Ltd.	75
6	Max Capital Group Ltd.	139
13	Meadowbrook Insurance Group, Inc.	100
9	Montpelier Re Holdings Ltd.	151
8	National Financial Partners Corp. ●	117
15	Phoenix Cos. ●	47
5	Platinum Underwriters Holdings Ltd.	200
3	ProAssurance Corp. ●	208
18	RLI Corp.	1,041
2	Seabright Insurance Holdings	22
44	Selective Insurance Group	741
		4,674
	Materials - 3.9%
7	A. Schulman, Inc.	194
30	Balchem Corp.	765
1	Boise, Inc. ●	9
5	Buckeye Technologies, Inc. ●	76
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.9% - (continued)
	Materials - 3.9% - (continued)
3	BWAY Holding Co. ●	$56
3	Domtar Corp. ●	203
50	Glatfelter	735
10	Graphic Packaging Holding Co. ●	35
2	H.B. Fuller Co.	42
1	Hawkins, Inc.	30
9	Headwaters, Inc. ●	56
10	Hecla Mining Co. ●	60
2	Innospec, Inc.	21
2	Kaiser Aluminum Corp.	80
1	Minerals Technologies, Inc.	81
2	Myers Industries	23
21	Neenah Paper, Inc.	359
9	Olin Corp.	190
4	OM Group, Inc. ●	148
20	PolyOne Corp. ●	226
2	Schweitzer-Mauduit International, Inc.	112
6	Sensient Technologies Corp.	196
8	Solutia, Inc. ●	138
9	Spartech Corp. ●	122
4	Stillwater Mining Co. ●	70
2	W.R. Grace & Co. ●	61
19	Wausau Paper Corp. ●	170
7	Worthington Industries, Inc.	108
		4,366
	Media - 0.6%
2	Crown Media Holdings, Inc. ●	3
2	Harte-Hanks, Inc.	35
17	Journal Communications, Inc.	96
3	Knology, Inc. ●	41
17	LodgeNet Interactive Corp. ●	110
11	Mediacom Communications Corp. ●	70
4	National Cinemedia, Inc.	67
3	Scholastic Corp.	68
27	Sinclair Broadcast Group, Inc. Class A ●	188
		678
	Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
3	Albany Molecular Research, Inc. ●	25
5	Bio-Rad Laboratories, Inc. Class A ●	531
16	Charles River Laboratories International, Inc. ●	519
6	Covance, Inc. ●	331
21	Nabi Biopharmaceuticals ●	119
–	Par Pharmaceutical Cos., Inc. ●	8
1	ViroPharma, Inc. ●	16
		1,549
	Real Estate - 5.1%
2	Agree Realty Corp.	39
1	American Campus Communities, Inc.	34
16	Anworth Mortgage Asset Corp.	109
12	Ashford Hospitality ●	108
7	Associated Estates Realty	94
3	Biomed Realty Trust, Inc.	46
17	CapLease, Inc.	98
7	Capstead Mortgage Corp.	80
9	CBL & Associates Properties	135
8	Colonial Properties Trust	125
10	DCT Industrial Trust, Inc.	53
19	Developers Diversified Realty Corp.	238
14	Diamondrock Hospitality ●	154
3	DuPont Fabros Technology, Inc.	76
7	Education Realty Trust, Inc.	49
39	Entertainment Properties Trust	1,721
1	Extra Space Storage, Inc.	8
1	Felcor Lodging Trust, Inc. ●	7
12	First Industrial Realty Trust, Inc. ●	100
5	First Potomac Realty Trust	85
1	Franklin Street Properties Corp.	13
3	Getty Realty Corp.	73
2	Gladstone Commercial Corp.	27
16	Glimcher Realty Trust	110
–	Hatteras Financial Corp.	3
7	Healthcare Realty Trust, Inc.	166
5	Hersha Hospitality Trust	27
6	Highwoods Properties, Inc.	185
2	Home Properties of New York, Inc.	84
8	Inland Real Estate Corp.	79
4	Invesco Mortgage Capital	85
2	Investors Real Estate Trust	13
9	iStar Financial, Inc. ●	59
1	Kilroy Realty Corp.	32
7	Kite Realty Group Trust	35
1	LaSalle Hotel Properties	24
17	Lexington Realty Trust	121
11	Medical Properties Trust, Inc.	114
25	MFA Mortgage Investments, Inc.	177
2	Mid-America Apartment Communities, Inc.	. 94
3	National Health Investors, Inc.	134
4	National Retail Properties, Inc.	104
2	Omega Healthcare Investors	36
8	Penn Real Estate Investment Trust	122
–	Post Properties, Inc.	5
2	PS Business Parks, Inc.	92
2	Ramco-Gershenson Properties Trust	22
11	Resource Capital Corp.	80
–	Sovran Self Storage, Inc.	4
4	Sun Communities, Inc.	113
4	U-Store-It	36
1	Walter Investment Management	9
1	Washington Real Estate Investment Trust	38
		5,675
	Retailing - 3.6%
4	Asbury Automotive Group ●	68
123	Borders Group, Inc. ●	313
1	Brown Shoe Co., Inc.	10
–	Cabela's, Inc. ●	6
1	Charming Shoppes, Inc. ●	3
7	Collective Brands, Inc. ●	156
1	Core-Mark Holding Co., Inc. ●	40
9	Dillard's, Inc.	259
3	Dress Barn, Inc. ●	94
7	DSW, Inc. ●	205
22	Group 1 Automotive, Inc. ●	683
14	Gymboree Corp. ●	678
5	Jo-Ann Stores, Inc. ●	223
4	Men's Wearhouse, Inc.	83
1	New York & Co., Inc. ●	5
38	OfficeMax, Inc. ●	716

The accompanying notes are an integral part of these financial statements.

7

The Hartford Select SmallCap Value Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 93.9% - (continued)
	Retailing - 3.6% - (continued)
4	Orbitz Worldwide, Inc. ●	$23
3	Pep Boys-Manny Moe & Jack	34
10	Rent-A-Center, Inc. ●	262
3	Retail Ventures, Inc. ●	36
1	Sally Beauty Co., Inc. ●	13
2	Sonic Automotive, Inc. ●	22
8	Stage Stores, Inc.	116
		4,048
	Semiconductors & Semiconductor Equipment - 2.4%
26	ATMI, Inc. ●	471
1	Cymer, Inc. ●	22
9	DSP Group, Inc. ●	77
161	Entegris, Inc. ●	997
14	Lattice Semiconductor Corp. ●	73
–	Pericom Semiconductor Corp. ●	4
35	Photronics, Inc. ●	190
27	RF Micro Devices, Inc. ●	151
11	TriQuint Semiconductor, Inc. ●	80
17	Varian Semiconductor Equipment Associates, Inc. ●	544
		2,609
	Software & Services - 5.8%
9	Acxiom Corp. ●	181
30	Cass Information Systems, Inc.	966
23	Computer Services, Inc.	925
35	DealerTrack Holdings, Inc. ●	526
24	Earthlink, Inc.	219
3	Euronet Worldwide, Inc. ●	40
5	Fair Isaac, Inc.	102
10	Global Cash Access, Inc. ●	91
3	Internap Network Services Corp. ●	19
1	Internet Brands, Inc. Class A ●	14
10	Lawson Software, Inc. ●	76
17	ModusLink Global Solutions, Inc. ●	150
12	Ness Technologies, Inc. ●	76
3	Perficient, Inc. ●	34
1	Pervasive Software, Inc. ●	3
8	Quest Software, Inc. ●	134
9	Solera Holdings, Inc.	354
38	Syntel, Inc.	1,369
18	Tibco Software, Inc. ●	204
5	Unisys Corp. ●	134
40	VeriFone Holdings, Inc. ●	761
9	Web.com Group, Inc. ●	45
		6,423
	Technology Hardware & Equipment - 4.2%
2	Arris Group, Inc. ●	27
46	Avid Technology, Inc. ●	664
11	Benchmark Electronics, Inc. ●	237
1	Black Box Corp.	20
–	Checkpoint Systems, Inc. ●	4
13	Coherent, Inc. ●	500
13	Cray, Inc. ●	87
2	CTS Corp.	22
6	DDI Corp. ●	48
53	Electronics for Imaging, Inc. ●	675
8	Insight Enterprises, Inc. ●	113
21	Jabil Circuit, Inc.	322
7	Methode Electronics, Inc.	74
9	Oplink Communications, Inc. ●	135
3	Osi Systems, Inc. ●	73
1	PC Connection, Inc. ●	7
4	PC-Tel, Inc. ●	24
29	Plantronics, Inc.	963
3	Scansource, Inc. ●	92
6	Smart Modular Technologies, Inc. ●	41
18	Symmetricom, Inc. ●	117
7	SYNNEX Corp. ●	185
13	Technitrol, Inc.	73
3	Tekelec ●	60
9	TTM Technologies, Inc. ●	96
1	X-Rite, Inc. ●	4
		4,663
	Telecommunication Services - 0.6%
30	Cincinnati Bell, Inc. ●	101
59	General Communication, Inc. Class A ●	364
7	Global Crossing Ltd. ●	99
3	Premiere Global Services, Inc. ●	25
6	USA Mobility, Inc.	87
		676
	Transportation - 3.6%
5	Alaska Air Group, Inc. ●	206
–	Amerco ●	12
3	Atlas Air Worldwide Holdings, Inc. ●	169
4	Avis Budget Group, Inc. ●	57
12	Celadon Group, Inc. ●	172
4	Dollar Thrifty Automotive Group, Inc. ●	181
21	Forward Air Corp.	588
5	Heartland Express, Inc.	76
17	JetBlue Airways Corp. ●	96
3	Knight Transportation, Inc.	60
44	Landstar System, Inc.	1,928
14	SkyWest, Inc.	210
3	Ultrapetrol Bahamas Ltd. ●	20
6	Werner Enterprises, Inc.	128
		3,903
	Utilities - 2.7%
4	Avista Corp.	92
4	Black Hills Corp.	126
1	Chesapeake Utilities Corp.	31
24	El Paso Electric Co. ●	512
1	Empire District Electric Co.	12
2	IDACORP, Inc.	65
1	MGE Energy, Inc.	44
6	New Jersey Resources Corp.	220
–	Nicor, Inc.	14
7	NorthWestern Corp.	222
2	Piedmont Natural Gas	41
13	PNM Resources, Inc.	179
8	Portland General Electric Co.	164
5	South Jersey Industries, Inc.	217
6	Southwest Gas Corp.	195
1	Southwest Water Co.	12
6	UniSource Energy Corp.	215
23	Westar Energy, Inc.	545

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 93.9% - (continued)
	Utilities - 2.7% - (continued)
1	WGL Holdings, Inc.		$41
			2,947
	Total common stocks
	(cost $86,700)		$103,830

	Total long-term investments
	(cost $86,700)		$103,830

SHORT-TERM INVESTMENTS - 6.1%
	Investment Pools and Funds - 6.1%
666	Federated Investors Prime Obligations Fund		$666
6,080	State Street Bank Money Market Fund		6,079
			6,745
	Total short-term investments
	(cost $6,745)		$6,745

	Total investments
	(cost $93,445) ▲	100.0%	$110,575
	Other assets and liabilities	–%	(35)
	Total net assets	100.0%	$110,540

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.1% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $95,464 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,664
Unrealized Depreciation	(5,553)
Net Unrealized Appreciation	$15,111

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
08/2006 - 05/2007	15	Huttig Building Products, Inc.	$86

The aggregate value of these securities at April 30, 2010 was $25 which represents 0.02% of total net assets.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	9	Long	Jun 2010	$15

* The number of contracts does not omit 000's.

Cash of $36 was pledged as initial margin deposit for open futures contracts at April 30, 2010.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Select SmallCap Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$103,830	$103,830	$–	$–
Short-Term Investments	6,745	6,745	–	–
Total	$110,575	$110,575	$–	$–
Futures *	15	15	–	–
Total	$15	$15	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Select SmallCap Value Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $93,445)	$110,575
Cash	36
Receivables:
Investment securities sold	435
Fund shares sold	104
Dividends and interest	48
Other assets	20
Total assets	111,218
Liabilities:
Payables:
Investment securities purchased	617
Fund shares redeemed	1
Investment management fees	12
Distribution fees	1
Variation margin	19
Accrued expenses	28
Total liabilities	678
Net assets	$110,540
Summary of Net Assets:
Capital stock and paid-in-capital	$122,223
Accumulated undistributed net investment income	154
Accumulated net realized loss on investments	(28,982)
Unrealized appreciation of investments	17,145
Net assets	$110,540

Shares authorized	800,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.01/$10.59
Shares outstanding	2,250
Net assets	$22,532
Class B: Net asset value per share	$9.89
Shares outstanding	80
Net assets	$792
Class C: Net asset value per share	$9.91
Shares outstanding	146
Net assets	$1,451
Class Y: Net asset value per share	$10.01
Shares outstanding	8,565
Net assets	$85,765

The accompanying notes are an integral part of these financial statements.

11

The Hartford Select SmallCap Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$857
Interest	1
Less: Foreign tax withheld	—
Total investment income	858
Expenses:
Investment management fees	477
Transfer agent fees	12
Distribution fees
Class A	23
Class B	3
Class C	5
Custodian fees	10
Accounting services fees	6
Registration and filing fees	16
Board of Directors' fees	2
Audit fees	4
Other expenses	16
Total expenses (before waivers and fees paid indirectly)	574
Expense waivers	—
Transfer agent fee waivers	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(1)
Total expenses, net	573
Net Investment Income	285
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	1,052
Net realized gain on futures	178
Net Realized Gain on Investments and Other Financial Instruments	1,230
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	21,022
Net unrealized appreciation of futures	60
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	21,082
Net Gain on Investments and Other Finanical Instruments	22,312
Net Increase in Net Assets Resulting from Operations	$22,597

The accompanying notes are an integral part of these financial statements.

12

The Hartford Select SmallCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$285	$681
Net realized gain (loss) on investments and other financial instruments	1,230	(17,800)
Net unrealized appreciation of investments and other financial instruments	21,082	23,330
Net Increase In Net Assets Resulting From Operations	22,597	6,211
Distributions to Shareholders:
From net investment income
Class A	(55)	(150)
Class B	—	(1)
Class C	—	(1)
Class Y	(432)	(888)
Total distributions	(487)	(1,040)
Capital Share Transactions:
Class A	1,503	1,102
Class B	44	77
Class C	311	136
Class Y	2,240	(1,441)
Net increase (decrease) from capital share transactions	4,098	(126)
Net Increase In Net Assets	26,208	5,045
Net Assets:
Beginning of period	84,332	79,287
End of period	$110,540	$84,332
Accumulated undistributed (distribution in excess of) net investment income (loss)	$154	$356

The accompanying notes are an integral part of these financial statements.

13

The Hartford Select SmallCap Value Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Select SmallCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

14

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

15

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

16

e)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

f)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets - Unrealized	$15
	appreciation

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$178	$—	$—	$178
Total	$—	$—	$178	$—	$—	$178

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	60	—	—	$60
Total	$—	$—	$60	$—	$—	$60

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may

18

differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$1,040	$7,663
Long-Term Capital Gains *	—	614

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$357
Accumulated Capital Losses *	(28,239)
Unrealized Depreciation †	(5,911)
Total Accumulated Deficit	$(33,793)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(90)
Accumulated Net Realized Gain	91
Paid-in-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$11,901
2017	16,338
Total	$28,239

19

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), SSgA Funds Management, Inc. (“SSgAFM”) and Metropolitan West Capital Management, LLC (“MetWest Capital”) for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate KAR, MetWest Capital and SSgAFM.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.60%	2.35%	2.35%	1.20%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

20

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007	2006
Class A Shares	1.45%	1.50%	1.41%	1.40%	1.60	%*
Class B Shares	2.35	2.07	2.24	2.35	2.35	*
Class C Shares	2.35	2.12	2.26	2.32	2.35	*
Class Y Shares	1.11	1.14	1.10	1.13	1.20	*

* From July 31, 2006 (commencement of operations), through October 31, 2006.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $38 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $8 for providing such services. These fees are accrued daily and paid monthly.

21

The Hartford Select SmallCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,579
Class B	27
Class C	27

7.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$18,339
Sales Proceeds Excluding U.S. Government Obligations	17,741

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	262	6	(117)	—	151	463	23	(331)	—	155
Amount	$2,477	$54	$(1,028)	$—	$1,503	$3,158	$149	$(2,205)	$—	$1,102
Class B
Shares	8	—	(4)	—	4	21	—	(10)	—	11
Amount	$74	$—	$(30)	$—	$44	$141	$1	$(65)	$—	$77
Class C
Shares	53	—	(19)	—	34	50	—	(32)	—	18
Amount	$473	$—	$(162)	$—	$311	$360	$1	$(225)	$—	$136
Class Y
Shares	236	49	(30)	—	255	338	136	(734)	—	(260)
Amount	$2,095	$433	$(288)	$—	$2,240	$2,141	$888	$(4,470)	$—	$(1,441)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:
	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	—	$1
For the Year Ended October 31, 2009	—	$2

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

22

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

23

The Hartford Select SmallCap Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$7.95	$0.02	$–	$2.07	$2.09	$(0.03)	$–	$–	$(0.03)	$2.06	$10.01
B	7.86	(0.02)	–	2.05	2.03	–	–	–	–	2.03	9.89
C	7.88	(0.02)	–	2.05	2.03	–	–	–	–	2.03	9.91
Y	7.96	0.03	–	2.07	2.10	(0.05)	–	–	(0.05)	2.05	10.01

For the Year Ended October 31, 2009
A	7.42	0.05	–	0.56	0.61	(0.08)	–	–	(0.08)	0.53	7.95
B	7.31	0.01	–	0.56	0.57	(0.02)	–	–	(0.02)	0.55	7.86
C	7.32	–	–	0.57	0.57	(0.01)	–	–	(0.01)	0.56	7.88
Y	7.43	0.07	–	0.56	0.63	(0.10)	–	–	(0.10)	0.53	7.96

For the Year Ended October 31, 2008
A	11.79	0.07	–	(3.63)	(3.56)	(0.06)	(0.75)	–	(0.81)	(4.37)	7.42
B	11.65	–	–	(3.59)	(3.59)	–	(0.75)	–	(0.75)	(4.34)	7.31
C	11.66	–	–	(3.59)	(3.59)	–	(0.75)	–	(0.75)	(4.34)	7.32
Y	11.80	0.10	–	(3.64)	(3.54)	(0.08)	(0.75)	–	(0.83)	(4.37)	7.43

For the Year Ended October 31, 2007
A	10.96	0.07	–	0.78	0.85	–	(0.02)	–	(0.02)	0.83	11.79
B	10.93	(0.02)	–	0.76	0.74	–	(0.02)	–	(0.02)	0.72	11.65
C	10.93	(0.02)	–	0.77	0.75	–	(0.02)	–	(0.02)	0.73	11.66
Y	10.97	0.10	–	0.78	0.88	(0.03)	(0.02)	–	(0.05)	0.83	11.80

From (commencement of operations) July 31, 2006, through October 31, 2006 (G)
A(H)	10.00	0.02	–	0.94	0.96	–	–	–	–	0.96	10.96
B(H)	10.00	–	–	0.93	0.93	–	–	–	–	0.93	10.93
C(H)	10.00	–	–	0.93	0.93	–	–	–	–	0.93	10.93
Y(H)	10.00	0.01	–	0.96	0.97	–	–	–	–	0.97	10.97

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on July 31, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

26.29	%(E)	$22,532	1.45	%(F)	1.45	%(F)	1.45	%(F)	0.35	%(F)	20%
25.83	(E)	792	2.50	(F)	2.35	(F)	2.35	(F)	(0.56	) (F)	–
25.76	(E)	1,451	2.45	(F)	2.35	(F)	2.35	(F)	(0.57	) (F)	–
26.50	(E)	85,765	1.11	(F)	1.11	(F)	1.11	(F)	0.69	(F)	–

8.43		16,695	1.50		1.50		1.50		0.66		59
7.89		596	2.72		2.07		2.07		0.08		–
7.81		880	2.67		2.12		2.12		0.04		–
8.85		66,161	1.14		1.14		1.14		1.03		–

(32.15)		14,428	1.41		1.41		1.41		0.81		51
(32.69)		476	2.51		2.24		2.24		(0.02)		–
(32.66)		685	2.48		2.26		2.26		(0.04)		–
(31.93)		63,698	1.10		1.10		1.10		1.11		–

7.78		19,106	1.40		1.40		1.40		0.67		58
6.79		587	2.38		2.35		2.35		(0.25)		–
6.88		749	2.33		2.33		2.33		(0.27)		–
8.09		91,189	1.13		1.13		1.13		0.97		–

9.60	(E)	15,872	1.73	(F)	1.60	(F)	1.60	(F)	0.78	(F)	10
9.30	(E)	308	2.53	(F)	2.35	(F)	2.35	(F)	0.03	(F)	–
9.30	(E)	280	2.51	(F)	2.35	(F)	2.35	(F)	0.03	(F)	–
9.70	(E)	1,538	1.71	(F)	1.20	(F)	1.20	(F)	0.79	(F)	–

25

The Hartford Select SmallCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

27

The Hartford Select SmallCap Value Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Select SmallCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,262.90	$8.14	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class B	$1,000.00	$1,258.30	$13.16	$1,000.00	$1,013.14	$11.73	2.35	181	365
Class C	$1,000.00	$1,257.60	$13.15	$1,000.00	$1,013.14	$11.73	2.35	181	365
Class Y	$1,000.00	$1,265.00	$6.23	$1,000.00	$1,019.29	$5.56	1.11	181	365

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-SSCV10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Short Duration Fund

The Hartford Short Duration Fund

The Hartford Short Duration Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview(1) 10/31/02 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5,6) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Short Duration A#	3.30%	10.76%	3.42%	3.23%
Short Duration A##		7.43%	2.79%	2.81%
Short Duration B#	2.90%	9.92%	2.64%	2.47%
Short Duration B##		4.92%	2.29%	2.47%
Short Duration C#	2.92%	9.82%	2.65%	2.47%
Short Duration C##		8.82%	2.65%	2.47%
Short Duration I#	3.46%	10.92%	3.45%	3.25%
Short Duration Y#	3.49%	11.05%	3.71%	3.36%
Barclays Capital 1-3 Year U.S. Government/Credit Index	1.26%	3.88%	4.50%	3.73%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class Y shares commenced operations on 11/28/03.

(6)	Class I shares commenced operations on 2/26/10. Performance prior to 2/26/10 reflects Class A performance.

Portfolio Managers
Robert Crusha, CFA	Brian Dirgins, CFA
Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 3.30%, before sales charge, for the six-month period ended April 30, 2010, versus the 1.26% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the 2.64% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the fund perform this way?

The primary driver of the Fund’s outperformance, relative to the benchmark, was sector allocation. Duration (a measure of interest-rate sensitivity) positioning and security selection had a negligible impact on the Fund’s outperformance relative to the benchmark. The duration of the Fund was shorter than the benchmark over the period, and while the two-year Treasury bond traded in a range of 0.67% to 1.18%, it ended the period essentially unchanged at 0.97%.

Out-of-benchmark sector allocations to Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS) were significant contributors to the outperformance of the Fund as those markets continued to recover from the financial crisis. A significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Corporates was also additive to performance relative to the benchmark for the period. The Fund’s benchmark relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasuries and Agencies also added to performance.

Improvements in the outlook for the global economy as well as increasing confidence led to the willingness of investors to continue to add selectively to risk. The Federal Reserve and Treasury also began the process of weaning the markets off many of the programs that were put in place to address the financial crisis. However, this is clearly being

2

implemented gradually given the ongoing concerns regarding Europe and China.

Our positions in ABS, Investment Grade Corporates and CMBS remain the primary drivers of yield within the Fund. In addition, the underweight to government securities, such as U.S. Treasuries and Agencies in favor of the aforementioned sectors resulted in higher yield than the benchmark.

What is your Outlook?

We believe that short-term interest rates will remain at these historically low levels for the foreseeable future. As such, we plan to judiciously add to spread sectors as appropriate, primarily focusing on Investment Grade Corporate, CMBS and Bank Loans to help preserve the yield of the Fund. We also expect that there will continue to be bouts of risk aversion as the recovery story plays out, particularly given the financial stresses in Europe and concerns over economic growth in China. We view these periods as potential opportunities to add to the previously mentioned sectors. With respect to these sectors, we will continue to focus on the issuers that we believe have the balance sheets and cash flow that best protect bondholder interest. Diversification will also remain an important theme.

We will continue to actively manage the interest rate duration of the Fund, and may add to duration if conditions warrant. However, our longer-term outlook is for interest rates to move higher given these historically low levels, so we will be monitoring the Fund’s positioning very closely. If conditions warrant we may look to increase our allocation to Bank Loans. Since Bank Loans carry a floating rate of interest, they can be a useful hedge against rising rates.

Distribution by Credit Quality
as of April 30, 2010

Rating *	Percentage of Long Term Holdings
AAA / Aaa	20.5%
AA / Aa	24.2
A / A	25.0
BBB / Baa	26.3
BB / Ba	2.3
B / B	0.1
CCC / Caa	0.1
Not Rated	1.5
Total	100.0%

* Split rated bonds are categorized using the highest rating.

Diversification by Industry
as of April 30, 2010

Industry	Percentage of Net Assets
Advertising and Related Services	0.6%
Aerospace Product and Parts Manufacturing	1.3
Agriculture, Construction, Mining and Machinery	0.1
Alumina and Aluminum Production and Processing	0.2
Basic Chemical Manufacturing	0.9
Beverage Manufacturing	2.7
Cable and Other Program Distribution	1.3
Cable and Other Subscription Programming	0.3
Captive Auto Finance	7.1
Commercial and Service Industry Machinery Manufacturing	0.3
Commercial Banking	7.5
Communications Equipment Manufacturing	0.3
Computer and Peripheral Equipment Manufacturing	0.8
Couriers	0.3
Credit Card Issuing	3.5
Department Stores	0.3
Depository Credit Banking	5.4
Electric Generation, Transmission and Distribution	2.9
Facilities Support Services	0.3
General Medical and Surgical Hospitals	0.2
General Rental Centers	0.2
Grain and Oilseed Milling	0.3
Grocery Stores	0.7
Health and Personal Care Stores	1.6
Home Health Care Facilities	0.1
Industrial Machinery, Equipment Rental & Leasing	0.5
Insurance Carriers	5.5
International Trade Financing (Foreign Banks)	1.2
Iron and Steel Mills and Ferroalloy Manufacturing	0.4
Medical and Diagnostic Laboratories	0.3
Medical Equipment and Supplies Manufacturing	1.1
Metal Ore Mining	0.5
Monetary Authorities - Central Bank	0.1
Motor Vehicle Manufacturing	0.3
Natural Gas Distribution	0.8
Navigational, Measuring, and Control Instruments	0.3
Nondepository Credit Banking	2.2
Nonmetallic Mineral Mining and Quarrying	0.1
Office Supplies, Stationery, and Gift Stores	0.3
Oil and Gas Extraction	2.0
Oilseed and Grain Farming	0.1
Other Financial Investment Activities	2.5
Other Food Manufacturing	1.2
Other General Merchandise Stores	0.3
Other Investment Pools and Funds	0.3
Other Miscellaneous Manufacturing	0.6
Petroleum and Coal Products Manufacturing	1.7
Pharmaceutical and Medicine Manufacturing	2.1
Pipeline Transportation of Natural Gas	0.7
Rail Transportation	1.3
Real Estate Credit (Mortgage Banking)	10.2
Real Estate Investment Trust (REIT)	0.1
Residential Building Construction	0.3
Resin, Synthetic Rubber, Filaments Manufacturing	0.3
Securities and Commodity Contracts and Brokerage	2.3
Soap, Cleaning Compound and Toilet Manufacturing	0.3
Software Publishers	0.3
Sovereign Foreign Governments	1.2
Support Activities For Mining	0.6
Telecommunications - Other	1.5
Telecommunications - Wired Carriers	0.9
Telecommunications - Wireless Carriers	0.9
Telecommunications Resellers	0.4
Tobacco Manufacturing	0.1
Waste Treatment and Disposal	0.4
Wireless Communications Services	2.0
U.S. Government Agencies	0.8
U.S. Government Securities	2.0
Short-Term Investments	10.4
Other Assets and Liabilities	(0.6)
Total	100.0%

3

The Hartford Short Duration Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.7%
	Captive Auto Finance - 7.1%
	Ally Automotive Receivables Trust
$1,500	3.29%, 03/15/2015 ■	$1,464
	Ally Master Owner Trust
1,000	2.88%, 04/15/2013 ■	1,000
	AmeriCredit Automobile Receivables Trust
72	4.47%, 01/12/2012	72
265	5.04%, 05/06/2011	266
161	5.42%, 08/08/2011	162
	Bank of America Automotive Trust
2,000	1.39%, 03/15/2014 ■	2,003
	Capital Automotive Receivables Asset Trust
1,000	6.35%, 03/17/2014 ■	1,058
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/15/2014	1,039
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013	1,047
	DaimlerChrysler Automotive Trust
800	4.48%, 08/08/2014	835
800	5.14%, 09/08/2012	803
	Ford Credit Automotive Owner Trust
1,200	2.98%, 08/15/2014	1,235
1,567	5.29%, 04/15/2011	1,570
750	5.48%, 09/15/2011	751
500	5.68%, 06/15/2012	519
1,000	5.69%, 11/15/2012	1,068
	Marlin Leasing Receivables LLC
203	5.33%, 09/16/2013 ■	204
235	5.63%, 09/16/2013 ■	236
	Nissan Master Owner Trust Receivables
1,500	1.40%, 01/15/2015 ■Δ	1,504
	Swift Master Automotive Receivables Trust
1,000	1.70%, 10/15/2012 Δ	996
	USAA Automotive Owner Trust
611	4.16%, 04/16/2012	617
860	5.07%, 06/15/2013	891
1,000	5.66%, 03/15/2013	1,007
	Volkswagen Automotive Lease Trust
1,500	1.31%, 01/20/2014	1,503
	Wachovia Automotive Loan Owner Trust
1,700	5.42%, 04/21/2014 ■	1,719
1,000	5.54%, 12/20/2012 ■	1,022
		24,591
	Credit Card Issuing - 3.5%
	American Express Credit Account Master
	Trust
2,000	0.00%, 11/16/2015 Δ	2,000
2,000	0.53%, 01/15/2013 ■Δ	1,998
347	5.65%, 01/15/2014 ■	360
	Capital One Multi-Asset Execution Trust
1,000	1.55%, 03/15/2013 Δ	1,001
	Chase Issuance Trust
1,500	1.05%, 06/15/2012 Δ	1,501
	Citibank Credit Card Issuance Trust
2,000	5.70%, 05/15/2013	2,069
	GE Capital Credit Card Master Note Trust
2,500	3.69%, 07/15/2015	2,588
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014	591
		12,108
	Other Financial Investment Activities - 0.3%
	North Street Referenced Linked Notes
1,000	1.04%, 04/28/2011 ⌂Δ	886
500	1.39%, 04/28/2011 ■Δ	381
		1,267
	Real Estate Credit (Mortgage Banking) - 9.7%
	Bayview Commercial Asset Trust
326	1.26%, 01/25/2035 ■Δ	200
5,607	7.00%, 07/25/2037 ■►	494
10,117	7.18%, 01/25/2037 ■►	693
9,428	7.50%, 09/25/2037 ■►	886
	Bayview Financial Acquisition Trust
772	4.91%, 02/25/2033 ■	745
2,000	5.64%, 11/28/2036	1,753
	Bear Stearns Asset Backed Securities, Inc.
522	5.66%, 09/25/2033 Δ	423
	Bear Stearns Commercial Mortgage
	Securities, Inc.
17,335	4.12%, 11/11/2041 ⌂►	247
44,876	4.65%, 02/11/2041 ⌂►	266
104,335	6.25%, 12/11/2040 ⌂►	368
	CBA Commercial Small Balance Commercial Mortgage
9,216	3.00%, 01/25/2039 ⌂►	415
5,352	3.96%, 07/25/2035 ⌂†Δ	264
10,366	4.89%, 06/25/2038 ⌂†Δ	776
15,696	5.52%, 12/25/2036 ⌂†Δ	611
	Chase Commercial Mortgage Securities Corp.
392	7.63%, 07/15/2032 Δ	392
	Citicorp Residential Mortgage Securities
100	6.27%, 06/25/2037 Δ	98
	Citigroup Commercial Mortgage Trust
420	5.38%, 10/15/2049	440
	Commercial Mortgage Pass-Through Certificates
2,057	3.59%, 03/10/2039 ⌂►	14
	Countrywide Asset-Backed Certificates
774	5.71%, 11/25/2035	270
	CS First Boston Mortgage Securities Corp.
9,004	4.17%, 07/15/2036 ⌂►	73
1,000	5.42%, 05/15/2036 Δ	1,063
1,500	6.52%, 08/13/2018 ■	1,579
	Equity One ABS, Inc.
20	2.76%, 07/25/2034 Δ	1
	GE Capital Commercial Mortgage Corp.
5,758	3.76%, 03/10/2040 ■►	33
	GMAC Mortgage Corp. Loan Trust
697	4.59%, 04/25/2033	593
147	5.12%, 04/25/2033	62
409	5.75%, 10/25/2036	235
	Goldman Sachs Mortgage Securities Corp. II
1,696	4.32%, 10/10/2028	1,708
1,000	5.48%, 11/10/2039	1,022

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.7% - (continued)
	Real Estate Credit (Mortgage Banking) - 9.7% - (continued)
	Greenwich Capital Commercial Funding Corp.
$1,780	5.38%, 03/10/2039	$1,833
	Hasco NIM Trust
38	0.00%, 12/26/2035 ■●	–
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,184	0.65%, 02/15/2019 ■Δ	2,053
1,181	1.00%, 02/15/2020 ⌂Δ	625
1,909	3.84%, 01/12/2039	1,927
974	4.30%, 01/15/2038	985
10,309	4.65%, 10/15/2037 ■►	27
27,081	4.82%, 08/12/2037 ►	55
350	5.32%, 12/15/2044 Δ	326
560	5.34%, 05/12/2045	569
	Lehman Brothers Small Balance Commercial
1,014	6.77%, 09/27/2036 ⌂†	124
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	–
	Merrill Lynch Mortgage Trust
11,111	3.81%, 08/12/2039 ⌂►	126
13,041	3.96%, 10/12/2041 ⌂►	179
17,325	4.67%, 09/12/2042 ⌂►	121
629	5.53%, 05/12/2039 Δ	635
	Morgan Stanley Dean Witter Capital I
13	5.38%, 01/15/2039	13
	Nationstar Home Equity Loan Trust
13	0.00%, 03/25/2037 ⌂●	–
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ⌂●	–
675	7.00%, 09/25/2037	52
59	7.50%, 04/25/2037	–
	Sovereign Commercial Mortgage Securities
1,972	5.84%, 07/22/2030 ■Δ	2,040
	Structured Asset Investment Loan Trust
224	2.89%, 11/25/2033 Δ	73
	Structured Asset Securities Corp.
400	2.76%, 01/25/2037 ■Δ	7
	Voyager Countrywide Delaware Trust
1,194	5.57%, 11/26/2035 ■	466
	Wachovia Bank Commercial Mortgage Trust
1,000	5.25%, 12/15/2043	1,001
1,220	5.42%, 01/15/2045	1,241
1,610	5.92%, 06/15/2049 Δ	1,661
	Washington Mutual, Inc.
16,709	7.00%, 11/23/2043 ⌂►Ψ	545
	Wells Fargo Home Equity Trust
1,524	0.56%, 04/25/2034 Δ	1,256
		33,664
	Real Estate Investment Trust (REIT) - 0.1%
	Crest Clarendon Street
443	0.77%, 12/28/2017 ■Δ	414
	Total asset & commercial mortgage backed securities
	(cost $74,899)	$72,044

CERTIFICATES OF DEPOSIT - 0.6%
	Commercial Banking - 0.6%
	Deutsche Bank AG (New York Branch),
$2,000	0.60%, 1/19/2012 Δ	$1,997
	Total certificates of deposit
	(cost $2,000)	$1,997

CORPORATE BONDS: INVESTMENT GRADE - 63.0%
	Advertising and Related Services - 0.3%
	Time Warner, Inc.
$1,000	5.50%, 11/15/2011	$1,060

	Aerospace Product and Parts Manufacturing - 1.3%
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,168
	Northrop Grumman Corp.
2,000	7.13%, 02/15/2011	2,095
	United Technologies Corp.
987	6.10%, 05/15/2012	1,079
		4,342
	Agriculture, Construction, Mining and Machinery - 0.1%
	Deere & Co.
534	7.85%, 05/15/2010	536

	Alumina and Aluminum Production and Processing - 0.2%
	Alcan, Inc.
750	6.45%, 03/15/2011	782

	Basic Chemical Manufacturing - 0.9%
	Airgas, Inc.
1,785	2.85%, 10/01/2013	1,798
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,161
		2,959
	Beverage Manufacturing - 2.7%
	Anheuser-Busch Cos., Inc.
3,000	1.01%, 03/26/2013 ■Δ	3,003
	Anheuser-Busch InBev N.V.
1,000	5.38%, 11/15/2014 ■	1,088
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,051
	Diageo Capital plc
2,528	5.13%, 01/30/2012	2,683
	Dr. Pepper Snapple Group
1,500	1.70%, 12/21/2011	1,506
		9,331

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 63.0% - (continued)
	Cable and Other Program Distribution - 0.6%
	Time Warner Cable, Inc.
$2,000	5.40%, 07/02/2012	$2,153

	Cable and Other Subscription Programming - 0.3%
	DirecTV Holdings LLC
1,000	7.63%, 05/15/2016	1,116

	Commercial and Service Industry Machinery Manufacturing - 0.3%
	Xerox Corp.
1,000	7.13%, 06/15/2010	1,006

	Commercial Banking - 6.9%
	ANZ National Ltd.
2,000	2.38%, 12/21/2012 ■‡	2,019
	Barclays Bank plc
1,500	5.45%, 09/12/2012	1,617
	Commonwealth Bank of Australia
2,000	2.75%, 10/15/2012 ■	2,044
	Credit Suisse New York
1,800	3.45%, 07/02/2012	1,866
	Fifth Third Bank
1,000	4.75%, 02/01/2015	1,019
	HSBC Bank USA
1,000	4.63%, 04/01/2014	1,051
	Key Bank NA
1,500	5.70%, 08/15/2012	1,584
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	976
	Marshall & Ilsley Corp.
1,500	0.36%, 06/01/2011 Δ	1,472
	National Australia Bank Ltd.
1,000	2.35%, 11/16/2012 ■	1,012
	Nordea Bank Ab
1,404	2.50%, 11/13/2012 ■	1,422
	Rabobank Netherlands
2,000	2.65%, 08/17/2012 ■	2,059
	State Street Bank & Trust Co.
800	0.45%, 12/08/2015 Δ	762
500	1.85%, 03/15/2011	506
	SunTrust Banks, Inc.
500	0.36%, 05/21/2012 Δ	487
500	7.75%, 05/01/2010	500
	Svenska Handelsbanken Ab
1,000	1.26%, 09/14/2012 ■Δ	1,007
1,000	4.88%, 06/10/2014 ■	1,065
	US Bank NA
500	6.38%, 08/01/2011	531
	Westpac Banking Corp.
1,000	0.61%, 10/21/2011 ■Δ	999
		23,998
	Communications Equipment Manufacturing - 0.3%
	Cisco Systems, Inc.
1,000	5.25%, 02/22/2011	1,037

	Computer and Peripheral Equipment Manufacturing - 0.8%
	Dell, Inc.
500	3.38%, 06/15/2012	521
	Hewlett-Packard Co.
500	1.30%, 05/27/2011 Δ	506
300	2.25%, 05/27/2011	304
385	2.95%, 08/15/2012	398
	IBM Corp.
1,000	4.95%, 03/22/2011	1,036
		2,765
	Couriers - 0.3%
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,057

	Depository Credit Banking - 5.4%
	Bank of Nova Scotia
3,000	2.25%, 01/22/2013	3,028
	BB&T Corp.
500	3.10%, 07/28/2011	510
750	3.85%, 07/27/2012	783
500	5.70%, 04/30/2014	549
	BNP Paribas
2,000	0.65%, 04/08/2013 Δ	2,000
1,000	2.13%, 12/21/2012	1,009
	Citigroup, Inc.
1,000	5.25%, 02/27/2012	1,048
837	6.38%, 08/12/2014	903
	First Tennessee Bank
2,000	0.39%, 02/14/2011 Δ	1,988
	HSBC Holdings plc
1,000	5.25%, 12/12/2012	1,072
	SunTrust Banks, Inc.
735	5.25%, 11/05/2012	780
	Wells Fargo & Co.
1,000	0.41%, 01/24/2012 Δ	993
500	2.13%, 06/15/2012	511
2,673	7.55%, 06/21/2010	2,697
	Wells Fargo Bank NA
1,000	0.46%, 05/16/2016 Δ	940
		18,811
	Electric Generation, Transmission and Distribution - 2.9%
	Columbus Southern Power Co.
2,000	0.66%, 03/16/2012 Δ	2,002
	Georgia Power Co.
3,000	0.58%, 03/15/2013 Δ	3,006
	Pacific Gas & Electric Co.
1,500	1.20%, 06/10/2010 Δ	1,501
	PSEG Power LLC
714	2.50%, 04/15/2013 ■	716
	Southern Co.
1,000	0.71%, 10/21/2011 Δ	1,005
	Transalta Corp.
667	4.75%, 01/15/2015	697
	Virginia Electric & Power Co.
1,000	4.50%, 12/15/2010	1,023
		9,950
	General Rental Centers - 0.2%
	ERAC USA Finance Co.
655	5.80%, 10/15/2012 ■	708

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 63.0% - (continued)
	Grain and Oilseed Milling - 0.3%
	General Mills, Inc.
$1,000	5.65%, 09/10/2012	$1,093

	Grocery Stores – 0.7%
	Kroger Co.
1,035	6.75%, 04/15/2012	1,130
	Safeway, Inc.
700	4.95%, 08/16/2010	708
625	6.50%, 03/01/2011	653
		2,491
	Health and Personal Care Stores - 1.6%
	CVS Caremark Corp.
685	0.55%, 06/01/2010 Δ	685
	CVS Corp.
2,000	5.75%, 08/15/2011	2,112
	Express Scripts, Inc.
2,500	5.25%, 06/15/2012	2,678
		5,475
	Industrial Machinery, Equipment Rental & Leasing – 0.5%
	COX Communications, Inc.
1,500	7.13%, 10/01/2012	1,683

	Insurance Carriers - 5.5%
	Aetna, Inc.
1,500	7.88%, 03/01/2011	1,583
	ASIF Global Financing XIX
1,500	4.90%, 01/17/2013 ■	1,523
	Berkshire Hathaway Finance Corp.
1,500	4.00%, 04/15/2012 ‡	1,582
	Berkshire Hathaway, Inc.
1,000	0.68%, 02/11/2013 Δ	1,003
	John Hancock Global Funding II
1,000	5.00%, 09/30/2013 ■	1,038
	Massachusetts Mutual Global Funding
1,000	3.63%, 07/16/2012 ■	1,045
	Metropolitan Life Global Funding I
1,400	0.70%, 07/13/2011 ■Δ	1,398
600	2.88%, 09/17/2012 ■	612
1,500	5.13%, 04/10/2013 - 06/10/2014 ■	1,617
	New York Life Global Funding
2,667	2.25%, 12/14/2012 ■	2,718
	Pricoa Global Funding I
1,000	0.41%, 06/26/2012 ■Δ	974
	Prudential Financial, Inc.
2,000	5.10%, 12/14/2011	2,101
	UnitedHealth Group, Inc.
1,000	0.45%, 06/21/2010 Δ	1,000
1,000	5.50%, 11/15/2012	1,084
		19,278
	International Trade Financing (Foreign Banks) - 1.2%
	Bank of Tokyo
2,000	2.60%, 01/22/2013 ■	2,032
	Dexia Credit Local
2,000	0.54%, 01/12/2012 ■Δ	1,999
		4,031
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.4%
	ArcelorMittal
1,000	9.00%, 02/15/2015	1,203

	Medical and Diagnostic Laboratories - 0.3%
	Roche Holdings, Inc.
1,000	4.50%, 03/01/2012 ■	1,057

	Medical Equipment and Supplies Manufacturing - 0.2%
	Carefusion Corp.
500	4.13%, 08/01/2012	523

	Metal Ore Mining - 0.5%
	Rio Tinto Finance USA Ltd.
1,500	5.88%, 07/15/2013	1,657

	Monetary Authorities - Central Bank - 0.1%
	Bank of New York Mellon Corp.
363	4.30%, 05/15/2014	387

	Motor Vehicle Manufacturing - 0.3%
	Daimler Finance NA LLC
500	5.75%, 09/08/2011	527
	DaimlerChrysler NA Holdings Corp.
600	5.88%, 03/15/2011	623
		1,150
	Natural Gas Distribution - 0.8%
	Consumers Energy Co.
1,000	5.38%, 04/15/2013	1,087
	Williams Partners L.P.
1,500	7.50%, 06/15/2011	1,595
		2,682
	Navigational, Measuring, and Control Instruments - 0.3%
	Thermo Fisher Scientific, Inc.
1,000	2.15%, 12/28/2012 ■	999

	Nondepository Credit Banking - 2.2%
	Caterpillar Financial Services Corp.
900	0.34%, 08/20/2010 Δ	900
	Countrywide Financial Corp.
2,000	0.69%, 05/07/2012 ‡Δ	1,969
79	4.50%, 06/15/2010	79
162	5.80%, 06/07/2012 ‡	172
	General Electric Capital Corp.
1,000	0.32%, 08/15/2011 Δ	997
2,000	2.80%, 01/08/2013	2,034
1,500	6.13%, 02/22/2011	1,563
		7,714
	Nonmetallic Mineral Mining and Quarrying - 0.1%
	BHP Billiton Finance USA Ltd.
500	5.50%, 04/01/2014	556

	Office Supplies, Stationery, and Gift Stores - 0.3%
	Staples, Inc.
1,000	7.75%, 04/01/2011	1,056

	Oil and Gas Extraction - 2.0%
	Anadarko Petroleum Corp.
194	5.75%, 06/15/2014	213
The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 63.0% - (continued)
	Oil and Gas Extraction - 2.0% - (continued)
	Devon Energy Corp.
$1,100	6.88%, 09/30/2011	$1,184
	EnCana Corp.
1,000	6.30%, 11/01/2011	1,071
	Husky Energy, Inc.
1,400	6.25%, 06/15/2012	1,521
	Shell International Finance B.V.
1,000	4.00%, 03/21/2014	1,060
500	5.63%, 06/27/2011	528
	Statoilhydro ASA
391	3.88%, 04/15/2014	411
	XTO Energy, Inc.
1,000	7.50%, 04/15/2012	1,118
		7,106
	Oilseed and Grain Farming - 0.1%
	Husky Energy, Inc.
239	5.90%, 06/15/2014	265

	Other Financial Investment Activities - 2.2%
	BAE Systems Holdings, Inc.
2,000	6.40%, 12/15/2011 ■	2,136
	Blackrock, Inc.
3,000	2.25%, 12/10/2012	3,049
	BP Capital Markets plc
526	1.55%, 08/11/2011	530
	Xstrata Finance Canada
2,000	5.50%, 11/16/2011 ■	2,103
		7,818
	Other Food Manufacturing - 1.2%
	Kraft Foods, Inc.
2,483	2.63%, 05/08/2013	2,539
500	5.63%, 11/01/2011	529
	Unilever Capital Corp.
1,000	7.13%, 11/01/2010	1,033
		4,101
	Other General Merchandise Stores - 0.3%
	Wal-Mart Stores, Inc.
1,000	3.20%, 05/15/2014	1,036

	Other Miscellaneous Manufacturing - 0.6%
	Tyco International Group S.A.
2,000	6.38%, 10/15/2011	2,142

	Petroleum and Coal Products Manufacturing - 1.7%
	Chevron Corp.
1,000	3.45%, 03/03/2012	1,046
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,081
	Hess Corp.
500	7.00%, 02/15/2014	575
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,579
1,520	6.88%, 04/15/2012	1,651
		5,932
	Pharmaceutical and Medicine Manufacturing - 2.1%
	AstraZeneca plc
1,750	5.40%, 09/15/2012	1,917
	Eli Lilly & Co.
1,164	3.55%, 03/06/2012	1,215
	Merck & Co., Inc.
705	1.88%, 06/30/2011	714
	Novartis Capital Corp.
1,429	1.90%, 04/24/2013	1,434
	Pfizer, Inc.
1,000	4.45%, 03/15/2012	1,059
	Wyeth
1,000	6.95%, 03/15/2011	1,055
		7,394
	Pipeline Transportation of Natural Gas - 0.7%
	Enterprise Products Operating L.P.
1,275	7.50%, 02/01/2011	1,332
	Kinder Morgan Energy Partners L.P.
1,000	6.75%, 03/15/2011	1,046
		2,378
	Rail Transportation - 1.3%
	Burlington Northern Santa Fe Corp.
1,500	5.90%, 07/01/2012	1,629
	CSX Corp.
1,000	6.30%, 03/15/2012	1,080
	Norfolk Southern Corp.
365	8.63%, 05/15/2010	366
	Union Pacific Corp.
1,000	6.13%, 01/15/2012	1,079
500	6.65%, 01/15/2011	519
		4,673
	Real Estate Credit (Mortgage Banking) - 0.5%
	Countrywide Home Loans, Inc.
98	4.00%, 03/22/2011	100
	First Union National Bank Commercial
	Mortgage
1,500	7.80%, 08/18/2010	1,530
		1,630
	Residential Building Construction - 0.3%
	CRH America, Inc.
1,000	5.30%, 10/15/2013	1,073

	Resin, Synthetic Rubber, Filaments Manufacturing - 0.3%
	Dow Chemical Co.
1,000	4.85%, 08/15/2012	1,058

	Securities and Commodity Contracts and Brokerage - 2.3%
	Goldman Sachs Group, Inc.
1,000	5.30%, 02/14/2012	1,049
243	6.00%, 05/01/2014	262
	JP Morgan Chase & Co.
1,000	0.59%, 06/13/2016 Δ	939
1,500	4.65%, 06/01/2014	1,597
1,810	6.75%, 02/01/2011	1,888
	Morgan Stanley
1,000	5.75%, 08/31/2012	1,063
1,000	6.60%, 04/01/2012	1,082
		7,880

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 63.0% - (continued)
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Clorox Co.
$1,000	6.13%, 02/01/2011	$1,038

	Software Publishers - 0.3%
	Oracle Corp.
1,000	5.00%, 01/15/2011	1,030

	Sovereign Foreign Governments - 1.2%
	Ontario (Province of)
1,000	0.70%, 05/22/2012 Δ	1,008
2,000	1.88%, 11/19/2012	2,015
	Quebec (Province of)
1,000	6.13%, 01/22/2011	1,040
		4,063
	Support Activities For Mining - 0.6%
	Transocean, Inc.
1,000	5.25%, 03/15/2013	1,081
	Weatherford International Ltd.
1,000	5.95%, 06/15/2012	1,080
		2,161
	Telecommunications - Other - 1.5%
	France Telecom S.A.
435	4.38%, 07/08/2014	465
1,500	7.75%, 03/01/2011 Δ	1,585
	Telecom Italia Capital
2,000	0.91%, 07/18/2011 Δ	1,990
	Telefonica Emisiones SAU
1,000	0.58%, 02/04/2013 Δ	982
		5,022
	Telecommunications - Wired Carriers - 0.9%
	AT&T, Inc.
1,000	5.88%, 02/01/2012	1,076
	Deutsche Telekom International Finance B.V.
1,000	8.50%, 06/15/2010 Δ	1,009
	Royal KPN N.V.
1,000	8.00%, 10/01/2010	1,029
		3,114
	Telecommunications - Wireless Carriers - 0.9%
	Comcast Cable Communications, Inc.
1,000	6.75%, 01/30/2011	1,042
	Rogers Communications, Inc.
1,000	7.88%, 05/01/2012	1,113
	Vodafone Group plc
1,000	5.35%, 02/27/2012	1,066
		3,221
	Telecommunications Resellers - 0.4%
	Telefonica Europe B.V.
1,500	7.75%, 09/15/2010	1,537

	Tobacco Manufacturing - 0.1%
	Altria Group, Inc.
500	7.75%, 02/06/2014	577

	Waste Treatment and Disposal - 0.4%
	Allied Waste North America, Inc.
1,000	5.75%, 02/15/2011	1,035
500	6.50%, 11/15/2010	515
		1,550
	Wireless Communications Services - 2.0%
	Cellco Part - Verizon Wireless Capital
1,000	3.75%, 05/20/2011	1,029
1,500	5.25%, 02/01/2012	1,599
	Cingular Wireless Services, Inc.
500	7.88%, 03/01/2011	529
1,000	8.13%, 05/01/2012	1,130
	Rogers Communications, Inc.
1,250	9.63%, 05/01/2011	1,350
	Telus Corp.
1,050	8.00%, 06/01/2011	1,128
		6,765
	Total corporate bonds: investment grade
	(cost $213,280)	$219,210

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE♦ - 3.1%
	Advertising and Related Services - 0.3%
	Advantage Sales & Marketing, Inc.
$1,010	2.26%, 04/30/2016 ±☼	$1,011

	Cable and Other Program Distribution - 0.7%
	Charter Communications Operating LLC
998	3.55%, 09/01/2016 ±☼	956
	Mediacom Broadband LLC
1,100	4.50%, 12/30/2017 ±	1,101
	TWCC Holding Corp.
413	5.00%, 09/14/2015 ±	416
		2,473
	Department Stores - 0.3%
	Dollar General Corp.
1,000	3.03%, 07/06/2014 ±☼	984

	Facilities Support Services - 0.3%
	Affinion Group, Inc.
1,250	5.00%, 10/15/2016 ±	1,236

	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc.
706	3.54%, 03/31/2017 ±	702

	Home Health Care Facilities - 0.1%
	HCA, Inc.
294	2.54%, 11/17/2013 ±	286

	Medical Equipment and Supplies Manufacturing - 0.8%
	DJO Finance LLC
981	3.27%, 04/07/2013 ±	952
	Fresenius SE
975	4.50%, 09/10/2014 ±	980
	Lifepoint Hospitals, Inc.
1,000	2.75%, 04/15/2015 ◊☼	992
		2,924
	Other Investment Pools and Funds - 0.4%
	MSCI, Inc.
1,249	3.50%, 09/01/2016 ◊☼	1,243

	Total senior floating rate interests: non- investment grade
	(cost $10,851)	$10,859

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT AGENCIES - 0.8%
	Federal Home Loan Mortgage Corporation - 0.1%
$307	6.00%, 09/15/2032		$308
	Federal National Mortgage Association - 0.3%
1,173	5.50%, 05/25/2014		1,217
	Government National Mortgage Association - 0.4%
1,274	6.50%, 05/16/2031		1,361

	Total U.S. government agencies
	(cost $2,806)		$2,886

U.S. GOVERNMENT SECURITIES - 2.0%
	U.S. Treasury Securities - 2.0%
	U.S. Treasury Notes - 2.0%
$5,000	0.88%, 02/29/2012		$4,999
2,000	2.00%, 09/30/2010		2,014
			7,013
	Total U.S. government securities
	(cost $6,992)		$7,013

	Total long-term investments
	(cost $310,828)		$314,009

SHORT-TERM INVESTMENTS - 10.4%
	Investment Pools and Funds - 6.1%
	JP Morgan U.S. Government Money
$15,646	Market Fund		$15,646
	Wells Fargo Advantage Government
5,700	Money Market Fund		5,700
			21,346
	Repurchase Agreements - 4.3%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $6,164, collateralized by U.S.
	Treasury Bond 5.25%, 2029, U.S. Treasury
	Note 0.88%, 2011, value of $6,339)
$6,164	0.18%, 04/30/2010		6,164
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,484,
	collateralized by U.S. Treasury Note 1.25%
	- 1.50%, 2010, value of $2,533)
2,484	0.18%, 04/30/2010		2,484
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $6,096,
	collateralized by U.S. Treasury Note 1.75%
	- 3.00%, 2014 - 2017, value of $6,218)
6,096	0.19%, 04/30/2010		6,096
			14,744
	Total short-term investments
	(cost $36,090)		$36,090

	Total investments
	(cost $346,918) ▲	100.6%	$350,099
	Other assets and liabilities	(0.6)%	(2,068)
	Total net assets	100.0%	$348,031

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.3% of total net assets at April 30, 2010.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $346,918 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,229
Unrealized Depreciation	(6,048)
Net Unrealized Appreciation	$3,181

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $ 1,775, which represent s 0.51% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $60,979, which represents 17.52% of total net assets.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2010.

The accompanying notes are an integral part of these financial statements.

10

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2010 was $5,197.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2004	$17,335	Bear Stearns Commercial
		Mortgage Securities, Inc., 4.12%,
		11/11/2041	$235
03/2005 -	$44,876	Bear Stearns Commercial
08/2007		Mortgage Securities, Inc., 4.65%,
		02/11/2041	259
12/2005	$104,335	Bear Stearns Commercial
		Mortgage Securities, Inc., 6.25%,
		12/11/2040 - 144A	335
11/2006 -	$9,216	CBA Commercial Small Balance
08/2007		Commercial Mortgage, 3.00%,
		01/25/2039 - 144A	795
04/2006	$5,352	CBA Commercial Small Balance
		Commercial Mortgage, 3.96%,
		07/25/2035 - 144A	–
04/2006 -	$10,366	CBA Commercial Small Balance
06/2007		Commercial Mortgage, 4.89%,
		06/25/2038 - 144A	–
10/2007 -	$15,696	CBA Commercial Small Balance
11/2007		Commercial Mortgage, 5.52%,
		12/25/2036 - 144A	–
03/2004 -	$2,057	Commercial Mortgage Pass-
08/2006		Through Certificates, 3.59%,
		03/10/2039 - 144A	19
08/2004 -	$9,004	CS First Boston Mortgage
08/2006		Securities Corp., 4.17%,
		07/15/2036 - 144A	83
03/2006	$1,181	JP Morgan Chase Commercial
		Mortgage Securities Corp., 1.00%,
		02/15/2020 - 144A	1,180
09/2006 -	$1,014	Lehman Brothers Small Balance
07/2007		Commercial, 6.77%, 09/27/2036 - 144A	1,013
09/2004	$11,111	Merrill Lynch Mortgage Trust,
		3.81%, 08/12/2039 - 144A	131
11/2004 -	$13,041	Merrill Lynch Mortgage Trust,
08/2006		3.96%, 10/12/2041 - 144A	207
03/2005	$17,325	Merrill Lynch Mortgage Trust,
		4.67%, 09/12/2042	93
04/2007	$13	Nationstar Home Equity Loan
		Trust, 0.00%, 03/25/2037 - 144A	13
10/2006 -	$1,000	North Street Referenced Linked
11/2006		Notes, 1.04%, 04/28/2011 - 144A	996
03/2007	$108	Renaissance Home Equity Loan
		Trust, 0.00%, 04/25/2037 - 144A	108
11/2006	$16,709	Washington Mutual, Inc., 7.00%,
		11/23/2043 - 144A	590
The aggregate value of these securities at April 30, 2010 was $5,640 which represents 1.62% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$72,044	$–	$54,697	$17,347
Certificates of Deposit	1,997	–	1,997	–
Corporate Bonds: Investment Grade	219,210	–	219,210	–
Senior Floating Rate Interests: Non-Investment Grade	10,859	–	10,859	–
U.S. Government Agencies	2,886	–	2,886	–
U.S. Government Securities	7,013	–	7,013	–
Short-Term Investments	36,090	21,346	14,744	–
Total	$350,099	$21,346	$311,406	$17,347

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3*	Balance as of April 30, 2010
Assets:
Asset & Commercial Mortgage
Backed Securities	$8,946	$(951)	$3,038	†	$5,275	$(794)	$2,053	$(220)	$17,347
Total	$8,946	$(951)	$3,038		$5,275	$(794)	$2,053	$(220)	$17,347

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $3,628.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Short Duration Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $346,918)	$350,099
Cash	342
Receivables:
Investment securities sold	2,129
Fund shares sold	2,627
Dividends and interest	2,805
Other assets	128
Total assets	358,130
Liabilities:
Payables:
Investment securities purchased	9,608
Fund shares redeemed	332
Investment management fees	17
Dividends	86
Distribution fees	14
Accrued expenses	42
Other liabilities	—
Total liabilities	10,099
Net assets	$348,031
Summary of Net Assets:
Capital stock and paid-in-capital	$350,599
Accumulated undistributed net investment income	210
Accumulated net realized loss on investments	(5,959)
Unrealized appreciation of investments	3,181
Net assets	$348,031

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.79/$9.99
Shares outstanding	17,020
Net assets	$166,679
Class B: Net asset value per share	$9.79
Shares outstanding	966
Net assets	$9,457
Class C: Net asset value per share	$9.79
Shares outstanding	8,244
Net assets	$80,745
Class I: Net asset value per share	$9.80
Shares outstanding	262
Net assets	$2,570
Class Y: Net asset value per share	$9.77
Shares outstanding	9,062
Net assets	$88,580

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$6,094
Total investment income	6,094
Expenses:
Investment management fees	701
Transfer agent fees	115
Distribution fees
Class A	185
Class B	47
Class C	331
Custodian fees	2
Accounting services fees	28
Registration and filing fees	36
Board of Directors' fees	3
Audit fees	5
Other expenses	28
Total expenses (before waivers and fees paid indirectly)	1,481
Expense waivers	(4)
Custodian fee offset	—
Total waivers and fees paid indirectly	(4)
Total expenses, net	1,477
Net Investment Income	4,617
Net Realized Loss on Investments:
Net realized loss on investments in securities	(834)
Net Realized Loss on Investments	(834)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	6,326
Net Changes in Unrealized Appreciation of Investments	6,326
Net Gain on Investments	5,492
Net Increase in Net Assets Resulting from Operations	$10,109

The accompanying notes are an integral part of these financial statements.

14

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Operations:
Net investment income	$4,617	$7,496
Net realized loss on investments	(834)	(1,978)
Net unrealized appreciation of investments	6,326	12,281
Net Increase In Net Assets Resulting From Operations	10,109	17,799
Distributions to Shareholders:
From net investment income
Class A	(2,201)	(2,593)
Class B	(105)	(211)
Class C	(742)	(907)
Class I	(7)	—
Class Y	(1,483)	(3,764)
Total distributions	(4,538)	(7,475)
Capital Share Transactions:
Class A	38,505	74,593
Class B	(32)	3,087
Class C	26,649	24,514
Class I	2,559	—
Class Y	(6,805)	(17,807)
Net increase from capital share transactions	60,876	84,387
Net Increase In Net Assets	66,447	94,711
Net Assets:
Beginning of period	281,584	186,873
End of period	$348,031	$281,584
Accumulated undistributed (distribution in excess of) net investment income (loss)	$210	$131

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligle investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

16

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

17

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

f)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

g)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund

18

identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

h)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

i)
Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

j)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

k)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$7,449	$8,250

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$201
Accumulated Capital Losses *	(5,125)
Unrealized Depreciation †	(3,145)
Total Accumulated Deficit	$(8,069)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$5
Accumulated Net Realized Loss	(5)

20

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$221
2012	295
2013	977
2014	731
2015	162
2016	751
2017	1,988
Total	$5,125

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
0.90%	1.65%	1.65%	0.65%	0.65%

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April		October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2010		2009	2008	2007	2006	2005
Class A Shares	0.86%		0.90%	0.90%	0.90%	0.90%	0.90%
Class B Shares	1.65		1.65	1.65	1.65	1.65	1.65
Class C Shares	1.60		1.65	1.65	1.65	1.65	1.65
Class I Shares	0.62	*
Class Y Shares	0.52		0.53	0.58	0.64	0.65	0.65

* From February 26, 2010 (commencement of operations), through April 30, 2010.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $491 and contingent deferred sales charges of $28 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $22. These commissions are in turn paid to sales representatives of the broker/dealers.

22

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $113 for providing such services. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	10

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$127,115
Sales Proceeds Excluding U.S. Government Obligations	85,713
Cost of Purchases for U.S. Government Obligations	35,282
Sales Proceeds for U.S. Government Obligations	30,370

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	8,628	198	(4,856)	—	3,970	13,360	246	(5,619)	—	7,987
Amount	$83,762	$1,927	$(47,184)	$—	$38,505	$124,591	$2,298	$(52,296)	$—	$74,593
Class B
Shares	213	10	(226)	—	(3)	737	20	(423)	—	334
Amount	$2,070	$92	$(2,194)	$—	$(32)	$6,822	$184	$(3,919)	$—	$3,087
Class C
Shares	4,185	59	(1,499)	—	2,745	4,529	71	(2,004)	—	2,596
Amount	$40,626	$580	$(14,557)	$—	$26,649	$42,410	$658	$(18,554)	$—	$24,514
Class I
Shares	261	1	—	—	262	—	—	—	—	—
Amount	$2,552	$7	$—	$—	$2,559	$—	$—	$—	$—	$—
Class Y
Shares	1,243	154	(2,102)	—	(705)	1,542	402	(3,889)	—	(1,945)
Amount	$12,109	$1,490	$(20,404)	$—	$(6,805)	$14,544	$3,720	$(36,071)	$—	$(17,807)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	53	$511
For the Year Ended October 31, 2009	52	$476

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

24

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25

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$9.62	$0.15	$–	$0.17	$0.32	$(0.15)	$–	$–	$(0.15)	$0.17	$9.79
B	9.62	0.11	–	0.17	0.28	(0.11)	–	–	(0.11)	0.17	9.79
C	9.62	0.11	–	0.17	0.28	(0.11)	–	–	(0.11)	0.17	9.79
I(G)	9.74	0.06	–	0.05	0.11	(0.05)	–	–	(0.05)	0.06	9.80
Y	9.60	0.16	–	0.17	0.33	(0.16)	–	–	(0.16)	0.17	9.77

For the Year Ended October 31, 2009
A	9.21	0.33	–	0.41	0.74	(0.33)	–	–	(0.33)	0.41	9.62
B	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
C	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
Y	9.19	0.36	–	0.41	0.77	(0.36)	–	–	(0.36)	0.41	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	–	(0.62)	(0.25)	(0.36)	–	–	(0.36)	(0.61)	9.21
B	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
C	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
Y	9.81	0.40	–	(0.63)	(0.23)	(0.39)	–	–	(0.39)	(0.62)	9.19

For the Year Ended October 31, 2007
A	9.89	0.44	–	(0.07)	0.37	(0.44)	–	–	(0.44)	(0.07)	9.82
B	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
C	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
Y	9.88	0.47	–	(0.08)	0.39	(0.46)	–	–	(0.46)	(0.07)	9.81

For the Year Ended October 31, 2006
A	9.85	0.35	–	0.04	0.39	(0.35)	–	–	(0.35)	0.04	9.89
B	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90
C	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90
Y	9.84	0.37	–	0.04	0.41	(0.37)	–	–	(0.37)	0.04	9.88

For the Year Ended October 31, 2005
A	10.08	0.33	–	(0.24)	0.09	(0.32)	–	–	(0.32)	(0.23)	9.85
B	10.08	0.25	–	(0.23)	0.02	(0.25)	–	–	(0.25)	(0.23)	9.85
C	10.08	0.25	–	(0.23)	0.02	(0.25)	–	–	(0.25)	(0.23)	9.85
Y	10.07	0.35	–	(0.23)	0.12	(0.35)	–	–	(0.35)	(0.23)	9.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 26, 2010.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

3.30	%(E)	$166,679	0.86	%(F)	0.86	%(F)	0.86	%(F)	3.05	%(F)	41%
2.90	(E)	9,457	1.74	(F)	1.65	(F)	1.65	(F)	2.26	(F)	–
2.92	(E)	80,745	1.60	(F)	1.60	(F)	1.60	(F)	2.31	(F)	–
1.17	(E)	2,570	0.62	(F)	0.62	(F)	0.62	(F)	3.34	(F)	–
3.49	(E)	88,580	0.52	(F)	0.52	(F)	0.52	(F)	3.39	(F)	–

8.23		125,549	0.91		0.90		0.90		3.50		56
7.42		9,322	1.80		1.65		1.65		2.78		–
7.42		52,909	1.65		1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		0.90		3.78		73
(3.33)		5,846	1.84		1.65		1.65		3.06		–
(3.33)		26,738	1.69		1.65		1.65		3.03		–
(2.40)		107,669	0.58		0.58		0.58		4.11		–

3.80		34,606	1.04		0.90		0.90		4.49		68
2.91		6,349	1.90		1.65		1.65		3.73		–
2.91		22,322	1.77		1.65		1.65		3.74		–
4.08		142,224	0.64		0.64		0.64		4.75		–

4.02		26,726	1.10		0.90		0.90		3.53		119
3.33		6,760	1.92		1.65		1.65		2.77		–
3.33		14,382	1.83		1.65		1.65		2.76		–
4.28		102,198	0.68		0.65		0.65		3.78		–

0.92		29,212	1.05		0.90		0.90		3.23		123
0.17		8,814	1.89		1.65		1.65		2.47		–
0.17		22,973	1.78		1.65		1.65		2.47		–
1.18		82,439	0.67		0.65		0.65		3.53		–

27

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

29

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,033.00	$4.34	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class B	$1,000.00	$1,029.00	$8.30	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class C	$1,000.00	$1,029.20	$8.05	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$1,011.70	$1.08	$1,000.00	$1,007.56	$1.07	0.62	63	365
Class Y	$1,000.00	$1,034.90	$2.62	$1,000.00	$1,022.22	$2.61	0.52	181	365

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-SD10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Small Company Fund

The Hartford Small Company Fund

The Hartford Small Company Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP
Hartford Investment Management Company)

Investment objective – Seeks growth of capital.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
Small Company A#	24.39%	42.30%	6.81%	0.97%
Small Company A##		34.48%	5.61%	0.41%
Small Company B#	23.89%	41.47%	6.12%	NA*
Small Company B##		36.47%	5.80%	NA*
Small Company C#	23.99%	41.27%	6.02%	0.25%
Small Company C##		40.27%	6.02%	0.25%
Small Company I#	24.52%	42.73%	7.02%	1.07%
Small Company R3#	24.29%	42.07%	6.79%	1.20%
Small Company R4#	24.44%	42.48%	7.02%	1.31%
Small Company R5#	24.65%	42.88%	7.22%	1.41%
Small Company Y#	24.75%	43.02%	7.32%	1.46%
Russell 2000 Growth Index	25.49%	45.20%	6.06%	-0.06%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 year Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Wellington Management Company, LLP		Hartford Investment Management Company
Steven C. Angeli, CFA	Mario E. Abularach, CFA, CMT	Hugh Whelan, CFA
Senior Vice President, Partner	Vice President	Managing Director

Stephen C. Mortimer		Kurt Cubbage, CFA
Senior Vice President, Partner		Vice President

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 24.39%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the Russell 2000 Growth Index, which returned 25.49% for the same period. The Fund also underperformed the 25.23% return of the average fund in the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Amid concerns of government spending run amuck, talk of double-dip recessions, and anemic consumers, the markets were sanguine during the period as improving fundamentals among corporations ruled the day. Past cost saving actions set the stage for robust cash flow, high net cash levels, and near unprecedented operating leverage. Increasing sovereign risk concerns and tightening credit conditions in China were not enough to derail the equity markets during the period.

2

Small-cap stocks (+28%) outperformed mid-cap stocks (+26%) and large-cap stocks (+17%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Value (18%) stocks modestly out-paced growth stocks (+16%) during the period, as measured by the Russell 1000 Value and Russell 1000 Growth indices, respectively. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Consumer Discretionary (+35%), Consumer Staples (+28%), and Health Care (+26%) sectors performed best on a relative basis, while Utilities (+8%) and Telecommunication Services (+15%) lagged.

The benchmark-relative performance benefitted from strong stock selection in the Health Care, Industrials, and Information Technology sectors. However, this was offset by weak stock selection in Consumer Discretionary, Materials, and Financials. Sector allocation, which is the residual result of bottom-up (i.e. stock by stock fundamental research) stock selection, was also slightly additive to relative (i.e. total return) performance, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.

Stocks that detracted the most from relative returns during the period were NutriSystem (Consumer Discretionary) and UAL (Industrials). Weight loss products and services provider NutriSystem’s shares fell as the company's expansion in the retail channel fell short of expectations, negatively impacting growth prospects. United Airlines’ parent company UAL’s shares rose sharply during the period amid signs of economic recovery and increasing bookings from premium trans-oceanic and corporate passengers. Not owning the benchmark component stock early in the reporting period hurt relative performance. Significant detractors from absolute returns included Take-Two Interactive (Information Technology) and Corrections Corporation (Industrials).

Top contributors to relative performance during the period included BE Aerospace (Industrials), OSI Pharmaceuticals (Health Care), and SXC Health Solutions (Health Care). Aircraft supplier BE Aerospace is benefiting from increased investments by airlines in new aircraft interiors as well as from market share gains taken from competitors that stumbled in the downturn. Shares of oncology, diabetes and obesity biotechnology company OSI Pharmaceuticals jumped after Japanese pharmaceutical company Astellas offered to acquire the company at a significant premium to where shares had traded. SXC Health Solutions, a pharmacy benefit management (PBM) and health care information technology services provider, saw its shares climb after it released above consensus earnings and announced an important new PBM contract with managed care provider HealthSpring. Hanesbrands (Consumer Discretionary) was a notable contributor to absolute performance.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since that bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. The housing market remains fragile, although declines appear to be moderating.

Despite the uncertainty, the Fund continues to focus on stocks of companies that have unique business models or special market opportunities that should allow them to deliver superior growth. The Fund remains well diversified, with holdings across all major market sectors. At the end of the period, the Fund had overweights to Consumer Discretionary, Industrials, and Telecommunication Services relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Health Care, Financials, and Energy relative to the Russell 2000 Growth Index.

At April 30, 2010, 60% of the Fund’s assets were managed by Wellington Management Company, LLC and 40% of the assets were managed by Hartford Investment Management Company.

Diversification by Industry
as of April 30, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.1%
Banks (Financials)	0.3
Capital Goods (Industrials)	7.5
Commercial & Professional Services (Industrials)	3.3
Consumer Durables & Apparel (Consumer Discretionary)	6.4
Consumer Services (Consumer Discretionary)	5.3
Diversified Financials (Financials)	1.7
Energy (Energy)	3.1
Food & Staples Retailing (Consumer Staples)	0.2
Food, Beverage & Tobacco (Consumer Staples)	2.2
Health Care Equipment & Services (Health Care)	11.2
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	0.8
Materials (Materials)	2.4
Media (Consumer Discretionary)	1.4
Other Investment Pools and Funds (Financials)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.8
Real Estate (Financials)	0.2
Retailing (Consumer Discretionary)	4.6
Semiconductors & Semiconductor Equipment (Information Technology)	5.4
Software & Services (Information Technology)	11.2
Technology Hardware & Equipment (Information Technology)	8.1
Telecommunication Services (Services)	2.1
Transportation (Industrials)	5.0
Utilities (Utilities)	0.4
Short-Term Investments	2.3
Other Assets and Liabilities	1.4
Total	100.0%

3

The Hartford Small Company Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7%
	Automobiles & Components - 2.1%
390	ArvinMeritor, Inc. ●	$5,976
82	Cooper Tire & Rubber Co.	1,738
26	Drew Industries ●	668
23	Federal Mogul Corp. ●	444
257	Gentex Corp.	5,524
41	Standard Motor Products	441
120	Winnebago Industries, Inc. ●	1,991
		16,782
	Banks - 0.3%
70	MGIC Investment Corp. ●	727
47	Nara Bancorp, Inc. ●	425
26	Signature Bank ●	1,041
		2,193
	Capital Goods - 7.5%
17	Aaon, Inc.	403
39	Actuant Corp. Class A	885
19	Acuity Brands, Inc.	841
77	AerCap Holdings N.V. ●	1,064
1	Ampco-Pittsburgh Corp.	21
49	Apogee Enterprises	678
79	Arfon, Inc. ●	2,050
32	AZZ, Inc.	1,299
149	BE Aerospace, Inc. ●	4,425
401	Beacon Roofing Supply, Inc. ●	8,909
34	Blount International ●	385
26	Carlisle Cos., Inc.	965
47	Chart Industries, Inc. ●	1,087
13	Colfax Corp. ●	170
28	Crane Co.	1,010
30	Cubic Corp.	1,120
61	EMCOR Group, Inc. ●	1,743
8	Energy Recovery, Inc. ●	50
102	Force Protection, Inc. ●	547
204	Gencorp, Inc. ●	1,272
14	GeoEye, Inc. ●	404
20	Graham Corp.	357
214	GT Solar International, Inc. ●	1,245
43	Harbin Electric, Inc. ●	947
22	Heico Corp.	968
47	Hexcel Corp. ●	764
14	Hubbell, Inc. Class B	659
28	II-VI, Inc. ●	988
30	Kaman Corp.	813
25	Lindsay Corp.	943
71	MasTec, Inc. ●	887
6	Michael Baker Corp. ●	219
12	Middleby Corp. ●	703
60	Orbital Sciences Corp. ●	1,108
18	Pall Corp.	690
20	Powell Industries, Inc. ●	660
6	Raven Industries	189
79	Regal-Beloit Corp.	5,027
28	Robbins & Myers, Inc.	729
190	Rush Enterprises, Inc. ●	3,080
41	Simpson Manufacturing Co., Inc.	1,398
6	Sterling Construction Co., Inc. ●	107
2	Sun Hydraulics Corp.	65
14	Thomas & Betts Corp. ●	598
20	Toro Co.	1,156
48	Trex Co., Inc. ●	1,173
125	Trinity Industries, Inc.	3,104
17	Watsco, Inc.	981
47	Woodward Governor Co.	1,495
		60,381
	Commercial & Professional Services - 3.3%
7	Advisory Board Co. ●	214
41	American Reprographics Co. LLC ●	413
33	ATC Technology Corp. ●	677
46	Cenveo, Inc. ●	398
311	Corrections Corp. of America ●	6,436
37	Deluxe Corp.	783
17	Healthcare Services Group, Inc.	362
61	Herman Miller, Inc.	1,293
20	HNI Corp.	616
31	Huron Consulting Group, Inc. ●	723
58	Interface, Inc.	760
351	Knoll, Inc.	4,904
8	McGrath RentCorp	196
35	Rollins, Inc.	767
257	Sykes Enterprises, Inc. ●	5,835
42	Tetra Tech, Inc. ●	1,018
21	Towers Watson & Co.	1,005
11	US Ecology, Inc.	166
		26,566
	Consumer Durables & Apparel - 6.4%
183	Brunswick Corp.	3,833
260	Carter's, Inc. ●	8,367
275	Crocs, Inc. ●	2,654
12	Deckers Outdoor Corp. ●	1,658
47	Fossil, Inc. ●	1,839
25	G-III Appareal Group Ltd. ●	722
280	Hanesbrands, Inc. ●	7,975
123	Jarden Corp.	3,946
28	Lululemon Athletica, Inc. ●	1,037
32	Maidenform Brands, Inc. ●	722
8	National Presto Industries, Inc.	880
10	Oxford Industries, Inc.	221
21	Polaris Industries, Inc.	1,249
13	Steven Madden Ltd. ●	764
48	Sturm Ruger & Co., Inc.	803
201	Tempur-Pedic International, Inc. ●	6,789
47	Timberland Co. Class A ●	1,002
22	True Religion Apparel, Inc. ●	677
31	Tupperware Brands Corp.	1,604
24	Under Armour, Inc. Class A ●	820
13	Unifirst Corp.	636
27	Warnaco Group, Inc. ●	1,294
40	Wolverine World Wide, Inc.	1,233
		50,725
	Consumer Services - 5.3%
20	Bally Technologies, Inc. ●	944
29	Brinker International, Inc.	546
11	Capella Education Co. ●	957
17	CEC Entertainment, Inc. ●	654
205	Cheesecake Factory, Inc. ●	5,570
64	CKE Restaurants, Inc.	789
76	Corinthian Colleges, Inc. ●	1,194
26	Cracker Barrel Old Country Store, Inc.	1,277

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Consumer Services - 5.3% - (continued)
158	Denny's Corp. ●	$526
180	Grand Canyon Education, Inc. ●	4,347
70	Home Inns & Hotels Management, Inc. ●	2,429
560	Navitas Ltd.	2,681
23	P.F. Chang's China Bistro, Inc. ●	1,014
121	Penn National Gaming, Inc. ●	3,746
212	Sonic Corp. ●	2,485
48	Sotheby's Holdings	1,596
10	Steiner Leisure Ltd. ●	461
17	Strayer Education, Inc.	4,206
112	Texas Roadhouse, Inc. ●	1,650
212	Wyndham Worldwide Corp.	5,683
		42,755
	Diversified Financials - 1.7%
77	Advance America Cash Advance Centers, Inc.	439
67	BGC Partners, Inc.	437
37	Calamos Asset Management, Inc.	465
39	Ezcorp, Inc. ●	814
42	First Cash Financial Services, Inc. ●	931
51	Life Partners Holdings, Inc.	1,185
18	MarketAxess Holdings, Inc.	285
12	Portfolio Recovery Associate ●	773
31	Riskmetrics Group, Inc. ●	706
74	Stifel Financial ●	4,266
88	Waddell and Reed Financial, Inc.	3,274
		13,575
	Energy - 3.1%
31	Alon USA Energy, Inc.	225
16	Atlas Energy, Inc.	566
113	Cal Dive International, Inc. ●	738
13	Carbo Ceramics, Inc.	955
41	Cloud Peak Energy, Inc. ●	658
72	CVR Energy, Inc. ●	609
144	Dresser-Rand Group, Inc. ●	5,080
14	Dril-Quip, Inc. ●	829
43	Geokinetics, Inc. ●	380
53	James River Coal Co. ●	1,000
7	Lufkin Industries, Inc.	633
45	Matrix Service Co. ●	479
16	Natural Gas Services Group ●	280
112	Overseas Shipholding Group, Inc.	5,618
36	Patterson-UTI Energy, Inc.	546
137	Pioneer Drilling Co. ●	1,002
23	RPC, Inc.	319
58	Tesoro Corp.	762
81	TETRA Technologies, Inc. ●	1,000
86	Willbros Group, Inc. ●	1,079
52	World Fuel Services Corp.	1,474
		24,232
	Food & Staples Retailing - 0.2%
22	Casey's General Stores, Inc.	836
36	United Natural Foods, Inc. ●	1,103
		1,939
	Food, Beverage & Tobacco - 2.2%
25	American Italian Pasta Co. ●	967
13	Boston Beer Co., Inc. Class A ●	768
31	Cal-Maine Foods, Inc.	1,046
93	Cental Euro Distribution Corp. ●	3,222
64	Darling International, Inc. ●	604
21	Diamond Foods, Inc.	898
93	Green Mountain Coffee Roasters ●	6,741
16	J&J Snack Foods Corp.	767
20	Lancaster Colony Corp.	1,084
19	Sanderson Farms, Inc.	1,100
		17,197
	Health Care Equipment & Services - 11.2%
101	Align Technology, Inc. ●	1,710
11	Almost Family, Inc. ●	487
18	Amedisys, Inc. ●	1,031
279	American Medical Systems Holdings ●	4,997
35	Amerigroup Corp. ●	1,278
41	Angiodynamics, Inc. ●	652
31	Bio-Reference Laboratories ●	732
74	Bioscrip, Inc. ●	665
35	Cantel Medical Corp.	706
34	Catalyst Health Solutions ●	1,459
36	Centene Corp. ●	826
126	Coninucare Corp. ●	422
188	Coventry Health Care, Inc. ●	4,471
3	CryoLife, Inc. ●	20
98	Cyberonics, Inc. ●	1,910
54	Eclipsys Corp. ●	1,122
22	Emergency Medical Services ●	1,186
336	Fleury S.A. ●	3,496
32	Gentiva Health Services, Inc. ●	911
13	Haemonetics Corp. ●	780
209	Health Net, Inc. ●	4,594
226	HealthSouth Corp. ●	4,623
71	Immucor, Inc. ●	1,516
18	Integra LifeSciences Holdings Corp. ●	834
32	Invacare Corp.	847
27	inVentiv Health, Inc. ●	614
30	Kensey Nash Corp. ●	677
139	Lincare Holdings, Inc. ●	6,467
41	MedAssets, Inc. ●	947
11	Medical Action Industries, Inc. ●	133
46	Micrus Endovascular Corp. ●	927
17	Neogen Corp. ●	457
15	NuVasive, Inc. ●	623
77	Odyssey HealthCare, Inc. ●	1,608
40	Omnicell, Inc. ●	531
166	Owens & Minor, Inc.	5,209
5	Providence Service Corp. ●	81
32	PSS World Medical, Inc. ●	750
10	Quality Systems	662
46	Quidel Corp. ●	682
108	Rehabcare Group, Inc. ●	3,089
57	RTI Biologics, Inc. ●	217
31	Sirona Dental Systems, Inc. ●	1,301
12	Somanetics Corp. ●	235
50	STERIS Corp.	1,665
143	SXC Health Solutions Corp. ●	9,933
156	Team Health Holdings ●	2,457
25	Thoratec Corp. ●	1,128
301	Volcano Corp. ●	7,240
7	Zoll Medical Corp. ●	218
		89,126

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Household & Personal Products - 1.0%
175	American Oriental Bioengineering, Inc. ●	$707
36	China Sky One Medical, Inc. ●	513
102	Herbalife Ltd.	4,916
20	Medifast, Inc. ●	647
11	NBTY, Inc. ●	448
32	Nu Skin Enterprises, Inc. Class A	973
11	WD40 Co.	399
		8,603
	Insurance - 0.8%
189	Assured Guaranty Ltd.	4,078
21	Endurance Specialty Holdings Ltd.	778
15	FBL Financial Group Class A	386
12	RLI Corp.	682
21	Universal Insurance Holdings, Inc.	105
1	Validus Holdings Ltd.	34
		6,063
	Materials - 2.4%
31	A.M. Castle & Co. ●	420
16	Ashland, Inc.	960
23	Balchem Corp.	601
131	Boise, Inc. ●	900
31	Calgon Carbon Corp. ●	480
22	Clearwater Paper Corp. ●	1,386
1,059	Huabao International Holdings Ltd.	1,224
1	Koppers Holdings, Inc.	22
10	Lubrizol Corp.	929
8	Newmarket Corp.	862
81	Omnova Solutions, Inc. ●	619
88	PolyOne Corp. ●	999
18	Rock Tenn Co. Class A	916
80	Silgan Holdings, Inc.	4,848
14	Stepan Co.	1,097
49	W.R. Grace & Co. ●	1,427
25	Wausau Paper Corp. ●	217
71	Worthington Industries, Inc.	1,128
28	Zep, Inc.	519
		19,554
	Media - 1.4%
43	Cinemark Holdings, Inc.	791
63	Dolan Media Co. ●	753
66	DreamWorks Animation SKG, Inc. ●	2,633
275	Focus Media Holding Ltd. ADR ●	4,619
14	John Wiley & Sons, Inc. Class A	594
67	New York Times Co. Class A ●	668
30	Valassis Communications, Inc. ●	988
		11,046
	Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
107	Affymax, Inc. ●	2,556
15	Alexion Pharmaceuticals, Inc. ●	814
269	Alkermes, Inc. ●	3,521
42	AMAG Pharmaceuticals, Inc. ●	1,448
138	Auxilium Pharmaceuticals, Inc. ●	4,921
1	Biomarin Pharmaceutical, Inc. ●	24
78	Bruker Corp. ●	1,187
84	Celera Corp. ●	624
34	Cepheid, Inc. ●	683
22	Charles River Laboratories International, Inc. ●	748
121	Codexis, Inc. ●	1,651
185	Cubist Pharmaceuticals, Inc. ●	4,142
11	Cytokinetics, Inc. ●	34
40	Emergent Biosolutions, Inc. ●	659
59	Enzon, Inc. ●	625
47	Exelixis, Inc. ●	274
35	Genomic Health, Inc. ●	560
63	Hi-Technology Pharmacal Co., Inc. ●	1,544
92	Human Genome Sciences, Inc. ●	2,542
124	Icon plc ADR ●	3,612
40	Impax Laboratories, Inc. ●	731
242	Incyte Corp. ●	3,252
59	Isis Pharmaceuticals, Inc. ●	635
34	Kendle International, Inc. ●	567
2	KV Pharmaceutical Co. ●	3
53	Martek Biosciences Corp. ●	1,173
72	Medicines Co. ●	529
46	Medicis Pharmaceutical Corp. Class A	1,160
7	Millipore Corp. ●	728
48	Nektar Therapeutics ●	673
154	Onyx Pharmaceuticals, Inc. ●	4,450
310	PAREXEL International Corp. ●	7,301
247	PDL Biopharma, Inc.	1,435
12	Perrigo Co.	744
216	Pharmaceutical Product Development, Inc.	5,941
69	Pharmasset, Inc. ●	2,223
91	Questcor Pharmaceuticals ●	889
167	Regeneron Pharmaceuticals, Inc. ●	4,270
107	Salix Pharmaceuticals Ltd. ●	4,302
92	Santarus, Inc. ●	303
101	Sciclone Pharmaceuticals, Inc. ●	422
210	Seattle Genetics, Inc. ●	2,641
3	Synta Pharmaceuticals Corp. ●	12
56	ViroPharma, Inc. ●	718
81	Zymogenetics, Inc. ●	480
		77,751
	Real Estate - 0.2%
14	Equity Lifestyle Properties, Inc.	789
13	PS Business Parks, Inc.	773
		1,562
	Retailing - 4.6%
48	99 Cents Only Stores ●	738
26	Barnes & Noble, Inc.	574
37	Big 5 Sporting Goods Corp.	627
18	Big Lots, Inc. ●	695
24	Cato Corp.	558
31	Collective Brands, Inc. ●	717
1	Core-Mark Holding Co., Inc. ●	19
134	Dick's Sporting Goods, Inc. ●	3,900
46	Dress Barn, Inc. ●	1,268
90	Drugstore.com, Inc. ●	328
49	DSW, Inc. ●	1,493
98	Group 1 Automotive, Inc. ●	3,043
14	Gymboree Corp. ●	697
37	Hibbett Sports, Inc. ●	1,007
34	HSN, Inc. ●	1,039
31	J. Crew Group, Inc. ●	1,440

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Retailing - 4.6% - (continued)
28	Jo-Ann Stores, Inc. ●	$1,250
60	Kirklands, Inc. ●	1,343
21	Monroe Muffler, Inc.	759
78	OfficeMax, Inc. ●	1,486
37	PetMed Express, Inc.	827
21	PetSmart, Inc.	701
26	Shutterfly, Inc. ●	615
66	Sonic Automotive, Inc. ●	700
67	Stein Mart, Inc. ●	640
69	The Finish Line, Inc.	1,113
23	Tractor Supply Co.	1,547
40	Ulta Salon, Cosmetics & Fragrances, Inc. ●	921
231	Williams-Sonoma, Inc.	6,646
		36,691
	Semiconductors & Semiconductor Equipment - 5.4%
147	Amkor Technology, Inc. ●	1,112
395	Applied Micro Circuits Corp. ●	4,458
149	Atheros Communications, Inc. ●	5,775
300	Cypress Semiconductor Corp. ●	3,861
1	Diodes, Inc. ●	13
39	FEI Co. ●	885
28	Hittite Microwave Corp. ●	1,431
89	Kopin Corp. ●	373
148	Lattice Semiconductor Corp. ●	779
63	Microsemi Corp. ●	1,048
16	MIPS Technologies, Inc. Class A ●	80
164	Netlogic Microsystems, Inc. ●	5,106
83	Power Integrations, Inc.	3,187
646	RF Micro Devices, Inc. ●	3,629
453	Skyworks Solutions, Inc. ●	7,625
43	Tessera Technologies, Inc. ●	862
382	TriQuint Semiconductor, Inc. ●	2,880
		43,104
	Software & Services - 11.2%
30	ACI Worldwide, Inc. ●	557
74	Acxiom Corp. ●	1,408
13	Advent Software, Inc. ●	605
26	ArcSight, Inc. ●	589
158	Art Technology Group, Inc. ●	674
28	AsiaInfo Holdings, Inc. ●	791
40	Blackbaud, Inc.	931
27	Blackboard, Inc. ●	1,168
50	Bottomline Technologies, Inc. ●	873
55	Broadridge Financial Solutions, Inc.	1,299
92	Concur Technologies, Inc. ●	3,855
55	CSG Systems International, Inc. ●	1,257
28	Digital River, Inc. ●	792
28	DivX, Inc. ●	236
49	Double-Take Software, Inc. ●	522
176	Earthlink, Inc.	1,590
56	EPIQ Systems, Inc. ●	680
73	Equinix, Inc. ●	7,394
15	Forrester Research, Inc. ●	493
42	Gartner, Inc. Class A ●	1,001
93	Global Cash Access, Inc. ●	806
21	Global Payments, Inc.	893
248	GSI Commerce, Inc. ●	6,750
285	Informatica Corp. ●	7,120
18	Interactive Intelligence, Inc. ●	361
57	j2 Global Communications, Inc. ●	1,361
63	Jack Henry & Associates, Inc.	1,611
24	Logmein, Inc. ●	568
38	Manhattan Associates, Inc. ●	1,092
24	MAXIMUS, Inc.	1,515
69	Net 1 UEPS Technologies, Inc. ●	1,124
37	North American Equity	259
24	Opnet Technologies, Inc.	385
53	Parametric Technology Corp. ●	985
10	Pegasystems, Inc.	318
26	Perficient, Inc. ●	322
71	Rackspace Hosting, Inc. ●	1,267
53	Radiant Systems, Inc. ●	739
88	Rovi Corp. ●	3,432
100	S1 Corp. ●	618
82	Sapient Corp.	836
36	Solera Holdings, Inc.	1,384
62	SonicWALL, Inc. ●	627
130	SuccessFactors, Inc. ●	2,717
55	Taleo Corp. Class A ●	1,419
69	TeleCommunication Systems, Inc. Class A ●	. 478
42	TeleTech Holdings, Inc. ●	699
73	Tibco Software, Inc. ●	829
197	TiVo, Inc. ●	3,449
41	Total System Services, Inc.	654
12	Tyler Corp. ●	209
28	Unisys Corp. ●	798
96	Valueclick, Inc. ●	982
51	Vanceinfo Technologies ADR ●	1,212
22	Vasco Data Security International ●	139
72	VeriFone Holdings, Inc. ●	1,362
110	Vistaprint N.V. ●	5,686
319	Websense, Inc. ●	7,269
22	Wright Express Corp. ●	763
		89,753
	Technology Hardware & Equipment - 8.1%
97	ADC Telecommunications, Inc. ●	779
24	ADTRAN, Inc.	647
135	Arris Group, Inc. ●	1,664
62	AVX Corp.	956
28	Benchmark Electronics, Inc. ●	601
25	Blue Coat Systems, Inc. ●	827
68	Brightpoint, Inc. ●	553
394	Celestica, Inc. ●	3,862
3	Cognex Corp.	54
21	Comtech Telecommunications Corp. ●	666
21	DG Fastchannel, Inc. ●	723
19	DTS, Inc. ●	624
74	Emulex Corp. ●	869
236	Finisar Corp. ●	3,523
45	Insight Enterprises, Inc. ●	681
3	Intermec, Inc. ●	38
148	Lexmark International, Inc. ADR ●	5,472
49	Multi-Fineline Electronix, Inc. ●	1,262
6	National Instruments Corp.	193
289	Netezza Corp. ●	3,958
4	Netgear, Inc. ●	110
6	Novatel Wireless, Inc. ●	40
36	Oplink Communications, Inc. ●	544
The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Technology Hardware & Equipment - 8.1% - (continued)
38	Osi Systems, Inc. ●	$1,001
40	Plantronics, Inc.	1,314
59	Plexus Corp. ●	2,188
113	Polycom, Inc. ●	3,668
229	QLogic Corp. ●	4,440
362	Quantum Corp. ●	1,049
173	Riverbed Technology, Inc. ●	5,369
485	Sanmina-Sci Corp. ●	8,639
127	Silicon Graphics International ●	1,254
42	Stratasys, Inc. ●	1,008
25	SYNNEX Corp. ●	698
87	Trimble Navigation Ltd. ●	2,852
56	ViaSat, Inc. ●	1,985
84	Vishay Intertechnology, Inc. ●	870
		64,981
	Telecommunication Services - 2.1%
14	AboveNet, Inc. ●	701
99	Alaska Communication Systems Holdings, Inc.	846
271	Cincinnati Bell, Inc. ●	913
39	Consolidated Communications Holdings, Inc.	730
223	Frontier Communications Corp.	1,771
17	Global Crossing Ltd. ●	248
37	Iowa Telecommunications Services, Inc.	619
49	NTELOS Holdings Corp.	971
197	PAETEC Holding Corp. ●	981
51	Premiere Global Services, Inc. ●	477
159	SBA Communications Corp. ●	5,624
67	Syniverse Holdings, Inc. ●	1,355
34	TW Telecom, Inc. ●	605
39	USA Mobility, Inc.	539
		16,380
	Transportation - 5.0%
126	AirTran Holdings, Inc. ●	666
80	Allegiant Travel Co. ●	4,116
59	Arkansas Best Corp.	1,794
85	Avis Budget Group, Inc. ●	1,286
249	Continental Airlines, Inc. ●	5,574
72	Copa Holdings S.A. Class A	4,068
121	Hawaiian Holdings, Inc. ●	856
256	Hertz Global Holdings, Inc. ●	3,707
212	J.B. Hunt Transport Services, Inc.	7,799
342	Localiza Rent a Car S.A.	3,786
108	Old Dominion Freight Line, Inc. ●	3,883
96	UAL Corp. ●	2,074
		39,609
	Utilities - 0.4%
87	CenterPoint Energy, Inc.	1,244
15	New Jersey Resources Corp.	568
25	Piedmont Natural Gas	679
		2,491
	Total common stocks
	(cost $643,944)	$763,059

EXCHANGE TRADED FUNDS - 0.6%
	Other Investment Pools and Funds - 0.6%
60	iShares Russell 2000 Growth Index Fund	$4,582
	Total exchange traded funds
	(cost $4,505)	$4,582

	Total long-term investments
	(cost $648,449)	$767,641

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 2.3%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $3,101, collateralized by U.S.
	Treasury Bond 5.25%, 2029, U.S. Treasury
	Note 0.88%, 2011, value of $3,189)
$3,101	0.18%, 04/30/2010	$3,101
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,145,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $1,168)
1,145	0.20%, 04/30/2010	1,145
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $4,270,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $4,355)
4,270	0.20%, 04/30/2010	4,270
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $1,316, collateralized by
	FHLMC 6.00% - 6.50%, 2038, value of
	$1,342)
1,316	0.20%, 04/30/2010	1,316
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,665,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $2,724)
2,665	0.19%, 04/30/2010	2,665
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,249,
	collateralized by U.S. Treasury Note 1.25%
	- 1.50%, 2010, value of $1,274)
1,249	0.18%, 04/30/2010	1,249
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$18, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $19)
18	0.18%, 04/30/2010	18
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $3,067, collateralized by U.S.
	Treasury Note 1.75% - 3.00%, 2014 - 2017,
	value of $3,128)
3,067	0.19%, 04/30/2010	3,067

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.3% - (continued)
	Repurchase Agreements - 2.3% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $1,561, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of
	$1,592)
$1,561	0.20%, 04/30/2010		$1,561
			18,392
	U.S. Treasury Bills - 0.0%
540	0.15%, 07/15/2010□○		540

	Total short-term investments
	(cost $18,932)		$18,932

	Total investments
	(cost $667,381) ▲	98.6%	$786,573
	Other assets and liabilities	1.4%	10,990
	Total net assets	100.0%	$797,563

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.9% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $681,579 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$128,986
Unrealized Depreciation	(23,992)
Net Unrealized Appreciation	$104,994

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2010.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	101	Long	Jun 2010	$210
* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$763,059	$759,154	$3,905	$–
Exchange Traded Funds	4,582	4,582	–	–
Short-Term Investments	18,932	–	18,932	–
Total	$786,573	$763,736	$22,837	$–
Futures *	210	210	–	–
Total	$210	$210	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $667,381)	$786,573
Cash	—
Foreign currency on deposit with custodian (cost $9)	9
Receivables:
Investment securities sold	15,927
Fund shares sold	1,011
Dividends and interest	128
Variation margin	6
Other assets	70
Total assets	803,724
Liabilities:
Payables:
Investment securities purchased	4,794
Fund shares redeemed	881
Investment management fees	71
Administrative fees	1
Distribution fees	19
Variation margin	224
Accrued expenses	171
Total liabilities	6,161
Net assets	$797,563
Summary of Net Assets:
Capital stock and paid-in-capital	$829,094
Accumulated net investment loss	(2,310)
Accumulated net realized loss on investments and foreign currency transactions	(148,624)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	119,403
Net assets	$797,563

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.29/$18.30
Shares outstanding	19,248
Net assets	$332,807
Class B: Net asset value per share	$15.35
Shares outstanding	1,013
Net assets	$15,549
Class C: Net asset value per share	$15.30
Shares outstanding	2,811
Net assets	$42,999
Class I: Net asset value per share	$17.47
Shares outstanding	979
Net assets	$17,109
Class R3: Net asset value per share	$18.27
Shares outstanding	1,531
Net assets	$27,958
Class R4: Net asset value per share	$18.48
Shares outstanding	2,382
Net assets	$44,020
Class R5: Net asset value per share	$18.66
Shares outstanding	915
Net assets	$17,074
Class Y: Net asset value per share	$18.75
Shares outstanding	16,003
Net assets	$300,047

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,372
Interest	10
Less: Foreign tax withheld	(4)
Total investment income	2,378

Expenses:
Investment management fees	2,922
Administrative services fees	56
Transfer agent fees	560
Distribution fees
Class A	384
Class B	82
Class C	204
Class R3	51
Class R4	47
Custodian fees	22
Accounting services fees	58
Registration and filing fees	50
Board of Directors' fees	7
Audit fees	10
Other expenses	85
Total expenses (before waivers and fees paid indirectly)	4,538
Expense waivers	(2)
Transfer agent fee waivers	(17)
Commission recapture	(23)
Custodian fee offset	—
Total waivers and fees paid indirectly	(42)
Total expenses, net	4,496
Net Investment Loss	(2,118)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	92,963
Net realized gain on futures	958
Net realized loss on forward foreign currency contracts	(43)
Net realized gain on other foreign currency transactions	13
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	93,891
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	65,603
Net unrealized appreciation of futures	472
Net unrealized appreciation of forward foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	66,075
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	159,966
Net Increase in Net Assets Resulting from Operations	$157,848

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment loss	$(2,118)	$(3,281)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	93,891	(145,816)
Net unrealized appreciation of investments and other financial instruments	66,075	192,233
Net Increase In Net Assets Resulting From Operations	157,848	43,136
Capital Share Transactions:
Class A	(9,457)	(12,824)
Class B	(4,202)	(5,342)
Class C	(3,779)	(4,668)
Class I	(2,928)	3,846
Class R3	11,042	8,423
Class R4	4,457	10,059
Class R5	1,486	3,991
Class Y	(5,766)	58,600
Net increase (decrease) from capital share transactions	(9,147)	62,085
Net Increase In Net Assets	148,701	105,221
Net Assets:
Beginning of period	648,862	543,641
End of period	$797,563	$648,862
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(2,310)	$(192)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

14

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”) or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

16

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of April 30, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

j)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

k)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets – Unrealized appreciation	$210

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(43)	$—	$(43)
Equity contracts	—	—	958	—	—	958
Total	$—	$—	$958	$(43)	$—	$915

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	472	—	—	$472
Total	$—	$—	$472	$—	$—	$472

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

18

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$43,260
Long-Term Capital Gains *	—	23,618

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(228,771)
Unrealized Appreciation †	39,392
Total Accumulated Deficit	$(189,379)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3,089
Accumulated Net Realized Gain	275
Paid-in-Capital	(3,364)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$87,693
2017	141,078
Total	$228,771

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management and Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management and Wellington.

20

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	1.39%	1.29%	1.38%	1.39%		1.37%		1.35%
Class B Shares	2.15	1.73	2.01	2.11		2.12		2.10
Class C Shares	2.15	2.01	2.14	2.14		2.11		2.10
Class I Shares	1.15	1.09	1.15	1.12		1.10	*
Class R3 Shares	1.58	1.62	1.65	1.65	†
Class R4 Shares	1.27	1.28	1.28	1.36	†
Class R5 Shares	1.04	1.02	0.99	1.10	†
Class Y Shares	0.86	0.88	0.88	0.90		0.91		0.92
*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $161 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

22

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $548 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

		Impact from
		Payment from
	Impact from	Affiliate for	Total Return
	Payment from	Trading	Excluding
	Affiliate for SEC	Reimbursements	Payment from
	Settlement for the	for the	Affiliate for the
	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2007	October 31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	-	0.20	17.44
Class R4	-	0.20	17.80
Class R5	-	0.20	18.07
Class Y	0.16	0.20	23.99

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$577,426
Sales Proceeds Excluding U.S. Government Obligations	608,126

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,459	—	(3,056)	—	(597)	6,962	—	(8,084)	—	(1,122)
Amount	$39,438	$—	$(48,895)	$—	$(9,457)	$84,120	$—	$(96,944)	$—	$(12,824)
Class B
Shares	14	—	(306)	—	(292)	120	—	(609)	—	(489)
Amount	$203	$—	$(4,405)	$—	$(4,202)	$1,300	$—	$(6,642)	$—	$(5,342)
Class C
Shares	111	—	(385)	—	(274)	604	—	(1,047)	—	(443)
Amount	$1,580	$—	$(5,359)	$—	$(3,779)	$6,484	$—	$(11,152)	$—	$(4,668)
Class I
Shares	132	—	(316)	—	(184)	789	—	(530)	—	259
Amount	$2,100	$—	$(5,028)	$—	$(2,928)	$10,152	$—	$(6,306)	$—	$3,846
Class R3
Shares	811	—	(152)	—	659	940	—	(283)	—	657
Amount	$13,616	$—	$(2,574)	$—	$11,042	$12,135	$—	$(3,712)	$—	$8,423
Class R4
Shares	489	—	(230)	—	259	1,404	—	(592)	—	812
Amount	$8,372	$—	$(3,915)	$—	$4,457	$18,261	$—	$(8,202)	$—	$10,059
Class R5
Shares	264	—	(176)	—	88	477	—	(184)	—	293
Amount	$4,543	$—	$(3,057)	$—	$1,486	$6,409	$—	$(2,418)	$—	$3,991
Class Y
Shares	1,084	—	(1,427)	—	(343)	7,077	—	(2,520)	—	4,557
Amount	$18,928	$—	$(24,694)	$—	$(5,766)	$90,495	$—	$(31,895)	$—	$58,600

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	139	$2,262
For the Year Ended October 31, 2009	228	$2,819

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

25

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$13.90	$(0.06)	$–	$3.45	$3.39	$–	$–	$–	$–	$3.39	$17.29
B	12.39	(0.12)	–	3.08	2.96	–	–	–	–	2.96	15.35
C	12.34	(0.11)	–	3.07	2.96	–	–	–	–	2.96	15.30
I	14.03	(0.04)	–	3.48	3.44	–	–	–	–	3.44	17.47
R3	14.70	(0.06)	–	3.63	3.57	–	–	–	–	3.57	18.27
R4	14.85	(0.05)	–	3.68	3.63	–	–	–	–	3.63	18.48
R5	14.97	(0.03)	–	3.72	3.69	–	–	–	–	3.69	18.66
Y	15.03	(0.02)	–	3.74	3.72	–	–	–	–	3.72	18.75

For the Year Ended October 31, 2009 (G)
A	13.09	(0.08)	–	0.89	0.81	–	–	–	–	0.81	13.90
B	11.71	(0.12)	–	0.80	0.68	–	–	–	–	0.68	12.39
C	11.71	(0.15)	–	0.78	0.63	–	–	–	–	0.63	12.34
I	13.18	(0.06)	–	0.91	0.85	–	–	–	–	0.85	14.03
R3	13.89	(0.13)	–	0.94	0.81	–	–	–	–	0.81	14.70
R4	13.98	(0.09)	–	0.96	0.87	–	–	–	–	0.87	14.85
R5	14.06	(0.06)	–	0.97	0.91	–	–	–	–	0.91	14.97
Y	14.10	(0.04)	–	0.97	0.93	–	–	–	–	0.93	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	–	(8.68)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.09
B	22.30	(0.20)	–	(7.76)	(7.96)	–	(2.63)	–	(2.63)	(10.59)	11.71
C	22.32	(0.18)	–	(7.80)	(7.98)	–	(2.63)	–	(2.63)	(10.61)	11.71
I	24.55	(0.02)	–	(8.72)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.18
R3	25.83	(0.07)	–	(9.24)	(9.31)	–	(2.63)	–	(2.63)	(11.94)	13.89
R4	25.91	(0.03)	–	(9.27)	(9.30)	–	(2.63)	–	(2.63)	(11.93)	13.98
R5	25.97	–	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	(11.91)	14.06
Y	26.00	0.02	–	(9.29)	(9.27)	–	(2.63)	–	(2.63)	(11.90)	14.10

For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	–	(1.87)	–	(1.87)	2.88	24.46
B	19.97	(0.26)	0.10	4.36	4.20	–	(1.87)	–	(1.87)	2.33	22.30
C	20.00	(0.23)	0.08	4.34	4.19	–	(1.87)	–	(1.87)	2.32	22.32
I	21.59	(0.01)	–	4.84	4.83	–	(1.87)	–	(1.87)	2.96	24.55
R3(I)	21.95	(0.07)	–	3.95	3.88	–	–	–	–	3.88	25.83
R4(I)	21.95	(0.03)	–	3.99	3.96	–	–	–	–	3.96	25.91
R5(I)	21.95	(0.01)	–	4.03	4.02	–	–	–	–	4.02	25.97
Y	22.73	0.02	0.06	5.06	5.14	–	(1.87)	–	(1.87)	3.27	26.00

For the Year Ended October 31, 2006
A	18.45	(0.18)	–	3.31	3.13	–	–	–	–	3.13	21.58
B	17.20	(0.36)	–	3.13	2.77	–	–	–	–	2.77	19.97
C	17.22	(0.32)	–	3.10	2.78	–	–	–	–	2.78	20.00
I(J)	20.70	(0.01)	–	0.90	0.89	–	–	–	–	0.89	21.59
Y	19.33	(0.06)	–	3.46	3.40	–	–	–	–	3.40	22.73

For the Year Ended October 31, 2005
A	15.09	(0.16)	–	3.52	3.36	–	–	–	–	3.36	18.45
B	14.17	(0.29)	–	3.32	3.03	–	–	–	–	3.03	17.20
C	14.19	(0.29)	–	3.32	3.03	–	–	–	–	3.03	17.22
Y	15.74	(0.07)	–	3.66	3.59	–	–	–	–	3.59	19.33

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

24.39	%(E)	$332,807	1.39	%(F)	1.39	%(F)	1.39	%(F)	(0.73	)%(F)	82%
23.89	(E)	15,549	2.36	(F)	2.15	(F)	2.15	(F)	(1.48	) (F)	–
23.99	(E)	42,999	2.15	(F)	2.15	(F)	2.15	(F)	(1.49	) (F)	–
24.52	(E)	17,109	1.17	(F)	1.15	(F)	1.15	(F)	(0.49	) (F)	–
24.29	(E)	27,958	1.59	(F)	1.59	(F)	1.59	(F)	(0.95	) (F)	–
24.44	(E)	44,020	1.27	(F)	1.27	(F)	1.27	(F)	(0.61	) (F)	–
24.65	(E)	17,074	1.04	(F)	1.04	(F)	1.04	(F)	(0.39	) (F)	–
24.75	(E)	300,047	0.87	(F)	0.87	(F)	0.87	(F)	(0.21	) (F)	–

6.19		275,834	1.53		1.32		1.32		(0.67)		180
5.81		16,169	2.59		1.76		1.76		(1.10)		–
5.38		38,082	2.31		2.04		2.04		(1.39)		–
6.45		16,312	1.24		1.11		1.11		(0.48)		–
5.83		12,822	1.66		1.65		1.65		(1.04)		–
6.22		31,532	1.31		1.31		1.31		(0.67)		–
6.47		12,384	1.11		1.05		1.05		(0.42)		–
6.59		245,727	0.91		0.91		0.91		(0.27)		–

(39.57)		274,412	1.39		1.39		1.39		(0.39)		183
(39.95)		21,008	2.31		2.02		2.02		(1.01)		–
(40.01)		41,294	2.15		2.15		2.15		(1.14)		–
(39.41)		11,912	1.19		1.15		1.15		(0.15)		–
(39.69)		2,990	1.66		1.65		1.65		(0.68)		–
(39.51)		18,332	1.29		1.29		1.29		(0.29)		–
(39.32)		7,510	1.00		1.00		1.00		(0.01)		–
(39.23)		166,183	0.89		0.89		0.89		0.12		–

23.88	(H)	299,819	1.41		1.40		1.40		(0.44)		186
22.97	(H)	52,549	2.28		2.12		2.12		(1.16)		–
22.88	(H)	63,650	2.15		2.15		2.15		(1.19)		–
24.28	(H)	3,886	1.12		1.12		1.12		(0.16)		–
17.68	(E),(H)	181	1.84	(F)	1.65	(F)	1.65	(F)	(0.69	) (F)	–
18.04	(E),(H)	9,809	1.34	(F)	1.34	(F)	1.34	(F)	(0.54	) (F)	–
18.31	(E),(H)	588	1.07	(F)	1.05	(F)	1.05	(F)	(0.38	) (F)	–
24.44	(H)	194,096	0.91		0.91		0.91		0.09		–

16.96		194,656	1.48		1.40		1.40		(0.87)		170
16.10		52,036	2.32		2.15		2.15		(1.62)		–
16.14		47,744	2.23		2.15		2.15		(1.62)		–
4.30	(E)	69	1.38	(F)	1.15	(F)	1.15	(F)	(0.58	) (F)	–
17.59		108,770	0.95		0.95		0.95		(0.39)		–

22.27		159,577	1.57		1.40		1.40		(0.88)		104
21.38		56,664	2.39		2.15		2.15		(1.63)		–
21.35		44,564	2.30		2.15		2.15		(1.63)		–
22.81		43,274	0.97		0.97		0.97		(0.43)		–

27

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,243.90	$7.73	$1,000.00	$1,017.90	$6.95	1.39%	181	365
Class B	$1,000.00	$1,238.90	$11.94	$1,000.00	$1,014.13	$10.74	2.15	181	365
Class C	$1,000.00	$1,239.90	$11.94	$1,000.00	$1,014.13	$10.74	2.15	181	365
Class I	$1,000.00	$1,245.20	$6.40	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R3	$1,000.00	$1,242.90	$8.84	$1,000.00	$1,016.91	$7.95	1.59	181	365
Class R4	$1,000.00	$1,244.40	$7.07	$1,000.00	$1,018.50	$6.36	1.27	181	365
Class R5	$1,000.00	$1,246.50	$5.79	$1,000.00	$1,019.64	$5.21	1.04	181	365
Class Y	$1,000.00	$1,247.50	$4.85	$1,000.00	$1,020.48	$4.36	0.87	181	365

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-SC10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Small/Mid Cap Equity Fund

The Hartford Small/Mid Cap Equity Fund
(formerly known as The Hartford MidCap Growth Fund)

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(formerly known as The Hartford MidCap Growth Fund)
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 1/01/05 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. This is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Small/Mid Cap Equity A#	22.56%	46.41%	3.71%	1.92%
Small/Mid Cap Equity A##		38.36%	2.54%	0.85%
Small/Mid Cap Equity B#	22.28%	45.74%	3.19%	1.38%
Small/Mid Cap Equity B##		40.74%	2.84%	1.22%
Small/Mid Cap Equity C#	22.33%	45.54%	3.03%	1.24%
Small/Mid Cap Equity C##		44.54%	3.03%	1.24%
Small/Mid Cap Equity Y#	22.91%	47.18%	4.11%	2.32%
Russell 2500 Index	27.58%	50.39%	5.99%	4.07%
Russell MidCap Growth Index	23.23%	46.95%	5.74%	4.24%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 22.56%, before sales charge, for the six-month period ended April 30, 2010, versus 27.58% and 23.23% for its benchmarks, the Russell 2500 Index and the Russell MidCap Growth Index, and the 22.61% average return of the Lipper Mid-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund began the period as the Hartford MidCap Growth Fund benchmarked against the Russell MidCap Growth Index. From the end of October 2009 to the end of January 2010, the Fund performed in-line with its benchmark. At the beginning of February 2010, the Fund changed its investment strategy and was renamed The Hartford Small/Mid Cap Equity Fund, which is benchmarked against the Russell 2500 Index. On February 19th, The Hartford Select MidCap Value Fund was also merged into the Fund.

2

Since adopting its new strategy, the Fund has underperformed its benchmark due to poor security selection, primarily in the Consumer Discretionary and Financials sectors.

Among the largest detractors to relative performance (i.e. performance of the Fund as measured against the benchmark) were overweights (i.e. the Fund’s sector position was greater than the benchmark position) to NRG Energy (Utilities) and ATC Technology (Consumer Discretionary). NRG fell after quarterly results fell short of analyst expectations. ATC Technology dropped after it made an announcement which guided revenue and earnings results down from previous guidance announcements.

Among the largest contributors to relative performance were overweights to Techwell (Technology) and OSI Pharmaceuticals (Health Care). Both companies jumped after tender offers to acquire them - Intersil Corporation for Techwell and Astellas Pharama for OSI Pharmaceuticals.

What is your outlook?

The first quarter of 2010 saw a return of strategies that typically outperform in the initial stages of a recovery. This includes strategies such as stocks with no earnings, low profitability, high beta, and low S&P ratings. It also includes distressed stock strategies as represented by extremely low price or price to book multiples.

These are the same strategies that performed well coming off the market bottom last spring. However, after the equity markets, as measured by the S&P 500 Index, rose some 50% since last spring, we find it difficult to categorize the most recent quarter as being in the initial stages of a recovery. By the end of 2009, we saw the rally and its primary drivers slowing and believed that we had reached an inflection point in investor sentiment. We believed that early recovery/easy wins were coming to an end and that investors would begin to recognize that for a sustainable recovery, company fundamentals would matter.

The risk to this scenario was that the cost of capital and credit spreads would continue to decline and if that happened, strong fundamentals would matter less and investors would be more inclined to continue taking on additional risk. This ‘risk’ appears to be exactly what happened. Despite this setback, we remain confident in our investment strategy. We believe that companies with strong growth and valuation fundamentals, particularly cash flow fundamentals, will outperform as we transition from recovery to expansion. However, we are aware that the risk to this strategy remains the same.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. The team’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior.

This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Index over the long term.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.1%
Banks (Financials)	4.3
Basic Materials (Materials)	0.2
Capital Goods (Industrials)	9.8
Commercial & Professional Services (Industrials)	3.0
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	2.5
Diversified Financials (Financials)	4.0
Energy (Energy)	5.6
Food & Staples Retailing (Consumer Staples)	0.4
Food, Beverage & Tobacco (Consumer Staples)	2.0
Health Care Equipment & Services (Health Care)	7.0
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	4.2
Materials (Materials)	6.6
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.9
Real Estate (Financials)	6.5
Retailing (Consumer Discretionary)	4.1
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	8.4
Technology Hardware & Equipment (Information Technology)	5.3
Telecommunication Services (Services)	1.8
Transportation (Industrials)	2.2
Utilities (Utilities)	5.1
Short-Term Investments	1.9
Other Assets and Liabilities	0.5
Total	100.0%

3

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6%
	Automobiles & Components - 2.1%
15	ArvinMeritor, Inc. ●	$227
4	Autoliv, Inc.	224
6	BorgWarner, Inc. ●	273
9	Dorman Products, Inc. ●	224
8	Gentex Corp.	176
13	Goodyear Tire & Rubber Co. ●	173
3	Hawk Corp. ●	59
23	Standard Motor Products	242
5	Thor Industries, Inc.	175
13	TRW Automotive Holdings Corp. ●	416
		2,189
	Banks - 4.3%
4	Bank of Hawaii Corp.	222
7	Commerce Bankshares, Inc.	279
7	Community Bank System, Inc.	162
6	Community Trust Bancorp, Inc.	180
4	Cullen/Frost Bankers, Inc.	255
12	Fifth Third Bankcorp	173
9	First Financial Bancorp	168
14	Fulton Finance Corp.	143
5	Hancock Holding Co.	194
38	Huntington Bancshares, Inc.	255
8	International Bancshares Corp.	201
47	Keycorp	426
32	Marshall & Ilsley Corp.	289
2	Peoples Bancorp, Inc.	33
15	Provident Financial Services, Inc.	202
6	S&T Bancorp, Inc.	150
3	S.Y. Bancorp, Inc.	79
4	SCBT Financial Corp.	144
2	Simmons First National Corp.	53
13	Southwest Bancorp	184
14	Sterling Bancorp NY	151
12	TCF Financial Corp.	227
13	TFS Financial Corp.	187
6	Zion Bancorp	184
		4,541
	Basic Materials - 0.2%
8	RPM International, Inc.	181

	Capital Goods - 9.8%
4	A.O. Smith Corp.	205
10	Aecom Technology Corp. ●	295
9	Alamo Group, Inc.	216
2	Alliant Techsystems, Inc. ●	180
9	American Rail Car Industries, Inc.	146
6	AMETEK, Inc.	242
22	Apogee Enterprises	296
5	Armstrong World Industries, Inc. ●	222
9	Briggs & Stratton Corp.	211
5	Carlisle Cos., Inc.	177
5	Cascade Bancorp	164
6	Crane Co.	230
8	Cubic Corp.	298
4	Donaldson Co., Inc.	194
15	DXP Enterprises, Inc. ●	250
10	DynCorp International, Inc. ●	178
8	EMCOR Group, Inc. ●	226
16	Federal Signal Corp.	127
4	Fluor Corp.	188
6	GATX Corp.	180
26	Gencorp, Inc. ●	159
6	General Cable Corp. ●	169
26	GT Solar International, Inc. ●	150
5	Harsco Corp.	164
4	Hubbell, Inc. Class B	173
3	Jacobs Engineering Group, Inc. ●	154
10	Kadant, Inc. ●	198
18	KBR, Inc.	397
3	L-3 Communications Holdings, Inc.	272
3	Lennox International, Inc.	149
5	Lindsay Corp.	175
11	Manitowoc Co., Inc.	153
15	MasTec, Inc. ●	182
3	Nacco Industries, Inc. Class A	266
8	Owens Corning, Inc. ●	292
8	Powell Industries, Inc. ●	275
5	Preformed Line Products Co.	141
9	Quanex Building Products Corp.	171
4	Roper Industries, Inc.	259
11	SauerDanfoss, Inc. ●	179
17	Sterling Construction Co., Inc. ●	298
4	Tennant Co.	149
7	Timken Co.	250
5	Toro Co.	287
4	TransDigm Group, Inc.	229
15	Trimas Corp. ●	151
3	Triumph Group, Inc.	198
5	Universal Forest Products	227
4	Watts Water Technologies, Inc.	151
4	WESCO International, Inc. ●	165
		10,408
	Commercial & Professional Services - 3.0%
12	ABM Industries, Inc.	252
14	APAC TeleServices, Inc. ●	83
14	ATC Technology Corp. ●	286
7	Brink's Co.	189
35	CBIZ, Inc. ●	244
6	Kimball International, Inc.	47
7	McGrath RentCorp	180
38	Metalico, Inc. ●	253
54	Perma-Fix Environmental Services ●	114
5	Robert Half International, Inc.	145
6	Rollins, Inc.	137
8	School Specialty, Inc. ●	199
16	SFN Group, Inc. ●	135
23	Standard Parking Corp. ●	396
8	Team, Inc. ●	140
2	United Stationers, Inc. ●	147

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Commercial & Professional Services - 3.0% - (continued)
7	VSE Corp.	$269
–	Waste Services, Inc. ●	5
		3,221
	Consumer Durables & Apparel - 3.2%
27	Beazer Homes USA, Inc. ●	180
14	D.R. Horton, Inc.	212
5	Fossil, Inc. ●	183
6	Hanesbrands, Inc. ●	171
15	Hooker Furniture Corp.	238
13	Leggett & Platt, Inc.	312
7	Mattel, Inc.	157
1	National Presto Industries, Inc.	167
8	Oxford Industries, Inc.	163
14	Perry Ellis International ●	342
4	Polaris Industries, Inc.	210
35	Quiksilver, Inc. ●	186
16	Sport Supply Group, Inc.	217
26	Standard-Pacific Corp. ●	169
5	Stanley Black & Decker, Inc.	289
7	Timberland Co. Class A ●	158
1	Weyco Group, Inc.	29
		3,383
	Consumer Services - 2.5%
24	Caribou Coffee, Inc. ●	215
31	Carrols Restaurant Group, Inc. ●	235
4	CEC Entertainment, Inc. ●	157
1	Chipotle Mexican Grill, Inc. ●	141
3	Cracker Barrel Old Country Store, Inc.	163
11	Domino's Pizza, Inc. ●	162
12	Interval Leisure Group, Inc. ●	171
23	O' Charley's, Inc. ●	222
4	P.F. Chang's China Bistro, Inc. ●	153
7	Papa John's International, Inc. ●	195
10	Regis Corp.	200
19	Service Corp. International	174
27	Shuffle Master, Inc. ●	264
7	Wyndham Worldwide Corp.	177
		2,629
	Diversified Financials - 4.0%
32	Advance America Cash Advance Centers, Inc.	182
10	Ares Capital Corp.	151
20	BGC Partners, Inc.	129
13	Calamos Asset Management, Inc.	161
12	Cardtronics, Inc. ●	173
6	Cash America International, Inc.	209
5	CompuCredit Holdings Corp.	31
1	Dollar Financial Corp. ●	14
8	Eaton Vance Corp.	296
8	Ezcorp, Inc. ●	164
11	Hercules Technology Growth	124
11	JMP Group, Inc.	89
7	Life Partners Holdings, Inc.	153
9	Moody's Corp.	222
7	MSCI, Inc. ●	250
2	Nelnet, Inc.	43
16	NGP Capital Resources Co.	123
12	optionsXpress Holdings, Inc. ●	213
15	Penson Worldwide, Inc. ●	145
13	Prospect Capital Corp.	155
7	Raymond James Financial, Inc.	208
9	SEI Investments Co.	198
19	SLM Corp. ●	232
9	TD Ameritrade Holding Corp. ●	178
28	TradeStation Group, Inc. ●	236
4	Waddell and Reed Financial, Inc. Class A	149
		4,228
	Energy - 5.6%
8	Atwood Oceanics, Inc. ●	284
7	Berry Petroleum Co.	210
7	Cabot Oil & Gas Corp.	253
4	Cameron International Corp. ●	154
5	Cimarex Energy Co.	306
15	Cloud Peak Energy, Inc. ●	232
11	Complete Production Services, Inc. ●	170
3	Concho Resources, Inc. ●	182
2	Diamond Offshore Drilling, Inc.	190
6	Dresser-Rand Group, Inc. ●	219
16	El Paso Corp.	188
11	Exco Resources, Inc.	202
13	Green Plains Renewable Energy ●	183
10	Helix Energy Solutions Group, Inc. ●	139
5	Helmerich & Payne, Inc.	209
7	Massey Energy Co.	267
20	Matrix Service Co. ●	211
5	Murphy Oil Corp.	313
3	Newfield Exploration Co. ●	192
5	Oceaneering International, Inc. ●	308
4	Oil States International, Inc. ●	174
7	Rowan Companies, Inc. ●	214
9	Stone Energy Corp. ●	152
5	T-3 Energy Services, Inc. ●	157
12	TETRA Technologies, Inc. ●	145
4	Tidewater, Inc.	204
3	Whiting Petroleum Corp. ●	262
10	World Fuel Services Corp.	274
		5,994
	Food & Staples Retailing - 0.4%
3	Nash Finch Co.	88
9	Safeway, Inc.	208
11	Supervalu, Inc.	159
		455
	Food, Beverage & Tobacco - 2.0%
29	Alliance One International, Inc. ●	145
10	Chiquita Brands International, Inc. ●	152
9	ConAgra Foods, Inc.	215
8	Corn Products International, Inc.	292
24	Darling International, Inc. ●	229
14	Del Monte Foods Co.	205
3	Lancaster Colony Corp.	160
4	Molson Coors Brewing Co.	160
16	National Beverage Co.	188
23	Omega Protein Corp. ●	120
2	Ralcorp Holdings, Inc. ●	165
14	Sara Lee Corp.	196
		2,227
	Health Care Equipment & Services - 7.0%
10	Align Technology, Inc. ●	163
8	American Medical Systems Holdings ●	149

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Health Care Equipment & Services - 7.0% - (continued)
9	Angiodynamics, Inc. ●	$150
8	Bio-Reference Laboratories ●	198
11	Cantel Medical Corp.	220
7	Community Health Systems, Inc. ●	290
10	CryoLife, Inc. ●	60
10	Cyberonics, Inc. ●	193
5	Dentsply International, Inc.	191
4	Edwards Lifesciences Corp. ●	363
3	Emergency Medical Services ●	148
12	Ev3, Inc. ●	235
7	Exactech, Inc. ●	136
6	Gentiva Health Services, Inc. ●	179
3	Haemonetics Corp. ●	179
10	Hanger Orthopedic Group, Inc. ●	181
26	Health Management Associates, Inc. Class A ●	241
10	Health Net, Inc. ●	222
8	HealthSouth Corp. ●	172
19	Hologic, Inc. ●	334
4	IDEXX Laboratories, Inc. ●	238
15	Immucor, Inc. ●	313
10	Kindred Healthcare, Inc. ●	177
5	LifePoint Hospitals, Inc. ●	180
3	Lincare Holdings, Inc. ●	145
10	Masimo Corp.	229
13	Metropolitan Health Networks ●	39
13	Odyssey HealthCare, Inc. ●	265
12	Omnicare, Inc.	339
–	Omnicell, Inc. ●	6
21	OraSure Technologies, Inc. ●	132
6	Patterson Cos., Inc.	192
18	Quidel Corp. ●	259
4	Resmed, Inc. ●	257
5	STERIS Corp.	176
34	Tenet Healthcare Corp. ●	213
4	Varian Medical Systems, Inc. ●	211
12	Virtual Radiologic Corp. ●	145
		7,520
	Household & Personal Products - 1.0%
17	American Oriental Bioengineering, Inc. ●	70
3	Church & Dwight Co., Inc.	187
8	Elizabeth Arden, Inc. ●	155
3	Energizer Holdings, Inc. ●	171
2	Estee Lauder Co., Inc.	158
10	Inter Parfums, Inc.	170
5	Nu Skin Enterprises, Inc. Class A	150
3	Nutraceutical International Corp. ●	45
1	Prestige Brands Holdings, Inc. ●	6
		1,112
	Insurance - 4.2%
7	Allied World Assurance Holdings Ltd.	303
20	American Equity Investment Life Holding Co.	211
11	American Financial Group, Inc.	312
2	American Physicians Service Group	50
3	Arch Capital Group Ltd. ●	212
8	Aspen Insurance Holdings Ltd.	208
7	Axis Capital Holdings Ltd.	230
36	Conseco, Inc. ●	210
4	Endurance Specialty Holdings Ltd.	151
6	FBL Financial Group Class A	148
11	Fidelity National Financial, Inc.	170
9	Max Capital Group Ltd.	194
27	Meadowbrook Insurance Group, Inc.	211
10	Montpelier Re Holdings Ltd.	173
5	PartnerRe Ltd.	369
4	Platinum Underwriters Holdings Ltd.	158
6	Reinsurance Group of America, Inc.	310
3	RenaissanceRe Holdings Ltd. ADR	156
3	RLI Corp.	156
3	StanCorp Financial Group, Inc.	153
3	Torchmark Corp.	155
4	Transatlantic Holdings, Inc.	189
		4,429
	Materials - 6.6%
5	Airgas, Inc.	285
5	Arch Chemicals, Inc.	156
3	Ashland, Inc.	197
8	Balchem Corp.	208
5	Ball Corp.	242
11	Buckeye Technologies, Inc. ●	149
5	Carpenter Technology Corp.	200
14	Crown Holdings, Inc. ●	372
4	Cytec Industries, Inc.	188
3	Eastman Chemical Co.	224
3	Ecolab, Inc.	161
8	Hawkins, Inc.	213
19	Huntsman Corp.	220
12	Innospec, Inc.	159
6	International Paper Co.	155
9	LSB Industries, Inc. ●	165
2	Lubrizol Corp.	203
13	Myers Industries	143
11	Neenah Paper, Inc.	199
9	Olympic Steel, Inc.	286
16	PolyOne Corp. ●	184
11	Reliance Steel & Aluminum	537
3	Schnitzer Steel Industries, Inc.	173
12	Sealed Air Corp.	256
13	Spartech Corp. ●	181
17	Steel Dynamics, Inc.	269
3	Stepan Co.	247
11	Sutor Technology Group Ltd. ●	30
9	W.R. Grace & Co. ●	257
5	Walter Energy, Inc.	412
17	Wausau Paper Corp. ●	151
14	Worthington Industries, Inc.	227
		7,049
	Media - 1.4%
6	Arbitron, Inc.	188
14	Dolan Media Co. ●	172
4	DreamWorks Animation SKG, Inc. ●	175
19	Gannett Co., Inc.	321
25	Interpublic Group of Cos., Inc. ●	226
7	McGraw-Hill Cos., Inc.	244
22	Sinclair Broadcast Group, Inc. Class A ●	153
		1,479
	Pharmaceuticals, Biotechnology & Life Sciences - 3.9%
24	Albany Molecular Research, Inc. ●	194
4	Alexion Pharmaceuticals, Inc. ●	198

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 3.9% - (continued)
25	Biodelivery Sciences International, Inc. ●	$88
14	Bruker Corp. ●	214
50	Cambrex Corp. ●	219
3	Cephalon, Inc. ●	173
4	Cornerstone Therapeutics, Inc. ●	29
6	Cubist Pharmaceuticals, Inc. ●	143
8	Endo Pharmaceuticals Holdings, Inc. ●	173
7	Forest Laboratories, Inc. ●	199
4	Genomic Health, Inc. ●	60
6	Human Genome Sciences, Inc. ●	172
18	King Pharmaceuticals, Inc. ●	179
4	Life Technologies Corp. ●	208
7	Martek Biosciences Corp. ●	162
7	Medicis Pharmaceutical Corp. Class A	170
2	Millipore Corp. ●	255
23	NPS Pharmaceuticals, Inc. ●	163
3	OSI Pharmaceuticals, Inc. ●	155
38	PDL Biopharma, Inc.	221
4	Perrigo Co.	241
18	Questcor Pharmaceuticals ●	179
52	Synta Pharmaceuticals Corp. ●	209
12	ViroPharma, Inc. ●	150
		4,154
	Real Estate - 6.5%
6	Agree Realty Corp.	162
2	Alexandria Real Estate Equities, Inc.	163
6	AMB Property Corp.	156
19	Brandywine Realty Trust	245
17	CB Richard Ellis Group, Inc. Class A ●	301
10	Colonial Properties Trust	156
4	Digital Realty Trust, Inc.	246
16	Douglas Emmett, Inc.	263
5	Equity Residential Properties Trust	217
3	Federal Realty Investment Trust	263
25	First Industrial Realty Trust, Inc. ●	197
9	Forestar Group, Inc. ●	201
7	Government Properties Income Trust	186
5	Health Care, Inc.	227
5	Highwoods Properties, Inc.	168
9	Hospitality Properties Trust	228
35	HRPT Properties Trust	275
6	LaSalle Hotel Properties	158
5	Liberty Property Trust	173
11	Macerich Co.	483
5	Mack-Cali Realty Corp.	175
6	Nationwide Health Properties, Inc.	221
4	Plum Creek Timber Co., Inc.	167
6	Potlatch Corp.	236
3	PS Business Parks, Inc.	180
11	Rayonier, Inc.	539
9	Realty Income Corp.	284
25	Resource Capital Corp.	175
5	Sun Communities, Inc.	158
4	Tanger Factory Outlet Center	146
8	Weingarten Realty Investments	177
		6,926
	Retailing - 4.1%
5	Advance Automotive Parts, Inc.	226
5	Aeropostale, Inc. ●	155
14	AutoNation, Inc. ●	291
6	Big Lots, Inc. ●	210
8	Cato Corp.	195
8	Core-Mark Holding Co., Inc. ●	231
6	Dress Barn, Inc. ●	161
8	Expedia, Inc.	184
4	Genuine Parts Co.	167
8	Kirklands, Inc. ●	168
7	LKQ Corp. ●	147
17	Midas, Inc. ●	191
12	PetSmart, Inc.	388
22	Sally Beauty Co., Inc. ●	212
3	Sherwin-Williams Co.	211
7	Signet Jewelers Ltd. ●	214
15	Stein Mart, Inc. ●	141
8	Tiffany & Co.	393
28	Tuesday Morning Corp. ●	159
8	Ulta Salon, Cosmetics & Fragrances, Inc. ●.	191
6	Williams-Sonoma, Inc.	184
		4,419
	Semiconductors & Semiconductor Equipment - 3.0%
47	Advanced Micro Devices, Inc. ●	429
5	Analog Devices, Inc.	156
16	Applied Micro Circuits Corp. ●	182
10	ATMI, Inc. ●	178
17	Ceva, Inc. ●	209
4	Cree, Inc. ●	297
31	LSI Corp. ●	184
12	National Semiconductor Corp.	171
57	Photronics, Inc. ●	309
29	PLX Technology, Inc. ●	152
17	PMC - Sierra, Inc. ●	154
13	Skyworks Solutions, Inc. ●	214
10	Tessera Technologies, Inc. ●	199
17	Virage Logic Corp. ●	161
9	Xilinx, Inc.	242
		3,237
	Software & Services - 8.4%
12	Acxiom Corp. ●	219
10	Akamai Technologies, Inc. ●	377
7	Amdocs Ltd. ●	229
9	Ancestry.com, Inc. ●	176
7	Ansys, Inc. ●	303
8	Blackbaud, Inc.	173
8	Broadridge Financial Solutions, Inc.	179
8	CA, Inc.	192
34	Compuware Corp. ●	289
9	CSG Systems International, Inc. ●	200
12	Deltek, Inc. ●	91
29	Double-Take Software, Inc. ●	310
4	DST Systems, Inc.	162
27	Earthlink, Inc.	244
3	Factset Research Systems, Inc.	241
12	Fair Isaac, Inc.	244
4	Global Payments, Inc.	182
4	Hewitt Associates, Inc. ●	156
5	Intuit, Inc. ●	170
9	Manhattan Associates, Inc. ●	272

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Schedule of Investments – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Software & Services - 8.4% - (continued)
14	Marchex, Inc.	$74
2	MAXIMUS, Inc.	142
5	Micros Systems ●	178
18	ModusLink Global Solutions, Inc. ●	158
17	Monotype Imaging Holdings, Inc. ●	182
12	Net 1 UEPS Technologies, Inc. ●	200
8	Opnet Technologies, Inc.	122
14	Perficient, Inc. ●	178
9	Quest Software, Inc. ●	151
17	Red Hat, Inc. ●	502
6	Rosetta Stone, Inc. ●	162
12	SAIC, Inc. ●	204
15	SonicWALL, Inc. ●	148
9	Sybase, Inc. ●	406
9	Synopsys, Inc. ●	207
8	TeleTech Holdings, Inc. ●	134
14	Tibco Software, Inc. ●	156
16	Total System Services, Inc.	249
10	Travelzoo, Inc. ●	206
9	Tyler Corp. ●	157
12	VeriFone Holdings, Inc. ●	226
11	VeriSign, Inc. ●	299
7	Websense, Inc. ●	148
		8,998
	Technology Hardware & Equipment - 5.3%
4	Amphenol Corp. Class A	176
14	Anaren Microwave, Inc. ●	208
6	Avnet, Inc. ●	192
10	AVX Corp.	150
8	Benchmark Electronics, Inc. ●	177
7	Black Box Corp.	225
21	Brightpoint, Inc. ●	171
36	Brocade Communications Systems, Inc. ●	233
35	China Security & Surveillance Technology, Inc. ●	210
6	CommScope, Inc. ●	189
4	CPI International, Inc. ●	60
13	CTS Corp.	140
5	DG Fastchannel, Inc. ●	169
11	Echostar Corp. ●	211
6	F5 Networks, Inc. ●	414
14	FLIR Systems, Inc. ●	419
15	Ingram Micro, Inc. ●	270
15	Jabil Circuit, Inc.	230
4	Measurement Specialties, Inc. ●	68
6	Molex, Inc.	139
8	Multi-Fineline Electronix, Inc. ●	205
93	Powerwave Technologies, Inc. ●	165
7	QLogic Corp. ●	134
105	Quantum Corp. ●	304
25	Technitrol, Inc.	137
13	Teradata Corp. ●	375
20	Xerox Corp.	218
		5,589
	Telecommunication Services - 1.8%
3	AboveNet, Inc. ●	176
100	Cincinnati Bell, Inc. ●	336
152	Level 3 Communications Corp. ●	238
11	SBA Communications Corp. ●	371
8	Syniverse Holdings, Inc. ●	159
4	Telephone and Data Systems, Inc.	151
10	TW Telecom, Inc. ●	178
17	USA Mobility, Inc.	231
		1,840
	Transportation - 2.2%
12	Avis Budget Group, Inc. ●	182
4	C.H. Robinson Worldwide, Inc.	266
6	Expeditors International of Washington, Inc.	250
5	Forward Air Corp.	151
12	Heartland Express, Inc.	194
6	Hub Group, Inc. ●	200
10	J.B. Hunt Transport Services, Inc.	365
6	Landstar System, Inc.	261
4	Ryder System, Inc.	200
4	Universal Truckload Services ●	78
10	UTI Worldwide, Inc.	164
		2,311
	Utilities - 5.1%
22	AES Corp. ●	250
9	Alliant Energy Corp.	297
5	Atmos Energy Corp.	157
10	Avista Corp.	216
22	CenterPoint Energy, Inc.	309
6	Chesapeake Utilities Corp.	176
7	Cleco Corp.	179
22	CMS Energy Corp.	353
8	Constellation Energy Group, Inc.	269
7	Energen Corp.	362
5	Integrys Energy Group, Inc.	238
15	N.V. Energy, Inc.	187
4	New Jersey Resources Corp.	151
5	Northeast Utilities	147
15	NRG Energy, Inc. ●	367
6	Oneok, Inc.	280
17	Pepco Holdings, Inc.	278
12	Pinnacle West Capital Corp.	444
8	PPL Corp.	208
7	SCANA Corp.	257
10	TECO Energy, Inc.	162
7	Westar Energy, Inc.	171
		5,458

	Total common stocks
	(cost $97,668)	$103,977

	Total long-term investments
	(cost $97,668)	$103,977

SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.6%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/03/2010 in the amount of $721, collateralized by U.S. Treasury Bond 5.25%, 2029, U.S. Treasury Note 0.88%, 2011, value of $741)
$721	0.18%, 04/30/2010	$721

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.9% - (continued)
	Repurchase Agreements - 1.6% - (continued)
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $290, collateralized by U.S. Treasury Note 1.25% - 1.50%, 2010, value of $296)
$290	0.18%, 04/30/2010		$290
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $713, collateralized by U.S. Treasury Note 1.75% - 3.00%, 2014 - 2017, value of $727)
713	0.19%, 04/30/2010		713
			1,724
	U.S. Treasury Bills - 0.3%
325	0.15%, 07/15/2010○□		325

	Total short-term investments
	(cost $2,049)		$2,049

	Total investments
	(cost $99,717) ▲	99.5%	$106,026
	Other assets and liabilities	0.5%	555
	Total net assets	100.0%	$106,581
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.3% of total net assets at April 30, 2010.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $100,914 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,968
Unrealized Depreciation	(2,856)
Net Unrealized Appreciation	$5,112

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2010.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Russell 2000 Mini	11	Long	Jun 2010	$16
S&P Mid 400 Mini	14	Long	Jun 2010	22
				$38
* The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$103,977	$103,977	$–	$–
Short-Term Investments	2,049	–	2,049	–
Total	$106,026	$103,977	$2,049	$–
Futures *	38	38	–	–
Total	$38	$38	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $99,717)	$106,026
Cash	298
Receivables:
Investment securities sold	14,549
Fund shares sold	87
Dividends and interest	46
Other assets	80
Total assets	121,086
Liabilities:
Payables:
Investment securities purchased	14,312
Fund shares redeemed	99
Investment management fees	9
Distribution fees	3
Variation margin	48
Accrued expenses	34
Total liabilities	14,505
Net assets	$106,581
Summary of Net Assets:
Capital stock and paid-in-capital	$135,630
Accumulated undistributed net investment income	14
Accumulated net realized loss on investments	(35,410)
Unrealized appreciation of investments	6,347
Net assets	$106,581

Shares authorized	800,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.18/$9.71
Shares outstanding	5,300
Net assets	$48,673
Class B: Net asset value per share	$8.89
Shares outstanding	717
Net assets	$6,370
Class C: Net asset value per share	$8.82
Shares outstanding	1,208
Net assets	$10,647
Class Y: Net asset value per share	$9.39
Shares outstanding	4,356
Net assets	$40,891

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$449
Interest	1
Total investment income	450

Expenses:
Investment management fees	242
Transfer agent fees	77
Distribution fees
Class A	44
Class B	23
Class C	39
Custodian fees	7
Accounting services fees	4
Registration and filing fees	20
Board of Directors' fees	2
Audit fees	3
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	475
Expense waivers	(33)
Transfer agent fee waivers	(6)
Custodian fee offset	—
Total waivers and fees paid indirectly	(39)
Total expenses, net	436
Net Investment Income	14
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	18,275
Net realized gain on futures	231
Net Realized Gain on Investments and Other Financial Instruments	18,506
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(4,403)
Net unrealized appreciation of futures	38
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(4,365)
Net Gain on Investments and Other Finanical Instruments	14,141
Net Increase in Net Assets Resulting from Operations	$14,155

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended		For the
	April 30, 2010		Year Ended
	(Unaudited)		October 31, 2009
Operations:
Net investment income (loss)	$14		$(30)
Net realized gain (loss) on investments and other financial instruments	18,506		(10,858)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(4,365)		16,372
Net Increase In Net Assets Resulting From Operations	14,155		5,484
Capital Share Transactions:
Class A	16,028	*	252
Class B	2,013	†	189
Class C	3,245	‡	1,782
Class Y	34,697	§	1,710
Net increase from capital share transactions	55,983		3,933
Net Increase In Net Assets	70,138		9,417
Net Assets:
Beginning of period	36,443		27,026
End of period	$106,581		$36,443
Accumulated undistributed (distribution in excess of) net investment income (loss)	$14		$—

* Includes merger activity in the amount of $15,788.
† Includes merger activity in the amount of $2,209.
‡ Includes merger activity in the amount of $3,087.
§ Includes merger activity in the amount of $31,354.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair

14

value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields,

15

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

e)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

f)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of April 30, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid

16

annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets – Unrealized appreciation	38

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$231	$—	$—	$231
Total	$—	$—	$231	$—	$—	$231

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	38	—	—	$38
Total	$—	$—	$38	$—	$—	$38

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or

17

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of April 30, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$—	$3,444
Long-Term Capital Gains *	—	479

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(16,055)
Unrealized Appreciation †	2,684
Total Accumulated Deficit	$(13,371)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$30
Accumulated Net Realized Gain	14
Paid-in-Capital	(44)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$11
2016	4,493
2017	11,551
Total	$16,055

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

19

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period February 20, 2010 through April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.30%	2.05%	2.05%	0.90%

From October 31, 2009, through February 19, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

20

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007	2006	2005
Class A Shares	1.32%	1.21%	1.35%	1.36%	1.48%	1.49	%*
Class B Shares	2.07	1.59	1.82	1.95	2.09	2.24	*
Class C Shares	2.08	1.88	1.99	2.11	2.23	2.24	*
Class Y Shares	0.86	0.95	0.95	1.01	1.08	1.09	*

* From January 1, 2005 (commencement of operations), through October 31, 2005.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $92 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $69 for providing such services. These fees are accrued daily and paid monthly.

21

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$214,861
Sales Proceeds Excluding U.S. Government Obligations	167,866

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	773	—	(738)	1,898	1,933	2,017	—	(2,176)	—	(159)
Amount	$6,485	$—	$(6,245)	$15,788	$16,028	$12,998	$—	$(12,746)	$—	$252
Class B
Shares	40	—	(64)	274	250	189	—	(161)	—	28
Amount	$332	$—	$(528)	$2,209	$2,013	$1,168	$—	$(979)	$—	$189
Class C
Shares	169	—	(148)	386	407	624	—	(336)	—	288
Amount	$1,368	$—	$(1,210)	$3,087	$3,245	$3,851	$—	$(2,069)	$—	$1,782
Class Y
Shares	397	—	—	3,689	4,086	270	—	(22)	—	248
Amount	$3,343	$—	$—	$31,354	$34,697	$1,889	$—	$(179)	$—	$1,710

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	7	$64
For the Year Ended October 31, 2009	18	$113

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

22

9.	Fund Merger:

Reorganization of The Hartford Select MidCap Value Fund into The Hartford Small/Mid Cap Equity Fund: At a meeting held on November 5, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Select MidCap Value Fund (“Target Fund”), into another series of the Company, The Hartford Small/Mid Cap Equity Fund (“Acquiring Fund”) (the “Reorganization). The reorganization did not require shareholder approval by the shareholders of The Hartford Select MidCap Value Fund or The Hartford Small/Mid Cap Equity Fund.

Pursuant to the Reorganization Agreement, on February 19, 2010, each holder of Class A, Class B, Class C and Class Y shares of The Hartford Select MidCap Value Fund became the owner of full and fractional shares of the corresponding class in The Hartford Small/Mid Cap Equity Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

					Net assets of
			Acquiring Fund	Net assets of	Acquiring
	Net assets of Target		shares issued to the	Acquiring Fund	Fund
	Fund on Merger	Target Fund shares	Target Fund's	immediately before	immediately
	Date	exchanged	shareholders	merger	after merger
Class A	$15,788	1,801	1,898	$29,481	$45,269
Class B	2,209	257	274	3,650	5,859
Class C	3,087	358	386	6,702	9,789
Class Y	31,354	3,584	3,689	5,120	36,474
Total	$52,438	6,000	6,247	$44,953	$97,391

The Hartford Select MidCap Value Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 19, 2010:

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock
Target Fund	$6,830	$(36,663)	$82,271

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Funds, The Hartford Small/Mid Cap Equity Fund’s pro forma results of operations for the six-month period ended April 30, 2010, are as follows:

			Net increase in net assets
Fund	Net Investment Income	Net gain on investments	resulting from operations
Acquiring Fund	$205	$20,936	$21,141

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Select MidCap Value Fund that have been included in The Hartford Small/Mid Cap Equity Fund’s statement of operations since February 19, 2010.

23

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

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25

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$7.49	$–	$–	$1.69	$1.69	$–	$–	$–	$–	$1.69	$9.18
B	7.27	(0.01)	–	1.63	1.62	–	–	–	–	1.62	8.89
C	7.21	–	–	1.61	1.61	–	–	–	–	1.61	8.82
Y	7.64	0.02	–	1.73	1.75	–	–	–	–	1.75	9.39

For the Year Ended October 31, 2009 (E)
A	6.04	–	–	1.45	1.45	–	–	–	–	1.45	7.49
B	5.89	(0.02)	–	1.40	1.38	–	–	–	–	1.38	7.27
C	5.86	(0.04)	–	1.39	1.35	–	–	–	–	1.35	7.21
Y	6.15	0.01	–	1.48	1.49	–	–	–	–	1.49	7.64

For the Year Ended October 31, 2008
A	12.73	–	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	(6.69)	6.04
B	12.50	(0.06)	–	(4.97)	(5.03)	–	(1.58)	–	(1.58)	(6.61)	5.89
C	12.46	(0.08)	–	(4.94)	(5.02)	–	(1.58)	–	(1.58)	(6.60)	5.86
Y	12.88	0.05	–	(5.20)	(5.15)	–	(1.58)	–	(1.58)	(6.73)	6.15

For the Year Ended October 31, 2007
A	11.28	(0.05)	–	1.98	1.93	–	(0.48)	–	(0.48)	1.45	12.73
B	11.14	(0.11)	–	1.95	1.84	–	(0.48)	–	(0.48)	1.36	12.50
C	11.13	(0.13)	–	1.94	1.81	–	(0.48)	–	(0.48)	1.33	12.46
Y	11.36	(0.57)	–	2.57	2.00	–	(0.48)	–	(0.48)	1.52	12.88

For the Year Ended October 31, 2006
A	10.14	(0.08)	–	1.32	1.24	–	(0.10)	–	(0.10)	1.14	11.28
B	10.08	(0.15)	–	1.31	1.16	–	(0.10)	–	(0.10)	1.06	11.14
C	10.08	(0.15)	–	1.30	1.15	–	(0.10)	–	(0.10)	1.05	11.13
Y	10.17	(0.04)	–	1.33	1.29	–	(0.10)	–	(0.10)	1.19	11.36

From (commencement of operations) January 1, 2005, through October 31, 2005
A(H)	10.06	(0.06)	–	0.14	0.08	–	–	–	–	0.08	10.14
B(H)	10.06	(0.09)	–	0.11	0.02	–	–	–	–	0.02	10.08
C(H)	10.06	(0.09)	–	0.11	0.02	–	–	–	–	0.02	10.08
Y(H)	10.06	(0.05)	–	0.16	0.11	–	–	–	–	0.11	10.17

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on January 1, 2005.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

22.56	%(F)	$ 48,673	1.46	%(G)	1.32	%(G)	1.32	%(G)	0.04	%(G)	388%
22.28	(F)	6,370	2.41	(G)	2.07	(G)	2.07	(G)	(0.32	)(G)	–
22.33	(F)	10,647	2.24	(G)	2.08	(G)	2.08	(G)	(0.33	)(G)	–
22.91	(F)	40,891	0.87	(G)	0.86	(G)	0.86	(G)	0.26	(G)	–

24.01		25,208	1.76		1.21		1.21		0.03		172
23.43		3,396	2.89		1.59		1.59		(0.37)		–
23.04		5,778	2.59		1.88		1.88		(0.67)		–
24.23		2,061	1.01		0.95		0.95		0.18		–

(45.38)		21,304	1.50		1.35		1.35		0.05		292
(45.59)		2,584	2.56		1.82		1.82		(0.63)		–
(45.67)		3,002	2.39		1.99		1.99		(0.89)		–
(45.12)		136	0.98		0.95		0.95		0.67		–

17.76		22,074	1.60		1.37		1.37		(0.43)		186
17.15		4,509	2.55		1.96		1.96		(1.01)		–
16.89		4,772	2.40		2.12		2.12		(1.17)		–
18.28		115	1.11		1.03		1.03		(0.44)		–

12.31		23,542	1.69		1.50		1.50		(0.85)		99
11.58		3,725	2.67		2.11		2.11		(1.46)		–
11.48		3,861	2.52		2.26		2.26		(1.60)		–
12.77		28,868	1.13		1.11		1.11		(0.45)		–

0.80	(F)	14,995	2.22	(G)	1.50	(G)	1.50	(G)	(0.95	)(G)	97
0.20	(F)	2,354	3.35	(G)	2.25	(G)	2.25	(G)	(1.70	)(G)	–
0.20	(F)	1,741	3.26	(G)	2.25	(G)	2.25	(G)	(1.70	)(G)	–
1.09	(F)	210	1.66	(G)	1.10	(G)	1.10	(G)	(0.55	)(G)	–

27

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

29

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,225.60	$7.28	$1,000.00	$1,018.25	$6.61	1.32%	181	365
Class B	$1,000.00	$1,222.80	$11.41	$1,000.00	$1,014.53	$10.34	2.07	181	365
Class C	$1,000.00	$1,223.30	$11.47	$1,000.00	$1,014.48	$10.39	2.08	181	365
Class Y	$1,000.00	$1,229.10	$4.75	$1,000.00	$1,020.53	$4.31	0.86	181	365

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-SMC10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Strategic Income Fund

The Hartford Strategic Income Fund

The Hartford Strategic Income Fund inception 05/31/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income. Capital appreciation is a secondary objective.

Performance Overview(1) 5/31/07 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Strategic Income A#	7.60%	25.14%	3.86%
Strategic Income A##		19.51%	2.23%
Strategic Income B#	7.17%	24.14%	3.03%
Strategic Income B##		19.14%	2.13%
Strategic Income C#	7.31%	24.18%	3.16%
Strategic Income C##		23.18%	3.16%
Strategic Income I#	7.71%	25.39%	4.18%
Strategic Income Y#	7.78%	25.58%	5.19%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	6.78%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)	Class Y shares commenced operations on 8/31/07.

Portfolio Managers
Michael Bacevich	Nasri Toutoungi	Joseph Portera
Managing Director	Managing Director	Executive Vice President
Michael Gray, CFA
Managing Director

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 7.60%, before sales charge, for the six-month period ended April 30, 2010, versus the return of 2.54% for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, and the 7.33% return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund performed well over the six-month period ended April 30, 2010. Despite the increase in volatility and risk premiums (the additional compensation paid to investors to tolerate an increased level of risk in a given asset class relative to Treasuries) toward the end of the period related to the European Sovereign debt crisis, spreads generally contracted over the six months. Allocations to riskier sectors, including High Yield bonds, Bank Loans and Emerging Market Debt contributed significantly to Fund outperformance.

Duration (i.e. sensitivity to changes in interest rates) was positioned tactically throughout the period, however this positioning contributed little to performance. The Fund was positioned with an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the intermediate part of the curve and had less than 1% in Mortgage Backed Securities (MBS).

2

The Fund’s average allocation to Investment Grade credit was slightly more than the benchmark for the period, as a more significant overweight was reduced to underweight (i.e. the Fund’s sector position was less than the benchmark position) in the first quarter of 2010. Despite staying relatively close to the benchmark in this weighting, the timing of asset allocation shifts was advantageous. In addition, security selection within the sector was positive and new issues outperformed.

As an income oriented fund, the Fund generally has significant overweights to High Yield, Bank Loans and Emerging Market Debt. This period was no exception; High Yield bonds and Bank Loans averaged 36% and 12% of net asset value (NAV), respectively. Positive earnings, further balance sheet repair and a well functioning market continued to push spreads in these sectors tighter throughout the period. The Fund’s allocation to Emerging Market Debt was increased throughout the period, averaging 11.4% of NAV. Amidst the favorable spread environment, Emerging Market Debt also performed well.

What is your Outlook?

Although we remain constructive on the economy, the financial market turmoil in Europe and tighter monetary policy in developing economies, such as China and Brazil, will at the margin, negatively impact our markets, which will likely lead to higher risk premiums for credit.

We remain vigilant in our security selection and will use calm market periods to reexamine our overall position and sell any issuer that we believe cannot weather the financial gyrations currently taking place in the market. We will keep a watchful eye on Bank Loans and High Yield bonds since they would experience the most volatility if there is any significant pullback in market liquidity.

Distribution by Credit Quality
as of April 30, 2010

Percentage of
Long Term
Rating *	Holdings
AAA / Aaa	11.0%
AA / Aa	2.8
A / A	9.7
BBB / Baa	19.1
BB / Ba	22.0
B / B	27.5
CCC / Caa	6.2
Not Rated	1.7
Total	100.0%

* Split rated bonds are categorized using the highest rating.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	1.9%
Administrative Waste Management and Remediation	1.2
Agriculture, Forestry, Fishing and Hunting	1.4
Air Transportation	1.0
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	6.6
Beverage and Tobacco Product Manufacturing	0.9
Chemical Manufacturing	2.6
Computer and Electronic Product Manufacturing	1.6
Construction	1.1
Educational Services	0.2
Electrical Equipment, Appliance
Manufacturing	0.5
Finance and Insurance	21.5
Food Manufacturing	0.4
Food Services	0.2
Foreign Governments	6.7
Health Care and Social Assistance	3.7
Information	11.5
Machinery Manufacturing	0.2
Management of Companies and Enterprises	0.2
Mining	3.9
Miscellaneous Manufacturing	0.6
Motor Vehicle & Parts Manufacturing	1.5
Paper Manufacturing	0.8
Petroleum and Coal Products Manufacturing	7.4
Pipeline Transportation	1.5
Primary Metal Manufacturing	1.0
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	1.3
Public Administration	0.5
Real Estate and Rental and Leasing	1.5
Retail Trade	4.3
Small Business Administration Participation Certificates	0.7
Soap, Cleaning Compound and Toilet
Manufacturing	0.1
Transportation	0.3
Truck Transportation	0.8
U.S. Government Securities	4.3
Utilities	3.7
Wholesale Trade	0.7
Other Securities
Long Put Future Option Contract	0.1
Materials	0.3
Short-Term Investments	2.0
Other Assets and Liabilities	(0.9)
Total	100.0%

3

The Hartford Strategic Income Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES – 8.8%
	Finance and Insurance - 8.8%
	Ally Automotive Receivables Trust
$200	3.00%, 10/15/2015 ■	$206
	Bank of America Automotive Trust
700	3.03%, 10/15/2016 ■	721
	Bank of America Credit Card Trust
500	5.17%, 06/15/2019	550
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047	53
	Bear Stearns Commercial Mortgage Securities, Inc.
475	4.68%, 08/13/2039	497
940	5.12%, 02/11/2041 Δ	986
500	5.33%, 02/11/2044	494
780	5.81%, 06/12/2043	819
1,000	5.91%, 06/11/2040 Δ	1,018
	CBA Commercial Small Balance Commercial Mortgage
4,185	7.25%, 07/25/2039 ⌂►	162
	Citigroup Commercial Mortgage Trust
390	5.48%, 10/15/2016	273
460	5.89%, 12/10/2049 Δ	415
	Citigroup Commercial Mortgage Trust Class A4
1,000	6.30%, 12/10/2049 Δ	1,025
	Citigroup Commercial Mortgage Trust Class AJ
410	6.30%, 12/10/2049 Δ	281
	Citigroup Commercial Mortgage Trust Class AM
305	6.30%, 12/10/2049 Δ	258
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,140	5.32%, 12/11/2049	1,107
600	5.55%, 01/15/2046 Δ	614
	Commercial Mortgage Pass-Through Certificates
290	4.72%, 03/10/2039	298
640	6.01%, 12/10/2049 Δ	658
	Credit Suisse Mortgage Capital Certificates
888	5.31%, 12/15/2039	877
465	5.34%, 12/15/2039	389
	Credit-Based Asset Servicing and Securitization
79	0.53%, 05/25/2036 ■Δ	45
	Crest Clarendon Street
481	0.77%, 12/28/2017 ■Δ	449
	CS First Boston Mortgage Securities Corp.
270	5.23%, 12/15/2040	283
	GMAC Mortgage Corp. Loan Trust
498	6.05%, 12/25/2037 Δ	264
	Greenwich Capital Commercial Funding Corp.
622	0.00%, 11/05/2021 ⌂●Δ	–
1,080	4.80%, 08/10/2042	1,097
910	5.44%, 03/10/2039 Δ	913
1,450	5.89%, 07/10/2038 Δ	1,508
	IMPAC Commercial Mortgage Backed Trust
270	1.76%, 02/25/2036 Δ	113
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,747	0.75%, 02/15/2019 ■Δ	1,617
354	4.72%, 01/15/2038	363
690	5.04%, 03/15/2046 Δ	717
280	5.32%, 12/15/2044 Δ	261
510	5.34%, 05/15/2047	503
280	5.40%, 05/15/2045	286
520	5.43%, 12/12/2043	528
455	5.46%, 12/12/2043	413
296	5.86%, 06/12/2043 Δ	277
438	5.94%, 02/12/2049 Δ	380
	Lehman Brothers Small Balance Commercial
412	5.91%, 06/25/2037 ■	341
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014	322
	Merrill Lynch Mortgage Trust
1,538	5.83%, 06/12/2050 Δ	1,571
	Merrill Lynch/Countrywide Commercial Mortgage Trust
535	5.20%, 12/12/2049	466
100	5.24%, 12/12/2049	68
845	5.38%, 08/12/2048	801
465	5.48%, 03/12/2051 Δ	445
600	5.81%, 06/12/2050 Δ	583
	Morgan Stanley Capital I
960	4.70%, 07/15/2056	995
270	5.33%, 12/15/2043	274
	Morgan Stanley Reremic Trust
940	6.00%, 08/12/2045 ■Δ	837
	Renaissance Home Equity Loan Trust
638	5.58%, 11/25/2036 Δ	528
	Residential Funding Mortgage Securities, Inc.
1,606	6.00%, 07/25/2037 ⌂	1,338
	Sovereign Commercial Mortgage Securities
986	5.84%, 07/22/2030 ■Δ	1,020
	Wachovia Bank Commercial Mortgage Trust
1,405	5.34%, 12/15/2043 - 11/15/2048	1,311
60	5.37%, 11/15/2048	49
	Wells Fargo Alternative Loan Trust
548	6.25%, 11/25/2037 ⌂	423
		33,090

	Total asset & commercial mortgage backed securities
	(cost $31,427)	$33,090

CORPORATE BONDS: INVESTMENT GRADE - 28.7%
	Administrative Waste Management and Remediation - 0.2%
	Allied Waste North America, Inc.
$500	7.13%, 05/15/2016	$546

	Arts, Entertainment and Recreation - 1.1%
	DirecTV Holdings LLC
1,340	7.63%, 05/15/2016	1,496
	Grupo Televisa S.A.
708	6.63%, 01/15/2040	726

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 28.7% - (continued)
		Arts, Entertainment and Recreation - 1.1% - (continued)
		NBC Universal, Inc.
	$1,460	5.15%, 04/30/2020 ■	$1,477
	560	6.40%, 04/30/2040 ■	578
			4,277
		Beverage and Tobacco Product Manufacturing - 0.5%
		Altria Group, Inc.
	671	10.20%, 02/06/2039	924
		Anheuser-Busch Cos., Inc.
	280	8.20%, 01/15/2039 ■	370
		Anheuser-Busch InBev N.V.
	605	7.75%, 01/15/2019 ■	728
			2,022
		Chemical Manufacturing - 0.8%
		Dow Chemical Co.
	1,645	8.55%, 05/15/2019	2,010
		Yara International ASA
	970	7.88%, 06/11/2019 ■	1,155
			3,165
		Computer and Electronic Product Manufacturing - 0.2%
		Seagate Technology International
	605	10.00%, 05/01/2014 ■	717

		Construction - 0.6%
		CRH America, Inc.
	1,340	8.13%, 07/15/2018	1,608
		Odebrecht Finance Ltd.
	504	7.00%, 04/21/2020 ■	520
			2,128
		Electrical Equipment, Appliance Manufacturing - 0.5%
		Controladora Mabe S.A. de C.V.
	1,700	7.88%, 10/28/2019 ■	1,810

		Finance and Insurance - 8.5%
		Banco Do Brasil
	100	6.00%, 01/22/2020 ■	102
		Bank of America Corp.
	450	7.38%, 05/15/2014 ‡	507
		BankBoston Capital Trust
	2,800	1.01%, 06/15/2027 Δ	2,068
		Capital One Bank
	515	8.80%, 07/15/2019	632
		Citigroup, Inc.
	495	8.13%, 07/15/2039 ‡	590
	711	8.50%, 05/22/2019 ‡	839
		Comerica Bank
	1,400	5.75%, 11/21/2016 ‡	1,462
		Comerica Capital Trust II
	1,150	6.58%, 02/20/2037 Δ	1,023
		Corpoacion Andina De Fomento
	265	8.13%, 06/04/2019 ‡	317
		Discover Financial Services, Inc.
	910	10.25%, 07/15/2019	1,115
		Guardian Life Insurance Co.
	1,116	7.38%, 09/30/2039 ■	1,271
		Jefferies Group, Inc.
	1,171	8.50%, 07/15/2019	1,331
		JP Morgan Chase Capital II
	230	0.75%, 02/01/2027 Δ	185
		JP Morgan Chase Capital XXV
	710	6.80%, 10/01/2037 ‡	712
		Key Bank NA
	2,210	5.80%, 07/01/2014	2,344
	965	6.95%, 02/01/2028	948
		Liberty Mutual Group, Inc.
	2,240	10.75%, 06/15/2058 ■	2,610
		Manufacturers & Traders Trust Co.
	1,151	5.59%, 12/28/2020 ‡	1,076
		Massachusetts Mutual Life Insurance Co.
	277	8.88%, 06/01/2039 ■	370
		MBNA America Bank N.A.
	495	7.13%, 11/15/2012 ‡	542
		Morgan Stanley
	1,450	7.30%, 05/13/2019 ‡	1,592
		Nationwide Mutual Insurance Co.
	785	9.38%, 08/15/2039 ■	939
		New York Life Insurance Co.
	1,417	6.75%, 11/15/2039 ■‡	1,613
		Ohio National Financial Services, Inc.
	520	6.38%, 04/30/2020 ■	534
		PNC Preferred Funding Trust II
	900	6.11%, 03/15/2012 ■♠Δ	727
		Prudential Financial, Inc.
	282	7.38%, 06/15/2019 ‡	332
		Rabobank Netherlands
	834	11.00%, 06/30/2019 ■♠	1,073
		SLM Corp.
	1,380	8.00%, 03/25/2020	1,328
		Teachers Insurance & Annuity Association
	464	6.85%, 12/16/2039 ■	523
		Transcapitalinvest Ltd.
	1,720	5.67%, 03/05/2014 §	1,782
		USB Capital IX
	1,675	6.19%, 04/15/2011 ♠Δ	1,455
			31,942
		Foreign Governments - 4.0%
		Banco Nacional De Desenvolvimento
	700	5.50%, 07/12/2020 ■	697
		Brazil (Republic of)
	956	8.00%, 01/15/2018	1,109
		Colombia (Republic of)
	725	7.38%, 03/18/2019	833
		Hungary (Republic of)
	680	4.75%, 02/03/2015	699
	355	6.25%, 01/29/2020	371
		Mexican Bonos De Desarrollo
MXN	61,922	9.00%, 12/20/2012 Δ	5,433
		Peru (Republic of)
	1,920	6.55%, 03/14/2037	2,035
		South Africa (Republic of)
	1,630	5.88%, 05/30/2022	1,687
	200	6.88%, 05/27/2019	225
		United Mexican States
	1,846	5.95%, 03/19/2019	1,986
			15,075
		Health Care and Social Assistance - 0.6%
		CVS Corp.
	1,323	8.35%, 07/10/2031 ■	1,584

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 28.7% - (continued)
	Health Care and Social Assistance - 0.6% - (continued)
	Pfizer, Inc.
$460	7.20%, 03/15/2039 ‡	$571
		2,155
	Information - 2.4%
	America Movil S.A. de C.V.
1,600	6.13%, 03/30/2040 ■	1,593
	Cellco Partnership - Verizon Wireless Capital
1,312	8.50%, 11/15/2018	1,660
	Cingular Wireless Services, Inc.
590	8.75%, 03/01/2031 ‡	778
	Qwest Corp.
1,050	7.25%, 10/15/2035	1,014
	Rogers Cable, Inc.
390	8.75%, 05/01/2032	490
	Rogers Communications, Inc.
1,273	7.50%, 03/15/2015	1,499
	Telecom Italia Capital
346	7.18%, 06/18/2019	377
514	7.72%, 06/04/2038	551
	Time Warner Cable, Inc.
900	8.25%, 04/01/2019	1,100
		9,062
	Management of Companies and Enterprises - 0.2%
	Votorantim Participacoes
700	6.75%, 04/05/2021 ■	705

	Mining - 2.8%
	Anglo American Capital plc
967	9.38%, 04/08/2014 - 04/08/2019 ■	1,184
	Anglogold Holdings plc
710	5.38%, 04/15/2020	718
165	6.50%, 04/15/2040	168
	Barrick Gold Corp.
570	6.95%, 04/01/2019 ‡	668
	Cliff's Natural Resources, Inc.
750	5.90%, 03/15/2020	790
	Consol Energy, Inc.
430	7.88%, 03/01/2012	460
	Rio Tinto Finance USA Ltd.
1,150	5.88%, 07/15/2013	1,271
320	9.00%, 05/01/2019	412
	Southern Copper Corp.
85	5.38%, 04/16/2020	86
1,325	6.75%, 04/16/2040	1,335
	Teck Resources Ltd.
2,790	10.75%, 05/15/2019	3,473
		10,565
	Miscellaneous Manufacturing - 0.5%
	Meccanica Holdings USA, Inc.
594	6.25%, 01/15/2040 ■	597
	Tyco International Ltd.
957	8.50%, 01/15/2019	1,214
		1,811
	Petroleum and Coal Products Manufacturing - 3.1%
	Anadarko Petroleum Corp.
820	6.45%, 09/15/2036	852
	Gazprom International S.A.
575	7.20%, 02/01/2020 §	608
	Kazmunaigaz Finance Sub B.V.
1,650	11.75%, 01/23/2015 ■	2,079
	Motiva Enterprises LLC
545	6.85%, 01/15/2040 ■	606
	Nabors Industries, Inc.
634	9.25%, 01/15/2019 ‡	802
	Petrobras International Finance Co.
1,385	6.88%, 01/20/2040	1,432
	Rowan Companies, Inc.
813	7.88%, 08/01/2019	943
	Sempra Energy
523	9.80%, 02/15/2019	694
	TNK-BP Finance S.A.
1,700	7.50%, 07/18/2016 ■	1,819
	Valero Energy Corp.
1,320	6.63%, 06/15/2037	1,328
441	9.38%, 03/15/2019	541
		11,704
	Pipeline Transportation - 0.2%
	TransCanada Pipelines Ltd.
664	7.25%, 08/15/2038	794

	Primary Metal Manufacturing - 1.0%
	Alcoa, Inc.
1,052	5.95%, 02/01/2037	922
	ArcelorMittal
1,675	7.00%, 10/15/2039	1,803
860	9.00%, 02/15/2015	1,034
		3,759
	Public Administration - 0.5%
	Waste Management, Inc.
1,460	7.38%, 03/11/2019	1,733

	Real Estate and Rental and Leasing - 0.4%
	COX Communications, Inc.
325	8.38%, 03/01/2039 ■	422
	ERAC USA Finance Co.
1,176	5.60%, 05/01/2015 ■	1,251
		1,673
	Retail Trade - 0.2%
	Ahold Lease USA, Inc.
773	8.62%, 01/02/2025	896

	Utilities - 0.4%
	Colbun S.A.
200	6.00%, 01/21/2020 ■	203
	Electricite de France
450	6.95%, 01/26/2039 ■	530
	Pacific Gas & Electric Energy Recovery
	Funding LLC
629	8.25%, 10/15/2018	781
		1,514
	Total corporate bonds: investment grade
	(cost $96,154)	$108,053

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 43.9%
	Accommodation and Food Services - 1.4%
	Ameristar Casinos, Inc.
$220	9.25%, 06/01/2014	$231
	Harrah's Operating Co., Inc.
1,235	11.25%, 06/01/2017	1,346
	MGM Mirage, Inc.
135	10.38%, 05/15/2014 ■	148
2,410	11.13%, 11/15/2017 ■	2,739
775	11.38%, 03/01/2018 ■	796
		5,260
	Administrative Waste Management and Remediation - 0.5%
	Iron Mountain, Inc.
685	8.00%, 06/15/2020	710
	West Corp.
1,130	9.50%, 10/15/2014	1,169
		1,879
	Agriculture, Forestry, Fishing and Hunting - 1.4%
	American Seafood Group LLC
780	10.75%, 05/15/2016 ■☼	782
475	15.00%, 05/15/2017 ■☼	450
	ASG Consolidated Finance LLC
885	11.50%, 11/01/2011	915
	SPX Corp.
1,150	7.63%, 12/15/2014	1,216
	Tyson Foods, Inc.
1,660	10.50%, 03/01/2014	1,969
		5,332
	Air Transportation - 0.1%
	Bristow Group, Inc.
70	7.50%, 09/15/2017	71
	Continental Airlines, Inc.
372	7.03%, 06/15/2011	375
		446
	Apparel Manufacturing - 0.1%
	Phillips Van-Heusen Corp.
365	7.38%, 05/15/2020 ☼	374

	Arts, Entertainment and Recreation - 4.4%
	AMC Entertainment, Inc.
725	11.00%, 02/01/2016	776
	Cenveo, Inc.
300	10.50%, 08/15/2016 ■	313
	Echostar DBS Corp.
2,260	7.75%, 05/31/2015	2,373
	FireKeepers Development Authority
1,000	13.88%, 05/01/2015 ■	1,160
	First Data Corp.
2,480	10.55%, 09/24/2015	2,195
	Knight Ridder, Inc.
1,135	5.75%, 09/01/2017	812
1,260	6.88%, 03/15/2029	775
	Marquee Holdings, Inc.
435	9.51%, 08/15/2014	362
	McClatchy Co.
770	11.50%, 02/15/2017 ■	824
	Pinnacle Entertainment, Inc.
205	8.63%, 08/01/2017 ■	214
	Sinclair Broadcasting Group, Inc.
1,100	6.00%, 09/15/2012 ۞	1,050
	Sirius Satellite Radio, Inc.
2,000	7.00%, 12/01/2014 ۞■	2,133
	TL Acquisitions, Inc.
2,495	10.50%, 01/15/2015 ■	2,445
	Virgin Media Finance plc
920	9.50%, 08/15/2016	1,009
		16,441
	Beverage and Tobacco Product Manufacturing - 0.4%
	Constellation Brands, Inc.
1,345	8.38%, 12/15/2014	1,442

	Chemical Manufacturing - 1.1%
	Ashland, Inc.
690	9.13%, 06/01/2017 ■	786
	Eastman Kodak Co.
1,825	9.75%, 03/01/2018 ■	1,902
	Hexion Specialty Chemicals
420	9.75%, 11/15/2014	434
	Lyondell Chemical Co.
1,023	11.00%, 05/01/2018	1,094
		4,216
	Computer and Electronic Product Manufacturing - 1.1%
	Magnachip Semiconductor
2,275	10.50%, 04/15/2018 ■	2,400
	Sorenson Communications
735	10.50%, 02/01/2015 ■	717
	Stratus Technologies, Inc.
1,250	12.00%, 03/29/2015 ■	1,208
		4,325
	Construction - 0.5%
	Desarrolladora Homes S.A.
281	7.50%, 09/28/2015	285
1,055	9.50%, 12/11/2019 ■	1,121
	KB Home & Broad Home Corp.
450	6.38%, 08/15/2011	462
		1,868
	Educational Services - 0.2%
	Viant Holdings, Inc.
913	10.13%, 07/15/2017 ■	918

	Finance and Insurance - 3.4%
	American General Finance Corp.
3,500	6.90%, 12/15/2017	2,939
	CIT Group, Inc.
4,800	7.00%, 05/01/2017	4,566
	Ford Motor Credit Co.
1,535	7.50%, 08/01/2012	1,586
765	12.00%, 05/15/2015	926
	GMAC LLC
925	7.00%, 02/01/2012	940
	GMAC, Inc.
360	6.88%, 09/15/2011	366
	LPL Holdings, Inc.
1,255	10.75%, 12/15/2015 ■	1,311
		12,634
The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 43.9% - (continued)
	Food Manufacturing - 0.4%
	Smithfield Foods, Inc.
$1,290	10.00%, 07/15/2014 ■	$1,448

	Food Services - 0.2%
	Aramark Corp.
940	5.00%, 06/01/2012	925

	Foreign Governments - 2.7%
	Argentina (Republic of)
2,370	7.00%, 10/03/2015	1,915
	El Salvador (Republic of)
991	7.65%, 06/15/2035 §	1,070
	Indonesia (Republic of)
380	6.88%, 01/17/2018 §	423
1,400	7.25%, 04/20/2015 §	1,588
	Panama (Republic of)
1,890	7.13%, 01/29/2026	2,173
	Philippines (Republic of)
285	6.38%, 10/23/2034	284
1,400	6.50%, 01/20/2020	1,535
	Venezuela (Republic of)
1,644	5.75%, 02/26/2016 §	1,184
		10,172
	Health Care and Social Assistance - 3.0%
	Biomet, Inc.
1,740	10.38%, 10/15/2017	1,914
	DaVita, Inc.
1,175	6.63%, 03/15/2013	1,187
	HCA, Inc.
640	7.88%, 02/01/2011	657
305	8.50%, 04/15/2019 ■	335
1,610	9.25%, 11/15/2016	1,741
	IASIS Healthcare Capital Corp.
900	8.75%, 06/15/2014	925
	Invacare Corp.
65	9.75%, 02/15/2015	70
	Inverness Medical Innovation, Inc.
680	9.00%, 05/15/2016	694
	Multiplan Corp.
375	10.38%, 04/15/2016 ■	388
	Reable Therapeutics Finance LLC
850	11.75%, 11/15/2014	905
	Rite Aid Corp.
390	9.50%, 06/15/2017	341
	Skilled Healthcare Group, Inc.
600	11.00%, 01/15/2014	629
	Valeant Pharmaceuticals
1,500	7.63%, 03/15/2020 ■	1,526
		11,312
	Information - 6.9%
	Charter Communications Holdings II LLC
1,500	13.50%, 11/30/2016	1,815
	Citizens Communications Co.
930	7.88%, 01/15/2027	870
	Clearwire Corp.
1,500	12.00%, 12/01/2015 ■	1,556
	CSC Holdings, Inc.
820	8.50%, 04/15/2014 ■	879
	Frontier Communications Corp.
2,360	8.25%, 05/01/2014	2,514
	GXS Worldwide, Inc.
1,095	9.75%, 06/15/2015 ■	1,073
	Intelsat Corp.
1,020	9.25%, 06/15/2016	1,076
	Intelsat Intermediate Holdings Ltd.
740	9.50%, 02/01/2015	770
	Intelsat Jackson Holdings Ltd.
370	11.50%, 06/15/2016	399
	Level 3 Financing, Inc.
1,335	10.00%, 02/01/2018 ■	1,315
	MetroPCS Wireless, Inc.
1,940	9.25%, 11/01/2014	2,013
	New Communications Holdings
540	8.25%, 04/15/2017 ■	556
335	8.50%, 04/15/2020 ■	345
	Qwest Communications International, Inc.
1,500	7.50%, 02/15/2014	1,526
	Sprint Capital Corp.
1,400	7.63%, 01/30/2011	1,437
2,190	8.75%, 03/15/2032	2,190
	Videotron Ltee
1,640	9.13%, 04/15/2018	1,820
	Wind Acquisition Finance S.A.
1,910	11.75%, 07/15/2017 ■	2,125
	Windstream Corp.
1,520	8.63%, 08/01/2016	1,556
		25,835
	Machinery Manufacturing - 0.2%
	Bausch & Lomb, Inc.
460	9.88%, 11/01/2015	486
	Goodman Global, Inc.
175	13.50%, 02/15/2016	196
		682
	Mining - 1.1%
	Consol Energy, Inc.
700	8.00%, 04/01/2017 ■	739
	Peabody Energy Corp.
450	6.88%, 03/15/2013	456
1,000	7.38%, 11/01/2016	1,060
	Vedanta Resources plc
1,650	9.50%, 07/18/2018 ■	1,807
		4,062
	Miscellaneous Manufacturing - 0.1%
	L-3 Communications Corp.
410	5.88%, 01/15/2015	416

	Motor Vehicle & Parts Manufacturing - 1.1%
	Cooper-Standard Automotive, Inc.
860	8.50%, 05/01/2018 ■☼	879
	ESCO Corp.
1,600	8.63%, 12/15/2013 ■	1,656
	Ford Motor Co.
950	9.22%, 09/15/2021	974
	Tenneco, Inc.
535	8.63%, 11/15/2014	551
		4,060

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 43.9% - (continued)
	Paper Manufacturing - 0.8%
	Appleton Papers, Inc.
$404	11.25%, 12/15/2015 ■	$366
	Georgia-Pacific LLC
2,150	8.25%, 05/01/2016 ■	2,354
420	9.50%, 12/01/2011	460
		3,180
	Petroleum and Coal Products Manufacturing - 3.4%
	Chesapeake Energy Corp.
220	7.00%, 08/15/2014	223
775	7.63%, 07/15/2013	803
490	9.50%, 02/15/2015	537
	Crosstex Energy, Inc.
1,100	8.88%, 02/15/2018 ■	1,144
	Drummond Co., Inc.
1,410	7.38%, 02/15/2016	1,389
	Ferrellgas Partners L.P.
400	6.75%, 05/01/2014	393
	Headwaters, Inc.
470	11.38%, 11/01/2014	497
	Inergy L.P.
1,000	8.25%, 03/01/2016	1,040
	Newfield Exploration Co.
1,250	7.13%, 05/15/2018	1,288
	Petrohawk Energy Corp.
1,500	9.13%, 07/15/2013	1,568
	Plains Exploration & Production Co.
450	7.63%, 06/01/2018	458
1,100	7.75%, 06/15/2015	1,125
300	10.00%, 03/01/2016	332
	Tesoro Corp.
1,000	9.75%, 06/01/2019	1,075
	Western Refining, Inc.
1,000	10.75%, 06/15/2014 ■Δ	940
		12,812
	Pipeline Transportation - 1.3%
	Dynegy Holdings, Inc.
1,600	7.75%, 06/01/2019	1,280
	El Paso Corp.
1,800	7.00%, 06/15/2017	1,849
500	7.75%, 01/15/2032	501
	Kinder Morgan, Inc.
550	5.15%, 03/01/2015	541
540	6.50%, 09/01/2012	568
		4,739
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings
455	9.50%, 05/15/2015	437

	Professional, Scientific and Technical Services - 1.0%
	Affinion Group, Inc.
510	10.13%, 10/15/2013	529
2,045	11.50%, 10/15/2015	2,158
	Global Geopysical Services, Inc.
1,150	10.50%, 05/01/2017 ■	1,127
		3,814
	Real Estate and Rental and Leasing - 0.5%
	Hertz Corp.
660	8.88%, 01/01/2014	681
	Maxim Crane Works L.P.
1,150	12.25%, 04/15/2015 ■	1,199
		1,880
	Retail Trade - 3.0%
	Dollar General Corp.
1,584	10.63%, 07/15/2015	1,760
	Federated Retail Holdings, Inc.
2,770	5.90%, 12/01/2016	2,853
	Parkson Retail Group Ltd.
1,720	7.88%, 11/14/2011	1,799
	Supervalu, Inc.
900	7.50%, 11/15/2014	925
1,960	8.00%, 05/01/2016	1,994
	United Components, Inc.
1,275	9.38%, 06/15/2013	1,282
	Yankee Acquisition Corp.
725	8.50%, 02/15/2015	752
		11,365
	Truck Transportation - 0.4%
	Swift Transportation Co., Inc.
1,385	12.50%, 05/15/2017 ■	1,394

	Utilities - 2.4%
	AES Corp.
2,365	8.00%, 10/15/2017	2,436
	AES El Salvador Trust
700	6.75%, 02/01/2016 §	681
	Calpine Corp.
370	7.25%, 10/15/2017 ■	359
	Energy Future Holdings Corp.
2,490	10.88%, 11/01/2017	1,961
	Mirant Mid-Atlantic LLC
626	9.13%, 06/30/2017	668
	Mirant North America LLC
680	7.38%, 12/31/2013	699
	NRG Energy, Inc.
1,365	7.25%, 02/01/2014	1,384
795	8.50%, 06/15/2019	808
	Texas Competitive Electric Co.
315	10.25%, 11/01/2015	236
		9,232
	Wholesale Trade - 0.7%
	McJunkin Red Man Corp.
1,090	9.50%, 12/15/2016 ■	1,135
	Spectrum Brands, Inc.
1,335	12.00%, 08/28/2019	1,423
		2,558
	Total corporate bonds: non-investment grade
	(cost $153,456)	$165,458

MUNICIPAL BONDS - 0.3%
	Transportation - 0.3%
	Bay Area Toll Auth
$605	6.26%, 04/01/2049 ‡	$626

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
MUNICIPAL BONDS - 0.3% - (continued)
	Transportation - 0.3% - (continued)
	North Texas Tollway Auth Rev
$589	6.72%, 01/01/2049	$639
		1,265
	Total municipal bonds
	(cost $1,211)	$1,265

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 11.8%
	Accommodation and Food Services - 0.5%
	Harrah's Operating Co., Inc.
$1,995	9.50%, 10/31/2016 ±	$2,067

	Administrative Waste Management and Remediation - 0.5%
	Affinion Group, Inc.
1,091	8.39%, 05/17/2012 ±	1,025
	Ozburn-Hessey Holding Co. LLC
800	10.50%, 10/01/2016 ±	794
		1,819
	Air Transportation - 0.9%
	Delta Air Lines, Inc.
1,493	8.75%, 09/30/2013 ±	1,511
	United Air Lines, Inc.
2,000	2.36%, 02/01/2014 ±	1,848
		3,359
	Arts, Entertainment and Recreation - 1.1%
	24 Hour Fitness Worldwide, Inc.
2,000	4.75%, 04/15/2016 ◊☼	1,955
	Six Flags, Inc.
1,875	4.00%, 01/31/2016 ◊☼	1,876
	Universal City Development Partners Ltd.
312	6.50%, 11/15/2014 ±	313
		4,144
	Chemical Manufacturing - 0.7%
	Arizona Chemical Co.
250	5.75%, 02/27/2014 ±	241
	Ineos Group
990	7.50%, 12/16/2013 ±	981
990	8.00%, 12/16/2014 ±	986
	Lyondell Chemical Co.
273	5.50%, 03/30/2016 ±	274
		2,482
	Computer and Electronic Product Manufacturing - 0.3%
	Spansion LLC
1,000	7.75%, 02/01/2015 ±	1,009

	Finance and Insurance - 0.8%
	MacAndrews Amg Holdings LLC
313	6.04%, 04/17/2012 ±⌂	272
	MSCI, Inc.
1,500	3.50%, 09/01/2016 ◊☼	1,492
	Nuveen Investments, Inc.
1,125	12.50%, 07/31/2015 ±	1,238
		3,002
	Food Manufacturing - 0.0%
	Dole Food Co., Inc., Tranche C Term Loan
98	7.88%, 04/12/2013 ◊	98

	Health Care and Social Assistance - 0.1%
	Inverness Medical Innovation, Inc.
438	4.50%, 06/26/2015 ±	433

	Information - 2.2%
	Charter Communications Operating LLC
1,980	7.25%, 03/06/2014 ±	2,005
	First Data Corp.
1,995	3.01%, 09/24/2014 ±	1,796
	Infor Global Solutions
743	6.03%, 07/28/2012 - 12/01/2013 ±	717
	Securus Technologies Inc.
1,154	6.00%, 10/31/2014 ◊☼	1,157
	West Corp.
992	7.25%, 10/24/2013 ±	1,000
	WideOpenWest Finance LLC
249	6.50%, 06/29/2015 ±	222
1,481	6.78%, 06/28/2014 ±	1,486
		8,383
	Motor Vehicle & Parts Manufacturing - 0.4%
	Accuride Corp.
1,500	9.00%, 06/30/2013 ◊Y	1,502

	Petroleum and Coal Products Manufacturing - 0.9%
	Big West Oil LLC
1,147	12.00%, 01/31/2015 ◊☼	1,157
	Calumet Lubricants Co., L.P.
115	4.14%, 12/29/2014 ◊	109
851	4.25%, 01/03/2015 ±	809
	Turbo Beta Ltd.
1,036	14.50%, 03/12/2018 ±⌂	911
	Western Refining, Inc.
265	9.75%, 05/30/2014 ±	260
		3,246
	Professional, Scientific and Technical Services - 0.3%
	Advantage Sales & Marketing, Inc.
667	7.00%, 04/30/2017 ◊☼	668
	Tensar Corp.
455	3.84%, 10/28/2012 ±	357
		1,025
	Real Estate and Rental and Leasing - 0.6%
	Realogy Corp.
526	3.24%, 10/05/2013 ◊	478
1,955	3.29%, 10/05/2014 ±	1,774
		2,252
	Retail Trade - 1.1%
	Atrium Companies, Inc.
1,500	7.00%, 04/29/2016 ◊☼	1,489
	Rite Aid Corp.
2,700	9.50%, 06/10/2015 ±	2,811
		4,300
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Philosophy, Inc.
239	2.03%, 03/17/2014 ±	223

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE♦ - 11.8% - (continued)
	Truck Transportation - 0.4%
	Swift Transportation Co., Inc.
$1,637	8.25%, 05/10/2014 ±	$1,588

	Utilities - 0.9%
	Astoria Generating Co. Acquisitions LLC
500	4.03%, 08/23/2013 ±	484
	BRSP LLC
977	7.50%, 06/24/2014 ±	977
	Texas Competitive Electric Holdings Co. LLC, Term Loan B1
945	3.75%, 10/10/2014 ±	773
	Texas Competitive Electric Holdings Co. LLC, Term Loan B2
488	3.75%, 10/10/2014 ±	400
	Texas Competitive Electric Holdings Co. LLC, Term Loan B3
488	3.75%, 10/12/2014 ±	396
	TPF Generation Holdings LLC
375	4.54%, 12/21/2014 ±	346
		3,376
	Total senior floating rate interests: non-investment grade
	(cost $43,425)	$44,308

U.S. GOVERNMENT AGENCIES - 0.7%
	Other Government Agencies - 0.7%
	Small Business Administration
	Participation Certificates:
2,499	5.16%, 02/01/2028	2,660

	Total U.S. government agencies
	(cost $2,499)	$2,660

U.S. GOVERNMENT SECURITIES - 4.3%
	U.S. Treasury Securities - 4.3%
	U.S. Treasury Bonds - 0.4%
$609	4.38%, 11/15/2039	$594
784	4.63%, 02/15/2040	796
		1,390
	U.S. Treasury Notes - 2.8%
137	2.13%, 11/30/2014	136
528	2.25%, 05/31/2014	532
4,197	2.38%, 02/28/2015	4,200
4,817	2.50%, 03/31/2015	4,841
228	3.63%, 02/15/2020	227
710	4.50%, 08/15/2039	707
		10,643
	U.S. Treasury Strips - 1.1%
4,386	2.25%, 01/31/2015	4,370

	Total U.S. government securities
	(cost $16,301)	$16,403

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Long Put Future Option Contract - 0.1%
	10 Year U.S. Treasury
–	Expiration: May, 2010, Exercise Price:
	$ 117.50 Ø	$206
	2 Year U.S. Treasury
–	Expiration: May, 2010, Exercise Price:
	$ 108.25 Ø	5
		211
	Total put options purchased
	(cost $397)	$211

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 0.3%
	Materials - 0.3%
25	LyondellBasell Industries Class A ●	$558
23	LyondellBasell Industries Class B ●	513
		1,071
	Total common stocks
	(cost $962)	$1,071

	Total long-term investments
	(cost $345,832)	$372,519

SHORT-TERM INVESTMENTS - 2.0%
	Investment Pools and Funds - 0.5%
	JP Morgan U.S. Government Money
1,926	Market Fund	$1,926
	State Street Bank U.S. Government
–	Money Market Fund	–
	Wells Fargo Advantage Government
–	Money Market Fund	–
		1,926
	Repurchase Agreements - 1.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/03/2010 in the amount of $2,081, collateralized by U.S. Treasury Bond 5.25%, 2029, U.S. Treasury Note 0.88%, 2011, value of $2,140)
$2,081	0.18%, 04/30/2010	2,081
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $838, collateralized by U.S. Treasury Note 1.25% - 1.50%, 2010, value of $855)
838	0.18%, 04/30/2010	838
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 05/03/2010 in the amount of $2,058, collateralized by U.S. Treasury Note 1.75% - 3.00%, 2014 - 2017, value of $2,099)
2,058	0.19%, 04/30/2010	2,058
		4,977

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.0% - (continued)
	U.S. Treasury Bills - 0.2%
$800	0.15%, 07/15/2010□○		$800

	Total short-term investments
	(cost $7,703)		$7,703

	Total investments
	(cost $353,535) ▲	100.9%	$380,222
	Other assets and liabilities	(0.9)%	(3,576)
	Total net assets	100.0%	$376,646

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.5% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $353,816 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$29,150
Unrealized Depreciation	(2,744)
Net Unrealized Appreciation	$26,406

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $84,635, which represents 22.47% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2010, these securities amounted to $7,336 or 1.95% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2010.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2010 was $12,164.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

MXN ─ Mexican New Peso

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2010.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
2 Year U.S. Treasury Note	168	Long	Jun 2010	$97
5 Year U.S. Treasury Note	141	Long	Jun 2010	$(9)
10 Year U.S. Treasury Note	264	Short	Jun 2010	$(485)
U.S. Long Bond	23	Long	Jun 2010	$78
				$(319)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

12

Ø	At April 30, 2010, the maximum delivery obligation of the open put options written is $651. Securities valued at $34 collateralized the open put options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury, $115.50, May, 2010	412	$32	$95	$63
2 Year U.S. Treasury, $107.75, May, 2010	89	$2	$12	$10
		$34	$107	$73

*    The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
05/2007	$4,185	CBA Commercial Small Balance
		Commercial Mortgage, 7.25%,
		07/25/2039 - 144A	$349
05/2007	$622	Greenwich Capital Commercial
		Funding Corp., 0.00%,
		11/05/2021 - 144A	604
09/2007	$313	MacAndrews Amg Holdings LLC,
		6.04%, 04/17/2012	308
06/2009	$1,606	Residential Funding Mortgage
		Securities, Inc., 6.00%, 07/25/2037	1,175
06/2008 -	$1,036	Turbo Beta Ltd., 14.50%,
11/2009		03/12/2018	1,036
03/2008	$548	Wells Fargo Alternative Loan
		Trust, 6.25%, 11/25/2037	443

The aggregate value of these securities at April 30, 2010 was $3,106 which represents 0.82% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2010

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
Euro (Sell)	$368	$374	05/06/10	$6

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$33,090	$–	$31,776	$1,314
Common Stocks ‡	1,071	1,071	–	–
Corporate Bonds: Investment Grade	108,053	–	107,055	998
Corporate Bonds: Non-Investment Grade	165,458	–	162,122	3,336
Municipal Bonds	1,265	–	1,265	–
Put Options Purchased	211	211	–	–
Senior Floating Rate Interests: Non-Investment Grade	44,308	–	44,308	–
U.S. Government Agencies	2,660	–	2,660	–
U.S. Government Securities	16,403	1,023	15,380	–
Short-Term Investments	7,703	1,926	5,777	–
Total	$380,222	$4,231	$370,343	$5,648
Forward Foreign Currency Contracts *	6	–	6	–
Futures *	175	175	–	–
Written Options *	73	73	–	–
Total	$254	$248	$6	$–
Liabilities:
Futures *	494	494	–	–
Total	$494	$494	$–	$–
♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of Level	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	3*	2010
Assets:
Asset & Commercial Mortgage Backed Securities	$1,196	$(85)	$(82	)†	$451	$(286)	$320	$(200)	$1,314
Corporate Bonds and Senior Floating Rate Interests	4,729	(84)	371	‡	2,347	(558)	325	(2,796)	4,334
Total	$5,925	$(169)	$289		$2,798	$(844)	$645	$(2,996)	$5,648

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $(150).
‡	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $245.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $353,535)	$380,222
Cash	—
Foreign currency on deposit with custodian (cost $356)	355
Unrealized appreciation on forward foreign currency contracts	6
Receivables:
Investment securities sold	7,636
Fund shares sold	1,622
Dividends and interest	6,569
Variation margin	71
Other assets	184
Total assets	396,665
Liabilities:
Payables:
Investment securities purchased	18,423
Fund shares redeemed	839
Investment management fees	23
Dividends	476
Distribution fees	21
Variation margin	126
Accrued expenses	53
Written options (proceeds $107)	34
Other liabilities	24
Total liabilities	20,019
Net assets	$376,646
Summary of Net Assets:
Capital stock and paid-in-capital	$377,872
Accumulated undistributed net investment income	512
Accumulated net realized loss on investments and foreign currency transactions	(28,183)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	26,445
Net assets	$376,646
Shares authorized	750,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.05/$9.48
Shares outstanding	18,595
Net assets	$168,334
Class B: Net asset value per share	$9.05
Shares outstanding	1,662
Net assets	$15,049
Class C: Net asset value per share	$9.07
Shares outstanding	14,972
Net assets	$135,759
Class I: Net asset value per share	$9.07
Shares outstanding	5,039
Net assets	$45,724
Class Y: Net asset value per share	$9.05
Shares outstanding	1,301
Net assets	$11,780

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$13,551
Total investment income	13,551
Expenses:
Investment management fees	967
Transfer agent fees	155
Distribution fees
Class A	191
Class B	72
Class C	630
Custodian fees	6
Accounting services fees	32
Registration and filing fees	44
Board of Directors' fees	4
Audit fees	6
Other expenses	35
Total expenses (before fees paid indirectly)	2,142
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	2,142
Net Investment Income	11,409
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	7,341
Net realized gain on futures	586
Net realized gain on written options	264
Net realized loss on swap contracts	(643)
Net realized gain on forward foreign currency contracts	71
Net realized loss on other foreign currency transactions	(8)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,611
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	7,245
Net unrealized depreciation of futures	(394)
Net unrealized appreciation of written options	73
Net unrealized appreciation of forward foreign currency contracts	6
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,928
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	14,539
Net Increase in Net Assets Resulting from Operations	$25,948

The accompanying notes are an integral part of these financial statements.

16

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$11,409	$17,417
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	7,611	(24,545)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	6,928	71,807
Net Increase In Net Assets Resulting From Operations	25,948	64,679
Distributions to Shareholders:
From net investment income
Class A	(5,018)	(7,387)
Class B	(418)	(577)
Class C	(3,673)	(5,257)
Class I	(1,539)	(2,079)
Class Y	(455)	(1,757)
Total distributions	(11,103)	(17,057)
Capital Share Transactions:
Class A	15,114	46,817
Class B	53	6,212
Class C	9,907	36,501
Class I	(1,849)	15,731
Class Y	(3,772)	(25,207)
Net increase from capital share transactions	19,453	80,054
Net Increase In Net Assets	34,298	127,676
Net Assets:
Beginning of period	342,348	214,672
End of period	$376,646	$342,348
Accumulated undistributed (distribution in excess of) net investment income (loss)	$512	$206

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

18

security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

19

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate

20

fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

21

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

22

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at April 30, 2010, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of April 30, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Investments in securities, at value (Purchased Options), Market Value	211
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	175	Summary of Net Assets – Unrealized depreciation	494
Interest rate contracts			Written Options, Market Value	34
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	6

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

23

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$71	$(112)	$621	$—	$—	$580
Foreign exchange contracts	193	(422)	—	71	—	(158)
Credit contracts	—	—	—	—	(643)	(643)
Equity contracts	—	—	(35)	—	—	(35)
Total	$264	$(534)	$586	$71	$(643)	$(256)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	73	(176)	(394)	—	—	$(497)
Foreign exchange contracts	—	—	—	6	—	6
Total	$73	$(176)	$(394)	$6	$—	$(491)

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

24

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2010. Transactions involving written option contracts during the six-month period ended April 30, 2010, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2010
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	575	277
Expired	—	—
Closed	(575)	(277)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	13,001	376
Expired	—	—
Closed	(12,500)	(269)
Exercised	—	—
End of Period	501	$107

*	The number of contracts does not omit 000's.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

25

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$16,954	$13,558

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$691
Accumulated Capital Losses *	(35,437)
Unrealized Appreciation †	19,161
Total Accumulated Deficit	$(15,585)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(336)
Accumulated Net Realized Gain	336

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$12,098
2017	23,339
Total	$35,437

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

26

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.15%	1.90%	1.90%	0.90%	0.90%

27

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,
	30, 2010	2009	2008	2007
Class A Shares	0.96%	1.00%	0.61%	0.46	%*
Class B Shares	1.77	1.83	1.45	1.25	*
Class C Shares	1.70	1.74	1.38	1.26	*
Class I Shares	0.71	0.75	0.38	0.27	*
Class Y Shares	0.62	0.65	0.30	0.24	†

* From May 31, 2007 (date shares became available to the public), through October 31, 2007.
† From August 31, 2007 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $638 and contingent deferred sales charges of $29 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $22. These commissions are in turn paid to sales representatives of the broker/dealers.

28

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $157 for providing such services. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$176,374
Sales Proceeds Excluding U.S. Government Obligations	143,702
Cost of Purchases for U.S. Government Obligations	69,087
Sales Proceeds for U.S. Government Obligations	75,342

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,379	448	(3,126)	—	1,701	12,459	680	(7,025)	—	6,114
Amount	$38,764	$3,966	$(27,616)	$—	$15,114	$96,754	$5,439	$(55,376)	$—	$46,817
Class B
Shares	199	35	(229)	—	5	1,068	52	(321)	—	799
Amount	$1,765	$313	$(2,025)	$—	$53	$8,333	$415	$(2,536)	$—	$6,212
Class C
Shares	2,525	276	(1,681)	—	1,120	6,920	419	(2,702)	—	4,637
Amount	$22,343	$2,451	$(14,887)	$—	$9,907	$54,226	$3,344	$(21,069)	$—	$36,501
Class I
Shares	1,085	139	(1,431)	—	(207)	3,964	211	(2,256)	—	1,919
Amount	$9,608	$1,235	$(12,692)	$—	$(1,849)	$31,796	$1,691	$(17,756)	$—	$15,731
Class Y
Shares	—	51	(481)	—	(430)	85	224	(3,576)	—	(3,267)
Amount	$—	$456	$(4,228)	$—	$(3,772)	$631	$1,734	$(27,572)	$—	$(25,207)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	26	$236
For the Year Ended October 31, 2009	21	$169

29

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

30

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31

The Hartford Strategic Income Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$8.69	$0.30	$–	$0.35	$0.65	$(0.29)	$–	$–	$(0.29)	$0.36	$9.05
B	8.69	0.26	–	0.35	0.61	(0.25)	–	–	(0.25)	0.36	9.05
C	8.70	0.26	–	0.37	0.63	(0.26)	–	–	(0.26)	0.37	9.07
I	8.71	0.31	–	0.35	0.66	(0.30)	–	–	(0.30)	0.36	9.07
Y	8.69	0.32	–	0.35	0.67	(0.31)	–	–	(0.31)	0.36	9.05

For the Year Ended October 31, 2009
A	7.35	0.53	–	1.33	1.86	(0.52)	–	–	(0.52)	1.34	8.69
B	7.35	0.46	–	1.33	1.79	(0.45)	–	–	(0.45)	1.34	8.69
C	7.36	0.47	–	1.33	1.80	(0.46)	–	–	(0.46)	1.34	8.70
I	7.37	0.54	–	1.34	1.88	(0.54)	–	–	(0.54)	1.34	8.71
Y	7.35	0.57	–	1.32	1.89	(0.55)	–	–	(0.55)	1.34	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	–	(2.39)	(1.74)	(0.66)	–	–	(0.66)	(2.40)	7.35
B	9.75	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	7.35
C	9.76	0.59	–	(2.40)	(1.81)	(0.59)	–	–	(0.59)	(2.40)	7.36
I	9.77	0.69	–	(2.41)	(1.72)	(0.68)	–	–	(0.68)	(2.40)	7.37
Y	9.76	0.69	–	(2.41)	(1.72)	(0.69)	–	–	(0.69)	(2.41)	7.35

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(G)	9.90	0.29	–	(0.14)	0.15	(0.30)	–	–	(0.30)	(0.15)	9.75
B(G)	9.90	0.26	–	(0.15)	0.11	(0.26)	–	–	(0.26)	(0.15)	9.75
C(G)	9.90	0.27	–	(0.15)	0.12	(0.26)	–	–	(0.26)	(0.14)	9.76
I(G)	9.90	0.31	–	(0.13)	0.18	(0.31)	–	–	(0.31)	(0.13)	9.77
Y(H)	9.57	0.12	–	0.19	0.31	(0.12)	–	–	(0.12)	0.19	9.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Shares became available to the public on May 31, 2007.
(H)	Commenced operations on August 31, 2007.

32

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

7.60	%(E)	$168,334	0.96	%(F)	0.96	%(F)	0.96	%(F)	6.74	%(F)	63%
7.17	(E)	15,049	1.77	(F)	1.77	(F)	1.77	(F)	5.93	(F)	–
7.31	(E)	135,759	1.70	(F)	1.70	(F)	1.70	(F)	6.00	(F)	–
7.71	(E)	45,724	0.71	(F)	0.71	(F)	0.71	(F)	6.98	(F)	–
7.78	(E)	11,780	0.62	(F)	0.62	(F)	0.62	(F)	7.04	(F)	–

26.24		146,738	1.00		1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		0.61		7.14		132
(19.66)		6,308	1.81		1.45		1.45		6.33		–
(19.62)		67,863	1.75		1.38		1.38		6.40		–
(18.77)		24,508	0.75		0.38		0.38		7.37		–
(18.85)		36,751	0.67		0.30		0.30		7.49		–

1.53	(E)	42,949	1.01	(F)	0.46	(F)	0.46	(F)	7.15	(F)	40
1.21	(E)	2,644	1.80	(F)	1.25	(F)	1.25	(F)	6.42	(F)	–
1.31	(E)	17,275	1.81	(F)	1.26	(F)	1.26	(F)	6.47	(F)	–
1.84	(E)	11,212	0.82	(F)	0.27	(F)	0.27	(F)	7.49	(F)	–
3.28	(E)	10,631	0.80	(F)	0.25	(F)	0.25	(F)	7.73	(F)	–

33

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

34

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

35

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,076.00	$4.94	$1,000.00	$1,020.03	$4.81	0.96%	181	365
Class B	$1,000.00	$1,071.70	$9.09	$1,000.00	$1,016.02	$8.85	1.77	181	365
Class C	$1,000.00	$1,073.10	$8.79	$1,000.00	$1,016.31	$8.55	1.70	181	365
Class I	$1,000.00	$1,077.10	$3.66	$1,000.00	$1,021.27	$3.56	0.71	181	365
Class Y	$1,000.00	$1,077.80	$3.19	$1,000.00	$1,021.72	$3.11	0.62	181	365

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-SI10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2010 Fund

The Hartford Target Retirement 2010 Fund

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 9/30/05 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2010 A#	10.70%	30.69%	2.96%
Target Retirement 2010 A##		23.50%	1.70%
Target Retirement 2010 R3#	10.66%	30.69%	2.82%
Target Retirement 2010 R4#	10.84%	31.01%	3.08%
Target Retirement 2010 R5#	10.89%	31.06%	3.19%
Target Retirement 2010 Y#	10.90%	31.10%	3.21%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	5.66%
S&P 500 Index	15.66%	38.82%	1.36%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 10.70%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.71%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 55% equities and 45% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	1.1%
Powershares Emerging Markets Sovereign Debt Portfolio	0.4
SPDR DJ Wilshire International Real Estate	0.6
SPDR DJ Wilshire REIT	0.9
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	5.4
The Hartford Capital Appreciation II Fund, Class Y	1.4
The Hartford Disciplined Equity Fund, Class Y	0.7
The Hartford Dividend and Growth Fund, Class Y	3.7
The Hartford Floating Rate Fund, Class Y	3.4
The Hartford Fundamental Growth Fund, Class Y	2.8
The Hartford Global Growth Fund, Class Y	1.5
The Hartford Global Research Fund, Class Y	3.0
The Hartford Growth Fund, Class Y	1.6
The Hartford Growth Opportunities Fund, Class Y	1.6
The Hartford High Yield Fund, Class Y	1.2
The Hartford Income Fund, Class Y	8.1
The Hartford Inflation Plus Fund, Class Y	15.8
The Hartford International Opportunities Fund, Class Y	4.0
The Hartford International Small Company Fund, Class Y	1.4
The Hartford MidCap Fund, Class Y	2.1
The Hartford MidCap Value Fund, Class Y	3.9
The Hartford Select SmallCap Value Fund, Class Y	1.7
The Hartford Short Duration Fund, Class Y	4.4
The Hartford Small Company Fund, Class Y	1.1
The Hartford Small/Mid Cap Equity Fund, Class Y	2.9
The Hartford Strategic Income Fund, Class Y	0.2
The Hartford Total Return Bond Fund, Class Y	11.6
The Hartford Value Fund, Class Y	9.5
The Hartford Value Opportunities Fund, Class Y	3.7
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Target Retirement 2010 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.7%
EQUITY FUNDS - 52.0%
41	The Hartford Capital Appreciation Fund, Class Y●	$1,416
28	The Hartford Capital Appreciation II Fund,
	Class Y●	368
15	The Hartford Disciplined Equity Fund, Class Y	176
54	The Hartford Dividend and Growth Fund,
	Class Y	977
67	The Hartford Fundamental Growth Fund,
	Class Y	735
26	The Hartford Global Growth Fund, Class Y	378
88	The Hartford Global Research Fund, Class Y	792
25	The Hartford Growth Fund, Class Y	414
16	The Hartford Growth Opportunities Fund,
	Class Y	413
76	The Hartford International Opportunities Fund,
	Class Y	1,055
31	The Hartford International Small Company
	Fund, Class Y	357
26	The Hartford MidCap Fund, Class Y●	559
91	The Hartford MidCap Value Fund, Class Y	1,005
44	The Hartford Select SmallCap Value Fund,
	Class Y	442
15	The Hartford Small Company Fund, Class Y●	279
79	The Hartford Small/Mid Cap Equity Fund,
	Class Y●	746
227	The Hartford Value Fund, Class Y	2,476
77	The Hartford Value Opportunities Fund, Class Y	975
	Total equity funds
	(cost $11,493)	$13,563

FIXED INCOME FUNDS – 44.7%
102	The Hartford Floating Rate Fund, Class Y	$895
44	The Hartford High Yield Fund, Class Y	319
216	The Hartford Income Fund, Class Y	2,107
354	The Hartford Inflation Plus Fund, Class Y	4,115
118	The Hartford Short Duration Fund, Class Y	1,156
6	The Hartford Strategic Income Fund, Class Y	52
285	The Hartford Total Return Bond Fund, Class Y	3,011
	Total fixed income funds
	(cost $11,096)	$11,655

	Total investments in affiliated investment companies
	(cost $22,589)	$25,218

EXCHANGE TRADED FUNDS - 3.0%
11	Powershares DB Commodity Index Tracking Fund	$275
4	Powershares Emerging Markets Sovereign Debt Portfolio	118
4	SPDR DJ Wilshire International Real Estate	157
4	SPDR DJ Wilshire REIT	234
	Total exchange traded funds
	(cost $819)	$784

	Total long-term investments
	(cost $23,408)	$26,002

SHORT-TERM INVESTMENTS - 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments
	(cost $1)		$1

	Total investments
	(cost $23,409) ▲	99.7%	$26,003
	Other assets and liabilities	0.3%	67
	Total net assets	100.0%	$26,070

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $23,761 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,676
Unrealized Depreciation	(434)
Net Unrealized Appreciation	$2,242

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$25,218	$25,218	$–	$–
Exchange Traded Funds	784	784	–	–
Short-Term Investments	1	1	–	–
Total	$26,003	$26,003	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $820)	$785
Investments in underlying affiliated funds, at market value (cost $22,589)	25,218
Receivables:
Investment securities sold	13
Fund shares sold	15
Dividends and interest	31
Other assets	42
Total assets	26,104
Liabilities:
Payables:
Investment securities purchased	15
Fund shares redeemed	13
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	5
Total liabilities	34
Net assets	$26,070
Summary of Net Assets:
Capital stock and paid-in-capital	$26,183
Accumulated undistributed net investment income	115
Accumulated net realized loss on investments	(2,822)
Unrealized appreciation of investments	2,594
Net assets	$26,070

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.23/$9.77
Shares outstanding	1,097
Net assets	$10,128
Class R3: Net asset value per share	$9.20
Shares outstanding	392
Net assets	$3,604
Class R4: Net asset value per share	$9.24
Shares outstanding	1,091
Net assets	$10,083
Class R5: Net asset value per share	$9.24
Shares outstanding	228
Net assets	$2,108
Class Y: Net asset value per share	$9.23
Shares outstanding	16
Net assets	$147

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10
Dividends from underlying affiliated funds	257
Interest	—
Total investment income	267

Expenses:
Investment management fees	17
Administrative services fees	11
Transfer agent fees	3
Distribution fees
Class A	11
Class R3	6
Class R4	12
Custodian fees	—
Accounting services fees	1
Registration and filing fees	27
Board of Directors' fees	1
Audit fees	3
Other expenses	5
Total expenses (before waivers)	97
Expense waivers	(75)
Total waivers	(75)
Total expenses, net	22
Net Investment Income	245
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	245
Net Realized Gain on Investments	245
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,877
Net Changes in Unrealized Appreciation of Investments	1,877
Net Gain on Investments	2,122
Net Increase in Net Assets Resulting from Operations	$2,367

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$245	$481
Net realized gain (loss) on investments	245	(1,950)
Net unrealized appreciation of investments	1,877	4,777
Net Increase In Net Assets Resulting From Operations	2,367	3,308
Distributions to Shareholders:
From net investment income
Class A	(169)	(101)
Class B*	—	(5)
Class C*	—	(9)
Class R3	(39)	(2)
Class R4	(182)	(81)
Class R5	(49)	(17)
Class Y	(3)	(2)
Total distributions	(442)	(217)
Capital Share Transactions:
Class A	26	1,880 †
Class B*	—	(580)‡
Class C*	—	(762)§
Class R3	1,838	1,400
Class R4	285	2,865
Class R5	(131)	636
Class Y	3	2
Net increase from capital share transactions	2,021	5,441
Net Increase In Net Assets	3,946	8,532
Net Assets:
Beginning of period	22,124	13,592
End of period	$26,070	$22,124
Accumulated undistributed (distribution in excess of) net investment income (loss)	$115	$312

* Classes B and C were merged into Class A on July 24, 2009.
† Includes merger activity in the amount of $985.
‡ Includes merger activity in the amount of $(423).
§ Includes merger activity in the amount of $(562).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the

10

amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$217	$607
Long-Term Capital Gains *	—	82

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$312
Accumulated Capital Losses *	(2,715)
Unrealized Appreciation †	365
Total Accumulated Deficit	$(2,038)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$919
2017	1,796
Total	$2,715

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

12

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $8 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $3 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:
Shares
Class Y	16

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,587
Sales Proceeds Excluding U.S. Government Obligations	4,806

14

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	216	19	(237)	—	(2)	583	15	(523)	123	198
Amount	$1,926	$164	$(2,064)	$—	$26	$4,556	$100	$(3,761)	$985	$1,880
Class B
Shares	—	—	—	—	—	2	1	(6)	(53)	(56)
Amount	$—	$—	$—	$—	$—	$13	$4	$(174)	$(423)	$(580)
Class C
Shares	—	—	—	—	—	23	1	(35)	(71)	(82)
Amount	$—	$—	$—	$—	$—	$152	$9	$(361)	$(562)	$(762)
Class R3
Shares	317	5	(116)	—	206	193	—	(8)	—	185
Amount	$2,823	$39	$(1,024)	$—	$1,838	$1,467	$2	$(69)	$—	$1,400
Class R4
Shares	157	21	(147)	—	31	527	12	(146)	—	393
Amount	$1,397	$182	$(1,294)	$—	$285	$3,874	$81	$(1,090)	$—	$2,865
Class R5
Shares	52	5	(70)	—	(13)	128	3	(46)	—	85
Amount	$454	$49	$(634)	$—	$(131)	$942	$17	$(323)	$—	$636
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$3	$—	$—	$3	$—	$2	$—	$—	$2
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	—	$—
For the Year Ended October 31, 2009	—	$3

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$8.50	$0.09	$–	$0.81	$0.90	$(0.17)	$–	$–	$(0.17)	$0.73	$9.23
R3	8.48	0.08	–	0.82	0.90	(0.18)	–	–	(0.18)	0.72	9.20
R4	8.51	0.10	–	0.81	0.91	(0.18)	–	–	(0.18)	0.73	9.24
R5	8.51	0.10	–	0.82	0.92	(0.19)	–	–	(0.19)	0.73	9.24
Y	8.50	0.10	–	0.82	0.92	(0.19)	–	–	(0.19)	0.73	9.23

For the Year Ended October 31, 2009 (E)
A(H)	7.24	0.22	–	1.15	1.37	(0.11)	–	–	(0.11)	1.26	8.50
R3	7.23	0.18	–	1.18	1.36	(0.11)	–	–	(0.11)	1.25	8.48
R4	7.23	0.22	–	1.17	1.39	(0.11)	–	–	(0.11)	1.28	8.51
R5	7.24	0.22	–	1.16	1.38	(0.11)	–	–	(0.11)	1.27	8.51
Y	7.23	0.23	–	1.15	1.38	(0.11)	–	–	(0.11)	1.27	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	–	(3.10)	(2.80)	(0.41)	(0.21)	–	(0.62)	(3.42)	7.24
R3	10.66	0.26	–	(3.11)	(2.85)	(0.37)	(0.21)	–	(0.58)	(3.43)	7.23
R4	10.66	0.36	–	(3.17)	(2.81)	(0.41)	(0.21)	–	(0.62)	(3.43)	7.23
R5	10.67	0.37	–	(3.16)	(2.79)	(0.43)	(0.21)	–	(0.64)	(3.43)	7.24
Y	10.66	0.33	–	(3.11)	(2.78)	(0.44)	(0.21)	–	(0.65)	(3.43)	7.23

For the Year Ended October 31, 2007
A	9.65	0.28	–	1.01	1.29	(0.28)	–	–	(0.28)	1.01	10.66
R3(I)	9.76	0.14	–	0.89	1.03	(0.13)	–	–	(0.13)	0.90	10.66
R4(I)	9.76	0.16	–	0.89	1.05	(0.15)	–	–	(0.15)	0.90	10.66
R5(I)	9.76	0.19	–	0.89	1.08	(0.17)	–	–	(0.17)	0.91	10.67
Y	9.65	0.32	–	0.99	1.31	(0.30)	–	–	(0.30)	1.01	10.66

For the Year Ended October 31, 2006
A	9.82	0.47	–	0.22	0.69	(0.50)	–	(0.36)	(0.86)	(0.17)	9.65
Y	9.83	0.50	–	0.21	0.71	(0.53)	–	(0.36)	(0.89)	(0.18)	9.65

From (commencement of operations) September 30, 2005, through October 31, 2005
A(J)	10.00	0.02	–	(0.20)	(0.18)	–	–	–	–	(0.18)	9.82
Y(J)	10.00	0.02	–	(0.19)	(0.17)	–	–	–	–	(0.17)	9.83

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on September 30, 2005.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.70	%(F)	$10,128	0.78	%(G)	0.26	%(G)	0.26	%(G)	2.05	%(G)	21%
10.66	(F)	3,604	1.18	(G)	0.41	(G)	0.41	(G)	1.77	(G)	–
10.84	(F)	10,083	0.87	(G)	0.11	(G)	0.11	(G)	2.19	(G)	–
10.89	(F)	2,108	0.58	(G)	0.06	(G)	0.06	(G)	2.29	(G)	–
10.90	(F)	147	0.48	(G)	0.06	(G)	0.06	(G)	2.27	(G)	–

19.29		9,342	0.95		0.24		0.24		3.00		31
19.24		1,578	1.25		0.39		0.39		2.37		–
19.58		9,020	1.03		0.09		0.09		3.00		–
19.48		2,051	0.73		0.04		0.04		2.99		–
19.56		133	0.65		0.04		0.04		3.12		–

(27.74)		6,520	1.02		0.42		0.42		2.87		68
(28.14)		8	1.47		0.87		0.87		2.70		–
(27.84)		4,823	1.04		0.45		0.45		1.67		–
(27.64)		1,131	0.71		0.11		0.11		1.86		–
(27.60)		111	0.76		0.16		0.16		3.40		–

13.55		7,547	1.81		0.50		0.50		2.46		56
10.56	(F)	11	2.32	(G)	0.90	(G)	0.90	(G)	1.62	(G)	–
10.88	(F)	442	1.97	(G)	0.60	(G)	0.60	(G)	2.03	(G)	–
11.15	(F)	11	1.72	(G)	0.30	(G)	0.30	(G)	2.23	(G)	–
13.83		153	1.54		0.20		0.20		3.21		–

7.43		1,618	8.32		0.54		0.54		2.01		10
7.62		135	8.02		0.23		0.23		2.31		–

(1.80	)(F)	11	0.65	(G)	0.49	(G)	0.49	(G)	2.53	(G)	12
(1.70	)(F)	10	0.32	(G)	0.21	(G)	0.21	(G)	2.65	(G)	–

17

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,107.00	$1.36	$1,000.00	$1,023.51	$1.30	0.26%	181	365
Class R3	$1,000.00	$1,106.60	$2.14	$1,000.00	$1,022.76	$2.06	0.41	181	365
Class R4	$1,000.00	$1,108.40	$0.58	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class R5	$1,000.00	$1,108.90	$0.31	$1,000.00	$1,024.50	$0.30	0.06	181	365
Class Y	$1,000.00	$1,109.00	$0.31	$1,000.00	$1,024.50	$0.30	0.06	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1010  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2015 Fund

The Hartford Target Retirement 2015 Fund

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 4/30/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2015 R3	11.18%	31.54%	20.12%
Target Retirement 2015 R4	11.35%	31.95%	20.50%
Target Retirement 2015 R5	11.38%	31.99%	20.53%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	10.86%
S&P 500 Index	15.66%	38.82%	17.31%

†	Not annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 11.18%, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.91%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 63% equities and 37% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.5%
Powershares Emerging Markets Sovereign Debt Portfolio	0.7
SPDR DJ Wilshire International Real Estate	1.4
SPDR DJ Wilshire REIT	0.7
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	6.5
The Hartford Capital Appreciation II Fund, Class Y	0.5
The Hartford Disciplined Equity Fund, Class Y	0.7
The Hartford Dividend and Growth Fund, Class Y	6.5
The Hartford Equity Income Fund, Class Y	2.0
The Hartford Fundamental Growth Fund, Class Y	6.0
The Hartford Global Growth Fund, Class Y	0.8
The Hartford Global Research Fund, Class Y	4.8
The Hartford Growth Fund, Class Y	0.6
The Hartford High Yield Fund, Class Y	0.9
The Hartford Income Fund, Class Y	6.7
The Hartford Inflation Plus Fund, Class Y	12.9
The Hartford International Opportunities Fund, Class Y	4.3
The Hartford International Small Company Fund, Class Y	2.1
The Hartford MidCap Fund, Class Y	2.4
The Hartford MidCap Value Fund, Class Y	2.2
The Hartford Select SmallCap Value Fund, Class Y	2.7
The Hartford Short Duration Fund, Class Y	6.2
The Hartford Small Company Fund, Class Y	1.0
The Hartford Small/Mid Cap Equity Fund, Class Y	3.7
The Hartford Total Return Bond Fund, Class Y	9.9
The Hartford Value Fund, Class Y	6.2
The Hartford Value Opportunities Fund, Class Y	4.8
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Target Retirement 2015 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.4%
EQUITY FUNDS - 57.8%
21	The Hartford Capital Appreciation Fund, Class Y●	$717
5	The Hartford Capital Appreciation II Fund,
	Class Y●	61
6	The Hartford Disciplined Equity Fund, Class Y	72
39	The Hartford Dividend and Growth Fund,
	Class Y	710
18	The Hartford Equity Income Fund, Class Y	220
61	The Hartford Fundamental Growth Fund,
	Class Y	664
6	The Hartford Global Growth Fund, Class Y	86
58	The Hartford Global Research Fund, Class Y	524
4	The Hartford Growth Fund, Class Y	66
34	The Hartford International Opportunities Fund,
	Class Y	475
20	The Hartford International Small Company
	Fund, Class Y	231
12	The Hartford MidCap Fund, Class Y●	266
22	The Hartford MidCap Value Fund, Class Y	243
30	The Hartford Select SmallCap Value Fund,
	Class Y	302
6	The Hartford Small Company Fund, Class Y●	108
44	The Hartford Small/Mid Cap Equity Fund,
	Class Y●	411
63	The Hartford Value Fund, Class Y	685
42	The Hartford Value Opportunities Fund, Class Y	525
	Total equity funds
	(cost $5,387)	$6,366

FIXED INCOME FUNDS - 36.6%
13	The Hartford High Yield Fund, Class Y	$95
76	The Hartford Income Fund, Class Y	741
122	The Hartford Inflation Plus Fund, Class Y	1,415
69	The Hartford Short Duration Fund, Class Y	678
103	The Hartford Total Return Bond Fund, Class Y	1,088
	Total fixed income funds
	(cost $3,885)	$4,017

	Total investments in affiliated investment companies
	(cost $9,272)	$10,383

EXCHANGE TRADED FUNDS - 5.3%
11	Powershares DB Commodity Index Tracking Fund	$269
3	Powershares Emerging Markets Sovereign
	Debt Portfolio	77
4	SPDR DJ Wilshire International Real Estate	152
1	SPDR DJ Wilshire REIT	81
	Total exchange traded funds
	(cost $540)	$579

	Total long-term investments
	(cost $9,812)	$10,962

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
–	State Street Bank Money Market Fund		$–

	Total short-term investments
	(cost $–)		$–

	Total investments
	(cost $9,812) ▲	99.7%	$10,962
	Other assets and liabilities	0.3%	37
	Total net assets	100.0%	$10,999

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $9,820 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,142
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,142

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$10,383	$10,383	$–	$–
Exchange Traded Funds	579	579	–	–
Short-Term Investments	–	–	–	–
Total	$10,962	$10,962	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $540)	$579
Investments in underlying affiliated funds, at market value (cost $9,272)	10,383
Receivables:
Investment securities sold	—
Fund shares sold	9
Dividends and interest	10
Other assets	30
Total assets	11,011
Liabilities:
Bank overdraft — U.S. Dollars	—
Payables:
Investment securities purchased	9
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	2
Total liabilities	12
Net assets	$10,999
Summary of Net Assets:
Capital stock and paid-in-capital	$9,654
Accumulated undistributed net investment income	34
Accumulated net realized gain on investments	161
Unrealized appreciation of investments	1,150
Net assets	$10,999

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$12.83
Shares outstanding	443
Net assets	$5,685
Class R4: Net asset value per share	$12.86
Shares outstanding	298
Net assets	$3,829
Class R5: Net asset value per share	$12.86
Shares outstanding	115
Net assets	$1,485

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	71
Interest	—
Total investment income	74

Expenses:
Investment management fees	6
Administrative services fees	6
Transfer agent fees	—
Distribution fees
Class R3	9
Class R4	3
Custodian fees	—
Accounting services fees	1
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	3
Other expenses	1
Total expenses (before waivers)	47
Expense waivers	(40)
Total waivers	(40)
Total expenses, net	7
Net Investment Income	67
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	206
Net Realized Gain on Investments	206
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	548
Net Changes in Unrealized Appreciation of Investments	548
Net Gain on Investments	754
Net Increase in Net Assets Resulting from Operations	$821

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the Year
	April 30, 2010	Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$67	$86
Net realized gain (loss) on investments	206	(45)
Net unrealized appreciation of investments	548	602
Net Increase In Net Assets Resulting From Operations	821	643
Distributions to Shareholders:
From net investment income
Class R3	(30)	(11)
Class R4	(31)	(12)
Class R5	(23)	(12)
Total distributions	(84)	(35)
Capital Share Transactions:
Class R3	3,348	771
Class R4	1,676	692
Class R5	(107)	274
Net increase from capital share transactions	4,917	1,737
Net Increase In Net Assets	5,654	2,345
Net Assets:
Beginning of period	5,345	3,000
End of period	$10,999	$5,345
Accumulated undistributed (distribution in excess of) net investment income (loss)	$34	$51

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as

10

shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law.

In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$51
Accumulated Capital Losses *	(38)
Unrealized Appreciation †	595
Total Accumulated Earnings	$608

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$38
Total	$38

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	90
Class R4	90
Class R5	103

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,034
Sales Proceeds Excluding U.S. Government Obligations	1,138

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Period Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	312	3	(43)	—	272	83	1	(13)	—	71
Amount	$3,856	$29	$(537)	$—	$3,348	$889	$11	$(129)	$—	$771
Class R4
Shares	152	3	(18)	—	137	60	1	—	—	61
Amount	$1,867	$31	$(222)	$—	$1,676	$680	$12	$—	$—	$692
Class R5
Shares	5	2	(16)	—	(9)	23	1	—	—	24
Amount	$69	$23	$(199)	$—	$(107)	$263	$12	$(1)	$—	$274

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

14

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15

The Hartford Target Retirement 2015 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
R3	$11.69	$0.09	$–	$1.21	$1.30	$(0.16)	$–	$–	$(0.16)	$1.14	$12.83
R4	11.72	0.11	–	1.21	1.32	(0.18)	–	–	(0.18)	1.14	12.86
R5	11.72	0.13	–	1.19	1.32	(0.18)	–	–	(0.18)	1.14	12.86

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.21	–	1.59	1.80	(0.11)	–	–	(0.11)	1.69	11.69
R4	10.00	0.23	–	1.61	1.84	(0.12)	–	–	(0.12)	1.72	11.72
R5	10.00	0.26	–	1.58	1.84	(0.12)	–	–	(0.12)	1.72	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

11.18	%(E)	$5,685	1.44	%(F)	0.38	%(F)	0.38	%(F)	1.46	%(F)	15%
11.35	(E)	3,829	1.16	(F)	0.08	(F)	0.08	(F)	1.84	(F)	–
11.38	(E)	1,485	0.89	(F)	0.03	(F)	0.03	(F)	2.07	(F)	–

18.33		2,003	2.24		0.37		0.37		2.27		15
18.70		1,883	1.92		0.07		0.07		2.61		–
18.71		1,459	1.65		0.02		0.02		2.67		–

17

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class R3	$1,000.00	$1,111.80	$1.99	$1,000.00	$1,022.91	$1.91	0.38%	181	365
Class R4	$1,000.00	$1,113.50	$0.42	$1,000.00	$1,024.40	$0.40	0.08	181	365
Class R5	$1,000.00	$1,113.80	$0.16	$1,000.00	$1,024.65	$0.15	0.03	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1015  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2020 Fund

The Hartford Target Retirement 2020 Fund

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 9/30/05 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2020 A#	12.00%	33.65%	2.65%
Target Retirement 2020 A##		26.30%	1.39%
Target Retirement 2020 R3#	11.87%	33.55%	2.49%
Target Retirement 2020 R4#	12.02%	33.86%	2.71%
Target Retirement 2020 R5#	12.05%	33.85%	2.84%
Target Retirement 2020 Y#	12.07%	33.88%	2.90%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	5.66%
S&P 500 Index	15.66%	38.82%	1.36%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 12.00%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was 10.13%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 69% equities and 31% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.2%
Powershares Emerging Markets Sovereign Debt Portfolio	0.1
SPDR DJ Wilshire International Real Estate	0.5
SPDR DJ Wilshire REIT	0.8
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	10.0
The Hartford Capital Appreciation II Fund, Class Y	1.4
The Hartford Disciplined Equity Fund, Class Y	1.4
The Hartford Dividend and Growth Fund, Class Y	4.5
The Hartford Equity Income Fund, Class Y	1.9
The Hartford Floating Rate Fund, Class Y	0.8
The Hartford Fundamental Growth Fund, Class Y	3.7
The Hartford Global Growth Fund, Class Y	1.0
The Hartford Global Research Fund, Class Y	4.0
The Hartford Growth Fund, Class Y	1.4
The Hartford Growth Opportunities Fund, Class Y	1.3
The Hartford High Yield Fund, Class Y	0.7
The Hartford Income Fund, Class Y	3.8
The Hartford Inflation Plus Fund, Class Y	8.5
The Hartford International Opportunities Fund, Class Y	3.1
The Hartford International Small Company Fund, Class Y	4.4
The Hartford MidCap Fund, Class Y	2.7
The Hartford MidCap Value Fund, Class Y	1.5
The Hartford Select SmallCap Value Fund, Class Y	4.0
The Hartford Short Duration Fund, Class Y	3.2
The Hartford Small Company Fund, Class Y	1.3
The Hartford Small/Mid Cap Equity Fund, Class Y	3.0
The Hartford Strategic Income Fund, Class Y	3.7
The Hartford Total Return Bond Fund, Class Y	10.7
The Hartford Value Fund, Class Y	11.0
The Hartford Value Opportunities Fund, Class Y	3.2
Other Assets and Liabilities	0.2
Total	100.0%

3

The Hartford Target Retirement 2020 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.2%
EQUITY FUNDS - 64.8%
192	The Hartford Capital Appreciation Fund, Class Y●		$6,603
71	The Hartford Capital Appreciation II Fund,
	Class Y●		920
75	The Hartford Disciplined Equity Fund, Class Y		905
162	The Hartford Dividend and Growth Fund,
	Class Y		2,947
101	The Hartford Equity Income Fund, Class Y		1,218
224	The Hartford Fundamental Growth Fund,
	Class Y		2,452
45	The Hartford Global Growth Fund, Class Y		666
292	The Hartford Global Research Fund, Class Y		2,622
54	The Hartford Growth Fund, Class Y		892
33	The Hartford Growth Opportunities Fund,
	Class Y		828
148	The Hartford International Opportunities Fund,
	Class Y		2,061
250	The Hartford International Small Company
	Fund, Class Y		2,888
82	The Hartford MidCap Fund, Class Y●		1,790
87	The Hartford MidCap Value Fund, Class Y		958
261	The Hartford Select SmallCap Value Fund,
	Class Y		2,613
47	The Hartford Small Company Fund, Class Y●		874
212	The Hartford Small/Mid Cap Equity Fund,
	Class Y●		1,986
664	The Hartford Value Fund, Class Y		7,241
167	The Hartford Value Opportunities Fund, Class Y		2,116
	Total equity funds
	(cost $39,266)		$42,580

FIXED INCOME FUNDS - 31.4%
62	The Hartford Floating Rate Fund, Class Y		$544
60	The Hartford High Yield Fund, Class Y		436
260	The Hartford Income Fund, Class Y		2,529
479	The Hartford Inflation Plus Fund, Class Y		5,571
213	The Hartford Short Duration Fund, Class Y		2,083
269	The Hartford Strategic Income Fund, Class Y		2,439
667	The Hartford Total Return Bond Fund, Class Y		7,055
	Total fixed income funds
	(cost $19,724)		$20,657

	Total investments in affiliated investment companies
	(cost $58,990)		$63,237

EXCHANGE TRADED FUNDS - 3.6%
59	Powershares DB Commodity Index Tracking
	Fund		$1,453
2	Powershares Emerging Markets Sovereign
	Debt Portfolio		55
9	SPDR DJ Wilshire International Real Estate		311
9	SPDR DJ Wilshire REIT		545
	Total exchange traded funds
	(cost $2,125)		$2,364
	Total long-term investments
	(cost $61,115)		$65,601

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
–	State Street Bank Money Market Fund		$–

	Total short-term investments
	(cost $–)		$–

	Total investments
	(cost $61,115) ▲	99.8%	$65,601
	Other assets and liabilities	0.2%	133
	Total net assets	100.0%	$65,734

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $61,484 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,946
Unrealized Depreciation	(829)
Net Unrealized Appreciation	$4,117

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$63,237	$63,237	$–	$–
Exchange Traded Funds	2,364	2,364	–	–
Short-Term Investments	–	–	–	–
Total	$65,601	$65,601	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,125)	$2,364
Investments in underlying affiliated funds, at market value (cost $58,990)	63,237
Receivables:
Investment securities sold	134
Fund shares sold	67
Dividends and interest	62
Other assets	50
Total assets	65,914
Liabilities:
Payables:
Investment securities purchased	34
Fund shares redeemed	134
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	8
Total liabilities	180
Net assets	$65,734
Summary of Net Assets:
Capital stock and paid-in-capital	$65,520
Accumulated undistributed net investment income	219
Accumulated net realized loss on investments	(4,491)
Unrealized appreciation of investments	4,486
Net assets	$65,734

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.81/$10.38
Shares outstanding	2,309
Net assets	$22,638
Class R3: Net asset value per share	$9.77
Shares outstanding	805
Net assets	$7,861
Class R4: Net asset value per share	$9.80
Shares outstanding	2,516
Net assets	$24,666
Class R5: Net asset value per share	$9.81
Shares outstanding	1,067
Net assets	$10,468
Class Y: Net asset value per share	$9.81
Shares outstanding	10
Net assets	$101

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$15
Dividends from underlying affiliated funds	546
Interest	—
Total investment income	561

Expenses:
Investment management fees	41
Administrative services fees	25
Transfer agent fees	8
Distribution fees
Class A	25
Class R3	11
Class R4	26
Custodian fees	—
Accounting services fees	3
Registration and filing fees	27
Board of Directors' fees	2
Audit fees	3
Other expenses	8
Total expenses (before waivers)	179
Expense waivers	(127)
Total waivers	(127)
Total expenses, net	52
Net Investment Income	509
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(581)
Net Realized Loss on Investments	(581)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	6,222
Net Changes in Unrealized Appreciation of Investments	6,222
Net Gain on Investments	5,641
Net Increase in Net Assets Resulting from Operations	$6,150

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$509	$865
Net realized loss on investments	(581)	(2,170)
Net unrealized appreciation of investments	6,222	8,574
Net Increase In Net Assets Resulting From Operations	6,150	7,269
Distributions to Shareholders:
From net investment income
Class A	(290)	(184)
Class B*	—	(8)
Class C*	—	(12)
Class R3	(51)	(1)
Class R4	(305)	(125)
Class R5	(151)	(92)
Class Y	—	—
Total distributions	(797)	(422)
Capital Share Transactions:
Class A	2,383	2,780 †
Class B*	—	(856)‡
Class C*	—	(1,134)§
Class R3	6,294	750
Class R4	5,151	6,644
Class R5	289	1,682
Class Y	90	—
Net increase from capital share transactions	14,207	9,866
Net Increase In Net Assets	19,560	16,713
Net Assets:
Beginning of period	46,174	29,461
End of period	$65,734	$46,174
Accumulated undistributed (distribution in excess of) net investment income (loss)	$219	$507

*	Classes B and C were merged into Class A on July 24, 2009.
†	Includes merger activity in the amount of $1,723.
‡	Includes merger activity in the amount of $(712).
§	Includes merger activity in the amount of $(1,011).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as

10

shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$422	$1,016
Long-Term Capital Gains *	—	91

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$507
Accumulated Capital Losses *	(3,541)
Unrealized Depreciation †	(2,105)
Total Accumulated Deficit	$(5,139)

* The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

† The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,515
2017	2,026
Total	$3,541

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in

12

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $53 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $8 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	10

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$19,493
Sales Proceeds Excluding U.S. Government Obligations	5,603

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	435	31	(215)	—	251	525	26	(483)	206	274
Amount	$4,115	$290	$(2,022)	$—	$2,383	$4,451	$184	$(3,578)	$1,723	$2,780
Class B
Shares	—	—	—	—	—	17	1	(12)	(86)	(80)
Amount	$—	$—	$—	$—	$—	$114	$8	$(266)	$(712)	$(856)
Class C
Shares	—	—	—	—	—	39	2	(30)	(122)	(111)
Amount	$—	$—	$—	$—	$—	$278	$12	$(413)	$(1,011)	$(1,134)
Class R3
Shares	758	5	(88)	—	675	308	—	(187)	—	121
Amount	$7,066	$51	$(823)	$—	$6,294	$2,361	$1	$(1,612)	$—	$750
Class R4
Shares	666	33	(151)	—	548	993	18	(140)	—	871
Amount	$6,257	$305	$(1,411)	$—	$5,151	$7,548	$124	$(1,028)	$—	$6,644
Class R5
Shares	204	16	(188)	—	32	365	13	(158)	—	220
Amount	$1,915	$151	$(1,777)	$—	$289	$2,758	$92	$(1,168)	$—	$1,682
Class Y
Shares	9	—	—	—	9	—	—	—	—	—
Amount	$90	$—	$—	$—	$90	$—	$—	$—	$—	$—

14

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	–	$–
For the Year Ended October 31, 2009	8	$52

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$8.89	$0.08	$–	$0.98	$1.06	$(0.14)	$–	$–	$(0.14)	$0.92	$9.81
R3	8.87	0.07	–	0.97	1.04	(0.14)	–	–	(0.14)	0.90	9.77
R4	8.89	0.09	–	0.97	1.06	(0.15)	–	–	(0.15)	0.91	9.80
R5	8.90	0.09	–	0.97	1.06	(0.15)	–	–	(0.15)	0.91	9.81
Y	8.90	0.07	–	1.00	1.07	(0.16)	–	–	(0.16)	0.91	9.81

For the Year Ended October 31, 2009
A(H)	7.56	0.19	–	1.25	1.44	(0.11)	–	–	(0.11)	1.33	8.89
R3	7.55	0.17	–	1.25	1.42	(0.10)	–	–	(0.10)	1.32	8.87
R4	7.55	0.19	–	1.26	1.45	(0.11)	–	–	(0.11)	1.34	8.89
R5	7.56	0.20	–	1.25	1.45	(0.11)	–	–	(0.11)	1.34	8.90
Y	7.56	0.21	–	1.24	1.45	(0.11)	–	–	(0.11)	1.34	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	–	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	(4.12)	7.56
R3	11.67	0.35	–	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	(4.12)	7.55
R4	11.67	0.37	–	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	(4.12)	7.55
R5	11.68	0.39	–	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	(4.12)	7.56
Y	11.68	0.29	–	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	(4.12)	7.56

For the Year Ended October 31, 2007
A	10.43	0.24	–	1.29	1.53	(0.24)	(0.04)	–	(0.28)	1.25	11.68
R3(I)	10.55	0.08	–	1.11	1.19	(0.07)	–	–	(0.07)	1.12	11.67
R4(I)	10.55	0.10	–	1.12	1.22	(0.10)	–	–	(0.10)	1.12	11.67
R5(I)	10.55	0.14	–	1.11	1.25	(0.12)	–	–	(0.12)	1.13	11.68
Y	10.43	0.30	–	1.25	1.55	(0.26)	(0.04)	–	(0.30)	1.25	11.68

For the Year Ended October 31, 2006 (E)
A	9.79	0.13	–	0.86	0.99	(0.35)	–	–	(0.35)	0.64	10.43
Y	9.79	0.27	–	0.75	1.02	(0.38)	–	–	(0.38)	0.64	10.43

From (commencement of operations) September 30, 2005, through October 31, 2005
A(J)	10.00	0.01	–	(0.22)	(0.21)	–	–	–	–	(0.21)	9.79
Y(J)	10.00	0.01	–	(0.22)	(0.21)	–	–	–	–	(0.21)	9.79
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on September 30, 2005.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.00	%(F)	$22,638	0.63	%(G)	0.27	%(G)	0.27	%(G)	1.80	%(G)	10%
11.87	(F)	7,861	1.03	(G)	0.42	(G)	0.42	(G)	1.46	(G)	–
12.02	(F)	24,666	0.71	(G)	0.12	(G)	0.12	(G)	1.91	(G)	–
12.05	(F)	10,468	0.41	(G)	0.07	(G)	0.07	(G)	2.03	(G)	–
12.07	(F)	101	0.30	(G)	0.07	(G)	0.07	(G)	1.67	(G)	–

19.38		18,297	0.75		0.25		0.25		2.52		20
19.19		1,151	1.19		0.40		0.40		1.57		–
19.53		17,503	0.81		0.10		0.10		2.48		–
19.59		9,213	0.51		0.05		0.05		2.63		–
19.63		10	0.42		0.05		0.05		2.69		–

(32.13)		13,495	0.77		0.48		0.48		2.30		51
(32.37)		70	1.21		0.91		0.91		1.00		–
(32.18)		8,281	0.83		0.55		0.55		1.12		–
(31.98)		6,165	0.53		0.23		0.23		0.96		–
(31.89)		9	0.46		0.17		0.17		2.74		–

14.95		17,710	1.25		0.51		0.51		1.64		16
11.32	(F)	11	1.72	(G)	0.91	(G)	0.91	(G)	0.86	(G)	–
11.64	(F)	1,129	1.35	(G)	0.61	(G)	0.61	(G)	1.23	(G)	–
11.91	(F)	11	1.12	(G)	0.31	(G)	0.31	(G)	1.46	(G)	–
15.20		12	0.94		0.21		0.21		2.71		–

10.37		2,125	9.85		0.53		0.53		1.35		19
10.70		11	9.41		0.22		0.22		2.73		–

(2.10	)(F)	144	0.66	(G)	0.51	(G)	0.51	(G)	2.77	(G)	28
(2.10	)(F)	10	0.29	(G)	0.20	(G)	0.20	(G)	1.91	(G)	–

17

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account October 31, 2009		Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,120.00	$1.42	$1,000.00	$1,023.46	$1.35	0.27%	181	365
Class R3	$1,000.00	$1,118.70	$2.21	$1,000.00	$1,022.71	$2.11	0.42	181	365
Class R4	$1,000.00	$1,120.20	$0.63	$1,000.00	$1,024.20	$0.60	0.12	181	365
Class R5	$1,000.00	$1,120.50	$0.37	$1,000.00	$1,024.45	$0.35	0.07	181	365
Class Y	$1,000.00	$1,120.70	$0.37	$1,000.00	$1,024.45	$0.35	0.07	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1020  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2025 Fund

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 4/30/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2025 R3	12.23%	33.53%	20.27%
Target Retirement 2025 R4	12.39%	34.06%	20.64%
Target Retirement 2025 R5	12.41%	34.06%	20.73%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	10.86%
S&P 500 Index	15.66%	38.82%	17.31%

†	Not annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 12.23%, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, was 12.02%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 74% equities and 26% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.6%
SPDR DJ Wilshire International Real Estate	0.7
SPDR DJ Wilshire REIT	0.7
The Hartford Capital Appreciation Fund, Class Y	9.4
The Hartford Capital Appreciation II Fund, Class Y	1.1
The Hartford Dividend and Growth Fund, Class Y	9.0
The Hartford Equity Income Fund, Class Y	2.2
The Hartford Fundamental Growth Fund, Class Y	7.2
The Hartford Global Growth Fund, Class Y	1.1
The Hartford Global Research Fund, Class Y	4.0
The Hartford Growth Fund, Class Y	1.5
The Hartford Growth Opportunities Fund, Class Y	0.9
The Hartford Inflation Plus Fund, Class Y	8.4
The Hartford International Opportunities Fund, Class Y	2.8
The Hartford International Small Company Fund, Class Y	4.3
The Hartford MidCap Fund, Class Y	2.7
The Hartford MidCap Value Fund, Class Y	3.0
The Hartford Select SmallCap Value Fund, Class Y	5.4
The Hartford Short Duration Fund, Class Y	5.4
The Hartford Small/Mid Cap Equity Fund, Class Y	2.9
The Hartford SmallCap Growth Fund, Class Y	0.9
The Hartford Total Return Bond Fund, Class Y	13.1
The Hartford Value Fund, Class Y	7.0
The Hartford Value Opportunities Fund, Class Y	3.4
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Target Retirement 2025 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.7%
EQUITY FUNDS - 68.8%
29	The Hartford Capital Appreciation Fund, Class Y●		$1,007
9	The Hartford Capital Appreciation II Fund, Class Y●		116
53	The Hartford Dividend and Growth Fund, Class Y		963
19	The Hartford Equity Income Fund, Class Y		236
70	The Hartford Fundamental Growth Fund, Class Y		764
8	The Hartford Global Growth Fund, Class Y		122
47	The Hartford Global Research Fund, Class Y		425
10	The Hartford Growth Fund, Class Y		156
4	The Hartford Growth Opportunities Fund, Class Y		99
22	The Hartford International Opportunities Fund, Class Y		300
40	The Hartford International Small Company Fund, Class Y		459
13	The Hartford MidCap Fund, Class Y●		288
29	The Hartford MidCap Value Fund, Class Y		324
57	The Hartford Select SmallCap Value Fund, Class Y		573
33	The Hartford Small/Mid Cap Equity Fund, Class Y●		311
3	The Hartford SmallCap Growth Fund, Class Y●		93
68	The Hartford Value Fund, Class Y		746
29	The Hartford Value Opportunities Fund, Class Y		366
	Total equity funds
	(cost $6,196)		$7,348

FIXED INCOME FUNDS - 26.9%
77	The Hartford Inflation Plus Fund, Class Y		$895
59	The Hartford Short Duration Fund, Class Y		577
132	The Hartford Total Return Bond Fund, Class Y		1,398
	Total fixed income funds
	(cost $2,758)		$2,870

	Total investments in affiliated investment companies
	(cost $8,954)		$10,218

EXCHANGE TRADED FUNDS - 4.0%
12	Powershares DB Commodity Index Tracking Fund		$284
2	SPDR DJ Wilshire International Real Estate		73
1	SPDR DJ Wilshire REIT		73
	Total exchange traded funds
	(cost $405)		$430

	Total long-term investments
	(cost $9,359)		$10,648

	Total investments
	(cost $9,359) ▲	99.7%	$10,648
	Other assets and liabilities	0.3%	33
	Total net assets	100.0%	$10,681

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $9,360 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,297
Unrealized Depreciation	(9)
Net Unrealized Appreciation	$1,288

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$10,218	$10,218	$–	$–
Exchange Traded Funds	430	430	–	–
Total	$10,648	$10,648	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $405)	$430
Investments in underlying affiliated funds, at market value (cost $8,954)	10,218
Receivables:
Investment securities sold	—
Fund shares sold	47
Dividends and interest	7
Other assets	30
Total assets	10,732
Liabilities:
Payables:
Investment securities purchased	47
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	3
Total liabilities	51
Net assets	$10,681
Summary of Net Assets:
Capital stock and paid-in-capital	$9,330
Accumulated undistributed net investment income	19
Accumulated net realized gain on investments	43
Unrealized appreciation of investments	1,289
Net assets	$10,681

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$12.91
Shares outstanding	388
Net assets	$5,011
Class R4: Net asset value per share	$12.94
Shares outstanding	311
Net assets	$4,019
Class R5: Net asset value per share	$12.95
Shares outstanding	128
Net assets	$1,651

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2
Dividends from underlying affiliated funds	55
Interest	—
Total investment income	57

Expenses:
Investment management fees	6
Administrative services fees	6
Transfer agent fees	—
Distribution fees
Class R3	8
Class R4	4
Custodian fees	—
Accounting services fees	—
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	2
Other expenses	3
Total expenses (before waivers)	47
Expense waivers	(38)
Total waivers	(38)
Total expenses, net	9
Net Investment Income	48
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	69
Net Realized Gain on Investments	69
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	730
Net Changes in Unrealized Appreciation of Investments	730
Net Gain on Investments	799
Net Increase in Net Assets Resulting from Operations	$847

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$48	$65
Net realized gain (loss) on investments	69	(26)
Net unrealized appreciation of investments	730	559
Net Increase In Net Assets Resulting From Operations	847	598
Distributions to Shareholders:
From net investment income
Class R3	(20)	(11)
Class R4	(24)	(12)
Class R5	(15)	(12)
Total distributions	(59)	(35)
Capital Share Transactions:
Class R3	2,653	861
Class R4	1,643	856
Class R5	110	207
Net increase from capital share transactions	4,406	1,924
Net Increase In Net Assets	5,194	2,487
Net Assets:
Beginning of period	5,487	3,000
End of period	$10,681	$5,487
Accumulated undistributed (distribution in excess of) net investment income (loss)	$19	$30

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as

10

shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$30
Accumulated Capital Losses *	(25)
Unrealized Appreciation †	558
Total Accumulated Earnings	$563

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$25
Total	$25

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	95
Class R4	95
Class R5	102

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,775
Sales Proceeds Excluding U.S. Government Obligations	384

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Period Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	223	2	(13)	—	212	77	1	(2)	—	76
Amount	$2,793	$20	$(160)	$—	$2,653	$867	$11	$(17)	$—	$861
Class R4
Shares	145	2	(13)	—	134	79	1	(3)	—	77
Amount	$1,791	$24	$(172)	$—	$1,643	$878	$12	$(34)	$—	$856
Class R5
Shares	9	1	(1)	—	9	18	1	—	—	19
Amount	$107	$16	$(13)	$—	$110	$195	$12	$—	$—	$207

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

14

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15

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
R3	$11.60	$0.07	$–	$1.34	$1.41	$(0.10)	$–	$–	$(0.10)	$1.31	$12.91
R4	11.63	0.09	–	1.34	1.43	(0.12)	–	–	(0.12)	1.31	12.94
R5	11.64	0.09	–	1.35	1.44	(0.13)	–	–	(0.13)	1.31	12.95

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.16	–	1.56	1.72	(0.12)	–	–	(0.12)	1.60	11.60
R4	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63
R5	10.00	0.20	–	1.56	1.76	(0.12)	–	–	(0.12)	1.64	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.23	%(E)	$5,011	1.47	%(F)	0.41	%(F)	0.41	%(F)	1.09	%(F)	5%
12.39	(E)	4,019	1.18	(F)	0.11	(F)	0.11	(F)	1.42	(F)	–
12.41	(E)	1,651	0.90	(F)	0.06	(F)	0.06	(F)	1.56	(F)	–

17.44		2,046	2.25		0.42		0.42		1.73		12
17.81		2,060	1.94		0.12		0.12		1.99		–
17.92		1,381	1.71		0.07		0.07		2.09		–

17

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.
Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class R3	$1,000.00	$1,122.30	$2.16	$1,000.00	$1,022.76	$2.06	0.41%	181	365
Class R4	$1,000.00	$1,123.90	$0.58	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class R5	$1,000.00	$1,124.10	$0.32	$1,000.00	$1,024.50	$0.30	0.06	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1025  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2030 Fund

The Hartford Target Retirement 2030 Fund

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 9/30/05 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2030 A#	12.94%	34.98%	2.04%
Target Retirement 2030 A##		27.56%	0.79%
Target Retirement 2030 R3#	12.89%	34.74%	1.89%
Target Retirement 2030 R4#	12.98%	35.26%	2.13%
Target Retirement 2030 R5#	13.13%	35.41%	2.22%
Target Retirement 2030 Y#	13.09%	35.30%	2.33%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	5.66%
S&P 500 Index	15.66%	38.82%	1.36%

†	Not annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 12.94%, before sales charges, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was 11.95%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 81% equities and 19% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.7%
SPDR DJ Wilshire International Real Estate	0.8
SPDR DJ Wilshire REIT	1.0
The Hartford Capital Appreciation Fund, Class Y	11.1
The Hartford Capital Appreciation II Fund, Class Y	1.7
The Hartford Disciplined Equity Fund, Class Y	3.5
The Hartford Dividend and Growth Fund, Class Y	5.1
The Hartford Equity Income Fund, Class Y	1.8
The Hartford Fundamental Growth Fund, Class Y	2.1
The Hartford Global Growth Fund, Class Y	1.5
The Hartford Global Research Fund, Class Y	2.8
The Hartford Growth Fund, Class Y	3.3
The Hartford Growth Opportunities Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	6.3
The Hartford International Opportunities Fund, Class Y	6.3
The Hartford International Small Company Fund, Class Y	3.6
The Hartford MidCap Fund, Class Y	1.7
The Hartford MidCap Value Fund, Class Y	3.3
The Hartford Select SmallCap Value Fund, Class Y	4.5
The Hartford Short Duration Fund, Class Y	0.3
The Hartford Small Company Fund, Class Y	1.7
The Hartford Small/Mid Cap Equity Fund, Class Y	2.6
The Hartford SmallCap Growth Fund, Class Y	0.9
The Hartford Total Return Bond Fund, Class Y	12.5
The Hartford Value Fund, Class Y	13.8
The Hartford Value Opportunities Fund, Class Y	3.2
Other Assets and Liabilities	0.2
Total	100.0%

3

The Hartford Target Retirement 2030 Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.3%
EQUITY FUNDS - 76.2%
206	The Hartford Capital Appreciation Fund, Class Y●		$7,066
84	The Hartford Capital Appreciation II Fund, Class Y●		1,089
184	The Hartford Disciplined Equity Fund, Class Y		2,222
178	The Hartford Dividend and Growth Fund, Class Y		3,242
93	The Hartford Equity Income Fund, Class Y		1,121
125	The Hartford Fundamental Growth Fund, Class Y		1,363
65	The Hartford Global Growth Fund, Class Y		953
195	The Hartford Global Research Fund, Class Y		1,749
127	The Hartford Growth Fund, Class Y		2,079
44	The Hartford Growth Opportunities Fund, Class Y		1,101
287	The Hartford International Opportunities Fund, Class Y		3,994
199	The Hartford International Small Company Fund, Class Y		2,295
51	The Hartford MidCap Fund, Class Y●		1,107
191	The Hartford MidCap Value Fund, Class Y		2,112
284	The Hartford Select SmallCap Value Fund, Class Y		2,844
58	The Hartford Small Company Fund, Class Y●		1,081
179	The Hartford Small/Mid Cap Equity Fund, Class Y●		1,678
21	The Hartford SmallCap Growth Fund, Class Y●		555
807	The Hartford Value Fund, Class Y		8,795
162	The Hartford Value Opportunities Fund, Class Y		2,048
	Total equity funds (cost $44,925)		$48,494

FIXED INCOME FUNDS - 19.1%
346	The Hartford Inflation Plus Fund, Class Y		$4,024
21	The Hartford Short Duration Fund, Class Y		209
755	The Hartford Total Return Bond Fund, Class Y		7,985
	Total fixed income funds (cost $11,694)		$12,218

	Total investments in affiliated investment companies (cost $56,619)		$60,712

EXCHANGE TRADED FUNDS - 4.5%
71	Powershares DB Commodity Index Tracking Fund		1,735
14	SPDR DJ Wilshire International Real Estate		$478
11	SPDR DJ Wilshire REIT		634
	Total exchange traded funds (cost $2,704)		$2,847

	Total long-term investments (cost $59,323)		$63,559

	Total investments (cost $59,323) ▲	99.8%	$63,559
	Other assets and liabilities	0.2%	116
	Total net assets	100.0%	$63,675

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $59,660 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,891
Unrealized Depreciation	(992)
Net Unrealized Appreciation	$3,899

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$60,712	$60,712	$–	$–
Exchange Traded Funds	2,847	2,847	–	–
Total	$63,559	$63,559	$–	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,704)	$2,847
Investments in underlying affiliated funds, at market value (cost $56,619)	60,712
Receivables:
Investment securities sold	2
Fund shares sold	99
Dividends and interest	30
Other assets	54
Total assets	63,744
Liabilities:
Payables:
Investment securities purchased	55
Fund shares redeemed	1
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	9
Total liabilities	69
Net assets	$63,675
Summary of Net Assets:
Capital stock and paid-in-capital	$61,656
Accumulated undistributed net investment income	109
Accumulated net realized loss on investments	(2,326)
Unrealized appreciation of investments	4,236
Net assets	$63,675

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.77/$9.28
Shares outstanding	2,291
Net assets	$20,085
Class R3: Net asset value per share	$8.69
Shares outstanding	910
Net assets	$7,908
Class R4: Net asset value per share	$8.75
Shares outstanding	3,204
Net assets	$28,046
Class R5: Net asset value per share	$8.77
Shares outstanding	867
Net assets	$7,603
Class Y: Net asset value per share	$8.79
Shares outstanding	4
Net assets	$33

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Operations For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$18
Dividends from underlying affiliated funds	384
Interest	—
Total investment income	402

Expenses:
Investment management fees	41
Administrative services fees	27
Transfer agent fees	13
Distribution fees
Class A	23
Class R3	13
Class R4	30
Custodian fees	—
Accounting services fees	3
Registration and filing fees	27
Board of Directors' fees	2
Audit fees	3
Other expenses	7
Total expenses (before waivers)	189
Expense waivers	(145)
Total waivers	(145)
Total expenses, net	44
Net Investment Income	358
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(360)
Net Realized Loss on Investments	(360)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	6,457
Net Changes in Unrealized Appreciation of Investments	6,457
Net Gain on Investments	6,097
Net Increase in Net Assets Resulting from Operations	$6,455

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$358	$599
Net realized loss on investments	(360)	(1,425)
Net unrealized appreciation of investments	6,457	7,568
Net Increase In Net Assets Resulting From Operations	6,455	6,742
Distributions to Shareholders:
From net investment income
Class A	(171)	(211)
Class B*	—	(9)
Class C*	—	(11)
Class R3	(35)	(22)
Class R4	(255)	(156)
Class R5	(75)	(60)
Class Y	—	(1)
Total distributions	(536)	(470)
Capital Share Transactions:
Class A	966	2,759 †
Class B*	—	(844)‡
Class C*	—	(1,085) §
Class R3	4,171	1,660
Class R4	5,490	9,657
Class R5	779	2,680
Class Y	—	1
Net increase from capital share transactions	11,406	14,828
Net Increase In Net Assets	17,325	21,100
Net Assets:
Beginning of period	46,350	25,250
End of period	$63,675	$46,350
Accumulated undistributed (distribution in excess of) net investment income (loss)	$109	$287

* Classes B and C were merged into Class A on July 24, 2009.
† Includes merger activity in the amount of $1,556.
‡ Includes merger activity in the amount of $(740).
§ Includes merger activity in the amount of $(816).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as

10

shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$470	$684
Long-Term Capital Gains *	—	77

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$287
Accumulated Capital Losses *	(1,629)
Unrealized Depreciation †	(2,558)
Total Accumulated Deficit	$(3,900)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$378
2017	1,251
Total	$1,629

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in

12

accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $51 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $8. These commissions are in turn paid to sales representatives of the broker/dealers.

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $12 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	4

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$16,001
Sales Proceeds Excluding U.S. Government Obligations	4,804

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	354	20	(264)	—	110	653	34	(583)	211	315
Amount	$2,998	$169	$(2,201)	$—	$966	$4,830	$211	$(3,838)	$1,556	$2,759
Class B
Shares	—	—	—	—	—	22	1	(12)	(100)	(89)
Amount	$—	$—	$—	$—	$—	$139	$9	$(252)	$(740)	$(844)
Class C
Shares	—	—	—	—	—	53	2	(56)	(111)	(112)
Amount	$—	$—	$—	$—	$—	$335	$11	$(615)	$(816)	$(1,085)
Class R3
Shares	551	4	(58)	—	497	363	3	(111)	—	255
Amount	$4,618	$35	$(482)	$—	$4,171	$2,449	$22	$(811)	$—	$1,660
Class R4
Shares	791	31	(165)	—	657	1,457	25	(53)	—	1,429
Amount	$6,623	$255	$(1,388)	$—	$5,490	$9,861	$156	$(360)	$—	$9,657
Class R5
Shares	214	9	(132)	—	91	452	10	(58)	—	404
Amount	$1,797	$75	$(1,093)	$—	$779	$3,036	$60	$(416)	$—	$2,680
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$1	$—	$—	$1

14

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	–	$–
For the Year Ended October 31, 2009	2	$12

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

15

The Hartford Target Retirement 2030 Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
A	$7.84	$0.05	$–	$0.96	$1.01	$(0.08)	$–	$–	$(0.08)	$0.93	$8.77
R3	7.77	0.04	–	0.96	1.00	(0.08)	–	–	(0.08)	0.92	8.69
R4	7.83	0.06	–	0.95	1.01	(0.09)	–	–	(0.09)	0.92	8.75
R5	7.84	0.06	–	0.96	1.02	(0.09)	–	–	(0.09)	0.93	8.77
Y	7.86	0.06	–	0.96	1.02	(0.09)	–	–	(0.09)	0.93	8.79

For the Year Ended October 31, 2009 (E)
A(H)	6.80	0.12	–	1.04	1.16	(0.12)	–	–	(0.12)	1.04	7.84
R3	6.77	0.10	–	1.04	1.14	(0.14)	–	–	(0.14)	1.00	7.77
R4	6.78	0.12	–	1.05	1.17	(0.12)	–	–	(0.12)	1.05	7.83
R5	6.80	0.13	–	1.04	1.17	(0.13)	–	–	(0.13)	1.04	7.84
Y	6.82	0.14	–	1.04	1.18	(0.14)	–	–	(0.14)	1.04	7.86

For the Year Ended October 31, 2008 (E)
A	10.92	0.13	–	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	(4.12)	6.80
R3	10.88	(0.01)	–	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	(4.11)	6.77
R4	10.91	0.02	–	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.78
R5	10.93	0.03	–	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.80
Y	10.95	0.18	–	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	(4.13)	6.82

For the Year Ended October 31, 2007
A	9.36	0.15	–	1.55	1.70	(0.13)	(0.01)	–	(0.14)	1.56	10.92
R3(I)	9.53	(0.01)	–	1.36	1.35	–	–	–	–	1.35	10.88
R4(I)	9.53	–	–	1.38	1.38	–	–	–	–	1.38	10.91
R5(I)	9.53	0.05	–	1.35	1.40	–	–	–	–	1.40	10.93
Y	9 .36	0.19	–	1.54	1.73	(0.13)	(0.01)	–	(0.14)	1.59	10.95

For the Year Ended October 31, 2006 (E)
A	9 .75	0.03	–	0.87	0.90	(0.49)	–	(0.80)	(1.29)	(0.39)	9.36
Y	9 .75	0.10	–	0.84	0.94	(0.53)	–	(0.80)	(1.33)	(0.39)	9.36

From (commencement of operations) September 30, 2005, through October 31, 2005
A(J)	10.00	0.01	–	(0.26)	(0.25)	–	–	–	–	(0.25)	9.75
Y(J)	10.00	0.01	–	(0.26)	(0.25)	–	–	–	–	(0.25)	9.75
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on September 30, 2005.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return (B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.94	% (F)	$20,085	0.69	%(G)	0.24	%(G)	0.24	%(G)	1.26	%(G)	9%
12.89	(F)	7,908	1.03	(G)	0.39	(G)	0.39	(G)	0.91	(G)	–
12.98	(F)	28,046	0.71	(G)	0.09	(G)	0.09	(G)	1.40	(G)	–
13.13	(F)	7,603	0.41	(G)	0.04	(G)	0.04	(G)	1.48	(G)	–
13.09	(F)	33	0.31	(G)	0.04	(G)	0.04	(G)	1.48	(G)	–

17.45		17,090	0.81		0.24		0.24		1.80		16
17.37		3,209	1.15		0.39		0.39		1.42		–
17.66		19,940	0.82		0.09		0.09		1.79		–
17.68		6,082	0.52		0.04		0.04		1.90		–
17.83		29	0.43		0.04		0.04		2.08		–

(34.83)		12,679	0.86		0.51		0.51		1.43		35
(35.18)		1,070	1.25		0.86		0.86		(0.10)		–
(34.87)		7,578	0.89		0.54		0.54		0.17		–
(34.82)		2,530	0.58		0.22		0.22		0.33		–
(34.69)		25	0.54		0.19		0.19		1.89		–

18.34		15,260	1.45		0.54		0.54		0.75		23
14.17	(F)	11	1.90	(G)	0.94	(G)	0.94	(G)	(0.06	) (G)	–
14.48	(F)	640	1.54	(G)	0.64	(G)	0.64	(G)	0.29	(G)	–
14.69	(F)	11	1.30	(G)	0.34	(G)	0.34	(G)	0.54	(G)	–
18.60		38	1.12		0.24		0.24		1.90		–

10.00		1,857	14.20		0.53		0.53		0.37		19
10.40		32	13.67		0.21		0.21		1.10		–

(2.50	)(F)	10	0.69	(G)	0.48	(G)	0.48	(G)	0.76	(G)	14
(2.50	)(F)	10	0.34	(G)	0.19	(G)	0.19	(G)	1.05	(G)	–

17

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,129.40	$1.27	$1,000.00	$1,023.60	$1.20	0.24%	181	365
Class R3	$1,000.00	$1,128.90	$2.06	$1,000.00	$1,022.86	$1.96	0.39	181	365
Class R4	$1,000.00	$1,129.80	$0.48	$1,000.00	$1,024.35	$0.45	0.09	181	365
Class R5	$1,000.00	$1,131.30	$0.21	$1,000.00	$1,024.60	$0.20	0.04	181	365
Class Y	$1,000.00	$1,130.90	$0.21	$1,000.00	$1,024.60	$0.20	0.04	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1030  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2035 Fund

The Hartford Target Retirement 2035 Fund

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 4/30/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2035 R3	13.87%	37.38%	21.64%
Target Retirement 2035 R4	13.97%	37.71%	21.97%
Target Retirement 2035 R5	14.10%	37.86%	22.06%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	10.86%
S&P 500 Index	15.66%	38.82%	17.31%

†	Not annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 13.87%, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, was 13.18%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 86% equities and 14% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	3.3%
SPDR DJ Wilshire International Real Estate	1.0
SPDR DJ Wilshire REIT	1.0
The Hartford Capital Appreciation Fund, Class Y	9.1
The Hartford Capital Appreciation II Fund, Class Y	1.6
The Hartford Disciplined Equity Fund, Class Y	1.2
The Hartford Dividend and Growth Fund, Class Y	4.1
The Hartford Equity Income Fund, Class Y	1.5
The Hartford Fundamental Growth Fund, Class Y	3.5
The Hartford Global Growth Fund, Class Y	1.2
The Hartford Global Research Fund, Class Y	5.8
The Hartford Growth Fund, Class Y	4.6
The Hartford Growth Opportunities Fund, Class Y	1.1
The Hartford Inflation Plus Fund, Class Y	5.2
The Hartford International Opportunities Fund, Class Y	5.5
The Hartford International Small Company Fund, Class Y	4.9
The Hartford MidCap Fund, Class Y	1.1
The Hartford MidCap Value Fund, Class Y	4.0
The Hartford Select SmallCap Value Fund, Class Y	4.5
The Hartford Short Duration Fund, Class Y	1.0
The Hartford Small Company Fund, Class Y	0.6
The Hartford Small/Mid Cap Equity Fund, Class Y	3.4
The Hartford SmallCap Growth Fund, Class Y	1.5
The Hartford Total Return Bond Fund, Class Y	8.1
The Hartford Value Fund, Class Y	13.4
The Hartford Value Opportunities Fund, Class Y	7.5
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Target Retirement 2035 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.4%
EQUITY FUNDS - 80.1%
21	The Hartford Capital Appreciation Fund, Class Y●		$735
10	The Hartford Capital Appreciation II Fund, Class Y●		132
8	The Hartford Disciplined Equity Fund, Class Y		100
18	The Hartford Dividend and Growth Fund, Class Y		332
10	The Hartford Equity Income Fund, Class Y		118
26	The Hartford Fundamental Growth Fund, Class Y		282
6	The Hartford Global Growth Fund, Class Y		94
52	The Hartford Global Research Fund, Class Y		469
23	The Hartford Growth Fund, Class Y		376
4	The Hartford Growth Opportunities Fund, Class Y		91
32	The Hartford International Opportunities Fund, Class Y		446
34	The Hartford International Small Company Fund, Class Y		395
4	The Hartford MidCap Fund, Class Y●		90
29	The Hartford MidCap Value Fund, Class Y		326
36	The Hartford Select SmallCap Value Fund, Class Y		365
3	The Hartford Small Company Fund, Class Y●		48
30	The Hartford Small/Mid Cap Equity Fund, Class Y●		280
5	The Hartford SmallCap Growth Fund, Class Y●		124
100	The Hartford Value Fund, Class Y		1,087
48	The Hartford Value Opportunities Fund, Class Y		605
	Total equity funds (cost $5,372)		$6,495

FIXED INCOME FUNDS - 14.3%
36	The Hartford Inflation Plus Fund, Class Y		$422
8	The Hartford Short Duration Fund, Class Y		80
62	The Hartford Total Return Bond Fund, Class Y		657
	Total fixed income funds (cost $1,112)		$1,159

	Total investments in affiliated investment companies (cost $6,484)		$7,654

EXCHANGE TRADED FUNDS - 5.3%
11	Powershares DB Commodity Index Tracking Fund		$267
2	SPDR DJ Wilshire International Real Estate		80
1	SPDR DJ Wilshire REIT		80
	Total exchange traded funds (cost $396)		$427

	Total long-term investments (cost $6,880)		$8,081

	Total investments (cost $6,880) ▲	99.7%	$8,081
	Other assets and liabilities	0.3%	28
	Total net assets	100.0%	$8,109

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $6,881 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,206
Unrealized Depreciation	(6)
Net Unrealized Appreciation	$1,200

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$7,654	$7,654	$–	$–
Exchange Traded Funds	427	427	–	–
Total	$8,081	$8,081	$–	$–

♦  For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $396)	$427
Investments in underlying affiliated funds, at market value (cost $6,484)	7,654
Receivables:
Investment securities sold	—
Fund shares sold	32
Dividends and interest	3
Other assets	28
Total assets	8,144
Liabilities:
Payables:
Investment securities purchased	32
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	—
Accrued expenses	3
Total liabilities	35
Net assets	$8,109
Summary of Net Assets:
Capital stock and paid-in-capital	$6,832
Accumulated undistributed net investment income	9
Accumulated net realized gain on investments	67
Unrealized appreciation of investments	1,201
Net assets	$8,109

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.15
Shares outstanding	247
Net assets	$3,249
Class R4: Net asset value per share	$13.17
Shares outstanding	263
Net assets	$3,465
Class R5: Net asset value per share	$13.18
Shares outstanding	106
Net assets	$1,395

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	35
Interest	—
Total investment income	38

Expenses:
Investment management fees	5
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	6
Class R4	3
Custodian fees	—
Accounting services fees	—
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	3
Other expenses	2
Total expenses (before waivers)	42
Expense waivers	(37)
Total waivers	(37)
Total expenses, net	5
Net Investment Income	33
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	104
Net Realized Gain on Investments	104
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	649
Net Changes in Unrealized Appreciation of Investments	649
Net Gain on Investments	753
Net Increase in Net Assets Resulting from Operations	$786

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the Year
	April 30, 2010	Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$33	$54
Net realized gain (loss) on investments	104	(37)
Net unrealized appreciation of investments	649	552
Net Increase In Net Assets Resulting From Operations	786	569
Distributions to Shareholders:
From net investment income
Class R3	(13)	(11)
Class R4	(18)	(12)
Class R5	(12)	(12)
Total distributions	(43)	(35)
Capital Share Transactions:
Class R3	1,465	338
Class R4	1,380	583
Class R5	38	28
Net increase from capital share transactions	2,883	949
Net Increase In Net Assets	3,626	1,483
Net Assets:
Beginning of period	4,483	3,000
End of period	$8,109	$4,483
Accumulated undistributed (distribution in excess of) net investment income (loss)	$9	$19

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

10

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009 *
Ordinary Income	$35

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$19
Accumulated Capital Losses *	(36)
Unrealized Appreciation †	551
Total Accumulated Earnings	$534

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$36
Total	$36

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	102
Class R4	95
Class R5	102

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,529
Sales Proceeds Excluding U.S. Government Obligations	657

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Period Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	129	1	(13)	—	117	31	1	(2)	—	30
Amount	$1,618	$13	$(166)	$—	$1,465	$353	$11	$(26)	$—	$338
Class R4
Shares	144	2	(35)	—	111	55	1	(4)	—	52
Amount	$1,811	$18	$(449)	$—	$1,380	$621	$12	$(50)	$—	$583
Class R5
Shares	3	1	(1)	—	3	2	1	—	—	3
Amount	$35	$11	$(8)	$—	$38	$16	$12	$—	$—	$28

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

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15

The Hartford Target Retirement 2035 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited) (E)
R3	$11.63	$0.05	$–	$1.56	$1.61	$(0.09)	$–	$–	$(0.09)	$1.52	$13.15
R4	11.66	0.07	–	1.55	1.62	(0.11)	–	–	(0.11)	1.51	13.17
R5	11.66	0.08	–	1.56	1.64	(0.12)	–	–	(0.12)	1.52	13.18

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.15	–	1.59	1.74	(0.11)	–	–	(0.11)	1.63	11.63
R4	10.00	0.17	–	1.61	1.78	(0.12)	–	–	(0.12)	1.66	11.66
R5	10.00	0.18	–	1.60	1.78	(0.12)	–	–	(0.12)	1.66	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.87	%(F)	$3,249	1.59	%(G)	0.36	%(G)	0.36	%(G)	0.81	%(G)	11%
13.97	(F)	3,465	1.30	(G)	0.06	(G)	0.06	(G)	1.12	(G)	–
14.10	(F)	1,395	1.02	(G)	0.01	(G)	0.01	(G)	1.33	(G)	–

17.72		1,508	2.35		0.37		0.37		1.50		15
18.09		1,777	2.03		0.07		0.07		1.75		–
18.10		1,198	1.77		0.02		0.02		1.84		–

17

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class R3	$1,000.00	$1,138.70	$1.91	$1,000.00	$1,023.01	$1.81	0.36%	181	365
Class R4	$1,000.00	$1,139.70	$0.32	$1,000.00	$1,024.50	$0.30	0.06	181	365
Class R5	$1,000.00	$1,141.00	$0.05	$1,000.00	$1,024.74	$0.05	0.01	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1035  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 4/30/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index,  Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Average Annual Total Returns(2) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2040 R3	14.11%	37.90%	21.54%
Target Retirement 2040 R4	14.23%	38.40%	21.88%
Target Retirement 2040 R5	14.24%	38.40%	21.96%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	10.86%
S&P 500 Index	15.66%	38.82%	17.31%

†	Not annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 14.11%, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, was 12.87%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

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Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 90% equities and 10% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	3.4%
SPDR DJ Wilshire International Real Estate	1.1
SPDR DJ Wilshire REIT	1.0
The Hartford Capital Appreciation Fund, Class Y	11.3
The Hartford Capital Appreciation II Fund, Class Y	1.2
The Hartford Disciplined Equity Fund, Class Y	0.3
The Hartford Dividend and Growth Fund, Class Y	5.6
The Hartford Equity Income Fund, Class Y	3.3
The Hartford Fundamental Growth Fund, Class Y	5.2
The Hartford Global Growth Fund, Class Y	0.1
The Hartford Global Research Fund, Class Y	4.5
The Hartford Growth Fund, Class Y	3.3
The Hartford Growth Opportunities Fund, Class Y	1.1
The Hartford Inflation Plus Fund, Class Y	4.3
The Hartford International Opportunities Fund, Class Y	5.0
The Hartford International Small Company Fund, Class Y	5.6
The Hartford MidCap Fund, Class Y	2.1
The Hartford MidCap Value Fund, Class Y	5.0
The Hartford Select SmallCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.2
The Hartford Small/Mid Cap Equity Fund, Class Y	7.2
The Hartford Total Return Bond Fund, Class Y	5.7
The Hartford Value Fund, Class Y	9.6
The Hartford Value Opportunities Fund, Class Y	6.8
Other Assets and Liabilities	0.3
Total	100.0%

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The Hartford Target Retirement 2040 Fund
Schedule of Investments April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.2%
EQUITY FUNDS - 84.2%
26	The Hartford Capital Appreciation Fund,
	Class Y●		$896
7	The Hartford Capital Appreciation II Fund,
	Class Y●		94
2	The Hartford Disciplined Equity Fund, Class Y		28
24	The Hartford Dividend and Growth Fund,
	Class Y		442
21	The Hartford Equity Income Fund, Class Y		260
38	The Hartford Fundamental Growth Fund,
	Class Y		412
–	The Hartford Global Growth Fund, Class Y		7
40	The Hartford Global Research Fund, Class Y		357
16	The Hartford Growth Fund, Class Y		264
3	The Hartford Growth Opportunities Fund,
	Class Y		88
29	The Hartford International Opportunities Fund,
	Class Y		398
39	The Hartford International Small Company
	Fund, Class Y		446
8	The Hartford MidCap Fund, Class Y●		168
36	The Hartford MidCap Value Fund, Class Y		398
30	The Hartford Select SmallCap Value Fund,
	Class Y		304
14	The Hartford Small Company Fund, Class Y●		258
61	The Hartford Small/Mid Cap Equity Fund,
	Class Y●		570
70	The Hartford Value Fund, Class Y		766
43	The Hartford Value Opportunities Fund,
	Class Y		538
	Total equity funds
	(cost $5,630)		$6,694

FIXED INCOME FUNDS - 10.0%
29	The Hartford Inflation Plus Fund, Class Y		$342
43	The Hartford Total Return Bond Fund, Class Y		457
	Total fixed income funds
	(cost $766)		$799

	Total investments in affiliated investment companies
	(cost $6,396)		$7,493

EXCHANGE TRADED FUNDS - 5.5%
11	Powershares DB Commodity Index Tracking Fund		$272
2	SPDR DJ Wilshire International Real Estate		84
1	SPDR DJ Wilshire REIT		80
	Total exchange traded funds
	(cost $405)		$436

	Total long-term investments
	(cost $6,801)		$7,929

	Total investments
	(cost $6,801) ▲	99.7%	$7,929
	Other assets and liabilities	0.3%	21
	Total net assets	100.0%	$7,950
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $6,802 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,132
Unrealized Depreciation	(5)
Net Unrealized Appreciation	$1,127

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$7,493	$7,493	$–	$–
Exchange Traded Funds	436	436	–	–
Total	$7,929	$7,929	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $405)	$436
Investments in underlying affiliated funds, at market value (cost $6,396)	7,493
Receivables:
Investment securities sold	6
Fund shares sold	10
Dividends and interest	2
Other assets	28
Total assets	7,975
Liabilities:
Payables:
Investment securities purchased	10
Fund shares redeemed	6
Investment management fees	—
Administrative fees	—
Distribution fees	—
Accrued expenses	9
Total liabilities	25
Net assets	$7,950
Summary of Net Assets:
Capital stock and paid-in-capital	$6,740
Accumulated undistributed net investment income	6
Accumulated net realized gain on investments	76
Unrealized appreciation of investments	1,128
Net assets	$7,950

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.14
Shares outstanding	222
Net assets	$2,914
Class R4: Net asset value per share	$13.16
Shares outstanding	244
Net assets	$3,218
Class R5: Net asset value per share	$13.17
Shares outstanding	138
Net assets	$1,818

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2040 Fund
Statement of Operations For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2
Dividends from underlying affiliated funds	32
Interest	—
Total investment income	34
Expenses:
Investment management fees	5
Administrative services fees	5
Transfer agent fees	—
Distribution fees
Class R3	5
Class R4	3
Custodian fees	—
Accounting services fees	—
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	3
Other expenses	2
Total expenses (before waivers)	41
Expense waivers	(37)
Total waivers	(37)
Total expenses, net	4
Net Investment Income	30
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	110
Net realized gain on investments in securities	—
Net Realized Gain on Investments	110
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	606
Net Changes in Unrealized Appreciation of Investments	606
Net Gain on Investments	716
Net Increase in Net Assets Resulting from Operations	$746

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the Year
	April 30, 2010	Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$30	$53
Net realized gain (loss) on investments	110	(34)
Net unrealized appreciation of investments	606	522
Net Increase In Net Assets Resulting From Operations	746	541
Distributions to Shareholders:
From net investment income
Class R3	(11)	(11)
Class R4	(19)	(12)
Class R5	(12)	(12)
Total distributions	(42)	(35)
Capital Share Transactions:
Class R3	1,374	134
Class R4	1,302	457
Class R5	319	154
Net increase from capital share transactions	2,995	745
Net Increase In Net Assets	3,699	1,251
Net Assets:
Beginning of period	4,251	3,000
End of period	$7,950	$4,251
Accumulated undistributed (distribution in excess of) net investment income (loss)	$6	$18

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as

10

shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$35

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18
Accumulated Capital Losses *	(33)
Unrealized Appreciation †	521
Total Accumulated Earnings	$506

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$33
Total	$33

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	102
Class R4	95
Class R5	102

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,479
Sales Proceeds Excluding U.S. Government Obligations	489

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Period Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	114	1	(5)	—	110	11	1	—	—	12
Amount	$1,429	$11	$(66)	$—	$1,374	$123	$11	$—	$—	$134
Class R4
Shares	133	1	(30)	—	104	48	1	(9)	—	40
Amount	$1,671	$19	$(388)	$—	$1,302	$550	$11	$(104)	$—	$457
Class R5
Shares	24	1	(1)	—	24	13	1	—	—	14
Amount	$319	$12	$(12)	$—	$319	$145	$12	$(3)	$—	$154

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

14

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15

The Hartford Target Retirement 2040 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
R3	$11.59	$0.04	$–	$1.59	$1.63	$(0.08)	$–	$–	$(0.08)	$1.55	$13.14
R4	11.62	0.07	–	1.58	1.65	(0.11)	–	–	(0.11)	1.54	13.16
R5	11.63	0.07	–	1.58	1.65	(0.11)	–	–	(0.11)	1.54	13.17

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.15	–	1.55	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.17	–	1.57	1.74	(0.12)	–	–	(0.12)	1.62	11.62
R5	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.11	%(E)	$2,914	1.63	%(F)	0.36	%(F)	0.36	%(F)	0.72	%(F)	8%
14.23	(E)	3,218	1.33	(F)	0.06	(F)	0.06	(F)	1.10	(F)	–
14.24	(E)	1,818	1.05	(F)	0.01	(F)	0.01	(F)	1.22	(F)	–

17.34		1,301	2.41		0.35		0.35		1.48		15
17.70		1,629	2.10		0.05		0.05		1.79		–
17.81		1,321	1.81		–		–		1.83		–

17

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class R3	$1,000.00	$1,141.10	$1.91	$1,000.00	$1,023.01	$1.81	0.36%	181	365
Class R4	$1,000.00	$1,142.30	$0.32	$1,000.00	$1,024.50	$0.30	0.06	181	365
Class R5	$1,000.00	$1,142.40	$0.05	$1,000.00	$1,024.74	$0.05	0.01	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1040  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2045 Fund

The Hartford Target Retirement 2045 Fund

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 4/30/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

Average Annual Total Returns(2) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2045 R3	14.27%	38.54%	21.63%
Target Retirement 2045 R4	14.49%	39.02%	22.03%
Target Retirement 2045 R5	14.53%	39.07%	22.07%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	10.86%
S&P 500 Index	15.66%	38.82%	17.31%

†	Not annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 14.27%, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, was 13.49%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the

2

Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 94% equities and 6% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over. Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.9%
SPDR DJ Wilshire International Real Estate	1.6
SPDR DJ Wilshire REIT	1.3
The Hartford Capital Appreciation Fund, Class Y	15.4
The Hartford Capital Appreciation II Fund, Class Y	1.7
The Hartford Disciplined Equity Fund, Class Y	0.1
The Hartford Dividend and Growth Fund, Class Y	0.7
The Hartford Equity Income Fund, Class Y	0.5
The Hartford Fundamental Growth Fund, Class Y	5.5
The Hartford Global Growth Fund, Class Y	1.7
The Hartford Global Research Fund, Class Y	2.4
The Hartford Growth Fund, Class Y	6.0
The Hartford Growth Opportunities Fund, Class Y	1.6
The Hartford Inflation Plus Fund, Class Y	3.0
The Hartford International Opportunities Fund, Class Y	5.4
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Fund, Class Y	0.1
The Hartford MidCap Value Fund, Class Y	5.2
The Hartford Select SmallCap Value Fund, Class Y	4.5
The Hartford Small Company Fund, Class Y	5.9
The Hartford Small/Mid Cap Equity Fund, Class Y	2.3
The Hartford Total Return Bond Fund, Class Y	3.0
The Hartford Value Fund, Class Y	17.8
The Hartford Value Opportunities Fund, Class Y	4.2
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Target Retirement 2045 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.8%
EQUITY FUNDS - 87.8%
25	The Hartford Capital Appreciation Fund, Class Y●		$868
7	The Hartford Capital Appreciation II Fund, Class Y●		96
–	The Hartford Disciplined Equity Fund, Class Y		5
2	The Hartford Dividend and Growth Fund, Class Y		42
2	The Hartford Equity Income Fund, Class Y		30
29	The Hartford Fundamental Growth Fund, Class Y		312
7	The Hartford Global Growth Fund, Class Y		98
15	The Hartford Global Research Fund, Class Y		134
21	The Hartford Growth Fund, Class Y		339
4	The Hartford Growth Opportunities Fund, Class Y		90
22	The Hartford International Opportunities Fund, Class Y		303
33	The Hartford International Small Company Fund, Class Y		385
–	The Hartford MidCap Fund, Class Y●		8
27	The Hartford MidCap Value Fund, Class Y		295
25	The Hartford Select SmallCap Value Fund, Class Y		253
18	The Hartford Small Company Fund, Class Y●		335
14	The Hartford Small/Mid Cap Equity Fund, Class Y●		128
93	The Hartford Value Fund, Class Y		1,009
19	The Hartford Value Opportunities Fund, Class Y		237
	Total equity funds
	(cost $3,955)		$4,967

FIXED INCOME FUNDS - 6.0%
14	The Hartford Inflation Plus Fund, Class Y		$168
16	The Hartford Total Return Bond Fund, Class Y		168
	Total fixed income funds
	(cost $315)		$336

	Total investments in affiliated investment companies
	(cost $4,270)		$5,303

EXCHANGE TRADED FUNDS - 5.8%
7	Powershares DB Commodity Index Tracking Fund		$165
3	SPDR DJ Wilshire International Real Estate		93
1	SPDR DJ Wilshire REIT		71
	Total exchange traded funds
	(cost $299)		$329

	Total long-term investments
	(cost $4,569)		$5,632

	Total investments
	(cost $4,569) ▲	99.6%	$5,632
	Other assets and liabilities	0.4%	25
	Total net assets	100.0%	$5,657

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $4,569 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,066
Unrealized Depreciation	(3)
Net Unrealized Appreciation	$1,063

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted))

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$5,303	$5,303	$–	$–
Exchange Traded Funds	329	329	–	–
Total	$5,632	$5,632	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $299)	$329
Investments in underlying affiliated funds, at market value (cost $4,270)	5,303
Receivables:
Investment securities sold	—
Fund shares sold	84
Dividends and interest	—
Other assets	28
Total assets	5,744
Liabilities:
Payables:
Investment securities purchased	84
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	—
Accrued expenses	3
Total liabilities	87
Net assets	$5,657
Summary of Net Assets:
Capital stock and paid-in-capital	$4,559
Accumulated undistributed net investment income	—
Accumulated net realized gain on investments	35
Unrealized appreciation of investments	1,063
Net assets	$5,657

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.18
Shares outstanding	168
Net assets	$2,212
Class R4: Net asset value per share	$13.21
Shares outstanding	156
Net assets	$2,066
Class R5: Net asset value per share	$13.21
Shares outstanding	104
Net assets	$1,379

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	20
Interest	—
Total investment income	23

Expenses:
Investment management fees	4
Administrative services fees	4
Transfer agent fees	—
Distribution fees
Class R3	4
Class R4	2
Custodian fees	—
Accounting services fees	—
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	2
Other expenses	2
Total expenses (before waivers)	36
Expense waivers	(32)
Total waivers	(32)
Total expenses, net	4
Net Investment Income	19
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	38
Net Realized Gain on Investments	38
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	563
Net Changes in Unrealized Appreciation of Investments	563
Net Gain on Investments	601
Net Increase in Net Assets Resulting from Operations	$620
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the Year
	April 30, 2010	Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$19	$43
Net realized gain (loss) on investments	38	(3)
Net unrealized appreciation of investments	563	500
Net Increase In Net Assets Resulting From Operations	620	540
Distributions to Shareholders:
From net investment income
Class R3	(7)	(11)
Class R4	(12)	(11)
Class R5	(10)	(11)
Total distributions	(29)	(33)
Capital Share Transactions:
Class R3	619	217
Class R4	353	320
Class R5	25	25
Net increase from capital share transactions	997	562
Net Increase In Net Assets	1,588	1,069
Net Assets:
Beginning of period	4,069	3,000
End of period	$5,657	$4,069
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$10

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
 Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as

10

shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$33

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10
Accumulated Capital Losses *	(3)
Unrealized Appreciation †	500
Total Accumulated Earnings	$507

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$3
Total	$3

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	102
Class R4	102
Class R5	102

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,157
Sales Proceeds Excluding U.S. Government Obligations	169

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Period Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	56	1	(8)	—	49	18	1	—	—	19
Amount	$719	$7	$(107)	$—	$619	$207	$11	$(1)	$—	$217
Class R4
Shares	28	1	(2)	—	27	29	1	(1)	—	29
Amount	$364	$12	$(23)	$—	$353	$318	$11	$(9)	$—	$320
Class R5
Shares	2	1	(1)	—	2	1	1	—	—	2
Amount	$21	$10	$(6)	$—	$25	$14	$11	$—	$—	$25

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

14

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15

The Hartford Target Retirement 2045 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
R3	$11.59	$0.04	$–	$1.61	$1.65	$(0.06)	$–	$–	$(0.06)	$1.59	$13.18
R4	11.62	0.05	–	1.63	1.68	(0.09)	–	–	(0.09)	1.59	13.21
R5	11.62	0.06	–	1.62	1.68	(0.09)	–	–	(0.09)	1.59	13.21

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.12	–	1.58	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62
R5	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.27	%(E)	$2,212	1.83	%(F)	0.40	%(F)	0.40	%(F)	0.55	%(F)	4%
14.49	(E)	2,066	1.54	(F)	0.10	(F)	0.10	(F)	0.88	(F)	–
14.53	(E)	1,379	1.24	(F)	0.05	(F)	0.05	(F)	0.98	(F)	–

17.28		1,380	2.40		0.39		0.39		1.21		7
17.65		1,499	2.08		0.09		0.09		1.49		–
17.65		1,190	1.82		0.04		0.04		1.54		–

17

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class R3	$1,000.00	$1,142.70	$2.13	$1,000.00	$1,022.81	$2.01	0.40%	181	365
Class R4	$1,000.00	$1,144.90	$0.53	$1,000.00	$1,024.30	$0.50	0.10	181	365
Class R5	$1,000.00	$1,145.30	$0.27	$1,000.00	$1,024.55	$0.25	0.05	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1045  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Target Retirement 2050 Fund

The Hartford Target Retirement 2050 Fund

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 4/30/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 4/30/10)

	6	1	Since
	Month†	Year	Inception
Target Retirement 2050 R3	14.20%	38.34%	21.51%
Target Retirement 2050 R4	14.35%	38.72%	21.86%
Target Retirement 2050 R5	14.38%	38.77%	21.89%
Barclays Capital U.S. Aggregate Bond Index	2.54%	8.30%	10.86%
S&P 500 Index	15.66%	38.82%	17.31%

†	Not annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 14.20%, for the six-month period ended April 30, 2010. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), returned 15.66% and 2.54%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, was 13.17%.

Why did the Fund perform this way?

The six-month period ended April 30, 2010 saw the continuation of the risk rally, although equity appreciation was more muted following its dramatic recovery in 2009. The recovery has helped the equity market recoup most of its losses from the crisis. As measured from the low on March 9, 2009, the S&P 500 Index rebounded an impressive 79.6%.

2

During this period, our overall asset allocation decisions were mixed. Within U.S. equities, the S&P 500 Index rose 15.66% during the period. Small-cap stocks continued to lead the way, which is typical during a risk rally. Across the different market capitalization universes, the value investment style beat growth, also typical at this point in the business cycle, as investors identified undervalued companies. U.S. stocks outperformed international stocks, due to continued European weakness as well as weakness in the Euro. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), measured by the Dow Jones Wilshire U.S. REIT exchange traded fund (ETF), posted the strongest results, up 34.5% for the six-month period ended April 30, 2010.

Within fixed income, yields rose during the period, with two-year Treasuries increasing 0.07% to 0.96% and ten-year Treasuries increasing 0.27% to 3.65%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, Collateral Mortgage-Backed Securities were the top performer, while Treasuries were the worst. High yield asset classes such as U.S. high yield bonds, bank loans, and emerging market debt significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. For the six-month period ended April 30, 2010, high yield bonds posted strong results, up 11.7% over the period and 42.6% over the last one-year period.

Generally, the Fund’s target asset allocation is set at approximately 95% equities and 5% fixed-income. The Fund’s diversification within international markets added to performance. While international large-cap stocks, which are predominantly European-established companies, lagged during the period, the Fund’s diversification in international small-cap stocks, emerging markets stocks, and international REITs benefited the Fund as they all outperformed the MSCI EAFE Index. During the period, the Fund’s allocation to commodities detracted from performance. The Fund benefited from its exposure to Treasury inflation-protected securities (TIPS), which were up 3.9% over the period, outperforming intermediate bonds. We increased our exposure to TIPS last year as downward pressure on inflation has peaked. While overall exposure to the high yield asset class benefited the Fund, diversification within the asset class detracted from performance.

Beyond the asset allocation decisions, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, fund selection within large-cap value stocks detracted from performance. Within fixed income, favorable fund selection within intermediate bonds benefited the Fund.

What is the Outlook?

The risk rally that began in early March 2009 has pushed equities and other high risk asset classes higher around the world. The S&P 500 Index is up 38.8% over the past year for the period ended April 30, 2010. Meanwhile, high yield fixed income has generated strong returns. We believe that the appreciation of equities and higher-risk fixed income asset classes will be more muted following their recent dramatic recovery. While data continues to indicate a more stable economic environment, and the probability of a double dip has been reduced, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals. Given weak consumption, low capacity utilization, and high unemployment, we do not anticipate significant inflation in the short term, although we believe the trend to lower inflation is over.

Although we expect global growth in 2010, we reduced our developed market international equity overweight back to a neutral position, reflecting our view of continued European weakness. We have reduced our high yield and bank loans exposure to a more neutral weight as they are approaching fair value on the back of improved fundamentals. Lastly, we have reversed the underweight in TIPS as downward pressure on inflation has peaked.

Composition by Investments
as of April 30, 2010

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.9%
SPDR DJ Wilshire International Real Estate	1.7
SPDR DJ Wilshire REIT	1.3
The Hartford Capital Appreciation Fund, Class Y	16.5
The Hartford Capital Appreciation II Fund, Class Y	0.3
The Hartford Dividend and Growth Fund, Class Y	1.4
The Hartford Equity Income Fund, Class Y	0.2
The Hartford Fundamental Growth Fund, Class Y	4.6
The Hartford Global Growth Fund, Class Y	2.3
The Hartford Global Research Fund, Class Y	2.6
The Hartford Growth Fund, Class Y	6.4
The Hartford Growth Opportunities Fund, Class Y	2.2
The Hartford Inflation Plus Fund, Class Y	2.4
The Hartford International Opportunities Fund, Class Y	5.5
The Hartford International Small Company Fund, Class Y	7.9
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Select SmallCap Value Fund, Class Y	4.4
The Hartford Small Company Fund, Class Y	6.0
The Hartford Small/Mid Cap Equity Fund, Class Y	4.6
The Hartford Total Return Bond Fund, Class Y	2.7
The Hartford Value Fund, Class Y	16.7
The Hartford Value Opportunities Fund, Class Y	3.2
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Target Retirement 2050 Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.7%
EQUITY FUNDS - 88.6%
27	The Hartford Capital Appreciation Fund, Class Y●		$918
1	The Hartford Capital Appreciation II Fund, Class Y●		15
4	The Hartford Dividend and Growth Fund, Class Y		80
1	The Hartford Equity Income Fund, Class Y		14
23	The Hartford Fundamental Growth Fund, Class Y		256
9	The Hartford Global Growth Fund, Class Y		126
16	The Hartford Global Research Fund, Class Y		144
22	The Hartford Growth Fund, Class Y		358
5	The Hartford Growth Opportunities Fund, Class Y		122
22	The Hartford International Opportunities Fund, Class Y		303
38	The Hartford International Small Company Fund, Class Y		437
19	The Hartford MidCap Value Fund, Class Y		212
24	The Hartford Select SmallCap Value Fund, Class Y		242
18	The Hartford Small Company Fund, Class Y●		336
27	The Hartford Small/Mid Cap Equity Fund, Class Y●		255
85	The Hartford Value Fund, Class Y		925
14	The Hartford Value Opportunities Fund, Class Y		177
	Total equity funds (cost $3,955)		$4,920

FIXED INCOME FUNDS - 5.1%
11	The Hartford Inflation Plus Fund, Class Y		$131
14	The Hartford Total Return Bond Fund, Class Y		153
	Total fixed income funds (cost $273)		$284

	Total investments in affiliated investment companies
	(cost $4,228)		$5,204

EXCHANGE TRADED FUNDS - 5.9%
7	Powershares DB Commodity Index Tracking Fund		$162
3	SPDR DJ Wilshire International Real Estate		93
1	SPDR DJ Wilshire REIT		70
	Total exchange traded funds (cost $299)		$325

	Total long-term investments (cost $4,527)		$5,529

	Total investments (cost $4,527) ▲	99.6%	$5,529
	Other assets and liabilities	0.4%	24
	Total net assets	100.0%	$5,553

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $4,527 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,008
Unrealized Depreciation	(6)
Net Unrealized Appreciation	$1,002

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$5,204	$5,204	$–	$–
Exchange Traded Funds	325	325	–	–
Total	$5,529	$5,529	$–	$–

♦ For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $299)	$325
Investments in underlying affiliated funds, at market value (cost $4,228)	5,204
Receivables:
Investment securities sold	—
Fund shares sold	2
Dividends and interest	—
Other assets	27
Total assets	5,558
Liabilities:
Payables:
Investment securities purchased	2
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	—
Accrued expenses	3
Total liabilities	5
Net assets	$5,553
Summary of Net Assets:
Capital stock and paid-in-capital	$4,489
Accumulated undistributed net investment income	—
Accumulated net realized gain on investments	62
Unrealized appreciation of investments	1,002
Net assets	$5,553

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.16
Shares outstanding	174
Net assets	$2,292
Class R4: Net asset value per share	$13.18
Shares outstanding	143
Net assets	$1,882
Class R5: Net asset value per share	$13.18
Shares outstanding	105
Net assets	$1,379
The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	20
Interest	—
Total investment income	23

Expenses:
Investment management fees	3
Administrative services fees	4
Transfer agent fees	—
Distribution fees
Class R3	4
Class R4	2
Custodian fees	—
Accounting services fees	—
Registration and filing fees	18
Board of Directors' fees	—
Audit fees	3
Other expenses	2
Total expenses (before waivers)	36
Expense waivers	(32)
Total waivers	(32)
Total expenses, net	4
Net Investment Income	19
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	62
Net Realized Gain on Investments	62
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	523
Net Changes in Unrealized Appreciation of Investments	523
Net Gain on Investments	585
Net Increase in Net Assets Resulting from Operations	$604

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the Year
	April 30, 2010	Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$19	$43
Net realized gain on investments	62	1
Net unrealized appreciation of investments	523	479
Net Increase In Net Assets Resulting From Operations	604	523
Distributions to Shareholders:
From net investment income
Class R3	(7)	(11)
Class R4	(12)	(11)
Class R5	(10)	(11)
Total distributions	(29)	(33)
Capital Share Transactions:
Class R3	794	124
Class R4	421	100
Class R5	26	23
Net increase from capital share transactions	1,241	247
Net Increase In Net Assets	1,816	737
Net Assets:
Beginning of period	3,737	3,000
End of period	$5,553	$3,737
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$10

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of April 30, 2010.

10

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended
October 31, 2009
Ordinary Income	$33

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10
Unrealized Appreciation *	479
Total Accumulated Earnings	$489

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below.

Amount
Accumulated Net Realized Loss	$(1)
Paid-in-Capital	1

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2009.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated in an amount that rounds to zero for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	102
Class R4	102
Class R5	102

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,501
Sales Proceeds Excluding U.S. Government Obligations	270

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Period Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	66	—	(3)	—	63	10	1	—	—	11
Amount	$826	$7	$(39)	$—	$794	$118	$11	$(5)	$—	$124
Class R4
Shares	48	1	(15)	—	34	8	1	—	—	9
Amount	$601	$12	$(192)	$—	$421	$89	$11	$—	$—	$100
Class R5
Shares	1	1	—	—	2	3	1	(1)	—	3
Amount	$20	$10	$(4)	$—	$26	$25	$11	$(13)	$—	$23

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

14

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15

The Hartford Target Retirement 2050 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
R3	$11.58	$0.04	$–	$1.60	$1.64	$(0.06)	$–	$–	$(0.06)	$1.58	$13.16
R4	11.61	0.05	–	1.61	1.66	(0.09)	–	–	(0.09)	1.57	13.18
R5	11.61	0.06	–	1.60	1.66	(0.09)	–	–	(0.09)	1.57	13.18

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.12	–	1.57	1.69	(0.11)	–	–	(0.11)	1.58	11.58
R4	10.00	0.15	–	1.57	1.72	(0.11)	–	–	(0.11)	1.61	11.61
R5	10.00	0.16	–	1.56	1.72	(0.11)	–	–	(0.11)	1.61	11.61

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

16

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.20	%(E)	$2,292	1.85	%(F)	0.40	%(F)	0.40	%(F)	0.49	%(F)	6%
14.35	(E)	1,882	1.55	(F)	0.10	(F)	0.10	(F)	0.95	(F)	–
14.38	(E)	1,379	1.26	(F)	0.05	(F)	0.05	(F)	0.97	(F)	–

17.18		1,285	2.42		0.39		0.39		1.23		8
17.54		1,262	2.13		0.09		0.09		1.53		–
17.55		1,190	1.83		0.04		0.04		1.56		–

17

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

18

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

19

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class R3	$1,000.00	$1,142.00	$2.12	$1,000.00	$1,022.81	$2.01	0.40%	181	365
Class R4	$1,000.00	$1,143.50	$0.53	$1,000.00	$1,024.30	$0.50	0.10	181	365
Class R5	$1,000.00	$1,143.80	$0.27	$1,000.00	$1,024.55	$0.25	0.05	181	365

21

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TR1050  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Total Return Bond Fund

The Hartford Total Return Bond Fund

The Hartford Total Return Bond Fund inception 07/22/1996
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview(1) 4/30/00 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	10
	Month†	Year	Year	Year
Total Return Bond A#	4.07%	13.91%	3.88%	5.68%
Total Return Bond A##		8.78%	2.92%	5.19%
Total Return Bond B#	3.62%	12.98%	3.10%	NA*
Total Return Bond B##		7.98%	2.76%	NA*
Total Return Bond C#	3.59%	12.95%	3.10%	4.95%
Total Return Bond C##		11.95%	3.10%	4.95%
Total Return Bond I#	4.11%	14.05%	4.11%	5.80%
Total Return Bond R3#	3.98%	13.63%	3.90%	5.94%
Total Return Bond R4#	4.02%	13.84%	4.05%	6.01%
Total Return Bond R5#	4.16%	14.16%	4.23%	6.11%
Total Return Bond Y#	4.23%	14.30%	4.30%	6.14%
Barclays Capital U.S. Aggregate	2.54%	8.30%	5.38%	6.43%
Bond Index

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Manager
Nasri Toutoungi	Christopher J. Zeppieri, CFA	Joseph Portera
Managing Director	Vice President	Executive Vice President

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 4.07%, before sales charge, for the six-month period ended April 30, 2010, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.54%, and the 4.07% average return of the Lipper Intermediate Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund continued to be overweight (i.e. the Fund’s sector position was greater than the benchmark position) the riskier parts of the fixed income spectrum predicated on the notion that the U.S. recovery was entering a self-sustaining phase. Additionally, we felt the Federal Reserve would not raise rates until job creation showed clear signs of acceleration or inflation indicators pointed markedly higher.

Overweights in Investment Grade Credit, Commercial Mortgage Backed Securities (CMBS), High Yield bonds, Bank Loans and Emerging Market Debt all contributed to the Fund’s relative outperformance on a sector allocation basis.

Within the Investment Grade sector, our decision to overweight Financials early in the period was positive. However, as spreads contracted to richer levels, the allocation was reduced to a benchmark weighting by the end of the period. This was due to the uncertainty surrounding financial reregulation in the U.S. and, secondarily, the threat of global contagion posed by the sovereign debt crisis in Greece. The overweight to Investment Grade credit and security selection within the sector contributed to performance.

In Emerging Market Debt, our focus has been on higher quality, large corporate issuers, which have outperformed the sovereign issuers within the asset class. This allocation was a positive contributor over the period.

High Yield bonds and Bank Loans benefitted from ample liquidity as issuers continued to pay down or term out their debt. Improved earnings, balance sheets and market environment spurred High Yield Bonds to generate excess returns over the period. The Fund averaged 9.8% of net assets in High Yield bonds and Bank Loans over the period.

Despite continued pressure on commercial property valuations, CMBS was a stellar performer over the 6-month period. The Fund was positioned in senior tranches but established an average 7% position versus the benchmark’s 3.2% position. Although duration (i.e. sensitivity to changes in interest rates) and yield curve positions were actively managed, interest rate anticipation detracted slightly from performance.

What is your Outlook?

Towards the end of the reporting period, we began reducing the Fund’s exposure to financials and have turned more cautious on credit in general. Although we remain constructive on the economy, the financial market turmoil in Europe and tighter monetary policy in developing economies, such as China and Brazil, will at the margin, negatively impact our markets, which will likely lead to higher risk premiums for credit.

We remain vigilant in our security selection and will use calm market periods to reexamine our overall position and sell any issuer that we believe cannot weather the financial gyrations currently taking place in the market. We will keep a watchful eye on Bank Loans and High Yield bonds since they would experience the most volatility if there is any significant pullback in market liquidity.

Distribution by Credit Quality
as of April 30, 2010

Percentage of
Long Term
Rating *	Holdings
AAA / Aaa	62.5%
AA / Aa	4.8
A / A	8.1
BBB / Baa	13.0
BB / Ba	3.8
B / B	5.0
CCC / Caa	1.4
Not Rated	1.4
Total	100.0%

* Split rated bonds are categorized using the highest rating.

Diversification by Security Type
as of April 30, 2010

Percentage of
Category	Net Assets
Affiliated Investment Companies	1.2%
Asset & Commercial Mortgage Backed Securities	9.2
Corporate Bonds: Investment Grade	23.4
Corporate Bonds: Non-Investment Grade	6.7
Municipal Bonds	0.6
Preferred Stocks	0.0
Put Options Purchased	0.1
Senior Floating Rate Interests: Investment Grade	0.1
Senior Floating Rate Interests: Non-Investment Grade	2.3
U.S. Government Agencies	26.3
U.S. Government Securities	25.1
Short-Term Investments	16.4
Other Assets and Liabilities	(11.4)
Total	100.0%

Diversification by Industry
as of April 30, 2010

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	0.3%
Administrative Waste Management and
Remediation	0.3
Air Transportation	0.1
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	1.9
Beverage and Tobacco Product Manufacturing	0.4
Chemical Manufacturing	1.1
Computer and Electronic Product
Manufacturing	0.2
Construction	0.3
Finance and Insurance	18.5
Food Manufacturing	0.9
Food Services	0.1
Foreign Governments	0.8
General Obligations	0.1
Health Care and Social Assistance	1.3
Information	4.5
Machinery Manufacturing	0.2
Management of Companies and Enterprises	0.1
Mining	2.1
Miscellaneous Manufacturing	0.6
Motor Vehicle & Parts Manufacturing	0.0
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	2.4
Pipeline Transportation	0.3
Primary Metal Manufacturing	0.7
Professional, Scientific and Technical Services	0.3
Real Estate and Rental and Leasing	0.7
Retail Trade	0.8
Small Business Administration Participation
Certificates	1.2
Transportation	0.3
Truck Transportation	0.1
U.S. Government Agencies	25.1
U.S. Government Securities	25.1
Utilities	2.4
Utilities - Electric	0.2
Wholesale Trade	0.1
Other Securities
Banks	0.0
Diversified Financials	1.2
Long Put Future Option Contract	0.1
Short-Term Investments	16.4
Other Assets and Liabilities	(11.4)
Total	100.0%

The Hartford Total Return Bond Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 1.2%
FIXED INCOME FUNDS - 1.2%
936	The Hartford Floating Rate Fund, Class Y	$8,247
2,328	The Hartford High Yield Fund, Class Y	16,854
	Total fixed income funds
	(cost $21,861)	$25,101

	Total investments in affiliated investment companies
	(cost $21,861)	$25,101

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.2%
	Finance and Insurance - 9.2%
	Ally Automotive Receivables Trust
$950	3.00%, 10/15/2015 ■	$976
1,960	3.29%, 03/15/2015 ■	1,913
	Bank of America Automotive Trust
3,400	3.03%, 10/15/2016 ■	3,503
	Bear Stearns Commercial Mortgage
	Securities, Inc.
9,017	4.07%, 07/11/2042 ⌂►	150
7,678	4.12%, 11/11/2041 ⌂►	109
4,200	4.83%, 11/11/2041	4,302
4,060	5.12%, 02/11/2041 Δ	4,257
4,510	5.81%, 06/12/2043	4,735
	CBA Commercial Small Balance
	Commercial Mortgage
6,813	3.96%, 07/25/2035 ⌂†Δ	336
14,518	4.89%, 06/25/2038 ⌂†Δ	1,086
	Chase Issuance Trust
2,660	5.12%, 10/15/2014	2,885
	Citibank Credit Card Issuance Trust
2,420	5.70%, 05/15/2013	2,503
	Citigroup Commercial Mortgage Trust
7,735	5.41%, 10/15/2049	8,143
2,255	5.48%, 10/15/2016	1,577
3,520	5.89%, 12/10/2049 Δ	3,177
4,150	6.30%, 12/10/2049 Δ	3,130
	Citigroup/Deutsche Bank Commercial
	Mortgage Trust
3,780	5.55%, 01/15/2046 Δ	3,865
	Commercial Mortgage Pass-Through
	Certificates
3,840	4.72%, 03/10/2039	3,942
4,015	6.01%, 12/10/2049 Δ	4,130
	Countrywide Asset-Backed Certificates
264	5.46%, 07/25/2035	149
	Countrywide Home Loans, Inc.
7,771	6.00%, 10/25/2037 ⌂	6,743
	Credit Suisse Mortgage Capital Certificates
5,347	5.31%, 12/15/2039	5,281
2,605	5.34%, 12/15/2039	2,181
	Credit-Based Asset Servicing and
	Securitization
692	0.53%, 05/25/2036 ■Δ	394
	Crest Clarendon Street
2,806	0.77%, 12/28/2017 ■Δ	2,624
	CS First Boston Mortgage Securities Corp.
1,790	5.23%, 12/15/2040	1,875
	Daimler Chrysler Automotive Trust
900	4.71%, 09/10/2012 Δ	921
	GE Business Loan Trust
1,655	1.25%, 05/15/2034 ■Δ	538
26,865	6.14%, 05/15/2034 ⌂Δ	40
	GE Capital Credit Card Master Note Trust
2,655	3.69%, 07/15/2015	2,749
	Green Tree Financial Corp.
167	7.24%, 06/15/2028	175
	Greenwich Capital Commercial Funding Corp.
6,630	4.80%, 08/10/2042	6,735
5,385	5.44%, 03/10/2039 Δ	5,404
8,409	5.89%, 07/10/2038 Δ	8,744
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 ⌂†	87
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,036	4.72%, 01/15/2038	2,090
69,178	4.82%, 08/12/2037 ►	140
5,035	5.04%, 03/15/2046 Δ	5,231
1,570	5.32%, 12/15/2044 Δ	1,464
3,390	5.34%, 05/15/2047	3,343
3,935	5.34%, 12/15/2044 Δ	4,133
1,740	5.40%, 05/15/2045	1,779
78,044	5.42%, 05/12/2045 ►	1,157
4,400	5.43%, 12/12/2043	4,466
2,565	5.46%, 12/12/2043	2,329
4,650	5.47%, 04/15/2043 Δ	4,832
1,691	5.86%, 06/12/2043 Δ	1,584
2,519	5.94%, 02/12/2049 Δ	2,183
	LB-UBS Commercial Mortgage Trust
21,525	5.26%, 09/15/2039 ⌂►	402
	Lehman Brothers Small Balance Commercial
756	5.52%, 09/25/2030 ■	520
510	5.62%, 09/25/2036 ■	433
	Marlin Leasing Receivables LLC
364	5.33%, 09/16/2013 ■	365
	Merrill Lynch Mortgage Trust
3,720	6.02%, 06/12/2050 Δ	3,497
	Merrill Lynch/Countrywide Commercial Mortgage Trust
3,095	5.20%, 12/12/2049	2,696
1,487	5.24%, 12/12/2049	1,013
19,065	5.27%, 07/12/2046 ⌂►	442
3,830	5.38%, 08/12/2048	3,632
2,745	5.48%, 03/12/2051 Δ	2,625
3,495	5.81%, 06/12/2050 Δ	3,398
	Morgan Stanley Capital I
4,160	4.70%, 07/15/2056	4,309
5,560	5.23%, 09/15/2042	5,849
1,580	5.33%, 12/15/2043	1,602
	Morgan Stanley Dean Witter Capital I
2,620	8.05%, 08/25/2032 ⌂►†	–
	Morgan Stanley Reremic Trust
2,775	6.00%, 08/12/2045 ■Δ	2,471

 The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.2% - (continued)
	Finance and Insurance - 9.2% - (continued)
	Nationstar Home Equity Loan Trust
$48	0.00%, 03/25/2037 ⌂●	$–
	North Street Referenced Linked Notes
850	1.39%, 04/28/2011 ■Δ	648
	Popular ABS Mortgage Pass-Through Trust
579	4.75%, 12/25/2034	565
437	5.42%, 04/25/2035	307
	Renaissance Home Equity Loan Trust
611	5.36%, 05/25/2035	287
3,210	5.58%, 11/25/2036 Δ	2,656
	Residential Funding Mortgage Securities,
	Inc.
4,923	6.00%, 07/25/2037 ⌂	4,104
	Sovereign Commercial Mortgage Securities
5,393	5.84%, 07/22/2030 ■Δ	5,580
	Swift Master Automotive Receivables Trust
855	0.90%, 10/15/2012 Δ	852
	Wachovia Bank Commercial Mortgage
	Trust
6,283	5.34%, 12/15/2043 - 11/15/2048	5,866
350	5.37%, 11/15/2048	284
	Wamu Commercial Mortgage Securities
	Trust
4,760	6.31%, 03/23/2045 ■ΔΨ	1,704
	Wells Fargo Alternative Loan Trust
3,396	6.25%, 11/25/2037 ⌂	2,619
		192,816

	Total asset & commercial mortgage backed
	securities
	(cost $180,100)	$192,816

CORPORATE BONDS: INVESTMENT GRADE - 23.4%
	Administrative Waste Management and Remediation -0.3%
	Brambles USA, Inc.
$2,370	3.95%, 04/01/2015 ■	$2,399
2,003	5.35%, 04/01/2020 ■	2,040
	Browning-Ferris Industries, Inc.
1,770	7.40%, 09/15/2035	2,020
		6,459
	Arts, Entertainment and Recreation - 1.0%
	DirecTV Holdings LLC
2,525	7.63%, 05/15/2016	2,819
	Grupo Televisa S.A.
4,064	6.63%, 01/15/2040	4,169
	NBC Universal, Inc.
3,655	3.65%, 04/30/2015 ■	3,690
3,800	5.15%, 04/30/2020 ■	3,844
3,165	6.40%, 04/30/2040 ■	3,268
	Time Warner Entertainment Co., L.P.
3,190	8.38%, 07/15/2033	3,946
		21,736
	Beverage and Tobacco Product Manufacturing - 0.4%
	Altria Group, Inc.
2,771	10.20%, 02/06/2039	3,818
	Anheuser-Busch Cos., Inc.
280	8.20%, 01/15/2039 ■	369
	Anheuser-Busch InBev N.V.
4,125	7.75%, 01/15/2019 ■	4,965
		9,152
	Chemical Manufacturing - 0.8%
	Dow Chemical Co.
5,675	8.55%, 05/15/2019	6,934
	Incitec Pivot Finance LLC
6,965	6.00%, 12/10/2019 ■	7,258
	Yara International ASA
2,775	7.88%, 06/11/2019 ■	3,303
		17,495
	Computer and Electronic Product Manufacturing - 0.1%
	Seagate Technology International
1,490	10.00%, 05/01/2014 ■	1,766

	Construction - 0.2%
	CRH America, Inc.
2,800	5.30%, 10/15/2013	3,005
1,520	8.13%, 07/15/2018	1,823
		4,828
	Finance and Insurance - 8.1%
	American Express Centurion Bank
4,000	5.95%, 06/12/2017	4,319
	American Express Co.
2,547	5.50%, 04/16/2013	2,753
3,463	5.55%, 10/17/2012	3,732
	Amvescap plc
1,001	5.38%, 02/27/2013	1,040
	Army Hawaii Family Housing Trust
	Certificates
915	5.52%, 06/15/2050 ■	780
	BAC Capital Trust XI
810	6.63%, 05/23/2036	742
	BAE Systems Holdings, Inc.
4,894	5.20%, 08/15/2015 ■	5,133
	Banco Do Brasil
500	6.00%, 01/22/2020 ■	510
	Bank of America Capital II
890	8.00%, 12/15/2026	893
	Bank of America Corp.
2,630	7.38%, 05/15/2014	2,962
	Barclays Bank plc
4,490	5.00%, 09/22/2016	4,652
2,093	5.13%, 01/08/2020	2,093
	CDP Financial, Inc.
4,620	3.00%, 11/25/2014 ■	4,602
3,760	4.40%, 11/25/2019 ■	3,728
	Citigroup, Inc.
3,885	2.13%, 04/30/2012	3,963
3,508	6.38%, 08/12/2014	3,785
1,588	8.13%, 07/15/2039	1,893
1,963	8.50%, 05/22/2019	2,317
	Comerica Capital Trust II
2,462	6.58%, 02/20/2037 Δ	2,191
	Corpoacion Andina De Fomento
215	8.13%, 06/04/2019	257
	Discover Financial Services, Inc.
2,600	10.25%, 07/15/2019	3,187

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 23.4% - (continued)
	Finance and Insurance - 8.1% - (continued)
	First Union Capital I
$1,595	7.94%, 01/15/2027	$1,662
	General Electric Capital Corp.
4,620	2.80%, 01/08/2013	4,698
	Guardian Life Insurance Co.
2,643	7.38%, 09/30/2039 ■	3,009
	Jefferies Group, Inc.
3,183	8.50%, 07/15/2019	3,617
	JP Morgan Chase & Co.
2,666	3.70%, 01/20/2015	2,721
	JP Morgan Chase Bank
2,745	5.88%, 06/13/2016	2,958
	JP Morgan Chase Capital II
1,485	0.75%, 02/01/2027 Δ	1,194
	JP Morgan Chase Capital XXV
2,974	6.80%, 10/01/2037	2,982
	Korea Development Bank
2,800	4.38%, 08/10/2015	2,864
	Liberty Mutual Group, Inc.
1,825	10.75%, 06/15/2058 ■	2,126
	Lloyds Banking Group plc
6,730	4.38%, 01/12/2015 ■	6,683
	Massachusetts Mutual Life Insurance Co.
1,652	8.88%, 06/01/2039 ■	2,208
	Mellon Capital IV
4,739	6.24%, 06/20/2012 ♠Δ	4,502
	Merrill Lynch & Co., Inc.
8,885	6.05%, 05/16/2016	9,192
	Metlife, Inc.
220	5.38%, 12/15/2012	238
	Metropolitan Life Global Funding I
4,290	0.51%, 03/15/2012 ■Δ	4,235
1,400	5.13%, 06/10/2014 ■	1,514
	Morgan Stanley
4,040	5.38%, 10/15/2015	4,186
	Nationwide Mutual Insurance Co.
1,795	9.38%, 08/15/2039 ■	2,147
	New York Life Global Funding
5,325	3.00%, 05/04/2015 ■	5,332
	New York Life Insurance Co.
3,766	6.75%, 11/15/2039 ■	4,288
	Northgroup Preferred Capital Corp.
2,685	6.38%, 10/15/2017 ■♠Δ	2,517
	Ohio National Financial Services, Inc.
1,517	6.38%, 04/30/2020 ■	1,557
	PNC Preferred Funding Trust II
5,200	6.11%, 03/15/2012 ■♠Δ	4,202
	Rabobank Netherlands
1,609	11.00%, 06/30/2019 ■♠	2,070
	SLM Corp.
4,410	8.00%, 03/25/2020	4,245
	SunTrust Banks, Inc.
1,265	0.36%, 05/21/2012 Δ	1,232
	Teachers Insurance & Annuity Association
2,658	6.85%, 12/16/2039 ■	2,997
	Temasek Financial I Ltd.
3,920	4.30%, 10/25/2019 ■	3,938
3,161	5.38%, 11/23/2039 ■	3,192
	UBS AG Stamford
3,950	5.88%, 12/20/2017	4,178
	USB Capital IX
469	6.19%, 04/15/2011 ♠Δ	407
	Wells Fargo & Co.
2,707	3.63%, 04/15/2015	2,748
	Wells Fargo Bank NA
3,190	0.46%, 05/16/2016 Δ	3,000
5,375	4.75%, 02/09/2015	5,620
	ZFS Finance USA Trust I
939	6.50%, 05/09/2037 ■Δ	899
		170,690
	Food Manufacturing - 0.8%
	Kraft Foods, Inc.
10,380	4.13%, 02/09/2016	10,645
6,050	5.38%, 02/10/2020	6,275
		16,920
	Food Services - 0.1%
	Arcos Dorados S.A.
700	7.50%, 10/01/2019 ■	728

	Foreign Governments - 0.5%
	Banco Nacional De Desenvolvimento
2,100	5.50%, 07/12/2020 ■	2,089
	Brazil (Republic of)
1,141	8.00%, 01/15/2018	1,324
	Colombia (Republic of)
1,450	7.38%, 03/18/2019	1,666
	Hungary (Republic of)
1,955	4.75%, 02/03/2015	2,011
	Russian Federation Government
1,655	7.50%, 03/31/2030 §	1,896
	South Africa (Republic of)
1,675	5.88%, 05/30/2022	1,734
		10,720
	Health Care and Social Assistance - 0.7%
	CVS Caremark Corp.
1,456	6.30%, 06/01/2037 Δ	1,405
	CVS Corp.
3,886	8.35%, 07/10/2031 ■	4,652
	Pfizer, Inc.
3,720	6.20%, 03/15/2019	4,242
2,900	7.20%, 03/15/2039	3,599
	Quest Diagnostics, Inc.
1,330	6.40%, 07/01/2017	1,496
		15,394
	Information - 2.1%
	America Movil S.A. de C.V.
2,400	5.00%, 03/30/2020 ■	2,417
4,600	6.13%, 03/30/2040 ■	4,579
	Cellco Partnership - Verizon Wireless
	Capital
3,108	8.50%, 11/15/2018	3,932
	Cingular Wireless Services, Inc.
4,780	8.75%, 03/01/2031	6,303
	Qwest Corp.
2,060	7.20%, 11/10/2026	2,019
1,325	7.25%, 10/15/2035	1,280

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 23.4% - (continued)
	Information - 2.1% - (continued)
	Rogers Cable, Inc.
$855	8.75%, 05/01/2032	$1,073
	Rogers Wireless, Inc.
2,872	6.38%, 03/01/2014	3,215
	TCI Communications, Inc.
685	8.75%, 08/01/2015	836
	Telecom Italia Capital
2,054	7.18%, 06/18/2019	2,239
1,035	7.72%, 06/04/2038	1,109
	Time Warner Cable, Inc.
4,064	3.50%, 02/01/2015	4,106
2,406	8.25%, 04/01/2019	2,941
	Verizon Virginia, Inc.
6,870	4.63%, 03/15/2013	7,273
		43,322
	Machinery Manufacturing - 0.1%
	Xerox Corp.
1,680	6.40%, 03/15/2016	1,862

	Management of Companies and Enterprises - 0.1%
	Votorantim Participacoes
2,700	6.75%, 04/05/2021 ■	2,720

	Mining - 2.0%
	Anglo American Capital plc
6,024	9.38%, 04/08/2014 - 04/08/2019 ■	7,371
	Anglogold Holdings plc
4,015	5.38%, 04/15/2020	4,059
945	6.50%, 04/15/2040	960
	Barrick Australia Finance
3,685	5.95%, 10/15/2039	3,758
	Barrick Gold Corp.
3,065	6.95%, 04/01/2019	3,591
	Cliff's Natural Resources, Inc.
4,345	5.90%, 03/15/2020	4,577
	Rio Tinto Finance USA Ltd.
6,775	5.88%, 07/15/2013	7,486
1,935	9.00%, 05/01/2019	2,493
	Southern Copper Corp.
795	5.38%, 04/16/2020	802
3,655	6.75%, 04/16/2040	3,684
	Teck Resources Ltd.
3,270	10.75%, 05/15/2019	4,071
		42,852
	Miscellaneous Manufacturing - 0.5%
	Meccanica Holdings USA, Inc.
6,528	6.25%, 07/15/2019 - 01/15/2040 ■	6,793
	Tyco International Ltd.
3,336	8.50%, 01/15/2019	4,232
		11,025
	Petroleum and Coal Products Manufacturing - 2.2%
	Canadian Natural Resources Ltd.
391	6.25%, 03/15/2038	412
2,625	6.50%, 02/15/2037	2,869
	Consumers Energy Co.
1,460	5.15%, 02/15/2017	1,545
2,240	6.70%, 09/15/2019	2,592
	Kazmunaigaz Finance Sub B.V.
1,515	8.38%, 07/02/2013 §	1,685
	Motiva Enterprises LLC
3,245	5.75%, 01/15/2020 ■	3,479
3,129	6.85%, 01/15/2040 ■	3,481
	Nabors Industries, Inc.
2,712	9.25%, 01/15/2019	3,431
	Occidental Petroleum Corp.
3,679	4.13%, 06/01/2016	3,878
	Petrobras International Finance Co.
2,200	5.75%, 01/20/2020	2,234
2,175	6.88%, 01/20/2040	2,250
	Rowan Companies, Inc.
2,351	7.88%, 08/01/2019	2,727
	Sempra Energy
2,096	6.50%, 06/01/2016	2,383
3,413	9.80%, 02/15/2019	4,533
	TNK-BP Finance S.A.
1,100	6.63%, 03/20/2017 §	1,125
	Valero Energy Corp.
1,586	4.50%, 02/01/2015	1,627
4,106	9.38%, 03/15/2019	5,037
		45,288
	Pipeline Transportation - 0.2%
	Enbridge Energy Partners
2,106	6.50%, 04/15/2018	2,384
	TransCanada Pipelines Ltd.
1,769	7.25%, 08/15/2038	2,115
		4,499
	Primary Metal Manufacturing - 0.7%
	Alcan, Inc.
665	7.25%, 03/15/2031	778
	Alcoa, Inc.
6,191	5.95%, 02/01/2037	5,423
	ArcelorMittal
2,115	6.13%, 06/01/2018	2,280
2,435	7.00%, 10/15/2039	2,621
2,380	9.00%, 02/15/2015	2,862
		13,964
	Real Estate and Rental and Leasing - 0.5%
	COX Communications, Inc.
1,718	6.25%, 06/01/2018 ■	1,876
2,105	8.38%, 03/01/2039 ■	2,733
	ERAC USA Finance Co.
3,999	5.60%, 05/01/2015 ■	4,254
	US Bank Realty Corp.
1,800	6.09%, 01/15/2012 ■♠Δ	1,517
		10,380
	Retail Trade - 0.3%
	Ahold Lease USA, Inc.
4,693	8.62%, 01/02/2025	5,438

	Utilities - 1.7%
	CenterPoint Energy Resources Corp.
2,325	6.13%, 11/01/2017	2,523
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	3,122
	Colbun S.A.
1,100	6.00%, 01/21/2020 ■	1,115

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 23.4% - (continued)
	Utilities - 1.7% - (continued)
	Commonwealth Edison Co.
$3,516	5.80%, 03/15/2018	$3,869
	Detroit Edison Co.
565	6.13%, 10/01/2010	578
	Duke Energy Corp.
1,280	5.25%, 01/15/2018	1,362
3,002	7.00%, 11/15/2018	3,573
	Electricite de France
3,065	6.95%, 01/26/2039 ■	3,613
	Enel Finance International S.A.
1,878	6.00%, 10/07/2039 ■	1,767
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,552
	Northern States Power Co.
1,170	6.25%, 06/01/2036	1,312
	Pacific Gas & Electric Co.
1,655	5.63%, 11/30/2017	1,811
	Pacific Gas & Electric Energy Recovery
	Funding LLC
2,453	8.25%, 10/15/2018	3,044
	PSEG Power
1,287	5.00%, 04/01/2014	1,365
	Public Service Co. of Colorado
1,577	6.50%, 08/01/2038	1,819
	Virginia Electric & Power Co.
2,627	5.10%, 11/30/2012	2,863
		35,288

	Total corporate bonds: investment grade
	(cost $454,949)	$492,526

CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7%
	Accommodation and Food Services - 0.3%
	Harrah's Operating Co., Inc.
$1,770	11.25%, 06/01/2017	$1,929
	MGM Mirage, Inc.
2,420	11.13%, 11/15/2017 ■	2,750
1,600	11.38%, 03/01/2018 ■	1,644
		6,323
	Apparel Manufacturing - 0.0%
	Phillips Van-Heusen Corp.
360	7.38%, 05/15/2020 ☼	369

	Arts, Entertainment and Recreation - 0.6%
	AMC Entertainment, Inc.
2,040	8.75%, 06/01/2019	2,163
	First Data Corp.
4,495	10.55%, 09/24/2015	3,978
	McClatchy Co.
1,055	11.50%, 02/15/2017 ■	1,129
	TL Acquisitions, Inc.
1,840	10.50%, 01/15/2015 ■	1,803
	Universal City Development Partners Ltd.
1,153	8.88%, 11/15/2015 ■	1,182
	Virgin Media Finance plc
2,560	9.50%, 08/15/2016	2,810
	XM Satellite Radio, Inc.
565	13.00%, 08/01/2013 ■	641
		13,706
	Chemical Manufacturing - 0.2%
	Hexion Specialty Chemicals
965	9.75%, 11/15/2014	996
	Lyondell Chemical Co.
2,293	11.00%, 05/01/2018	2,451
		3,447
	Computer and Electronic Product Manufacturing - 0.1%
	Sorenson Communications
1,680	10.50%, 02/01/2015 ■	1,638

	Construction - 0.1%
	Desarrolladora Homes S.A.
245	7.50%, 09/28/2015	248
1,925	9.50%, 12/11/2019 ■	2,045
		2,293
	Finance and Insurance - 1.1%
	American General Finance Corp.
6,900	6.90%, 12/15/2017	5,793
	CIT Group, Inc.
3,370	7.00%, 05/01/2017	3,206
	Ford Motor Credit Co.
4,020	7.50%, 08/01/2012	4,155
	GMAC, Inc.
4,640	6.88%, 09/15/2011	4,721
	LPL Holdings, Inc.
4,410	10.75%, 12/15/2015 ■	4,608
		22,483
	Food Manufacturing - 0.1%
	Smithfield Foods, Inc.
2,050	10.00%, 07/15/2014 ■	2,301

	Foreign Governments - 0.3%
	El Salvador (Republic of)
960	7.65%, 06/15/2035 §	1,037
955	8.25%, 04/10/2032 §	1,079
	Indonesia (Republic of)
2,442	6.88%, 01/17/2018 §	2,717
	Philippines (Republic of)
580	6.38%, 10/23/2034	578
1,600	6.50%, 01/20/2020	1,754
		7,165
	Health Care and Social Assistance - 0.4%
	Biomet, Inc.
1,220	10.38%, 10/15/2017	1,342
	HCA, Inc.
4,650	9.25%, 11/15/2016	5,028
	Rite Aid Corp.
2,550	9.50%, 06/15/2017	2,231
		8,601
	Information - 1.6%
	Charter Communications Holdings II LLC
2,650	13.50%, 11/30/2016	3,207
	Clearwire Corp.
2,130	12.00%, 12/01/2015 ■	2,210
	CSC Holdings, Inc.
1,550	8.50%, 04/15/2014 ■	1,662
	Frontier Communications Corp.
1,730	8.25%, 05/01/2014	1,842

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7% - (continued)
	Information - 1.6% - (continued)
	GXS Worldwide, Inc.
$975	9.75%, 06/15/2015 ■	$956
	Intelsat Bermuda Ltd.
3,500	9.25%, 06/15/2016 ⌂	3,596
	Intelsat Corp.
1,660	9.25%, 06/15/2016	1,752
	Intelsat Intermediate Holdings Ltd.
1,030	9.50%, 02/01/2015	1,071
	Level 3 Financing, Inc.
2,285	10.00%, 02/01/2018 ■	2,251
	Mobile Telesystems Finance S.A.
1,810	8.00%, 01/28/2012 §	1,916
	New Communications Holdings
830	8.25%, 04/15/2017 ■	855
520	8.50%, 04/15/2020 ■	536
	Sprint Capital Corp.
4,960	8.75%, 03/15/2032	4,960
	Videotron Ltee
1,395	9.13%, 04/15/2018	1,548
	Wind Acquisition Finance S.A.
2,520	11.75%, 07/15/2017 ■	2,803
	Windstream Corp.
1,770	8.63%, 08/01/2016	1,812
		32,977
	Machinery Manufacturing - 0.1%
	Case New Holland, Inc.
1,550	7.75%, 09/01/2013 ■	1,631
	Goodman Global, Inc.
995	13.50%, 02/15/2016	1,116
		2,747
	Mining - 0.1%
	Consol Energy, Inc.
1,610	8.00%, 04/01/2017 ■	1,700
	Vedanta Resources plc
955	9.50%, 07/18/2018 §	1,058
		2,758
	Paper Manufacturing - 0.1%
	Georgia-Pacific LLC
1,445	8.25%, 05/01/2016 ■	1,582

	Petroleum and Coal Products Manufacturing - 0.2%
	Chesapeake Energy Corp.
1,485	9.50%, 02/15/2015	1,628
	Drummond Co., Inc.
680	7.38%, 02/15/2016	670
	Petrohawk Energy Corp.
1,545	7.88%, 06/01/2015	1,595
		3,893
	Pipeline Transportation - 0.1%
	Dynegy Holdings, Inc.
1,300	7.75%, 06/01/2019	1,040
	El Paso Corp.
1,790	7.00%, 06/15/2017	1,839
		2,879
	Professional, Scientific and Technical Services - 0.3%
	Affinion Group, Inc.
6,025	11.50%, 10/15/2015	6,357

	Real Estate and Rental and Leasing - 0.1%
	Hertz Corp.
2,030	8.88%, 01/01/2014	2,096

	Retail Trade - 0.4%
	Dollar General Corp.
1,887	10.63%, 07/15/2015	2,097
	Federated Retail Holdings, Inc.
2,120	5.90%, 12/01/2016	2,184
	Parkson Retail Group Ltd.
2,105	7.88%, 11/14/2011	2,201
	Supervalu, Inc.
1,920	8.00%, 05/01/2016	1,954
		8,436
	Utilities - 0.4%
	AES Corp.
2,270	8.00%, 10/15/2017	2,338
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	778
	Calpine Corp.
1,540	7.25%, 10/15/2017 ■	1,494
	Energy Future Holdings Corp.
2,505	10.88%, 11/01/2017	1,973
	NRG Energy, Inc.
1,945	8.50%, 06/15/2019	1,976
		8,559
	Wholesale Trade – 0.1%
	McJunkin Red Man Corp.
1,335	9.50%, 12/15/2016 ■	1,390

	Total corporate bonds: non-investment grade
	(cost $133,591)	$142,000

MUNICIPAL BONDS - 0.6%
	General Obligations - 0.1%
	Oregon School Boards Association, Taxable
	Pension
$1,250	4.76%, 06/30/2028	$1,099

	Transportation - 0.3%
	Bay Area Toll Auth
3,515	6.26%, 04/01/2049	3,637
	North Texas Tollway Auth Rev
3,426	6.72%, 01/01/2049	3,715
		7,352
	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
4,510	6.64%, 04/01/2057	4,730

	Total municipal bonds
	(cost $12,836)	$13,181
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE♦ -0.1%
	Paper Manufacturing - 0.1%
	Georgia-Pacific LLC
$1,237	3.53%, 12/20/2014 ±	$1,242

	Utilities - 0.0%
	NRG Energy, Inc.
623	2.04%, 02/01/2013 ◊	610

	Total senior floating rate interests:
	investment grade
	(cost $1,749)	$1,852

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE♦ - 2.3%
	Administrative Waste Management and Remediation - 0.0%
	Brickman Group Holdings, Inc.
$1,161	2.29%, 01/23/2014 ±	$1,150

	Air Transportation – 0.1%
	United Air Lines, Inc.
1,978	2.36%, 02/01/2014 ±	1,828

	Arts, Entertainment and Recreation - 0.3%
	Cedar Fair L.P.
215	2.27%, 08/30/2012 ±	213
935	4.27%, 12/31/2014 ±	931
	Cengage
1,372	2.79%, 07/05/2014 ±	1,230
	Cenveo, Inc., Delayed Draw Term Loan
15	4.77%, 06/21/2013 ±	15
	Cenveo, Inc., Term Loan C
709	4.77%, 06/21/2013 ±	710
	R.H. Donnelley, Inc.
930	9.25%, 10/24/2014 ±	903
	Venetian Macau Ltd.
932	4.80%, 05/25/2013 ±	917
	Venetian Macau Ltd., Delayed Draw Term
	Loan
538	4.80%, 05/25/2012 ±	530
		5,449
	Chemical Manufacturing - 0.1%
	Huntsman International LLC
1,220	2.06%, 04/19/2014 ±	1,177
454	2.52%, 06/30/2016 ±	439
		1,616
	Finance and Insurance - 0.1%
	Nuveen Investments, Inc.
2,498	3.32%, 11/13/2014 ±	2,271

	Food Manufacturing - 0.0%
	Dole Food Co., Inc., Term Loan B
212	5.04%, 03/03/2017 ±	214
	Dole Food Co., Inc., Term Loan C
526	5.01%, 02/15/2017 ±	530
	Dole Food Co., Inc., Tranche C Term Loan
52	7.88%, 04/12/2013 ◊	52
		796
	Health Care and Social Assistance - 0.2%
	Community Health Systems, Inc., Delayed
	Draw Term Loan
2,311	2.50%, 07/25/2014 ±	2,243
	Community Health Systems, Inc., Term
	Loan B
118	2.50%, 07/25/2014 ±	116
	Golden Gate National
397	3.02%, 03/14/2011 ±	386
	HCA, Inc.
685	2.54%, 11/17/2013 ±	666
	IASIS Healthcare Capital Corp.
66	2.28%, 03/17/2014 ◊	64
	IASIS Healthcare Capital Corp., Delayed
	Draw Term Loan
244	2.27%, 03/17/2014 ±	237
	IASIS Healthcare Capital Corp., Term Loan B
706	2.27%, 03/17/2014 ±	685
		4,397
	Information - 0.8%
	CDW Corp.
2,095	4.25%, 10/10/2014 ±	1,956
	Charter Communications Operating LLC
971	3.55%, 09/01/2016 ±☼	931
	Charter Communications Operating LLC,
	Incremental Term Loan
856	7.25%, 03/06/2014 ±	867
	Charter Communications Operating LLC,
	Term Loan
120	2.30%, 03/06/2014 ±☼	113
	First Data Corp.
2,773	3.01%, 09/24/2014 ±☼	2,497
	Intelsat Bermuda Ltd., Term Loan B 2A
921	2.79%, 01/03/2014 ±	903
	Intelsat Bermuda Ltd., Term Loan B 2B
920	2.79%, 01/03/2014 ±	902
	Intelsat Bermuda Ltd., Term Loan B 2C
920	2.79%, 01/03/2014 ±	902
	Level 3 Communications Corp.
1,583	2.55%, 03/01/2014 ±	1,483
	Mediacom Broadband LLC, Term Loan D1
1,508	2.01%, 01/31/2015 ±	1,457
	MetroPCS Wireless, Inc.
1,315	2.52%, 11/04/2013 ±	1,282
	UPC Financing Partnership
517	2.18%, 12/31/2014 ±	502
439	3.93%, 12/31/2016 ±	433
	West Corp.
377	2.64%, 10/24/2013 ±	367
547	4.14%, 07/15/2016 ±	544
	WideOpenWest Finance LLC
2,042	6.50%, 06/29/2015 ±	1,819
		16,958
	Miscellaneous Manufacturing - 0.1%
	Graham Packaging Co., Inc.
1,335	6.75%, 04/15/2014 ±	1,344

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE♦ - 2.3% - (continued)
	Motor Vehicle & Parts Manufacturing - 0.0%
	AM General LLC, LC Facility Deposits
$37	3.26%, 09/30/2012 ◊	$34
	AM General LLC, Term B Facility
717	3.26%, 09/30/2013 ±	661
		695
	Real Estate and Rental and Leasing - 0.1%
	Realogy Corp.
2,439	3.29%, 10/10/2013 ±	2,214

	Retail Trade - 0.1%
	Michaels Stores, Inc.
649	2.51%, 10/31/2013 ±	621
1,566	4.79%, 07/31/2016 ±	1,542
		2,163
	Truck Transportation - 0.1%
	Swift Transportation Co., Inc.
2,332	8.25%, 05/10/2014 ±	2,263

	Utilities - 0.3%
	Calpine Corp.
2,538	3.17%, 03/29/2014 ±	2,437
	NRG Energy, Inc.
944	2.04%, 02/01/2013 ±	924
	Texas Competitive Electric Holdings Co.
	LLC, Term Loan B2
2,488	3.75%, 10/10/2014 ±☼	2,039
	Texas Competitive Electric Holdings Co.
	LLC, Term Loan B3
780	3.75%, 10/12/2014 ±	634
		6,034
	Total senior floating rate interests: non-
	investment grade
	(cost $48,150)	$49,178

U.S. GOVERNMENT AGENCIES - 26.3%
	Federal Home Loan Mortgage Corporation - 7.5%
$1,477	5.04%, 06/01/2035 Δ	$1,554
4,781	5.33%, 08/01/2037 Δ	5,057
6,289	5.44%, 07/01/2036 - 01/01/2037 Δ	6,643
431	5.49%, 05/01/2036 Δ	456
31,293	5.50%, 02/01/2037 - 05/15/2039 ☼	33,072
101,202	6.00%, 01/01/2023 - 05/15/2039 ☼	108,504
		155,286
	Federal National Mortgage Association - 8.8%
27,229	4.50%, 08/01/2024 - 04/01/2025	28,339
359	4.66%, 06/01/2034 Δ	374
1,174	4.68%, 09/01/2035 Δ	1,228
338	4.72%, 03/01/2035 Δ	354
720	4.74%, 04/01/2035 Δ	753
265	4.84%, 05/01/2035 Δ	280
528	4.85%, 04/01/2035 Δ	548
343	4.87%, 07/01/2035 Δ	362
55,537	5.00%, 04/01/2018 - 09/01/2037	58,184
947	5.01%, 07/01/2035 Δ	1,004
3,313	5.20%, 02/01/2038 Δ	3,506
3,798	5.24%, 01/01/2038 Δ	4,017
15,370	5.26%, 04/01/2038 Δ	16,252
63,818	5.50%, 01/01/2017 - 05/15/2039 ☼	67,495
3,734	6.00%, 03/01/2013 - 03/01/2033	4,046
759	7.00%, 10/01/2037	840
169	7.50%, 12/01/2029 - 09/01/2031	190
		187,772
	Government National Mortgage Association - 8.8%
140,538	4.50%, 02/20/2040 - 05/15/2040 ☼	142,469
33,731	5.00%, 06/15/2039 - 09/15/2039	35,253
6,057	5.50%, 05/15/2033 - 04/15/2038	6,462
1,690	6.50%, 09/15/2028 - 07/15/2032	1,866
		186,050
	Other Government Agencies - 1.2%
	Small Business Administration
	Participation Certificates:
10,312	4.14%, 02/01/2030	10,613
7,080	4.19%, 03/01/2030	7,282
6,884	4.36%, 04/01/2030	7,150
		25,045

	Total U.S. government agencies
	(cost $540,701)	$554,153

U.S. GOVERNMENT SECURITIES - 25.1%
	U.S. Treasury Securities - 25.1%
	U.S. Treasury Bonds - 2.4%
$49,412	4.63%, 02/15/2040 ‡	$50,192
	U.S. Treasury Notes - 18.5%
188,060	1.00%, 10/31/2011 ‡	188,853
156,760	1.38%, 03/15/2012	158,174
5,723	2.50%, 03/31/2015	5,752
1,257	3.25%, 03/31/2017	1,269
36,702	3.63%, 02/15/2020	36,593
		390,641
	U.S. Treasury Strips - 4.2%
89,668	2.25%, 01/31/2015	89,332

		530,165

	Total U.S. government securities
	(cost $529,130)	$530,165

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Long Put Future Option Contract - 0.1%
	10 Year U.S. Treasury
2	Expiration: May, 2010, Exercise Price:
	$117.50 Ø	$1,164
	2 Year U.S. Treasury
1	Expiration: May, 2010, Exercise Price:
	$108.25 Ø	32
		1,196
	Total put options purchased
	(cost $2,247)	$1,196

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.0%
	Banks - 0.0%
85	Federal Home Loan Mortgage Corp.		$137

	Total preferred stocks
	(cost $2,139)		$137

	Total long-term investments
	(cost $1,927,453)		$2,002,305

SHORT-TERM INVESTMENTS - 16.4%
	Commercial Paper - 0.9%
	Foreign Governments - 0.9%
	Canada Treasury
CAD 20,501	0.29%, 8/19/2010 ○		20,154

			20,154
	Investment Pools and Funds - 1.1%
	JP Morgan U.S. Government Money
$22,238	Market Fund		$22,238
	State Street Bank U.S. Government
–	Money Market Fund		–
	Wells Fargo Advantage Government
–	Money Market Fund		–
			22,238
	Repurchase Agreements - 4.2%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 05/03/2010 in
	the amount of $36,640, collateralized
	by U.S. Treasury Bond 5.25%, 2029,
	U.S. Treasury Note 0.88%, 2011, value of
	$37,680)
$36,640	0.18%, 04/30/2010		36,640
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 05/03/2010 in the amount of $14,763,
	collateralized by U.S. Treasury Note
	1.25% - 1.50%, 2010, value of $15,058)
14,763	0.18%, 04/30/2010		14,763
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $36,238,
	collateralized by U.S. Treasury Note
	1.75% - 3.00%, 2014 - 2017, value of
	$36,962)
36,237	0.19%, 04/30/2010		36,237
			87,640
	U.S. Treasury Bills - 10.2%
131,750	0.15%, 05/13/2010 - 07/15/2010□○		131,742
84,000	0.14%, 5/20/2010○		83,993

	Total short-term investments
	(cost $345,378)		$345,767

	Total investments
	(cost $2,272,831) ▲	111.4%	$2,348,072
	Other assets and liabilities	(11.4)%	(239,602)
	Total net assets	100.0%	$2,108,470

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.2% of total net assets at April 30, 2010.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $2,274,766 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$87,236
Unrealized Depreciation	(13,930)
Net Unrealized Appreciation	$73,306

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2010, was $1,509, which represents 0.07% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡          This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2010, was $216,233, which represents 10.26% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2010, these securities amounted to $13,291 or 0.63% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2010.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2010 was $217,111.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

CAD	─ Canadian Dollar

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2010.

Futures Contracts Outstanding at April 30, 2010

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
5 Year U.S. Treasury
Note	461	Long	Jun 2010	$520
10 Year U.S. Treasury
Note	463	Long	Jun 2010	$506
U.S. Long Bond	46	Short	Jun 2010	$(191)
				$835
* The number of contracts does not omit 000's.

Ø	At April 30, 2010, the maximum delivery obligation of the open put options written is $3,797. Securities valued at $190 collateralized the open put options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury,
$115.50, May,
2010	2,328	$182	$539	$357
2 Year U.S. Treasury,
$107.75, May,
2010	514	8	62	54
		$190	$601	$411
* The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
10/2004	$9,017	Bear Stearns Commercial
		Mortgage Securities, Inc., 4.07%,
		07/11/2042	$119
12/2004	$7,678	Bear Stearns Commercial
		Mortgage Securities, Inc., 4.12%,
		11/11/2041	97
04/2006	$6,813	CBA Commercial Small Balance
		Commercial Mortgage, 3.96%,
		07/25/2035 - 144A	–
04/2006 -	$14,518	CBA Commercial Small Balance
06/2007		Commercial Mortgage, 4.89%,
		06/25/2038 - 144A	–
08/2007	$7,771	Countrywide Home Loans, Inc.,
		6.00%, 10/25/2037	7,630
06/2006	$26,865	GE Business Loan Trust, 6.14%,
		05/15/2034 - 144A	–
06/2006 -	$3,500	Intelsat Bermuda Ltd., 9.25%,
06/2007		06/15/2016	3,626
03/2007	$385	JP Morgan Automotive Receivable
		Trust, 12.85%, 03/15/2012	385
09/2006	$21,525	LB-UBS Commercial Mortgage
		Trust, 5.26%, 09/15/2039	388
09/2006	$19,065	Merrill Lynch/Countrywide
		Commercial Mortgage Trust,
		5.27%, 07/12/2046	424
04/2005 -	$2,620	Morgan Stanley Dean Witter
08/2006		Capital I, 8.05%, 08/25/2032 - Reg D	84
04/2007	$48	Nationstar Home Equity Loan
		Trust, 0.00%, 03/25/2037 - 144A	48
06/2009	$4,923	Residential Funding Mortgage
		Securities, Inc., 6.00%, 07/25/2037	3,604
03/2008	$3,396	Wells Fargo Alternative Loan
		Trust, 6.25%, 11/25/2037	2,747

The aggregate value of these securities at April 30, 2010 was $19,714 which represents 0.93% of total net assets.

The accompanying notes are an integral part of these financial statements.

Forward Foreign Currency Contracts Outstanding at April 30, 2010
				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value ╪	Amount	Date	(Depreciation)
British Pound (Buy)	$21,084	$20,933	05/28/10	$151
British Pound (Buy)	21,041	21,018	08/11/10	23
British Pound (Sell)	21,041	20,820	08/11/10	(221)
Euro (Sell)	74	75	05/06/10	1
Euro (Sell)	60,226	61,480	08/11/10	1,254
Euro (Sell)	21,177	20,934	05/28/10	(243)
Mexican New Peso (Buy)	42,887	41,029	08/11/10	1,858
Mexican New Peso (Buy)	10,060	10,069	08/11/10	(9)
Mexican Peso (Buy)	10,835	10,185	08/11/10	650
				$3,464
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Affiliated Investment Companies	$25,101	$25,101	$–	$–
Asset & Commercial Mortgage Backed Securities	192,816	–	181,618	11,198
Corporate Bonds: Investment Grade	492,526	–	486,578	5,948
Corporate Bonds: Non-Investment Grade	142,000	–	139,549	2,451
Municipal Bonds	13,181	–	13,181	–
Preferred Stocks	137	137	–	–
Put Options Purchased	1,196	1,196	–	–
Senior Floating Rate Interests: Investment Grade	1,852	–	1,852	–
Senior Floating Rate Interests: Non-Investment Grade	49,178	–	49,178	–
U.S. Government Agencies	554,153	–	554,153	–
U.S. Government Securities	530,165	86,785	443,380	–
Short-Term Investments	345,767	22,238	323,529	–
Total	$2,348,072	$135,457	$2,193,018	$19,597
Forward Foreign Currency Contracts *	3,937	–	3,937	–
Futures *	1,026	1,026	–	–
Written Options *	411	411	–	–
Total	$5,374	$1,437	$3,937	$–
Liabilities:
Forward Foreign Currency Contracts *	473	–	473	–
Futures *	191	191	–	–
Total	$664	$191	$473	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

			Change in
	Balance as		Unrealized				Transfers	Transfers	Balance as
	of October	Realized	Appreciation				Into	Out of	of April 30,
	31, 2009	Gain (Loss)	(Depreciation)		Purchases	Sales	Level 3 *	Level 3*	2010
Assets:
Asset & Commercial Mortgage
Backed Securities	$9,955	$(2,484)	$3,409	†	$4,593	$(3,318)	$—	$(957)	$11,198
Corporate Bonds	7,762	305	(127	)‡	9,231	(1,670)	643	(7,745)	8,399
Total	$17,717	$(2,179)	$3,282		$13,824	$(4,988)	$643	$(8,702)	$19,597

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted- transfer into Level 3 versus securities where trading has resumed - transfer out of Level 3.
2)	Broker quoted securities - transfer into Level 3 versus quoted prices in active markets - transfer out of Level 3.
3)	Securities that have certain restrictions on trading - transfer into Level 3 versus securities where trading restrictions have expired - transfer out of Level 3.
†	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $2,423.
‡	Change in unrealized gains or losses in the current period relating to assets still held at April 30, 2010 was $(4).

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,250,970)	$2,322,971
Investments in underlying affiliated funds, at market value (cost $21,861)	25,101
Cash	4,286
Foreign currency on deposit with custodian (cost $841)	830
Unrealized appreciation on forward foreign currency contracts	3,937
Receivables:
Investment securities sold	109,784
Fund shares sold	1,702
Dividends and interest	16,017
Variation margin	368
Other assets	639
Total assets	2,485,635
Liabilities:
Unrealized depreciation on forward foreign currency contracts	473
Payables:
Investment securities purchased	367,801
Fund shares redeemed	7,061
Investment management fees	120
Dividends	159
Administrative fees	1
Distribution fees	44
Variation margin	39
Accrued expenses	347
Written options (proceeds $601)	190
Other liabilities	930
Total liabilities	377,165
Net assets	$2,108,470
Summary of Net Assets:
Capital stock and paid-in-capital	$2,104,762
Accumulated undistributed net investment income	2,598
Accumulated net realized loss on investments and foreign currency transactions	(78,831)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	79,941
Net assets	$2,108,470

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.44/$10.93
Shares outstanding	79,154
Net assets	$826,083
Class B: Net asset value per share	$10.37
Shares outstanding	7,138
Net assets	$74,014
Class C: Net asset value per share	$10.45
Shares outstanding	11,138
Net assets	$116,400
Class I: Net asset value per share	$10.44
Shares outstanding	1,059
Net assets	$11,056
Class R3: Net asset value per share	$10.60
Shares outstanding	541
Net assets	$5,735
Class R4: Net asset value per share	$10.58
Shares outstanding	2,331
Net assets	$24,662
Class R5: Net asset value per share	$10.58
Shares outstanding	48
Net assets	$507
Class Y: Net asset value per share	$10.57
Shares outstanding	99,327
Net assets	$1,050,013

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$973
Interest	44,410
Total investment income	45,383
Expenses:
Investment management fees	5,260
Administrative services fees	21
Transfer agent fees	906
Distribution fees
Class A	1,018
Class B	392
Class C	586
Class R3	8
Class R4	29
Custodian fees	14
Accounting services fees	183
Registration and filing fees	95
Board of Directors' fees	20
Audit fees	22
Other expenses	210
Total expenses (before waivers and fees paid indirectly)	8,764
Expense waivers	(140)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(140)
Total expenses, net	8,624
Net Investment Income	36,759
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	25,341
Net realized loss on futures	(228)
Net realized gain on written options	1,545
Net realized loss on swap contracts	(440)
Net realized loss on forward foreign currency contracts	(686)
Net realized loss on other foreign currency transactions	(64)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	25,468
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	14,471
Net unrealized appreciation of futures	1,092
Net unrealized appreciation of written options	411
Net unrealized appreciation of forward foreign currency contracts	4,127
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(39)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	20,062
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	45,530
Net Increase in Net Assets Resulting from Operations	$82,289

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$36,759	$69,406
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	25,468	(54,825)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	20,062	237,404
Net Increase In Net Assets Resulting From Operations	82,289	251,985
Distributions to Shareholders:
From net investment income
Class A	(14,401)	(33,511)
Class B	(1,109)	(3,137)
Class C	(1,647)	(3,782)
Class I	(212)	(362)
Class R3	(54)	(18)
Class R4	(402)	(755)
Class R5	(9)	(14)
Class Y	(19,146)	(35,288)
Total distributions	(36,980)	(76,867)
Capital Share Transactions:
Class A	(7,886)	90,469 *
Class B	(11,403)	2,261 †
Class C	(5,716)	22,158 ‡
Class I	138	3,740 §
Class R3	3,808	1,647 **
Class R4	2,219	7,377 ††
Class R5	88	113 ‡‡
Class Y	100,757	288,508
Net increase from capital share transactions	82,005	416,273
Net Increase In Net Assets	127,314	591,391
Net Assets:
Beginning of period	1,981,156	1,389,765
End of period	$2,108,470	$1,981,156
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,598	$2,819

*	Includes merger activity in the amount of $39,780.
†	Includes merger activity in the amount of $7,055.
‡	Includes merger activity in the amount of $16,957.
§	Includes merger activity in the amount of $703.
**	Includes merger activity in the amount of $166.
††	Includes merger activity in the amount of $422.
‡‡	Includes merger activity in the amount of $226.

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund
Notes to Financial Statements April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is primarily traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

f)
Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of April 30, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at April 30, 2010, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of April 30, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of April 30, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Investments in securities, at value	1,196
	(Purchased Options), Market Value
Interest rate contracts	Summary of Net Assets - Unrealized	1,026	Summary of Net Assets - Unrealized	191
	appreciation		depreciation
Interest rate contracts			Written Options, Market Value	190
Foreign exchange contracts	Unrealized appreciation on forward	3,937	Unrealized depreciation on forward	473
	foreign currency contracts		foreign currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended April 30, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$408	$(1,481)	$(25)	$—	$—	$(1,098)
Foreign exchange contracts	1,137	(2,489)	—	(686)	—	(2,038)
Credit contracts	—	—	—	—	(440)	(440)
Equity contracts	—	—	(203)	—	—	(203)
Total	$1,545	$(3,970)	$(228)	$(686)	$(440)	$(3,779)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Forward
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	411	(1,135)	1,092	—	—	$368
Foreign exchange contracts	—	—	—	4,127	—	4,127
Total	$411	$(1,135)	$1,092	$4,127	$—	$4,495

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of April 30, 2010. Transactions involving written option contracts during the six-month period ended April 30, 2010, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2010
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,302	1,589
Expired	—	—
Closed	(3,302)	(1,589)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	76,735	2,187
Expired	—	—
Closed	(73,893)	(1,586)
Exercised	—	—
End of Period	2,842	$601

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$76,879	$70,069

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,301
Accumulated Capital Losses *	(102,620)
Unrealized Appreciation †	58,863
Total Accumulated Deficit	$(41,456)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,772
Accumulated Net Realized Loss	(2,772)

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$38
2014	8,604
2015	637
2016	34,382
2017	58,959
Total	$102,620

Based on certain provisions in the IRC, limitations regarding the future utilization of carryforward may apply.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Hartford Investment Management for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.525%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%

Effective October 2, 2009 and expiring on October 2, 2010, HIFSCO voluntarily agreed to waive management fees equal to the expenses related to the affiliated investment companies the Fund acquired.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has permanently limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,		October 31,
	30, 2010	2009	2008	2007		2006		2005
Class A Shares	0.98%	1.00%	1.00%	1.00%		1.19%		1.20%
Class B Shares	1.74	1.68	1.70	1.75		1.95		1.95
Class C Shares	1.71	1.75	1.74	1.75		1.86		1.87
Class I Shares	0.73	0.75	0.68	0.72		0.91	*
Class R3 Shares	1.24	1.25	1.25	1.25	†
Class R4 Shares	0.97	0.98	0.99	1.00	†
Class R5 Shares	0.69	0.69	0.69	0.79	†
Class Y Shares	0.57	0.58	0.59	0.61		0.70		0.73

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $2,108 and contingent deferred sales charges of $86 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $38. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2010 (Unaudited)
(000’s Omitted)

Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $914 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2010, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 59,492 Class Y shares of the Fund.

7.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,760,206
Sales Proceeds Excluding U.S. Government Obligations	1,872,233
Cost of Purchases for U.S. Government Obligations	1,278,664
Sales Proceeds for U.S. Government Obligations	1,135,797

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,486	1,353	(11,606)	—	(767)	24,389	3,356	(22,376)	3,907	9,276
Amount	$97,564	$13,947	$(119,397)	$—	$(7,886)	$233,619	$32,100	$(215,030)	$39,780	$90,469
Class B
Shares	251	102	(1,467)	—	(1,114)	2,003	307	(2,793)	697	214
Amount	$2,557	$1,047	$(15,007)	$—	$(11,403)	$18,949	$2,910	$(26,653)	$7,055	$2,261
Class C
Shares	1,158	135	(1,846)	—	(553)	3,670	326	(3,439)	1,665	2,222
Amount	$11,922	$1,390	$(19,028)	$—	$(5,716)	$35,129	$3,117	$(33,045)	$16,957	$22,158
Class I
Shares	419	16	(421)	—	14	783	29	(502)	69	379
Amount	$4,304	$166	$(4,332)	$—	$138	$7,571	$277	$(4,811)	$703	$3,740
Class R3
Shares	401	5	(42)	—	364	170	2	(25)	16	163
Amount	$4,191	$55	$(438)	$—	$3,808	$1,708	$18	$(245)	$166	$1,647
Class R4
Shares	297	39	(123)	—	213	993	77	(355)	41	756
Amount	$3,094	$406	$(1,281)	$—	$2,219	$9,676	$749	$(3,470)	$422	$7,377
Class R5
Shares	12	2	(5)	—	9	13	1	(26)	22	10
Amount	$124	$9	$(45)	$—	$88	$128	$14	$(255)	$226	$113
Class Y
Shares	16,965	1,850	(9,102)	—	9,713	34,546	3,608	(8,621)	—	29,533
Amount	$176,654	$19,312	$(95,209)	$—	$100,757	$336,617	$35,074	$(83,183)	$—	$288,508

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	431	$4,439
For the Year Ended October 31, 2009	537	$5,200

9.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

The Hartford Total Return Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			And Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$10.21	$0.18	$–	$0.23	$0.41	$(0.18)	$–	$–	$(0.18)	$0.23	$10.44
B	10.15	0.14	–	0.22	0.36	(0.14)	–	–	(0.14)	0.22	10.37
C	10.23	0.14	–	0.23	0.37	(0.15)	–	–	(0.15)	0.22	10.45
I	10.22	0.19	–	0.23	0.42	(0.20)	–	–	(0.20)	0.22	10.44
R3	10.36	0.17	–	0.24	0.41	(0.17)	–	–	(0.17)	0.24	10.60
R4	10.35	0.18	–	0.23	0.41	(0.18)	–	–	(0.18)	0.23	10.58
R5	10.35	0.20	–	0.23	0.43	(0.20)	–	–	(0.20)	0.23	10.58
Y	10.34	0.20	–	0.23	0.43	(0.20)	–	–	(0.20)	0.23	10.57

For the Year Ended October 31, 2009
A	9.20	0.40	–	1.07	1.47	(0.46)	–	–	(0.46)	1.01	10.21
B	9.15	0.33	–	1.06	1.39	(0.39)	–	–	(0.39)	1.00	10.15
C	9.22	0.33	–	1.06	1.39	(0.38)	–	–	(0.38)	1.01	10.23
I	9.21	0.43	–	1.06	1.49	(0.48)	–	–	(0.48)	1.01	10.22
R3	9.32	0.42	–	1.05	1.47	(0.43)	–	–	(0.43)	1.04	10.36
R4	9.32	0.42	–	1.07	1.49	(0.46)	–	–	(0.46)	1.03	10.35
R5	9.32	0.42	–	1.09	1.51	(0.48)	–	–	(0.48)	1.03	10.35
Y	9.31	0.45	–	1.07	1.52	(0.49)	–	–	(0.49)	1.03	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	–	(1.29)	(0.80)	(0.52)	–	–	(0.52)	(1.32)	9.20
B	10.47	0.42	–	(1.29)	(0.87)	(0.45)	–	–	(0.45)	(1.32)	9.15
C	10.54	0.42	–	(1.30)	(0.88)	(0.44)	–	–	(0.44)	(1.32)	9.22
I	10.52	0.52	–	(1.28)	(0.76)	(0.55)	–	–	(0.55)	(1.31)	9.21
R3	10.64	0.47	–	(1.30)	(0.83)	(0.49)	–	–	(0.49)	(1.32)	9.32
R4	10.65	0.51	–	(1.32)	(0.81)	(0.52)	–	–	(0.52)	(1.33)	9.32
R5	10.64	0.54	–	(1.31)	(0.77)	(0.55)	–	–	(0.55)	(1.32)	9.32
Y	10.64	0.54	–	(1.31)	(0.77)	(0.56)	–	–	(0.56)	(1.33)	9.31

For the Year Ended October 31, 2007
A	10.59	0.49	–	(0.06)	0.43	(0.50)	–	–	(0.50)	(0.07)	10.52
B	10.54	0.41	–	(0.06)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.47
C	10.61	0.42	–	(0.07)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.54
I	10.60	0.53	–	(0.07)	0.46	(0.54)	–	–	(0.54)	(0.08)	10.52
R3(H)	10.76	0.41	–	(0.14)	0.27	(0.39)	–	–	(0.39)	(0.12)	10.64
R4(H)	10.76	0.42	–	(0.12)	0.30	(0.41)	–	–	(0.41)	(0.11)	10.65
R5(H)	10.76	0.43	–	(0.12)	0.31	(0.43)	–	–	(0.43)	(0.12)	10.64
Y	10.71	0.54	–	(0.07)	0.47	(0.54)	–	–	(0.54)	(0.07)	10.64

For the Year Ended October 31, 2006
A	10.62	0.41	–	0.04	0.45	(0.42)	(0.06)	–	(0.48)	(0.03)	10.59
B	10.57	0.33	–	0.04	0.37	(0.34)	(0.06)	–	(0.40)	(0.03)	10.54
C	10.64	0.34	–	0.03	0.37	(0.34)	(0.06)	–	(0.40)	(0.03)	10.61
I(I)	10.51	0.08	–	0.09	0.17	(0.08)	–	–	(0.08)	0.09	10.60
Y	10.73	0.47	–	0.04	0.51	(0.47)	(0.06)	–	(0.53)	(0.02)	10.71

For the Year Ended October 31, 2005
A	10.95	0.35	–	(0.24)	0.11	(0.40)	(0.04)	–	(0.44)	(0.33)	10.62
B	10.90	0.27	–	(0.24)	0.03	(0.32)	(0.04)	–	(0.36)	(0.33)	10.57
C	10.97	0.29	–	(0.25)	0.04	(0.33)	(0.04)	–	(0.37)	(0.33)	10.64
Y	11.06	0.40	–	(0.24)	0.16	(0.45)	(0.04)	–	(0.49)	(0.33)	10.73
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Expense ratios do not include expenses of the Underlying Funds.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

4.07	%(E)	$ 826,083	0.99	%(F)(G)	0.98	%(F)(G)	0.98	%(F)(G)	3.49	%(F)	123%
3.62	(E)	74,014	1.88	(F)(G)	1.74	(F)(G)	1.74	(F)(G)	2.72	(F)	–
3.59	(E)	116,400	1.72	(F)(G)	1.71	(F)(G)	1.71	(F)(G)	2.76	(F)	–
4.11	(E)	11,056	0.74	(F)(G)	0.73	(F)(G)	0.73	(F)(G)	3.74	(F)	–
3.98	(E)	5,735	1.31	(F)(G)	1.24	(F)(G)	1.24	(F)(G)	3.28	(F)	–
4.02	(E)	24,662	0.98	(F)(G)	0.97	(F)(G)	0.97	(F)(G)	3.51	(F)	–
4.16	(E)	507	0.70	(F)(G)	0.69	(F)(G)	0.69	(F)(G)	3.79	(F)	–
4.23	(E)	1,050,013	0.58	(F)(G)	0.57	(F)(G)	0.57	(F)(G)	3.91	(F)	–

16.38		816,191	1.03	(G)	1.00	(G)	1.00	(G)	4.18		215
15.60		83,760	1.95	(G)	1.68	(G)	1.68	(G)	3.51		–
15.48		119,568	1.76	(G)	1.75	(G)	1.75	(G)	3.42		–
16.65		10,680	0.77	(G)	0.75	(G)	0.75	(G)	4.36		–
16.19		1,836	1.42	(G)	1.25	(G)	1.25	(G)	3.65		–
16.39		21,920	0.98	(G)	0.98	(G)	0.98	(G)	4.17		–
16.73		408	0.69	(G)	0.69	(G)	0.69	(G)	4.35		–
16.87		926,793	0.58	(G)	0.58	(G)	0.58	(G)	4.57		–

(7.99)		650,149	1.02		1.00		1.00		4.76		184
(8.68)		73,557	1.93		1.71		1.71		4.05		–
(8.66)		87,277	1.74		1.74		1.74		4.01		–
(7.62)		6,128	0.68		0.68		0.68		5.10		–
(8.15)		130	1.44		1.25		1.25		4.62		–
(7.98)		12,698	0.99		0.99		0.99		4.81		–
(7.62)		271	0.70		0.70		0.70		5.08		–
(7.62)		559,555	0.59		0.59		0.59		5.19		–

4.11		601,301	1.07		1.00		1.00		4.71		268
3.36		82,376	1.96		1.75		1.75		3.95		–
3.33		84,793	1.78		1.75		1.75		3.95		–
4.42		3,050	0.72		0.72		0.72		5.04		–
2.59	(E)	10	1.38	(F)	1.25	(F)	1.25	(F)	4.47	(F)	–
2.90	(E)	2,928	1.09	(F)	1.00	(F)	1.00	(F)	4.95	(F)	–
2.97	(E)	141	0.79	(F)	0.79	(F)	0.79	(F)	5.09	(F)	–
4.46		359,523	0.61		0.61		0.61		5.09		–

4.35		432,703	1.20		1.20		1.20		3.98		456
3.56		79,506	2.02		1.95		1.95		3.20		–
3.63		75,194	1.87		1.87		1.87		3.29		–
1.58	(E)	38	1.01	(F)	0.91	(F)	0.91	(F)	4.78	(F)	–
4.89		285,255	0.70		0.70		0.70		4.48		–

1.00		311,557	1.24		1.20		1.20		3.24		195
0.25		81,028	2.00		1.95		1.95		2.49		–
0.34		74,039	1.87		1.87		1.87		2.56		–
1.45		188,156	0.73		0.73		0.73		3.73		–

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2009	Beginning	Ending Account	October 31,	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	2009 through	expense	1/2	full
	October 31, 2009	April 30, 2010	April 30, 2010	October 31, 2009	April 30, 2010	April 30, 2010	ratio	year	year
Class A	$1,000.00	$1,040.70	$4.96	$1,000.00	$1,019.93	$4.91	0.98%	181	365
Class B	$1,000.00	$1,036.20	$8.78	$1,000.00	$1,016.17	$8.70	1.74	181	365
Class C	$1,000.00	$1,035.90	$8.63	$1,000.00	$1,016.31	$8.55	1.71	181	365
Class I	$1,000.00	$1,041.10	$3.69	$1,000.00	$1,021.17	$3.66	0.73	181	365
Class R3	$1,000.00	$1,039.80	$6.27	$1,000.00	$1,018.65	$6.21	1.24	181	365
Class R4	$1,000.00	$1,040.20	$4.91	$1,000.00	$1,019.98	$4.86	0.97	181	365
Class R5	$1,000.00	$1,041.60	$3.49	$1,000.00	$1,021.37	$3.46	0.69	181	365
Class Y	$1,000.00	$1,042.30	$2.89	$1,000.00	$1,021.97	$2.86	0.57	181	365

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-TRB10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

THE HARTFORD MUTUAL FUNDS 2010 Semi Annual Report The Hartford Value Fund

The Hartford Value Fund

The Hartford Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 4/30/01 - 4/30/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 4/30/10)

	6	1	5	Since
	Month†	Year	Year	Inception
Value A#	14.20%	36.58%	4.48%	3.05%
Value A##		29.07%	3.30%	2.41%
Value B#	13.77%	35.46%	3.75%	NA*
Value B##		30.46%	3.40%	NA*
Value C#	13.81%	35.47%	3.69%	2.29%
Value C##		34.47%	3.69%	2.29%
Value I#	14.44%	36.93%	4.71%	3.18%
Value R3#	14.12%	36.27%	4.45%	3.16%
Value R4#	14.27%	36.56%	4.65%	3.27%
Value R5#	14.41%	37.00%	4.88%	3.40%
Value Y#	14.52%	37.20%	4.97%	3.45%
Russell 1000 Value Index	17.77%	42.28%	1.93%	3.16%

†	Not annualized
#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B Converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds are closed to new investments.

(5)
Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Karen H. Grimes, CFA	Ian R. Link, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President, Partner	Vice President	Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 14.20%, before sales charge, for the six-month period ended April 30, 2010, underperforming its benchmark, the Russell 1000 Value Index, which returned 17.77% for the same period. The Fund also underperformed the 14.75% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities posted positive results during the period, extending a nearly 14-month long market rally. Throughout the period, extraordinary government measures helped to stabilize global economies and markets. As the period progressed, investor confidence grew amid accommodative monetary policy, better-than-expected corporate earnings, and improving economic data, providing a favorable backdrop for equities. Sector returns within the Russell 1000 Value Index diverged widely in this environment, with strength in Consumer Discretionary (+39%), Industrials (+32%), and Materials (+27%) overshadowing

2

relative weakness in Telecommunication Services (+8%) and Energy (+9%).

The Fund’s underperformance versus its benchmark was primarily due to weak stock selection. Stock selection detracted most from relative performance in Financials, Consumer Discretionary, and Consumer Staples, more than offsetting stronger selection in Materials and Industrials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, was neutral during the period. The Fund’s underweights (i.e. the Fund’s sector position was less than the benchmark position) in Telecommunication Services and Utilities contributed positively to benchmark-relative results, while an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Health Care and underweight in Consumer Discretionary detracted.

Baxter International (Health Care), ACE (Financials), and Goldman Sachs (Financials) detracted most from benchmark-relative returns. Diversified healthcare company Baxter saw its shares decline when the company cut its 2010 financial forecast due in part to market pressure on its plasma-products business. Worldwide property/casualty insurance and reinsurance provider ACE underperformed during the period as the insurance sector came under pressure on concerns about the pricing cycle. Shares of investment bank Goldman Sachs declined sharply at the end of the period amid news of a civil lawsuit and potential criminal investigation by the U.S. government. Stocks that detracted most from absolute returns included Exxon Mobil (Energy) and Kroger (Consumer Staples).

Among the top contributors to benchmark-relative returns were Cliffs Natural Resources (Materials), Cummins (Industrials), and Stanley Black & Decker (Consumer Discretionary). Cliffs Natural Resources, an iron ore mining company, saw its shares rise as the company reported above-consensus quarterly results. The company also indicated a stronger year ahead, driven by attractive iron ore pricing and good cost controls. Shares of Cummins, a global leader in energy efficient and low emission engine technology for commercial vehicles, rose following a strong earnings report on better-than expected margins and increased earnings guidance for 2010. Shares of Stanley Works, a manufacturer of tools and hardware for construction and industrial applications, gained on news that the company was acquiring its competitor Black & Decker. Wells Fargo (Financials) was among the top absolute contributors for the period.

What is the outlook?

March 2010 marked the one year anniversary of recession-induced lows in global capital markets. Since the bottom in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however, U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence data. The housing market remains fragile, although declines appear to be moderating.

While equity prices generally trended higher the first quarter of 2010, these gains were modest in comparison with previous sharp moves off the March 2009 bottom. This moderation may signal a new phase in the economy and capital markets as we transition from a rally driven primarily by relief that a Depression-like scenario has been avoided to a focus on security fundamentals and the headwinds faced by the global economy. In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which expected growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight in Information Technology, Health Care, and Consumer Staples sectors; our largest underweights were in Financials, Utilities, and Telecommunication Services.

Diversification by Industry
as of April 30, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	6.1
Capital Goods (Industrials)	10.4
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	3.3
Diversified Financials (Financials)	9.6
Energy (Energy)	16.2
Food & Staples Retailing (Consumer Staples)	1.9
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	4.0
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	6.2
Materials (Materials)	4.7
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.7
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	3.8
Software & Services (Information Technology)	1.6
Technology Hardware & Equipment (Information Technology)	3.4
Telecommunication Services (Services)	2.6
Utilities (Utilities)	3.4
Short-Term Investments	1.5
Other Assets and Liabilities	1.2
Total	100.0%

3

The Hartford Value Fund
Schedule of Investments
April 30, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3%
	Automobiles & Components - 0.6%
200	Ford Motor Co. ●	$2,603

	Banks - 6.1%
140	PNC Financial Services Group, Inc.	9,383
484	Wells Fargo & Co.	16,038
		25,421
	Capital Goods - 10.4%
57	Boeing Co.	4,157
78	Cummins, Inc.	5,641
521	General Electric Co.	9,819
69	Illinois Tool Works, Inc.	3,536
177	Ingersoll-Rand plc	6,553
77	PACCAR, Inc.	3,587
200	Textron, Inc.	4,573
136	Tyco International Ltd.	5,275
		43,141
	Commercial & Professional Services - 1.0%
118	Waste Management, Inc.	4,106

	Consumer Durables & Apparel - 3.3%
51	Coach, Inc.	2,121
178	Mattel, Inc.	4,107
117	Stanley Black & Decker, Inc.	7,253
		13,481
	Diversified Financials - 9.6%
63	Ameriprise Financial, Inc.	2,930
550	Bank of America Corp.	9,812
157	Bank of New York Mellon Corp.	4,898
46	Goldman Sachs Group, Inc.	6,694
323	JP Morgan Chase & Co.	13,771
118	UBS AG ADR	1,812
		39,917
	Energy - 16.2%
53	Apache Corp.	5,342
135	Baker Hughes, Inc.	6,703
144	Chevron Corp.	11,687
124	ConocoPhillips Holding Co.	7,351
30	EOG Resources, Inc.	3,386
177	Exxon Mobil Corp.	12,037
86	Halliburton Co.	2,645
63	Hess Corp.	4,004
126	Marathon Oil Corp.	4,041
112	Occidental Petroleum Corp.	9,921
		67,117
	Food & Staples Retailing - 1.9%
103	CVS/Caremark Corp.	3,792
127	Sysco Corp.	4,009
		7,801
	Food, Beverage & Tobacco - 4.6%
259	Dean Foods Co. ●	4,068
30	General Mills, Inc.	2,157
122	Kraft Foods, Inc.	3,620
74	PepsiCo, Inc.	4,846
83	Philip Morris International, Inc.	4,083
		18,774
	Health Care Equipment & Services - 4.0%
80	Baxter International, Inc.	3,773
87	Cardinal Health, Inc.	3,008
73	Covidien plc	3,503
108	UnitedHealth Group, Inc.	3,273
49	Zimmer Holdings, Inc. ●	2,979
		16,536
	Household & Personal Products - 0.7%
49	Kimberly-Clark Corp.	3,008

	Insurance - 6.2%
143	ACE Ltd.	7,606
88	AON Corp.	3,715
99	Chubb Corp.	5,245
131	Principal Financial Group, Inc.	3,822
224	Unum Group	5,484
		25,872
	Materials - 4.7%
61	Agrium U.S., Inc.	3,782
48	Cliff's Natural Resources, Inc.	3,001
53	Dow Chemical Co.	1,634
107	E.I. DuPont de Nemours & Co.	4,243
65	Mosaic Co.	3,339
89	Rexam plc ADR	2,210
105	Steel Dynamics, Inc.	1,645
		19,854
	Media - 2.1%
137	CBS Corp. Class B	2,218
337	Comcast Corp. Class A	6,649
		8,867
	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
75	Abbott Laboratories	3,857
72	Amgen, Inc. ●	4,107
54	Johnson & Johnson	3,492
142	Merck & Co., Inc.	4,958
451	Pfizer, Inc.	7,532
65	Teva Pharmaceutical Industries Ltd. ADR	3,841
		27,787
	Retailing - 4.4%
140	Home Depot, Inc.	4,932
74	Kohl's Corp. ●	4,086
158	Staples, Inc.	3,720
96	Target Corp.	5,448
		18,186
	Semiconductors & Semiconductor Equipment - 3.8%
298	Intel Corp.	6,792
144	Maxim Integrated Products, Inc.	2,791
182	Taiwan Semiconductor Manufacturing Co.,
	Ltd. ADR	1,922
162	Texas Instruments, Inc.	4,208
		15,713
	Software & Services - 1.6%
215	Microsoft Corp.	6,578

	Technology Hardware & Equipment - 3.4%
251	Cisco Systems, Inc. ●	6,757
107	Hewlett-Packard Co.	5,535
54	Qualcomm, Inc.	2,076
		14,368
	Telecommunication Services - 2.6%
318	AT&T, Inc.	8,278

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Telecommunication Services - 2.6% - (continued)
81	Verizon Communications, Inc.		$2,340
			10,618
	Utilities - 3.4%
101	Edison International		3,454
72	Entergy Corp.		5,821
30	FPL Group, Inc.		1,572
121	Northeast Utilities		3,354
			14,201
	Total common stocks
	(cost $346,094)		$403,949

	Total long-term investments
	(cost $346,094)		$403,949

SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 1.5%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $662,
	collateralized by FHLMC 4.00% - 7.50%,
	2012 - 2040, FNMA 4.00% - 6.50%, 2010 -
	2040, value of $676)
$662	0.20%, 04/30/2010		$662
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $2,471,
	collateralized by FNMA 3.50% - 9.00%,
	2013 - 2048, value of $2,520)
2,471	0.20%, 04/30/2010		2,471
	JP Morgan Chase TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $762, collateralized by FHLMC
	6.00% - 6.50%, 2038, value of $777)
762	0.20%, 04/30/2010		762
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	05/03/2010 in the amount of $1,542,
	collateralized by FHLMC 4.00% - 6.50%,
	2017 - 2040, FNMA 3.50% - 6.50%, 2018 -
	2040, value of $1,576)
1,542	0.19%, 04/30/2010		1,542
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/03/2010 in the amount of
	$11, collateralized by U.S. Treasury Bond
	7.63%, 2022, value of $11)
11	0.18%, 04/30/2010		11
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 05/03/2010 in the
	amount of $903, collateralized by U.S.
	Treasury Note 3.00%, 2017, value of $921)
903	0.20%, 04/30/2010		903
			6,351
	Total short-term investments
	(cost $6,351)		$6,351

	Total investments
	(cost $352,445) ▲	98.8%	$410,300
	Other assets and liabilities	1.2%	4,846
	Total net assets	100.0%	$415,146

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.7% of total net assets at April 30, 2010.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At April 30, 2010, the cost of securities for federal income tax purposes was $355,596 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,349
Unrealized Depreciation	(13,645)
Net Unrealized Appreciation	$54,704

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$403,949	$403,949	$–	$–
Short-Term Investments	6,351	–	6,351	–
Total	$410,300	$403,949	$6,351	$–

♦	For the period ended April 30, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Value Fund
Statement of Assets and Liabilities
April 30, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $352,445)	$410,300
Cash	—
Receivables:
Investment securities sold	5,031
Fund shares sold	1,361
Dividends and interest	376
Other assets	77
Total assets	417,145
Liabilities:
Payables:
Investment securities purchased	1,644
Fund shares redeemed	253
Investment management fees	37
Administrative fees	—
Distribution fees	4
Accrued expenses	61
Total liabilities	1,999
Net assets	$415,146
Summary of Net Assets:
Capital stock and paid-in-capital	$417,158
Accumulated undistributed net investment income	1,112
Accumulated net realized loss on investments	(60,979)
Unrealized appreciation of investments	57,855
Net assets	$415,146

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.97/$11.61
Shares outstanding	6,478
Net assets	$71,041
Class B: Net asset value per share	$10.76
Shares outstanding	627
Net assets	$6,748
Class C: Net asset value per share	$10.74
Shares outstanding	1,273
Net assets	$13,666
Class I: Net asset value per share	$10.94
Shares outstanding	384
Net assets	$4,198
Class R3: Net asset value per share	$10.78
Shares outstanding	35
Net assets	$375
Class R4: Net asset value per share	$10.85
Shares outstanding	15
Net assets	$161
Class R5: Net asset value per share	$10.89
Shares outstanding	9
Net assets	$103
Class Y: Net asset value per share	$10.90
Shares outstanding	29,247
Net assets	$318,854

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2010 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,170
Interest	2
Less: Foreign tax withheld	(4)
Total investment income	4,168

Expenses:
Investment management fees	1,572
Administrative services fees	—
Transfer agent fees	99
Distribution fees
Class A	78
Class B	36
Class C	60
Class R3	1
Class R4	—
Custodian fees	4
Accounting services fees	27
Registration and filing fees	45
Board of Directors' fees	5
Audit fees	6
Other expenses	47
Total expenses (before waivers and fees paid indirectly)	1,980
Expense waivers	(1)
Transfer agent fee waivers	(3)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(7)
Total expenses, net	1,973
Net Investment Income	2,195
Net Realized Gain on Investments:
Net realized gain on investments in securities	6,074
Net Realized Gain on Investments	6,074
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	44,342
Net Changes in Unrealized Appreciation of Investments	44,342
Net Gain on Investments	50,416
Net Increase in Net Assets Resulting from Operations	$52,611

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009
Operations:
Net investment income	$2,195	$5,181
Net realized gain (loss) on investments	6,074	(45,951)
Net unrealized appreciation of investments	44,342	84,505
Net Increase In Net Assets Resulting From Operations	52,611	43,735
Distributions to Shareholders:
From net investment income
Class A	(154)	(1,350)
Class B	(10)	(71)
Class C	(16)	(90)
Class I	(10)	(39)
Class R3	(1)	(4)
Class R4	—	(5)
Class R5	—	—
Class Y	(1,048)	(8,841)
Total distributions	(1,239)	(10,400)
Capital Share Transactions:
Class A	5,379	(2,129)
Class B	(1,468)	(520)
Class C	1,577	690
Class I	1,341	1,692
Class R3	88	106
Class R4	(23)	(14)
Class R5	95	—
Class Y	(18,531)	56,661
Net increase (decrease) from capital share transactions	(11,542)	56,486
Net Increase In Net Assets	39,830	89,821
Net Assets:
Beginning of period	375,316	285,495
End of period	$415,146	$375,316
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,112	$156

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Notes to Financial Statements
April 30, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-five portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50% Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

10

closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on

11

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Joint Trading Account – Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2010.

e)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of April 30, 2010.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

12

g)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
Ordinary Income	$10,400	$13,907
Long-Term Capital Gains *	—	9,415

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of October 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$156
Accumulated Capital Losses *	(63,902)
Unrealized Appreciation †	10,362
Total Accumulated Deficit	$(53,384)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and  partnerships.

13

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2009, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(45)
Accumulated Net Realized Gain	45

e)	Capital Loss Carryforward – At October 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$17,720
2017	46,182
Total	$63,902

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”) serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

14

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2010, HIFSCO has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Ended April	October 31,	October 31,	October 31,		October 31,	October 31,
	30, 2010	2009	2008	2007		2006	2005
Class A Shares	1.34%	1.39%	1.32%	1.32%		1.37%	1.39%
Class B Shares	2.15	1.88	2.06	2.15		2.12	2.14
Class C Shares	2.06	2.14	2.09	2.09		2.14	2.14
Class I Shares	0.98	0.99	0.95	1.00	*
Class R3 Shares	1.62	1.62	1.65	1.65	†
Class R4 Shares	1.29	1.29	1.30	1.35	†
Class R5 Shares	0.98	0.97	0.98	1.05	†
Class Y Shares	0.87	0.87	0.87	0.88		0.91	0.92

*	From May 31, 2007 (commencement of operations), through October 31, 2007.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2010, HIFSCO received front-end load sales charges of $128 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to

15

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2010 (Unaudited)
(000’s Omitted)

existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated $96 for providing such services. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliate – The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from	Total Return
	Payment from	Excluding
	Affiliate for SEC	Payment from
	Settlement for the	Affiliate for the
	Year ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	–	16.60%
Class B	–	15.62
Class C	–	15.62
Class Y	–	17.06

5.	Affiliate Holdings:

As of April 30, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

6.	Investment Transactions:

For the six-month period ended April 30, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$55,464
Sales Proceeds Excluding U.S. Government Obligations	74,846

16

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	For the Six-Month Period Ended April 30, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,189	15	(719)	—	485	2,423	150	(2,931)	—	(358)
Amount	$12,688	$149	$(7,458)	$—	$5,379	$20,763	$1,265	$(24,157)	$—	$(2,129)
Class B
Shares	22	1	(165)	—	(142)	229	8	(294)	—	(57)
Amount	$225	$9	$(1,702)	$—	$(1,468)	$1,838	$66	$(2,424)	$—	$(520)
Class C
Shares	222	1	(71)	—	152	407	10	(346)	—	71
Amount	$2,289	$14	$(726)	$—	$1,577	$3,421	$82	$(2,813)	$—	$690
Class I
Shares	297	1	(178)	—	120	273	3	(79)	—	197
Amount	$3,141	$8	$(1,808)	$—	$1,341	$2,348	$31	$(687)	$—	$1,692
Class R3
Shares	16	—	(7)	—	9	13	—	(1)	—	12
Amount	$162	$1	$(75)	$—	$88	$109	$4	$(7)	$—	$106
Class R4
Shares	2	—	(4)	—	(2)	5	1	(8)	—	(2)
Amount	$14	$1	$(38)	$—	$(23)	$45	$5	$(64)	$—	$(14)
Class R5
Shares	8	—	—	—	8	—	—	—	—	—
Amount	$95	$—	$—	$—	$95	$—	$—	$—	$—	$—
Class Y
Shares	332	103	(2,253)	—	(1,818)	8,417	1,042	(2,063)	—	7,396
Amount	$3,405	$1,048	$(22,984)	$—	$(18,531)	$66,473	$8,841	$(18,653)	$—	$56,661

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued) for the six-month period ended April 30, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2010	51	$538
For the Year Ended October 31, 2009	51	$478

8.	Line of Credit:

The Fund is one of several Hartford Funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the Funds participating in the line of credit based on the average net assets of the Funds. During the six-month period ended April 30, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events and determined that no additional items require recording or disclosure.

17

The Hartford Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2010 (Unaudited)
A	$9.63	$0.04	$–	$1.33	$1.37	$(0.03)	$–	$–	$(0.03)	$1.34	$10.97
B	9.47	–	–	1.30	1.30	(0.01)	–	–	(0.01)	1.29	10.76
C	9.45	–	–	1.30	1.30	(0.01)	–	–	(0.01)	1.29	10.74
I	9.59	0.05	–	1.33	1.38	(0.03)	–	–	(0.03)	1.35	10.94
R3	9.47	0.02	–	1.32	1.34	(0.03)	–	–	(0.03)	1.31	10.78
R4	9.52	0.05	–	1.31	1.36	(0.03)	–	–	(0.03)	1.33	10.85
R5	9.55	0.03	–	1.34	1.37	(0.03)	–	–	(0.03)	1.34	10.89
Y	9.55	0.06	–	1.32	1.38	(0.03)	–	–	(0.03)	1.35	10.90

For the Year Ended October 31, 2009 (G)
A	8.95	0.11	–	0.78	0.89	(0.21)	–	–	(0.21)	0.68	9.63
B	8.73	0.06	–	0.77	0.83	(0.09)	–	–	(0.09)	0.74	9.47
C	8.72	0.04	–	0.77	0.81	(0.08)	–	–	(0.08)	0.73	9.45
I	8.97	0.10	–	0.81	0.91	(0.29)	–	–	(0.29)	0.62	9.59
R3	8.87	0.07	–	0.77	0.84	(0.24)	–	–	(0.24)	0.60	9.47
R4	8.89	0.11	–	0.77	0.88	(0.25)	–	–	(0.25)	0.63	9.52
R5	8.92	0.14	–	0.77	0.91	(0.28)	–	–	(0.28)	0.63	9.55
Y	8.93	0.15	–	0.77	0.92	(0.30)	–	–	(0.30)	0.62	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	–	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	(5.18)	8.95
B	13.78	0.08	–	(4.49)	(4.41)	–	(0.64)	–	(0.64)	(5.05)	8.73
C	13.78	0.06	–	(4.48)	(4.42)	–	(0.64)	–	(0.64)	(5.06)	8.72
I	14.15	0.17	–	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	(5.18)	8.97
R3	14.00	0.03	–	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	(5.13)	8.87
R4	14.03	0.08	–	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	(5.14)	8.89
R5	14.07	0.19	–	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	(5.15)	8.92
Y	14.09	0.21	–	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	(5.16)	8.93

For the Year Ended October 31, 2007
A	12.91	0.12	–	1.89	2.01	–	(0.79)	–	(0.79)	1.22	14.13
B	12.71	0.01	–	1.85	1.86	–	(0.79)	–	(0.79)	1.07	13.78
C	12.71	0.02	–	1.84	1.86	–	(0.79)	–	(0.79)	1.07	13.78
I(I)	13.85	0.03	–	0.27	0.30	–	–	–	–	0.30	14.15
R3(J)	12.51	0.05	–	1.44	1.49	–	–	–	–	1.49	14.00
R4(J)	12.51	0.09	–	1.43	1.52	–	–	–	–	1.52	14.03
R5(J)	12.51	0.12	–	1.44	1.56	–	–	–	–	1.56	14.07
Y	12.91	0.09	–	1.97	2.06	(0.09)	(0.79)	–	(0.88)	1.18	14.09

For the Year Ended October 31, 2006
A	10.79	0.09	–	2.11	2.20	(0.08)	–	–	(0.08)	2.12	12.91
B	10.62	0.01	–	2.08	2.09	–	–	–	–	2.09	12.71
C	10.62	0.01	–	2.08	2.09	–	–	–	–	2.09	12.71
Y	10.79	0.15	–	2.10	2.25	(0.13)	–	–	(0.13)	2.12	12.91

For the Year Ended October 31, 2005
A	9.71	0.08	–	1.04	1.12	(0.04)	–	–	(0.04)	1.08	10.79
B	9.60	–	–	1.02	1.02	–	–	–	–	1.02	10.62
C	9.60	–	–	1.02	1.02	–	–	–	–	1.02	10.62
Y	9.71	0.12	–	1.05	1.17	(0.09)	–	–	(0.09)	1.08	10.79

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on May 31, 2007.
(J)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.20	%(E)	$71,041	1.34	%(F)	1.34	%(F)	1.34	%(F)	0.77	%(F)	14%
13.77	(E)	6,748	2.26	(F)	2.15	(F)	2.15	(F)	(0.01	) (F)	–
13.81	(E)	13,666	2.07	(F)	2.07	(F)	2.07	(F)	0.03	(F)	–
14.44	(E)	4,198	0.98	(F)	0.98	(F)	0.98	(F)	1.10	(F)	–
14.12	(E)	375	1.62	(F)	1.62	(F)	1.62	(F)	0.43	(F)	–
14.27	(E)	161	1.29	(F)	1.29	(F)	1.29	(F)	0.86	(F)	–
14.41	(E)	103	0.98	(F)	0.98	(F)	0.98	(F)	0.45	(F)	–
14.52	(E)	318,854	0.87	(F)	0.87	(F)	0.87	(F)	1.26	(F)	–

10.29		57,687	1.41		1.40		1.40		1.27		50
9.61		7,286	2.43		1.89		1.89		0.77		–
9.47		10,591	2.18		2.14		2.14		0.49		–
10.60		2,534	1.00		1.00		1.00		1.24		–
9.92		248	1.63		1.63		1.63		0.86		–
10.26		163	1.29		1.29		1.29		1.36		–
10.65		8	0.97		0.97		0.97		1.67		–
10.74		296,799	0.88		0.88		0.88		1.73		–

(33.00)		56,864	1.32		1.32		1.32		1.32		57
(33.43)		7,211	2.27		2.06		2.06		0.57		–
(33.50)		9,160	2.10		2.10		2.10		0.54		–
(32.67)		598	0.96		0.96		0.96		1.66		–
(33.14)		122	1.73		1.65		1.65		0.87		–
(32.93)		166	1.31		1.31		1.31		1.29		–
(32.71)		8	0.98		0.98		0.98		1.65		–
(32.65)		211,366	0.88		0.88		0.88		1.76		–

16.61	(H)	89,023	1.32		1.32		1.32		0.89		32
15.63	(H)	12,976	2.23		2.15		2.15		0.07		–
15.63	(H)	13,710	2.09		2.09		2.09		0.13		–
2.17	(E)	46	1.00	(F)	1.00	(F)	1.00	(F)	1.00	(F)	–
11.91	(E)	11	1.65	(F)	1.65	(F)	1.65	(F)	0.47	(F)	–
12.15	(E)	11	1.35	(F)	1.35	(F)	1.35	(F)	0.78	(F)	–
12.47	(E)	11	1.05	(F)	1.05	(F)	1.05	(F)	1.07	(F)	–
17.07	(H)	301,813	0.89		0.89		0.89		1.30		–

20.52		79,476	1.38		1.38		1.38		0.89		50
19.68		11,957	2.29		2.13		2.13		0.15		–
19.68		12,943	2.15		2.15		2.15		0.12		–
21.07		72,054	0.92		0.92		0.92		1.36		–

11.50		63,417	1.41		1.40		1.40		0.76		29
10.62		10,091	2.34		2.15		2.15		0.01		–
10.62		10,238	2.19		2.15		2.15		0.02		–
12.06		60,218	0.93		0.93		0.93		1.19		–

19

The Hartford Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman. Mr. Johnston was a member of the law firm of Waller Lansden Dortch & Davis from 1969 until 1986.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford. In addition, Mr. Walters is a Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007) and as Co-Chief Operating Officer of Hartford Life (2007-2008).
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 to 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 - 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 - 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 - 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004.

21

The Hartford Value Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2009 through April 30, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Beginning Account Value October 31, 2009	Ending Account Value April 30, 2010	Expenses paid during the period October 31, 2009 through April 30, 2010	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,142.00	$7.12	$1,000.00	$1,018.15	$6.71	1.34%	181	365
Class B	$1,000.00	$1,137.70	$11.40	$1,000.00	$1,014.13	$10.74	2.15	181	365
Class C	$1,000.00	$1,138.10	$10.97	$1,000.00	$1,014.53	$10.34	2.07	181	365
Class I	$1,000.00	$1,144.40	$5.21	$1,000.00	$1,019.93	$4.91	0.98	181	365
Class R3	$1,000.00	$1,141.20	$8.60	$1,000.00	$1,016.76	$8.10	1.62	181	365
Class R4	$1,000.00	$1,142.70	$6.85	$1,000.00	$1,018.40	$6.46	1.29	181	365
Class R5	$1,000.00	$1,144.10	$5.21	$1,000.00	$1,019.93	$4.91	0.98	181	365
Class Y	$1,000.00	$1,145.20	$4.63	$1,000.00	$1,020.48	$4.36	0.87	181	365

23

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund's prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read it carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Mutual fund inception dates range from 1949 to date. The Hartford Mutual Funds are not a subsidiary of The Hartford but are underwritten, distributed by, and advised by subsidiaries of The Hartford. Investments in The Hartford Mutual Funds are not guaranteed by The Hartford or any other entity.

MFSAR-V10  6/10  MUT 8759  Printed in U.S.A.©2010 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: June 14, 2010	By: /s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 14, 2010	By: /s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Date: June 14, 2010	By: /s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer